UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

This report on Form N-CSR relates solely to the Registrant's Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund, and Fidelity Total International Equity Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.38%	8.29%	4.89%
Class T (incl. 3.50% sales charge)	4.48%	8.53%	4.88%
Class B (incl. contingent deferred sales charge) A	2.81%	8.48%	4.98%
Class C (incl. contingent deferred sales charge) B	6.79%	8.76%	4.73%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on October 31, 2005 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced solid gains that were roughly in line with the 8.55% gain of the benchmark MSCI EAFE Small Cap Index. Relative to the benchmark, stock picking in the consumer discretionary, information technology and health care sectors was strong, whereas security selection in materials and, to a lesser extent, consumer staples hurt. In country terms, underweightings in Australia, Hong Kong and Singapore helped, as did stock picks in Germany and South Korea. Conversely, positioning in Canada detracted, along with security selection in Japan and several European markets. Another negative was the fund's fair-value pricing adjustment. Our biggest individual contributor was BGF Retail, a South Korean convenience-store retailer that wasn't part of our benchmark. Also contributing was SS&C Technologies Holdings, a provider of back-office software for asset managers. In contrast, non-index energy companies Pason Systems and ShawCor were particularly big detractors this period. Another detractor was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.49%
Actual		$ 1,000.00	$ 985.30	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class T	1.78%
Actual		$ 1,000.00	$ 983.80	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Class B	2.26%
Actual		$ 1,000.00	$ 982.20	$ 11.29
HypotheticalA		$ 1,000.00	$ 1,013.81	$ 11.47
Class C	2.25%
Actual		$ 1,000.00	$ 982.10	$ 11.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
International Small Cap Opportunities	1.20%
Actual		$ 1,000.00	$ 987.40	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class I	1.18%
Actual		$ 1,000.00	$ 987.40	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

Japan	26.0%
United Kingdom	21.7%
United States of America*	15.0%
Germany	5.7%
Italy	4.3%
Sweden	3.0%
Netherlands	2.8%
Australia	2.0%
Canada	1.9%
Other	17.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets (Liabilities).

As of April 30, 2015

Japan	26.7%
United Kingdom	21.4%
United States of America*	11.7%
Germany	5.2%
Italy	4.6%
Netherlands	3.3%
Korea (South)	2.8%
Sweden	2.8%
France	1.9%
Other	19.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	96.7
Short-Term Investments and Net Other Assets (Liabilities)	8.2	3.3
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.2
CTS Eventim AG (Germany, Media)	2.0	1.7
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.9	1.8
OBIC Co. Ltd. (Japan, IT Services)	1.8	1.1
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.7	1.4
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.7	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.6	1.7
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.6	1.2
Bellway PLC (United Kingdom, Household Durables)	1.5	1.2
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.5	1.6
	17.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.5	19.3
Financials	18.7	19.7
Industrials	18.3	20.6
Information Technology	9.2	9.9
Health Care	8.5	7.1
Consumer Staples	8.5	9.3
Materials	6.7	8.4
Energy	1.4	2.4

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
Australia - 2.0%
DuluxGroup Ltd.	1,324,143	$ 5,536,022
Imdex Ltd. (a)	2,238,840	357,061
RCG Corp. Ltd.	5,554,148	5,661,712
Sydney Airport unit	684,757	3,129,413
TFS Corp. Ltd. (d)	3,227,274	4,028,552
TOTAL AUSTRALIA		18,712,760
Austria - 1.2%
Andritz AG	139,900	7,045,919
Zumtobel AG	179,381	4,083,206
TOTAL AUSTRIA		11,129,125
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	746,300	4,112,113
Belgium - 1.3%
Gimv NV	56,688	2,663,658
KBC Ancora	254,438	10,106,114
TOTAL BELGIUM		12,769,772
Bermuda - 0.5%
Petra Diamonds Ltd.	1,163,909	1,339,432
Vostok New Ventures Ltd. SDR (a)	527,689	3,366,171
TOTAL BERMUDA		4,705,603
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	719,096	1,097,473
Canada - 1.9%
Cara Operations Ltd.	210,400	5,705,708
McCoy Global, Inc.	629,100	1,424,087
New Look Vision Group, Inc.	172,200	3,950,749
Pason Systems, Inc.	334,600	4,923,298
ShawCor Ltd. Class A	114,500	2,429,929
TOTAL CANADA		18,433,771
Cayman Islands - 0.5%
58.com, Inc. ADR (a)(d)	37,900	1,989,371
Value Partners Group Ltd.	2,462,000	2,607,054
TOTAL CAYMAN ISLANDS		4,596,425
Common Stocks - continued
	Shares	Value
Denmark - 1.6%
Jyske Bank A/S (Reg.) (a)	169,127	$ 8,256,423
Spar Nord Bank A/S	746,369	7,152,976
TOTAL DENMARK		15,409,399
Finland - 0.5%
Tikkurila Oyj	267,746	4,913,985
France - 1.5%
Laurent-Perrier Group SA	39,793	3,447,722
Vetoquinol SA	69,184	2,902,383
Virbac SA	41,252	8,226,537
TOTAL FRANCE		14,576,642
Germany - 4.1%
alstria office REIT-AG (d)	281,000	3,922,776
CompuGroup Medical AG	328,478	9,680,450
CTS Eventim AG	488,280	19,117,645
Fielmann AG	96,874	6,791,128
TOTAL GERMANY		39,511,999
Greece - 0.4%
Titan Cement Co. SA (Reg.)	180,680	3,963,761
India - 0.6%
Jyothy Laboratories Ltd.	1,124,354	5,273,764
Ireland - 1.2%
Dalata Hotel Group PLC (a)	32,402	161,051
FBD Holdings PLC	240,328	1,836,723
James Hardie Industries PLC:
CDI	165,775	2,145,974
sponsored ADR (d)	564,575	7,424,161
TOTAL IRELAND		11,567,909
Isle of Man - 0.2%
Playtech Ltd.	135,589	1,789,245
Israel - 1.4%
Azrieli Group	104,005	4,075,096
Ituran Location & Control Ltd.	106,586	2,174,354
Sarine Technologies Ltd.	1,497,700	1,664,729
Strauss Group Ltd. (a)	366,044	5,243,999
TOTAL ISRAEL		13,158,178
Italy - 4.3%
Azimut Holding SpA	526,997	12,685,523
Common Stocks - continued
	Shares	Value
Italy - continued
Banco di Desio e della Brianza SpA (d)	940,000	$ 3,216,784
Beni Stabili SpA SIIQ	13,645,675	11,239,094
Interpump Group SpA	947,943	13,968,234
TOTAL ITALY		41,109,635
Japan - 26.0%
Aoki Super Co. Ltd.	203,000	2,147,019
Artnature, Inc.	628,500	6,043,267
Asahi Co. Ltd.	463,200	4,549,641
Asia Securities Printing Co. Ltd.	644,800	4,752,487
Autobacs Seven Co. Ltd.	307,000	5,383,421
Azbil Corp.	436,300	11,007,498
Broadleaf Co. Ltd.	77,800	891,167
Coca-Cola Central Japan Co. Ltd.	383,300	5,387,042
Daiichikosho Co. Ltd.	194,600	6,490,308
Daikokutenbussan Co. Ltd.	168,700	5,795,204
GCA Savvian Group Corp.	372,900	4,378,352
Glory Ltd.	288,100	7,288,736
Goldcrest Co. Ltd.	422,130	7,898,257
Iwatsuka Confectionary Co. Ltd.	50,400	2,605,131
Japan Digital Laboratory Co.	334,800	4,280,994
Kobayashi Pharmaceutical Co. Ltd.	115,000	8,915,752
Koshidaka Holdings Co. Ltd.	166,900	3,021,378
Lasertec Corp.	330,236	3,603,891
Medikit Co. Ltd.	105,000	3,130,875
Meiko Network Japan Co. Ltd.	112,600	1,336,814
Miraial Co. Ltd.	73,200	710,087
Nagaileben Co. Ltd.	472,600	8,055,401
ND Software Co. Ltd.	71,982	830,895
Nihon Parkerizing Co. Ltd.	1,048,000	9,322,239
Nippon Seiki Co. Ltd.	177,000	3,709,206
NS Tool Co. Ltd. (d)	35,600	618,104
OBIC Co. Ltd.	319,500	16,862,249
OSG Corp.	663,600	12,482,431
Paramount Bed Holdings Co. Ltd.	198,500	6,366,919
San-Ai Oil Co. Ltd.	620,000	4,735,609
Seven Bank Ltd.	2,768,800	12,616,191
SHO-BOND Holdings Co. Ltd.	263,700	10,472,846
Shoei Co. Ltd. (d)	280,100	4,837,564
SK Kaken Co. Ltd.	54,000	5,259,333
Software Service, Inc.	62,900	2,370,885
Techno Medica Co. Ltd.	79,400	1,812,945
Common Stocks - continued
	Shares	Value
Japan - continued
The Monogatari Corp.	61,200	$ 2,601,764
The Nippon Synthetic Chemical Industry Co. Ltd.	471,000	3,488,572
TKC Corp.	214,900	5,065,518
Tocalo Co. Ltd.	117,000	2,348,578
Tsutsumi Jewelry Co. Ltd.	121,100	2,406,897
USS Co. Ltd.	1,110,800	19,609,931
Workman Co. Ltd.	90,300	5,564,943
Yamada Consulting Group Co. Ltd.	103,700	3,035,223
Yamato Kogyo Co. Ltd.	181,500	4,834,639
TOTAL JAPAN		248,926,203
Korea (South) - 1.6%
BGFretail Co. Ltd.	65,707	9,783,223
Coway Co. Ltd.	44,576	3,326,305
Leeno Industrial, Inc.	57,500	2,203,268
TOTAL KOREA (SOUTH)		15,312,796
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	14,924,378	5,592,870
Netherlands - 2.8%
Aalberts Industries NV	319,501	10,387,346
Heijmans NV (Certificaten Van Aandelen) (a)(d)	356,792	3,001,449
VastNed Retail NV	271,729	13,222,201
TOTAL NETHERLANDS		26,610,996
Norway - 0.4%
Kongsberg Gruppen ASA	240,900	3,770,818
Philippines - 0.4%
Jollibee Food Corp.	866,090	3,806,557
South Africa - 0.8%
Alexander Forbes Group Holding	4,368,721	2,752,746
Clicks Group Ltd.	723,287	5,283,931
TOTAL SOUTH AFRICA		8,036,677
Spain - 1.8%
Hispania Activos Inmobiliarios SA (a)	210,543	3,171,873
Merlin Properties Socimi SA	518,100	6,643,036
Prosegur Compania de Seguridad SA (Reg.)	1,687,590	7,515,821
TOTAL SPAIN		17,330,730
Common Stocks - continued
	Shares	Value
Sweden - 3.0%
Fagerhult AB	728,290	$ 12,445,686
Intrum Justitia AB	446,534	16,045,548
TOTAL SWEDEN		28,491,234
Switzerland - 0.2%
Tecan Group AG	11,481	1,565,723
Taiwan - 0.4%
Addcn Technology Co. Ltd.	426,900	4,148,682
United Kingdom - 21.7%
AA PLC	1,236,400	5,277,809
Babcock International Group PLC	164,700	2,447,611
Bellway PLC	359,872	14,402,054
Berendsen PLC	1,033,163	16,325,422
Britvic PLC	761,971	8,210,835
Dechra Pharmaceuticals PLC	532,950	7,965,371
Derwent London PLC	83,710	5,007,037
DP Poland PLC (a)(e)	7,188,000	2,507,081
Elementis PLC	2,052,810	7,424,180
Great Portland Estates PLC	741,189	10,163,578
H&T Group PLC	264,353	798,752
Hilton Food Group PLC	220,288	1,579,121
Howden Joinery Group PLC	1,287,000	9,198,006
Informa PLC	1,001,781	8,771,883
InterContinental Hotel Group PLC ADR	116,931	4,663,208
ITE Group PLC	1,752,534	3,789,143
JUST EAT Ltd. (a)	777,370	5,105,157
Meggitt PLC	537,590	2,930,456
Rightmove PLC	116,414	6,889,616
Shaftesbury PLC	837,673	12,145,210
Spectris PLC	415,478	10,677,150
Spirax-Sarco Engineering PLC	335,791	15,741,901
Taylor Wimpey PLC	1,486,800	4,538,261
Ted Baker PLC	198,700	9,272,183
Topps Tiles PLC	1,983,300	4,448,597
Ultra Electronics Holdings PLC	340,558	8,835,821
Unite Group PLC	1,774,823	18,194,846
TOTAL UNITED KINGDOM		207,310,289
United States of America - 6.8%
ANSYS, Inc. (a)	21,085	2,009,611
Autoliv, Inc. (d)	38,200	4,631,368
Broadridge Financial Solutions, Inc.	48,905	2,913,760
Common Stocks - continued
	Shares	Value
United States of America - continued
China Biologic Products, Inc. (a)	77,180	$ 8,793,889
Kennedy-Wilson Holdings, Inc.	436,429	10,701,239
Martin Marietta Materials, Inc.	19,720	3,059,558
Mohawk Industries, Inc. (a)	32,600	6,373,300
PriceSmart, Inc.	120,899	10,394,896
ResMed, Inc.	43,300	2,494,513
SS&C Technologies Holdings, Inc.	189,258	14,033,481
TOTAL UNITED STATES OF AMERICA		65,405,615
TOTAL COMMON STOCKS (Cost $739,886,661)		863,140,749
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.6%
Sartorius AG (non-vtg.) (Cost $9,373,614)	69,179	15,655,759
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 0.18% (b)	78,298,533	78,298,533
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	6,756,054	6,756,054
TOTAL MONEY MARKET FUNDS (Cost $85,054,587)		85,054,587
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $834,314,862)		963,851,095
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(7,006,746)
NET ASSETS - 100%		$ 956,844,349
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 69,465
Fidelity Securities Lending Cash Central Fund	43,254
Total	$ 112,719
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DP Poland PLC	$ -	$ 1,799,096	$ -	$ -	$ 2,507,081
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,110,292	$ 124,130,156	$ 68,980,136	$ -
Consumer Staples	80,110,906	43,943,727	36,167,179	-
Energy	13,512,923	8,777,314	4,735,609	-
Financials	178,821,710	151,321,856	27,499,854	-
Health Care	83,964,658	61,396,738	22,567,920	-
Industrials	175,615,594	129,823,047	45,792,547	-
Information Technology	89,465,483	47,044,079	42,421,404	-
Materials	64,194,942	29,222,550	34,972,392	-
Money Market Funds	85,054,587	85,054,587	-	-
Total Investments in Securities:	$ 963,851,095	$ 680,714,054	$ 283,137,041	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $6,608,284) - See accompanying schedule: Unaffiliated issuers (cost $747,461,179)	$ 876,289,427
Fidelity Central Funds (cost $85,054,587)	85,054,587
Other affiliated issuers (cost $1,799,096)	2,507,081
Total Investments (cost $834,314,862)		$ 963,851,095
Cash		35,705
Receivable for fund shares sold		1,959,910
Dividends receivable		2,626,567
Distributions receivable from Fidelity Central Funds		20,131
Prepaid expenses		2,218
Other receivables		8,171
Total assets		968,503,797

Liabilities
Payable to custodian	$ 4,255
Payable for investments purchased	2,996,514
Payable for fund shares redeemed	922,123
Accrued management fee	669,820
Distribution and service plan fees payable	27,606
Other affiliated payables	204,936
Other payables and accrued expenses	78,140
Collateral on securities loaned, at value	6,756,054
Total liabilities		11,659,448

Net Assets		$ 956,844,349
Net Assets consist of:
Paid in capital		$ 1,079,462,131
Undistributed net investment income		4,878,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(256,995,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		129,499,402
Net Assets		$ 956,844,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($42,288,833 ÷ 2,866,188 shares)	$ 14.75

Maximum offering price per share (100/94.25 of $14.75)	$ 15.65
Class T: Net Asset Value and redemption price per share ($13,295,749 ÷ 909,157 shares)	$ 14.62

Maximum offering price per share (100/96.50 of $14.62)	$ 15.15
Class B: Net Asset Value and offering price per share ($604,112 ÷ 42,095 shares)A	$ 14.35

Class C: Net Asset Value and offering price per share ($17,369,639 ÷ 1,217,958 shares)A	$ 14.26

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($762,562,645 ÷ 51,136,318 shares)	$ 14.91

Class I: Net Asset Value, offering price and redemption price per share ($120,723,371 ÷ 8,096,650 shares)	$ 14.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 15,396,244
Interest		1,191
Income from Fidelity Central Funds		112,719
Income before foreign taxes withheld		15,510,154
Less foreign taxes withheld		(1,188,664)
Total income		14,321,490

Expenses
Management fee
Basic fee	$ 6,379,946
Performance adjustment	411,545
Transfer agent fees	1,704,191
Distribution and service plan fees	248,267
Accounting and security lending fees	364,305
Custodian fees and expenses	171,042
Independent trustees' compensation	3,095
Registration fees	122,475
Audit	74,244
Legal	1,956
Miscellaneous	6,233
Total expenses before reductions	9,487,299
Expense reductions	(46,082)	9,441,217
Net investment income (loss)		4,880,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,176,139
Foreign currency transactions	(20,188)
Total net realized gain (loss)		32,155,951
Change in net unrealized appreciation (depreciation) on: Investment securities	15,699,549
Assets and liabilities in foreign currencies	9,159
Total change in net unrealized appreciation (depreciation)		15,708,708
Net gain (loss)		47,864,659
Net increase (decrease) in net assets resulting from operations		$ 52,744,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,880,273	$ 3,975,650
Net realized gain (loss)	32,155,951	27,466,423
Change in net unrealized appreciation (depreciation)	15,708,708	(28,661,157)
Net increase (decrease) in net assets resulting from operations	52,744,932	2,780,916
Distributions to shareholders from net investment income	(3,982,311)	(3,580,601)
Distributions to shareholders from net realized gain	(949,656)	(3,233,620)
Total distributions	(4,931,967)	(6,814,221)
Share transactions - net increase (decrease)	250,623,581	97,201,705
Redemption fees	196,651	84,800
Total increase (decrease) in net assets	298,633,197	93,253,200

Net Assets
Beginning of period	658,211,152	564,957,952
End of period (including undistributed net investment income of $4,878,283 and undistributed net investment income of $3,990,517, respectively)	$ 956,844,349	$ 658,211,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.65	$ 13.68	$ 10.78	$ 9.75	$ 9.82
Income from Investment Operations
Net investment income (loss) C	.06	.05	.07	.08	.15F
Net realized and unrealized gain (loss)	1.11	.05	2.91	1.07	(.07)
Total from investment operations	1.17	.10	2.98	1.15	.08
Distributions from net investment income	(.05)	(.06)	(.08)	(.11)	(.11)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.07)	(.13) J	(.08) I	(.12)	(.15)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.75	$ 13.65	$ 13.68	$ 10.78	$ 9.75
Total ReturnA, B	8.62%	.78%	27.85%	12.00%	.81%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.52%	1.63%	1.70%	1.75%	1.34%
Expenses net of fee waivers, if any	1.52%	1.63%	1.65%	1.65%	1.33%
Expenses net of all reductions	1.51%	1.63%	1.64%	1.64%	1.32%
Net investment income (loss)	.38%	.33%	.59%	.85%	1.44%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,289	$ 25,041	$ 22,052	$ 18,194	$ 18,686
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 13.56	$ 10.69	$ 9.66	$ 9.72
Income from Investment Operations
Net investment income (loss) C	.01	.01	.04	.06	.12F
Net realized and unrealized gain (loss)	1.11	.06	2.89	1.06	(.06)
Total from investment operations	1.12	.07	2.93	1.12	.06
Distributions from net investment income	(.01)	(.02)	(.05)	(.08)	(.08)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.03)	(.10)	(.06)	(.09)	(.12)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.62	$ 13.53	$ 13.56	$ 10.69	$ 9.66
Total ReturnA, B	8.27%	.55%	27.53%	11.72%	.60%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.80%	1.89%	1.96%	2.02%	1.60%
Expenses net of fee waivers, if any	1.80%	1.89%	1.90%	1.90%	1.60%
Expenses net of all reductions	1.80%	1.89%	1.89%	1.89%	1.59%
Net investment income (loss)	.10%	.07%	.34%	.60%	1.17%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,296	$ 9,913	$ 9,634	$ 8,169	$ 8,701
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 13.31	$ 10.50	$ 9.48	$ 9.54
Income from Investment Operations
Net investment income (loss) C	(.06)	(.06)	(.02)	.01	.07F
Net realized and unrealized gain (loss)	1.10	.06	2.84	1.05	(.06)
Total from investment operations	1.04	-	2.82	1.06	.01
Distributions from net investment income	-	-	- H	(.03)	(.06)
Distributions from net realized gain	-	-	(.01)	(.01)	(.02)
Total distributions	-	-	(.01)	(.04)	(.07) I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.35	$ 13.31	$ 13.31	$ 10.50	$ 9.48
Total ReturnA, B	7.81%	-%	26.86%	11.21%	.10%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.30%	2.38%	2.46%	2.50%	2.09%
Expenses net of fee waivers, if any	2.30%	2.38%	2.40%	2.40%	2.09%
Expenses net of all reductions	2.29%	2.38%	2.39%	2.39%	2.07%
Net investment income (loss)	(.39)%	(.43)%	(.16)%	.10%	.68%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 604	$ 744	$ 1,410	$ 1,966	$ 2,293
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 13.28	$ 10.48	$ 9.47	$ 9.53
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.02)	.01	.07F
Net realized and unrealized gain (loss)	1.08	.06	2.84	1.04	(.06)
Total from investment operations	1.03	-	2.82	1.05	.01
Distributions from net investment income	-	-	(.01)	(.03)	(.06)
Distributions from net realized gain	-	(.05)	(.01)	(.01)	(.02)
Total distributions	-	(.05)	(.02)	(.04)	(.07) I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.26	$ 13.23	$ 13.28	$ 10.48	$ 9.47
Total ReturnA, B	7.79%	.03%	26.91%	11.13%	.10%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.27%	2.38%	2.45%	2.50%	2.09%
Expenses net of fee waivers, if any	2.27%	2.38%	2.40%	2.40%	2.09%
Expenses net of all reductions	2.26%	2.38%	2.39%	2.39%	2.07%
Net investment income (loss)	(.36)%	(.42)%	(.16)%	.10%	.68%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,370	$ 8,438	$ 8,070	$ 6,608	$ 6,900
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 13.82	$ 10.88	$ 9.85	$ 9.92
Income from Investment Operations
Net investment income (loss) B	.10	.09	.10	.11	.17E
Net realized and unrealized gain (loss)	1.12	.06	2.95	1.07	(.06)
Total from investment operations	1.22	.15	3.05	1.18	.11
Distributions from net investment income	(.09)	(.09)	(.10)	(.14)	(.14)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.11)	(.17)	(.11)	(.15)	(.18)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.80	$ 13.82	$ 10.88	$ 9.85
Total ReturnA	8.92%	1.11%	28.24%	12.21%	1.10%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.23%	1.30%	1.39%	1.47%	1.08%
Expenses net of fee waivers, if any	1.22%	1.30%	1.39%	1.40%	1.08%
Expenses net of all reductions	1.22%	1.30%	1.38%	1.39%	1.06%
Net investment income (loss)	.68%	.65%	.85%	1.10%	1.69%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 762,563	$ 584,253	$ 518,121	$ 334,918	$ 328,262
Portfolio turnover rateD	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 13.83	$ 10.90	$ 9.86	$ 9.93
Income from Investment Operations
Net investment income (loss) B	.10	.08	.11	.11	.18E
Net realized and unrealized gain (loss)	1.13	.07	2.93	1.08	(.06)
Total from investment operations	1.23	.15	3.04	1.19	.12
Distributions from net investment income	(.11)	(.09)	(.10)	(.14)	(.15)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.13)	(.17)	(.11)	(.15)	(.19)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.81	$ 13.83	$ 10.90	$ 9.86
Total Return A	8.98%	1.11%	28.11%	12.32%	1.13%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.19%	1.36%	1.38%	1.44%	1.03%
Expenses net of fee waivers, if any	1.19%	1.36%	1.37%	1.40%	1.03%
Expenses net of all reductions	1.18%	1.36%	1.37%	1.39%	1.02%
Net investment income (loss)	.71%	.60%	.87%	1.10%	1.74%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,723	$ 29,822	$ 5,670	$ 4,591	$ 1,395
Portfolio turnover rateD	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

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3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 170,087,781
Gross unrealized depreciation	(49,282,874)
Net unrealized appreciation (depreciation) on securities	$ 120,804,907
Tax Cost	$ 843,046,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,403,138
Capital loss carryforward	$ (252,792,060)
Net unrealized appreciation (depreciation) on securities and other investments	$ 120,771,140

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (252,792,060)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 4,931,967	$ 6,814,221

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $339,740,366 and $147,999,305, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .90% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 72,286	$ 920
Class T	.25%	.25%	53,206	-
Class B	.75%	.25%	6,808	5,112
Class C	.75%	.25%	115,967	20,094
			$ 248,267	$ 26,126

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,104
Class T	3,744
Class BA	149
Class CA	3,738
$ 31,735

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 78,679.27
Class T	32,323.30
Class B	2,026.30
Class C	32,269.28
International Small Cap Opportunities	1,405,016.23
Class I	153,878.19
	$ 1,704,191

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $318 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,890.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,034 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $43,254. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,791 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,109 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 113
Class T	25
Class B	1
Class C	24
International Small Cap Opportunities	12,565
Class I	454
$ 13,182

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 91,925	$ 88,584
Class T	4,261	17,038
International Small Cap Opportunities	3,599,410	3,435,414
Class I	286,715	39,565
Total	$ 3,982,311	$ 3,580,601
From net realized gain
Class A	$ 38,609	$ 127,238
Class T	14,913	56,084
Class C	-	33,933
International Small Cap Opportunities	839,863	2,982,391
Class I	56,271	33,974
Total	$ 949,656	$ 3,233,620

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,605,762	589,478	$ 23,674,805	$ 8,266,636
Reinvestment of distributions	9,185	14,226	124,545	191,200
Shares redeemed	(582,997)	(381,134)	(8,244,833)	(5,353,937)
Net increase (decrease)	1,031,950	222,570	$ 15,554,517	$ 3,103,899
Class T
Shares sold	309,765	159,216	$ 4,543,322	$ 2,266,530
Reinvestment of distributions	1,404	5,309	18,926	70,882
Shares redeemed	(134,926)	(142,062)	(1,907,198)	(1,989,964)
Net increase (decrease)	176,243	22,463	$ 2,655,050	$ 347,448
Class B
Shares sold	9,791	1,461	$ 136,845	$ 20,212
Shares redeemed	(23,615)	(51,497)	(329,326)	(706,187)
Net increase (decrease)	(13,824)	(50,036)	$ (192,481)	$ (685,975)
Class C
Shares sold	838,785	200,445	$ 12,019,463	$ 2,745,030
Reinvestment of distributions	-	2,336	-	30,621
Shares redeemed	(258,762)	(172,604)	(3,578,649)	(2,374,401)
Net increase (decrease)	580,023	30,177	$ 8,440,814	$ 401,250

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
International Small Cap Opportunities
Shares sold	18,903,102	13,421,171	$ 282,906,392	$ 191,269,160
Reinvestment of distributions	239,997	360,554	3,280,752	4,881,895
Shares redeemed	(10,354,861)	(8,930,544)	(146,998,081)	(127,222,877)
Net increase (decrease)	8,788,238	4,851,181	$ 139,189,063	$ 68,928,178
Class I
Shares sold	7,108,830	2,469,158	$ 102,023,907	$ 34,766,175
Reinvestment of distributions	23,468	4,980	320,812	67,530
Shares redeemed	(1,195,608)	(724,026)	(17,368,101)	(9,726,800)
Net increase (decrease)	5,936,690	1,750,112	$ 84,976,618	$ 25,106,905

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.052	$0.070
Class T	12/07/15	12/04/15	$0.010	$0.070
Class B	12/07/15	12/04/15	$0.000	$0.000
Class C	12/07/15	12/04/15	$0.000	$0.053

Class A designates 14% and Class T designates 26% of the dividends distributed in December 2014 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed in December 2014 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.0929	$0.0219
Class T	12/08/2014	$0.0489	$0.0219

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILS-UANN-1215
1.815089.110
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class Z

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z A	3.58%	6.11%	5.33%

A The initial offering of Class Z shares took place on August 13, 2013. Returns between October 31, 2005 and August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class Z on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Kennedy: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 0.08% return of the benchmark MSCI EAFE Index. Most of the fund's outperformance came from security selection in the financials and consumer discretionary sectors, favorable positioning in continental Europe and Asia Pacific ex Japan and stock picks in the United Kingdom. Sector allocations gave an added boost. In terms of top individual contributors, an average underweighting in U.K.-listed oil and gas company Royal Dutch Shell helped, as plunging oil prices caused the stock to decline. An out-of-index stake in Constellation Software returned roughly 55%, as the Canadian company's track record of smart acquisitions drove better-than-expected earnings growth. Another winner was Luxembourg-based media company Altice, which saw its entrepreneurial management team and appetite for acquisitions drive a huge gain. By contrast, the fund's underweighting in Japan modestly hindered relative performance. In terms of individual detractors, an overweighting in France-based exploration and production company Total hurt as oil prices slid. A tiny out-of-index stake in Australia-based online fashion retailer MySale Group detracted when a profit warning sank the stock. Altice and MySale were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 965.80	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 964.80	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.11%
Actual		$ 1,000.00	$ 962.00	$ 10.43
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.09%
Actual		$ 1,000.00	$ 962.10	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Discovery	.99%
Actual		$ 1,000.00	$ 967.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class K	.86%
Actual		$ 1,000.00	$ 968.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class I	1.00%
Actual		$ 1,000.00	$ 967.40	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class Z	.87%
Actual		$ 1,000.00	$ 968.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United Kingdom	19.1%
Japan	15.9%
France	9.6%
United States of America*	7.3%
Germany	5.5%
Switzerland	5.1%
Netherlands	4.0%
Sweden	3.1%
Hong Kong	3.0%
Other	27.4%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

United Kingdom	18.0%
Japan	15.3%
France	8.0%
Germany	6.4%
Switzerland	5.5%
United States of America*	5.2%
Netherlands	4.6%
India	3.6%
Australia	2.8%
Other	30.6%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	99.1
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	1.8
Novartis AG (Switzerland, Pharmaceuticals)	1.8	1.7
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.3	1.3
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.3	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.3	1.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2	1.1
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.1	1.1
	14.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	24.6
Consumer Discretionary	17.4	16.9
Health Care	12.8	13.2
Consumer Staples	11.9	9.5
Industrials	10.5	10.9
Information Technology	7.5	9.7
Telecommunication Services	4.9	4.7
Energy	4.3	5.0
Materials	2.3	3.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 1.7%
1-Page Ltd. (a)	2,546,348	$ 8,566
Ansell Ltd.	1,597,592	22,734
Australia & New Zealand Banking Group Ltd.	3,558,240	68,817
Flight Centre Travel Group Ltd. (d)	485,418	13,059
Mantra Group Ltd.	7,839,732	22,935
Ramsay Health Care Ltd.	1,171,082	51,478
TOTAL AUSTRALIA		187,589
Austria - 0.3%
Andritz AG	447,100	22,518
Erste Group Bank AG (a)	456,800	13,397
TOTAL AUSTRIA		35,915
Bailiwick of Jersey - 1.7%
Integrated Diagnostics Holdings PLC (a)	4,961,400	27,337
Regus PLC	11,120,488	57,362
Shire PLC	588,700	44,583
Wolseley PLC	1,048,393	61,553
TOTAL BAILIWICK OF JERSEY		190,835
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,256,127	149,887
KBC Groep NV	955,745	58,225
TOTAL BELGIUM		208,112
Bermuda - 0.5%
PAX Global Technology Ltd.	43,428,000	56,789
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	786,100	33,816
Constellation Software, Inc.	230,700	99,683
Entertainment One Ltd.	3,283,077	11,119
Imperial Oil Ltd.	1,249,100	41,563
PrairieSky Royalty Ltd. (d)	1,502,800	29,571
Suncor Energy, Inc.	680,200	20,241
TOTAL CANADA		235,993
Cayman Islands - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	385,500	32,316
CK Hutchison Holdings Ltd.	1,264,716	17,318
Ctrip.com International Ltd. sponsored ADR (a)	148,100	13,769
Lee's Pharmaceutical Holdings Ltd.	6,774,164	8,746
Qunar Cayman Islands Ltd. sponsored ADR (a)	515,900	25,042
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Regina Miracle International Holdings Ltd.	15,269,891	$ 13,845
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	826,200	36,931
TOTAL CAYMAN ISLANDS		147,967
China - 0.5%
Jiangsu Hengrui Medicine Co. Ltd.	4,183,623	34,711
Kweichow Moutai Co. Ltd.	663,582	22,405
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	697,195	2,215
TOTAL CHINA		59,331
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	520,230	229
Denmark - 1.2%
Novo Nordisk A/S Series B	2,385,545	126,681
Finland - 0.7%
Sampo Oyj (A Shares)	1,663,200	81,351
France - 9.6%
Accor SA	1,694,818	84,314
Air Liquide SA	429,100	55,632
ALTEN	88,659	4,602
Atos Origin SA	441,674	35,237
AXA SA	3,834,100	102,325
Capgemini SA	860,800	76,701
Cegedim SA (a)	539,590	19,136
Havas SA	4,843,944	42,027
Numericable Group SA (a)	340,324	15,419
Rexel SA	1,265,582	17,299
Safran SA	614,700	46,689
Sanofi SA	992,072	100,076
Sodexo SA	433,700	38,616
SR Teleperformance SA	291,800	22,936
Total SA (d)	4,569,799	220,991
Unibail-Rodamco	157,400	43,981
VINCI SA	1,425,100	96,189
Vivendi SA	1,148,200	27,622
TOTAL FRANCE		1,049,792
Germany - 5.5%
Aareal Bank AG	1,026,009	39,094
Axel Springer Verlag AG	526,702	29,620
Beiersdorf AG	244,300	23,219
Continental AG	299,300	71,980
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Deutsche Boerse AG	529,594	$ 48,773
Deutsche Telekom AG	3,260,600	61,076
Fresenius SE & Co. KGaA	471,500	34,647
GEA Group AG	884,110	35,452
KION Group AG	1,377,249	62,109
LEG Immobilien AG	254,661	20,317
OSRAM Licht AG	1,016,232	59,797
ProSiebenSat.1 Media AG	1,176,900	63,661
Rational AG	84,000	33,350
United Internet AG	433,247	22,513
TOTAL GERMANY		605,608
Hong Kong - 3.0%
AIA Group Ltd.	24,849,200	145,699
China Resources Beer Holdings Co. Ltd.	21,482,000	40,562
Techtronic Industries Co. Ltd.	38,670,000	141,365
TOTAL HONG KONG		327,626
India - 3.0%
Bharti Infratel Ltd. (a)	12,647,734	75,119
HDFC Bank Ltd. sponsored ADR	1,298,584	79,395
Housing Development Finance Corp. Ltd.	7,355,732	140,900
Lupin Ltd.	452,781	13,331
Sun Pharmaceutical Industries Ltd.	347,397	4,721
Titan Co. Ltd. (a)	2,186,522	11,862
TOTAL INDIA		325,328
Ireland - 1.4%
Bank of Ireland (a)	62,440,800	23,002
Dalata Hotel Group PLC (a)	388,200	1,930
Glanbia PLC	2,527,500	49,028
Kerry Group PLC Class A	989,500	80,465
TOTAL IRELAND		154,425
Isle of Man - 0.7%
Optimal Payments PLC (a)	11,615,044	54,433
Playtech Ltd.	1,395,092	18,410
TOTAL ISLE OF MAN		72,843
Israel - 1.3%
Frutarom Industries Ltd.	1,038,100	44,860
Common Stocks - continued
	Shares	Value (000s)
Israel - continued
Partner Communications Co. Ltd. (a)	1,755,983	$ 7,969
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,558,300	92,236
TOTAL ISRAEL		145,065
Italy - 2.9%
De Longhi SpA	2,630,100	64,438
Intesa Sanpaolo SpA	25,324,300	88,222
Mediaset SpA	17,602,100	89,425
Telecom Italia SpA (a)	50,788,000	70,853
TOTAL ITALY		312,938
Japan - 15.9%
ACOM Co. Ltd. (a)(d)	5,223,800	28,599
Aozora Bank Ltd.	11,048,000	40,381
Asahi Group Holdings	1,240,200	38,255
Astellas Pharma, Inc.	6,994,600	101,523
Coca-Cola Central Japan Co. Ltd.	536,400	7,539
Dentsu, Inc.	1,281,800	72,060
Don Quijote Holdings Co. Ltd.	1,346,000	49,444
Hitachi Ltd.	10,000	58
Hoya Corp.	2,994,400	123,569
Japan Exchange Group, Inc.	1,932,000	31,088
Japan Tobacco, Inc.	1,302,700	45,089
KDDI Corp.	5,167,900	125,055
Keyence Corp.	147,360	76,717
Misumi Group, Inc.	3,200,000	41,671
Mitsubishi UFJ Financial Group, Inc.	21,656,100	140,062
Monex Group, Inc.	12,212,749	34,330
NEC Corp.	25,011,000	77,159
Nidec Corp.	701,900	52,892
Olympus Corp.	1,784,400	60,190
ORIX Corp.	6,891,200	100,638
Sanken Electric Co. Ltd.	1,393,000	4,841
Seven & i Holdings Co. Ltd.	931,900	42,331
Seven Bank Ltd.	12,110,400	55,182
Shinsei Bank Ltd.	32,483,000	68,109
SoftBank Corp.	724,300	40,581
Sony Corp.	2,320,500	65,961
Sundrug Co. Ltd.	626,200	32,988
Tsuruha Holdings, Inc.	1,040,400	82,425
United Arrows Ltd.	847,000	36,490
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
VT Holdings Co. Ltd.	3,895,300	$ 24,089
Welcia Holdings Co. Ltd.	964,000	47,511
TOTAL JAPAN		1,746,827
Luxembourg - 0.8%
Eurofins Scientific SA	83,911	30,381
Grand City Properties SA	3,000,560	59,920
TOTAL LUXEMBOURG		90,301
Marshall Islands - 0.1%
Hoegh LNG Partners LP (e)	715,655	11,465
Netherlands - 4.0%
AerCap Holdings NV (a)	2,303,100	95,579
Arcadis NV	1,205,000	30,411
IMCD Group BV	1,938,100	72,505
ING Groep NV (Certificaten Van Aandelen)	4,566,600	66,462
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,836,500	173,477
TOTAL NETHERLANDS		438,434
New Zealand - 0.6%
EBOS Group Ltd.	3,173,554	29,333
Ryman Healthcare Group Ltd.	7,179,412	38,358
TOTAL NEW ZEALAND		67,691
Philippines - 0.3%
SM Investments Corp.	1,651,390	30,830
Portugal - 0.3%
NOS SGPS SA	3,466,500	28,814
South Africa - 1.1%
EOH Holdings Ltd.	2,871,867	31,751
Naspers Ltd. Class N	593,000	86,857
TOTAL SOUTH AFRICA		118,608
Spain - 2.5%
Amadeus IT Holding SA Class A	1,727,200	73,617
Atresmedia Corporacion de Medios de Comunicacion SA	2,218,100	28,465
Hispania Activos Inmobiliarios SA (a)	1,091,600	16,445
Inditex SA	2,302,339	86,346
Mediaset Espana Comunicacion SA	3,431,200	41,712
Merlin Properties Socimi SA	2,497,700	32,025
TOTAL SPAIN		278,610
Common Stocks - continued
	Shares	Value (000s)
Sweden - 3.1%
ASSA ABLOY AB (B Shares)	2,977,200	$ 59,226
Getinge AB (B Shares)	2,702,600	67,663
HEXPOL AB (B Shares)	2,985,000	29,069
Nordea Bank AB	5,783,000	63,966
Sandvik AB	3,361,100	31,433
Svenska Cellulosa AB (SCA) (B Shares)	1,545,100	45,509
Svenska Handelsbanken AB (A Shares)	2,990,700	40,618
TOTAL SWEDEN		337,484
Switzerland - 5.1%
Credit Suisse Group AG (h)(k)	3,643,900	83,867
EFG International	1,747,368	17,554
GAM Holding Ltd.	1,413,451	25,882
Julius Baer Group Ltd.	955,230	47,363
Novartis AG	2,126,476	192,635
Partners Group Holding AG	225,896	81,816
Schindler Holding AG (participation certificate)	182,339	29,626
Syngenta AG (Switzerland)	101,678	34,161
UBS Group AG	2,453,481	49,097
TOTAL SWITZERLAND		562,001
Taiwan - 0.1%
JHL Biotech, Inc. (a)	4,995,560	11,141
Turkey - 0.0%
Logo Yazilim Sanayi Ve Ticar	2	0
United Kingdom - 19.1%
AA PLC	3,853,399	16,449
Aberdeen Asset Management PLC	4,206,932	22,485
Al Noor Hospitals Group PLC	2,335,318	42,337
Associated British Foods PLC	776,700	41,369
Aviva PLC	6,618,100	49,461
B&M European Value Retail S.A.	8,573,709	44,066
Barclays PLC	16,052,760	57,192
BCA Marketplace PLC	7,808,000	21,275
BG Group PLC	2,346,020	37,064
BT Group PLC	6,169,700	44,061
BTG PLC (a)	1,727,000	14,696
Bunzl PLC	2,087,500	59,824
Compass Group PLC	2,024,800	34,808
Diploma PLC	2,326,200	23,005
Essentra PLC	2,145,000	27,843
Hikma Pharmaceuticals PLC	2,598,333	86,681
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Howden Joinery Group PLC	10,977,300	$ 78,453
HSBC Holdings PLC (United Kingdom)	10,446,000	81,614
Imperial Tobacco Group PLC	2,092,292	112,859
ITV PLC	21,873,900	85,111
JUST EAT Ltd. (a)	595,900	3,913
Liberty Global PLC Class A (a)	665,500	29,628
Lloyds Banking Group PLC	69,588,800	78,984
London Stock Exchange Group PLC	2,190,936	85,959
Melrose PLC	10,942,678	44,906
Micro Focus International PLC	3,266,700	63,251
Next PLC	760,844	93,833
Persimmon PLC	1,478,400	45,445
Poundland Group PLC	6,866,990	29,112
Reckitt Benckiser Group PLC	759,700	74,140
Rex Bionics PLC (a)(e)	1,304,916	976
Rio Tinto PLC	1,353,600	49,332
Royal Dutch Shell PLC Class A (United Kingdom)	1,108,500	28,940
SABMiller PLC	723,500	44,558
Schroders PLC	598,200	27,509
Shawbrook Group Ltd.	9,004,300	47,098
Spirax-Sarco Engineering PLC	542,700	25,442
St. James's Place Capital PLC	5,426,000	80,678
Taylor Wimpey PLC	11,785,800	35,975
The Restaurant Group PLC	1,956,100	21,621
Virgin Money Holdings Uk PLC	5,909,100	35,327
Vodafone Group PLC	31,387,896	103,296
Whitbread PLC	700,994	53,665
Workspace Group PLC	652,800	9,636
TOTAL UNITED KINGDOM		2,093,877
United States of America - 3.1%
Chevron Corp.	854,400	77,648
Constellation Brands, Inc. Class A (sub. vtg.)	626,700	84,479
McGraw Hill Financial, Inc.	686,300	63,579
Monster Beverage Corp. (a)	168,900	23,024
Visa, Inc. Class A	1,154,500	89,566
TOTAL UNITED STATES OF AMERICA		338,296
TOTAL COMMON STOCKS (Cost $9,171,863)		10,478,796
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. (k)	5,958,244	$ 22,999
Germany - 0.0%
Henkel AG & Co. KGaA	476	52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,888)		23,051
Government Obligations - 0.0%
		Principal Amount (000s) (j)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (i) (Cost $1,930)		$ 1,930	1,930
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $13,883)	EUR	9,040	10,747
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	529,294,097	529,294
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	46,206,017	46,206
TOTAL MONEY MARKET FUNDS (Cost $575,500)		575,500
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,782,064)		11,090,024
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(122,851)
NET ASSETS - 100%		$ 10,967,173
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,033 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 192,271	$ 9,203
The face value of futures purchased as a percentage of net assets is 1.8%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $226,950,000.
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,747,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,930,000.
(j) Amount is stated in United States dollars unless otherwise noted.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $106,866,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd.	1/26/15	$ 18,833
Credit Suisse Group AG	10/21/15	$ 86,402
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 655
Fidelity Securities Lending Cash Central Fund	3,281
Total	$ 3,936
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$ 12,426	$ 2,837	$ 275	$ 729	$ 11,465
MySale Group PLC	26,053	-	5,920	-	-
PAX Global Technology Ltd.	71,203	795	36,965	112	-
Rex Bionics PLC	3,518	-	24	-	976
Total	$ 113,200	$ 3,632	$ 43,184	$ 841	$ 12,441

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,898,277	$ 1,361,738	$ 513,540	$ 22,999
Consumer Staples	1,297,202	666,346	630,856	-
Energy	467,483	180,488	286,995	-
Financials	2,676,653	1,281,424	1,395,229	-
Health Care	1,416,831	497,206	919,625	-
Industrials	1,146,371	836,192	310,179	-
Information Technology	830,123	605,993	224,130	-
Materials	240,897	157,404	83,493	-
Telecommunication Services	528,010	7,969	520,041	-
Government Obligations	1,930	-	1,930	-
Preferred Securities	10,747	-	10,747	-
Money Market Funds	575,500	575,500	-	-
Total Investments in Securities:	$ 11,090,024	$ 6,170,260	$ 4,896,765	$ 22,999
Derivative Instruments:
Assets
Futures Contracts	$ 9,203	$ 9,203	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 381,182
Level 2 to Level 1	$ 79,997
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 9,203	$ -
Total Value of Derivatives	$ 9,203	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $44,670) - See accompanying schedule: Unaffiliated issuers (cost $9,188,061)	$ 10,502,083
Fidelity Central Funds (cost $575,500)	575,500
Other affiliated issuers (cost $18,503)	12,441
Total Investments (cost $9,782,064)		$ 11,090,024
Segregated cash with brokers for derivative instruments		9,348
Cash		172
Foreign currency held at value (cost $21,001)		21,001
Receivable for investments sold		28,370
Receivable for fund shares sold		12,338
Dividends receivable		24,068
Distributions receivable from Fidelity Central Funds		111
Prepaid expenses		30
Other receivables		3,575
Total assets		11,189,037

Liabilities
Payable for investments purchased
Regular delivery	$ 75,392
Delayed delivery	83,867
Payable for fund shares redeemed	5,982
Accrued management fee	7,145
Distribution and service plan fees payable	104
Payable for daily variation margin for derivative instruments	1,067
Other affiliated payables	1,508
Other payables and accrued expenses	593
Collateral on securities loaned, at value	46,206
Total liabilities		221,864

Net Assets		$ 10,967,173
Net Assets consist of:
Paid in capital		$ 9,614,122
Undistributed net investment income		108,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,154)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,317,436
Net Assets		$ 10,967,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($282,714 ÷ 7,106.131 shares)	$ 39.78

Maximum offering price per share (100/94.25 of $39.78)	$ 42.21
Class T: Net Asset Value and redemption price per share ($42,965 ÷ 1,087.491 shares)	$ 39.51

Maximum offering price per share (100/96.50 of $39.51)	$ 40.94
Class B: Net Asset Value and offering price per share ($2,249 ÷ 57.378 shares)A	$ 39.20

Class C: Net Asset Value and offering price per share ($31,737 ÷ 810.917 shares)A	$ 39.14

International Discovery: Net Asset Value, offering price and redemption price per share ($7,208,744 ÷ 179,698.201 shares)	$ 40.12

Class K: Net Asset Value, offering price and redemption price per share ($2,307,850 ÷ 57,614.604 shares)	$ 40.06

Class I: Net Asset Value, offering price and redemption price per share ($1,060,821 ÷ 26,500.627 shares)	$ 40.03

Class Z: Net Asset Value, offering price and redemption price per share ($30,093 ÷ 751.671 shares)	$ 40.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2015

Investment Income
Dividends (including $841 earned from other affiliated issuers)		$ 237,713
Special dividends		34,094
Interest		101
Income from Fidelity Central Funds		3,936
Income before foreign taxes withheld		275,844
Less foreign taxes withheld		(19,005)
Total income		256,839

Expenses
Management fee
Basic fee	$ 74,535
Performance adjustment	11,730
Transfer agent fees	16,773
Distribution and service plan fees	1,337
Accounting and security lending fees	1,839
Custodian fees and expenses	1,612
Independent trustees' compensation	47
Registration fees	226
Audit	124
Legal	30
Miscellaneous	101
Total expenses before reductions	108,354
Expense reductions	(1,353)	107,001
Net investment income (loss)		149,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $606)	220,061
Other affiliated issuers	(3,654)
Foreign currency transactions	(3,878)
Futures contracts	33,241
Total net realized gain (loss)		245,770
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,503)	13,737
Assets and liabilities in foreign currencies	2,313
Futures contracts	(15,395)
Total change in net unrealized appreciation (depreciation)		655
Net gain (loss)		246,425
Net increase (decrease) in net assets resulting from operations		$ 396,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 149,838	$ 199,098
Net realized gain (loss)	245,770	758,004
Change in net unrealized appreciation (depreciation)	655	(958,756)
Net increase (decrease) in net assets resulting from operations	396,263	(1,654)
Distributions to shareholders from net investment income	(74,589)	(136,326)
Distributions to shareholders from net realized gain	-	(88,586)
Total distributions	(74,589)	(224,912)
Share transactions - net increase (decrease)	(353,147)	(69,908)
Redemption fees	95	139
Total increase (decrease) in net assets	(31,378)	(296,335)

Net Assets
Beginning of period	10,998,551	11,294,886
End of period (including undistributed net investment income of $108,769 and undistributed net investment income of $68,609, respectively)	$ 10,967,173	$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Income from Investment Operations
Net investment income (loss) C	.40F	.53G	.34	.41	.42
Net realized and unrealized gain (loss)	.79	(.67)	7.97	2.11	(2.52)
Total from investment operations	1.19	(.14)	8.31	2.52	(2.10)
Distributions from net investment income	(.11)	(.33)	(.45)	(.29)	(.38)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.11)	(.65) K	(.48)	(.29)	(.54)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.78	$ 38.70	$ 39.49	$ 31.66	$ 29.43
Total ReturnA, B	3.09%	(.36)%	26.59%	8.70%	(6.71)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.33%	1.28%	1.35%	1.34%	1.30%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.34%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.33%	1.31%	1.25%
Net investment income (loss)	1.00%F	1.35%G	.97%	1.41%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 297	$ 347	$ 299	$ 320
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Income from Investment Operations
Net investment income (loss) C	.30F	.44G	.26	.34	.34
Net realized and unrealized gain (loss)	.80	(.68)	7.92	2.09	(2.51)
Total from investment operations	1.10	(.24)	8.18	2.43	(2.17)
Distributions from net investment income	(.02)	(.25)	(.34)	(.19)	(.30)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.02)	(.56)	(.37)	(.19)	(.46)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.51	$ 38.43	$ 39.23	$ 31.42	$ 29.18
Total ReturnA, B	2.86%	(.60)%	26.31%	8.41%	(6.96)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.57%	1.51%	1.59%	1.59%	1.56%
Expenses net of fee waivers, if any	1.57%	1.51%	1.59%	1.59%	1.55%
Expenses net of all reductions	1.56%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.76%F	1.11%G	.73%	1.16%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 49	$ 53	$ 46	$ 61
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Income from Investment Operations
Net investment income (loss) C	.08F	.22G	.08	.19	.17
Net realized and unrealized gain (loss)	.80	(.66)	7.90	2.09	(2.48)
Total from investment operations	.88	(.44)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.01)	(.15)	(.02)	(.12)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.32)	(.18)	(.02)	(.27) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.20	$ 38.32	$ 39.08	$ 31.28	$ 29.02
Total ReturnA, B	2.30%	(1.12)%	25.64%	7.85%	(7.39)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of fee waivers, if any	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of all reductions	2.11%	2.05%	2.08%	2.06%	2.02%
Net investment income (loss)	.21%F	.57%G	.22%	.66%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 5	$ 7	$ 8	$ 10
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Income from Investment Operations
Net investment income (loss) C	.10F	.23G	.08	.19	.18
Net realized and unrealized gain (loss)	.79	(.66)	7.90	2.09	(2.49)
Total from investment operations	.89	(.43)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.08)	(.20)	(.04)	(.14)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.39)	(.23)	(.04)	(.29) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.14	$ 38.25	$ 39.07	$ 31.32	$ 29.08
Total ReturnA, B	2.33%	(1.10)%	25.65%	7.86%	(7.37)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.09%	2.03%	2.10%	2.09%	2.05%
Expenses net of fee waivers, if any	2.09%	2.03%	2.09%	2.09%	2.04%
Expenses net of all reductions	2.08%	2.02%	2.07%	2.06%	2.00%
Net investment income (loss)	.24%F	.60%G	.23%	.66%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 35	$ 36	$ 30	$ 33
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Income from Investment Operations
Net investment income (loss) B	.54E	.67F	.47	.51	.53
Net realized and unrealized gain (loss)	.81	(.68)	8.02	2.12	(2.54)
Total from investment operations	1.35	(.01)	8.49	2.63	(2.01)
Distributions from net investment income	(.26)	(.47)	(.55)	(.41)	(.48)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.78)	(.58)	(.41)	(.64)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.12	$ 39.03	$ 39.82	$ 31.91	$ 29.69
Total ReturnA	3.47%	(.01)%	27.03%	9.03%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.99%	.93%	1.00%	1.01%	.97%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.01%	.96%
Expenses net of all reductions	.98%	.93%	.98%	.98%	.92%
Net investment income (loss)	1.34%E	1.69%F	1.32%	1.73%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$ 7,209	$ 7,464	$ 7,800	$ 5,965	$ 6,806
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Income from Investment Operations
Net investment income (loss) B	.59E	.72F	.52	.57	.58
Net realized and unrealized gain (loss)	.81	(.67)	8.01	2.11	(2.54)
Total from investment operations	1.40	.05	8.53	2.68	(1.96)
Distributions from net investment income	(.31)	(.53)	(.61)	(.47)	(.55)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.31)	(.84)	(.64)	(.47)	(.70) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.06	$ 38.97	$ 39.76	$ 31.87	$ 29.66
Total ReturnA	3.61%	.13%	27.23%	9.24%	(6.24)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.86%	.80%	.85%	.83%	.80%
Expenses net of fee waivers, if any	.86%	.80%	.85%	.83%	.79%
Expenses net of all reductions	.85%	.79%	.83%	.80%	.75%
Net investment income (loss)	1.47%E	1.83%F	1.47%	1.91%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$ 2,308	$ 2,464	$ 2,576	$ 1,776	$ 1,245
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Income from Investment Operations
Net investment income (loss) B	.53E	.67F	.47	.52	.54
Net realized and unrealized gain (loss)	.80	(.68)	8.01	2.11	(2.55)
Total from investment operations	1.33	(.01)	8.48	2.63	(2.01)
Distributions from net investment income	(.26)	(.48)	(.56)	(.41)	(.50)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.79)	(.59)	(.41)	(.65) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.76	$ 31.87	$ 29.65
Total ReturnA	3.44%	(.01)%	27.03%	9.07%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	1.00%	1.00%	.95%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.00%	.94%
Expenses net of all reductions	.98%	.93%	.97%	.97%	.90%
Net investment income (loss)	1.33%E	1.69%F	1.33%	1.75%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$ 1,061	$ 650	$ 476	$ 294	$ 278
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class Z

Years ended October 31,	2015	2014	2013 I
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss)D	.59G	.72H	.07
Net realized and unrealized gain (loss)	.80	(.68)	2.48
Total from investment operations	1.39	.04	2.55
Distributions from net investment income	(.32)	(.54)	-
Distributions from net realized gain	-	(.31)	-
Total distributions	(.32)	(.85)	-
Redemption fees added to paid in capitalD, K	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.77
Total ReturnB, C	3.58%	.12%	6.85%
Ratios to Average Net AssetsE, J
Expenses before reductions	.86%	.80%	.85%A
Expenses net of fee waivers, if any	.86%	.80%	.85%A
Expenses net of all reductions	.85%	.79%	.83%A
Net investment income (loss)	1.47%G	1.83%H	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,093	$ 35,125	$ 107
Portfolio turnover rateF	60%L	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

I For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of larger-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.005 per share.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,751,994
Gross unrealized depreciation	(459,470)
Net unrealized appreciation (depreciation) on securities	$ 1,292,524
Tax Cost	$ 9,797,500

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 109,669
Capital loss carryforward	$ (49,248)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,292,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (49,248)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 74,589	$ 224,912

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $33,241 and a change in net unrealized appreciation (depreciation) of $(15,395) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,392,387 and $6,317,742, respectively.

Redemptions In-Kind. During the period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $197,848. The net realized gain of $41,387 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 731	$ 4
Class T	.25%	.25%	229	1
Class B	.75%	.25%	34	25
Class C	.75%	.25%	343	37
			$ 1,337	$ 67

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	7
Class B A	1
Class C A	3
$ 73

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 788.27
Class T	117.26
Class B	10.30
Class C	93.27
International Discovery	13,037.18
Class K	1,135.05
Class I	1,576.18
Class Z	17.05
	$ 16,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $46

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,281. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 6
Class T	1
Class B	-*
Class C	1
International Discovery	177
Class I	13
$ 198

* In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 864	$ 2,857
Class T	23	344
Class B	-	2
Class C	-	79
International Discovery	49,040	93,065
Class K	19,835	33,983
Class I	4,544	5,936
Class Z	283	60
Total	$ 74,589	$ 136,326
From net realized gain
Class A	$ -	$ 2,660
Class T	-	423
Class B	-	52
Class C	-	295
International Discovery	-	61,190
Class K	-	20,093
Class I	-	3,838
Class Z	-	35
Total	$ -	$ 88,586

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,331	1,382	$ 53,289	$ 54,489
Reinvestment of distributions	22	137	843	5,280
Shares redeemed	(1,915)	(2,632)	(76,178)	(104,067)
Net increase (decrease)	(562)	(1,113)	$ (22,046)	$ (44,298)
Class T
Shares sold	178	200	$ 7,105	$ 7,804
Reinvestment of distributions	1	19	23	736
Shares redeemed	(355)	(311)	(13,954)	(12,118)
Net increase (decrease)	(176)	(92)	$ (6,826)	$ (3,578)
Class B
Shares sold	1	6	$ 53	$ 233
Reinvestment of distributions	-	1	-	51
Shares redeemed	(64)	(58)	(2,536)	(2,266)
Net increase (decrease)	(63)	(51)	$ (2,483)	$ (1,982)
Class C
Shares sold	201	232	$ 7,918	$ 9,059
Reinvestment of distributions	-	9	-	337
Shares redeemed	(314)	(250)	(12,486)	(9,726)
Net increase (decrease)	(113)	(9)	$ (4,568)	$ (330)
International Discovery
Shares sold	20,827	28,809	$ 832,233	$ 1,144,588
Reinvestment of distributions	1,199	3,813	46,913	148,138
Shares redeemed	(33,573)	(37,231)	(1,345,593)	(1,476,965)
Net increase (decrease)	(11,547)	(4,609)	$ (466,447)	$ (184,239)
Class K
Shares sold	15,372	15,775	$ 613,737	$ 628,261
Reinvestment of distributions	508	1,396	19,835	54,076
Shares redeemed	(21,494) A	(18,729)	(860,632) A	(741,205)
Net increase (decrease)	(5,614)	(1,558)	$ (227,060)	$ (58,868)
Class I
Shares sold	15,392	10,468	$ 602,134	$ 410,346
Reinvestment of distributions	33	91	1,286	3,529
Shares redeemed	(5,606)	(5,852)	(221,504)	(225,868)
Net increase (decrease)	9,819	4,707	$ 381,916	$ 188,007
Class Z
Shares sold	402	993	$ 16,312	$ 39,070
Reinvestment of distributions	7	2	283	95
Shares redeemed	(559)	(96)	(22,228)	(3,785)
Net increase (decrease)	(150)	899	$ (5,633)	$ 35,380

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/07/15	12/04/15	$0.461	$0.005

Class Z designates 5% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividend during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/08/14	$0.3656	$0.0486

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, the retail class, and Class K ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AIDZ-UANN-1215
1.9585031.102
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I
is a class of Fidelity®
International Small Cap
Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	8.98%	9.90%	5.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class I on October 31, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced solid gains that were roughly in line with the 8.55% gain of the benchmark MSCI EAFE Small Cap Index. Relative to the benchmark, stock picking in the consumer discretionary, information technology and health care sectors was strong, whereas security selection in materials and, to a lesser extent, consumer staples hurt. In country terms, underweightings in Australia, Hong Kong and Singapore helped, as did stock picks in Germany and South Korea. Conversely, positioning in Canada detracted, along with security selection in Japan and several European markets. Another negative was the fund's fair-value pricing adjustment. Our biggest individual contributor was BGF Retail, a South Korean convenience-store retailer that wasn't part of our benchmark. Also contributing was SS&C Technologies Holdings, a provider of back-office software for asset managers. In contrast, non-index energy companies Pason Systems and ShawCor were particularly big detractors this period. Another detractor was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.49%
Actual		$ 1,000.00	$ 985.30	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class T	1.78%
Actual		$ 1,000.00	$ 983.80	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Class B	2.26%
Actual		$ 1,000.00	$ 982.20	$ 11.29
HypotheticalA		$ 1,000.00	$ 1,013.81	$ 11.47
Class C	2.25%
Actual		$ 1,000.00	$ 982.10	$ 11.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
International Small Cap Opportunities	1.20%
Actual		$ 1,000.00	$ 987.40	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class I	1.18%
Actual		$ 1,000.00	$ 987.40	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	96.7
Short-Term Investments and Net Other Assets (Liabilities)	8.2	3.3
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.2
CTS Eventim AG (Germany, Media)	2.0	1.7
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.9	1.8
OBIC Co. Ltd. (Japan, IT Services)	1.8	1.1
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.7	1.4
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.7	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.6	1.7
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.6	1.2
Bellway PLC (United Kingdom, Household Durables)	1.5	1.2
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.5	1.6
	17.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.5	19.3
Financials	18.7	19.7
Industrials	18.3	20.6
Information Technology	9.2	9.9
Health Care	8.5	7.1
Consumer Staples	8.5	9.3
Materials	6.7	8.4
Energy	1.4	2.4

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
Australia - 2.0%
DuluxGroup Ltd.	1,324,143	$ 5,536,022
Imdex Ltd. (a)	2,238,840	357,061
RCG Corp. Ltd.	5,554,148	5,661,712
Sydney Airport unit	684,757	3,129,413
TFS Corp. Ltd. (d)	3,227,274	4,028,552
TOTAL AUSTRALIA		18,712,760
Austria - 1.2%
Andritz AG	139,900	7,045,919
Zumtobel AG	179,381	4,083,206
TOTAL AUSTRIA		11,129,125
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	746,300	4,112,113
Belgium - 1.3%
Gimv NV	56,688	2,663,658
KBC Ancora	254,438	10,106,114
TOTAL BELGIUM		12,769,772
Bermuda - 0.5%
Petra Diamonds Ltd.	1,163,909	1,339,432
Vostok New Ventures Ltd. SDR (a)	527,689	3,366,171
TOTAL BERMUDA		4,705,603
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	719,096	1,097,473
Canada - 1.9%
Cara Operations Ltd.	210,400	5,705,708
McCoy Global, Inc.	629,100	1,424,087
New Look Vision Group, Inc.	172,200	3,950,749
Pason Systems, Inc.	334,600	4,923,298
ShawCor Ltd. Class A	114,500	2,429,929
TOTAL CANADA		18,433,771
Cayman Islands - 0.5%
58.com, Inc. ADR (a)(d)	37,900	1,989,371
Value Partners Group Ltd.	2,462,000	2,607,054
TOTAL CAYMAN ISLANDS		4,596,425
Common Stocks - continued
	Shares	Value
Denmark - 1.6%
Jyske Bank A/S (Reg.) (a)	169,127	$ 8,256,423
Spar Nord Bank A/S	746,369	7,152,976
TOTAL DENMARK		15,409,399
Finland - 0.5%
Tikkurila Oyj	267,746	4,913,985
France - 1.5%
Laurent-Perrier Group SA	39,793	3,447,722
Vetoquinol SA	69,184	2,902,383
Virbac SA	41,252	8,226,537
TOTAL FRANCE		14,576,642
Germany - 4.1%
alstria office REIT-AG (d)	281,000	3,922,776
CompuGroup Medical AG	328,478	9,680,450
CTS Eventim AG	488,280	19,117,645
Fielmann AG	96,874	6,791,128
TOTAL GERMANY		39,511,999
Greece - 0.4%
Titan Cement Co. SA (Reg.)	180,680	3,963,761
India - 0.6%
Jyothy Laboratories Ltd.	1,124,354	5,273,764
Ireland - 1.2%
Dalata Hotel Group PLC (a)	32,402	161,051
FBD Holdings PLC	240,328	1,836,723
James Hardie Industries PLC:
CDI	165,775	2,145,974
sponsored ADR (d)	564,575	7,424,161
TOTAL IRELAND		11,567,909
Isle of Man - 0.2%
Playtech Ltd.	135,589	1,789,245
Israel - 1.4%
Azrieli Group	104,005	4,075,096
Ituran Location & Control Ltd.	106,586	2,174,354
Sarine Technologies Ltd.	1,497,700	1,664,729
Strauss Group Ltd. (a)	366,044	5,243,999
TOTAL ISRAEL		13,158,178
Italy - 4.3%
Azimut Holding SpA	526,997	12,685,523
Common Stocks - continued
	Shares	Value
Italy - continued
Banco di Desio e della Brianza SpA (d)	940,000	$ 3,216,784
Beni Stabili SpA SIIQ	13,645,675	11,239,094
Interpump Group SpA	947,943	13,968,234
TOTAL ITALY		41,109,635
Japan - 26.0%
Aoki Super Co. Ltd.	203,000	2,147,019
Artnature, Inc.	628,500	6,043,267
Asahi Co. Ltd.	463,200	4,549,641
Asia Securities Printing Co. Ltd.	644,800	4,752,487
Autobacs Seven Co. Ltd.	307,000	5,383,421
Azbil Corp.	436,300	11,007,498
Broadleaf Co. Ltd.	77,800	891,167
Coca-Cola Central Japan Co. Ltd.	383,300	5,387,042
Daiichikosho Co. Ltd.	194,600	6,490,308
Daikokutenbussan Co. Ltd.	168,700	5,795,204
GCA Savvian Group Corp.	372,900	4,378,352
Glory Ltd.	288,100	7,288,736
Goldcrest Co. Ltd.	422,130	7,898,257
Iwatsuka Confectionary Co. Ltd.	50,400	2,605,131
Japan Digital Laboratory Co.	334,800	4,280,994
Kobayashi Pharmaceutical Co. Ltd.	115,000	8,915,752
Koshidaka Holdings Co. Ltd.	166,900	3,021,378
Lasertec Corp.	330,236	3,603,891
Medikit Co. Ltd.	105,000	3,130,875
Meiko Network Japan Co. Ltd.	112,600	1,336,814
Miraial Co. Ltd.	73,200	710,087
Nagaileben Co. Ltd.	472,600	8,055,401
ND Software Co. Ltd.	71,982	830,895
Nihon Parkerizing Co. Ltd.	1,048,000	9,322,239
Nippon Seiki Co. Ltd.	177,000	3,709,206
NS Tool Co. Ltd. (d)	35,600	618,104
OBIC Co. Ltd.	319,500	16,862,249
OSG Corp.	663,600	12,482,431
Paramount Bed Holdings Co. Ltd.	198,500	6,366,919
San-Ai Oil Co. Ltd.	620,000	4,735,609
Seven Bank Ltd.	2,768,800	12,616,191
SHO-BOND Holdings Co. Ltd.	263,700	10,472,846
Shoei Co. Ltd. (d)	280,100	4,837,564
SK Kaken Co. Ltd.	54,000	5,259,333
Software Service, Inc.	62,900	2,370,885
Techno Medica Co. Ltd.	79,400	1,812,945
Common Stocks - continued
	Shares	Value
Japan - continued
The Monogatari Corp.	61,200	$ 2,601,764
The Nippon Synthetic Chemical Industry Co. Ltd.	471,000	3,488,572
TKC Corp.	214,900	5,065,518
Tocalo Co. Ltd.	117,000	2,348,578
Tsutsumi Jewelry Co. Ltd.	121,100	2,406,897
USS Co. Ltd.	1,110,800	19,609,931
Workman Co. Ltd.	90,300	5,564,943
Yamada Consulting Group Co. Ltd.	103,700	3,035,223
Yamato Kogyo Co. Ltd.	181,500	4,834,639
TOTAL JAPAN		248,926,203
Korea (South) - 1.6%
BGFretail Co. Ltd.	65,707	9,783,223
Coway Co. Ltd.	44,576	3,326,305
Leeno Industrial, Inc.	57,500	2,203,268
TOTAL KOREA (SOUTH)		15,312,796
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	14,924,378	5,592,870
Netherlands - 2.8%
Aalberts Industries NV	319,501	10,387,346
Heijmans NV (Certificaten Van Aandelen) (a)(d)	356,792	3,001,449
VastNed Retail NV	271,729	13,222,201
TOTAL NETHERLANDS		26,610,996
Norway - 0.4%
Kongsberg Gruppen ASA	240,900	3,770,818
Philippines - 0.4%
Jollibee Food Corp.	866,090	3,806,557
South Africa - 0.8%
Alexander Forbes Group Holding	4,368,721	2,752,746
Clicks Group Ltd.	723,287	5,283,931
TOTAL SOUTH AFRICA		8,036,677
Spain - 1.8%
Hispania Activos Inmobiliarios SA (a)	210,543	3,171,873
Merlin Properties Socimi SA	518,100	6,643,036
Prosegur Compania de Seguridad SA (Reg.)	1,687,590	7,515,821
TOTAL SPAIN		17,330,730
Common Stocks - continued
	Shares	Value
Sweden - 3.0%
Fagerhult AB	728,290	$ 12,445,686
Intrum Justitia AB	446,534	16,045,548
TOTAL SWEDEN		28,491,234
Switzerland - 0.2%
Tecan Group AG	11,481	1,565,723
Taiwan - 0.4%
Addcn Technology Co. Ltd.	426,900	4,148,682
United Kingdom - 21.7%
AA PLC	1,236,400	5,277,809
Babcock International Group PLC	164,700	2,447,611
Bellway PLC	359,872	14,402,054
Berendsen PLC	1,033,163	16,325,422
Britvic PLC	761,971	8,210,835
Dechra Pharmaceuticals PLC	532,950	7,965,371
Derwent London PLC	83,710	5,007,037
DP Poland PLC (a)(e)	7,188,000	2,507,081
Elementis PLC	2,052,810	7,424,180
Great Portland Estates PLC	741,189	10,163,578
H&T Group PLC	264,353	798,752
Hilton Food Group PLC	220,288	1,579,121
Howden Joinery Group PLC	1,287,000	9,198,006
Informa PLC	1,001,781	8,771,883
InterContinental Hotel Group PLC ADR	116,931	4,663,208
ITE Group PLC	1,752,534	3,789,143
JUST EAT Ltd. (a)	777,370	5,105,157
Meggitt PLC	537,590	2,930,456
Rightmove PLC	116,414	6,889,616
Shaftesbury PLC	837,673	12,145,210
Spectris PLC	415,478	10,677,150
Spirax-Sarco Engineering PLC	335,791	15,741,901
Taylor Wimpey PLC	1,486,800	4,538,261
Ted Baker PLC	198,700	9,272,183
Topps Tiles PLC	1,983,300	4,448,597
Ultra Electronics Holdings PLC	340,558	8,835,821
Unite Group PLC	1,774,823	18,194,846
TOTAL UNITED KINGDOM		207,310,289
United States of America - 6.8%
ANSYS, Inc. (a)	21,085	2,009,611
Autoliv, Inc. (d)	38,200	4,631,368
Broadridge Financial Solutions, Inc.	48,905	2,913,760
Common Stocks - continued
	Shares	Value
United States of America - continued
China Biologic Products, Inc. (a)	77,180	$ 8,793,889
Kennedy-Wilson Holdings, Inc.	436,429	10,701,239
Martin Marietta Materials, Inc.	19,720	3,059,558
Mohawk Industries, Inc. (a)	32,600	6,373,300
PriceSmart, Inc.	120,899	10,394,896
ResMed, Inc.	43,300	2,494,513
SS&C Technologies Holdings, Inc.	189,258	14,033,481
TOTAL UNITED STATES OF AMERICA		65,405,615
TOTAL COMMON STOCKS (Cost $739,886,661)		863,140,749
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.6%
Sartorius AG (non-vtg.) (Cost $9,373,614)	69,179	15,655,759
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 0.18% (b)	78,298,533	78,298,533
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	6,756,054	6,756,054
TOTAL MONEY MARKET FUNDS (Cost $85,054,587)		85,054,587
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $834,314,862)		963,851,095
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(7,006,746)
NET ASSETS - 100%		$ 956,844,349
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 69,465
Fidelity Securities Lending Cash Central Fund	43,254
Total	$ 112,719
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DP Poland PLC	$ -	$ 1,799,096	$ -	$ -	$ 2,507,081
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,110,292	$ 124,130,156	$ 68,980,136	$ -
Consumer Staples	80,110,906	43,943,727	36,167,179	-
Energy	13,512,923	8,777,314	4,735,609	-
Financials	178,821,710	151,321,856	27,499,854	-
Health Care	83,964,658	61,396,738	22,567,920	-
Industrials	175,615,594	129,823,047	45,792,547	-
Information Technology	89,465,483	47,044,079	42,421,404	-
Materials	64,194,942	29,222,550	34,972,392	-
Money Market Funds	85,054,587	85,054,587	-	-
Total Investments in Securities:	$ 963,851,095	$ 680,714,054	$ 283,137,041	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $6,608,284) - See accompanying schedule: Unaffiliated issuers (cost $747,461,179)	$ 876,289,427
Fidelity Central Funds (cost $85,054,587)	85,054,587
Other affiliated issuers (cost $1,799,096)	2,507,081
Total Investments (cost $834,314,862)		$ 963,851,095
Cash		35,705
Receivable for fund shares sold		1,959,910
Dividends receivable		2,626,567
Distributions receivable from Fidelity Central Funds		20,131
Prepaid expenses		2,218
Other receivables		8,171
Total assets		968,503,797

Liabilities
Payable to custodian	$ 4,255
Payable for investments purchased	2,996,514
Payable for fund shares redeemed	922,123
Accrued management fee	669,820
Distribution and service plan fees payable	27,606
Other affiliated payables	204,936
Other payables and accrued expenses	78,140
Collateral on securities loaned, at value	6,756,054
Total liabilities		11,659,448

Net Assets		$ 956,844,349
Net Assets consist of:
Paid in capital		$ 1,079,462,131
Undistributed net investment income		4,878,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(256,995,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		129,499,402
Net Assets		$ 956,844,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($42,288,833 ÷ 2,866,188 shares)	$ 14.75

Maximum offering price per share (100/94.25 of $14.75)	$ 15.65
Class T: Net Asset Value and redemption price per share ($13,295,749 ÷ 909,157 shares)	$ 14.62

Maximum offering price per share (100/96.50 of $14.62)	$ 15.15
Class B: Net Asset Value and offering price per share ($604,112 ÷ 42,095 shares)A	$ 14.35

Class C: Net Asset Value and offering price per share ($17,369,639 ÷ 1,217,958 shares)A	$ 14.26

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($762,562,645 ÷ 51,136,318 shares)	$ 14.91

Class I: Net Asset Value, offering price and redemption price per share ($120,723,371 ÷ 8,096,650 shares)	$ 14.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 15,396,244
Interest		1,191
Income from Fidelity Central Funds		112,719
Income before foreign taxes withheld		15,510,154
Less foreign taxes withheld		(1,188,664)
Total income		14,321,490

Expenses
Management fee
Basic fee	$ 6,379,946
Performance adjustment	411,545
Transfer agent fees	1,704,191
Distribution and service plan fees	248,267
Accounting and security lending fees	364,305
Custodian fees and expenses	171,042
Independent trustees' compensation	3,095
Registration fees	122,475
Audit	74,244
Legal	1,956
Miscellaneous	6,233
Total expenses before reductions	9,487,299
Expense reductions	(46,082)	9,441,217
Net investment income (loss)		4,880,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,176,139
Foreign currency transactions	(20,188)
Total net realized gain (loss)		32,155,951
Change in net unrealized appreciation (depreciation) on: Investment securities	15,699,549
Assets and liabilities in foreign currencies	9,159
Total change in net unrealized appreciation (depreciation)		15,708,708
Net gain (loss)		47,864,659
Net increase (decrease) in net assets resulting from operations		$ 52,744,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,880,273	$ 3,975,650
Net realized gain (loss)	32,155,951	27,466,423
Change in net unrealized appreciation (depreciation)	15,708,708	(28,661,157)
Net increase (decrease) in net assets resulting from operations	52,744,932	2,780,916
Distributions to shareholders from net investment income	(3,982,311)	(3,580,601)
Distributions to shareholders from net realized gain	(949,656)	(3,233,620)
Total distributions	(4,931,967)	(6,814,221)
Share transactions - net increase (decrease)	250,623,581	97,201,705
Redemption fees	196,651	84,800
Total increase (decrease) in net assets	298,633,197	93,253,200

Net Assets
Beginning of period	658,211,152	564,957,952
End of period (including undistributed net investment income of $4,878,283 and undistributed net investment income of $3,990,517, respectively)	$ 956,844,349	$ 658,211,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.65	$ 13.68	$ 10.78	$ 9.75	$ 9.82
Income from Investment Operations
Net investment income (loss) C	.06	.05	.07	.08	.15F
Net realized and unrealized gain (loss)	1.11	.05	2.91	1.07	(.07)
Total from investment operations	1.17	.10	2.98	1.15	.08
Distributions from net investment income	(.05)	(.06)	(.08)	(.11)	(.11)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.07)	(.13) J	(.08) I	(.12)	(.15)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.75	$ 13.65	$ 13.68	$ 10.78	$ 9.75
Total ReturnA, B	8.62%	.78%	27.85%	12.00%	.81%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.52%	1.63%	1.70%	1.75%	1.34%
Expenses net of fee waivers, if any	1.52%	1.63%	1.65%	1.65%	1.33%
Expenses net of all reductions	1.51%	1.63%	1.64%	1.64%	1.32%
Net investment income (loss)	.38%	.33%	.59%	.85%	1.44%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,289	$ 25,041	$ 22,052	$ 18,194	$ 18,686
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 13.56	$ 10.69	$ 9.66	$ 9.72
Income from Investment Operations
Net investment income (loss) C	.01	.01	.04	.06	.12F
Net realized and unrealized gain (loss)	1.11	.06	2.89	1.06	(.06)
Total from investment operations	1.12	.07	2.93	1.12	.06
Distributions from net investment income	(.01)	(.02)	(.05)	(.08)	(.08)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.03)	(.10)	(.06)	(.09)	(.12)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.62	$ 13.53	$ 13.56	$ 10.69	$ 9.66
Total ReturnA, B	8.27%	.55%	27.53%	11.72%	.60%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.80%	1.89%	1.96%	2.02%	1.60%
Expenses net of fee waivers, if any	1.80%	1.89%	1.90%	1.90%	1.60%
Expenses net of all reductions	1.80%	1.89%	1.89%	1.89%	1.59%
Net investment income (loss)	.10%	.07%	.34%	.60%	1.17%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,296	$ 9,913	$ 9,634	$ 8,169	$ 8,701
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 13.31	$ 10.50	$ 9.48	$ 9.54
Income from Investment Operations
Net investment income (loss) C	(.06)	(.06)	(.02)	.01	.07F
Net realized and unrealized gain (loss)	1.10	.06	2.84	1.05	(.06)
Total from investment operations	1.04	-	2.82	1.06	.01
Distributions from net investment income	-	-	- H	(.03)	(.06)
Distributions from net realized gain	-	-	(.01)	(.01)	(.02)
Total distributions	-	-	(.01)	(.04)	(.07) I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.35	$ 13.31	$ 13.31	$ 10.50	$ 9.48
Total ReturnA, B	7.81%	-%	26.86%	11.21%	.10%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.30%	2.38%	2.46%	2.50%	2.09%
Expenses net of fee waivers, if any	2.30%	2.38%	2.40%	2.40%	2.09%
Expenses net of all reductions	2.29%	2.38%	2.39%	2.39%	2.07%
Net investment income (loss)	(.39)%	(.43)%	(.16)%	.10%	.68%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 604	$ 744	$ 1,410	$ 1,966	$ 2,293
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 13.28	$ 10.48	$ 9.47	$ 9.53
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.02)	.01	.07F
Net realized and unrealized gain (loss)	1.08	.06	2.84	1.04	(.06)
Total from investment operations	1.03	-	2.82	1.05	.01
Distributions from net investment income	-	-	(.01)	(.03)	(.06)
Distributions from net realized gain	-	(.05)	(.01)	(.01)	(.02)
Total distributions	-	(.05)	(.02)	(.04)	(.07) I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.26	$ 13.23	$ 13.28	$ 10.48	$ 9.47
Total ReturnA, B	7.79%	.03%	26.91%	11.13%	.10%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.27%	2.38%	2.45%	2.50%	2.09%
Expenses net of fee waivers, if any	2.27%	2.38%	2.40%	2.40%	2.09%
Expenses net of all reductions	2.26%	2.38%	2.39%	2.39%	2.07%
Net investment income (loss)	(.36)%	(.42)%	(.16)%	.10%	.68%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,370	$ 8,438	$ 8,070	$ 6,608	$ 6,900
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 13.82	$ 10.88	$ 9.85	$ 9.92
Income from Investment Operations
Net investment income (loss) B	.10	.09	.10	.11	.17E
Net realized and unrealized gain (loss)	1.12	.06	2.95	1.07	(.06)
Total from investment operations	1.22	.15	3.05	1.18	.11
Distributions from net investment income	(.09)	(.09)	(.10)	(.14)	(.14)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.11)	(.17)	(.11)	(.15)	(.18)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.80	$ 13.82	$ 10.88	$ 9.85
Total ReturnA	8.92%	1.11%	28.24%	12.21%	1.10%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.23%	1.30%	1.39%	1.47%	1.08%
Expenses net of fee waivers, if any	1.22%	1.30%	1.39%	1.40%	1.08%
Expenses net of all reductions	1.22%	1.30%	1.38%	1.39%	1.06%
Net investment income (loss)	.68%	.65%	.85%	1.10%	1.69%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 762,563	$ 584,253	$ 518,121	$ 334,918	$ 328,262
Portfolio turnover rateD	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 13.83	$ 10.90	$ 9.86	$ 9.93
Income from Investment Operations
Net investment income (loss) B	.10	.08	.11	.11	.18E
Net realized and unrealized gain (loss)	1.13	.07	2.93	1.08	(.06)
Total from investment operations	1.23	.15	3.04	1.19	.12
Distributions from net investment income	(.11)	(.09)	(.10)	(.14)	(.15)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.13)	(.17)	(.11)	(.15)	(.19)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.81	$ 13.83	$ 10.90	$ 9.86
Total Return A	8.98%	1.11%	28.11%	12.32%	1.13%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.19%	1.36%	1.38%	1.44%	1.03%
Expenses net of fee waivers, if any	1.19%	1.36%	1.37%	1.40%	1.03%
Expenses net of all reductions	1.18%	1.36%	1.37%	1.39%	1.02%
Net investment income (loss)	.71%	.60%	.87%	1.10%	1.74%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,723	$ 29,822	$ 5,670	$ 4,591	$ 1,395
Portfolio turnover rateD	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

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3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 170,087,781
Gross unrealized depreciation	(49,282,874)
Net unrealized appreciation (depreciation) on securities	$ 120,804,907
Tax Cost	$ 843,046,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,403,138
Capital loss carryforward	$ (252,792,060)
Net unrealized appreciation (depreciation) on securities and other investments	$ 120,771,140

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (252,792,060)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 4,931,967	$ 6,814,221

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $339,740,366 and $147,999,305, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .90% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 72,286	$ 920
Class T	.25%	.25%	53,206	-
Class B	.75%	.25%	6,808	5,112
Class C	.75%	.25%	115,967	20,094
			$ 248,267	$ 26,126

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,104
Class T	3,744
Class BA	149
Class CA	3,738
$ 31,735

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 78,679.27
Class T	32,323.30
Class B	2,026.30
Class C	32,269.28
International Small Cap Opportunities	1,405,016.23
Class I	153,878.19
	$ 1,704,191

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $318 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,890.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,034 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $43,254. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,791 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,109 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 113
Class T	25
Class B	1
Class C	24
International Small Cap Opportunities	12,565
Class I	454
$ 13,182

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 91,925	$ 88,584
Class T	4,261	17,038
International Small Cap Opportunities	3,599,410	3,435,414
Class I	286,715	39,565
Total	$ 3,982,311	$ 3,580,601
From net realized gain
Class A	$ 38,609	$ 127,238
Class T	14,913	56,084
Class C	-	33,933
International Small Cap Opportunities	839,863	2,982,391
Class I	56,271	33,974
Total	$ 949,656	$ 3,233,620

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,605,762	589,478	$ 23,674,805	$ 8,266,636
Reinvestment of distributions	9,185	14,226	124,545	191,200
Shares redeemed	(582,997)	(381,134)	(8,244,833)	(5,353,937)
Net increase (decrease)	1,031,950	222,570	$ 15,554,517	$ 3,103,899
Class T
Shares sold	309,765	159,216	$ 4,543,322	$ 2,266,530
Reinvestment of distributions	1,404	5,309	18,926	70,882
Shares redeemed	(134,926)	(142,062)	(1,907,198)	(1,989,964)
Net increase (decrease)	176,243	22,463	$ 2,655,050	$ 347,448
Class B
Shares sold	9,791	1,461	$ 136,845	$ 20,212
Shares redeemed	(23,615)	(51,497)	(329,326)	(706,187)
Net increase (decrease)	(13,824)	(50,036)	$ (192,481)	$ (685,975)
Class C
Shares sold	838,785	200,445	$ 12,019,463	$ 2,745,030
Reinvestment of distributions	-	2,336	-	30,621
Shares redeemed	(258,762)	(172,604)	(3,578,649)	(2,374,401)
Net increase (decrease)	580,023	30,177	$ 8,440,814	$ 401,250

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
International Small Cap Opportunities
Shares sold	18,903,102	13,421,171	$ 282,906,392	$ 191,269,160
Reinvestment of distributions	239,997	360,554	3,280,752	4,881,895
Shares redeemed	(10,354,861)	(8,930,544)	(146,998,081)	(127,222,877)
Net increase (decrease)	8,788,238	4,851,181	$ 139,189,063	$ 68,928,178
Class I
Shares sold	7,108,830	2,469,158	$ 102,023,907	$ 34,766,175
Reinvestment of distributions	23,468	4,980	320,812	67,530
Shares redeemed	(1,195,608)	(724,026)	(17,368,101)	(9,726,800)
Net increase (decrease)	5,936,690	1,750,112	$ 84,976,618	$ 25,106,905

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.083	$0.070

Class I designates 8% of the dividends distributed in December 2014 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed in December 2014 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.1499	$0.0219

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILSI-UANN-1215
1.815081.110
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

International Discovery

Fund -
Class K

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class KA	3.61%	6.22%	5.40%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Kennedy: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 0.08% return of the benchmark MSCI EAFE Index. Most of the fund's outperformance came from security selection in the financials and consumer discretionary sectors, favorable positioning in continental Europe and Asia Pacific ex Japan and stock picks in the United Kingdom. Sector allocations gave an added boost. In terms of top individual contributors, an average underweighting in U.K.-listed oil and gas company Royal Dutch Shell helped, as plunging oil prices caused the stock to decline. An out-of-index stake in Constellation Software returned roughly 55%, as the Canadian company's track record of smart acquisitions drove better-than-expected earnings growth. Another winner was Luxembourg-based media company Altice, which saw its entrepreneurial management team and appetite for acquisitions drive a huge gain. By contrast, the fund's underweighting in Japan modestly hindered relative performance. In terms of individual detractors, an overweighting in France-based exploration and production company Total hurt as oil prices slid. A tiny out-of-index stake in Australia-based online fashion retailer MySale Group detracted when a profit warning sank the stock. Altice and MySale were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 965.80	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 964.80	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.11%
Actual		$ 1,000.00	$ 962.00	$ 10.43
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.09%
Actual		$ 1,000.00	$ 962.10	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Discovery	.99%
Actual		$ 1,000.00	$ 967.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class K	.86%
Actual		$ 1,000.00	$ 968.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class I	1.00%
Actual		$ 1,000.00	$ 967.40	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class Z	.87%
Actual		$ 1,000.00	$ 968.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	99.1
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	1.8
Novartis AG (Switzerland, Pharmaceuticals)	1.8	1.7
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.3	1.3
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.3	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.3	1.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2	1.1
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.1	1.1
	14.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	24.6
Consumer Discretionary	17.4	16.9
Health Care	12.8	13.2
Consumer Staples	11.9	9.5
Industrials	10.5	10.9
Information Technology	7.5	9.7
Telecommunication Services	4.9	4.7
Energy	4.3	5.0
Materials	2.3	3.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 1.7%
1-Page Ltd. (a)	2,546,348	$ 8,566
Ansell Ltd.	1,597,592	22,734
Australia & New Zealand Banking Group Ltd.	3,558,240	68,817
Flight Centre Travel Group Ltd. (d)	485,418	13,059
Mantra Group Ltd.	7,839,732	22,935
Ramsay Health Care Ltd.	1,171,082	51,478
TOTAL AUSTRALIA		187,589
Austria - 0.3%
Andritz AG	447,100	22,518
Erste Group Bank AG (a)	456,800	13,397
TOTAL AUSTRIA		35,915
Bailiwick of Jersey - 1.7%
Integrated Diagnostics Holdings PLC (a)	4,961,400	27,337
Regus PLC	11,120,488	57,362
Shire PLC	588,700	44,583
Wolseley PLC	1,048,393	61,553
TOTAL BAILIWICK OF JERSEY		190,835
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,256,127	149,887
KBC Groep NV	955,745	58,225
TOTAL BELGIUM		208,112
Bermuda - 0.5%
PAX Global Technology Ltd.	43,428,000	56,789
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	786,100	33,816
Constellation Software, Inc.	230,700	99,683
Entertainment One Ltd.	3,283,077	11,119
Imperial Oil Ltd.	1,249,100	41,563
PrairieSky Royalty Ltd. (d)	1,502,800	29,571
Suncor Energy, Inc.	680,200	20,241
TOTAL CANADA		235,993
Cayman Islands - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	385,500	32,316
CK Hutchison Holdings Ltd.	1,264,716	17,318
Ctrip.com International Ltd. sponsored ADR (a)	148,100	13,769
Lee's Pharmaceutical Holdings Ltd.	6,774,164	8,746
Qunar Cayman Islands Ltd. sponsored ADR (a)	515,900	25,042
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Regina Miracle International Holdings Ltd.	15,269,891	$ 13,845
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	826,200	36,931
TOTAL CAYMAN ISLANDS		147,967
China - 0.5%
Jiangsu Hengrui Medicine Co. Ltd.	4,183,623	34,711
Kweichow Moutai Co. Ltd.	663,582	22,405
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	697,195	2,215
TOTAL CHINA		59,331
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	520,230	229
Denmark - 1.2%
Novo Nordisk A/S Series B	2,385,545	126,681
Finland - 0.7%
Sampo Oyj (A Shares)	1,663,200	81,351
France - 9.6%
Accor SA	1,694,818	84,314
Air Liquide SA	429,100	55,632
ALTEN	88,659	4,602
Atos Origin SA	441,674	35,237
AXA SA	3,834,100	102,325
Capgemini SA	860,800	76,701
Cegedim SA (a)	539,590	19,136
Havas SA	4,843,944	42,027
Numericable Group SA (a)	340,324	15,419
Rexel SA	1,265,582	17,299
Safran SA	614,700	46,689
Sanofi SA	992,072	100,076
Sodexo SA	433,700	38,616
SR Teleperformance SA	291,800	22,936
Total SA (d)	4,569,799	220,991
Unibail-Rodamco	157,400	43,981
VINCI SA	1,425,100	96,189
Vivendi SA	1,148,200	27,622
TOTAL FRANCE		1,049,792
Germany - 5.5%
Aareal Bank AG	1,026,009	39,094
Axel Springer Verlag AG	526,702	29,620
Beiersdorf AG	244,300	23,219
Continental AG	299,300	71,980
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Deutsche Boerse AG	529,594	$ 48,773
Deutsche Telekom AG	3,260,600	61,076
Fresenius SE & Co. KGaA	471,500	34,647
GEA Group AG	884,110	35,452
KION Group AG	1,377,249	62,109
LEG Immobilien AG	254,661	20,317
OSRAM Licht AG	1,016,232	59,797
ProSiebenSat.1 Media AG	1,176,900	63,661
Rational AG	84,000	33,350
United Internet AG	433,247	22,513
TOTAL GERMANY		605,608
Hong Kong - 3.0%
AIA Group Ltd.	24,849,200	145,699
China Resources Beer Holdings Co. Ltd.	21,482,000	40,562
Techtronic Industries Co. Ltd.	38,670,000	141,365
TOTAL HONG KONG		327,626
India - 3.0%
Bharti Infratel Ltd. (a)	12,647,734	75,119
HDFC Bank Ltd. sponsored ADR	1,298,584	79,395
Housing Development Finance Corp. Ltd.	7,355,732	140,900
Lupin Ltd.	452,781	13,331
Sun Pharmaceutical Industries Ltd.	347,397	4,721
Titan Co. Ltd. (a)	2,186,522	11,862
TOTAL INDIA		325,328
Ireland - 1.4%
Bank of Ireland (a)	62,440,800	23,002
Dalata Hotel Group PLC (a)	388,200	1,930
Glanbia PLC	2,527,500	49,028
Kerry Group PLC Class A	989,500	80,465
TOTAL IRELAND		154,425
Isle of Man - 0.7%
Optimal Payments PLC (a)	11,615,044	54,433
Playtech Ltd.	1,395,092	18,410
TOTAL ISLE OF MAN		72,843
Israel - 1.3%
Frutarom Industries Ltd.	1,038,100	44,860
Common Stocks - continued
	Shares	Value (000s)
Israel - continued
Partner Communications Co. Ltd. (a)	1,755,983	$ 7,969
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,558,300	92,236
TOTAL ISRAEL		145,065
Italy - 2.9%
De Longhi SpA	2,630,100	64,438
Intesa Sanpaolo SpA	25,324,300	88,222
Mediaset SpA	17,602,100	89,425
Telecom Italia SpA (a)	50,788,000	70,853
TOTAL ITALY		312,938
Japan - 15.9%
ACOM Co. Ltd. (a)(d)	5,223,800	28,599
Aozora Bank Ltd.	11,048,000	40,381
Asahi Group Holdings	1,240,200	38,255
Astellas Pharma, Inc.	6,994,600	101,523
Coca-Cola Central Japan Co. Ltd.	536,400	7,539
Dentsu, Inc.	1,281,800	72,060
Don Quijote Holdings Co. Ltd.	1,346,000	49,444
Hitachi Ltd.	10,000	58
Hoya Corp.	2,994,400	123,569
Japan Exchange Group, Inc.	1,932,000	31,088
Japan Tobacco, Inc.	1,302,700	45,089
KDDI Corp.	5,167,900	125,055
Keyence Corp.	147,360	76,717
Misumi Group, Inc.	3,200,000	41,671
Mitsubishi UFJ Financial Group, Inc.	21,656,100	140,062
Monex Group, Inc.	12,212,749	34,330
NEC Corp.	25,011,000	77,159
Nidec Corp.	701,900	52,892
Olympus Corp.	1,784,400	60,190
ORIX Corp.	6,891,200	100,638
Sanken Electric Co. Ltd.	1,393,000	4,841
Seven & i Holdings Co. Ltd.	931,900	42,331
Seven Bank Ltd.	12,110,400	55,182
Shinsei Bank Ltd.	32,483,000	68,109
SoftBank Corp.	724,300	40,581
Sony Corp.	2,320,500	65,961
Sundrug Co. Ltd.	626,200	32,988
Tsuruha Holdings, Inc.	1,040,400	82,425
United Arrows Ltd.	847,000	36,490
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
VT Holdings Co. Ltd.	3,895,300	$ 24,089
Welcia Holdings Co. Ltd.	964,000	47,511
TOTAL JAPAN		1,746,827
Luxembourg - 0.8%
Eurofins Scientific SA	83,911	30,381
Grand City Properties SA	3,000,560	59,920
TOTAL LUXEMBOURG		90,301
Marshall Islands - 0.1%
Hoegh LNG Partners LP (e)	715,655	11,465
Netherlands - 4.0%
AerCap Holdings NV (a)	2,303,100	95,579
Arcadis NV	1,205,000	30,411
IMCD Group BV	1,938,100	72,505
ING Groep NV (Certificaten Van Aandelen)	4,566,600	66,462
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,836,500	173,477
TOTAL NETHERLANDS		438,434
New Zealand - 0.6%
EBOS Group Ltd.	3,173,554	29,333
Ryman Healthcare Group Ltd.	7,179,412	38,358
TOTAL NEW ZEALAND		67,691
Philippines - 0.3%
SM Investments Corp.	1,651,390	30,830
Portugal - 0.3%
NOS SGPS SA	3,466,500	28,814
South Africa - 1.1%
EOH Holdings Ltd.	2,871,867	31,751
Naspers Ltd. Class N	593,000	86,857
TOTAL SOUTH AFRICA		118,608
Spain - 2.5%
Amadeus IT Holding SA Class A	1,727,200	73,617
Atresmedia Corporacion de Medios de Comunicacion SA	2,218,100	28,465
Hispania Activos Inmobiliarios SA (a)	1,091,600	16,445
Inditex SA	2,302,339	86,346
Mediaset Espana Comunicacion SA	3,431,200	41,712
Merlin Properties Socimi SA	2,497,700	32,025
TOTAL SPAIN		278,610
Common Stocks - continued
	Shares	Value (000s)
Sweden - 3.1%
ASSA ABLOY AB (B Shares)	2,977,200	$ 59,226
Getinge AB (B Shares)	2,702,600	67,663
HEXPOL AB (B Shares)	2,985,000	29,069
Nordea Bank AB	5,783,000	63,966
Sandvik AB	3,361,100	31,433
Svenska Cellulosa AB (SCA) (B Shares)	1,545,100	45,509
Svenska Handelsbanken AB (A Shares)	2,990,700	40,618
TOTAL SWEDEN		337,484
Switzerland - 5.1%
Credit Suisse Group AG (h)(k)	3,643,900	83,867
EFG International	1,747,368	17,554
GAM Holding Ltd.	1,413,451	25,882
Julius Baer Group Ltd.	955,230	47,363
Novartis AG	2,126,476	192,635
Partners Group Holding AG	225,896	81,816
Schindler Holding AG (participation certificate)	182,339	29,626
Syngenta AG (Switzerland)	101,678	34,161
UBS Group AG	2,453,481	49,097
TOTAL SWITZERLAND		562,001
Taiwan - 0.1%
JHL Biotech, Inc. (a)	4,995,560	11,141
Turkey - 0.0%
Logo Yazilim Sanayi Ve Ticar	2	0
United Kingdom - 19.1%
AA PLC	3,853,399	16,449
Aberdeen Asset Management PLC	4,206,932	22,485
Al Noor Hospitals Group PLC	2,335,318	42,337
Associated British Foods PLC	776,700	41,369
Aviva PLC	6,618,100	49,461
B&M European Value Retail S.A.	8,573,709	44,066
Barclays PLC	16,052,760	57,192
BCA Marketplace PLC	7,808,000	21,275
BG Group PLC	2,346,020	37,064
BT Group PLC	6,169,700	44,061
BTG PLC (a)	1,727,000	14,696
Bunzl PLC	2,087,500	59,824
Compass Group PLC	2,024,800	34,808
Diploma PLC	2,326,200	23,005
Essentra PLC	2,145,000	27,843
Hikma Pharmaceuticals PLC	2,598,333	86,681
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Howden Joinery Group PLC	10,977,300	$ 78,453
HSBC Holdings PLC (United Kingdom)	10,446,000	81,614
Imperial Tobacco Group PLC	2,092,292	112,859
ITV PLC	21,873,900	85,111
JUST EAT Ltd. (a)	595,900	3,913
Liberty Global PLC Class A (a)	665,500	29,628
Lloyds Banking Group PLC	69,588,800	78,984
London Stock Exchange Group PLC	2,190,936	85,959
Melrose PLC	10,942,678	44,906
Micro Focus International PLC	3,266,700	63,251
Next PLC	760,844	93,833
Persimmon PLC	1,478,400	45,445
Poundland Group PLC	6,866,990	29,112
Reckitt Benckiser Group PLC	759,700	74,140
Rex Bionics PLC (a)(e)	1,304,916	976
Rio Tinto PLC	1,353,600	49,332
Royal Dutch Shell PLC Class A (United Kingdom)	1,108,500	28,940
SABMiller PLC	723,500	44,558
Schroders PLC	598,200	27,509
Shawbrook Group Ltd.	9,004,300	47,098
Spirax-Sarco Engineering PLC	542,700	25,442
St. James's Place Capital PLC	5,426,000	80,678
Taylor Wimpey PLC	11,785,800	35,975
The Restaurant Group PLC	1,956,100	21,621
Virgin Money Holdings Uk PLC	5,909,100	35,327
Vodafone Group PLC	31,387,896	103,296
Whitbread PLC	700,994	53,665
Workspace Group PLC	652,800	9,636
TOTAL UNITED KINGDOM		2,093,877
United States of America - 3.1%
Chevron Corp.	854,400	77,648
Constellation Brands, Inc. Class A (sub. vtg.)	626,700	84,479
McGraw Hill Financial, Inc.	686,300	63,579
Monster Beverage Corp. (a)	168,900	23,024
Visa, Inc. Class A	1,154,500	89,566
TOTAL UNITED STATES OF AMERICA		338,296
TOTAL COMMON STOCKS (Cost $9,171,863)		10,478,796
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. (k)	5,958,244	$ 22,999
Germany - 0.0%
Henkel AG & Co. KGaA	476	52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,888)		23,051
Government Obligations - 0.0%
		Principal Amount (000s) (j)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (i) (Cost $1,930)		$ 1,930	1,930
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $13,883)	EUR	9,040	10,747
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	529,294,097	529,294
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	46,206,017	46,206
TOTAL MONEY MARKET FUNDS (Cost $575,500)		575,500
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,782,064)		11,090,024
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(122,851)
NET ASSETS - 100%		$ 10,967,173
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,033 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 192,271	$ 9,203
The face value of futures purchased as a percentage of net assets is 1.8%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $226,950,000.
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,747,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,930,000.
(j) Amount is stated in United States dollars unless otherwise noted.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $106,866,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd.	1/26/15	$ 18,833
Credit Suisse Group AG	10/21/15	$ 86,402
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 655
Fidelity Securities Lending Cash Central Fund	3,281
Total	$ 3,936
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$ 12,426	$ 2,837	$ 275	$ 729	$ 11,465
MySale Group PLC	26,053	-	5,920	-	-
PAX Global Technology Ltd.	71,203	795	36,965	112	-
Rex Bionics PLC	3,518	-	24	-	976
Total	$ 113,200	$ 3,632	$ 43,184	$ 841	$ 12,441

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,898,277	$ 1,361,738	$ 513,540	$ 22,999
Consumer Staples	1,297,202	666,346	630,856	-
Energy	467,483	180,488	286,995	-
Financials	2,676,653	1,281,424	1,395,229	-
Health Care	1,416,831	497,206	919,625	-
Industrials	1,146,371	836,192	310,179	-
Information Technology	830,123	605,993	224,130	-
Materials	240,897	157,404	83,493	-
Telecommunication Services	528,010	7,969	520,041	-
Government Obligations	1,930	-	1,930	-
Preferred Securities	10,747	-	10,747	-
Money Market Funds	575,500	575,500	-	-
Total Investments in Securities:	$ 11,090,024	$ 6,170,260	$ 4,896,765	$ 22,999
Derivative Instruments:
Assets
Futures Contracts	$ 9,203	$ 9,203	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 381,182
Level 2 to Level 1	$ 79,997
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 9,203	$ -
Total Value of Derivatives	$ 9,203	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $44,670) - See accompanying schedule: Unaffiliated issuers (cost $9,188,061)	$ 10,502,083
Fidelity Central Funds (cost $575,500)	575,500
Other affiliated issuers (cost $18,503)	12,441
Total Investments (cost $9,782,064)		$ 11,090,024
Segregated cash with brokers for derivative instruments		9,348
Cash		172
Foreign currency held at value (cost $21,001)		21,001
Receivable for investments sold		28,370
Receivable for fund shares sold		12,338
Dividends receivable		24,068
Distributions receivable from Fidelity Central Funds		111
Prepaid expenses		30
Other receivables		3,575
Total assets		11,189,037

Liabilities
Payable for investments purchased
Regular delivery	$ 75,392
Delayed delivery	83,867
Payable for fund shares redeemed	5,982
Accrued management fee	7,145
Distribution and service plan fees payable	104
Payable for daily variation margin for derivative instruments	1,067
Other affiliated payables	1,508
Other payables and accrued expenses	593
Collateral on securities loaned, at value	46,206
Total liabilities		221,864

Net Assets		$ 10,967,173
Net Assets consist of:
Paid in capital		$ 9,614,122
Undistributed net investment income		108,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,154)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,317,436
Net Assets		$ 10,967,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($282,714 ÷ 7,106.131 shares)	$ 39.78

Maximum offering price per share (100/94.25 of $39.78)	$ 42.21
Class T: Net Asset Value and redemption price per share ($42,965 ÷ 1,087.491 shares)	$ 39.51

Maximum offering price per share (100/96.50 of $39.51)	$ 40.94
Class B: Net Asset Value and offering price per share ($2,249 ÷ 57.378 shares)A	$ 39.20

Class C: Net Asset Value and offering price per share ($31,737 ÷ 810.917 shares)A	$ 39.14

International Discovery: Net Asset Value, offering price and redemption price per share ($7,208,744 ÷ 179,698.201 shares)	$ 40.12

Class K: Net Asset Value, offering price and redemption price per share ($2,307,850 ÷ 57,614.604 shares)	$ 40.06

Class I: Net Asset Value, offering price and redemption price per share ($1,060,821 ÷ 26,500.627 shares)	$ 40.03

Class Z: Net Asset Value, offering price and redemption price per share ($30,093 ÷ 751.671 shares)	$ 40.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2015

Investment Income
Dividends (including $841 earned from other affiliated issuers)		$ 237,713
Special dividends		34,094
Interest		101
Income from Fidelity Central Funds		3,936
Income before foreign taxes withheld		275,844
Less foreign taxes withheld		(19,005)
Total income		256,839

Expenses
Management fee
Basic fee	$ 74,535
Performance adjustment	11,730
Transfer agent fees	16,773
Distribution and service plan fees	1,337
Accounting and security lending fees	1,839
Custodian fees and expenses	1,612
Independent trustees' compensation	47
Registration fees	226
Audit	124
Legal	30
Miscellaneous	101
Total expenses before reductions	108,354
Expense reductions	(1,353)	107,001
Net investment income (loss)		149,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $606)	220,061
Other affiliated issuers	(3,654)
Foreign currency transactions	(3,878)
Futures contracts	33,241
Total net realized gain (loss)		245,770
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,503)	13,737
Assets and liabilities in foreign currencies	2,313
Futures contracts	(15,395)
Total change in net unrealized appreciation (depreciation)		655
Net gain (loss)		246,425
Net increase (decrease) in net assets resulting from operations		$ 396,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 149,838	$ 199,098
Net realized gain (loss)	245,770	758,004
Change in net unrealized appreciation (depreciation)	655	(958,756)
Net increase (decrease) in net assets resulting from operations	396,263	(1,654)
Distributions to shareholders from net investment income	(74,589)	(136,326)
Distributions to shareholders from net realized gain	-	(88,586)
Total distributions	(74,589)	(224,912)
Share transactions - net increase (decrease)	(353,147)	(69,908)
Redemption fees	95	139
Total increase (decrease) in net assets	(31,378)	(296,335)

Net Assets
Beginning of period	10,998,551	11,294,886
End of period (including undistributed net investment income of $108,769 and undistributed net investment income of $68,609, respectively)	$ 10,967,173	$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Income from Investment Operations
Net investment income (loss) C	.40F	.53G	.34	.41	.42
Net realized and unrealized gain (loss)	.79	(.67)	7.97	2.11	(2.52)
Total from investment operations	1.19	(.14)	8.31	2.52	(2.10)
Distributions from net investment income	(.11)	(.33)	(.45)	(.29)	(.38)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.11)	(.65) K	(.48)	(.29)	(.54)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.78	$ 38.70	$ 39.49	$ 31.66	$ 29.43
Total ReturnA, B	3.09%	(.36)%	26.59%	8.70%	(6.71)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.33%	1.28%	1.35%	1.34%	1.30%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.34%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.33%	1.31%	1.25%
Net investment income (loss)	1.00%F	1.35%G	.97%	1.41%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 297	$ 347	$ 299	$ 320
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Income from Investment Operations
Net investment income (loss) C	.30F	.44G	.26	.34	.34
Net realized and unrealized gain (loss)	.80	(.68)	7.92	2.09	(2.51)
Total from investment operations	1.10	(.24)	8.18	2.43	(2.17)
Distributions from net investment income	(.02)	(.25)	(.34)	(.19)	(.30)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.02)	(.56)	(.37)	(.19)	(.46)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.51	$ 38.43	$ 39.23	$ 31.42	$ 29.18
Total ReturnA, B	2.86%	(.60)%	26.31%	8.41%	(6.96)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.57%	1.51%	1.59%	1.59%	1.56%
Expenses net of fee waivers, if any	1.57%	1.51%	1.59%	1.59%	1.55%
Expenses net of all reductions	1.56%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.76%F	1.11%G	.73%	1.16%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 49	$ 53	$ 46	$ 61
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Income from Investment Operations
Net investment income (loss) C	.08F	.22G	.08	.19	.17
Net realized and unrealized gain (loss)	.80	(.66)	7.90	2.09	(2.48)
Total from investment operations	.88	(.44)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.01)	(.15)	(.02)	(.12)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.32)	(.18)	(.02)	(.27) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.20	$ 38.32	$ 39.08	$ 31.28	$ 29.02
Total ReturnA, B	2.30%	(1.12)%	25.64%	7.85%	(7.39)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of fee waivers, if any	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of all reductions	2.11%	2.05%	2.08%	2.06%	2.02%
Net investment income (loss)	.21%F	.57%G	.22%	.66%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 5	$ 7	$ 8	$ 10
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Income from Investment Operations
Net investment income (loss) C	.10F	.23G	.08	.19	.18
Net realized and unrealized gain (loss)	.79	(.66)	7.90	2.09	(2.49)
Total from investment operations	.89	(.43)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.08)	(.20)	(.04)	(.14)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.39)	(.23)	(.04)	(.29) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.14	$ 38.25	$ 39.07	$ 31.32	$ 29.08
Total ReturnA, B	2.33%	(1.10)%	25.65%	7.86%	(7.37)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.09%	2.03%	2.10%	2.09%	2.05%
Expenses net of fee waivers, if any	2.09%	2.03%	2.09%	2.09%	2.04%
Expenses net of all reductions	2.08%	2.02%	2.07%	2.06%	2.00%
Net investment income (loss)	.24%F	.60%G	.23%	.66%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 35	$ 36	$ 30	$ 33
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Income from Investment Operations
Net investment income (loss) B	.54E	.67F	.47	.51	.53
Net realized and unrealized gain (loss)	.81	(.68)	8.02	2.12	(2.54)
Total from investment operations	1.35	(.01)	8.49	2.63	(2.01)
Distributions from net investment income	(.26)	(.47)	(.55)	(.41)	(.48)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.78)	(.58)	(.41)	(.64)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.12	$ 39.03	$ 39.82	$ 31.91	$ 29.69
Total ReturnA	3.47%	(.01)%	27.03%	9.03%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.99%	.93%	1.00%	1.01%	.97%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.01%	.96%
Expenses net of all reductions	.98%	.93%	.98%	.98%	.92%
Net investment income (loss)	1.34%E	1.69%F	1.32%	1.73%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$ 7,209	$ 7,464	$ 7,800	$ 5,965	$ 6,806
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Income from Investment Operations
Net investment income (loss) B	.59E	.72F	.52	.57	.58
Net realized and unrealized gain (loss)	.81	(.67)	8.01	2.11	(2.54)
Total from investment operations	1.40	.05	8.53	2.68	(1.96)
Distributions from net investment income	(.31)	(.53)	(.61)	(.47)	(.55)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.31)	(.84)	(.64)	(.47)	(.70) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.06	$ 38.97	$ 39.76	$ 31.87	$ 29.66
Total ReturnA	3.61%	.13%	27.23%	9.24%	(6.24)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.86%	.80%	.85%	.83%	.80%
Expenses net of fee waivers, if any	.86%	.80%	.85%	.83%	.79%
Expenses net of all reductions	.85%	.79%	.83%	.80%	.75%
Net investment income (loss)	1.47%E	1.83%F	1.47%	1.91%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$ 2,308	$ 2,464	$ 2,576	$ 1,776	$ 1,245
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Income from Investment Operations
Net investment income (loss) B	.53E	.67F	.47	.52	.54
Net realized and unrealized gain (loss)	.80	(.68)	8.01	2.11	(2.55)
Total from investment operations	1.33	(.01)	8.48	2.63	(2.01)
Distributions from net investment income	(.26)	(.48)	(.56)	(.41)	(.50)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.79)	(.59)	(.41)	(.65) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.76	$ 31.87	$ 29.65
Total ReturnA	3.44%	(.01)%	27.03%	9.07%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	1.00%	1.00%	.95%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.00%	.94%
Expenses net of all reductions	.98%	.93%	.97%	.97%	.90%
Net investment income (loss)	1.33%E	1.69%F	1.33%	1.75%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$ 1,061	$ 650	$ 476	$ 294	$ 278
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class Z

Years ended October 31,	2015	2014	2013 I
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss)D	.59G	.72H	.07
Net realized and unrealized gain (loss)	.80	(.68)	2.48
Total from investment operations	1.39	.04	2.55
Distributions from net investment income	(.32)	(.54)	-
Distributions from net realized gain	-	(.31)	-
Total distributions	(.32)	(.85)	-
Redemption fees added to paid in capitalD, K	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.77
Total ReturnB, C	3.58%	.12%	6.85%
Ratios to Average Net AssetsE, J
Expenses before reductions	.86%	.80%	.85%A
Expenses net of fee waivers, if any	.86%	.80%	.85%A
Expenses net of all reductions	.85%	.79%	.83%A
Net investment income (loss)	1.47%G	1.83%H	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,093	$ 35,125	$ 107
Portfolio turnover rateF	60%L	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

I For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of larger-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.005 per share.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,751,994
Gross unrealized depreciation	(459,470)
Net unrealized appreciation (depreciation) on securities	$ 1,292,524
Tax Cost	$ 9,797,500

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 109,669
Capital loss carryforward	$ (49,248)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,292,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (49,248)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 74,589	$ 224,912

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $33,241 and a change in net unrealized appreciation (depreciation) of $(15,395) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,392,387 and $6,317,742, respectively.

Redemptions In-Kind. During the period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $197,848. The net realized gain of $41,387 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 731	$ 4
Class T	.25%	.25%	229	1
Class B	.75%	.25%	34	25
Class C	.75%	.25%	343	37
			$ 1,337	$ 67

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	7
Class B A	1
Class C A	3
$ 73

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 788.27
Class T	117.26
Class B	10.30
Class C	93.27
International Discovery	13,037.18
Class K	1,135.05
Class I	1,576.18
Class Z	17.05
	$ 16,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $46

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,281. During the period, there were no securities loaned to FCM.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 6
Class T	1
Class B	-*
Class C	1
International Discovery	177
Class I	13
$ 198

* In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 864	$ 2,857
Class T	23	344
Class B	-	2
Class C	-	79
International Discovery	49,040	93,065
Class K	19,835	33,983
Class I	4,544	5,936
Class Z	283	60
Total	$ 74,589	$ 136,326
From net realized gain
Class A	$ -	$ 2,660
Class T	-	423
Class B	-	52
Class C	-	295
International Discovery	-	61,190
Class K	-	20,093
Class I	-	3,838
Class Z	-	35
Total	$ -	$ 88,586

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,331	1,382	$ 53,289	$ 54,489
Reinvestment of distributions	22	137	843	5,280
Shares redeemed	(1,915)	(2,632)	(76,178)	(104,067)
Net increase (decrease)	(562)	(1,113)	$ (22,046)	$ (44,298)
Class T
Shares sold	178	200	$ 7,105	$ 7,804
Reinvestment of distributions	1	19	23	736
Shares redeemed	(355)	(311)	(13,954)	(12,118)
Net increase (decrease)	(176)	(92)	$ (6,826)	$ (3,578)
Class B
Shares sold	1	6	$ 53	$ 233
Reinvestment of distributions	-	1	-	51
Shares redeemed	(64)	(58)	(2,536)	(2,266)
Net increase (decrease)	(63)	(51)	$ (2,483)	$ (1,982)
Class C
Shares sold	201	232	$ 7,918	$ 9,059
Reinvestment of distributions	-	9	-	337
Shares redeemed	(314)	(250)	(12,486)	(9,726)
Net increase (decrease)	(113)	(9)	$ (4,568)	$ (330)
International Discovery
Shares sold	20,827	28,809	$ 832,233	$ 1,144,588
Reinvestment of distributions	1,199	3,813	46,913	148,138
Shares redeemed	(33,573)	(37,231)	(1,345,593)	(1,476,965)
Net increase (decrease)	(11,547)	(4,609)	$ (466,447)	$ (184,239)
Class K
Shares sold	15,372	15,775	$ 613,737	$ 628,261
Reinvestment of distributions	508	1,396	19,835	54,076
Shares redeemed	(21,494) A	(18,729)	(860,632) A	(741,205)
Net increase (decrease)	(5,614)	(1,558)	$ (227,060)	$ (58,868)
Class I
Shares sold	15,392	10,468	$ 602,134	$ 410,346
Reinvestment of distributions	33	91	1,286	3,529
Shares redeemed	(5,606)	(5,852)	(221,504)	(225,868)
Net increase (decrease)	9,819	4,707	$ 381,916	$ 188,007
Class Z
Shares sold	402	993	$ 16,312	$ 39,070
Reinvestment of distributions	7	2	283	95
Shares redeemed	(559)	(96)	(22,228)	(3,785)
Net increase (decrease)	(150)	899	$ (5,633)	$ 35,380

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/07/15	12/04/15	$0.462	$0.005

Class K designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/08/14	$0.3586	$0.0486

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, the retail class, and Class K ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGI-K-UANN-1215
1.863305.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I
is a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class I	3.41%	7.20%	2.50%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class I on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced low-single-digit gains, underperforming the 4.28% result of the benchmark MSCI EAFE Growth Index. The fund underperformed the benchmark largely for idiosyncratic reasons, including a fair-value pricing adjustment and unfavorable currency movements. Security selection was helpful overall, especially in information technology, materials and financials. Conversely, picks in health care hampered our relative result. In country terms, stock picking was strong in Australia, Spain and Switzerland, but weak in Hong Kong and Germany. Two of the fund's biggest individual detractors were Wynn Macau and Sands China, owners of casino properties in Macau. These stocks struggled for various reasons, and I eliminated the fund's stake in both. Another negative was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance. In contrast, our biggest contributor was BGF Retail, a South Korean convenience-store retailer, while Visa and Mastercard, two U.S.-based payment processors, also contributed. Of all the stocks I mentioned, only Wynn and Sands were in our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 967.50	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.56%
Actual		$ 1,000.00	$ 965.70	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class B	2.05%
Actual		$ 1,000.00	$ 963.70	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.05%
Actual		$ 1,000.00	$ 963.60	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
International Growth	.95%
Actual		$ 1,000.00	$ 968.50	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class I	.97%
Actual		$ 1,000.00	$ 968.50	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class Z	.84%
Actual		$ 1,000.00	$ 968.50	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United States of America*	17.7%
United Kingdom	14.4%
Japan	14.0%
Switzerland	13.6%
Sweden	6.1%
Spain	4.5%
Belgium	4.2%
Australia	3.4%
Denmark	3.3%
Other	18.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets (Liabilities)

As of April 30, 2015

United States of America*	16.9%
Japan	15.2%
Switzerland	14.2%
United Kingdom	12.5%
Sweden	5.6%
Belgium	4.6%
Germany	3.8%
Australia	3.3%
Denmark	2.9%
Other	21.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets (Liabilities)

Annual Report

Investment Changes (Unaudited) - continued

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.1
Short-Term Investments and Net Other Assets (Liabilities)	2.3	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	3.7	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6	3.8
Nestle SA (Switzerland, Food Products)	3.0	3.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.8	2.2
Inditex SA (Spain, Specialty Retail)	2.8	2.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.5	2.3
CSL Ltd. (Australia, Biotechnology)	2.2	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.2	1.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	1.8
	27.6
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.5	17.5
Financials	18.1	16.6
Consumer Staples	15.3	15.0
Consumer Discretionary	15.1	15.2
Industrials	12.5	14.9
Information Technology	11.7	10.5
Materials	6.0	5.9
Energy	0.3	1.5
Telecommunication Services	0.2	1.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 3.4%
CSL Ltd.	486,892	$ 32,363,861
Sydney Airport unit	1,681,347	7,683,937
Transurban Group unit	1,384,277	10,257,556
TOTAL AUSTRALIA		50,305,354
Austria - 0.9%
Andritz AG	251,621	12,672,632
Bailiwick of Jersey - 1.3%
Shire PLC	259,100	19,621,870
Belgium - 4.2%
Anheuser-Busch InBev SA NV	323,891	38,648,165
KBC Groep NV	391,998	23,880,757
TOTAL BELGIUM		62,528,922
Canada - 0.3%
Pason Systems, Inc.	334,300	4,918,883
Cayman Islands - 1.0%
58.com, Inc. ADR (a)(d)	79,700	4,183,453
Alibaba Group Holding Ltd. sponsored ADR (a)	127,500	10,688,325
TOTAL CAYMAN ISLANDS		14,871,778
Denmark - 3.3%
Jyske Bank A/S (Reg.) (a)	224,900	10,979,143
Novo Nordisk A/S Series B sponsored ADR	698,800	37,162,184
TOTAL DENMARK		48,141,327
Finland - 0.3%
Tikkurila Oyj	211,000	3,872,516
France - 1.0%
Safran SA	194,500	14,773,065
Germany - 3.1%
Bayer AG	164,100	21,897,919
Linde AG	134,277	23,293,003
TOTAL GERMANY		45,190,922
Hong Kong - 1.8%
AIA Group Ltd.	4,403,400	25,818,593
India - 0.7%
Housing Development Finance Corp. Ltd.	570,836	10,934,415
Ireland - 2.7%
CRH PLC sponsored ADR	688,966	18,850,110
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	978,142	$ 12,662,146
sponsored ADR (d)	651,500	8,567,225
TOTAL IRELAND		40,079,481
Israel - 0.3%
Azrieli Group	99,200	3,886,828
Italy - 0.7%
Azimut Holding SpA	161,600	3,889,928
Interpump Group SpA	470,251	6,929,294
TOTAL ITALY		10,819,222
Japan - 14.0%
Astellas Pharma, Inc.	1,867,900	27,111,597
Coca-Cola Central Japan Co. Ltd.	240,700	3,382,888
DENSO Corp.	642,300	29,945,752
East Japan Railway Co.	127,000	12,074,600
Fast Retailing Co. Ltd.	30,800	11,250,698
Hoya Corp.	336,800	13,898,651
Japan Tobacco, Inc.	333,200	11,532,648
Keyence Corp.	32,962	17,160,297
Mitsui Fudosan Co. Ltd.	645,000	17,552,806
Nintendo Co. Ltd.	46,900	7,497,744
OSG Corp.	185,500	3,489,287
Seven Bank Ltd.	2,950,000	13,441,839
Shinsei Bank Ltd.	4,579,000	9,601,125
SHO-BOND Holdings Co. Ltd.	182,600	7,251,960
USS Co. Ltd.	1,222,400	21,580,109
TOTAL JAPAN		206,772,001
Kenya - 0.2%
Safaricom Ltd.	23,504,000	3,305,070
Korea (South) - 0.9%
BGFretail Co. Ltd.	43,338	6,452,666
NAVER Corp.	13,427	7,055,887
TOTAL KOREA (SOUTH)		13,508,553
Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	83,555	8,279,465
Netherlands - 1.0%
ING Groep NV (Certificaten Van Aandelen)	997,564	14,518,414
Common Stocks - continued
	Shares	Value
South Africa - 1.1%
Clicks Group Ltd.	524,756	$ 3,833,574
Naspers Ltd. Class N	85,400	12,508,548
TOTAL SOUTH AFRICA		16,342,122
Spain - 4.5%
Amadeus IT Holding SA Class A	344,400	14,679,166
Hispania Activos Inmobiliarios SA (a)	215,259	3,242,921
Inditex SA (d)	1,094,531	41,048,812
Merlin Properties Socimi SA	328,600	4,213,283
Prosegur Compania de Seguridad SA (Reg.)	725,749	3,232,183
TOTAL SPAIN		66,416,365
Sweden - 6.1%
ASSA ABLOY AB (B Shares)	1,602,483	31,878,324
Atlas Copco AB (A Shares) (d)	460,909	12,030,445
Fagerhult AB	347,753	5,942,721
H&M Hennes & Mauritz AB (B Shares)	401,483	15,615,617
Intrum Justitia AB	189,300	6,802,219
Svenska Handelsbanken AB (A Shares)	1,283,620	17,433,460
TOTAL SWEDEN		89,702,786
Switzerland - 13.6%
Credit Suisse Group AG (e)(f)	199,196	4,584,662
Nestle SA	575,034	43,917,645
Novartis AG	605,045	54,810,263
Roche Holding AG (participation certificate)	194,838	52,898,295
Schindler Holding AG:
(participation certificate)	87,617	14,235,713
(Reg.)	10,980	1,786,215
UBS Group AG	1,398,461	28,011,174
TOTAL SWITZERLAND		200,243,967
Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,093,000	13,032,276
United Kingdom - 14.4%
Associated British Foods PLC	311,000	16,564,569
Babcock International Group PLC	627,284	9,322,083
BAE Systems PLC	1,392,900	9,422,262
Berendsen PLC	523,573	8,273,186
Informa PLC	1,098,226	9,616,383
InterContinental Hotel Group PLC ADR	754,296	30,081,324
Johnson Matthey PLC	188,977	7,530,801
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Lloyds Banking Group PLC	10,251,500	$ 11,635,578
Prudential PLC	1,005,426	23,483,228
Reckitt Benckiser Group PLC	429,145	41,880,483
Rightmove PLC	65,000	3,846,832
Rolls-Royce Group PLC	518,537	5,483,278
SABMiller PLC	446,166	27,477,990
Shaftesbury PLC	277,333	4,020,981
Unite Group PLC	413,776	4,241,883
TOTAL UNITED KINGDOM		212,880,861
United States of America - 15.4%
Alphabet, Inc. Class A (a)	26,336	19,419,903
Autoliv, Inc. (d)	156,569	18,982,426
Berkshire Hathaway, Inc. Class B (a)	96,184	13,082,948
BorgWarner, Inc.	184,492	7,899,947
China Biologic Products, Inc. (a)	63,166	7,197,134
Domino's Pizza, Inc.	33,790	3,604,379
Martin Marietta Materials, Inc.	52,600	8,160,890
MasterCard, Inc. Class A	303,000	29,993,970
McGraw Hill Financial, Inc.	92,100	8,532,144
Mohawk Industries, Inc. (a)	97,900	19,139,450
Moody's Corp.	69,100	6,644,656
Philip Morris International, Inc.	206,108	18,219,947
PriceSmart, Inc.	73,800	6,345,324
ResMed, Inc.	128,000	7,374,080
Sherwin-Williams Co.	15,000	4,002,450
SS&C Technologies Holdings, Inc.	210,300	15,593,745
Visa, Inc. Class A	415,800	32,257,764
TOTAL UNITED STATES OF AMERICA		226,451,157
TOTAL COMMON STOCKS (Cost $1,309,769,980)		1,439,888,845
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $73,994)	48,068,379	74,102
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	35,048,921	$ 35,048,921
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	73,928,962	73,928,962
TOTAL MONEY MARKET FUNDS (Cost $108,977,883)		108,977,883
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $1,418,821,857)		1,548,940,830
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(75,061,785)
NET ASSETS - 100%		$ 1,473,879,045
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,584,662 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 4,723,236
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 49,088
Fidelity Securities Lending Cash Central Fund	197,556
Total	$ 246,644
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 225,120,277	$ 162,343,718	$ 62,776,559	$ -
Consumer Staples	226,535,364	87,173,535	139,361,829	-
Energy	4,918,883	4,918,883	-	-
Financials	263,630,766	129,145,060	134,485,706	-
Health Care	274,335,854	73,631,317	200,704,537	-
Industrials	183,615,062	81,300,793	102,314,269	-
Information Technology	171,562,530	133,872,213	37,690,317	-
Materials	86,939,141	74,276,995	12,662,146	-
Telecommunication Services	3,305,070	3,305,070	-	-
Money Market Funds	108,977,883	108,977,883	-	-
Total Investments in Securities:	$ 1,548,940,830	$ 858,945,467	$ 689,995,363	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 68,602,068
Level 2 to Level 1	$ 15,033,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,231,511) - See accompanying schedule: Unaffiliated issuers (cost $1,309,843,974)	$ 1,439,962,947
Fidelity Central Funds (cost $108,977,883)	108,977,883
Total Investments (cost $1,418,821,857)		$ 1,548,940,830
Receivable for fund shares sold		2,613,468
Dividends receivable		3,193,478
Distributions receivable from Fidelity Central Funds		26,736
Prepaid expenses		3,605
Other receivables		11,410
Total assets		1,554,789,527

Liabilities
Payable to custodian bank	$ 669
Payable for investments purchased
Regular delivery	74,296
Delayed delivery	4,723,236
Payable for fund shares redeemed	878,160
Accrued management fee	840,888
Distribution and service plan fees payable	92,259
Other affiliated payables	269,569
Other payables and accrued expenses	102,443
Collateral on securities loaned, at value	73,928,962
Total liabilities		80,910,482

Net Assets		$ 1,473,879,045
Net Assets consist of:
Paid in capital		$ 1,371,308,764
Undistributed net investment income		9,047,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,661,663)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		130,184,683
Net Assets		$ 1,473,879,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,878,255 ÷ 16,367,440 shares)	$ 11.30

Maximum offering price per share (100/94.25 of $11.30)	$ 11.99
Class T:
Net Asset Value and redemption price per share ($28,832,624 ÷ 2,560,965 shares)	$ 11.26

Maximum offering price per share (100/96.50 of $11.26)	$ 11.67
Class B:
Net Asset Value and offering price per share ($799,594 ÷ 71,668 shares)A	$ 11.16

Class C:
Net Asset Value and offering price per share ($52,378,157 ÷ 4,709,671 shares)A	$ 11.12

International Growth:
Net Asset Value, offering price and redemption price per share ($938,347,837 ÷ 82,424,899 shares)	$ 11.38

Class I:
Net Asset Value, offering price and redemption price per share ($267,745,321 ÷ 23,560,669 shares)	$ 11.36

Class Z:
Net Asset Value, offering price and redemption price per share ($897,257 ÷ 78,813 shares)	$ 11.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 24,663,808
Income from Fidelity Central Funds		246,644
Income before foreign taxes withheld		24,910,452
Less foreign taxes withheld		(2,081,814)
Total income		22,828,638

Expenses
Management fee
Basic fee	$ 8,327,944
Performance adjustment	167,926
Transfer agent fees	2,302,155
Distribution and service plan fees	939,382
Accounting and security lending fees	550,149
Custodian fees and expenses	146,301
Independent trustees' compensation	4,871
Registration fees	185,556
Audit	69,990
Legal	2,556
Miscellaneous	14,108
Total expenses before reductions	12,710,938
Expense reductions	(87,519)	12,623,419
Net investment income (loss)		10,205,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,052)	(27,244,971)
Foreign currency transactions	(218,206)
Total net realized gain (loss)		(27,463,177)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,961)	41,313,127
Assets and liabilities in foreign currencies	137,123
Total change in net unrealized appreciation (depreciation)		41,450,250
Net gain (loss)		13,987,073
Net increase (decrease) in net assets resulting from operations		$ 24,192,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,205,219	$ 8,064,649
Net realized gain (loss)	(27,463,177)	(8,929,624)
Change in net unrealized appreciation (depreciation)	41,450,250	17,872,842
Net increase (decrease) in net assets resulting from operations	24,192,292	17,007,867
Distributions to shareholders from net investment income	(7,019,924)	(2,592,643)
Distributions to shareholders from net realized gain	-	(513,441)
Total distributions	(7,019,924)	(3,106,084)
Share transactions - net increase (decrease)	519,861,476	336,569,228
Redemption fees	54,094	42,228
Total increase (decrease) in net assets	537,087,938	350,513,239

Net Assets
Beginning of period	936,791,107	586,277,868
End of period (including undistributed net investment income of $9,047,261 and undistributed net investment income of $6,829,762, respectively)	$ 1,473,879,045	$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.07	.09	.08	.08	.08
Net realized and unrealized gain (loss)	.28	.18	1.88	.81	(.31)
Total from investment operations	.35	.27	1.96	.89	(.23)
Distributions from net investment income	(.06)	(.03)	(.08)	(.06)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.06)	(.04)	(.09)	(.07)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.30	$ 11.01	$ 10.78	$ 8.91	$ 8.09
Total ReturnA, B	3.20%	2.54%	22.18%	11.10%	(2.76)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.26%	1.35%	1.44%	1.58%	1.77%
Expenses net of fee waivers, if any	1.26%	1.35%	1.43%	1.45%	1.45%
Expenses net of all reductions	1.25%	1.34%	1.42%	1.44%	1.43%
Net investment income (loss)	.66%	.84%	.80%	.99%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,878	$ 119,017	$ 74,595	$ 21,874	$ 6,352
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.04	.06	.05	.06	.06
Net realized and unrealized gain (loss)	.27	.18	1.88	.81	(.31)
Total from investment operations	.31	.24	1.93	.87	(.25)
Distributions from net investment income	(.01)	(.02)	(.07)	(.05)	(.04)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.01)	(.03)	(.07) H	(.06)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.26	$ 10.96	$ 10.75	$ 8.89	$ 8.08
Total ReturnA, B	2.85%	2.21%	21.91%	10.82%	(3.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.58%	1.65%	1.69%	1.85%	2.03%
Expenses net of fee waivers, if any	1.58%	1.65%	1.69%	1.70%	1.70%
Expenses net of all reductions	1.58%	1.65%	1.68%	1.69%	1.68%
Net investment income (loss)	.33%	.53%	.54%	.74%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,833	$ 26,369	$ 23,118	$ 10,690	$ 2,917
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Income from Investment Operations
Net investment income (loss) C	(.02)	- G	- G	.02	.01
Net realized and unrealized gain (loss)	.27	.19	1.89	.80	(.30)
Total from investment operations	.25	.19	1.89	.82	(.29)
Distributions from net investment income	-	-	(.03)	-	(.01)
Distributions from net realized gain	-	(.01)	(.01)	-	- G
Total distributions	-	(.01)	(.04)	-	(.01)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.16	$ 10.91	$ 10.73	$ 8.88	$ 8.06
Total ReturnA, B	2.29%	1.76%	21.35%	10.17%	(3.47)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.14%	2.19%	2.35%	2.55%
Expenses net of fee waivers, if any	2.07%	2.14%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.06%	2.14%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.04%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 800	$ 1,404	$ 1,579	$ 1,116	$ 473
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.01	.02	.01
Net realized and unrealized gain (loss)	.27	.18	1.87	.80	(.31)
Total from investment operations	.25	.19	1.88	.82	(.30)
Distributions from net investment income	-	-	(.02)	(.01)	(.01)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	-	(.01)	(.03)	(.01) I	(.01) H
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.12	$ 10.87	$ 10.69	$ 8.84	$ 8.03
Total ReturnA, B	2.30%	1.77%	21.29%	10.27%	(3.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.06%	2.12%	2.19%	2.33%	2.52%
Expenses net of fee waivers, if any	2.06%	2.12%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.05%	2.12%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.06%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,378	$ 32,737	$ 17,196	$ 5,648	$ 2,767
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.11	.10
Net realized and unrealized gain (loss)	.26	.19	1.88	.81	(.30)
Total from investment operations	.37	.32	1.99	.92	(.20)
Distributions from net investment income	(.09)	(.05)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.06)	(.10) G	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84	$ 8.95	$ 8.12
Total ReturnA	3.36%	2.96%	22.48%	11.41%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.97%	1.04%	1.13%	1.28%	1.52%
Expenses net of fee waivers, if any	.97%	1.04%	1.13%	1.20%	1.20%
Expenses net of all reductions	.96%	1.04%	1.11%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.11%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 938,348	$ 635,607	$ 430,914	$ 149,526	$ 53,437
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.10	.10
Net realized and unrealized gain (loss)	.27	.18	1.90	.81	(.30)
Total from investment operations	.38	.31	2.01	.91	(.20)
Distributions from net investment income	(.10)	(.06)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.10)	(.07)	(.11)	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.36	$ 11.08	$ 10.84	$ 8.94	$ 8.12
Total ReturnA	3.41%	2.84%	22.66%	11.28%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.04%	1.11%	1.27%	1.50%
Expenses net of fee waivers, if any	.98%	1.04%	1.11%	1.20%	1.20%
Expenses net of all reductions	.97%	1.04%	1.09%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.13%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,745	$ 121,554	$ 38,771	$ 3,992	$ 493
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class Z

Years ended October 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.12	.14	.02
Net realized and unrealized gain (loss)	.27	.19	.56
Total from investment operations	.39	.33	.58
Distributions from net investment income	(.11)	(.06)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.07)	-
Redemption fees added to paid in capitalD, I	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84
Total ReturnB, C	3.52%	3.07%	5.65%
Ratios to Average Net AssetsE, H
Expenses before reductions	.84%	.88%	.94%A
Expenses net of fee waivers, if any	.84%	.88%	.94%A
Expenses net of all reductions	.83%	.88%	.93%A
Net investment income (loss)	1.07%	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 897	$ 104	$ 106
Portfolio turnover rateF	26%	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 171,926,225
Gross unrealized depreciation	(45,542,097)
Net unrealized appreciation (depreciation) on securities	$ 126,384,128
Tax Cost	$ 1,422,556,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,875,277
Capital loss carryforward	$ (33,754,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 126,454,576

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(26,434,969)
Long-term	(7,319,866)
Total no expiration	(33,754,835)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 7,019,924	$ 2,592,642
Long-term Capital Gains	-	513,442
Total	$ 7,019,924	$ 3,106,084

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $817,391,288 and $297,421,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 372,877	$ 7,701
Class T	.25%	.25%	136,338	179
Class B	.75%	.25%	10,860	8,157
Class C	.75%	.25%	419,307	145,878
			$ 939,382	$ 161,915

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,764
Class T	15,334
Class BA	413
Class CA	7,496
$ 118,007

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 327,480.22
Class T	80,017.29
Class B	2,930.27
Class C	115,354.27
International Growth	1,419,079.18
Class I	357,209.19
Class Z	86.05
	$ 2,302,155

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,335 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,824,892. Security lending income represents the income earned on investing cash

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $197,556, including $7,864 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,064 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,134 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,835
Class T	148
Class B	6
Class C	454
International Growth	11,998
Class I	1,841
$ 16,282

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 684,914	$ 253,092
Class T	29,128	40,595
International Growth	5,239,951	2,051,403
Class I	1,064,923	246,949
Class Z	1,008	604
Total	$ 7,019,924	$ 2,592,643

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ -	$ 66,995
Class T	-	20,298
Class B	-	1,337
Class C	-	16,479
International Growth	-	369,252
Class I	-	38,992
Class Z	-	88
Total	$ -	$ 513,441

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	9,298,452	6,584,484	$ 105,707,223	$ 72,326,606
Reinvestment of distributions	60,570	27,068	669,298	291,793
Shares redeemed	(3,798,128)	(2,724,911)	(42,982,992)	(30,099,985)
Net increase (decrease)	5,560,894	3,886,641	$ 63,393,529	$ 42,518,414
Class T
Shares sold	1,158,910	834,072	$ 13,286,739	$ 9,114,198
Reinvestment of distributions	2,593	5,459	28,654	58,733
Shares redeemed	(1,005,399)	(585,464)	(11,627,373)	(6,459,248)
Net increase (decrease)	156,104	254,067	$ 1,688,020	$ 2,713,683
Class B
Shares sold	30,282	35,020	$ 347,009	$ 380,789
Reinvestment of distributions	-	123	-	1,323
Shares redeemed	(87,349)	(53,583)	(994,341)	(587,919)
Net increase (decrease)	(57,067)	(18,440)	$ (647,332)	$ (205,807)
Class C
Shares sold	2,689,800	1,827,859	$ 30,433,427	$ 19,884,401
Reinvestment of distributions	-	1,498	-	16,049
Shares redeemed	(991,400)	(426,678)	(10,978,888)	(4,637,384)
Net increase (decrease)	1,698,400	1,402,679	$ 19,454,539	$ 15,263,066
International Growth
Shares sold	39,705,804	27,835,093	$ 456,131,993	$ 307,440,711
Reinvestment of distributions	387,169	197,948	4,301,448	2,143,781
Shares redeemed	(14,942,156)	(10,494,762)	(169,380,325)	(115,997,211)
Net increase (decrease)	25,150,817	17,538,279	$ 291,053,116	$ 193,587,281

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	17,728,493	10,292,704	$ 201,877,753	$ 113,864,505
Reinvestment of distributions	92,582	24,180	1,026,733	261,623
Shares redeemed	(5,227,430)	(2,927,192)	(58,733,231)	(31,428,962)
Net increase (decrease)	12,593,645	7,389,692	$ 144,171,255	$ 82,697,166
Class Z
Shares sold	88,007	-	$ 956,120	$ -
Reinvestment of distributions	91	64	1,008	692
Shares redeemed	(18,621)	(475)	(208,779)	(5,267)
Net increase (decrease)	69,477	(411)	$ 748,349	$ (4,575)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.078	$0.008

Class I designates 13% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.1058	$0.0098

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFI-UANN-1215
1.853341.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class Z

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class Z B	3.52%	7.27%	2.54%

A From November 1, 2007.

B The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class Z on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period. See footnote B above for additional information regarding the performance of Class Z.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced low-single-digit gains, underperforming the 4.28% result of the benchmark MSCI EAFE Growth Index. The fund underperformed the benchmark largely for idiosyncratic reasons, including a fair-value pricing adjustment and unfavorable currency movements. Security selection was helpful overall, especially in information technology, materials and financials. Conversely, picks in health care hampered our relative result. In country terms, stock picking was strong in Australia, Spain and Switzerland, but weak in Hong Kong and Germany. Two of the fund's biggest individual detractors were Wynn Macau and Sands China, owners of casino properties in Macau. These stocks struggled for various reasons, and I eliminated the fund's stake in both. Another negative was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance. In contrast, our biggest contributor was BGF Retail, a South Korean convenience-store retailer, while Visa and Mastercard, two U.S.-based payment processors, also contributed. Of all the stocks I mentioned, only Wynn and Sands were in our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 967.50	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.56%
Actual		$ 1,000.00	$ 965.70	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class B	2.05%
Actual		$ 1,000.00	$ 963.70	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.05%
Actual		$ 1,000.00	$ 963.60	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
International Growth	.95%
Actual		$ 1,000.00	$ 968.50	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class I	.97%
Actual		$ 1,000.00	$ 968.50	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class Z	.84%
Actual		$ 1,000.00	$ 968.50	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Investment Changes (Unaudited) - continued

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.1
Short-Term Investments and Net Other Assets (Liabilities)	2.3	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	3.7	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6	3.8
Nestle SA (Switzerland, Food Products)	3.0	3.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.8	2.2
Inditex SA (Spain, Specialty Retail)	2.8	2.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.5	2.3
CSL Ltd. (Australia, Biotechnology)	2.2	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.2	1.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	1.8
	27.6
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.5	17.5
Financials	18.1	16.6
Consumer Staples	15.3	15.0
Consumer Discretionary	15.1	15.2
Industrials	12.5	14.9
Information Technology	11.7	10.5
Materials	6.0	5.9
Energy	0.3	1.5
Telecommunication Services	0.2	1.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 3.4%
CSL Ltd.	486,892	$ 32,363,861
Sydney Airport unit	1,681,347	7,683,937
Transurban Group unit	1,384,277	10,257,556
TOTAL AUSTRALIA		50,305,354
Austria - 0.9%
Andritz AG	251,621	12,672,632
Bailiwick of Jersey - 1.3%
Shire PLC	259,100	19,621,870
Belgium - 4.2%
Anheuser-Busch InBev SA NV	323,891	38,648,165
KBC Groep NV	391,998	23,880,757
TOTAL BELGIUM		62,528,922
Canada - 0.3%
Pason Systems, Inc.	334,300	4,918,883
Cayman Islands - 1.0%
58.com, Inc. ADR (a)(d)	79,700	4,183,453
Alibaba Group Holding Ltd. sponsored ADR (a)	127,500	10,688,325
TOTAL CAYMAN ISLANDS		14,871,778
Denmark - 3.3%
Jyske Bank A/S (Reg.) (a)	224,900	10,979,143
Novo Nordisk A/S Series B sponsored ADR	698,800	37,162,184
TOTAL DENMARK		48,141,327
Finland - 0.3%
Tikkurila Oyj	211,000	3,872,516
France - 1.0%
Safran SA	194,500	14,773,065
Germany - 3.1%
Bayer AG	164,100	21,897,919
Linde AG	134,277	23,293,003
TOTAL GERMANY		45,190,922
Hong Kong - 1.8%
AIA Group Ltd.	4,403,400	25,818,593
India - 0.7%
Housing Development Finance Corp. Ltd.	570,836	10,934,415
Ireland - 2.7%
CRH PLC sponsored ADR	688,966	18,850,110
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	978,142	$ 12,662,146
sponsored ADR (d)	651,500	8,567,225
TOTAL IRELAND		40,079,481
Israel - 0.3%
Azrieli Group	99,200	3,886,828
Italy - 0.7%
Azimut Holding SpA	161,600	3,889,928
Interpump Group SpA	470,251	6,929,294
TOTAL ITALY		10,819,222
Japan - 14.0%
Astellas Pharma, Inc.	1,867,900	27,111,597
Coca-Cola Central Japan Co. Ltd.	240,700	3,382,888
DENSO Corp.	642,300	29,945,752
East Japan Railway Co.	127,000	12,074,600
Fast Retailing Co. Ltd.	30,800	11,250,698
Hoya Corp.	336,800	13,898,651
Japan Tobacco, Inc.	333,200	11,532,648
Keyence Corp.	32,962	17,160,297
Mitsui Fudosan Co. Ltd.	645,000	17,552,806
Nintendo Co. Ltd.	46,900	7,497,744
OSG Corp.	185,500	3,489,287
Seven Bank Ltd.	2,950,000	13,441,839
Shinsei Bank Ltd.	4,579,000	9,601,125
SHO-BOND Holdings Co. Ltd.	182,600	7,251,960
USS Co. Ltd.	1,222,400	21,580,109
TOTAL JAPAN		206,772,001
Kenya - 0.2%
Safaricom Ltd.	23,504,000	3,305,070
Korea (South) - 0.9%
BGFretail Co. Ltd.	43,338	6,452,666
NAVER Corp.	13,427	7,055,887
TOTAL KOREA (SOUTH)		13,508,553
Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	83,555	8,279,465
Netherlands - 1.0%
ING Groep NV (Certificaten Van Aandelen)	997,564	14,518,414
Common Stocks - continued
	Shares	Value
South Africa - 1.1%
Clicks Group Ltd.	524,756	$ 3,833,574
Naspers Ltd. Class N	85,400	12,508,548
TOTAL SOUTH AFRICA		16,342,122
Spain - 4.5%
Amadeus IT Holding SA Class A	344,400	14,679,166
Hispania Activos Inmobiliarios SA (a)	215,259	3,242,921
Inditex SA (d)	1,094,531	41,048,812
Merlin Properties Socimi SA	328,600	4,213,283
Prosegur Compania de Seguridad SA (Reg.)	725,749	3,232,183
TOTAL SPAIN		66,416,365
Sweden - 6.1%
ASSA ABLOY AB (B Shares)	1,602,483	31,878,324
Atlas Copco AB (A Shares) (d)	460,909	12,030,445
Fagerhult AB	347,753	5,942,721
H&M Hennes & Mauritz AB (B Shares)	401,483	15,615,617
Intrum Justitia AB	189,300	6,802,219
Svenska Handelsbanken AB (A Shares)	1,283,620	17,433,460
TOTAL SWEDEN		89,702,786
Switzerland - 13.6%
Credit Suisse Group AG (e)(f)	199,196	4,584,662
Nestle SA	575,034	43,917,645
Novartis AG	605,045	54,810,263
Roche Holding AG (participation certificate)	194,838	52,898,295
Schindler Holding AG:
(participation certificate)	87,617	14,235,713
(Reg.)	10,980	1,786,215
UBS Group AG	1,398,461	28,011,174
TOTAL SWITZERLAND		200,243,967
Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,093,000	13,032,276
United Kingdom - 14.4%
Associated British Foods PLC	311,000	16,564,569
Babcock International Group PLC	627,284	9,322,083
BAE Systems PLC	1,392,900	9,422,262
Berendsen PLC	523,573	8,273,186
Informa PLC	1,098,226	9,616,383
InterContinental Hotel Group PLC ADR	754,296	30,081,324
Johnson Matthey PLC	188,977	7,530,801
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Lloyds Banking Group PLC	10,251,500	$ 11,635,578
Prudential PLC	1,005,426	23,483,228
Reckitt Benckiser Group PLC	429,145	41,880,483
Rightmove PLC	65,000	3,846,832
Rolls-Royce Group PLC	518,537	5,483,278
SABMiller PLC	446,166	27,477,990
Shaftesbury PLC	277,333	4,020,981
Unite Group PLC	413,776	4,241,883
TOTAL UNITED KINGDOM		212,880,861
United States of America - 15.4%
Alphabet, Inc. Class A (a)	26,336	19,419,903
Autoliv, Inc. (d)	156,569	18,982,426
Berkshire Hathaway, Inc. Class B (a)	96,184	13,082,948
BorgWarner, Inc.	184,492	7,899,947
China Biologic Products, Inc. (a)	63,166	7,197,134
Domino's Pizza, Inc.	33,790	3,604,379
Martin Marietta Materials, Inc.	52,600	8,160,890
MasterCard, Inc. Class A	303,000	29,993,970
McGraw Hill Financial, Inc.	92,100	8,532,144
Mohawk Industries, Inc. (a)	97,900	19,139,450
Moody's Corp.	69,100	6,644,656
Philip Morris International, Inc.	206,108	18,219,947
PriceSmart, Inc.	73,800	6,345,324
ResMed, Inc.	128,000	7,374,080
Sherwin-Williams Co.	15,000	4,002,450
SS&C Technologies Holdings, Inc.	210,300	15,593,745
Visa, Inc. Class A	415,800	32,257,764
TOTAL UNITED STATES OF AMERICA		226,451,157
TOTAL COMMON STOCKS (Cost $1,309,769,980)		1,439,888,845
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $73,994)	48,068,379	74,102
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	35,048,921	$ 35,048,921
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	73,928,962	73,928,962
TOTAL MONEY MARKET FUNDS (Cost $108,977,883)		108,977,883
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $1,418,821,857)		1,548,940,830
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(75,061,785)
NET ASSETS - 100%		$ 1,473,879,045
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,584,662 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 4,723,236
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 49,088
Fidelity Securities Lending Cash Central Fund	197,556
Total	$ 246,644
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 225,120,277	$ 162,343,718	$ 62,776,559	$ -
Consumer Staples	226,535,364	87,173,535	139,361,829	-
Energy	4,918,883	4,918,883	-	-
Financials	263,630,766	129,145,060	134,485,706	-
Health Care	274,335,854	73,631,317	200,704,537	-
Industrials	183,615,062	81,300,793	102,314,269	-
Information Technology	171,562,530	133,872,213	37,690,317	-
Materials	86,939,141	74,276,995	12,662,146	-
Telecommunication Services	3,305,070	3,305,070	-	-
Money Market Funds	108,977,883	108,977,883	-	-
Total Investments in Securities:	$ 1,548,940,830	$ 858,945,467	$ 689,995,363	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 68,602,068
Level 2 to Level 1	$ 15,033,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,231,511) - See accompanying schedule: Unaffiliated issuers (cost $1,309,843,974)	$ 1,439,962,947
Fidelity Central Funds (cost $108,977,883)	108,977,883
Total Investments (cost $1,418,821,857)		$ 1,548,940,830
Receivable for fund shares sold		2,613,468
Dividends receivable		3,193,478
Distributions receivable from Fidelity Central Funds		26,736
Prepaid expenses		3,605
Other receivables		11,410
Total assets		1,554,789,527

Liabilities
Payable to custodian bank	$ 669
Payable for investments purchased
Regular delivery	74,296
Delayed delivery	4,723,236
Payable for fund shares redeemed	878,160
Accrued management fee	840,888
Distribution and service plan fees payable	92,259
Other affiliated payables	269,569
Other payables and accrued expenses	102,443
Collateral on securities loaned, at value	73,928,962
Total liabilities		80,910,482

Net Assets		$ 1,473,879,045
Net Assets consist of:
Paid in capital		$ 1,371,308,764
Undistributed net investment income		9,047,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,661,663)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		130,184,683
Net Assets		$ 1,473,879,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,878,255 ÷ 16,367,440 shares)	$ 11.30

Maximum offering price per share (100/94.25 of $11.30)	$ 11.99
Class T:
Net Asset Value and redemption price per share ($28,832,624 ÷ 2,560,965 shares)	$ 11.26

Maximum offering price per share (100/96.50 of $11.26)	$ 11.67
Class B:
Net Asset Value and offering price per share ($799,594 ÷ 71,668 shares)A	$ 11.16

Class C:
Net Asset Value and offering price per share ($52,378,157 ÷ 4,709,671 shares)A	$ 11.12

International Growth:
Net Asset Value, offering price and redemption price per share ($938,347,837 ÷ 82,424,899 shares)	$ 11.38

Class I:
Net Asset Value, offering price and redemption price per share ($267,745,321 ÷ 23,560,669 shares)	$ 11.36

Class Z:
Net Asset Value, offering price and redemption price per share ($897,257 ÷ 78,813 shares)	$ 11.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 24,663,808
Income from Fidelity Central Funds		246,644
Income before foreign taxes withheld		24,910,452
Less foreign taxes withheld		(2,081,814)
Total income		22,828,638

Expenses
Management fee
Basic fee	$ 8,327,944
Performance adjustment	167,926
Transfer agent fees	2,302,155
Distribution and service plan fees	939,382
Accounting and security lending fees	550,149
Custodian fees and expenses	146,301
Independent trustees' compensation	4,871
Registration fees	185,556
Audit	69,990
Legal	2,556
Miscellaneous	14,108
Total expenses before reductions	12,710,938
Expense reductions	(87,519)	12,623,419
Net investment income (loss)		10,205,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,052)	(27,244,971)
Foreign currency transactions	(218,206)
Total net realized gain (loss)		(27,463,177)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,961)	41,313,127
Assets and liabilities in foreign currencies	137,123
Total change in net unrealized appreciation (depreciation)		41,450,250
Net gain (loss)		13,987,073
Net increase (decrease) in net assets resulting from operations		$ 24,192,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,205,219	$ 8,064,649
Net realized gain (loss)	(27,463,177)	(8,929,624)
Change in net unrealized appreciation (depreciation)	41,450,250	17,872,842
Net increase (decrease) in net assets resulting from operations	24,192,292	17,007,867
Distributions to shareholders from net investment income	(7,019,924)	(2,592,643)
Distributions to shareholders from net realized gain	-	(513,441)
Total distributions	(7,019,924)	(3,106,084)
Share transactions - net increase (decrease)	519,861,476	336,569,228
Redemption fees	54,094	42,228
Total increase (decrease) in net assets	537,087,938	350,513,239

Net Assets
Beginning of period	936,791,107	586,277,868
End of period (including undistributed net investment income of $9,047,261 and undistributed net investment income of $6,829,762, respectively)	$ 1,473,879,045	$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.07	.09	.08	.08	.08
Net realized and unrealized gain (loss)	.28	.18	1.88	.81	(.31)
Total from investment operations	.35	.27	1.96	.89	(.23)
Distributions from net investment income	(.06)	(.03)	(.08)	(.06)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.06)	(.04)	(.09)	(.07)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.30	$ 11.01	$ 10.78	$ 8.91	$ 8.09
Total ReturnA, B	3.20%	2.54%	22.18%	11.10%	(2.76)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.26%	1.35%	1.44%	1.58%	1.77%
Expenses net of fee waivers, if any	1.26%	1.35%	1.43%	1.45%	1.45%
Expenses net of all reductions	1.25%	1.34%	1.42%	1.44%	1.43%
Net investment income (loss)	.66%	.84%	.80%	.99%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,878	$ 119,017	$ 74,595	$ 21,874	$ 6,352
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.04	.06	.05	.06	.06
Net realized and unrealized gain (loss)	.27	.18	1.88	.81	(.31)
Total from investment operations	.31	.24	1.93	.87	(.25)
Distributions from net investment income	(.01)	(.02)	(.07)	(.05)	(.04)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.01)	(.03)	(.07) H	(.06)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.26	$ 10.96	$ 10.75	$ 8.89	$ 8.08
Total ReturnA, B	2.85%	2.21%	21.91%	10.82%	(3.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.58%	1.65%	1.69%	1.85%	2.03%
Expenses net of fee waivers, if any	1.58%	1.65%	1.69%	1.70%	1.70%
Expenses net of all reductions	1.58%	1.65%	1.68%	1.69%	1.68%
Net investment income (loss)	.33%	.53%	.54%	.74%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,833	$ 26,369	$ 23,118	$ 10,690	$ 2,917
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Income from Investment Operations
Net investment income (loss) C	(.02)	- G	- G	.02	.01
Net realized and unrealized gain (loss)	.27	.19	1.89	.80	(.30)
Total from investment operations	.25	.19	1.89	.82	(.29)
Distributions from net investment income	-	-	(.03)	-	(.01)
Distributions from net realized gain	-	(.01)	(.01)	-	- G
Total distributions	-	(.01)	(.04)	-	(.01)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.16	$ 10.91	$ 10.73	$ 8.88	$ 8.06
Total ReturnA, B	2.29%	1.76%	21.35%	10.17%	(3.47)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.14%	2.19%	2.35%	2.55%
Expenses net of fee waivers, if any	2.07%	2.14%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.06%	2.14%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.04%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 800	$ 1,404	$ 1,579	$ 1,116	$ 473
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.01	.02	.01
Net realized and unrealized gain (loss)	.27	.18	1.87	.80	(.31)
Total from investment operations	.25	.19	1.88	.82	(.30)
Distributions from net investment income	-	-	(.02)	(.01)	(.01)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	-	(.01)	(.03)	(.01) I	(.01) H
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.12	$ 10.87	$ 10.69	$ 8.84	$ 8.03
Total ReturnA, B	2.30%	1.77%	21.29%	10.27%	(3.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.06%	2.12%	2.19%	2.33%	2.52%
Expenses net of fee waivers, if any	2.06%	2.12%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.05%	2.12%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.06%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,378	$ 32,737	$ 17,196	$ 5,648	$ 2,767
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.11	.10
Net realized and unrealized gain (loss)	.26	.19	1.88	.81	(.30)
Total from investment operations	.37	.32	1.99	.92	(.20)
Distributions from net investment income	(.09)	(.05)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.06)	(.10) G	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84	$ 8.95	$ 8.12
Total ReturnA	3.36%	2.96%	22.48%	11.41%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.97%	1.04%	1.13%	1.28%	1.52%
Expenses net of fee waivers, if any	.97%	1.04%	1.13%	1.20%	1.20%
Expenses net of all reductions	.96%	1.04%	1.11%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.11%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 938,348	$ 635,607	$ 430,914	$ 149,526	$ 53,437
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.10	.10
Net realized and unrealized gain (loss)	.27	.18	1.90	.81	(.30)
Total from investment operations	.38	.31	2.01	.91	(.20)
Distributions from net investment income	(.10)	(.06)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.10)	(.07)	(.11)	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.36	$ 11.08	$ 10.84	$ 8.94	$ 8.12
Total ReturnA	3.41%	2.84%	22.66%	11.28%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.04%	1.11%	1.27%	1.50%
Expenses net of fee waivers, if any	.98%	1.04%	1.11%	1.20%	1.20%
Expenses net of all reductions	.97%	1.04%	1.09%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.13%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,745	$ 121,554	$ 38,771	$ 3,992	$ 493
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class Z

Years ended October 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.12	.14	.02
Net realized and unrealized gain (loss)	.27	.19	.56
Total from investment operations	.39	.33	.58
Distributions from net investment income	(.11)	(.06)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.07)	-
Redemption fees added to paid in capitalD, I	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84
Total ReturnB, C	3.52%	3.07%	5.65%
Ratios to Average Net AssetsE, H
Expenses before reductions	.84%	.88%	.94%A
Expenses net of fee waivers, if any	.84%	.88%	.94%A
Expenses net of all reductions	.83%	.88%	.93%A
Net investment income (loss)	1.07%	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 897	$ 104	$ 106
Portfolio turnover rateF	26%	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 171,926,225
Gross unrealized depreciation	(45,542,097)
Net unrealized appreciation (depreciation) on securities	$ 126,384,128
Tax Cost	$ 1,422,556,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,875,277
Capital loss carryforward	$ (33,754,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 126,454,576

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(26,434,969)
Long-term	(7,319,866)
Total no expiration	(33,754,835)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 7,019,924	$ 2,592,642
Long-term Capital Gains	-	513,442
Total	$ 7,019,924	$ 3,106,084

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $817,391,288 and $297,421,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 372,877	$ 7,701
Class T	.25%	.25%	136,338	179
Class B	.75%	.25%	10,860	8,157
Class C	.75%	.25%	419,307	145,878
			$ 939,382	$ 161,915

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,764
Class T	15,334
Class BA	413
Class CA	7,496
$ 118,007

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 327,480.22
Class T	80,017.29
Class B	2,930.27
Class C	115,354.27
International Growth	1,419,079.18
Class I	357,209.19
Class Z	86.05
	$ 2,302,155

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,335 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,824,892. Security lending income represents the income earned on investing cash

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $197,556, including $7,864 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,064 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,134 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,835
Class T	148
Class B	6
Class C	454
International Growth	11,998
Class I	1,841
$ 16,282

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 684,914	$ 253,092
Class T	29,128	40,595
International Growth	5,239,951	2,051,403
Class I	1,064,923	246,949
Class Z	1,008	604
Total	$ 7,019,924	$ 2,592,643

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ -	$ 66,995
Class T	-	20,298
Class B	-	1,337
Class C	-	16,479
International Growth	-	369,252
Class I	-	38,992
Class Z	-	88
Total	$ -	$ 513,441

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	9,298,452	6,584,484	$ 105,707,223	$ 72,326,606
Reinvestment of distributions	60,570	27,068	669,298	291,793
Shares redeemed	(3,798,128)	(2,724,911)	(42,982,992)	(30,099,985)
Net increase (decrease)	5,560,894	3,886,641	$ 63,393,529	$ 42,518,414
Class T
Shares sold	1,158,910	834,072	$ 13,286,739	$ 9,114,198
Reinvestment of distributions	2,593	5,459	28,654	58,733
Shares redeemed	(1,005,399)	(585,464)	(11,627,373)	(6,459,248)
Net increase (decrease)	156,104	254,067	$ 1,688,020	$ 2,713,683
Class B
Shares sold	30,282	35,020	$ 347,009	$ 380,789
Reinvestment of distributions	-	123	-	1,323
Shares redeemed	(87,349)	(53,583)	(994,341)	(587,919)
Net increase (decrease)	(57,067)	(18,440)	$ (647,332)	$ (205,807)
Class C
Shares sold	2,689,800	1,827,859	$ 30,433,427	$ 19,884,401
Reinvestment of distributions	-	1,498	-	16,049
Shares redeemed	(991,400)	(426,678)	(10,978,888)	(4,637,384)
Net increase (decrease)	1,698,400	1,402,679	$ 19,454,539	$ 15,263,066
International Growth
Shares sold	39,705,804	27,835,093	$ 456,131,993	$ 307,440,711
Reinvestment of distributions	387,169	197,948	4,301,448	2,143,781
Shares redeemed	(14,942,156)	(10,494,762)	(169,380,325)	(115,997,211)
Net increase (decrease)	25,150,817	17,538,279	$ 291,053,116	$ 193,587,281

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	17,728,493	10,292,704	$ 201,877,753	$ 113,864,505
Reinvestment of distributions	92,582	24,180	1,026,733	261,623
Shares redeemed	(5,227,430)	(2,927,192)	(58,733,231)	(31,428,962)
Net increase (decrease)	12,593,645	7,389,692	$ 144,171,255	$ 82,697,166
Class Z
Shares sold	88,007	-	$ 956,120	$ -
Reinvestment of distributions	91	64	1,008	692
Shares redeemed	(18,621)	(475)	(208,779)	(5,267)
Net increase (decrease)	69,477	(411)	$ 748,349	$ (4,575)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/07/15	12/04/15	$0.094	$0.008

Class Z designates 12% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/08/2014	$0.1178	$0.0098

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFZ-UANN-1215
1.9585036.102
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund	3.47%	6.05%	5.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Kennedy: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 0.08% return of the benchmark MSCI EAFE Index. Most of the fund's outperformance came from security selection in the financials and consumer discretionary sectors, favorable positioning in continental Europe and Asia Pacific ex Japan and stock picks in the United Kingdom. Sector allocations gave an added boost. In terms of top individual contributors, an average underweighting in U.K.-listed oil and gas company Royal Dutch Shell helped, as plunging oil prices caused the stock to decline. An out-of-index stake in Constellation Software returned roughly 55%, as the Canadian company's track record of smart acquisitions drove better-than-expected earnings growth. Another winner was Luxembourg-based media company Altice, which saw its entrepreneurial management team and appetite for acquisitions drive a huge gain. By contrast, the fund's underweighting in Japan modestly hindered relative performance. In terms of individual detractors, an overweighting in France-based exploration and production company Total hurt as oil prices slid. A tiny out-of-index stake in Australia-based online fashion retailer MySale Group detracted when a profit warning sank the stock. Altice and MySale were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 965.80	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 964.80	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.11%
Actual		$ 1,000.00	$ 962.00	$ 10.43
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.09%
Actual		$ 1,000.00	$ 962.10	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Discovery	.99%
Actual		$ 1,000.00	$ 967.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class K	.86%
Actual		$ 1,000.00	$ 968.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class I	1.00%
Actual		$ 1,000.00	$ 967.40	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class Z	.87%
Actual		$ 1,000.00	$ 968.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	99.1
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	1.8
Novartis AG (Switzerland, Pharmaceuticals)	1.8	1.7
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.3	1.3
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.3	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.3	1.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2	1.1
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.1	1.1
	14.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	24.6
Consumer Discretionary	17.4	16.9
Health Care	12.8	13.2
Consumer Staples	11.9	9.5
Industrials	10.5	10.9
Information Technology	7.5	9.7
Telecommunication Services	4.9	4.7
Energy	4.3	5.0
Materials	2.3	3.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 1.7%
1-Page Ltd. (a)	2,546,348	$ 8,566
Ansell Ltd.	1,597,592	22,734
Australia & New Zealand Banking Group Ltd.	3,558,240	68,817
Flight Centre Travel Group Ltd. (d)	485,418	13,059
Mantra Group Ltd.	7,839,732	22,935
Ramsay Health Care Ltd.	1,171,082	51,478
TOTAL AUSTRALIA		187,589
Austria - 0.3%
Andritz AG	447,100	22,518
Erste Group Bank AG (a)	456,800	13,397
TOTAL AUSTRIA		35,915
Bailiwick of Jersey - 1.7%
Integrated Diagnostics Holdings PLC (a)	4,961,400	27,337
Regus PLC	11,120,488	57,362
Shire PLC	588,700	44,583
Wolseley PLC	1,048,393	61,553
TOTAL BAILIWICK OF JERSEY		190,835
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,256,127	149,887
KBC Groep NV	955,745	58,225
TOTAL BELGIUM		208,112
Bermuda - 0.5%
PAX Global Technology Ltd.	43,428,000	56,789
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	786,100	33,816
Constellation Software, Inc.	230,700	99,683
Entertainment One Ltd.	3,283,077	11,119
Imperial Oil Ltd.	1,249,100	41,563
PrairieSky Royalty Ltd. (d)	1,502,800	29,571
Suncor Energy, Inc.	680,200	20,241
TOTAL CANADA		235,993
Cayman Islands - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	385,500	32,316
CK Hutchison Holdings Ltd.	1,264,716	17,318
Ctrip.com International Ltd. sponsored ADR (a)	148,100	13,769
Lee's Pharmaceutical Holdings Ltd.	6,774,164	8,746
Qunar Cayman Islands Ltd. sponsored ADR (a)	515,900	25,042
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Regina Miracle International Holdings Ltd.	15,269,891	$ 13,845
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	826,200	36,931
TOTAL CAYMAN ISLANDS		147,967
China - 0.5%
Jiangsu Hengrui Medicine Co. Ltd.	4,183,623	34,711
Kweichow Moutai Co. Ltd.	663,582	22,405
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	697,195	2,215
TOTAL CHINA		59,331
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	520,230	229
Denmark - 1.2%
Novo Nordisk A/S Series B	2,385,545	126,681
Finland - 0.7%
Sampo Oyj (A Shares)	1,663,200	81,351
France - 9.6%
Accor SA	1,694,818	84,314
Air Liquide SA	429,100	55,632
ALTEN	88,659	4,602
Atos Origin SA	441,674	35,237
AXA SA	3,834,100	102,325
Capgemini SA	860,800	76,701
Cegedim SA (a)	539,590	19,136
Havas SA	4,843,944	42,027
Numericable Group SA (a)	340,324	15,419
Rexel SA	1,265,582	17,299
Safran SA	614,700	46,689
Sanofi SA	992,072	100,076
Sodexo SA	433,700	38,616
SR Teleperformance SA	291,800	22,936
Total SA (d)	4,569,799	220,991
Unibail-Rodamco	157,400	43,981
VINCI SA	1,425,100	96,189
Vivendi SA	1,148,200	27,622
TOTAL FRANCE		1,049,792
Germany - 5.5%
Aareal Bank AG	1,026,009	39,094
Axel Springer Verlag AG	526,702	29,620
Beiersdorf AG	244,300	23,219
Continental AG	299,300	71,980
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Deutsche Boerse AG	529,594	$ 48,773
Deutsche Telekom AG	3,260,600	61,076
Fresenius SE & Co. KGaA	471,500	34,647
GEA Group AG	884,110	35,452
KION Group AG	1,377,249	62,109
LEG Immobilien AG	254,661	20,317
OSRAM Licht AG	1,016,232	59,797
ProSiebenSat.1 Media AG	1,176,900	63,661
Rational AG	84,000	33,350
United Internet AG	433,247	22,513
TOTAL GERMANY		605,608
Hong Kong - 3.0%
AIA Group Ltd.	24,849,200	145,699
China Resources Beer Holdings Co. Ltd.	21,482,000	40,562
Techtronic Industries Co. Ltd.	38,670,000	141,365
TOTAL HONG KONG		327,626
India - 3.0%
Bharti Infratel Ltd. (a)	12,647,734	75,119
HDFC Bank Ltd. sponsored ADR	1,298,584	79,395
Housing Development Finance Corp. Ltd.	7,355,732	140,900
Lupin Ltd.	452,781	13,331
Sun Pharmaceutical Industries Ltd.	347,397	4,721
Titan Co. Ltd. (a)	2,186,522	11,862
TOTAL INDIA		325,328
Ireland - 1.4%
Bank of Ireland (a)	62,440,800	23,002
Dalata Hotel Group PLC (a)	388,200	1,930
Glanbia PLC	2,527,500	49,028
Kerry Group PLC Class A	989,500	80,465
TOTAL IRELAND		154,425
Isle of Man - 0.7%
Optimal Payments PLC (a)	11,615,044	54,433
Playtech Ltd.	1,395,092	18,410
TOTAL ISLE OF MAN		72,843
Israel - 1.3%
Frutarom Industries Ltd.	1,038,100	44,860
Common Stocks - continued
	Shares	Value (000s)
Israel - continued
Partner Communications Co. Ltd. (a)	1,755,983	$ 7,969
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,558,300	92,236
TOTAL ISRAEL		145,065
Italy - 2.9%
De Longhi SpA	2,630,100	64,438
Intesa Sanpaolo SpA	25,324,300	88,222
Mediaset SpA	17,602,100	89,425
Telecom Italia SpA (a)	50,788,000	70,853
TOTAL ITALY		312,938
Japan - 15.9%
ACOM Co. Ltd. (a)(d)	5,223,800	28,599
Aozora Bank Ltd.	11,048,000	40,381
Asahi Group Holdings	1,240,200	38,255
Astellas Pharma, Inc.	6,994,600	101,523
Coca-Cola Central Japan Co. Ltd.	536,400	7,539
Dentsu, Inc.	1,281,800	72,060
Don Quijote Holdings Co. Ltd.	1,346,000	49,444
Hitachi Ltd.	10,000	58
Hoya Corp.	2,994,400	123,569
Japan Exchange Group, Inc.	1,932,000	31,088
Japan Tobacco, Inc.	1,302,700	45,089
KDDI Corp.	5,167,900	125,055
Keyence Corp.	147,360	76,717
Misumi Group, Inc.	3,200,000	41,671
Mitsubishi UFJ Financial Group, Inc.	21,656,100	140,062
Monex Group, Inc.	12,212,749	34,330
NEC Corp.	25,011,000	77,159
Nidec Corp.	701,900	52,892
Olympus Corp.	1,784,400	60,190
ORIX Corp.	6,891,200	100,638
Sanken Electric Co. Ltd.	1,393,000	4,841
Seven & i Holdings Co. Ltd.	931,900	42,331
Seven Bank Ltd.	12,110,400	55,182
Shinsei Bank Ltd.	32,483,000	68,109
SoftBank Corp.	724,300	40,581
Sony Corp.	2,320,500	65,961
Sundrug Co. Ltd.	626,200	32,988
Tsuruha Holdings, Inc.	1,040,400	82,425
United Arrows Ltd.	847,000	36,490
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
VT Holdings Co. Ltd.	3,895,300	$ 24,089
Welcia Holdings Co. Ltd.	964,000	47,511
TOTAL JAPAN		1,746,827
Luxembourg - 0.8%
Eurofins Scientific SA	83,911	30,381
Grand City Properties SA	3,000,560	59,920
TOTAL LUXEMBOURG		90,301
Marshall Islands - 0.1%
Hoegh LNG Partners LP (e)	715,655	11,465
Netherlands - 4.0%
AerCap Holdings NV (a)	2,303,100	95,579
Arcadis NV	1,205,000	30,411
IMCD Group BV	1,938,100	72,505
ING Groep NV (Certificaten Van Aandelen)	4,566,600	66,462
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,836,500	173,477
TOTAL NETHERLANDS		438,434
New Zealand - 0.6%
EBOS Group Ltd.	3,173,554	29,333
Ryman Healthcare Group Ltd.	7,179,412	38,358
TOTAL NEW ZEALAND		67,691
Philippines - 0.3%
SM Investments Corp.	1,651,390	30,830
Portugal - 0.3%
NOS SGPS SA	3,466,500	28,814
South Africa - 1.1%
EOH Holdings Ltd.	2,871,867	31,751
Naspers Ltd. Class N	593,000	86,857
TOTAL SOUTH AFRICA		118,608
Spain - 2.5%
Amadeus IT Holding SA Class A	1,727,200	73,617
Atresmedia Corporacion de Medios de Comunicacion SA	2,218,100	28,465
Hispania Activos Inmobiliarios SA (a)	1,091,600	16,445
Inditex SA	2,302,339	86,346
Mediaset Espana Comunicacion SA	3,431,200	41,712
Merlin Properties Socimi SA	2,497,700	32,025
TOTAL SPAIN		278,610
Common Stocks - continued
	Shares	Value (000s)
Sweden - 3.1%
ASSA ABLOY AB (B Shares)	2,977,200	$ 59,226
Getinge AB (B Shares)	2,702,600	67,663
HEXPOL AB (B Shares)	2,985,000	29,069
Nordea Bank AB	5,783,000	63,966
Sandvik AB	3,361,100	31,433
Svenska Cellulosa AB (SCA) (B Shares)	1,545,100	45,509
Svenska Handelsbanken AB (A Shares)	2,990,700	40,618
TOTAL SWEDEN		337,484
Switzerland - 5.1%
Credit Suisse Group AG (h)(k)	3,643,900	83,867
EFG International	1,747,368	17,554
GAM Holding Ltd.	1,413,451	25,882
Julius Baer Group Ltd.	955,230	47,363
Novartis AG	2,126,476	192,635
Partners Group Holding AG	225,896	81,816
Schindler Holding AG (participation certificate)	182,339	29,626
Syngenta AG (Switzerland)	101,678	34,161
UBS Group AG	2,453,481	49,097
TOTAL SWITZERLAND		562,001
Taiwan - 0.1%
JHL Biotech, Inc. (a)	4,995,560	11,141
Turkey - 0.0%
Logo Yazilim Sanayi Ve Ticar	2	0
United Kingdom - 19.1%
AA PLC	3,853,399	16,449
Aberdeen Asset Management PLC	4,206,932	22,485
Al Noor Hospitals Group PLC	2,335,318	42,337
Associated British Foods PLC	776,700	41,369
Aviva PLC	6,618,100	49,461
B&M European Value Retail S.A.	8,573,709	44,066
Barclays PLC	16,052,760	57,192
BCA Marketplace PLC	7,808,000	21,275
BG Group PLC	2,346,020	37,064
BT Group PLC	6,169,700	44,061
BTG PLC (a)	1,727,000	14,696
Bunzl PLC	2,087,500	59,824
Compass Group PLC	2,024,800	34,808
Diploma PLC	2,326,200	23,005
Essentra PLC	2,145,000	27,843
Hikma Pharmaceuticals PLC	2,598,333	86,681
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Howden Joinery Group PLC	10,977,300	$ 78,453
HSBC Holdings PLC (United Kingdom)	10,446,000	81,614
Imperial Tobacco Group PLC	2,092,292	112,859
ITV PLC	21,873,900	85,111
JUST EAT Ltd. (a)	595,900	3,913
Liberty Global PLC Class A (a)	665,500	29,628
Lloyds Banking Group PLC	69,588,800	78,984
London Stock Exchange Group PLC	2,190,936	85,959
Melrose PLC	10,942,678	44,906
Micro Focus International PLC	3,266,700	63,251
Next PLC	760,844	93,833
Persimmon PLC	1,478,400	45,445
Poundland Group PLC	6,866,990	29,112
Reckitt Benckiser Group PLC	759,700	74,140
Rex Bionics PLC (a)(e)	1,304,916	976
Rio Tinto PLC	1,353,600	49,332
Royal Dutch Shell PLC Class A (United Kingdom)	1,108,500	28,940
SABMiller PLC	723,500	44,558
Schroders PLC	598,200	27,509
Shawbrook Group Ltd.	9,004,300	47,098
Spirax-Sarco Engineering PLC	542,700	25,442
St. James's Place Capital PLC	5,426,000	80,678
Taylor Wimpey PLC	11,785,800	35,975
The Restaurant Group PLC	1,956,100	21,621
Virgin Money Holdings Uk PLC	5,909,100	35,327
Vodafone Group PLC	31,387,896	103,296
Whitbread PLC	700,994	53,665
Workspace Group PLC	652,800	9,636
TOTAL UNITED KINGDOM		2,093,877
United States of America - 3.1%
Chevron Corp.	854,400	77,648
Constellation Brands, Inc. Class A (sub. vtg.)	626,700	84,479
McGraw Hill Financial, Inc.	686,300	63,579
Monster Beverage Corp. (a)	168,900	23,024
Visa, Inc. Class A	1,154,500	89,566
TOTAL UNITED STATES OF AMERICA		338,296
TOTAL COMMON STOCKS (Cost $9,171,863)		10,478,796
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. (k)	5,958,244	$ 22,999
Germany - 0.0%
Henkel AG & Co. KGaA	476	52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,888)		23,051
Government Obligations - 0.0%
		Principal Amount (000s) (j)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (i) (Cost $1,930)		$ 1,930	1,930
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $13,883)	EUR	9,040	10,747
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	529,294,097	529,294
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	46,206,017	46,206
TOTAL MONEY MARKET FUNDS (Cost $575,500)		575,500
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,782,064)		11,090,024
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(122,851)
NET ASSETS - 100%		$ 10,967,173
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,033 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 192,271	$ 9,203
The face value of futures purchased as a percentage of net assets is 1.8%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $226,950,000.
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,747,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,930,000.
(j) Amount is stated in United States dollars unless otherwise noted.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $106,866,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd.	1/26/15	$ 18,833
Credit Suisse Group AG	10/21/15	$ 86,402
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 655
Fidelity Securities Lending Cash Central Fund	3,281
Total	$ 3,936
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$ 12,426	$ 2,837	$ 275	$ 729	$ 11,465
MySale Group PLC	26,053	-	5,920	-	-
PAX Global Technology Ltd.	71,203	795	36,965	112	-
Rex Bionics PLC	3,518	-	24	-	976
Total	$ 113,200	$ 3,632	$ 43,184	$ 841	$ 12,441

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,898,277	$ 1,361,738	$ 513,540	$ 22,999
Consumer Staples	1,297,202	666,346	630,856	-
Energy	467,483	180,488	286,995	-
Financials	2,676,653	1,281,424	1,395,229	-
Health Care	1,416,831	497,206	919,625	-
Industrials	1,146,371	836,192	310,179	-
Information Technology	830,123	605,993	224,130	-
Materials	240,897	157,404	83,493	-
Telecommunication Services	528,010	7,969	520,041	-
Government Obligations	1,930	-	1,930	-
Preferred Securities	10,747	-	10,747	-
Money Market Funds	575,500	575,500	-	-
Total Investments in Securities:	$ 11,090,024	$ 6,170,260	$ 4,896,765	$ 22,999
Derivative Instruments:
Assets
Futures Contracts	$ 9,203	$ 9,203	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 381,182
Level 2 to Level 1	$ 79,997
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 9,203	$ -
Total Value of Derivatives	$ 9,203	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $44,670) - See accompanying schedule: Unaffiliated issuers (cost $9,188,061)	$ 10,502,083
Fidelity Central Funds (cost $575,500)	575,500
Other affiliated issuers (cost $18,503)	12,441
Total Investments (cost $9,782,064)		$ 11,090,024
Segregated cash with brokers for derivative instruments		9,348
Cash		172
Foreign currency held at value (cost $21,001)		21,001
Receivable for investments sold		28,370
Receivable for fund shares sold		12,338
Dividends receivable		24,068
Distributions receivable from Fidelity Central Funds		111
Prepaid expenses		30
Other receivables		3,575
Total assets		11,189,037

Liabilities
Payable for investments purchased
Regular delivery	$ 75,392
Delayed delivery	83,867
Payable for fund shares redeemed	5,982
Accrued management fee	7,145
Distribution and service plan fees payable	104
Payable for daily variation margin for derivative instruments	1,067
Other affiliated payables	1,508
Other payables and accrued expenses	593
Collateral on securities loaned, at value	46,206
Total liabilities		221,864

Net Assets		$ 10,967,173
Net Assets consist of:
Paid in capital		$ 9,614,122
Undistributed net investment income		108,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,154)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,317,436
Net Assets		$ 10,967,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($282,714 ÷ 7,106.131 shares)	$ 39.78

Maximum offering price per share (100/94.25 of $39.78)	$ 42.21
Class T: Net Asset Value and redemption price per share ($42,965 ÷ 1,087.491 shares)	$ 39.51

Maximum offering price per share (100/96.50 of $39.51)	$ 40.94
Class B: Net Asset Value and offering price per share ($2,249 ÷ 57.378 shares)A	$ 39.20

Class C: Net Asset Value and offering price per share ($31,737 ÷ 810.917 shares)A	$ 39.14

International Discovery: Net Asset Value, offering price and redemption price per share ($7,208,744 ÷ 179,698.201 shares)	$ 40.12

Class K: Net Asset Value, offering price and redemption price per share ($2,307,850 ÷ 57,614.604 shares)	$ 40.06

Class I: Net Asset Value, offering price and redemption price per share ($1,060,821 ÷ 26,500.627 shares)	$ 40.03

Class Z: Net Asset Value, offering price and redemption price per share ($30,093 ÷ 751.671 shares)	$ 40.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2015

Investment Income
Dividends (including $841 earned from other affiliated issuers)		$ 237,713
Special dividends		34,094
Interest		101
Income from Fidelity Central Funds		3,936
Income before foreign taxes withheld		275,844
Less foreign taxes withheld		(19,005)
Total income		256,839

Expenses
Management fee
Basic fee	$ 74,535
Performance adjustment	11,730
Transfer agent fees	16,773
Distribution and service plan fees	1,337
Accounting and security lending fees	1,839
Custodian fees and expenses	1,612
Independent trustees' compensation	47
Registration fees	226
Audit	124
Legal	30
Miscellaneous	101
Total expenses before reductions	108,354
Expense reductions	(1,353)	107,001
Net investment income (loss)		149,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $606)	220,061
Other affiliated issuers	(3,654)
Foreign currency transactions	(3,878)
Futures contracts	33,241
Total net realized gain (loss)		245,770
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,503)	13,737
Assets and liabilities in foreign currencies	2,313
Futures contracts	(15,395)
Total change in net unrealized appreciation (depreciation)		655
Net gain (loss)		246,425
Net increase (decrease) in net assets resulting from operations		$ 396,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 149,838	$ 199,098
Net realized gain (loss)	245,770	758,004
Change in net unrealized appreciation (depreciation)	655	(958,756)
Net increase (decrease) in net assets resulting from operations	396,263	(1,654)
Distributions to shareholders from net investment income	(74,589)	(136,326)
Distributions to shareholders from net realized gain	-	(88,586)
Total distributions	(74,589)	(224,912)
Share transactions - net increase (decrease)	(353,147)	(69,908)
Redemption fees	95	139
Total increase (decrease) in net assets	(31,378)	(296,335)

Net Assets
Beginning of period	10,998,551	11,294,886
End of period (including undistributed net investment income of $108,769 and undistributed net investment income of $68,609, respectively)	$ 10,967,173	$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Income from Investment Operations
Net investment income (loss) C	.40F	.53G	.34	.41	.42
Net realized and unrealized gain (loss)	.79	(.67)	7.97	2.11	(2.52)
Total from investment operations	1.19	(.14)	8.31	2.52	(2.10)
Distributions from net investment income	(.11)	(.33)	(.45)	(.29)	(.38)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.11)	(.65) K	(.48)	(.29)	(.54)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.78	$ 38.70	$ 39.49	$ 31.66	$ 29.43
Total ReturnA, B	3.09%	(.36)%	26.59%	8.70%	(6.71)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.33%	1.28%	1.35%	1.34%	1.30%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.34%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.33%	1.31%	1.25%
Net investment income (loss)	1.00%F	1.35%G	.97%	1.41%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 297	$ 347	$ 299	$ 320
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Income from Investment Operations
Net investment income (loss) C	.30F	.44G	.26	.34	.34
Net realized and unrealized gain (loss)	.80	(.68)	7.92	2.09	(2.51)
Total from investment operations	1.10	(.24)	8.18	2.43	(2.17)
Distributions from net investment income	(.02)	(.25)	(.34)	(.19)	(.30)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.02)	(.56)	(.37)	(.19)	(.46)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.51	$ 38.43	$ 39.23	$ 31.42	$ 29.18
Total ReturnA, B	2.86%	(.60)%	26.31%	8.41%	(6.96)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.57%	1.51%	1.59%	1.59%	1.56%
Expenses net of fee waivers, if any	1.57%	1.51%	1.59%	1.59%	1.55%
Expenses net of all reductions	1.56%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.76%F	1.11%G	.73%	1.16%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 49	$ 53	$ 46	$ 61
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Income from Investment Operations
Net investment income (loss) C	.08F	.22G	.08	.19	.17
Net realized and unrealized gain (loss)	.80	(.66)	7.90	2.09	(2.48)
Total from investment operations	.88	(.44)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.01)	(.15)	(.02)	(.12)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.32)	(.18)	(.02)	(.27) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.20	$ 38.32	$ 39.08	$ 31.28	$ 29.02
Total ReturnA, B	2.30%	(1.12)%	25.64%	7.85%	(7.39)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of fee waivers, if any	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of all reductions	2.11%	2.05%	2.08%	2.06%	2.02%
Net investment income (loss)	.21%F	.57%G	.22%	.66%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 5	$ 7	$ 8	$ 10
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Income from Investment Operations
Net investment income (loss) C	.10F	.23G	.08	.19	.18
Net realized and unrealized gain (loss)	.79	(.66)	7.90	2.09	(2.49)
Total from investment operations	.89	(.43)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.08)	(.20)	(.04)	(.14)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.39)	(.23)	(.04)	(.29) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.14	$ 38.25	$ 39.07	$ 31.32	$ 29.08
Total ReturnA, B	2.33%	(1.10)%	25.65%	7.86%	(7.37)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.09%	2.03%	2.10%	2.09%	2.05%
Expenses net of fee waivers, if any	2.09%	2.03%	2.09%	2.09%	2.04%
Expenses net of all reductions	2.08%	2.02%	2.07%	2.06%	2.00%
Net investment income (loss)	.24%F	.60%G	.23%	.66%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 35	$ 36	$ 30	$ 33
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Income from Investment Operations
Net investment income (loss) B	.54E	.67F	.47	.51	.53
Net realized and unrealized gain (loss)	.81	(.68)	8.02	2.12	(2.54)
Total from investment operations	1.35	(.01)	8.49	2.63	(2.01)
Distributions from net investment income	(.26)	(.47)	(.55)	(.41)	(.48)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.78)	(.58)	(.41)	(.64)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.12	$ 39.03	$ 39.82	$ 31.91	$ 29.69
Total ReturnA	3.47%	(.01)%	27.03%	9.03%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.99%	.93%	1.00%	1.01%	.97%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.01%	.96%
Expenses net of all reductions	.98%	.93%	.98%	.98%	.92%
Net investment income (loss)	1.34%E	1.69%F	1.32%	1.73%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$ 7,209	$ 7,464	$ 7,800	$ 5,965	$ 6,806
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Income from Investment Operations
Net investment income (loss) B	.59E	.72F	.52	.57	.58
Net realized and unrealized gain (loss)	.81	(.67)	8.01	2.11	(2.54)
Total from investment operations	1.40	.05	8.53	2.68	(1.96)
Distributions from net investment income	(.31)	(.53)	(.61)	(.47)	(.55)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.31)	(.84)	(.64)	(.47)	(.70) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.06	$ 38.97	$ 39.76	$ 31.87	$ 29.66
Total ReturnA	3.61%	.13%	27.23%	9.24%	(6.24)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.86%	.80%	.85%	.83%	.80%
Expenses net of fee waivers, if any	.86%	.80%	.85%	.83%	.79%
Expenses net of all reductions	.85%	.79%	.83%	.80%	.75%
Net investment income (loss)	1.47%E	1.83%F	1.47%	1.91%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$ 2,308	$ 2,464	$ 2,576	$ 1,776	$ 1,245
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Income from Investment Operations
Net investment income (loss) B	.53E	.67F	.47	.52	.54
Net realized and unrealized gain (loss)	.80	(.68)	8.01	2.11	(2.55)
Total from investment operations	1.33	(.01)	8.48	2.63	(2.01)
Distributions from net investment income	(.26)	(.48)	(.56)	(.41)	(.50)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.79)	(.59)	(.41)	(.65) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.76	$ 31.87	$ 29.65
Total ReturnA	3.44%	(.01)%	27.03%	9.07%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	1.00%	1.00%	.95%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.00%	.94%
Expenses net of all reductions	.98%	.93%	.97%	.97%	.90%
Net investment income (loss)	1.33%E	1.69%F	1.33%	1.75%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$ 1,061	$ 650	$ 476	$ 294	$ 278
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class Z

Years ended October 31,	2015	2014	2013 I
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss)D	.59G	.72H	.07
Net realized and unrealized gain (loss)	.80	(.68)	2.48
Total from investment operations	1.39	.04	2.55
Distributions from net investment income	(.32)	(.54)	-
Distributions from net realized gain	-	(.31)	-
Total distributions	(.32)	(.85)	-
Redemption fees added to paid in capitalD, K	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.77
Total ReturnB, C	3.58%	.12%	6.85%
Ratios to Average Net AssetsE, J
Expenses before reductions	.86%	.80%	.85%A
Expenses net of fee waivers, if any	.86%	.80%	.85%A
Expenses net of all reductions	.85%	.79%	.83%A
Net investment income (loss)	1.47%G	1.83%H	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,093	$ 35,125	$ 107
Portfolio turnover rateF	60%L	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

I For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of larger-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.005 per share.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

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3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,751,994
Gross unrealized depreciation	(459,470)
Net unrealized appreciation (depreciation) on securities	$ 1,292,524
Tax Cost	$ 9,797,500

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 109,669
Capital loss carryforward	$ (49,248)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,292,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (49,248)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 74,589	$ 224,912

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $33,241 and a change in net unrealized appreciation (depreciation) of $(15,395) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,392,387 and $6,317,742, respectively.

Redemptions In-Kind. During the period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $197,848. The net realized gain of $41,387 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 731	$ 4
Class T	.25%	.25%	229	1
Class B	.75%	.25%	34	25
Class C	.75%	.25%	343	37
			$ 1,337	$ 67

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	7
Class B A	1
Class C A	3
$ 73

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 788.27
Class T	117.26
Class B	10.30
Class C	93.27
International Discovery	13,037.18
Class K	1,135.05
Class I	1,576.18
Class Z	17.05
	$ 16,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $46

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,281. During the period, there were no securities loaned to FCM.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 6
Class T	1
Class B	-*
Class C	1
International Discovery	177
Class I	13
$ 198

* In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 864	$ 2,857
Class T	23	344
Class B	-	2
Class C	-	79
International Discovery	49,040	93,065
Class K	19,835	33,983
Class I	4,544	5,936
Class Z	283	60
Total	$ 74,589	$ 136,326
From net realized gain
Class A	$ -	$ 2,660
Class T	-	423
Class B	-	52
Class C	-	295
International Discovery	-	61,190
Class K	-	20,093
Class I	-	3,838
Class Z	-	35
Total	$ -	$ 88,586

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,331	1,382	$ 53,289	$ 54,489
Reinvestment of distributions	22	137	843	5,280
Shares redeemed	(1,915)	(2,632)	(76,178)	(104,067)
Net increase (decrease)	(562)	(1,113)	$ (22,046)	$ (44,298)
Class T
Shares sold	178	200	$ 7,105	$ 7,804
Reinvestment of distributions	1	19	23	736
Shares redeemed	(355)	(311)	(13,954)	(12,118)
Net increase (decrease)	(176)	(92)	$ (6,826)	$ (3,578)
Class B
Shares sold	1	6	$ 53	$ 233
Reinvestment of distributions	-	1	-	51
Shares redeemed	(64)	(58)	(2,536)	(2,266)
Net increase (decrease)	(63)	(51)	$ (2,483)	$ (1,982)
Class C
Shares sold	201	232	$ 7,918	$ 9,059
Reinvestment of distributions	-	9	-	337
Shares redeemed	(314)	(250)	(12,486)	(9,726)
Net increase (decrease)	(113)	(9)	$ (4,568)	$ (330)
International Discovery
Shares sold	20,827	28,809	$ 832,233	$ 1,144,588
Reinvestment of distributions	1,199	3,813	46,913	148,138
Shares redeemed	(33,573)	(37,231)	(1,345,593)	(1,476,965)
Net increase (decrease)	(11,547)	(4,609)	$ (466,447)	$ (184,239)
Class K
Shares sold	15,372	15,775	$ 613,737	$ 628,261
Reinvestment of distributions	508	1,396	19,835	54,076
Shares redeemed	(21,494) A	(18,729)	(860,632) A	(741,205)
Net increase (decrease)	(5,614)	(1,558)	$ (227,060)	$ (58,868)
Class I
Shares sold	15,392	10,468	$ 602,134	$ 410,346
Reinvestment of distributions	33	91	1,286	3,529
Shares redeemed	(5,606)	(5,852)	(221,504)	(225,868)
Net increase (decrease)	9,819	4,707	$ 381,916	$ 188,007
Class Z
Shares sold	402	993	$ 16,312	$ 39,070
Reinvestment of distributions	7	2	283	95
Shares redeemed	(559)	(96)	(22,228)	(3,785)
Net increase (decrease)	(150)	899	$ (5,633)	$ 35,380

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Discovery Fund	12/07/15	12/04/15	$0.409	$0.005

International Discovery Fund designates 6% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Discovery Fund designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/08/14	$0.3056	$0.0486

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, the retail class, and Class K ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

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245 Summer St., Boston, MA 02210
www.fidelity.com

IGI-UANN-1215
1.807257.111
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Opportunities Fund	8.92%	9.88%	5.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced solid gains that were roughly in line with the 8.55% gain of the benchmark MSCI EAFE Small Cap Index. Relative to the benchmark, stock picking in the consumer discretionary, information technology and health care sectors was strong, whereas security selection in materials and, to a lesser extent, consumer staples hurt. In country terms, underweightings in Australia, Hong Kong and Singapore helped, as did stock picks in Germany and South Korea. Conversely, positioning in Canada detracted, along with security selection in Japan and several European markets. Another negative was the fund's fair-value pricing adjustment. Our biggest individual contributor was BGF Retail, a South Korean convenience-store retailer that wasn't part of our benchmark. Also contributing was SS&C Technologies Holdings, a provider of back-office software for asset managers. In contrast, non-index energy companies Pason Systems and ShawCor were particularly big detractors this period. Another detractor was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.49%
Actual		$ 1,000.00	$ 985.30	$ 7.46
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class T	1.78%
Actual		$ 1,000.00	$ 983.80	$ 8.90
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Class B	2.26%
Actual		$ 1,000.00	$ 982.20	$ 11.29
HypotheticalA		$ 1,000.00	$ 1,013.81	$ 11.47
Class C	2.25%
Actual		$ 1,000.00	$ 982.10	$ 11.24
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
International Small Cap Opportunities	1.20%
Actual		$ 1,000.00	$ 987.40	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class I	1.18%
Actual		$ 1,000.00	$ 987.40	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Investment Changes (Unaudited) - continued

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	96.7
Short-Term Investments and Net Other Assets (Liabilities)	8.2	3.3
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.0	2.2
CTS Eventim AG (Germany, Media)	2.0	1.7
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.9	1.8
OBIC Co. Ltd. (Japan, IT Services)	1.8	1.1
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.7	1.4
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.7	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.6	1.7
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.6	1.2
Bellway PLC (United Kingdom, Household Durables)	1.5	1.2
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.5	1.6
	17.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.5	19.3
Financials	18.7	19.7
Industrials	18.3	20.6
Information Technology	9.2	9.9
Health Care	8.5	7.1
Consumer Staples	8.5	9.3
Materials	6.7	8.4
Energy	1.4	2.4

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
Australia - 2.0%
DuluxGroup Ltd.	1,324,143	$ 5,536,022
Imdex Ltd. (a)	2,238,840	357,061
RCG Corp. Ltd.	5,554,148	5,661,712
Sydney Airport unit	684,757	3,129,413
TFS Corp. Ltd. (d)	3,227,274	4,028,552
TOTAL AUSTRALIA		18,712,760
Austria - 1.2%
Andritz AG	139,900	7,045,919
Zumtobel AG	179,381	4,083,206
TOTAL AUSTRIA		11,129,125
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	746,300	4,112,113
Belgium - 1.3%
Gimv NV	56,688	2,663,658
KBC Ancora	254,438	10,106,114
TOTAL BELGIUM		12,769,772
Bermuda - 0.5%
Petra Diamonds Ltd.	1,163,909	1,339,432
Vostok New Ventures Ltd. SDR (a)	527,689	3,366,171
TOTAL BERMUDA		4,705,603
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	719,096	1,097,473
Canada - 1.9%
Cara Operations Ltd.	210,400	5,705,708
McCoy Global, Inc.	629,100	1,424,087
New Look Vision Group, Inc.	172,200	3,950,749
Pason Systems, Inc.	334,600	4,923,298
ShawCor Ltd. Class A	114,500	2,429,929
TOTAL CANADA		18,433,771
Cayman Islands - 0.5%
58.com, Inc. ADR (a)(d)	37,900	1,989,371
Value Partners Group Ltd.	2,462,000	2,607,054
TOTAL CAYMAN ISLANDS		4,596,425
Common Stocks - continued
	Shares	Value
Denmark - 1.6%
Jyske Bank A/S (Reg.) (a)	169,127	$ 8,256,423
Spar Nord Bank A/S	746,369	7,152,976
TOTAL DENMARK		15,409,399
Finland - 0.5%
Tikkurila Oyj	267,746	4,913,985
France - 1.5%
Laurent-Perrier Group SA	39,793	3,447,722
Vetoquinol SA	69,184	2,902,383
Virbac SA	41,252	8,226,537
TOTAL FRANCE		14,576,642
Germany - 4.1%
alstria office REIT-AG (d)	281,000	3,922,776
CompuGroup Medical AG	328,478	9,680,450
CTS Eventim AG	488,280	19,117,645
Fielmann AG	96,874	6,791,128
TOTAL GERMANY		39,511,999
Greece - 0.4%
Titan Cement Co. SA (Reg.)	180,680	3,963,761
India - 0.6%
Jyothy Laboratories Ltd.	1,124,354	5,273,764
Ireland - 1.2%
Dalata Hotel Group PLC (a)	32,402	161,051
FBD Holdings PLC	240,328	1,836,723
James Hardie Industries PLC:
CDI	165,775	2,145,974
sponsored ADR (d)	564,575	7,424,161
TOTAL IRELAND		11,567,909
Isle of Man - 0.2%
Playtech Ltd.	135,589	1,789,245
Israel - 1.4%
Azrieli Group	104,005	4,075,096
Ituran Location & Control Ltd.	106,586	2,174,354
Sarine Technologies Ltd.	1,497,700	1,664,729
Strauss Group Ltd. (a)	366,044	5,243,999
TOTAL ISRAEL		13,158,178
Italy - 4.3%
Azimut Holding SpA	526,997	12,685,523
Common Stocks - continued
	Shares	Value
Italy - continued
Banco di Desio e della Brianza SpA (d)	940,000	$ 3,216,784
Beni Stabili SpA SIIQ	13,645,675	11,239,094
Interpump Group SpA	947,943	13,968,234
TOTAL ITALY		41,109,635
Japan - 26.0%
Aoki Super Co. Ltd.	203,000	2,147,019
Artnature, Inc.	628,500	6,043,267
Asahi Co. Ltd.	463,200	4,549,641
Asia Securities Printing Co. Ltd.	644,800	4,752,487
Autobacs Seven Co. Ltd.	307,000	5,383,421
Azbil Corp.	436,300	11,007,498
Broadleaf Co. Ltd.	77,800	891,167
Coca-Cola Central Japan Co. Ltd.	383,300	5,387,042
Daiichikosho Co. Ltd.	194,600	6,490,308
Daikokutenbussan Co. Ltd.	168,700	5,795,204
GCA Savvian Group Corp.	372,900	4,378,352
Glory Ltd.	288,100	7,288,736
Goldcrest Co. Ltd.	422,130	7,898,257
Iwatsuka Confectionary Co. Ltd.	50,400	2,605,131
Japan Digital Laboratory Co.	334,800	4,280,994
Kobayashi Pharmaceutical Co. Ltd.	115,000	8,915,752
Koshidaka Holdings Co. Ltd.	166,900	3,021,378
Lasertec Corp.	330,236	3,603,891
Medikit Co. Ltd.	105,000	3,130,875
Meiko Network Japan Co. Ltd.	112,600	1,336,814
Miraial Co. Ltd.	73,200	710,087
Nagaileben Co. Ltd.	472,600	8,055,401
ND Software Co. Ltd.	71,982	830,895
Nihon Parkerizing Co. Ltd.	1,048,000	9,322,239
Nippon Seiki Co. Ltd.	177,000	3,709,206
NS Tool Co. Ltd. (d)	35,600	618,104
OBIC Co. Ltd.	319,500	16,862,249
OSG Corp.	663,600	12,482,431
Paramount Bed Holdings Co. Ltd.	198,500	6,366,919
San-Ai Oil Co. Ltd.	620,000	4,735,609
Seven Bank Ltd.	2,768,800	12,616,191
SHO-BOND Holdings Co. Ltd.	263,700	10,472,846
Shoei Co. Ltd. (d)	280,100	4,837,564
SK Kaken Co. Ltd.	54,000	5,259,333
Software Service, Inc.	62,900	2,370,885
Techno Medica Co. Ltd.	79,400	1,812,945
Common Stocks - continued
	Shares	Value
Japan - continued
The Monogatari Corp.	61,200	$ 2,601,764
The Nippon Synthetic Chemical Industry Co. Ltd.	471,000	3,488,572
TKC Corp.	214,900	5,065,518
Tocalo Co. Ltd.	117,000	2,348,578
Tsutsumi Jewelry Co. Ltd.	121,100	2,406,897
USS Co. Ltd.	1,110,800	19,609,931
Workman Co. Ltd.	90,300	5,564,943
Yamada Consulting Group Co. Ltd.	103,700	3,035,223
Yamato Kogyo Co. Ltd.	181,500	4,834,639
TOTAL JAPAN		248,926,203
Korea (South) - 1.6%
BGFretail Co. Ltd.	65,707	9,783,223
Coway Co. Ltd.	44,576	3,326,305
Leeno Industrial, Inc.	57,500	2,203,268
TOTAL KOREA (SOUTH)		15,312,796
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	14,924,378	5,592,870
Netherlands - 2.8%
Aalberts Industries NV	319,501	10,387,346
Heijmans NV (Certificaten Van Aandelen) (a)(d)	356,792	3,001,449
VastNed Retail NV	271,729	13,222,201
TOTAL NETHERLANDS		26,610,996
Norway - 0.4%
Kongsberg Gruppen ASA	240,900	3,770,818
Philippines - 0.4%
Jollibee Food Corp.	866,090	3,806,557
South Africa - 0.8%
Alexander Forbes Group Holding	4,368,721	2,752,746
Clicks Group Ltd.	723,287	5,283,931
TOTAL SOUTH AFRICA		8,036,677
Spain - 1.8%
Hispania Activos Inmobiliarios SA (a)	210,543	3,171,873
Merlin Properties Socimi SA	518,100	6,643,036
Prosegur Compania de Seguridad SA (Reg.)	1,687,590	7,515,821
TOTAL SPAIN		17,330,730
Common Stocks - continued
	Shares	Value
Sweden - 3.0%
Fagerhult AB	728,290	$ 12,445,686
Intrum Justitia AB	446,534	16,045,548
TOTAL SWEDEN		28,491,234
Switzerland - 0.2%
Tecan Group AG	11,481	1,565,723
Taiwan - 0.4%
Addcn Technology Co. Ltd.	426,900	4,148,682
United Kingdom - 21.7%
AA PLC	1,236,400	5,277,809
Babcock International Group PLC	164,700	2,447,611
Bellway PLC	359,872	14,402,054
Berendsen PLC	1,033,163	16,325,422
Britvic PLC	761,971	8,210,835
Dechra Pharmaceuticals PLC	532,950	7,965,371
Derwent London PLC	83,710	5,007,037
DP Poland PLC (a)(e)	7,188,000	2,507,081
Elementis PLC	2,052,810	7,424,180
Great Portland Estates PLC	741,189	10,163,578
H&T Group PLC	264,353	798,752
Hilton Food Group PLC	220,288	1,579,121
Howden Joinery Group PLC	1,287,000	9,198,006
Informa PLC	1,001,781	8,771,883
InterContinental Hotel Group PLC ADR	116,931	4,663,208
ITE Group PLC	1,752,534	3,789,143
JUST EAT Ltd. (a)	777,370	5,105,157
Meggitt PLC	537,590	2,930,456
Rightmove PLC	116,414	6,889,616
Shaftesbury PLC	837,673	12,145,210
Spectris PLC	415,478	10,677,150
Spirax-Sarco Engineering PLC	335,791	15,741,901
Taylor Wimpey PLC	1,486,800	4,538,261
Ted Baker PLC	198,700	9,272,183
Topps Tiles PLC	1,983,300	4,448,597
Ultra Electronics Holdings PLC	340,558	8,835,821
Unite Group PLC	1,774,823	18,194,846
TOTAL UNITED KINGDOM		207,310,289
United States of America - 6.8%
ANSYS, Inc. (a)	21,085	2,009,611
Autoliv, Inc. (d)	38,200	4,631,368
Broadridge Financial Solutions, Inc.	48,905	2,913,760
Common Stocks - continued
	Shares	Value
United States of America - continued
China Biologic Products, Inc. (a)	77,180	$ 8,793,889
Kennedy-Wilson Holdings, Inc.	436,429	10,701,239
Martin Marietta Materials, Inc.	19,720	3,059,558
Mohawk Industries, Inc. (a)	32,600	6,373,300
PriceSmart, Inc.	120,899	10,394,896
ResMed, Inc.	43,300	2,494,513
SS&C Technologies Holdings, Inc.	189,258	14,033,481
TOTAL UNITED STATES OF AMERICA		65,405,615
TOTAL COMMON STOCKS (Cost $739,886,661)		863,140,749
Nonconvertible Preferred Stocks - 1.6%

Germany - 1.6%
Sartorius AG (non-vtg.) (Cost $9,373,614)	69,179	15,655,759
Money Market Funds - 8.9%

Fidelity Cash Central Fund, 0.18% (b)	78,298,533	78,298,533
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	6,756,054	6,756,054
TOTAL MONEY MARKET FUNDS (Cost $85,054,587)		85,054,587
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $834,314,862)		963,851,095
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(7,006,746)
NET ASSETS - 100%		$ 956,844,349
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 69,465
Fidelity Securities Lending Cash Central Fund	43,254
Total	$ 112,719
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DP Poland PLC	$ -	$ 1,799,096	$ -	$ -	$ 2,507,081
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,110,292	$ 124,130,156	$ 68,980,136	$ -
Consumer Staples	80,110,906	43,943,727	36,167,179	-
Energy	13,512,923	8,777,314	4,735,609	-
Financials	178,821,710	151,321,856	27,499,854	-
Health Care	83,964,658	61,396,738	22,567,920	-
Industrials	175,615,594	129,823,047	45,792,547	-
Information Technology	89,465,483	47,044,079	42,421,404	-
Materials	64,194,942	29,222,550	34,972,392	-
Money Market Funds	85,054,587	85,054,587	-	-
Total Investments in Securities:	$ 963,851,095	$ 680,714,054	$ 283,137,041	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $6,608,284) - See accompanying schedule: Unaffiliated issuers (cost $747,461,179)	$ 876,289,427
Fidelity Central Funds (cost $85,054,587)	85,054,587
Other affiliated issuers (cost $1,799,096)	2,507,081
Total Investments (cost $834,314,862)		$ 963,851,095
Cash		35,705
Receivable for fund shares sold		1,959,910
Dividends receivable		2,626,567
Distributions receivable from Fidelity Central Funds		20,131
Prepaid expenses		2,218
Other receivables		8,171
Total assets		968,503,797

Liabilities
Payable to custodian	$ 4,255
Payable for investments purchased	2,996,514
Payable for fund shares redeemed	922,123
Accrued management fee	669,820
Distribution and service plan fees payable	27,606
Other affiliated payables	204,936
Other payables and accrued expenses	78,140
Collateral on securities loaned, at value	6,756,054
Total liabilities		11,659,448

Net Assets		$ 956,844,349
Net Assets consist of:
Paid in capital		$ 1,079,462,131
Undistributed net investment income		4,878,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(256,995,467)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		129,499,402
Net Assets		$ 956,844,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($42,288,833 ÷ 2,866,188 shares)	$ 14.75

Maximum offering price per share (100/94.25 of $14.75)	$ 15.65
Class T: Net Asset Value and redemption price per share ($13,295,749 ÷ 909,157 shares)	$ 14.62

Maximum offering price per share (100/96.50 of $14.62)	$ 15.15
Class B: Net Asset Value and offering price per share ($604,112 ÷ 42,095 shares)A	$ 14.35

Class C: Net Asset Value and offering price per share ($17,369,639 ÷ 1,217,958 shares)A	$ 14.26

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($762,562,645 ÷ 51,136,318 shares)	$ 14.91

Class I: Net Asset Value, offering price and redemption price per share ($120,723,371 ÷ 8,096,650 shares)	$ 14.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 15,396,244
Interest		1,191
Income from Fidelity Central Funds		112,719
Income before foreign taxes withheld		15,510,154
Less foreign taxes withheld		(1,188,664)
Total income		14,321,490

Expenses
Management fee
Basic fee	$ 6,379,946
Performance adjustment	411,545
Transfer agent fees	1,704,191
Distribution and service plan fees	248,267
Accounting and security lending fees	364,305
Custodian fees and expenses	171,042
Independent trustees' compensation	3,095
Registration fees	122,475
Audit	74,244
Legal	1,956
Miscellaneous	6,233
Total expenses before reductions	9,487,299
Expense reductions	(46,082)	9,441,217
Net investment income (loss)		4,880,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,176,139
Foreign currency transactions	(20,188)
Total net realized gain (loss)		32,155,951
Change in net unrealized appreciation (depreciation) on: Investment securities	15,699,549
Assets and liabilities in foreign currencies	9,159
Total change in net unrealized appreciation (depreciation)		15,708,708
Net gain (loss)		47,864,659
Net increase (decrease) in net assets resulting from operations		$ 52,744,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,880,273	$ 3,975,650
Net realized gain (loss)	32,155,951	27,466,423
Change in net unrealized appreciation (depreciation)	15,708,708	(28,661,157)
Net increase (decrease) in net assets resulting from operations	52,744,932	2,780,916
Distributions to shareholders from net investment income	(3,982,311)	(3,580,601)
Distributions to shareholders from net realized gain	(949,656)	(3,233,620)
Total distributions	(4,931,967)	(6,814,221)
Share transactions - net increase (decrease)	250,623,581	97,201,705
Redemption fees	196,651	84,800
Total increase (decrease) in net assets	298,633,197	93,253,200

Net Assets
Beginning of period	658,211,152	564,957,952
End of period (including undistributed net investment income of $4,878,283 and undistributed net investment income of $3,990,517, respectively)	$ 956,844,349	$ 658,211,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.65	$ 13.68	$ 10.78	$ 9.75	$ 9.82
Income from Investment Operations
Net investment income (loss) C	.06	.05	.07	.08	.15F
Net realized and unrealized gain (loss)	1.11	.05	2.91	1.07	(.07)
Total from investment operations	1.17	.10	2.98	1.15	.08
Distributions from net investment income	(.05)	(.06)	(.08)	(.11)	(.11)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.07)	(.13) J	(.08) I	(.12)	(.15)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.75	$ 13.65	$ 13.68	$ 10.78	$ 9.75
Total ReturnA, B	8.62%	.78%	27.85%	12.00%	.81%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.52%	1.63%	1.70%	1.75%	1.34%
Expenses net of fee waivers, if any	1.52%	1.63%	1.65%	1.65%	1.33%
Expenses net of all reductions	1.51%	1.63%	1.64%	1.64%	1.32%
Net investment income (loss)	.38%	.33%	.59%	.85%	1.44%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,289	$ 25,041	$ 22,052	$ 18,194	$ 18,686
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.53	$ 13.56	$ 10.69	$ 9.66	$ 9.72
Income from Investment Operations
Net investment income (loss) C	.01	.01	.04	.06	.12F
Net realized and unrealized gain (loss)	1.11	.06	2.89	1.06	(.06)
Total from investment operations	1.12	.07	2.93	1.12	.06
Distributions from net investment income	(.01)	(.02)	(.05)	(.08)	(.08)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.03)	(.10)	(.06)	(.09)	(.12)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.62	$ 13.53	$ 13.56	$ 10.69	$ 9.66
Total ReturnA, B	8.27%	.55%	27.53%	11.72%	.60%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.80%	1.89%	1.96%	2.02%	1.60%
Expenses net of fee waivers, if any	1.80%	1.89%	1.90%	1.90%	1.60%
Expenses net of all reductions	1.80%	1.89%	1.89%	1.89%	1.59%
Net investment income (loss)	.10%	.07%	.34%	.60%	1.17%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,296	$ 9,913	$ 9,634	$ 8,169	$ 8,701
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 13.31	$ 10.50	$ 9.48	$ 9.54
Income from Investment Operations
Net investment income (loss) C	(.06)	(.06)	(.02)	.01	.07F
Net realized and unrealized gain (loss)	1.10	.06	2.84	1.05	(.06)
Total from investment operations	1.04	-	2.82	1.06	.01
Distributions from net investment income	-	-	- H	(.03)	(.06)
Distributions from net realized gain	-	-	(.01)	(.01)	(.02)
Total distributions	-	-	(.01)	(.04)	(.07) I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.35	$ 13.31	$ 13.31	$ 10.50	$ 9.48
Total ReturnA, B	7.81%	-%	26.86%	11.21%	.10%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.30%	2.38%	2.46%	2.50%	2.09%
Expenses net of fee waivers, if any	2.30%	2.38%	2.40%	2.40%	2.09%
Expenses net of all reductions	2.29%	2.38%	2.39%	2.39%	2.07%
Net investment income (loss)	(.39)%	(.43)%	(.16)%	.10%	.68%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 604	$ 744	$ 1,410	$ 1,966	$ 2,293
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.23	$ 13.28	$ 10.48	$ 9.47	$ 9.53
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.02)	.01	.07F
Net realized and unrealized gain (loss)	1.08	.06	2.84	1.04	(.06)
Total from investment operations	1.03	-	2.82	1.05	.01
Distributions from net investment income	-	-	(.01)	(.03)	(.06)
Distributions from net realized gain	-	(.05)	(.01)	(.01)	(.02)
Total distributions	-	(.05)	(.02)	(.04)	(.07) I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 14.26	$ 13.23	$ 13.28	$ 10.48	$ 9.47
Total ReturnA, B	7.79%	.03%	26.91%	11.13%	.10%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.27%	2.38%	2.45%	2.50%	2.09%
Expenses net of fee waivers, if any	2.27%	2.38%	2.40%	2.40%	2.09%
Expenses net of all reductions	2.26%	2.38%	2.39%	2.39%	2.07%
Net investment income (loss)	(.36)%	(.42)%	(.16)%	.10%	.68%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,370	$ 8,438	$ 8,070	$ 6,608	$ 6,900
Portfolio turnover rateE	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.80	$ 13.82	$ 10.88	$ 9.85	$ 9.92
Income from Investment Operations
Net investment income (loss) B	.10	.09	.10	.11	.17E
Net realized and unrealized gain (loss)	1.12	.06	2.95	1.07	(.06)
Total from investment operations	1.22	.15	3.05	1.18	.11
Distributions from net investment income	(.09)	(.09)	(.10)	(.14)	(.14)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.11)	(.17)	(.11)	(.15)	(.18)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.80	$ 13.82	$ 10.88	$ 9.85
Total ReturnA	8.92%	1.11%	28.24%	12.21%	1.10%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.23%	1.30%	1.39%	1.47%	1.08%
Expenses net of fee waivers, if any	1.22%	1.30%	1.39%	1.40%	1.08%
Expenses net of all reductions	1.22%	1.30%	1.38%	1.39%	1.06%
Net investment income (loss)	.68%	.65%	.85%	1.10%	1.69%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 762,563	$ 584,253	$ 518,121	$ 334,918	$ 328,262
Portfolio turnover rateD	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 13.83	$ 10.90	$ 9.86	$ 9.93
Income from Investment Operations
Net investment income (loss) B	.10	.08	.11	.11	.18E
Net realized and unrealized gain (loss)	1.13	.07	2.93	1.08	(.06)
Total from investment operations	1.23	.15	3.04	1.19	.12
Distributions from net investment income	(.11)	(.09)	(.10)	(.14)	(.15)
Distributions from net realized gain	(.02)	(.08)	(.01)	(.01)	(.04)
Total distributions	(.13)	(.17)	(.11)	(.15)	(.19)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 14.91	$ 13.81	$ 13.83	$ 10.90	$ 9.86
Total Return A	8.98%	1.11%	28.11%	12.32%	1.13%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.19%	1.36%	1.38%	1.44%	1.03%
Expenses net of fee waivers, if any	1.19%	1.36%	1.37%	1.40%	1.03%
Expenses net of all reductions	1.18%	1.36%	1.37%	1.39%	1.02%
Net investment income (loss)	.71%	.60%	.87%	1.10%	1.74%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,723	$ 29,822	$ 5,670	$ 4,591	$ 1,395
Portfolio turnover rateD	21%	18%	31%	28%	24%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 170,087,781
Gross unrealized depreciation	(49,282,874)
Net unrealized appreciation (depreciation) on securities	$ 120,804,907
Tax Cost	$ 843,046,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,403,138
Capital loss carryforward	$ (252,792,060)
Net unrealized appreciation (depreciation) on securities and other investments	$ 120,771,140

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (252,792,060)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 4,931,967	$ 6,814,221

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $339,740,366 and $147,999,305, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .90% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 72,286	$ 920
Class T	.25%	.25%	53,206	-
Class B	.75%	.25%	6,808	5,112
Class C	.75%	.25%	115,967	20,094
			$ 248,267	$ 26,126

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,104
Class T	3,744
Class BA	149
Class CA	3,738
$ 31,735

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 78,679.27
Class T	32,323.30
Class B	2,026.30
Class C	32,269.28
International Small Cap Opportunities	1,405,016.23
Class I	153,878.19
	$ 1,704,191

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $318 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,890.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,034 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $43,254. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,791 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,109 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 113
Class T	25
Class B	1
Class C	24
International Small Cap Opportunities	12,565
Class I	454
$ 13,182

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 91,925	$ 88,584
Class T	4,261	17,038
International Small Cap Opportunities	3,599,410	3,435,414
Class I	286,715	39,565
Total	$ 3,982,311	$ 3,580,601
From net realized gain
Class A	$ 38,609	$ 127,238
Class T	14,913	56,084
Class C	-	33,933
International Small Cap Opportunities	839,863	2,982,391
Class I	56,271	33,974
Total	$ 949,656	$ 3,233,620

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,605,762	589,478	$ 23,674,805	$ 8,266,636
Reinvestment of distributions	9,185	14,226	124,545	191,200
Shares redeemed	(582,997)	(381,134)	(8,244,833)	(5,353,937)
Net increase (decrease)	1,031,950	222,570	$ 15,554,517	$ 3,103,899
Class T
Shares sold	309,765	159,216	$ 4,543,322	$ 2,266,530
Reinvestment of distributions	1,404	5,309	18,926	70,882
Shares redeemed	(134,926)	(142,062)	(1,907,198)	(1,989,964)
Net increase (decrease)	176,243	22,463	$ 2,655,050	$ 347,448
Class B
Shares sold	9,791	1,461	$ 136,845	$ 20,212
Shares redeemed	(23,615)	(51,497)	(329,326)	(706,187)
Net increase (decrease)	(13,824)	(50,036)	$ (192,481)	$ (685,975)
Class C
Shares sold	838,785	200,445	$ 12,019,463	$ 2,745,030
Reinvestment of distributions	-	2,336	-	30,621
Shares redeemed	(258,762)	(172,604)	(3,578,649)	(2,374,401)
Net increase (decrease)	580,023	30,177	$ 8,440,814	$ 401,250

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
International Small Cap Opportunities
Shares sold	18,903,102	13,421,171	$ 282,906,392	$ 191,269,160
Reinvestment of distributions	239,997	360,554	3,280,752	4,881,895
Shares redeemed	(10,354,861)	(8,930,544)	(146,998,081)	(127,222,877)
Net increase (decrease)	8,788,238	4,851,181	$ 139,189,063	$ 68,928,178
Class I
Shares sold	7,108,830	2,469,158	$ 102,023,907	$ 34,766,175
Reinvestment of distributions	23,468	4,980	320,812	67,530
Shares redeemed	(1,195,608)	(724,026)	(17,368,101)	(9,726,800)
Net increase (decrease)	5,936,690	1,750,112	$ 84,976,618	$ 25,106,905

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/07/15	12/04/15	$0.075	$0.070

International Small Cap Opportunities designates 10% of the dividends distributed in December 2014 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Opportunities designates 100% of the dividends distributed in December 2014 during the fiscal year as amounts which may be taken into account as a dividends for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities	12/08/2014	$0.1329	$0.0219

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FMR Investment Management
(U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ILS-UANN-1215
1.815061.111
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

International Growth Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Growth Fund	3.36%	7.21%	2.51%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced low-single-digit gains, underperforming the 4.28% result of the benchmark MSCI EAFE Growth Index. The fund underperformed the benchmark largely for idiosyncratic reasons, including a fair-value pricing adjustment and unfavorable currency movements. Security selection was helpful overall, especially in information technology, materials and financials. Conversely, picks in health care hampered our relative result. In country terms, stock picking was strong in Australia, Spain and Switzerland, but weak in Hong Kong and Germany. Two of the fund's biggest individual detractors were Wynn Macau and Sands China, owners of casino properties in Macau. These stocks struggled for various reasons, and I eliminated the fund's stake in both. Another negative was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance. In contrast, our biggest contributor was BGF Retail, a South Korean convenience-store retailer, while Visa and Mastercard, two U.S.-based payment processors, also contributed. Of all the stocks I mentioned, only Wynn and Sands were in our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 967.50	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.56%
Actual		$ 1,000.00	$ 965.70	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class B	2.05%
Actual		$ 1,000.00	$ 963.70	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.05%
Actual		$ 1,000.00	$ 963.60	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
International Growth	.95%
Actual		$ 1,000.00	$ 968.50	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class I	.97%
Actual		$ 1,000.00	$ 968.50	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class Z	.84%
Actual		$ 1,000.00	$ 968.50	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Investment Changes (Unaudited) - continued

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.1
Short-Term Investments and Net Other Assets (Liabilities)	2.3	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	3.7	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6	3.8
Nestle SA (Switzerland, Food Products)	3.0	3.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.8	2.2
Inditex SA (Spain, Specialty Retail)	2.8	2.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.5	2.3
CSL Ltd. (Australia, Biotechnology)	2.2	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.2	1.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	1.8
	27.6
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.5	17.5
Financials	18.1	16.6
Consumer Staples	15.3	15.0
Consumer Discretionary	15.1	15.2
Industrials	12.5	14.9
Information Technology	11.7	10.5
Materials	6.0	5.9
Energy	0.3	1.5
Telecommunication Services	0.2	1.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 3.4%
CSL Ltd.	486,892	$ 32,363,861
Sydney Airport unit	1,681,347	7,683,937
Transurban Group unit	1,384,277	10,257,556
TOTAL AUSTRALIA		50,305,354
Austria - 0.9%
Andritz AG	251,621	12,672,632
Bailiwick of Jersey - 1.3%
Shire PLC	259,100	19,621,870
Belgium - 4.2%
Anheuser-Busch InBev SA NV	323,891	38,648,165
KBC Groep NV	391,998	23,880,757
TOTAL BELGIUM		62,528,922
Canada - 0.3%
Pason Systems, Inc.	334,300	4,918,883
Cayman Islands - 1.0%
58.com, Inc. ADR (a)(d)	79,700	4,183,453
Alibaba Group Holding Ltd. sponsored ADR (a)	127,500	10,688,325
TOTAL CAYMAN ISLANDS		14,871,778
Denmark - 3.3%
Jyske Bank A/S (Reg.) (a)	224,900	10,979,143
Novo Nordisk A/S Series B sponsored ADR	698,800	37,162,184
TOTAL DENMARK		48,141,327
Finland - 0.3%
Tikkurila Oyj	211,000	3,872,516
France - 1.0%
Safran SA	194,500	14,773,065
Germany - 3.1%
Bayer AG	164,100	21,897,919
Linde AG	134,277	23,293,003
TOTAL GERMANY		45,190,922
Hong Kong - 1.8%
AIA Group Ltd.	4,403,400	25,818,593
India - 0.7%
Housing Development Finance Corp. Ltd.	570,836	10,934,415
Ireland - 2.7%
CRH PLC sponsored ADR	688,966	18,850,110
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	978,142	$ 12,662,146
sponsored ADR (d)	651,500	8,567,225
TOTAL IRELAND		40,079,481
Israel - 0.3%
Azrieli Group	99,200	3,886,828
Italy - 0.7%
Azimut Holding SpA	161,600	3,889,928
Interpump Group SpA	470,251	6,929,294
TOTAL ITALY		10,819,222
Japan - 14.0%
Astellas Pharma, Inc.	1,867,900	27,111,597
Coca-Cola Central Japan Co. Ltd.	240,700	3,382,888
DENSO Corp.	642,300	29,945,752
East Japan Railway Co.	127,000	12,074,600
Fast Retailing Co. Ltd.	30,800	11,250,698
Hoya Corp.	336,800	13,898,651
Japan Tobacco, Inc.	333,200	11,532,648
Keyence Corp.	32,962	17,160,297
Mitsui Fudosan Co. Ltd.	645,000	17,552,806
Nintendo Co. Ltd.	46,900	7,497,744
OSG Corp.	185,500	3,489,287
Seven Bank Ltd.	2,950,000	13,441,839
Shinsei Bank Ltd.	4,579,000	9,601,125
SHO-BOND Holdings Co. Ltd.	182,600	7,251,960
USS Co. Ltd.	1,222,400	21,580,109
TOTAL JAPAN		206,772,001
Kenya - 0.2%
Safaricom Ltd.	23,504,000	3,305,070
Korea (South) - 0.9%
BGFretail Co. Ltd.	43,338	6,452,666
NAVER Corp.	13,427	7,055,887
TOTAL KOREA (SOUTH)		13,508,553
Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	83,555	8,279,465
Netherlands - 1.0%
ING Groep NV (Certificaten Van Aandelen)	997,564	14,518,414
Common Stocks - continued
	Shares	Value
South Africa - 1.1%
Clicks Group Ltd.	524,756	$ 3,833,574
Naspers Ltd. Class N	85,400	12,508,548
TOTAL SOUTH AFRICA		16,342,122
Spain - 4.5%
Amadeus IT Holding SA Class A	344,400	14,679,166
Hispania Activos Inmobiliarios SA (a)	215,259	3,242,921
Inditex SA (d)	1,094,531	41,048,812
Merlin Properties Socimi SA	328,600	4,213,283
Prosegur Compania de Seguridad SA (Reg.)	725,749	3,232,183
TOTAL SPAIN		66,416,365
Sweden - 6.1%
ASSA ABLOY AB (B Shares)	1,602,483	31,878,324
Atlas Copco AB (A Shares) (d)	460,909	12,030,445
Fagerhult AB	347,753	5,942,721
H&M Hennes & Mauritz AB (B Shares)	401,483	15,615,617
Intrum Justitia AB	189,300	6,802,219
Svenska Handelsbanken AB (A Shares)	1,283,620	17,433,460
TOTAL SWEDEN		89,702,786
Switzerland - 13.6%
Credit Suisse Group AG (e)(f)	199,196	4,584,662
Nestle SA	575,034	43,917,645
Novartis AG	605,045	54,810,263
Roche Holding AG (participation certificate)	194,838	52,898,295
Schindler Holding AG:
(participation certificate)	87,617	14,235,713
(Reg.)	10,980	1,786,215
UBS Group AG	1,398,461	28,011,174
TOTAL SWITZERLAND		200,243,967
Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,093,000	13,032,276
United Kingdom - 14.4%
Associated British Foods PLC	311,000	16,564,569
Babcock International Group PLC	627,284	9,322,083
BAE Systems PLC	1,392,900	9,422,262
Berendsen PLC	523,573	8,273,186
Informa PLC	1,098,226	9,616,383
InterContinental Hotel Group PLC ADR	754,296	30,081,324
Johnson Matthey PLC	188,977	7,530,801
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Lloyds Banking Group PLC	10,251,500	$ 11,635,578
Prudential PLC	1,005,426	23,483,228
Reckitt Benckiser Group PLC	429,145	41,880,483
Rightmove PLC	65,000	3,846,832
Rolls-Royce Group PLC	518,537	5,483,278
SABMiller PLC	446,166	27,477,990
Shaftesbury PLC	277,333	4,020,981
Unite Group PLC	413,776	4,241,883
TOTAL UNITED KINGDOM		212,880,861
United States of America - 15.4%
Alphabet, Inc. Class A (a)	26,336	19,419,903
Autoliv, Inc. (d)	156,569	18,982,426
Berkshire Hathaway, Inc. Class B (a)	96,184	13,082,948
BorgWarner, Inc.	184,492	7,899,947
China Biologic Products, Inc. (a)	63,166	7,197,134
Domino's Pizza, Inc.	33,790	3,604,379
Martin Marietta Materials, Inc.	52,600	8,160,890
MasterCard, Inc. Class A	303,000	29,993,970
McGraw Hill Financial, Inc.	92,100	8,532,144
Mohawk Industries, Inc. (a)	97,900	19,139,450
Moody's Corp.	69,100	6,644,656
Philip Morris International, Inc.	206,108	18,219,947
PriceSmart, Inc.	73,800	6,345,324
ResMed, Inc.	128,000	7,374,080
Sherwin-Williams Co.	15,000	4,002,450
SS&C Technologies Holdings, Inc.	210,300	15,593,745
Visa, Inc. Class A	415,800	32,257,764
TOTAL UNITED STATES OF AMERICA		226,451,157
TOTAL COMMON STOCKS (Cost $1,309,769,980)		1,439,888,845
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $73,994)	48,068,379	74,102
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	35,048,921	$ 35,048,921
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	73,928,962	73,928,962
TOTAL MONEY MARKET FUNDS (Cost $108,977,883)		108,977,883
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $1,418,821,857)		1,548,940,830
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(75,061,785)
NET ASSETS - 100%		$ 1,473,879,045
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,584,662 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 4,723,236
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 49,088
Fidelity Securities Lending Cash Central Fund	197,556
Total	$ 246,644
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 225,120,277	$ 162,343,718	$ 62,776,559	$ -
Consumer Staples	226,535,364	87,173,535	139,361,829	-
Energy	4,918,883	4,918,883	-	-
Financials	263,630,766	129,145,060	134,485,706	-
Health Care	274,335,854	73,631,317	200,704,537	-
Industrials	183,615,062	81,300,793	102,314,269	-
Information Technology	171,562,530	133,872,213	37,690,317	-
Materials	86,939,141	74,276,995	12,662,146	-
Telecommunication Services	3,305,070	3,305,070	-	-
Money Market Funds	108,977,883	108,977,883	-	-
Total Investments in Securities:	$ 1,548,940,830	$ 858,945,467	$ 689,995,363	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 68,602,068
Level 2 to Level 1	$ 15,033,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,231,511) - See accompanying schedule: Unaffiliated issuers (cost $1,309,843,974)	$ 1,439,962,947
Fidelity Central Funds (cost $108,977,883)	108,977,883
Total Investments (cost $1,418,821,857)		$ 1,548,940,830
Receivable for fund shares sold		2,613,468
Dividends receivable		3,193,478
Distributions receivable from Fidelity Central Funds		26,736
Prepaid expenses		3,605
Other receivables		11,410
Total assets		1,554,789,527

Liabilities
Payable to custodian bank	$ 669
Payable for investments purchased
Regular delivery	74,296
Delayed delivery	4,723,236
Payable for fund shares redeemed	878,160
Accrued management fee	840,888
Distribution and service plan fees payable	92,259
Other affiliated payables	269,569
Other payables and accrued expenses	102,443
Collateral on securities loaned, at value	73,928,962
Total liabilities		80,910,482

Net Assets		$ 1,473,879,045
Net Assets consist of:
Paid in capital		$ 1,371,308,764
Undistributed net investment income		9,047,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,661,663)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		130,184,683
Net Assets		$ 1,473,879,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,878,255 ÷ 16,367,440 shares)	$ 11.30

Maximum offering price per share (100/94.25 of $11.30)	$ 11.99
Class T:
Net Asset Value and redemption price per share ($28,832,624 ÷ 2,560,965 shares)	$ 11.26

Maximum offering price per share (100/96.50 of $11.26)	$ 11.67
Class B:
Net Asset Value and offering price per share ($799,594 ÷ 71,668 shares)A	$ 11.16

Class C:
Net Asset Value and offering price per share ($52,378,157 ÷ 4,709,671 shares)A	$ 11.12

International Growth:
Net Asset Value, offering price and redemption price per share ($938,347,837 ÷ 82,424,899 shares)	$ 11.38

Class I:
Net Asset Value, offering price and redemption price per share ($267,745,321 ÷ 23,560,669 shares)	$ 11.36

Class Z:
Net Asset Value, offering price and redemption price per share ($897,257 ÷ 78,813 shares)	$ 11.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 24,663,808
Income from Fidelity Central Funds		246,644
Income before foreign taxes withheld		24,910,452
Less foreign taxes withheld		(2,081,814)
Total income		22,828,638

Expenses
Management fee
Basic fee	$ 8,327,944
Performance adjustment	167,926
Transfer agent fees	2,302,155
Distribution and service plan fees	939,382
Accounting and security lending fees	550,149
Custodian fees and expenses	146,301
Independent trustees' compensation	4,871
Registration fees	185,556
Audit	69,990
Legal	2,556
Miscellaneous	14,108
Total expenses before reductions	12,710,938
Expense reductions	(87,519)	12,623,419
Net investment income (loss)		10,205,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,052)	(27,244,971)
Foreign currency transactions	(218,206)
Total net realized gain (loss)		(27,463,177)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,961)	41,313,127
Assets and liabilities in foreign currencies	137,123
Total change in net unrealized appreciation (depreciation)		41,450,250
Net gain (loss)		13,987,073
Net increase (decrease) in net assets resulting from operations		$ 24,192,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,205,219	$ 8,064,649
Net realized gain (loss)	(27,463,177)	(8,929,624)
Change in net unrealized appreciation (depreciation)	41,450,250	17,872,842
Net increase (decrease) in net assets resulting from operations	24,192,292	17,007,867
Distributions to shareholders from net investment income	(7,019,924)	(2,592,643)
Distributions to shareholders from net realized gain	-	(513,441)
Total distributions	(7,019,924)	(3,106,084)
Share transactions - net increase (decrease)	519,861,476	336,569,228
Redemption fees	54,094	42,228
Total increase (decrease) in net assets	537,087,938	350,513,239

Net Assets
Beginning of period	936,791,107	586,277,868
End of period (including undistributed net investment income of $9,047,261 and undistributed net investment income of $6,829,762, respectively)	$ 1,473,879,045	$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.07	.09	.08	.08	.08
Net realized and unrealized gain (loss)	.28	.18	1.88	.81	(.31)
Total from investment operations	.35	.27	1.96	.89	(.23)
Distributions from net investment income	(.06)	(.03)	(.08)	(.06)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.06)	(.04)	(.09)	(.07)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.30	$ 11.01	$ 10.78	$ 8.91	$ 8.09
Total ReturnA, B	3.20%	2.54%	22.18%	11.10%	(2.76)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.26%	1.35%	1.44%	1.58%	1.77%
Expenses net of fee waivers, if any	1.26%	1.35%	1.43%	1.45%	1.45%
Expenses net of all reductions	1.25%	1.34%	1.42%	1.44%	1.43%
Net investment income (loss)	.66%	.84%	.80%	.99%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,878	$ 119,017	$ 74,595	$ 21,874	$ 6,352
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.04	.06	.05	.06	.06
Net realized and unrealized gain (loss)	.27	.18	1.88	.81	(.31)
Total from investment operations	.31	.24	1.93	.87	(.25)
Distributions from net investment income	(.01)	(.02)	(.07)	(.05)	(.04)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.01)	(.03)	(.07) H	(.06)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.26	$ 10.96	$ 10.75	$ 8.89	$ 8.08
Total ReturnA, B	2.85%	2.21%	21.91%	10.82%	(3.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.58%	1.65%	1.69%	1.85%	2.03%
Expenses net of fee waivers, if any	1.58%	1.65%	1.69%	1.70%	1.70%
Expenses net of all reductions	1.58%	1.65%	1.68%	1.69%	1.68%
Net investment income (loss)	.33%	.53%	.54%	.74%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,833	$ 26,369	$ 23,118	$ 10,690	$ 2,917
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Income from Investment Operations
Net investment income (loss) C	(.02)	- G	- G	.02	.01
Net realized and unrealized gain (loss)	.27	.19	1.89	.80	(.30)
Total from investment operations	.25	.19	1.89	.82	(.29)
Distributions from net investment income	-	-	(.03)	-	(.01)
Distributions from net realized gain	-	(.01)	(.01)	-	- G
Total distributions	-	(.01)	(.04)	-	(.01)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.16	$ 10.91	$ 10.73	$ 8.88	$ 8.06
Total ReturnA, B	2.29%	1.76%	21.35%	10.17%	(3.47)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.14%	2.19%	2.35%	2.55%
Expenses net of fee waivers, if any	2.07%	2.14%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.06%	2.14%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.04%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 800	$ 1,404	$ 1,579	$ 1,116	$ 473
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.01	.02	.01
Net realized and unrealized gain (loss)	.27	.18	1.87	.80	(.31)
Total from investment operations	.25	.19	1.88	.82	(.30)
Distributions from net investment income	-	-	(.02)	(.01)	(.01)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	-	(.01)	(.03)	(.01) I	(.01) H
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.12	$ 10.87	$ 10.69	$ 8.84	$ 8.03
Total ReturnA, B	2.30%	1.77%	21.29%	10.27%	(3.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.06%	2.12%	2.19%	2.33%	2.52%
Expenses net of fee waivers, if any	2.06%	2.12%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.05%	2.12%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.06%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,378	$ 32,737	$ 17,196	$ 5,648	$ 2,767
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.11	.10
Net realized and unrealized gain (loss)	.26	.19	1.88	.81	(.30)
Total from investment operations	.37	.32	1.99	.92	(.20)
Distributions from net investment income	(.09)	(.05)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.06)	(.10) G	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84	$ 8.95	$ 8.12
Total ReturnA	3.36%	2.96%	22.48%	11.41%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.97%	1.04%	1.13%	1.28%	1.52%
Expenses net of fee waivers, if any	.97%	1.04%	1.13%	1.20%	1.20%
Expenses net of all reductions	.96%	1.04%	1.11%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.11%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 938,348	$ 635,607	$ 430,914	$ 149,526	$ 53,437
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.10	.10
Net realized and unrealized gain (loss)	.27	.18	1.90	.81	(.30)
Total from investment operations	.38	.31	2.01	.91	(.20)
Distributions from net investment income	(.10)	(.06)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.10)	(.07)	(.11)	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.36	$ 11.08	$ 10.84	$ 8.94	$ 8.12
Total ReturnA	3.41%	2.84%	22.66%	11.28%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.04%	1.11%	1.27%	1.50%
Expenses net of fee waivers, if any	.98%	1.04%	1.11%	1.20%	1.20%
Expenses net of all reductions	.97%	1.04%	1.09%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.13%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,745	$ 121,554	$ 38,771	$ 3,992	$ 493
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class Z

Years ended October 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.12	.14	.02
Net realized and unrealized gain (loss)	.27	.19	.56
Total from investment operations	.39	.33	.58
Distributions from net investment income	(.11)	(.06)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.07)	-
Redemption fees added to paid in capitalD, I	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84
Total ReturnB, C	3.52%	3.07%	5.65%
Ratios to Average Net AssetsE, H
Expenses before reductions	.84%	.88%	.94%A
Expenses net of fee waivers, if any	.84%	.88%	.94%A
Expenses net of all reductions	.83%	.88%	.93%A
Net investment income (loss)	1.07%	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 897	$ 104	$ 106
Portfolio turnover rateF	26%	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 171,926,225
Gross unrealized depreciation	(45,542,097)
Net unrealized appreciation (depreciation) on securities	$ 126,384,128
Tax Cost	$ 1,422,556,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,875,277
Capital loss carryforward	$ (33,754,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 126,454,576

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(26,434,969)
Long-term	(7,319,866)
Total no expiration	(33,754,835)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 7,019,924	$ 2,592,642
Long-term Capital Gains	-	513,442
Total	$ 7,019,924	$ 3,106,084

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $817,391,288 and $297,421,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 372,877	$ 7,701
Class T	.25%	.25%	136,338	179
Class B	.75%	.25%	10,860	8,157
Class C	.75%	.25%	419,307	145,878
			$ 939,382	$ 161,915

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,764
Class T	15,334
Class BA	413
Class CA	7,496
$ 118,007

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 327,480.22
Class T	80,017.29
Class B	2,930.27
Class C	115,354.27
International Growth	1,419,079.18
Class I	357,209.19
Class Z	86.05
	$ 2,302,155

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,335 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,824,892. Security lending income represents the income earned on investing cash

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $197,556, including $7,864 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,064 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,134 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,835
Class T	148
Class B	6
Class C	454
International Growth	11,998
Class I	1,841
$ 16,282

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 684,914	$ 253,092
Class T	29,128	40,595
International Growth	5,239,951	2,051,403
Class I	1,064,923	246,949
Class Z	1,008	604
Total	$ 7,019,924	$ 2,592,643

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ -	$ 66,995
Class T	-	20,298
Class B	-	1,337
Class C	-	16,479
International Growth	-	369,252
Class I	-	38,992
Class Z	-	88
Total	$ -	$ 513,441

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	9,298,452	6,584,484	$ 105,707,223	$ 72,326,606
Reinvestment of distributions	60,570	27,068	669,298	291,793
Shares redeemed	(3,798,128)	(2,724,911)	(42,982,992)	(30,099,985)
Net increase (decrease)	5,560,894	3,886,641	$ 63,393,529	$ 42,518,414
Class T
Shares sold	1,158,910	834,072	$ 13,286,739	$ 9,114,198
Reinvestment of distributions	2,593	5,459	28,654	58,733
Shares redeemed	(1,005,399)	(585,464)	(11,627,373)	(6,459,248)
Net increase (decrease)	156,104	254,067	$ 1,688,020	$ 2,713,683
Class B
Shares sold	30,282	35,020	$ 347,009	$ 380,789
Reinvestment of distributions	-	123	-	1,323
Shares redeemed	(87,349)	(53,583)	(994,341)	(587,919)
Net increase (decrease)	(57,067)	(18,440)	$ (647,332)	$ (205,807)
Class C
Shares sold	2,689,800	1,827,859	$ 30,433,427	$ 19,884,401
Reinvestment of distributions	-	1,498	-	16,049
Shares redeemed	(991,400)	(426,678)	(10,978,888)	(4,637,384)
Net increase (decrease)	1,698,400	1,402,679	$ 19,454,539	$ 15,263,066
International Growth
Shares sold	39,705,804	27,835,093	$ 456,131,993	$ 307,440,711
Reinvestment of distributions	387,169	197,948	4,301,448	2,143,781
Shares redeemed	(14,942,156)	(10,494,762)	(169,380,325)	(115,997,211)
Net increase (decrease)	25,150,817	17,538,279	$ 291,053,116	$ 193,587,281

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	17,728,493	10,292,704	$ 201,877,753	$ 113,864,505
Reinvestment of distributions	92,582	24,180	1,026,733	261,623
Shares redeemed	(5,227,430)	(2,927,192)	(58,733,231)	(31,428,962)
Net increase (decrease)	12,593,645	7,389,692	$ 144,171,255	$ 82,697,166
Class Z
Shares sold	88,007	-	$ 956,120	$ -
Reinvestment of distributions	91	64	1,008	692
Shares redeemed	(18,621)	(475)	(208,779)	(5,267)
Net increase (decrease)	69,477	(411)	$ 748,349	$ (4,575)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay on December 7, 2015, to shareholders of record at the opening of business on December 4, 2015, a distribution of $0.008 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.078 per share from net investment income.

The fund designates 14% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Growth Fund	12/08/2014	$0.1008	$0.0098

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

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Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.84%	4.44%	4.33%
Class T (incl. 3.50% sales charge)	-0.74%	4.68%	4.28%
Class B (incl. contingent deferred sales charge) A	-2.70%	4.55%	4.35%
Class C (incl. contingent deferred sales charge) B	1.33%	4.90%	4.13%

A Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2005 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Kennedy: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 0.08% return of the benchmark MSCI EAFE Index. Most of the fund's outperformance came from security selection in the financials and consumer discretionary sectors, favorable positioning in continental Europe and Asia Pacific ex Japan and stock picks in the United Kingdom. Sector allocations gave an added boost. In terms of top individual contributors, an average underweighting in U.K.-listed oil and gas company Royal Dutch Shell helped, as plunging oil prices caused the stock to decline. An out-of-index stake in Constellation Software returned roughly 55%, as the Canadian company's track record of smart acquisitions drove better-than-expected earnings growth. Another winner was Luxembourg-based media company Altice, which saw its entrepreneurial management team and appetite for acquisitions drive a huge gain. By contrast, the fund's underweighting in Japan modestly hindered relative performance. In terms of individual detractors, an overweighting in France-based exploration and production company Total hurt as oil prices slid. A tiny out-of-index stake in Australia-based online fashion retailer MySale Group detracted when a profit warning sank the stock. Altice and MySale were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 965.80	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 964.80	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.11%
Actual		$ 1,000.00	$ 962.00	$ 10.43
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.09%
Actual		$ 1,000.00	$ 962.10	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Discovery	.99%
Actual		$ 1,000.00	$ 967.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class K	.86%
Actual		$ 1,000.00	$ 968.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class I	1.00%
Actual		$ 1,000.00	$ 967.40	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class Z	.87%
Actual		$ 1,000.00	$ 968.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	99.1
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	1.8
Novartis AG (Switzerland, Pharmaceuticals)	1.8	1.7
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.3	1.3
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.3	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.3	1.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2	1.1
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.1	1.1
	14.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	24.6
Consumer Discretionary	17.4	16.9
Health Care	12.8	13.2
Consumer Staples	11.9	9.5
Industrials	10.5	10.9
Information Technology	7.5	9.7
Telecommunication Services	4.9	4.7
Energy	4.3	5.0
Materials	2.3	3.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 1.7%
1-Page Ltd. (a)	2,546,348	$ 8,566
Ansell Ltd.	1,597,592	22,734
Australia & New Zealand Banking Group Ltd.	3,558,240	68,817
Flight Centre Travel Group Ltd. (d)	485,418	13,059
Mantra Group Ltd.	7,839,732	22,935
Ramsay Health Care Ltd.	1,171,082	51,478
TOTAL AUSTRALIA		187,589
Austria - 0.3%
Andritz AG	447,100	22,518
Erste Group Bank AG (a)	456,800	13,397
TOTAL AUSTRIA		35,915
Bailiwick of Jersey - 1.7%
Integrated Diagnostics Holdings PLC (a)	4,961,400	27,337
Regus PLC	11,120,488	57,362
Shire PLC	588,700	44,583
Wolseley PLC	1,048,393	61,553
TOTAL BAILIWICK OF JERSEY		190,835
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,256,127	149,887
KBC Groep NV	955,745	58,225
TOTAL BELGIUM		208,112
Bermuda - 0.5%
PAX Global Technology Ltd.	43,428,000	56,789
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	786,100	33,816
Constellation Software, Inc.	230,700	99,683
Entertainment One Ltd.	3,283,077	11,119
Imperial Oil Ltd.	1,249,100	41,563
PrairieSky Royalty Ltd. (d)	1,502,800	29,571
Suncor Energy, Inc.	680,200	20,241
TOTAL CANADA		235,993
Cayman Islands - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	385,500	32,316
CK Hutchison Holdings Ltd.	1,264,716	17,318
Ctrip.com International Ltd. sponsored ADR (a)	148,100	13,769
Lee's Pharmaceutical Holdings Ltd.	6,774,164	8,746
Qunar Cayman Islands Ltd. sponsored ADR (a)	515,900	25,042
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Regina Miracle International Holdings Ltd.	15,269,891	$ 13,845
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	826,200	36,931
TOTAL CAYMAN ISLANDS		147,967
China - 0.5%
Jiangsu Hengrui Medicine Co. Ltd.	4,183,623	34,711
Kweichow Moutai Co. Ltd.	663,582	22,405
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	697,195	2,215
TOTAL CHINA		59,331
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	520,230	229
Denmark - 1.2%
Novo Nordisk A/S Series B	2,385,545	126,681
Finland - 0.7%
Sampo Oyj (A Shares)	1,663,200	81,351
France - 9.6%
Accor SA	1,694,818	84,314
Air Liquide SA	429,100	55,632
ALTEN	88,659	4,602
Atos Origin SA	441,674	35,237
AXA SA	3,834,100	102,325
Capgemini SA	860,800	76,701
Cegedim SA (a)	539,590	19,136
Havas SA	4,843,944	42,027
Numericable Group SA (a)	340,324	15,419
Rexel SA	1,265,582	17,299
Safran SA	614,700	46,689
Sanofi SA	992,072	100,076
Sodexo SA	433,700	38,616
SR Teleperformance SA	291,800	22,936
Total SA (d)	4,569,799	220,991
Unibail-Rodamco	157,400	43,981
VINCI SA	1,425,100	96,189
Vivendi SA	1,148,200	27,622
TOTAL FRANCE		1,049,792
Germany - 5.5%
Aareal Bank AG	1,026,009	39,094
Axel Springer Verlag AG	526,702	29,620
Beiersdorf AG	244,300	23,219
Continental AG	299,300	71,980
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Deutsche Boerse AG	529,594	$ 48,773
Deutsche Telekom AG	3,260,600	61,076
Fresenius SE & Co. KGaA	471,500	34,647
GEA Group AG	884,110	35,452
KION Group AG	1,377,249	62,109
LEG Immobilien AG	254,661	20,317
OSRAM Licht AG	1,016,232	59,797
ProSiebenSat.1 Media AG	1,176,900	63,661
Rational AG	84,000	33,350
United Internet AG	433,247	22,513
TOTAL GERMANY		605,608
Hong Kong - 3.0%
AIA Group Ltd.	24,849,200	145,699
China Resources Beer Holdings Co. Ltd.	21,482,000	40,562
Techtronic Industries Co. Ltd.	38,670,000	141,365
TOTAL HONG KONG		327,626
India - 3.0%
Bharti Infratel Ltd. (a)	12,647,734	75,119
HDFC Bank Ltd. sponsored ADR	1,298,584	79,395
Housing Development Finance Corp. Ltd.	7,355,732	140,900
Lupin Ltd.	452,781	13,331
Sun Pharmaceutical Industries Ltd.	347,397	4,721
Titan Co. Ltd. (a)	2,186,522	11,862
TOTAL INDIA		325,328
Ireland - 1.4%
Bank of Ireland (a)	62,440,800	23,002
Dalata Hotel Group PLC (a)	388,200	1,930
Glanbia PLC	2,527,500	49,028
Kerry Group PLC Class A	989,500	80,465
TOTAL IRELAND		154,425
Isle of Man - 0.7%
Optimal Payments PLC (a)	11,615,044	54,433
Playtech Ltd.	1,395,092	18,410
TOTAL ISLE OF MAN		72,843
Israel - 1.3%
Frutarom Industries Ltd.	1,038,100	44,860
Common Stocks - continued
	Shares	Value (000s)
Israel - continued
Partner Communications Co. Ltd. (a)	1,755,983	$ 7,969
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,558,300	92,236
TOTAL ISRAEL		145,065
Italy - 2.9%
De Longhi SpA	2,630,100	64,438
Intesa Sanpaolo SpA	25,324,300	88,222
Mediaset SpA	17,602,100	89,425
Telecom Italia SpA (a)	50,788,000	70,853
TOTAL ITALY		312,938
Japan - 15.9%
ACOM Co. Ltd. (a)(d)	5,223,800	28,599
Aozora Bank Ltd.	11,048,000	40,381
Asahi Group Holdings	1,240,200	38,255
Astellas Pharma, Inc.	6,994,600	101,523
Coca-Cola Central Japan Co. Ltd.	536,400	7,539
Dentsu, Inc.	1,281,800	72,060
Don Quijote Holdings Co. Ltd.	1,346,000	49,444
Hitachi Ltd.	10,000	58
Hoya Corp.	2,994,400	123,569
Japan Exchange Group, Inc.	1,932,000	31,088
Japan Tobacco, Inc.	1,302,700	45,089
KDDI Corp.	5,167,900	125,055
Keyence Corp.	147,360	76,717
Misumi Group, Inc.	3,200,000	41,671
Mitsubishi UFJ Financial Group, Inc.	21,656,100	140,062
Monex Group, Inc.	12,212,749	34,330
NEC Corp.	25,011,000	77,159
Nidec Corp.	701,900	52,892
Olympus Corp.	1,784,400	60,190
ORIX Corp.	6,891,200	100,638
Sanken Electric Co. Ltd.	1,393,000	4,841
Seven & i Holdings Co. Ltd.	931,900	42,331
Seven Bank Ltd.	12,110,400	55,182
Shinsei Bank Ltd.	32,483,000	68,109
SoftBank Corp.	724,300	40,581
Sony Corp.	2,320,500	65,961
Sundrug Co. Ltd.	626,200	32,988
Tsuruha Holdings, Inc.	1,040,400	82,425
United Arrows Ltd.	847,000	36,490
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
VT Holdings Co. Ltd.	3,895,300	$ 24,089
Welcia Holdings Co. Ltd.	964,000	47,511
TOTAL JAPAN		1,746,827
Luxembourg - 0.8%
Eurofins Scientific SA	83,911	30,381
Grand City Properties SA	3,000,560	59,920
TOTAL LUXEMBOURG		90,301
Marshall Islands - 0.1%
Hoegh LNG Partners LP (e)	715,655	11,465
Netherlands - 4.0%
AerCap Holdings NV (a)	2,303,100	95,579
Arcadis NV	1,205,000	30,411
IMCD Group BV	1,938,100	72,505
ING Groep NV (Certificaten Van Aandelen)	4,566,600	66,462
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,836,500	173,477
TOTAL NETHERLANDS		438,434
New Zealand - 0.6%
EBOS Group Ltd.	3,173,554	29,333
Ryman Healthcare Group Ltd.	7,179,412	38,358
TOTAL NEW ZEALAND		67,691
Philippines - 0.3%
SM Investments Corp.	1,651,390	30,830
Portugal - 0.3%
NOS SGPS SA	3,466,500	28,814
South Africa - 1.1%
EOH Holdings Ltd.	2,871,867	31,751
Naspers Ltd. Class N	593,000	86,857
TOTAL SOUTH AFRICA		118,608
Spain - 2.5%
Amadeus IT Holding SA Class A	1,727,200	73,617
Atresmedia Corporacion de Medios de Comunicacion SA	2,218,100	28,465
Hispania Activos Inmobiliarios SA (a)	1,091,600	16,445
Inditex SA	2,302,339	86,346
Mediaset Espana Comunicacion SA	3,431,200	41,712
Merlin Properties Socimi SA	2,497,700	32,025
TOTAL SPAIN		278,610
Common Stocks - continued
	Shares	Value (000s)
Sweden - 3.1%
ASSA ABLOY AB (B Shares)	2,977,200	$ 59,226
Getinge AB (B Shares)	2,702,600	67,663
HEXPOL AB (B Shares)	2,985,000	29,069
Nordea Bank AB	5,783,000	63,966
Sandvik AB	3,361,100	31,433
Svenska Cellulosa AB (SCA) (B Shares)	1,545,100	45,509
Svenska Handelsbanken AB (A Shares)	2,990,700	40,618
TOTAL SWEDEN		337,484
Switzerland - 5.1%
Credit Suisse Group AG (h)(k)	3,643,900	83,867
EFG International	1,747,368	17,554
GAM Holding Ltd.	1,413,451	25,882
Julius Baer Group Ltd.	955,230	47,363
Novartis AG	2,126,476	192,635
Partners Group Holding AG	225,896	81,816
Schindler Holding AG (participation certificate)	182,339	29,626
Syngenta AG (Switzerland)	101,678	34,161
UBS Group AG	2,453,481	49,097
TOTAL SWITZERLAND		562,001
Taiwan - 0.1%
JHL Biotech, Inc. (a)	4,995,560	11,141
Turkey - 0.0%
Logo Yazilim Sanayi Ve Ticar	2	0
United Kingdom - 19.1%
AA PLC	3,853,399	16,449
Aberdeen Asset Management PLC	4,206,932	22,485
Al Noor Hospitals Group PLC	2,335,318	42,337
Associated British Foods PLC	776,700	41,369
Aviva PLC	6,618,100	49,461
B&M European Value Retail S.A.	8,573,709	44,066
Barclays PLC	16,052,760	57,192
BCA Marketplace PLC	7,808,000	21,275
BG Group PLC	2,346,020	37,064
BT Group PLC	6,169,700	44,061
BTG PLC (a)	1,727,000	14,696
Bunzl PLC	2,087,500	59,824
Compass Group PLC	2,024,800	34,808
Diploma PLC	2,326,200	23,005
Essentra PLC	2,145,000	27,843
Hikma Pharmaceuticals PLC	2,598,333	86,681
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Howden Joinery Group PLC	10,977,300	$ 78,453
HSBC Holdings PLC (United Kingdom)	10,446,000	81,614
Imperial Tobacco Group PLC	2,092,292	112,859
ITV PLC	21,873,900	85,111
JUST EAT Ltd. (a)	595,900	3,913
Liberty Global PLC Class A (a)	665,500	29,628
Lloyds Banking Group PLC	69,588,800	78,984
London Stock Exchange Group PLC	2,190,936	85,959
Melrose PLC	10,942,678	44,906
Micro Focus International PLC	3,266,700	63,251
Next PLC	760,844	93,833
Persimmon PLC	1,478,400	45,445
Poundland Group PLC	6,866,990	29,112
Reckitt Benckiser Group PLC	759,700	74,140
Rex Bionics PLC (a)(e)	1,304,916	976
Rio Tinto PLC	1,353,600	49,332
Royal Dutch Shell PLC Class A (United Kingdom)	1,108,500	28,940
SABMiller PLC	723,500	44,558
Schroders PLC	598,200	27,509
Shawbrook Group Ltd.	9,004,300	47,098
Spirax-Sarco Engineering PLC	542,700	25,442
St. James's Place Capital PLC	5,426,000	80,678
Taylor Wimpey PLC	11,785,800	35,975
The Restaurant Group PLC	1,956,100	21,621
Virgin Money Holdings Uk PLC	5,909,100	35,327
Vodafone Group PLC	31,387,896	103,296
Whitbread PLC	700,994	53,665
Workspace Group PLC	652,800	9,636
TOTAL UNITED KINGDOM		2,093,877
United States of America - 3.1%
Chevron Corp.	854,400	77,648
Constellation Brands, Inc. Class A (sub. vtg.)	626,700	84,479
McGraw Hill Financial, Inc.	686,300	63,579
Monster Beverage Corp. (a)	168,900	23,024
Visa, Inc. Class A	1,154,500	89,566
TOTAL UNITED STATES OF AMERICA		338,296
TOTAL COMMON STOCKS (Cost $9,171,863)		10,478,796
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. (k)	5,958,244	$ 22,999
Germany - 0.0%
Henkel AG & Co. KGaA	476	52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,888)		23,051
Government Obligations - 0.0%
		Principal Amount (000s) (j)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (i) (Cost $1,930)		$ 1,930	1,930
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $13,883)	EUR	9,040	10,747
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	529,294,097	529,294
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	46,206,017	46,206
TOTAL MONEY MARKET FUNDS (Cost $575,500)		575,500
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,782,064)		11,090,024
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(122,851)
NET ASSETS - 100%		$ 10,967,173
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,033 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 192,271	$ 9,203
The face value of futures purchased as a percentage of net assets is 1.8%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $226,950,000.
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,747,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,930,000.
(j) Amount is stated in United States dollars unless otherwise noted.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $106,866,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd.	1/26/15	$ 18,833
Credit Suisse Group AG	10/21/15	$ 86,402
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 655
Fidelity Securities Lending Cash Central Fund	3,281
Total	$ 3,936
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$ 12,426	$ 2,837	$ 275	$ 729	$ 11,465
MySale Group PLC	26,053	-	5,920	-	-
PAX Global Technology Ltd.	71,203	795	36,965	112	-
Rex Bionics PLC	3,518	-	24	-	976
Total	$ 113,200	$ 3,632	$ 43,184	$ 841	$ 12,441

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,898,277	$ 1,361,738	$ 513,540	$ 22,999
Consumer Staples	1,297,202	666,346	630,856	-
Energy	467,483	180,488	286,995	-
Financials	2,676,653	1,281,424	1,395,229	-
Health Care	1,416,831	497,206	919,625	-
Industrials	1,146,371	836,192	310,179	-
Information Technology	830,123	605,993	224,130	-
Materials	240,897	157,404	83,493	-
Telecommunication Services	528,010	7,969	520,041	-
Government Obligations	1,930	-	1,930	-
Preferred Securities	10,747	-	10,747	-
Money Market Funds	575,500	575,500	-	-
Total Investments in Securities:	$ 11,090,024	$ 6,170,260	$ 4,896,765	$ 22,999
Derivative Instruments:
Assets
Futures Contracts	$ 9,203	$ 9,203	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 381,182
Level 2 to Level 1	$ 79,997
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 9,203	$ -
Total Value of Derivatives	$ 9,203	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $44,670) - See accompanying schedule: Unaffiliated issuers (cost $9,188,061)	$ 10,502,083
Fidelity Central Funds (cost $575,500)	575,500
Other affiliated issuers (cost $18,503)	12,441
Total Investments (cost $9,782,064)		$ 11,090,024
Segregated cash with brokers for derivative instruments		9,348
Cash		172
Foreign currency held at value (cost $21,001)		21,001
Receivable for investments sold		28,370
Receivable for fund shares sold		12,338
Dividends receivable		24,068
Distributions receivable from Fidelity Central Funds		111
Prepaid expenses		30
Other receivables		3,575
Total assets		11,189,037

Liabilities
Payable for investments purchased
Regular delivery	$ 75,392
Delayed delivery	83,867
Payable for fund shares redeemed	5,982
Accrued management fee	7,145
Distribution and service plan fees payable	104
Payable for daily variation margin for derivative instruments	1,067
Other affiliated payables	1,508
Other payables and accrued expenses	593
Collateral on securities loaned, at value	46,206
Total liabilities		221,864

Net Assets		$ 10,967,173
Net Assets consist of:
Paid in capital		$ 9,614,122
Undistributed net investment income		108,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,154)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,317,436
Net Assets		$ 10,967,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($282,714 ÷ 7,106.131 shares)	$ 39.78

Maximum offering price per share (100/94.25 of $39.78)	$ 42.21
Class T: Net Asset Value and redemption price per share ($42,965 ÷ 1,087.491 shares)	$ 39.51

Maximum offering price per share (100/96.50 of $39.51)	$ 40.94
Class B: Net Asset Value and offering price per share ($2,249 ÷ 57.378 shares)A	$ 39.20

Class C: Net Asset Value and offering price per share ($31,737 ÷ 810.917 shares)A	$ 39.14

International Discovery: Net Asset Value, offering price and redemption price per share ($7,208,744 ÷ 179,698.201 shares)	$ 40.12

Class K: Net Asset Value, offering price and redemption price per share ($2,307,850 ÷ 57,614.604 shares)	$ 40.06

Class I: Net Asset Value, offering price and redemption price per share ($1,060,821 ÷ 26,500.627 shares)	$ 40.03

Class Z: Net Asset Value, offering price and redemption price per share ($30,093 ÷ 751.671 shares)	$ 40.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2015

Investment Income
Dividends (including $841 earned from other affiliated issuers)		$ 237,713
Special dividends		34,094
Interest		101
Income from Fidelity Central Funds		3,936
Income before foreign taxes withheld		275,844
Less foreign taxes withheld		(19,005)
Total income		256,839

Expenses
Management fee
Basic fee	$ 74,535
Performance adjustment	11,730
Transfer agent fees	16,773
Distribution and service plan fees	1,337
Accounting and security lending fees	1,839
Custodian fees and expenses	1,612
Independent trustees' compensation	47
Registration fees	226
Audit	124
Legal	30
Miscellaneous	101
Total expenses before reductions	108,354
Expense reductions	(1,353)	107,001
Net investment income (loss)		149,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $606)	220,061
Other affiliated issuers	(3,654)
Foreign currency transactions	(3,878)
Futures contracts	33,241
Total net realized gain (loss)		245,770
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,503)	13,737
Assets and liabilities in foreign currencies	2,313
Futures contracts	(15,395)
Total change in net unrealized appreciation (depreciation)		655
Net gain (loss)		246,425
Net increase (decrease) in net assets resulting from operations		$ 396,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 149,838	$ 199,098
Net realized gain (loss)	245,770	758,004
Change in net unrealized appreciation (depreciation)	655	(958,756)
Net increase (decrease) in net assets resulting from operations	396,263	(1,654)
Distributions to shareholders from net investment income	(74,589)	(136,326)
Distributions to shareholders from net realized gain	-	(88,586)
Total distributions	(74,589)	(224,912)
Share transactions - net increase (decrease)	(353,147)	(69,908)
Redemption fees	95	139
Total increase (decrease) in net assets	(31,378)	(296,335)

Net Assets
Beginning of period	10,998,551	11,294,886
End of period (including undistributed net investment income of $108,769 and undistributed net investment income of $68,609, respectively)	$ 10,967,173	$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Income from Investment Operations
Net investment income (loss) C	.40F	.53G	.34	.41	.42
Net realized and unrealized gain (loss)	.79	(.67)	7.97	2.11	(2.52)
Total from investment operations	1.19	(.14)	8.31	2.52	(2.10)
Distributions from net investment income	(.11)	(.33)	(.45)	(.29)	(.38)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.11)	(.65) K	(.48)	(.29)	(.54)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.78	$ 38.70	$ 39.49	$ 31.66	$ 29.43
Total ReturnA, B	3.09%	(.36)%	26.59%	8.70%	(6.71)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.33%	1.28%	1.35%	1.34%	1.30%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.34%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.33%	1.31%	1.25%
Net investment income (loss)	1.00%F	1.35%G	.97%	1.41%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 297	$ 347	$ 299	$ 320
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Income from Investment Operations
Net investment income (loss) C	.30F	.44G	.26	.34	.34
Net realized and unrealized gain (loss)	.80	(.68)	7.92	2.09	(2.51)
Total from investment operations	1.10	(.24)	8.18	2.43	(2.17)
Distributions from net investment income	(.02)	(.25)	(.34)	(.19)	(.30)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.02)	(.56)	(.37)	(.19)	(.46)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.51	$ 38.43	$ 39.23	$ 31.42	$ 29.18
Total ReturnA, B	2.86%	(.60)%	26.31%	8.41%	(6.96)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.57%	1.51%	1.59%	1.59%	1.56%
Expenses net of fee waivers, if any	1.57%	1.51%	1.59%	1.59%	1.55%
Expenses net of all reductions	1.56%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.76%F	1.11%G	.73%	1.16%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 49	$ 53	$ 46	$ 61
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Income from Investment Operations
Net investment income (loss) C	.08F	.22G	.08	.19	.17
Net realized and unrealized gain (loss)	.80	(.66)	7.90	2.09	(2.48)
Total from investment operations	.88	(.44)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.01)	(.15)	(.02)	(.12)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.32)	(.18)	(.02)	(.27) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.20	$ 38.32	$ 39.08	$ 31.28	$ 29.02
Total ReturnA, B	2.30%	(1.12)%	25.64%	7.85%	(7.39)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of fee waivers, if any	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of all reductions	2.11%	2.05%	2.08%	2.06%	2.02%
Net investment income (loss)	.21%F	.57%G	.22%	.66%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 5	$ 7	$ 8	$ 10
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Income from Investment Operations
Net investment income (loss) C	.10F	.23G	.08	.19	.18
Net realized and unrealized gain (loss)	.79	(.66)	7.90	2.09	(2.49)
Total from investment operations	.89	(.43)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.08)	(.20)	(.04)	(.14)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.39)	(.23)	(.04)	(.29) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.14	$ 38.25	$ 39.07	$ 31.32	$ 29.08
Total ReturnA, B	2.33%	(1.10)%	25.65%	7.86%	(7.37)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.09%	2.03%	2.10%	2.09%	2.05%
Expenses net of fee waivers, if any	2.09%	2.03%	2.09%	2.09%	2.04%
Expenses net of all reductions	2.08%	2.02%	2.07%	2.06%	2.00%
Net investment income (loss)	.24%F	.60%G	.23%	.66%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 35	$ 36	$ 30	$ 33
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Income from Investment Operations
Net investment income (loss) B	.54E	.67F	.47	.51	.53
Net realized and unrealized gain (loss)	.81	(.68)	8.02	2.12	(2.54)
Total from investment operations	1.35	(.01)	8.49	2.63	(2.01)
Distributions from net investment income	(.26)	(.47)	(.55)	(.41)	(.48)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.78)	(.58)	(.41)	(.64)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.12	$ 39.03	$ 39.82	$ 31.91	$ 29.69
Total ReturnA	3.47%	(.01)%	27.03%	9.03%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.99%	.93%	1.00%	1.01%	.97%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.01%	.96%
Expenses net of all reductions	.98%	.93%	.98%	.98%	.92%
Net investment income (loss)	1.34%E	1.69%F	1.32%	1.73%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$ 7,209	$ 7,464	$ 7,800	$ 5,965	$ 6,806
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Income from Investment Operations
Net investment income (loss) B	.59E	.72F	.52	.57	.58
Net realized and unrealized gain (loss)	.81	(.67)	8.01	2.11	(2.54)
Total from investment operations	1.40	.05	8.53	2.68	(1.96)
Distributions from net investment income	(.31)	(.53)	(.61)	(.47)	(.55)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.31)	(.84)	(.64)	(.47)	(.70) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.06	$ 38.97	$ 39.76	$ 31.87	$ 29.66
Total ReturnA	3.61%	.13%	27.23%	9.24%	(6.24)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.86%	.80%	.85%	.83%	.80%
Expenses net of fee waivers, if any	.86%	.80%	.85%	.83%	.79%
Expenses net of all reductions	.85%	.79%	.83%	.80%	.75%
Net investment income (loss)	1.47%E	1.83%F	1.47%	1.91%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$ 2,308	$ 2,464	$ 2,576	$ 1,776	$ 1,245
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Income from Investment Operations
Net investment income (loss) B	.53E	.67F	.47	.52	.54
Net realized and unrealized gain (loss)	.80	(.68)	8.01	2.11	(2.55)
Total from investment operations	1.33	(.01)	8.48	2.63	(2.01)
Distributions from net investment income	(.26)	(.48)	(.56)	(.41)	(.50)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.79)	(.59)	(.41)	(.65) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.76	$ 31.87	$ 29.65
Total ReturnA	3.44%	(.01)%	27.03%	9.07%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	1.00%	1.00%	.95%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.00%	.94%
Expenses net of all reductions	.98%	.93%	.97%	.97%	.90%
Net investment income (loss)	1.33%E	1.69%F	1.33%	1.75%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$ 1,061	$ 650	$ 476	$ 294	$ 278
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class Z

Years ended October 31,	2015	2014	2013 I
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss)D	.59G	.72H	.07
Net realized and unrealized gain (loss)	.80	(.68)	2.48
Total from investment operations	1.39	.04	2.55
Distributions from net investment income	(.32)	(.54)	-
Distributions from net realized gain	-	(.31)	-
Total distributions	(.32)	(.85)	-
Redemption fees added to paid in capitalD, K	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.77
Total ReturnB, C	3.58%	.12%	6.85%
Ratios to Average Net AssetsE, J
Expenses before reductions	.86%	.80%	.85%A
Expenses net of fee waivers, if any	.86%	.80%	.85%A
Expenses net of all reductions	.85%	.79%	.83%A
Net investment income (loss)	1.47%G	1.83%H	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,093	$ 35,125	$ 107
Portfolio turnover rateF	60%L	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

I For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of larger-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.005 per share.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

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3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,751,994
Gross unrealized depreciation	(459,470)
Net unrealized appreciation (depreciation) on securities	$ 1,292,524
Tax Cost	$ 9,797,500

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 109,669
Capital loss carryforward	$ (49,248)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,292,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (49,248)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 74,589	$ 224,912

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $33,241 and a change in net unrealized appreciation (depreciation) of $(15,395) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,392,387 and $6,317,742, respectively.

Redemptions In-Kind. During the period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $197,848. The net realized gain of $41,387 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 731	$ 4
Class T	.25%	.25%	229	1
Class B	.75%	.25%	34	25
Class C	.75%	.25%	343	37
			$ 1,337	$ 67

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	7
Class B A	1
Class C A	3
$ 73

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 788.27
Class T	117.26
Class B	10.30
Class C	93.27
International Discovery	13,037.18
Class K	1,135.05
Class I	1,576.18
Class Z	17.05
	$ 16,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $46

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,281. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 6
Class T	1
Class B	-*
Class C	1
International Discovery	177
Class I	13
$ 198

* In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 864	$ 2,857
Class T	23	344
Class B	-	2
Class C	-	79
International Discovery	49,040	93,065
Class K	19,835	33,983
Class I	4,544	5,936
Class Z	283	60
Total	$ 74,589	$ 136,326
From net realized gain
Class A	$ -	$ 2,660
Class T	-	423
Class B	-	52
Class C	-	295
International Discovery	-	61,190
Class K	-	20,093
Class I	-	3,838
Class Z	-	35
Total	$ -	$ 88,586

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,331	1,382	$ 53,289	$ 54,489
Reinvestment of distributions	22	137	843	5,280
Shares redeemed	(1,915)	(2,632)	(76,178)	(104,067)
Net increase (decrease)	(562)	(1,113)	$ (22,046)	$ (44,298)
Class T
Shares sold	178	200	$ 7,105	$ 7,804
Reinvestment of distributions	1	19	23	736
Shares redeemed	(355)	(311)	(13,954)	(12,118)
Net increase (decrease)	(176)	(92)	$ (6,826)	$ (3,578)
Class B
Shares sold	1	6	$ 53	$ 233
Reinvestment of distributions	-	1	-	51
Shares redeemed	(64)	(58)	(2,536)	(2,266)
Net increase (decrease)	(63)	(51)	$ (2,483)	$ (1,982)
Class C
Shares sold	201	232	$ 7,918	$ 9,059
Reinvestment of distributions	-	9	-	337
Shares redeemed	(314)	(250)	(12,486)	(9,726)
Net increase (decrease)	(113)	(9)	$ (4,568)	$ (330)
International Discovery
Shares sold	20,827	28,809	$ 832,233	$ 1,144,588
Reinvestment of distributions	1,199	3,813	46,913	148,138
Shares redeemed	(33,573)	(37,231)	(1,345,593)	(1,476,965)
Net increase (decrease)	(11,547)	(4,609)	$ (466,447)	$ (184,239)
Class K
Shares sold	15,372	15,775	$ 613,737	$ 628,261
Reinvestment of distributions	508	1,396	19,835	54,076
Shares redeemed	(21,494) A	(18,729)	(860,632) A	(741,205)
Net increase (decrease)	(5,614)	(1,558)	$ (227,060)	$ (58,868)
Class I
Shares sold	15,392	10,468	$ 602,134	$ 410,346
Reinvestment of distributions	33	91	1,286	3,529
Shares redeemed	(5,606)	(5,852)	(221,504)	(225,868)
Net increase (decrease)	9,819	4,707	$ 381,916	$ 188,007
Class Z
Shares sold	402	993	$ 16,312	$ 39,070
Reinvestment of distributions	7	2	283	95
Shares redeemed	(559)	(96)	(22,228)	(3,785)
Net increase (decrease)	(150)	899	$ (5,633)	$ 35,380

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.269	$0.005
Class T	12/07/15	12/04/15	$0.170	$0.005
Class B	12/07/15	12/04/15	$0.000	$0.000
Class C	12/07/14	12/04/15	$0.000	$0.000

Class A designates 12%; Class T designates 28%; Class B designates 0%; and Class C designates 0%; of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class B designates 0%; and Class C designates 0%; of dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.1616	$0.0486
Class T	12/08/14	$0.0676	$0.0486
Class B	12/08/14	$0.0000	$0.0000
Class C	12/08/14	$0.0000	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, the retail class, and Class K ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AID-UANN-1215
1.806656.110
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	3.44%	6.05%	5.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager William Kennedy: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the 0.08% return of the benchmark MSCI EAFE Index. Most of the fund's outperformance came from security selection in the financials and consumer discretionary sectors, favorable positioning in continental Europe and Asia Pacific ex Japan and stock picks in the United Kingdom. Sector allocations gave an added boost. In terms of top individual contributors, an average underweighting in U.K.-listed oil and gas company Royal Dutch Shell helped, as plunging oil prices caused the stock to decline. An out-of-index stake in Constellation Software returned roughly 55%, as the Canadian company's track record of smart acquisitions drove better-than-expected earnings growth. Another winner was Luxembourg-based media company Altice, which saw its entrepreneurial management team and appetite for acquisitions drive a huge gain. By contrast, the fund's underweighting in Japan modestly hindered relative performance. In terms of individual detractors, an overweighting in France-based exploration and production company Total hurt as oil prices slid. A tiny out-of-index stake in Australia-based online fashion retailer MySale Group detracted when a profit warning sank the stock. Altice and MySale were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 965.80	$ 6.59
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.57%
Actual		$ 1,000.00	$ 964.80	$ 7.78
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class B	2.11%
Actual		$ 1,000.00	$ 962.00	$ 10.43
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.09%
Actual		$ 1,000.00	$ 962.10	$ 10.34
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Discovery	.99%
Actual		$ 1,000.00	$ 967.70	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class K	.86%
Actual		$ 1,000.00	$ 968.10	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class I	1.00%
Actual		$ 1,000.00	$ 967.40	$ 4.96
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Class Z	.87%
Actual		$ 1,000.00	$ 968.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	99.1
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.0	1.8
Novartis AG (Switzerland, Pharmaceuticals)	1.8	1.7
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.4	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.3	1.3
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.3	1.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.2
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.3	1.2
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2	1.1
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.1	1.1
	14.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.2	24.6
Consumer Discretionary	17.4	16.9
Health Care	12.8	13.2
Consumer Staples	11.9	9.5
Industrials	10.5	10.9
Information Technology	7.5	9.7
Telecommunication Services	4.9	4.7
Energy	4.3	5.0
Materials	2.3	3.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (000s)
Australia - 1.7%
1-Page Ltd. (a)	2,546,348	$ 8,566
Ansell Ltd.	1,597,592	22,734
Australia & New Zealand Banking Group Ltd.	3,558,240	68,817
Flight Centre Travel Group Ltd. (d)	485,418	13,059
Mantra Group Ltd.	7,839,732	22,935
Ramsay Health Care Ltd.	1,171,082	51,478
TOTAL AUSTRALIA		187,589
Austria - 0.3%
Andritz AG	447,100	22,518
Erste Group Bank AG (a)	456,800	13,397
TOTAL AUSTRIA		35,915
Bailiwick of Jersey - 1.7%
Integrated Diagnostics Holdings PLC (a)	4,961,400	27,337
Regus PLC	11,120,488	57,362
Shire PLC	588,700	44,583
Wolseley PLC	1,048,393	61,553
TOTAL BAILIWICK OF JERSEY		190,835
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,256,127	149,887
KBC Groep NV	955,745	58,225
TOTAL BELGIUM		208,112
Bermuda - 0.5%
PAX Global Technology Ltd.	43,428,000	56,789
Canada - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	786,100	33,816
Constellation Software, Inc.	230,700	99,683
Entertainment One Ltd.	3,283,077	11,119
Imperial Oil Ltd.	1,249,100	41,563
PrairieSky Royalty Ltd. (d)	1,502,800	29,571
Suncor Energy, Inc.	680,200	20,241
TOTAL CANADA		235,993
Cayman Islands - 1.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	385,500	32,316
CK Hutchison Holdings Ltd.	1,264,716	17,318
Ctrip.com International Ltd. sponsored ADR (a)	148,100	13,769
Lee's Pharmaceutical Holdings Ltd.	6,774,164	8,746
Qunar Cayman Islands Ltd. sponsored ADR (a)	515,900	25,042
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Regina Miracle International Holdings Ltd.	15,269,891	$ 13,845
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	826,200	36,931
TOTAL CAYMAN ISLANDS		147,967
China - 0.5%
Jiangsu Hengrui Medicine Co. Ltd.	4,183,623	34,711
Kweichow Moutai Co. Ltd.	663,582	22,405
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	697,195	2,215
TOTAL CHINA		59,331
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	520,230	229
Denmark - 1.2%
Novo Nordisk A/S Series B	2,385,545	126,681
Finland - 0.7%
Sampo Oyj (A Shares)	1,663,200	81,351
France - 9.6%
Accor SA	1,694,818	84,314
Air Liquide SA	429,100	55,632
ALTEN	88,659	4,602
Atos Origin SA	441,674	35,237
AXA SA	3,834,100	102,325
Capgemini SA	860,800	76,701
Cegedim SA (a)	539,590	19,136
Havas SA	4,843,944	42,027
Numericable Group SA (a)	340,324	15,419
Rexel SA	1,265,582	17,299
Safran SA	614,700	46,689
Sanofi SA	992,072	100,076
Sodexo SA	433,700	38,616
SR Teleperformance SA	291,800	22,936
Total SA (d)	4,569,799	220,991
Unibail-Rodamco	157,400	43,981
VINCI SA	1,425,100	96,189
Vivendi SA	1,148,200	27,622
TOTAL FRANCE		1,049,792
Germany - 5.5%
Aareal Bank AG	1,026,009	39,094
Axel Springer Verlag AG	526,702	29,620
Beiersdorf AG	244,300	23,219
Continental AG	299,300	71,980
Common Stocks - continued
	Shares	Value (000s)
Germany - continued
Deutsche Boerse AG	529,594	$ 48,773
Deutsche Telekom AG	3,260,600	61,076
Fresenius SE & Co. KGaA	471,500	34,647
GEA Group AG	884,110	35,452
KION Group AG	1,377,249	62,109
LEG Immobilien AG	254,661	20,317
OSRAM Licht AG	1,016,232	59,797
ProSiebenSat.1 Media AG	1,176,900	63,661
Rational AG	84,000	33,350
United Internet AG	433,247	22,513
TOTAL GERMANY		605,608
Hong Kong - 3.0%
AIA Group Ltd.	24,849,200	145,699
China Resources Beer Holdings Co. Ltd.	21,482,000	40,562
Techtronic Industries Co. Ltd.	38,670,000	141,365
TOTAL HONG KONG		327,626
India - 3.0%
Bharti Infratel Ltd. (a)	12,647,734	75,119
HDFC Bank Ltd. sponsored ADR	1,298,584	79,395
Housing Development Finance Corp. Ltd.	7,355,732	140,900
Lupin Ltd.	452,781	13,331
Sun Pharmaceutical Industries Ltd.	347,397	4,721
Titan Co. Ltd. (a)	2,186,522	11,862
TOTAL INDIA		325,328
Ireland - 1.4%
Bank of Ireland (a)	62,440,800	23,002
Dalata Hotel Group PLC (a)	388,200	1,930
Glanbia PLC	2,527,500	49,028
Kerry Group PLC Class A	989,500	80,465
TOTAL IRELAND		154,425
Isle of Man - 0.7%
Optimal Payments PLC (a)	11,615,044	54,433
Playtech Ltd.	1,395,092	18,410
TOTAL ISLE OF MAN		72,843
Israel - 1.3%
Frutarom Industries Ltd.	1,038,100	44,860
Common Stocks - continued
	Shares	Value (000s)
Israel - continued
Partner Communications Co. Ltd. (a)	1,755,983	$ 7,969
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,558,300	92,236
TOTAL ISRAEL		145,065
Italy - 2.9%
De Longhi SpA	2,630,100	64,438
Intesa Sanpaolo SpA	25,324,300	88,222
Mediaset SpA	17,602,100	89,425
Telecom Italia SpA (a)	50,788,000	70,853
TOTAL ITALY		312,938
Japan - 15.9%
ACOM Co. Ltd. (a)(d)	5,223,800	28,599
Aozora Bank Ltd.	11,048,000	40,381
Asahi Group Holdings	1,240,200	38,255
Astellas Pharma, Inc.	6,994,600	101,523
Coca-Cola Central Japan Co. Ltd.	536,400	7,539
Dentsu, Inc.	1,281,800	72,060
Don Quijote Holdings Co. Ltd.	1,346,000	49,444
Hitachi Ltd.	10,000	58
Hoya Corp.	2,994,400	123,569
Japan Exchange Group, Inc.	1,932,000	31,088
Japan Tobacco, Inc.	1,302,700	45,089
KDDI Corp.	5,167,900	125,055
Keyence Corp.	147,360	76,717
Misumi Group, Inc.	3,200,000	41,671
Mitsubishi UFJ Financial Group, Inc.	21,656,100	140,062
Monex Group, Inc.	12,212,749	34,330
NEC Corp.	25,011,000	77,159
Nidec Corp.	701,900	52,892
Olympus Corp.	1,784,400	60,190
ORIX Corp.	6,891,200	100,638
Sanken Electric Co. Ltd.	1,393,000	4,841
Seven & i Holdings Co. Ltd.	931,900	42,331
Seven Bank Ltd.	12,110,400	55,182
Shinsei Bank Ltd.	32,483,000	68,109
SoftBank Corp.	724,300	40,581
Sony Corp.	2,320,500	65,961
Sundrug Co. Ltd.	626,200	32,988
Tsuruha Holdings, Inc.	1,040,400	82,425
United Arrows Ltd.	847,000	36,490
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
VT Holdings Co. Ltd.	3,895,300	$ 24,089
Welcia Holdings Co. Ltd.	964,000	47,511
TOTAL JAPAN		1,746,827
Luxembourg - 0.8%
Eurofins Scientific SA	83,911	30,381
Grand City Properties SA	3,000,560	59,920
TOTAL LUXEMBOURG		90,301
Marshall Islands - 0.1%
Hoegh LNG Partners LP (e)	715,655	11,465
Netherlands - 4.0%
AerCap Holdings NV (a)	2,303,100	95,579
Arcadis NV	1,205,000	30,411
IMCD Group BV	1,938,100	72,505
ING Groep NV (Certificaten Van Aandelen)	4,566,600	66,462
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,836,500	173,477
TOTAL NETHERLANDS		438,434
New Zealand - 0.6%
EBOS Group Ltd.	3,173,554	29,333
Ryman Healthcare Group Ltd.	7,179,412	38,358
TOTAL NEW ZEALAND		67,691
Philippines - 0.3%
SM Investments Corp.	1,651,390	30,830
Portugal - 0.3%
NOS SGPS SA	3,466,500	28,814
South Africa - 1.1%
EOH Holdings Ltd.	2,871,867	31,751
Naspers Ltd. Class N	593,000	86,857
TOTAL SOUTH AFRICA		118,608
Spain - 2.5%
Amadeus IT Holding SA Class A	1,727,200	73,617
Atresmedia Corporacion de Medios de Comunicacion SA	2,218,100	28,465
Hispania Activos Inmobiliarios SA (a)	1,091,600	16,445
Inditex SA	2,302,339	86,346
Mediaset Espana Comunicacion SA	3,431,200	41,712
Merlin Properties Socimi SA	2,497,700	32,025
TOTAL SPAIN		278,610
Common Stocks - continued
	Shares	Value (000s)
Sweden - 3.1%
ASSA ABLOY AB (B Shares)	2,977,200	$ 59,226
Getinge AB (B Shares)	2,702,600	67,663
HEXPOL AB (B Shares)	2,985,000	29,069
Nordea Bank AB	5,783,000	63,966
Sandvik AB	3,361,100	31,433
Svenska Cellulosa AB (SCA) (B Shares)	1,545,100	45,509
Svenska Handelsbanken AB (A Shares)	2,990,700	40,618
TOTAL SWEDEN		337,484
Switzerland - 5.1%
Credit Suisse Group AG (h)(k)	3,643,900	83,867
EFG International	1,747,368	17,554
GAM Holding Ltd.	1,413,451	25,882
Julius Baer Group Ltd.	955,230	47,363
Novartis AG	2,126,476	192,635
Partners Group Holding AG	225,896	81,816
Schindler Holding AG (participation certificate)	182,339	29,626
Syngenta AG (Switzerland)	101,678	34,161
UBS Group AG	2,453,481	49,097
TOTAL SWITZERLAND		562,001
Taiwan - 0.1%
JHL Biotech, Inc. (a)	4,995,560	11,141
Turkey - 0.0%
Logo Yazilim Sanayi Ve Ticar	2	0
United Kingdom - 19.1%
AA PLC	3,853,399	16,449
Aberdeen Asset Management PLC	4,206,932	22,485
Al Noor Hospitals Group PLC	2,335,318	42,337
Associated British Foods PLC	776,700	41,369
Aviva PLC	6,618,100	49,461
B&M European Value Retail S.A.	8,573,709	44,066
Barclays PLC	16,052,760	57,192
BCA Marketplace PLC	7,808,000	21,275
BG Group PLC	2,346,020	37,064
BT Group PLC	6,169,700	44,061
BTG PLC (a)	1,727,000	14,696
Bunzl PLC	2,087,500	59,824
Compass Group PLC	2,024,800	34,808
Diploma PLC	2,326,200	23,005
Essentra PLC	2,145,000	27,843
Hikma Pharmaceuticals PLC	2,598,333	86,681
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Howden Joinery Group PLC	10,977,300	$ 78,453
HSBC Holdings PLC (United Kingdom)	10,446,000	81,614
Imperial Tobacco Group PLC	2,092,292	112,859
ITV PLC	21,873,900	85,111
JUST EAT Ltd. (a)	595,900	3,913
Liberty Global PLC Class A (a)	665,500	29,628
Lloyds Banking Group PLC	69,588,800	78,984
London Stock Exchange Group PLC	2,190,936	85,959
Melrose PLC	10,942,678	44,906
Micro Focus International PLC	3,266,700	63,251
Next PLC	760,844	93,833
Persimmon PLC	1,478,400	45,445
Poundland Group PLC	6,866,990	29,112
Reckitt Benckiser Group PLC	759,700	74,140
Rex Bionics PLC (a)(e)	1,304,916	976
Rio Tinto PLC	1,353,600	49,332
Royal Dutch Shell PLC Class A (United Kingdom)	1,108,500	28,940
SABMiller PLC	723,500	44,558
Schroders PLC	598,200	27,509
Shawbrook Group Ltd.	9,004,300	47,098
Spirax-Sarco Engineering PLC	542,700	25,442
St. James's Place Capital PLC	5,426,000	80,678
Taylor Wimpey PLC	11,785,800	35,975
The Restaurant Group PLC	1,956,100	21,621
Virgin Money Holdings Uk PLC	5,909,100	35,327
Vodafone Group PLC	31,387,896	103,296
Whitbread PLC	700,994	53,665
Workspace Group PLC	652,800	9,636
TOTAL UNITED KINGDOM		2,093,877
United States of America - 3.1%
Chevron Corp.	854,400	77,648
Constellation Brands, Inc. Class A (sub. vtg.)	626,700	84,479
McGraw Hill Financial, Inc.	686,300	63,579
Monster Beverage Corp. (a)	168,900	23,024
Visa, Inc. Class A	1,154,500	89,566
TOTAL UNITED STATES OF AMERICA		338,296
TOTAL COMMON STOCKS (Cost $9,171,863)		10,478,796
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (000s)
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. (k)	5,958,244	$ 22,999
Germany - 0.0%
Henkel AG & Co. KGaA	476	52
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,888)		23,051
Government Obligations - 0.0%
		Principal Amount (000s) (j)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 12/3/15 to 12/17/15 (i) (Cost $1,930)		$ 1,930	1,930
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $13,883)	EUR	9,040	10,747
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	529,294,097	529,294
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	46,206,017	46,206
TOTAL MONEY MARKET FUNDS (Cost $575,500)		575,500
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $9,782,064)		11,090,024
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(122,851)
NET ASSETS - 100%		$ 10,967,173
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,033 CME Nikkei 225 Index Contracts (United States)	Dec. 2015	$ 192,271	$ 9,203
The face value of futures purchased as a percentage of net assets is 1.8%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $226,950,000.
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,747,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,930,000.
(j) Amount is stated in United States dollars unless otherwise noted.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $106,866,000 or 1.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd.	1/26/15	$ 18,833
Credit Suisse Group AG	10/21/15	$ 86,402
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 655
Fidelity Securities Lending Cash Central Fund	3,281
Total	$ 3,936
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$ 12,426	$ 2,837	$ 275	$ 729	$ 11,465
MySale Group PLC	26,053	-	5,920	-	-
PAX Global Technology Ltd.	71,203	795	36,965	112	-
Rex Bionics PLC	3,518	-	24	-	976
Total	$ 113,200	$ 3,632	$ 43,184	$ 841	$ 12,441

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,898,277	$ 1,361,738	$ 513,540	$ 22,999
Consumer Staples	1,297,202	666,346	630,856	-
Energy	467,483	180,488	286,995	-
Financials	2,676,653	1,281,424	1,395,229	-
Health Care	1,416,831	497,206	919,625	-
Industrials	1,146,371	836,192	310,179	-
Information Technology	830,123	605,993	224,130	-
Materials	240,897	157,404	83,493	-
Telecommunication Services	528,010	7,969	520,041	-
Government Obligations	1,930	-	1,930	-
Preferred Securities	10,747	-	10,747	-
Money Market Funds	575,500	575,500	-	-
Total Investments in Securities:	$ 11,090,024	$ 6,170,260	$ 4,896,765	$ 22,999
Derivative Instruments:
Assets
Futures Contracts	$ 9,203	$ 9,203	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 381,182
Level 2 to Level 1	$ 79,997
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 9,203	$ -
Total Value of Derivatives	$ 9,203	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $44,670) - See accompanying schedule: Unaffiliated issuers (cost $9,188,061)	$ 10,502,083
Fidelity Central Funds (cost $575,500)	575,500
Other affiliated issuers (cost $18,503)	12,441
Total Investments (cost $9,782,064)		$ 11,090,024
Segregated cash with brokers for derivative instruments		9,348
Cash		172
Foreign currency held at value (cost $21,001)		21,001
Receivable for investments sold		28,370
Receivable for fund shares sold		12,338
Dividends receivable		24,068
Distributions receivable from Fidelity Central Funds		111
Prepaid expenses		30
Other receivables		3,575
Total assets		11,189,037

Liabilities
Payable for investments purchased
Regular delivery	$ 75,392
Delayed delivery	83,867
Payable for fund shares redeemed	5,982
Accrued management fee	7,145
Distribution and service plan fees payable	104
Payable for daily variation margin for derivative instruments	1,067
Other affiliated payables	1,508
Other payables and accrued expenses	593
Collateral on securities loaned, at value	46,206
Total liabilities		221,864

Net Assets		$ 10,967,173
Net Assets consist of:
Paid in capital		$ 9,614,122
Undistributed net investment income		108,769
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,154)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,317,436
Net Assets		$ 10,967,173

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($282,714 ÷ 7,106.131 shares)	$ 39.78

Maximum offering price per share (100/94.25 of $39.78)	$ 42.21
Class T: Net Asset Value and redemption price per share ($42,965 ÷ 1,087.491 shares)	$ 39.51

Maximum offering price per share (100/96.50 of $39.51)	$ 40.94
Class B: Net Asset Value and offering price per share ($2,249 ÷ 57.378 shares)A	$ 39.20

Class C: Net Asset Value and offering price per share ($31,737 ÷ 810.917 shares)A	$ 39.14

International Discovery: Net Asset Value, offering price and redemption price per share ($7,208,744 ÷ 179,698.201 shares)	$ 40.12

Class K: Net Asset Value, offering price and redemption price per share ($2,307,850 ÷ 57,614.604 shares)	$ 40.06

Class I: Net Asset Value, offering price and redemption price per share ($1,060,821 ÷ 26,500.627 shares)	$ 40.03

Class Z: Net Asset Value, offering price and redemption price per share ($30,093 ÷ 751.671 shares)	$ 40.03

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2015

Investment Income
Dividends (including $841 earned from other affiliated issuers)		$ 237,713
Special dividends		34,094
Interest		101
Income from Fidelity Central Funds		3,936
Income before foreign taxes withheld		275,844
Less foreign taxes withheld		(19,005)
Total income		256,839

Expenses
Management fee
Basic fee	$ 74,535
Performance adjustment	11,730
Transfer agent fees	16,773
Distribution and service plan fees	1,337
Accounting and security lending fees	1,839
Custodian fees and expenses	1,612
Independent trustees' compensation	47
Registration fees	226
Audit	124
Legal	30
Miscellaneous	101
Total expenses before reductions	108,354
Expense reductions	(1,353)	107,001
Net investment income (loss)		149,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $606)	220,061
Other affiliated issuers	(3,654)
Foreign currency transactions	(3,878)
Futures contracts	33,241
Total net realized gain (loss)		245,770
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,503)	13,737
Assets and liabilities in foreign currencies	2,313
Futures contracts	(15,395)
Total change in net unrealized appreciation (depreciation)		655
Net gain (loss)		246,425
Net increase (decrease) in net assets resulting from operations		$ 396,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 149,838	$ 199,098
Net realized gain (loss)	245,770	758,004
Change in net unrealized appreciation (depreciation)	655	(958,756)
Net increase (decrease) in net assets resulting from operations	396,263	(1,654)
Distributions to shareholders from net investment income	(74,589)	(136,326)
Distributions to shareholders from net realized gain	-	(88,586)
Total distributions	(74,589)	(224,912)
Share transactions - net increase (decrease)	(353,147)	(69,908)
Redemption fees	95	139
Total increase (decrease) in net assets	(31,378)	(296,335)

Net Assets
Beginning of period	10,998,551	11,294,886
End of period (including undistributed net investment income of $108,769 and undistributed net investment income of $68,609, respectively)	$ 10,967,173	$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Income from Investment Operations
Net investment income (loss) C	.40F	.53G	.34	.41	.42
Net realized and unrealized gain (loss)	.79	(.67)	7.97	2.11	(2.52)
Total from investment operations	1.19	(.14)	8.31	2.52	(2.10)
Distributions from net investment income	(.11)	(.33)	(.45)	(.29)	(.38)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.11)	(.65) K	(.48)	(.29)	(.54)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.78	$ 38.70	$ 39.49	$ 31.66	$ 29.43
Total ReturnA, B	3.09%	(.36)%	26.59%	8.70%	(6.71)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.33%	1.28%	1.35%	1.34%	1.30%
Expenses net of fee waivers, if any	1.33%	1.28%	1.35%	1.34%	1.29%
Expenses net of all reductions	1.32%	1.28%	1.33%	1.31%	1.25%
Net investment income (loss)	1.00%F	1.35%G	.97%	1.41%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 283	$ 297	$ 347	$ 299	$ 320
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Income from Investment Operations
Net investment income (loss) C	.30F	.44G	.26	.34	.34
Net realized and unrealized gain (loss)	.80	(.68)	7.92	2.09	(2.51)
Total from investment operations	1.10	(.24)	8.18	2.43	(2.17)
Distributions from net investment income	(.02)	(.25)	(.34)	(.19)	(.30)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.02)	(.56)	(.37)	(.19)	(.46)
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.51	$ 38.43	$ 39.23	$ 31.42	$ 29.18
Total ReturnA, B	2.86%	(.60)%	26.31%	8.41%	(6.96)%
Ratios to Average Net AssetsD, H
Expenses before reductions	1.57%	1.51%	1.59%	1.59%	1.56%
Expenses net of fee waivers, if any	1.57%	1.51%	1.59%	1.59%	1.55%
Expenses net of all reductions	1.56%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.76%F	1.11%G	.73%	1.16%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 43	$ 49	$ 53	$ 46	$ 61
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Income from Investment Operations
Net investment income (loss) C	.08F	.22G	.08	.19	.17
Net realized and unrealized gain (loss)	.80	(.66)	7.90	2.09	(2.48)
Total from investment operations	.88	(.44)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.01)	(.15)	(.02)	(.12)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.32)	(.18)	(.02)	(.27) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.20	$ 38.32	$ 39.08	$ 31.28	$ 29.02
Total ReturnA, B	2.30%	(1.12)%	25.64%	7.85%	(7.39)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of fee waivers, if any	2.12%	2.06%	2.10%	2.09%	2.06%
Expenses net of all reductions	2.11%	2.05%	2.08%	2.06%	2.02%
Net investment income (loss)	.21%F	.57%G	.22%	.66%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 5	$ 7	$ 8	$ 10
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Income from Investment Operations
Net investment income (loss) C	.10F	.23G	.08	.19	.18
Net realized and unrealized gain (loss)	.79	(.66)	7.90	2.09	(2.49)
Total from investment operations	.89	(.43)	7.98	2.28	(2.31)
Distributions from net investment income	-	(.08)	(.20)	(.04)	(.14)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	-	(.39)	(.23)	(.04)	(.29) K
Redemption fees added to paid in capitalC, I	-	-	-	-	-
Net asset value, end of period	$ 39.14	$ 38.25	$ 39.07	$ 31.32	$ 29.08
Total ReturnA, B	2.33%	(1.10)%	25.65%	7.86%	(7.37)%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.09%	2.03%	2.10%	2.09%	2.05%
Expenses net of fee waivers, if any	2.09%	2.03%	2.09%	2.09%	2.04%
Expenses net of all reductions	2.08%	2.02%	2.07%	2.06%	2.00%
Net investment income (loss)	.24%F	.60%G	.23%	.66%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 32	$ 35	$ 36	$ 30	$ 33
Portfolio turnover rateE	60%J	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06)%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Income from Investment Operations
Net investment income (loss) B	.54E	.67F	.47	.51	.53
Net realized and unrealized gain (loss)	.81	(.68)	8.02	2.12	(2.54)
Total from investment operations	1.35	(.01)	8.49	2.63	(2.01)
Distributions from net investment income	(.26)	(.47)	(.55)	(.41)	(.48)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.78)	(.58)	(.41)	(.64)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.12	$ 39.03	$ 39.82	$ 31.91	$ 29.69
Total ReturnA	3.47%	(.01)%	27.03%	9.03%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.99%	.93%	1.00%	1.01%	.97%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.01%	.96%
Expenses net of all reductions	.98%	.93%	.98%	.98%	.92%
Net investment income (loss)	1.34%E	1.69%F	1.32%	1.73%	1.64%
Supplemental Data
Net assets, end of period (in millions)	$ 7,209	$ 7,464	$ 7,800	$ 5,965	$ 6,806
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Income from Investment Operations
Net investment income (loss) B	.59E	.72F	.52	.57	.58
Net realized and unrealized gain (loss)	.81	(.67)	8.01	2.11	(2.54)
Total from investment operations	1.40	.05	8.53	2.68	(1.96)
Distributions from net investment income	(.31)	(.53)	(.61)	(.47)	(.55)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.31)	(.84)	(.64)	(.47)	(.70) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.06	$ 38.97	$ 39.76	$ 31.87	$ 29.66
Total ReturnA	3.61%	.13%	27.23%	9.24%	(6.24)%
Ratios to Average Net AssetsC, G
Expenses before reductions	.86%	.80%	.85%	.83%	.80%
Expenses net of fee waivers, if any	.86%	.80%	.85%	.83%	.79%
Expenses net of all reductions	.85%	.79%	.83%	.80%	.75%
Net investment income (loss)	1.47%E	1.83%F	1.47%	1.91%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$ 2,308	$ 2,464	$ 2,576	$ 1,776	$ 1,245
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Income from Investment Operations
Net investment income (loss) B	.53E	.67F	.47	.52	.54
Net realized and unrealized gain (loss)	.80	(.68)	8.01	2.11	(2.55)
Total from investment operations	1.33	(.01)	8.48	2.63	(2.01)
Distributions from net investment income	(.26)	(.48)	(.56)	(.41)	(.50)
Distributions from net realized gain	-	(.31)	(.03)	-	(.16)
Total distributions	(.26)	(.79)	(.59)	(.41)	(.65) J
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.76	$ 31.87	$ 29.65
Total ReturnA	3.44%	(.01)%	27.03%	9.07%	(6.39)%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.00%	.93%	1.00%	1.00%	.95%
Expenses net of fee waivers, if any	.99%	.93%	1.00%	1.00%	.94%
Expenses net of all reductions	.98%	.93%	.97%	.97%	.90%
Net investment income (loss)	1.33%E	1.69%F	1.33%	1.75%	1.66%
Supplemental Data
Net assets, end of period (in millions)	$ 1,061	$ 650	$ 476	$ 294	$ 278
Portfolio turnover rateD	60%I	57%	65%	68%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Discovery Fund Class Z

Years ended October 31,	2015	2014	2013 I
Selected Per-Share Data
Net asset value, beginning of period	$ 38.96	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss)D	.59G	.72H	.07
Net realized and unrealized gain (loss)	.80	(.68)	2.48
Total from investment operations	1.39	.04	2.55
Distributions from net investment income	(.32)	(.54)	-
Distributions from net realized gain	-	(.31)	-
Total distributions	(.32)	(.85)	-
Redemption fees added to paid in capitalD, K	-	-	-
Net asset value, end of period	$ 40.03	$ 38.96	$ 39.77
Total ReturnB, C	3.58%	.12%	6.85%
Ratios to Average Net AssetsE, J
Expenses before reductions	.86%	.80%	.85%A
Expenses net of fee waivers, if any	.86%	.80%	.85%A
Expenses net of all reductions	.85%	.79%	.83%A
Net investment income (loss)	1.47%G	1.83%H	.76%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,093	$ 35,125	$ 107
Portfolio turnover rateF	60%L	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

I For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of larger-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.005 per share.

L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

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3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,751,994
Gross unrealized depreciation	(459,470)
Net unrealized appreciation (depreciation) on securities	$ 1,292,524
Tax Cost	$ 9,797,500

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 109,669
Capital loss carryforward	$ (49,248)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,292,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (49,248)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 74,589	$ 224,912

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $33,241 and a change in net unrealized appreciation (depreciation) of $(15,395) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,392,387 and $6,317,742, respectively.

Redemptions In-Kind. During the period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for cash and investments, including accrued interest with a value of $197,848. The net realized gain of $41,387 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 731	$ 4
Class T	.25%	.25%	229	1
Class B	.75%	.25%	34	25
Class C	.75%	.25%	343	37
			$ 1,337	$ 67

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	7
Class B A	1
Class C A	3
$ 73

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 788.27
Class T	117.26
Class B	10.30
Class C	93.27
International Discovery	13,037.18
Class K	1,135.05
Class I	1,576.18
Class Z	17.05
	$ 16,773

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $46

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,281. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 6
Class T	1
Class B	-*
Class C	1
International Discovery	177
Class I	13
$ 198

* In the amount of less than five hundred dollars.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 864	$ 2,857
Class T	23	344
Class B	-	2
Class C	-	79
International Discovery	49,040	93,065
Class K	19,835	33,983
Class I	4,544	5,936
Class Z	283	60
Total	$ 74,589	$ 136,326
From net realized gain
Class A	$ -	$ 2,660
Class T	-	423
Class B	-	52
Class C	-	295
International Discovery	-	61,190
Class K	-	20,093
Class I	-	3,838
Class Z	-	35
Total	$ -	$ 88,586

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,331	1,382	$ 53,289	$ 54,489
Reinvestment of distributions	22	137	843	5,280
Shares redeemed	(1,915)	(2,632)	(76,178)	(104,067)
Net increase (decrease)	(562)	(1,113)	$ (22,046)	$ (44,298)
Class T
Shares sold	178	200	$ 7,105	$ 7,804
Reinvestment of distributions	1	19	23	736
Shares redeemed	(355)	(311)	(13,954)	(12,118)
Net increase (decrease)	(176)	(92)	$ (6,826)	$ (3,578)
Class B
Shares sold	1	6	$ 53	$ 233
Reinvestment of distributions	-	1	-	51
Shares redeemed	(64)	(58)	(2,536)	(2,266)
Net increase (decrease)	(63)	(51)	$ (2,483)	$ (1,982)
Class C
Shares sold	201	232	$ 7,918	$ 9,059
Reinvestment of distributions	-	9	-	337
Shares redeemed	(314)	(250)	(12,486)	(9,726)
Net increase (decrease)	(113)	(9)	$ (4,568)	$ (330)
International Discovery
Shares sold	20,827	28,809	$ 832,233	$ 1,144,588
Reinvestment of distributions	1,199	3,813	46,913	148,138
Shares redeemed	(33,573)	(37,231)	(1,345,593)	(1,476,965)
Net increase (decrease)	(11,547)	(4,609)	$ (466,447)	$ (184,239)
Class K
Shares sold	15,372	15,775	$ 613,737	$ 628,261
Reinvestment of distributions	508	1,396	19,835	54,076
Shares redeemed	(21,494) A	(18,729)	(860,632) A	(741,205)
Net increase (decrease)	(5,614)	(1,558)	$ (227,060)	$ (58,868)
Class I
Shares sold	15,392	10,468	$ 602,134	$ 410,346
Reinvestment of distributions	33	91	1,286	3,529
Shares redeemed	(5,606)	(5,852)	(221,504)	(225,868)
Net increase (decrease)	9,819	4,707	$ 381,916	$ 188,007
Class Z
Shares sold	402	993	$ 16,312	$ 39,070
Reinvestment of distributions	7	2	283	95
Shares redeemed	(559)	(96)	(22,228)	(3,785)
Net increase (decrease)	(150)	899	$ (5,633)	$ 35,380

A Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.418	$0.005

Class I designates 6% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.3126	$0.0486

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, the retail class, and Class K ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AIDI-UANN-1215
1.806657.110
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-2.73%	5.65%	1.49%
Class T (incl. 3.50% sales charge)	-0.75%	5.85%	1.51%
Class B (incl. contingent deferred sales charge) B	-2.71%	5.77%	1.57%
Class C (incl. contingent deferred sales charge) C	1.30%	6.07%	1.46%

A From November 1, 2007.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes (excluding sales charges, if applicable) produced low-single-digit gains, underperforming the 4.28% result of the benchmark MSCI EAFE Growth Index. The fund underperformed the benchmark largely for idiosyncratic reasons, including a fair-value pricing adjustment and unfavorable currency movements. Security selection was helpful overall, especially in information technology, materials and financials. Conversely, picks in health care hampered our relative result. In country terms, stock picking was strong in Australia, Spain and Switzerland, but weak in Hong Kong and Germany. Two of the fund's biggest individual detractors were Wynn Macau and Sands China, owners of casino properties in Macau. These stocks struggled for various reasons, and I eliminated the fund's stake in both. Another negative was Turkey-based Coca-Cola Icecek Sanayi. I sold the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance. In contrast, our biggest contributor was BGF Retail, a South Korean convenience-store retailer, while Visa and Mastercard, two U.S.-based payment processors, also contributed. Of all the stocks I mentioned, only Wynn and Sands were in our benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$ 1,000.00	$ 967.50	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.56%
Actual		$ 1,000.00	$ 965.70	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class B	2.05%
Actual		$ 1,000.00	$ 963.70	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.05%
Actual		$ 1,000.00	$ 963.60	$ 10.15
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
International Growth	.95%
Actual		$ 1,000.00	$ 968.50	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class I	.97%
Actual		$ 1,000.00	$ 968.50	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class Z	.84%
Actual		$ 1,000.00	$ 968.50	$ 4.17
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.1
Short-Term Investments and Net Other Assets (Liabilities)	2.3	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	3.7	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6	3.8
Nestle SA (Switzerland, Food Products)	3.0	3.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.8	2.2
Inditex SA (Spain, Specialty Retail)	2.8	2.0
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.6	2.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.5	2.3
CSL Ltd. (Australia, Biotechnology)	2.2	2.1
Visa, Inc. Class A (United States of America, IT Services)	2.2	1.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	1.8
	27.6
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.5	17.5
Financials	18.1	16.6
Consumer Staples	15.3	15.0
Consumer Discretionary	15.1	15.2
Industrials	12.5	14.9
Information Technology	11.7	10.5
Materials	6.0	5.9
Energy	0.3	1.5
Telecommunication Services	0.2	1.0

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 3.4%
CSL Ltd.	486,892	$ 32,363,861
Sydney Airport unit	1,681,347	7,683,937
Transurban Group unit	1,384,277	10,257,556
TOTAL AUSTRALIA		50,305,354
Austria - 0.9%
Andritz AG	251,621	12,672,632
Bailiwick of Jersey - 1.3%
Shire PLC	259,100	19,621,870
Belgium - 4.2%
Anheuser-Busch InBev SA NV	323,891	38,648,165
KBC Groep NV	391,998	23,880,757
TOTAL BELGIUM		62,528,922
Canada - 0.3%
Pason Systems, Inc.	334,300	4,918,883
Cayman Islands - 1.0%
58.com, Inc. ADR (a)(d)	79,700	4,183,453
Alibaba Group Holding Ltd. sponsored ADR (a)	127,500	10,688,325
TOTAL CAYMAN ISLANDS		14,871,778
Denmark - 3.3%
Jyske Bank A/S (Reg.) (a)	224,900	10,979,143
Novo Nordisk A/S Series B sponsored ADR	698,800	37,162,184
TOTAL DENMARK		48,141,327
Finland - 0.3%
Tikkurila Oyj	211,000	3,872,516
France - 1.0%
Safran SA	194,500	14,773,065
Germany - 3.1%
Bayer AG	164,100	21,897,919
Linde AG	134,277	23,293,003
TOTAL GERMANY		45,190,922
Hong Kong - 1.8%
AIA Group Ltd.	4,403,400	25,818,593
India - 0.7%
Housing Development Finance Corp. Ltd.	570,836	10,934,415
Ireland - 2.7%
CRH PLC sponsored ADR	688,966	18,850,110
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	978,142	$ 12,662,146
sponsored ADR (d)	651,500	8,567,225
TOTAL IRELAND		40,079,481
Israel - 0.3%
Azrieli Group	99,200	3,886,828
Italy - 0.7%
Azimut Holding SpA	161,600	3,889,928
Interpump Group SpA	470,251	6,929,294
TOTAL ITALY		10,819,222
Japan - 14.0%
Astellas Pharma, Inc.	1,867,900	27,111,597
Coca-Cola Central Japan Co. Ltd.	240,700	3,382,888
DENSO Corp.	642,300	29,945,752
East Japan Railway Co.	127,000	12,074,600
Fast Retailing Co. Ltd.	30,800	11,250,698
Hoya Corp.	336,800	13,898,651
Japan Tobacco, Inc.	333,200	11,532,648
Keyence Corp.	32,962	17,160,297
Mitsui Fudosan Co. Ltd.	645,000	17,552,806
Nintendo Co. Ltd.	46,900	7,497,744
OSG Corp.	185,500	3,489,287
Seven Bank Ltd.	2,950,000	13,441,839
Shinsei Bank Ltd.	4,579,000	9,601,125
SHO-BOND Holdings Co. Ltd.	182,600	7,251,960
USS Co. Ltd.	1,222,400	21,580,109
TOTAL JAPAN		206,772,001
Kenya - 0.2%
Safaricom Ltd.	23,504,000	3,305,070
Korea (South) - 0.9%
BGFretail Co. Ltd.	43,338	6,452,666
NAVER Corp.	13,427	7,055,887
TOTAL KOREA (SOUTH)		13,508,553
Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	83,555	8,279,465
Netherlands - 1.0%
ING Groep NV (Certificaten Van Aandelen)	997,564	14,518,414
Common Stocks - continued
	Shares	Value
South Africa - 1.1%
Clicks Group Ltd.	524,756	$ 3,833,574
Naspers Ltd. Class N	85,400	12,508,548
TOTAL SOUTH AFRICA		16,342,122
Spain - 4.5%
Amadeus IT Holding SA Class A	344,400	14,679,166
Hispania Activos Inmobiliarios SA (a)	215,259	3,242,921
Inditex SA (d)	1,094,531	41,048,812
Merlin Properties Socimi SA	328,600	4,213,283
Prosegur Compania de Seguridad SA (Reg.)	725,749	3,232,183
TOTAL SPAIN		66,416,365
Sweden - 6.1%
ASSA ABLOY AB (B Shares)	1,602,483	31,878,324
Atlas Copco AB (A Shares) (d)	460,909	12,030,445
Fagerhult AB	347,753	5,942,721
H&M Hennes & Mauritz AB (B Shares)	401,483	15,615,617
Intrum Justitia AB	189,300	6,802,219
Svenska Handelsbanken AB (A Shares)	1,283,620	17,433,460
TOTAL SWEDEN		89,702,786
Switzerland - 13.6%
Credit Suisse Group AG (e)(f)	199,196	4,584,662
Nestle SA	575,034	43,917,645
Novartis AG	605,045	54,810,263
Roche Holding AG (participation certificate)	194,838	52,898,295
Schindler Holding AG:
(participation certificate)	87,617	14,235,713
(Reg.)	10,980	1,786,215
UBS Group AG	1,398,461	28,011,174
TOTAL SWITZERLAND		200,243,967
Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,093,000	13,032,276
United Kingdom - 14.4%
Associated British Foods PLC	311,000	16,564,569
Babcock International Group PLC	627,284	9,322,083
BAE Systems PLC	1,392,900	9,422,262
Berendsen PLC	523,573	8,273,186
Informa PLC	1,098,226	9,616,383
InterContinental Hotel Group PLC ADR	754,296	30,081,324
Johnson Matthey PLC	188,977	7,530,801
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Lloyds Banking Group PLC	10,251,500	$ 11,635,578
Prudential PLC	1,005,426	23,483,228
Reckitt Benckiser Group PLC	429,145	41,880,483
Rightmove PLC	65,000	3,846,832
Rolls-Royce Group PLC	518,537	5,483,278
SABMiller PLC	446,166	27,477,990
Shaftesbury PLC	277,333	4,020,981
Unite Group PLC	413,776	4,241,883
TOTAL UNITED KINGDOM		212,880,861
United States of America - 15.4%
Alphabet, Inc. Class A (a)	26,336	19,419,903
Autoliv, Inc. (d)	156,569	18,982,426
Berkshire Hathaway, Inc. Class B (a)	96,184	13,082,948
BorgWarner, Inc.	184,492	7,899,947
China Biologic Products, Inc. (a)	63,166	7,197,134
Domino's Pizza, Inc.	33,790	3,604,379
Martin Marietta Materials, Inc.	52,600	8,160,890
MasterCard, Inc. Class A	303,000	29,993,970
McGraw Hill Financial, Inc.	92,100	8,532,144
Mohawk Industries, Inc. (a)	97,900	19,139,450
Moody's Corp.	69,100	6,644,656
Philip Morris International, Inc.	206,108	18,219,947
PriceSmart, Inc.	73,800	6,345,324
ResMed, Inc.	128,000	7,374,080
Sherwin-Williams Co.	15,000	4,002,450
SS&C Technologies Holdings, Inc.	210,300	15,593,745
Visa, Inc. Class A	415,800	32,257,764
TOTAL UNITED STATES OF AMERICA		226,451,157
TOTAL COMMON STOCKS (Cost $1,309,769,980)		1,439,888,845
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $73,994)	48,068,379	74,102
Money Market Funds - 7.4%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	35,048,921	$ 35,048,921
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	73,928,962	73,928,962
TOTAL MONEY MARKET FUNDS (Cost $108,977,883)		108,977,883
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $1,418,821,857)		1,548,940,830
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(75,061,785)
NET ASSETS - 100%		$ 1,473,879,045
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,584,662 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 4,723,236
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 49,088
Fidelity Securities Lending Cash Central Fund	197,556
Total	$ 246,644
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 225,120,277	$ 162,343,718	$ 62,776,559	$ -
Consumer Staples	226,535,364	87,173,535	139,361,829	-
Energy	4,918,883	4,918,883	-	-
Financials	263,630,766	129,145,060	134,485,706	-
Health Care	274,335,854	73,631,317	200,704,537	-
Industrials	183,615,062	81,300,793	102,314,269	-
Information Technology	171,562,530	133,872,213	37,690,317	-
Materials	86,939,141	74,276,995	12,662,146	-
Telecommunication Services	3,305,070	3,305,070	-	-
Money Market Funds	108,977,883	108,977,883	-	-
Total Investments in Securities:	$ 1,548,940,830	$ 858,945,467	$ 689,995,363	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 68,602,068
Level 2 to Level 1	$ 15,033,001

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,231,511) - See accompanying schedule: Unaffiliated issuers (cost $1,309,843,974)	$ 1,439,962,947
Fidelity Central Funds (cost $108,977,883)	108,977,883
Total Investments (cost $1,418,821,857)		$ 1,548,940,830
Receivable for fund shares sold		2,613,468
Dividends receivable		3,193,478
Distributions receivable from Fidelity Central Funds		26,736
Prepaid expenses		3,605
Other receivables		11,410
Total assets		1,554,789,527

Liabilities
Payable to custodian bank	$ 669
Payable for investments purchased
Regular delivery	74,296
Delayed delivery	4,723,236
Payable for fund shares redeemed	878,160
Accrued management fee	840,888
Distribution and service plan fees payable	92,259
Other affiliated payables	269,569
Other payables and accrued expenses	102,443
Collateral on securities loaned, at value	73,928,962
Total liabilities		80,910,482

Net Assets		$ 1,473,879,045
Net Assets consist of:
Paid in capital		$ 1,371,308,764
Undistributed net investment income		9,047,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,661,663)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		130,184,683
Net Assets		$ 1,473,879,045

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($184,878,255 ÷ 16,367,440 shares)	$ 11.30

Maximum offering price per share (100/94.25 of $11.30)	$ 11.99
Class T:
Net Asset Value and redemption price per share ($28,832,624 ÷ 2,560,965 shares)	$ 11.26

Maximum offering price per share (100/96.50 of $11.26)	$ 11.67
Class B:
Net Asset Value and offering price per share ($799,594 ÷ 71,668 shares)A	$ 11.16

Class C:
Net Asset Value and offering price per share ($52,378,157 ÷ 4,709,671 shares)A	$ 11.12

International Growth:
Net Asset Value, offering price and redemption price per share ($938,347,837 ÷ 82,424,899 shares)	$ 11.38

Class I:
Net Asset Value, offering price and redemption price per share ($267,745,321 ÷ 23,560,669 shares)	$ 11.36

Class Z:
Net Asset Value, offering price and redemption price per share ($897,257 ÷ 78,813 shares)	$ 11.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 24,663,808
Income from Fidelity Central Funds		246,644
Income before foreign taxes withheld		24,910,452
Less foreign taxes withheld		(2,081,814)
Total income		22,828,638

Expenses
Management fee
Basic fee	$ 8,327,944
Performance adjustment	167,926
Transfer agent fees	2,302,155
Distribution and service plan fees	939,382
Accounting and security lending fees	550,149
Custodian fees and expenses	146,301
Independent trustees' compensation	4,871
Registration fees	185,556
Audit	69,990
Legal	2,556
Miscellaneous	14,108
Total expenses before reductions	12,710,938
Expense reductions	(87,519)	12,623,419
Net investment income (loss)		10,205,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,052)	(27,244,971)
Foreign currency transactions	(218,206)
Total net realized gain (loss)		(27,463,177)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,961)	41,313,127
Assets and liabilities in foreign currencies	137,123
Total change in net unrealized appreciation (depreciation)		41,450,250
Net gain (loss)		13,987,073
Net increase (decrease) in net assets resulting from operations		$ 24,192,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,205,219	$ 8,064,649
Net realized gain (loss)	(27,463,177)	(8,929,624)
Change in net unrealized appreciation (depreciation)	41,450,250	17,872,842
Net increase (decrease) in net assets resulting from operations	24,192,292	17,007,867
Distributions to shareholders from net investment income	(7,019,924)	(2,592,643)
Distributions to shareholders from net realized gain	-	(513,441)
Total distributions	(7,019,924)	(3,106,084)
Share transactions - net increase (decrease)	519,861,476	336,569,228
Redemption fees	54,094	42,228
Total increase (decrease) in net assets	537,087,938	350,513,239

Net Assets
Beginning of period	936,791,107	586,277,868
End of period (including undistributed net investment income of $9,047,261 and undistributed net investment income of $6,829,762, respectively)	$ 1,473,879,045	$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.07	.09	.08	.08	.08
Net realized and unrealized gain (loss)	.28	.18	1.88	.81	(.31)
Total from investment operations	.35	.27	1.96	.89	(.23)
Distributions from net investment income	(.06)	(.03)	(.08)	(.06)	(.05)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.06)	(.04)	(.09)	(.07)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.30	$ 11.01	$ 10.78	$ 8.91	$ 8.09
Total ReturnA, B	3.20%	2.54%	22.18%	11.10%	(2.76)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.26%	1.35%	1.44%	1.58%	1.77%
Expenses net of fee waivers, if any	1.26%	1.35%	1.43%	1.45%	1.45%
Expenses net of all reductions	1.25%	1.34%	1.42%	1.44%	1.43%
Net investment income (loss)	.66%	.84%	.80%	.99%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,878	$ 119,017	$ 74,595	$ 21,874	$ 6,352
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Income from Investment Operations
Net investment income (loss) C	.04	.06	.05	.06	.06
Net realized and unrealized gain (loss)	.27	.18	1.88	.81	(.31)
Total from investment operations	.31	.24	1.93	.87	(.25)
Distributions from net investment income	(.01)	(.02)	(.07)	(.05)	(.04)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.01)	(.03)	(.07) H	(.06)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.26	$ 10.96	$ 10.75	$ 8.89	$ 8.08
Total ReturnA, B	2.85%	2.21%	21.91%	10.82%	(3.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.58%	1.65%	1.69%	1.85%	2.03%
Expenses net of fee waivers, if any	1.58%	1.65%	1.69%	1.70%	1.70%
Expenses net of all reductions	1.58%	1.65%	1.68%	1.69%	1.68%
Net investment income (loss)	.33%	.53%	.54%	.74%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,833	$ 26,369	$ 23,118	$ 10,690	$ 2,917
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Income from Investment Operations
Net investment income (loss) C	(.02)	- G	- G	.02	.01
Net realized and unrealized gain (loss)	.27	.19	1.89	.80	(.30)
Total from investment operations	.25	.19	1.89	.82	(.29)
Distributions from net investment income	-	-	(.03)	-	(.01)
Distributions from net realized gain	-	(.01)	(.01)	-	- G
Total distributions	-	(.01)	(.04)	-	(.01)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.16	$ 10.91	$ 10.73	$ 8.88	$ 8.06
Total ReturnA, B	2.29%	1.76%	21.35%	10.17%	(3.47)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.07%	2.14%	2.19%	2.35%	2.55%
Expenses net of fee waivers, if any	2.07%	2.14%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.06%	2.14%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.04%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 800	$ 1,404	$ 1,579	$ 1,116	$ 473
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Income from Investment Operations
Net investment income (loss) C	(.02)	.01	.01	.02	.01
Net realized and unrealized gain (loss)	.27	.18	1.87	.80	(.31)
Total from investment operations	.25	.19	1.88	.82	(.30)
Distributions from net investment income	-	-	(.02)	(.01)	(.01)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	-	(.01)	(.03)	(.01) I	(.01) H
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 11.12	$ 10.87	$ 10.69	$ 8.84	$ 8.03
Total ReturnA, B	2.30%	1.77%	21.29%	10.27%	(3.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.06%	2.12%	2.19%	2.33%	2.52%
Expenses net of fee waivers, if any	2.06%	2.12%	2.18%	2.20%	2.20%
Expenses net of all reductions	2.05%	2.12%	2.17%	2.19%	2.18%
Net investment income (loss)	(.15)%	.06%	.05%	.24%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,378	$ 32,737	$ 17,196	$ 5,648	$ 2,767
Portfolio turnover rateE	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.11	.10
Net realized and unrealized gain (loss)	.26	.19	1.88	.81	(.30)
Total from investment operations	.37	.32	1.99	.92	(.20)
Distributions from net investment income	(.09)	(.05)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.09)	(.06)	(.10) G	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84	$ 8.95	$ 8.12
Total ReturnA	3.36%	2.96%	22.48%	11.41%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.97%	1.04%	1.13%	1.28%	1.52%
Expenses net of fee waivers, if any	.97%	1.04%	1.13%	1.20%	1.20%
Expenses net of all reductions	.96%	1.04%	1.11%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.11%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 938,348	$ 635,607	$ 430,914	$ 149,526	$ 53,437
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Income from Investment Operations
Net investment income (loss) B	.11	.13	.11	.10	.10
Net realized and unrealized gain (loss)	.27	.18	1.90	.81	(.30)
Total from investment operations	.38	.31	2.01	.91	(.20)
Distributions from net investment income	(.10)	(.06)	(.10)	(.08)	(.07)
Distributions from net realized gain	-	(.01)	(.01)	(.01)	(.01)
Total distributions	(.10)	(.07)	(.11)	(.09)	(.08)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 11.36	$ 11.08	$ 10.84	$ 8.94	$ 8.12
Total ReturnA	3.41%	2.84%	22.66%	11.28%	(2.47)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.04%	1.11%	1.27%	1.50%
Expenses net of fee waivers, if any	.98%	1.04%	1.11%	1.20%	1.20%
Expenses net of all reductions	.97%	1.04%	1.09%	1.19%	1.18%
Net investment income (loss)	.94%	1.14%	1.13%	1.24%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,745	$ 121,554	$ 38,771	$ 3,992	$ 493
Portfolio turnover rateD	26%	27%	32%	32%	68%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Growth Fund Class Z

Years ended October 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.12	.14	.02
Net realized and unrealized gain (loss)	.27	.19	.56
Total from investment operations	.39	.33	.58
Distributions from net investment income	(.11)	(.06)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.07)	-
Redemption fees added to paid in capitalD, I	-	-	-
Net asset value, end of period	$ 11.38	$ 11.10	$ 10.84
Total ReturnB, C	3.52%	3.07%	5.65%
Ratios to Average Net AssetsE, H
Expenses before reductions	.84%	.88%	.94%A
Expenses net of fee waivers, if any	.84%	.88%	.94%A
Expenses net of all reductions	.83%	.88%	.93%A
Net investment income (loss)	1.07%	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 897	$ 104	$ 106
Portfolio turnover rateF	26%	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 171,926,225
Gross unrealized depreciation	(45,542,097)
Net unrealized appreciation (depreciation) on securities	$ 126,384,128
Tax Cost	$ 1,422,556,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,875,277
Capital loss carryforward	$ (33,754,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ 126,454,576

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(26,434,969)
Long-term	(7,319,866)
Total no expiration	(33,754,835)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 7,019,924	$ 2,592,642
Long-term Capital Gains	-	513,442
Total	$ 7,019,924	$ 3,106,084

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $817,391,288 and $297,421,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 372,877	$ 7,701
Class T	.25%	.25%	136,338	179
Class B	.75%	.25%	10,860	8,157
Class C	.75%	.25%	419,307	145,878
			$ 939,382	$ 161,915

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,764
Class T	15,334
Class BA	413
Class CA	7,496
$ 118,007

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 327,480.22
Class T	80,017.29
Class B	2,930.27
Class C	115,354.27
International Growth	1,419,079.18
Class I	357,209.19
Class Z	86.05
	$ 2,302,155

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,335 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,824,892. Security lending income represents the income earned on investing cash

Annual Report

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $197,556, including $7,864 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,064 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,134 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 1,835
Class T	148
Class B	6
Class C	454
International Growth	11,998
Class I	1,841
$ 16,282

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 684,914	$ 253,092
Class T	29,128	40,595
International Growth	5,239,951	2,051,403
Class I	1,064,923	246,949
Class Z	1,008	604
Total	$ 7,019,924	$ 2,592,643

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ -	$ 66,995
Class T	-	20,298
Class B	-	1,337
Class C	-	16,479
International Growth	-	369,252
Class I	-	38,992
Class Z	-	88
Total	$ -	$ 513,441

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	9,298,452	6,584,484	$ 105,707,223	$ 72,326,606
Reinvestment of distributions	60,570	27,068	669,298	291,793
Shares redeemed	(3,798,128)	(2,724,911)	(42,982,992)	(30,099,985)
Net increase (decrease)	5,560,894	3,886,641	$ 63,393,529	$ 42,518,414
Class T
Shares sold	1,158,910	834,072	$ 13,286,739	$ 9,114,198
Reinvestment of distributions	2,593	5,459	28,654	58,733
Shares redeemed	(1,005,399)	(585,464)	(11,627,373)	(6,459,248)
Net increase (decrease)	156,104	254,067	$ 1,688,020	$ 2,713,683
Class B
Shares sold	30,282	35,020	$ 347,009	$ 380,789
Reinvestment of distributions	-	123	-	1,323
Shares redeemed	(87,349)	(53,583)	(994,341)	(587,919)
Net increase (decrease)	(57,067)	(18,440)	$ (647,332)	$ (205,807)
Class C
Shares sold	2,689,800	1,827,859	$ 30,433,427	$ 19,884,401
Reinvestment of distributions	-	1,498	-	16,049
Shares redeemed	(991,400)	(426,678)	(10,978,888)	(4,637,384)
Net increase (decrease)	1,698,400	1,402,679	$ 19,454,539	$ 15,263,066
International Growth
Shares sold	39,705,804	27,835,093	$ 456,131,993	$ 307,440,711
Reinvestment of distributions	387,169	197,948	4,301,448	2,143,781
Shares redeemed	(14,942,156)	(10,494,762)	(169,380,325)	(115,997,211)
Net increase (decrease)	25,150,817	17,538,279	$ 291,053,116	$ 193,587,281

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	17,728,493	10,292,704	$ 201,877,753	$ 113,864,505
Reinvestment of distributions	92,582	24,180	1,026,733	261,623
Shares redeemed	(5,227,430)	(2,927,192)	(58,733,231)	(31,428,962)
Net increase (decrease)	12,593,645	7,389,692	$ 144,171,255	$ 82,697,166
Class Z
Shares sold	88,007	-	$ 956,120	$ -
Reinvestment of distributions	91	64	1,008	692
Shares redeemed	(18,621)	(475)	(208,779)	(5,267)
Net increase (decrease)	69,477	(411)	$ 748,349	$ (4,575)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.050	$0.008

Class T	12/07/15	12/04/15	$0.010	$0.008

Class B	12/07/15	12/04/15	$0.000	$0.008

Class C	12/07/15	12/04/15	$0.000	$0.008

Class A designates 20%, Class T designates 64% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.0708	$0.0098

Class T	12/08/2014	$0.0218	$0.0098

Class B	12/08/2014	$0.0000	$0.0000

Class C	12/08/2014	$0.0000	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGF-UANN-1215
1.853348.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-20.28%	-2.99%	-3.22%
Class T (incl. 3.50% sales charge)	-18.74%	-2.83%	-3.19%
Class B (incl. contingent deferred sales charge) B	-20.31%	-2.99%	-3.15%
Class C (incl. contingent deferred sales charge) C	-16.90%	-2.58%	-3.20%

A From May 8, 2008.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Adam Kutas: For the year, the fund's share classes (excluding sales charges, if applicable) delivered double-digit negative results, but solidly outpaced the -18.36% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. The past 12 months posed challenges for emerging EMEA markets, as the commodities collapse weighed heavily on commodity-rich nations, especially Russia. For the period, the fund derived most of its advantage versus the benchmark from stock selection. Our picks among banks had the biggest impact. Here, Romanian bank Banca Transilvania, a non-benchmark holding, performed well, as the Romanian economy began improving. Russia's government-owned Sberbank also helped. With the Russian economy under pressure as oil fell sharply in the fourth quarter of 2014, I was able to establish a position in Sberbank, making it one of the fund's largest overweightings by period end. The stock rose steadily through the end of October. Conversely, the fund's positioning in energy detracted. The fund's most significant detractor was untimely ownership of South African private equity investor Steinhoff International Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Class A	1.57%
Actual		$ 1,000.00	$ 847.30	$ 7.31
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class T	1.90%
Actual		$ 1,000.00	$ 845.50	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 843.60	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 844.60	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.36%
Actual		$ 1,000.00	$ 847.50	$ 6.33
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class I	1.19%
Actual		$ 1,000.00	$ 848.40	$ 5.54
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

South Africa	39.5%
Russia	21.4%
United Arab Emirates	5.2%
Romania	4.4%
Poland	4.3%
Turkey	4.3%
United Kingdom	3.4%
Qatar	3.2%
Austria	2.6%
Other*	11.7%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

South Africa	41.2%
Russia	20.9%
Turkey	5.8%
Poland	5.3%
United Kingdom	4.9%
United Arab Emirates	3.7%
Romania	2.9%
Qatar	2.6%
Austria	1.8%
Other*	10.9%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	100.0	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.0	0.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	8.0	7.3
Sberbank of Russia (Russia, Banks)	4.7	4.1
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	3.9	5.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	3.7	4.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	3.1	5.4
Remgro Ltd. (South Africa, Diversified Financial Services)	2.6	2.4
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.6	2.9
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	2.4	0.1
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.2	2.4
Surgutneftegas OJSC (Russia, Oil, Gas & Consumable Fuels)	2.1	1.7
	35.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.3	35.9
Consumer Discretionary	18.0	16.3
Energy	14.9	16.6
Consumer Staples	11.8	9.3
Materials	5.2	5.9
Telecommunication Services	4.2	8.1
Health Care	3.5	4.3
Industrials	3.1	3.1
Information Technology	0.0	0.4
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Austria - 2.6%
CA Immobilien Anlagen AG	39,100	$ 766,839
Erste Group Bank AG (a)	29,100	853,435
Wienerberger AG	31,000	571,505
TOTAL AUSTRIA		2,191,779
Bailiwick of Jersey - 0.5%
Wizz Air Holdings PLC	13,888	405,715
Bermuda - 0.2%
Aquarius Platinum Ltd. (a)	937,700	165,329
Botswana - 0.4%
First National Bank of Botswana Ltd.	964,358	344,843
British Virgin Islands - 0.4%
Lenta Ltd. GDR (a)	49,000	367,990
Croatia - 0.5%
Ledo d.d.	282	388,137
Czech Republic - 1.3%
Komercni Banka A/S	5,049	1,044,981
Estonia - 0.6%
Tallinna Kaubamaja AS	70,900	498,977
Greece - 0.7%
Jumbo SA	26,536	256,787
Sarantis SA	37,800	305,516
TOTAL GREECE		562,303
Hungary - 1.4%
OTP Bank PLC	62,000	1,201,442
Israel - 0.6%
Delta Galil Industries Ltd.	5,500	173,139
Osem Investment Ltd.	13,800	266,966
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	2,000	94,078
TOTAL ISRAEL		534,183
Kenya - 0.9%
British American Tobacco Kenya Ltd.	31,700	238,565
Kenya Commercial Bank Ltd.	756,500	298,375
Safaricom Ltd.	1,516,544	213,252
TOTAL KENYA		750,192
Lithuania - 0.6%
Apranga AB (a)	163,766	466,421
Common Stocks - continued
	Shares	Value
Luxembourg - 0.5%
Pegas NONWOVENS SA	13,700	$ 428,155
Malta - 0.7%
Brait SA	48,000	550,861
Netherlands - 0.4%
AmRest Holdings NV (a)	6,600	308,536
Nigeria - 0.7%
Zenith Bank PLC	6,384,656	564,531
Pakistan - 0.7%
Millat Tractors Ltd.	45,000	248,649
United Bank Ltd.	190,000	295,544
TOTAL PAKISTAN		544,193
Poland - 4.3%
Bank Handlowy w Warszawie SA	21,000	427,624
Bank Polska Kasa Opieki SA	19,500	758,181
Inter Cars SA	3,700	226,537
Kruk SA	10,000	476,018
NG2 SA	11,800	516,051
Orbis SA	50,200	766,442
Quercus TFI SA	250,000	423,098
TOTAL POLAND		3,593,951
Qatar - 3.2%
Al Meera Consumer Goods Co. (a)	6,496	418,285
Qatar Insurance Co. (a)	22,691	579,703
Qatar National Bank SAQ (a)	32,850	1,646,899
TOTAL QATAR		2,644,887
Romania - 4.4%
Banca Transilvania SA (a)	2,204,397	1,385,897
BRD-Groupe Societe Generale (a)	453,129	1,314,834
Bursa de Valori Bucuresti	73,404	553,422
Fondul Propietatea SA GDR	39,000	401,700
TOTAL ROMANIA		3,655,853
Russia - 17.8%
Gazprom OAO (a)	1,463,600	3,110,360
Lukoil PJSC (a)	8,100	294,372
Lukoil PJSC sponsored ADR	81,195	2,947,379
Magnit OJSC (a)	8,592	1,498,814
Megafon OJSC GDR	60,800	787,360
Moscow Exchange MICEX-RTS OAO (a)	755,000	1,062,529
Common Stocks - continued
	Shares	Value
Russia - continued
NOVATEK OAO (a)	130,000	$ 1,189,881
Sberbank of Russia (a)	2,760,970	3,914,623
TOTAL RUSSIA		14,805,318
Slovenia - 0.6%
Krka dd Novo mesto	6,700	478,898
South Africa - 39.5%
AngloGold Ashanti Ltd. (a)	106,400	897,795
Aspen Pharmacare Holdings Ltd.	43,300	972,474
Cashbuild Ltd.	18,300	437,037
Clicks Group Ltd.	137,552	1,004,878
DRDGOLD Ltd.	4,469,214	724,152
FirstRand Ltd.	586,600	2,152,859
Holdsport Ltd.	171,700	782,259
Hulamin Ltd.	996,200	480,140
Liberty Holdings Ltd.	51,400	503,415
MTN Group Ltd.	228,850	2,605,369
Nampak Ltd.	467,100	757,067
Naspers Ltd. Class N	45,500	6,664,393
Netcare Ltd.	310,000	882,802
Peregrine Holdings Ltd.	125,000	278,109
Pioneer Foods Ltd.	68,000	975,359
PSG Konsult Ltd.	96,618	56,900
Remgro Ltd.	109,800	2,199,808
RMB Holdings Ltd.	164,600	802,602
Sasol Ltd.	57,500	1,842,397
Shoprite Holdings Ltd.	120,100	1,249,686
Spar Group Ltd.	89,200	1,281,634
Spur Corp. Ltd.	85,000	206,680
Standard Bank Group Ltd.	169,763	1,765,589
Steinhoff International Holdings Ltd.	321,700	1,969,160
Taste Holdings Ltd.	900,000	210,059
Truworths International Ltd.	164,000	1,110,991
TOTAL SOUTH AFRICA		32,813,614
Turkey - 4.3%
Aselsan A/S	105,000	502,418
Gubre Fabrikalari TAS	338,000	764,019
Koc Holding A/S	188,850	852,918
Soda Sanayii AS	283,622	468,909
Common Stocks - continued
	Shares	Value
Turkey - continued
Turk Tuborg Bira ve Malt Sanayii A/S (a)	80,000	$ 172,052
Turkiye Garanti Bankasi A/S	321,000	831,207
TOTAL TURKEY		3,591,523
United Arab Emirates - 5.2%
Agthia Group PJSC	340,000	708,140
Aldar Properties PJSC (a)	1,109,585	688,770
Dubai Islamic Bank Pakistan Ltd. (a)	425,219	749,024
Emaar Malls Group PJSC (a)	590,000	502,777
First Gulf Bank PJSC	286,313	962,691
SHUAA Capital PSC (a)	5,249,942	721,813
TOTAL UNITED ARAB EMIRATES		4,333,215
United Kingdom - 3.4%
Abdullah Al Othaim Markets Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(b)	17,836	439,944
Al Noor Hospitals Group PLC	11,100	201,234
Alabama Khaleej Training & Education ELS (HSBC Bank Warrant Program) warrants 7/18/16 (a)(b)	37,010	424,719
NMC Health PLC	23,900	280,753
Saudi Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/4/18 (b)	14,000	496,467
Savola Group ELS (HSBC Warrant Program) warrants 2/6/17 (b)	39,200	549,040
United International Transportation Co. ELS (HSBC Warrant Program) warrants 7/31/17 (b)	33,634	439,426
TOTAL UNITED KINGDOM		2,831,583
TOTAL COMMON STOCKS (Cost $77,454,944)		80,067,410
Nonconvertible Preferred Stocks - 3.6%
	Shares	Value
Russia - 3.6%
Surgutneftegas OJSC (a)	2,598,600	$ 1,771,368
Tatneft OAO (a)	433,800	1,229,284
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,739,936)		3,000,652
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $80,194,880)		83,068,062
NET OTHER ASSETS (LIABILITIES) - 0.0%		7,373
NET ASSETS - 100%		$ 83,075,435
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,349,596 or 2.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,100
Fidelity Securities Lending Cash Central Fund	999
Total	$ 2,099
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,947,366	$ 14,522,647	$ 424,719	$ -
Consumer Staples	9,909,021	9,469,077	439,944	-
Energy	12,385,041	5,660,916	6,724,125	-
Financials	32,565,876	26,335,113	6,230,763	-
Health Care	2,816,161	2,816,161	-	-
Industrials	2,581,205	1,728,287	852,918	-
Materials	4,257,411	2,635,464	1,621,947	-
Telecommunication Services	3,605,981	1,000,612	2,605,369	-
Total Investments in Securities:	$ 83,068,062	$ 64,168,277	$ 18,899,785	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 10,300,566
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Consumer Discretionary
Beginning Balance	$ 1,010,924
Net Realized Gain (Loss) on Investment Securities	3,818
Net Unrealized Gain (Loss) on Investment Securities	(167,185)
Cost of Purchases	-
Proceeds of Sales	(847,557)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $80,194,880)		$ 83,068,062
Cash		33,662
Foreign currency held at value (cost $14,630)		14,728
Receivable for investments sold		436,674
Receivable for fund shares sold		73,284
Dividends receivable		34,799
Distributions receivable from Fidelity Central Funds		243
Prepaid expenses		257
Other receivables		381
Total assets		83,662,090

Liabilities
Payable for investments purchased	$ 223,400
Payable for fund shares redeemed	153,637
Accrued management fee	56,683
Distribution and service plan fees payable	5,768
Other affiliated payables	23,539
Other payables and accrued expenses	123,628
Total liabilities		586,655

Net Assets		$ 83,075,435
Net Assets consist of:
Paid in capital		$ 96,799,934
Undistributed net investment income		1,236,658
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,821,503)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,860,346
Net Assets		$ 83,075,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($5,788,153 ÷ 773,249 shares)	$ 7.49

Maximum offering price per share (100/94.25 of $7.49)	$ 7.95
Class T: Net Asset Value and redemption price per share ($2,002,928 ÷ 269,128 shares)	$ 7.44

Maximum offering price per share (100/96.50 of $7.44)	$ 7.71
Class B: Net Asset Value and offering price per share ($180,830 ÷ 24,112 shares)A	$ 7.50

Class C: Net Asset Value and offering price per share ($4,104,439 ÷ 555,749 shares)A	$ 7.39

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($67,521,348 ÷ 8,999,614 shares)	$ 7.50

Class I: Net Asset Value, offering price and redemption price per share ($3,477,737 ÷ 463,553 shares)	$ 7.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 3,458,483
Income from Fidelity Central Funds		2,099
Income before foreign taxes withheld		3,460,582
Less foreign taxes withheld		(395,582)
Total income		3,065,000

Expenses
Management fee	$ 788,345
Transfer agent fees	274,869
Distribution and service plan fees	85,027
Accounting and security lending fees	51,130
Custodian fees and expenses	104,573
Independent trustees' compensation	432
Registration fees	73,266
Audit	64,345
Legal	280
Miscellaneous	945
Total expenses before reductions	1,443,212
Expense reductions	(11,325)	1,431,887
Net investment income (loss)		1,633,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141,196)	(10,743,685)
Foreign currency transactions	(36,996)
Total net realized gain (loss)		(10,780,681)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $49,419)	(7,779,317)
Assets and liabilities in foreign currencies	361
Total change in net unrealized appreciation (depreciation)		(7,778,956)
Net gain (loss)		(18,559,637)
Net increase (decrease) in net assets resulting from operations		$ (16,926,524)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,633,113	$ 2,097,602
Net realized gain (loss)	(10,780,681)	(4,234,408)
Change in net unrealized appreciation (depreciation)	(7,778,956)	(2,810,920)
Net increase (decrease) in net assets resulting from operations	(16,926,524)	(4,947,726)
Distributions to shareholders from net investment income	(2,091,570)	(1,921,556)
Distributions to shareholders from net realized gain	(504,771)	-
Total distributions	(2,596,341)	(1,921,556)
Share transactions - net increase (decrease)	(17,106,646)	(15,497,892)
Redemption fees	15,219	42,040
Total increase (decrease) in net assets	(36,614,292)	(22,325,134)

Net Assets
Beginning of period	119,689,727	142,014,861
End of period (including undistributed net investment income of $1,236,658 and undistributed net investment income of $1,899,047, respectively)	$ 83,075,435	$ 119,689,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 9.49	$ 8.71	$ 8.34	$ 8.97
Income from Investment Operations
Net investment income (loss) C	.12	.13	.16	.18	.16F
Net realized and unrealized gain (loss)	(1.50)	(.46)	.85	.34	(.70)
Total from investment operations	(1.38)	(.33)	1.01	.52	(.54)
Distributions from net investment income	(.14)	(.12)	(.15)	(.15)	(.08)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.17) J	(.12)	(.23) I	(.15)	(.10)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.49	$ 9.04	$ 9.49	$ 8.71	$ 8.34
Total ReturnA, B	(15.42)%	(3.48)%	11.75%	6.38%	(6.05)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.61%	1.60%	1.64%	1.62%	1.60%
Expenses net of fee waivers, if any	1.61%	1.60%	1.63%	1.62%	1.56%
Expenses net of all reductions	1.60%	1.60%	1.62%	1.60%	1.51%
Net investment income (loss)	1.51%	1.45%	1.82%	2.09%	1.70%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,788	$ 7,889	$ 10,883	$ 8,934	$ 10,260
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

J Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 9.46	$ 8.68	$ 8.31	$ 8.96
Income from Investment Operations
Net investment income (loss) C	.10	.11	.14	.15	.13F
Net realized and unrealized gain (loss)	(1.51)	(.46)	.84	.35	(.71)
Total from investment operations	(1.41)	(.35)	.98	.50	(.58)
Distributions from net investment income	(.13)	(.10)	(.12)	(.13)	(.07)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.16) K	(.10)	(.20) J	(.13)	(.08) I
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.44	$ 9.01	$ 9.46	$ 8.68	$ 8.31
Total ReturnA, B	(15.80)%	(3.67)%	11.42%	6.14%	(6.42)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.92%	1.92%	1.93%	1.89%	1.87%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.89%	1.84%
Expenses net of all reductions	1.89%	1.90%	1.88%	1.86%	1.78%
Net investment income (loss)	1.22%	1.15%	1.55%	1.82%	1.42%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,003	$ 2,465	$ 3,465	$ 3,336	$ 3,502
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

K Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 9.50	$ 8.69	$ 8.29	$ 8.93
Income from Investment Operations
Net investment income (loss) C	.06	.06	.09	.11	.09F
Net realized and unrealized gain (loss)	(1.51)	(.46)	.85	.35	(.71)
Total from investment operations	(1.45)	(.40)	.94	.46	(.62)
Distributions from net investment income	(.06)	(.05)	(.06)	(.06)	(.02)
Distributions from net realized gain	(.04)	-	(.07)	-	(.01)
Total distributions	(.10)	(.05)	(.13)	(.06)	(.03)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.50	$ 9.05	$ 9.50	$ 8.69	$ 8.29
Total ReturnA, B	(16.16)%	(4.23)%	10.94%	5.56%	(6.85)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.41%	2.40%	2.42%	2.38%	2.37%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.38%	2.33%
Expenses net of all reductions	2.39%	2.40%	2.38%	2.35%	2.27%
Net investment income (loss)	.72%	.65%	1.05%	1.33%	.93%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 181	$ 294	$ 388	$ 441	$ 539
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 9.39	$ 8.62	$ 8.24	$ 8.90
Income from Investment Operations
Net investment income (loss) C	.06	.06	.09	.11	.08F
Net realized and unrealized gain (loss)	(1.48)	(.46)	.83	.35	(.69)
Total from investment operations	(1.42)	(.40)	.92	.46	(.61)
Distributions from net investment income	(.08)	(.06)	(.08)	(.08)	(.05)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.12)	(.06)	(.15)	(.08)	(.06) I
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.39	$ 8.93	$ 9.39	$ 8.62	$ 8.24
Total ReturnA, B	(16.08)%	(4.24)%	10.83%	5.68%	(6.79)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.41%	2.40%	2.42%	2.37%	2.36%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.37%	2.33%
Expenses net of all reductions	2.39%	2.40%	2.38%	2.35%	2.27%
Net investment income (loss)	.72%	.65%	1.05%	1.34%	.93%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,104	$ 6,662	$ 6,782	$ 7,770	$ 6,650
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Income from Investment Operations
Net investment income (loss) B	.14	.16	.18	.20	.18E
Net realized and unrealized gain (loss)	(1.51)	(.47)	.84	.35	(.71)
Total from investment operations	(1.37)	(.31)	1.02	.55	(.53)
Distributions from net investment income	(.17)	(.13)	(.18)	(.17)	(.09)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.21)	(.13)	(.25)	(.17)	(.11)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 7.50	$ 9.08	$ 9.52	$ 8.75	$ 8.37
Total ReturnA	(15.33)%	(3.21)%	11.90%	6.81%	(5.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.39%	1.37%	1.40%	1.37%	1.35%
Expenses net of fee waivers, if any	1.38%	1.37%	1.40%	1.37%	1.31%
Expenses net of all reductions	1.38%	1.37%	1.38%	1.34%	1.25%
Net investment income (loss)	1.74%	1.68%	2.05%	2.34%	1.95%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,521	$ 96,784	$ 110,265	$ 111,441	$ 114,117
Portfolio turnover rateD	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Income from Investment Operations
Net investment income (loss) B	.15	.16	.19	.21	.19E
Net realized and unrealized gain (loss)	(1.51)	(.46)	.84	.35	(.72)
Total from investment operations	(1.36)	(.30)	1.03	.56	(.53)
Distributions from net investment income	(.18)	(.14)	(.19)	(.18)	(.09)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.22)	(.14)	(.26)	(.18)	(.11)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 7.50	$ 9.08	$ 9.52	$ 8.75	$ 8.37
Total ReturnA	(15.23)%	(3.09)%	12.05%	6.93%	(5.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.25%	1.26%	1.30%	1.28%	1.26%
Expenses net of fee waivers, if any	1.25%	1.26%	1.30%	1.28%	1.24%
Expenses net of all reductions	1.24%	1.26%	1.28%	1.25%	1.19%
Net investment income (loss)	1.88%	1.79%	2.15%	2.43%	2.02%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,478	$ 5,596	$ 10,231	$ 8,586	$ 7,633
Portfolio turnover rateD	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,373,817
Gross unrealized depreciation	(10,435,038)
Net unrealized appreciation (depreciation) on securities	$ 1,938,779
Tax Cost	$ 81,129,283

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,238,276
Capital loss carryforward	$ (16,887,100)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,937,274

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)
No expiration
Short-term	(3,290,678)
Long-term	(11,971,717)
Total no expiration	(15,262,395)
Total capital loss carryforward	$ (16,887,100)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 2,596,341	$ 1,921,556

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,108,378 and $66,560,422, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 16,778	$ 327
Class T	.25%	.25%	11,598	13
Class B	.75%	.25%	2,284	1,713
Class C	.75%	.25%	54,367	9,171
			$ 85,027	$ 11,224

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,682
Class T	1,164
Class BA	50
Class CA	1,357
$ 5,253

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 17,582.26
Class T	7,386.32
Class B	680.30
Class C	16,171.30
Emerging Europe, Middle East, Africa (EMEA)	226,627.29
Class I	6,423.15
	$ 274,869

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $147 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

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7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $999. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 400
Class B	2.40%	7
Class C	2.40%	589
		$ 996

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,765 for the period.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $384 and portion of class-level operating expenses as follows:

Amount
Class A	$ 212
Class T	4
Class B	1
Class C	36
Emerging Europe, Middle East, Africa (EMEA)	2,766
Class I	161
$ 3,180

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 113,464	$ 138,741
Class T	35,916	39,254
Class B	1,835	1,980
Class C	58,320	46,648
Emerging Europe, Middle East, Africa (EMEA)	1,776,301	1,537,065
Class I	105,734	157,868
Total	$ 2,091,570	$ 1,921,556
From net realized gain
Class A	$ 32,778	$ -
Class T	11,206	-
Class B	1,213	-
Class C	29,160	-
Emerging Europe, Middle East, Africa (EMEA)	407,505	-
Class I	22,909	-
Total	$ 504,771	$ -

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	200,433	315,373	$ 1,636,757	$ 2,918,425
Reinvestment of distributions	16,251	11,698	135,531	104,929
Shares redeemed	(315,855)	(601,453)	(2,546,115)	(5,463,762)
Net increase (decrease)	(99,171)	(274,382)	$ (773,827)	$ (2,440,408)
Class T
Shares sold	86,058	101,639	$ 721,254	$ 928,488
Reinvestment of distributions	5,631	4,323	46,793	38,736
Shares redeemed	(96,309)	(198,384)	(767,911)	(1,797,181)
Net increase (decrease)	(4,620)	(92,422)	$ 136	$ (829,957)
Class B
Shares sold	3,390	4,359	$ 28,032	$ 39,785
Reinvestment of distributions	349	219	2,936	1,980
Shares redeemed	(12,164)	(12,911)	(100,803)	(117,435)
Net increase (decrease)	(8,425)	(8,333)	$ (69,835)	$ (75,670)
Class C
Shares sold	210,315	241,646	$ 1,702,630	$ 2,211,783
Reinvestment of distributions	8,117	3,905	67,210	34,875
Shares redeemed	(408,507)	(221,913)	(3,365,409)	(2,006,697)
Net increase (decrease)	(190,075)	23,638	$ (1,595,569)	$ 239,961
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	1,440,703	2,719,041	$ 11,732,025	$ 24,959,563
Reinvestment of distributions	247,446	162,803	2,063,699	1,463,600
Shares redeemed	(3,348,545)	(3,802,325)	(27,229,428)	(34,854,232)
Net increase (decrease)	(1,660,396)	(920,481)	$ (13,433,704)	$ (8,431,069)
Class I
Shares sold	131,915	374,756	$ 1,069,757	$ 3,428,841
Reinvestment of distributions	12,912	8,639	107,558	77,579
Shares redeemed	(297,795)	(841,493)	(2,411,162)	(7,467,169)
Net increase (decrease)	(152,968)	(458,098)	$ (1,233,847)	$ (3,960,749)

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, T, B and C designate 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.2207	$0.467
Class T	12/08/14	$0.2107	$0.467
Class B	12/08/14	$0.1447	$0.467
Class C	12/08/14	$0.1637	$0.467

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEME-UANN-1215
1.861988.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class I	-15.23%	-1.52%	-2.16%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class I on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Adam Kutas: For the year, the fund's share classes (excluding sales charges, if applicable) delivered double-digit negative results, but solidly outpaced the -18.36% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. The past 12 months posed challenges for emerging EMEA markets, as the commodities collapse weighed heavily on commodity-rich nations, especially Russia. For the period, the fund derived most of its advantage versus the benchmark from stock selection. Our picks among banks had the biggest impact. Here, Romanian bank Banca Transilvania, a non-benchmark holding, performed well, as the Romanian economy began improving. Russia's government-owned Sberbank also helped. With the Russian economy under pressure as oil fell sharply in the fourth quarter of 2014, I was able to establish a position in Sberbank, making it one of the fund's largest overweightings by period end. The stock rose steadily through the end of October. Conversely, the fund's positioning in energy detracted. The fund's most significant detractor was untimely ownership of South African private equity investor Steinhoff International Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Class A	1.57%
Actual		$ 1,000.00	$ 847.30	$ 7.31
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class T	1.90%
Actual		$ 1,000.00	$ 845.50	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 843.60	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 844.60	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.36%
Actual		$ 1,000.00	$ 847.50	$ 6.33
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class I	1.19%
Actual		$ 1,000.00	$ 848.40	$ 5.54
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	100.0	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.0	0.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	8.0	7.3
Sberbank of Russia (Russia, Banks)	4.7	4.1
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	3.9	5.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	3.7	4.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	3.1	5.4
Remgro Ltd. (South Africa, Diversified Financial Services)	2.6	2.4
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.6	2.9
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	2.4	0.1
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.2	2.4
Surgutneftegas OJSC (Russia, Oil, Gas & Consumable Fuels)	2.1	1.7
	35.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.3	35.9
Consumer Discretionary	18.0	16.3
Energy	14.9	16.6
Consumer Staples	11.8	9.3
Materials	5.2	5.9
Telecommunication Services	4.2	8.1
Health Care	3.5	4.3
Industrials	3.1	3.1
Information Technology	0.0	0.4
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Austria - 2.6%
CA Immobilien Anlagen AG	39,100	$ 766,839
Erste Group Bank AG (a)	29,100	853,435
Wienerberger AG	31,000	571,505
TOTAL AUSTRIA		2,191,779
Bailiwick of Jersey - 0.5%
Wizz Air Holdings PLC	13,888	405,715
Bermuda - 0.2%
Aquarius Platinum Ltd. (a)	937,700	165,329
Botswana - 0.4%
First National Bank of Botswana Ltd.	964,358	344,843
British Virgin Islands - 0.4%
Lenta Ltd. GDR (a)	49,000	367,990
Croatia - 0.5%
Ledo d.d.	282	388,137
Czech Republic - 1.3%
Komercni Banka A/S	5,049	1,044,981
Estonia - 0.6%
Tallinna Kaubamaja AS	70,900	498,977
Greece - 0.7%
Jumbo SA	26,536	256,787
Sarantis SA	37,800	305,516
TOTAL GREECE		562,303
Hungary - 1.4%
OTP Bank PLC	62,000	1,201,442
Israel - 0.6%
Delta Galil Industries Ltd.	5,500	173,139
Osem Investment Ltd.	13,800	266,966
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	2,000	94,078
TOTAL ISRAEL		534,183
Kenya - 0.9%
British American Tobacco Kenya Ltd.	31,700	238,565
Kenya Commercial Bank Ltd.	756,500	298,375
Safaricom Ltd.	1,516,544	213,252
TOTAL KENYA		750,192
Lithuania - 0.6%
Apranga AB (a)	163,766	466,421
Common Stocks - continued
	Shares	Value
Luxembourg - 0.5%
Pegas NONWOVENS SA	13,700	$ 428,155
Malta - 0.7%
Brait SA	48,000	550,861
Netherlands - 0.4%
AmRest Holdings NV (a)	6,600	308,536
Nigeria - 0.7%
Zenith Bank PLC	6,384,656	564,531
Pakistan - 0.7%
Millat Tractors Ltd.	45,000	248,649
United Bank Ltd.	190,000	295,544
TOTAL PAKISTAN		544,193
Poland - 4.3%
Bank Handlowy w Warszawie SA	21,000	427,624
Bank Polska Kasa Opieki SA	19,500	758,181
Inter Cars SA	3,700	226,537
Kruk SA	10,000	476,018
NG2 SA	11,800	516,051
Orbis SA	50,200	766,442
Quercus TFI SA	250,000	423,098
TOTAL POLAND		3,593,951
Qatar - 3.2%
Al Meera Consumer Goods Co. (a)	6,496	418,285
Qatar Insurance Co. (a)	22,691	579,703
Qatar National Bank SAQ (a)	32,850	1,646,899
TOTAL QATAR		2,644,887
Romania - 4.4%
Banca Transilvania SA (a)	2,204,397	1,385,897
BRD-Groupe Societe Generale (a)	453,129	1,314,834
Bursa de Valori Bucuresti	73,404	553,422
Fondul Propietatea SA GDR	39,000	401,700
TOTAL ROMANIA		3,655,853
Russia - 17.8%
Gazprom OAO (a)	1,463,600	3,110,360
Lukoil PJSC (a)	8,100	294,372
Lukoil PJSC sponsored ADR	81,195	2,947,379
Magnit OJSC (a)	8,592	1,498,814
Megafon OJSC GDR	60,800	787,360
Moscow Exchange MICEX-RTS OAO (a)	755,000	1,062,529
Common Stocks - continued
	Shares	Value
Russia - continued
NOVATEK OAO (a)	130,000	$ 1,189,881
Sberbank of Russia (a)	2,760,970	3,914,623
TOTAL RUSSIA		14,805,318
Slovenia - 0.6%
Krka dd Novo mesto	6,700	478,898
South Africa - 39.5%
AngloGold Ashanti Ltd. (a)	106,400	897,795
Aspen Pharmacare Holdings Ltd.	43,300	972,474
Cashbuild Ltd.	18,300	437,037
Clicks Group Ltd.	137,552	1,004,878
DRDGOLD Ltd.	4,469,214	724,152
FirstRand Ltd.	586,600	2,152,859
Holdsport Ltd.	171,700	782,259
Hulamin Ltd.	996,200	480,140
Liberty Holdings Ltd.	51,400	503,415
MTN Group Ltd.	228,850	2,605,369
Nampak Ltd.	467,100	757,067
Naspers Ltd. Class N	45,500	6,664,393
Netcare Ltd.	310,000	882,802
Peregrine Holdings Ltd.	125,000	278,109
Pioneer Foods Ltd.	68,000	975,359
PSG Konsult Ltd.	96,618	56,900
Remgro Ltd.	109,800	2,199,808
RMB Holdings Ltd.	164,600	802,602
Sasol Ltd.	57,500	1,842,397
Shoprite Holdings Ltd.	120,100	1,249,686
Spar Group Ltd.	89,200	1,281,634
Spur Corp. Ltd.	85,000	206,680
Standard Bank Group Ltd.	169,763	1,765,589
Steinhoff International Holdings Ltd.	321,700	1,969,160
Taste Holdings Ltd.	900,000	210,059
Truworths International Ltd.	164,000	1,110,991
TOTAL SOUTH AFRICA		32,813,614
Turkey - 4.3%
Aselsan A/S	105,000	502,418
Gubre Fabrikalari TAS	338,000	764,019
Koc Holding A/S	188,850	852,918
Soda Sanayii AS	283,622	468,909
Common Stocks - continued
	Shares	Value
Turkey - continued
Turk Tuborg Bira ve Malt Sanayii A/S (a)	80,000	$ 172,052
Turkiye Garanti Bankasi A/S	321,000	831,207
TOTAL TURKEY		3,591,523
United Arab Emirates - 5.2%
Agthia Group PJSC	340,000	708,140
Aldar Properties PJSC (a)	1,109,585	688,770
Dubai Islamic Bank Pakistan Ltd. (a)	425,219	749,024
Emaar Malls Group PJSC (a)	590,000	502,777
First Gulf Bank PJSC	286,313	962,691
SHUAA Capital PSC (a)	5,249,942	721,813
TOTAL UNITED ARAB EMIRATES		4,333,215
United Kingdom - 3.4%
Abdullah Al Othaim Markets Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(b)	17,836	439,944
Al Noor Hospitals Group PLC	11,100	201,234
Alabama Khaleej Training & Education ELS (HSBC Bank Warrant Program) warrants 7/18/16 (a)(b)	37,010	424,719
NMC Health PLC	23,900	280,753
Saudi Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/4/18 (b)	14,000	496,467
Savola Group ELS (HSBC Warrant Program) warrants 2/6/17 (b)	39,200	549,040
United International Transportation Co. ELS (HSBC Warrant Program) warrants 7/31/17 (b)	33,634	439,426
TOTAL UNITED KINGDOM		2,831,583
TOTAL COMMON STOCKS (Cost $77,454,944)		80,067,410
Nonconvertible Preferred Stocks - 3.6%
	Shares	Value
Russia - 3.6%
Surgutneftegas OJSC (a)	2,598,600	$ 1,771,368
Tatneft OAO (a)	433,800	1,229,284
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,739,936)		3,000,652
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $80,194,880)		83,068,062
NET OTHER ASSETS (LIABILITIES) - 0.0%		7,373
NET ASSETS - 100%		$ 83,075,435
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,349,596 or 2.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,100
Fidelity Securities Lending Cash Central Fund	999
Total	$ 2,099
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,947,366	$ 14,522,647	$ 424,719	$ -
Consumer Staples	9,909,021	9,469,077	439,944	-
Energy	12,385,041	5,660,916	6,724,125	-
Financials	32,565,876	26,335,113	6,230,763	-
Health Care	2,816,161	2,816,161	-	-
Industrials	2,581,205	1,728,287	852,918	-
Materials	4,257,411	2,635,464	1,621,947	-
Telecommunication Services	3,605,981	1,000,612	2,605,369	-
Total Investments in Securities:	$ 83,068,062	$ 64,168,277	$ 18,899,785	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 10,300,566
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Consumer Discretionary
Beginning Balance	$ 1,010,924
Net Realized Gain (Loss) on Investment Securities	3,818
Net Unrealized Gain (Loss) on Investment Securities	(167,185)
Cost of Purchases	-
Proceeds of Sales	(847,557)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $80,194,880)		$ 83,068,062
Cash		33,662
Foreign currency held at value (cost $14,630)		14,728
Receivable for investments sold		436,674
Receivable for fund shares sold		73,284
Dividends receivable		34,799
Distributions receivable from Fidelity Central Funds		243
Prepaid expenses		257
Other receivables		381
Total assets		83,662,090

Liabilities
Payable for investments purchased	$ 223,400
Payable for fund shares redeemed	153,637
Accrued management fee	56,683
Distribution and service plan fees payable	5,768
Other affiliated payables	23,539
Other payables and accrued expenses	123,628
Total liabilities		586,655

Net Assets		$ 83,075,435
Net Assets consist of:
Paid in capital		$ 96,799,934
Undistributed net investment income		1,236,658
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,821,503)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,860,346
Net Assets		$ 83,075,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($5,788,153 ÷ 773,249 shares)	$ 7.49

Maximum offering price per share (100/94.25 of $7.49)	$ 7.95
Class T: Net Asset Value and redemption price per share ($2,002,928 ÷ 269,128 shares)	$ 7.44

Maximum offering price per share (100/96.50 of $7.44)	$ 7.71
Class B: Net Asset Value and offering price per share ($180,830 ÷ 24,112 shares)A	$ 7.50

Class C: Net Asset Value and offering price per share ($4,104,439 ÷ 555,749 shares)A	$ 7.39

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($67,521,348 ÷ 8,999,614 shares)	$ 7.50

Class I: Net Asset Value, offering price and redemption price per share ($3,477,737 ÷ 463,553 shares)	$ 7.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 3,458,483
Income from Fidelity Central Funds		2,099
Income before foreign taxes withheld		3,460,582
Less foreign taxes withheld		(395,582)
Total income		3,065,000

Expenses
Management fee	$ 788,345
Transfer agent fees	274,869
Distribution and service plan fees	85,027
Accounting and security lending fees	51,130
Custodian fees and expenses	104,573
Independent trustees' compensation	432
Registration fees	73,266
Audit	64,345
Legal	280
Miscellaneous	945
Total expenses before reductions	1,443,212
Expense reductions	(11,325)	1,431,887
Net investment income (loss)		1,633,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141,196)	(10,743,685)
Foreign currency transactions	(36,996)
Total net realized gain (loss)		(10,780,681)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $49,419)	(7,779,317)
Assets and liabilities in foreign currencies	361
Total change in net unrealized appreciation (depreciation)		(7,778,956)
Net gain (loss)		(18,559,637)
Net increase (decrease) in net assets resulting from operations		$ (16,926,524)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,633,113	$ 2,097,602
Net realized gain (loss)	(10,780,681)	(4,234,408)
Change in net unrealized appreciation (depreciation)	(7,778,956)	(2,810,920)
Net increase (decrease) in net assets resulting from operations	(16,926,524)	(4,947,726)
Distributions to shareholders from net investment income	(2,091,570)	(1,921,556)
Distributions to shareholders from net realized gain	(504,771)	-
Total distributions	(2,596,341)	(1,921,556)
Share transactions - net increase (decrease)	(17,106,646)	(15,497,892)
Redemption fees	15,219	42,040
Total increase (decrease) in net assets	(36,614,292)	(22,325,134)

Net Assets
Beginning of period	119,689,727	142,014,861
End of period (including undistributed net investment income of $1,236,658 and undistributed net investment income of $1,899,047, respectively)	$ 83,075,435	$ 119,689,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 9.49	$ 8.71	$ 8.34	$ 8.97
Income from Investment Operations
Net investment income (loss) C	.12	.13	.16	.18	.16F
Net realized and unrealized gain (loss)	(1.50)	(.46)	.85	.34	(.70)
Total from investment operations	(1.38)	(.33)	1.01	.52	(.54)
Distributions from net investment income	(.14)	(.12)	(.15)	(.15)	(.08)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.17) J	(.12)	(.23) I	(.15)	(.10)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.49	$ 9.04	$ 9.49	$ 8.71	$ 8.34
Total ReturnA, B	(15.42)%	(3.48)%	11.75%	6.38%	(6.05)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.61%	1.60%	1.64%	1.62%	1.60%
Expenses net of fee waivers, if any	1.61%	1.60%	1.63%	1.62%	1.56%
Expenses net of all reductions	1.60%	1.60%	1.62%	1.60%	1.51%
Net investment income (loss)	1.51%	1.45%	1.82%	2.09%	1.70%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,788	$ 7,889	$ 10,883	$ 8,934	$ 10,260
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

J Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 9.46	$ 8.68	$ 8.31	$ 8.96
Income from Investment Operations
Net investment income (loss) C	.10	.11	.14	.15	.13F
Net realized and unrealized gain (loss)	(1.51)	(.46)	.84	.35	(.71)
Total from investment operations	(1.41)	(.35)	.98	.50	(.58)
Distributions from net investment income	(.13)	(.10)	(.12)	(.13)	(.07)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.16) K	(.10)	(.20) J	(.13)	(.08) I
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.44	$ 9.01	$ 9.46	$ 8.68	$ 8.31
Total ReturnA, B	(15.80)%	(3.67)%	11.42%	6.14%	(6.42)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.92%	1.92%	1.93%	1.89%	1.87%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.89%	1.84%
Expenses net of all reductions	1.89%	1.90%	1.88%	1.86%	1.78%
Net investment income (loss)	1.22%	1.15%	1.55%	1.82%	1.42%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,003	$ 2,465	$ 3,465	$ 3,336	$ 3,502
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

K Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 9.50	$ 8.69	$ 8.29	$ 8.93
Income from Investment Operations
Net investment income (loss) C	.06	.06	.09	.11	.09F
Net realized and unrealized gain (loss)	(1.51)	(.46)	.85	.35	(.71)
Total from investment operations	(1.45)	(.40)	.94	.46	(.62)
Distributions from net investment income	(.06)	(.05)	(.06)	(.06)	(.02)
Distributions from net realized gain	(.04)	-	(.07)	-	(.01)
Total distributions	(.10)	(.05)	(.13)	(.06)	(.03)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.50	$ 9.05	$ 9.50	$ 8.69	$ 8.29
Total ReturnA, B	(16.16)%	(4.23)%	10.94%	5.56%	(6.85)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.41%	2.40%	2.42%	2.38%	2.37%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.38%	2.33%
Expenses net of all reductions	2.39%	2.40%	2.38%	2.35%	2.27%
Net investment income (loss)	.72%	.65%	1.05%	1.33%	.93%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 181	$ 294	$ 388	$ 441	$ 539
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 9.39	$ 8.62	$ 8.24	$ 8.90
Income from Investment Operations
Net investment income (loss) C	.06	.06	.09	.11	.08F
Net realized and unrealized gain (loss)	(1.48)	(.46)	.83	.35	(.69)
Total from investment operations	(1.42)	(.40)	.92	.46	(.61)
Distributions from net investment income	(.08)	(.06)	(.08)	(.08)	(.05)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.12)	(.06)	(.15)	(.08)	(.06) I
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.39	$ 8.93	$ 9.39	$ 8.62	$ 8.24
Total ReturnA, B	(16.08)%	(4.24)%	10.83%	5.68%	(6.79)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.41%	2.40%	2.42%	2.37%	2.36%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.37%	2.33%
Expenses net of all reductions	2.39%	2.40%	2.38%	2.35%	2.27%
Net investment income (loss)	.72%	.65%	1.05%	1.34%	.93%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,104	$ 6,662	$ 6,782	$ 7,770	$ 6,650
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Income from Investment Operations
Net investment income (loss) B	.14	.16	.18	.20	.18E
Net realized and unrealized gain (loss)	(1.51)	(.47)	.84	.35	(.71)
Total from investment operations	(1.37)	(.31)	1.02	.55	(.53)
Distributions from net investment income	(.17)	(.13)	(.18)	(.17)	(.09)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.21)	(.13)	(.25)	(.17)	(.11)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 7.50	$ 9.08	$ 9.52	$ 8.75	$ 8.37
Total ReturnA	(15.33)%	(3.21)%	11.90%	6.81%	(5.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.39%	1.37%	1.40%	1.37%	1.35%
Expenses net of fee waivers, if any	1.38%	1.37%	1.40%	1.37%	1.31%
Expenses net of all reductions	1.38%	1.37%	1.38%	1.34%	1.25%
Net investment income (loss)	1.74%	1.68%	2.05%	2.34%	1.95%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,521	$ 96,784	$ 110,265	$ 111,441	$ 114,117
Portfolio turnover rateD	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Income from Investment Operations
Net investment income (loss) B	.15	.16	.19	.21	.19E
Net realized and unrealized gain (loss)	(1.51)	(.46)	.84	.35	(.72)
Total from investment operations	(1.36)	(.30)	1.03	.56	(.53)
Distributions from net investment income	(.18)	(.14)	(.19)	(.18)	(.09)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.22)	(.14)	(.26)	(.18)	(.11)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 7.50	$ 9.08	$ 9.52	$ 8.75	$ 8.37
Total ReturnA	(15.23)%	(3.09)%	12.05%	6.93%	(5.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.25%	1.26%	1.30%	1.28%	1.26%
Expenses net of fee waivers, if any	1.25%	1.26%	1.30%	1.28%	1.24%
Expenses net of all reductions	1.24%	1.26%	1.28%	1.25%	1.19%
Net investment income (loss)	1.88%	1.79%	2.15%	2.43%	2.02%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,478	$ 5,596	$ 10,231	$ 8,586	$ 7,633
Portfolio turnover rateD	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,373,817
Gross unrealized depreciation	(10,435,038)
Net unrealized appreciation (depreciation) on securities	$ 1,938,779
Tax Cost	$ 81,129,283

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,238,276
Capital loss carryforward	$ (16,887,100)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,937,274

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)
No expiration
Short-term	(3,290,678)
Long-term	(11,971,717)
Total no expiration	(15,262,395)
Total capital loss carryforward	$ (16,887,100)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 2,596,341	$ 1,921,556

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,108,378 and $66,560,422, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 16,778	$ 327
Class T	.25%	.25%	11,598	13
Class B	.75%	.25%	2,284	1,713
Class C	.75%	.25%	54,367	9,171
			$ 85,027	$ 11,224

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,682
Class T	1,164
Class BA	50
Class CA	1,357
$ 5,253

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 17,582.26
Class T	7,386.32
Class B	680.30
Class C	16,171.30
Emerging Europe, Middle East, Africa (EMEA)	226,627.29
Class I	6,423.15
	$ 274,869

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $147 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

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7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $999. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 400
Class B	2.40%	7
Class C	2.40%	589
		$ 996

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,765 for the period.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $384 and portion of class-level operating expenses as follows:

Amount
Class A	$ 212
Class T	4
Class B	1
Class C	36
Emerging Europe, Middle East, Africa (EMEA)	2,766
Class I	161
$ 3,180

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 113,464	$ 138,741
Class T	35,916	39,254
Class B	1,835	1,980
Class C	58,320	46,648
Emerging Europe, Middle East, Africa (EMEA)	1,776,301	1,537,065
Class I	105,734	157,868
Total	$ 2,091,570	$ 1,921,556
From net realized gain
Class A	$ 32,778	$ -
Class T	11,206	-
Class B	1,213	-
Class C	29,160	-
Emerging Europe, Middle East, Africa (EMEA)	407,505	-
Class I	22,909	-
Total	$ 504,771	$ -

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	200,433	315,373	$ 1,636,757	$ 2,918,425
Reinvestment of distributions	16,251	11,698	135,531	104,929
Shares redeemed	(315,855)	(601,453)	(2,546,115)	(5,463,762)
Net increase (decrease)	(99,171)	(274,382)	$ (773,827)	$ (2,440,408)
Class T
Shares sold	86,058	101,639	$ 721,254	$ 928,488
Reinvestment of distributions	5,631	4,323	46,793	38,736
Shares redeemed	(96,309)	(198,384)	(767,911)	(1,797,181)
Net increase (decrease)	(4,620)	(92,422)	$ 136	$ (829,957)
Class B
Shares sold	3,390	4,359	$ 28,032	$ 39,785
Reinvestment of distributions	349	219	2,936	1,980
Shares redeemed	(12,164)	(12,911)	(100,803)	(117,435)
Net increase (decrease)	(8,425)	(8,333)	$ (69,835)	$ (75,670)
Class C
Shares sold	210,315	241,646	$ 1,702,630	$ 2,211,783
Reinvestment of distributions	8,117	3,905	67,210	34,875
Shares redeemed	(408,507)	(221,913)	(3,365,409)	(2,006,697)
Net increase (decrease)	(190,075)	23,638	$ (1,595,569)	$ 239,961
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	1,440,703	2,719,041	$ 11,732,025	$ 24,959,563
Reinvestment of distributions	247,446	162,803	2,063,699	1,463,600
Shares redeemed	(3,348,545)	(3,802,325)	(27,229,428)	(34,854,232)
Net increase (decrease)	(1,660,396)	(920,481)	$ (13,433,704)	$ (8,431,069)
Class I
Shares sold	131,915	374,756	$ 1,069,757	$ 3,428,841
Reinvestment of distributions	12,912	8,639	107,558	77,579
Shares redeemed	(297,795)	(841,493)	(2,411,162)	(7,467,169)
Net increase (decrease)	(152,968)	(458,098)	$ (1,233,847)	$ (3,960,749)

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.2657	$0.0467

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEMEI-UANN-1215
1.861980.107

Fidelity®

Emerging Europe,
Middle East, Africa (EMEA)

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	-15.33%	-1.62%	-2.23%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Adam Kutas: For the year, the fund's share classes (excluding sales charges, if applicable) delivered double-digit negative results, but solidly outpaced the -18.36% return of the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. The past 12 months posed challenges for emerging EMEA markets, as the commodities collapse weighed heavily on commodity-rich nations, especially Russia. For the period, the fund derived most of its advantage versus the benchmark from stock selection. Our picks among banks had the biggest impact. Here, Romanian bank Banca Transilvania, a non-benchmark holding, performed well, as the Romanian economy began improving. Russia's government-owned Sberbank also helped. With the Russian economy under pressure as oil fell sharply in the fourth quarter of 2014, I was able to establish a position in Sberbank, making it one of the fund's largest overweightings by period end. The stock rose steadily through the end of October. Conversely, the fund's positioning in energy detracted. The fund's most significant detractor was untimely ownership of South African private equity investor Steinhoff International Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Class A	1.57%
Actual		$ 1,000.00	$ 847.30	$ 7.31
HypotheticalA		$ 1,000.00	$ 1,017.29	$ 7.98
Class T	1.90%
Actual		$ 1,000.00	$ 845.50	$ 8.84
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.40%
Actual		$ 1,000.00	$ 843.60	$ 11.15
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Class C	2.40%
Actual		$ 1,000.00	$ 844.60	$ 11.16
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.36%
Actual		$ 1,000.00	$ 847.50	$ 6.33
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class I	1.19%
Actual		$ 1,000.00	$ 848.40	$ 5.54
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	100.0	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.0	0.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	8.0	7.3
Sberbank of Russia (Russia, Banks)	4.7	4.1
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	3.9	5.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	3.7	4.9
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	3.1	5.4
Remgro Ltd. (South Africa, Diversified Financial Services)	2.6	2.4
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.6	2.9
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	2.4	0.1
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	2.2	2.4
Surgutneftegas OJSC (Russia, Oil, Gas & Consumable Fuels)	2.1	1.7
	35.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.3	35.9
Consumer Discretionary	18.0	16.3
Energy	14.9	16.6
Consumer Staples	11.8	9.3
Materials	5.2	5.9
Telecommunication Services	4.2	8.1
Health Care	3.5	4.3
Industrials	3.1	3.1
Information Technology	0.0	0.4
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Austria - 2.6%
CA Immobilien Anlagen AG	39,100	$ 766,839
Erste Group Bank AG (a)	29,100	853,435
Wienerberger AG	31,000	571,505
TOTAL AUSTRIA		2,191,779
Bailiwick of Jersey - 0.5%
Wizz Air Holdings PLC	13,888	405,715
Bermuda - 0.2%
Aquarius Platinum Ltd. (a)	937,700	165,329
Botswana - 0.4%
First National Bank of Botswana Ltd.	964,358	344,843
British Virgin Islands - 0.4%
Lenta Ltd. GDR (a)	49,000	367,990
Croatia - 0.5%
Ledo d.d.	282	388,137
Czech Republic - 1.3%
Komercni Banka A/S	5,049	1,044,981
Estonia - 0.6%
Tallinna Kaubamaja AS	70,900	498,977
Greece - 0.7%
Jumbo SA	26,536	256,787
Sarantis SA	37,800	305,516
TOTAL GREECE		562,303
Hungary - 1.4%
OTP Bank PLC	62,000	1,201,442
Israel - 0.6%
Delta Galil Industries Ltd.	5,500	173,139
Osem Investment Ltd.	13,800	266,966
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	2,000	94,078
TOTAL ISRAEL		534,183
Kenya - 0.9%
British American Tobacco Kenya Ltd.	31,700	238,565
Kenya Commercial Bank Ltd.	756,500	298,375
Safaricom Ltd.	1,516,544	213,252
TOTAL KENYA		750,192
Lithuania - 0.6%
Apranga AB (a)	163,766	466,421
Common Stocks - continued
	Shares	Value
Luxembourg - 0.5%
Pegas NONWOVENS SA	13,700	$ 428,155
Malta - 0.7%
Brait SA	48,000	550,861
Netherlands - 0.4%
AmRest Holdings NV (a)	6,600	308,536
Nigeria - 0.7%
Zenith Bank PLC	6,384,656	564,531
Pakistan - 0.7%
Millat Tractors Ltd.	45,000	248,649
United Bank Ltd.	190,000	295,544
TOTAL PAKISTAN		544,193
Poland - 4.3%
Bank Handlowy w Warszawie SA	21,000	427,624
Bank Polska Kasa Opieki SA	19,500	758,181
Inter Cars SA	3,700	226,537
Kruk SA	10,000	476,018
NG2 SA	11,800	516,051
Orbis SA	50,200	766,442
Quercus TFI SA	250,000	423,098
TOTAL POLAND		3,593,951
Qatar - 3.2%
Al Meera Consumer Goods Co. (a)	6,496	418,285
Qatar Insurance Co. (a)	22,691	579,703
Qatar National Bank SAQ (a)	32,850	1,646,899
TOTAL QATAR		2,644,887
Romania - 4.4%
Banca Transilvania SA (a)	2,204,397	1,385,897
BRD-Groupe Societe Generale (a)	453,129	1,314,834
Bursa de Valori Bucuresti	73,404	553,422
Fondul Propietatea SA GDR	39,000	401,700
TOTAL ROMANIA		3,655,853
Russia - 17.8%
Gazprom OAO (a)	1,463,600	3,110,360
Lukoil PJSC (a)	8,100	294,372
Lukoil PJSC sponsored ADR	81,195	2,947,379
Magnit OJSC (a)	8,592	1,498,814
Megafon OJSC GDR	60,800	787,360
Moscow Exchange MICEX-RTS OAO (a)	755,000	1,062,529
Common Stocks - continued
	Shares	Value
Russia - continued
NOVATEK OAO (a)	130,000	$ 1,189,881
Sberbank of Russia (a)	2,760,970	3,914,623
TOTAL RUSSIA		14,805,318
Slovenia - 0.6%
Krka dd Novo mesto	6,700	478,898
South Africa - 39.5%
AngloGold Ashanti Ltd. (a)	106,400	897,795
Aspen Pharmacare Holdings Ltd.	43,300	972,474
Cashbuild Ltd.	18,300	437,037
Clicks Group Ltd.	137,552	1,004,878
DRDGOLD Ltd.	4,469,214	724,152
FirstRand Ltd.	586,600	2,152,859
Holdsport Ltd.	171,700	782,259
Hulamin Ltd.	996,200	480,140
Liberty Holdings Ltd.	51,400	503,415
MTN Group Ltd.	228,850	2,605,369
Nampak Ltd.	467,100	757,067
Naspers Ltd. Class N	45,500	6,664,393
Netcare Ltd.	310,000	882,802
Peregrine Holdings Ltd.	125,000	278,109
Pioneer Foods Ltd.	68,000	975,359
PSG Konsult Ltd.	96,618	56,900
Remgro Ltd.	109,800	2,199,808
RMB Holdings Ltd.	164,600	802,602
Sasol Ltd.	57,500	1,842,397
Shoprite Holdings Ltd.	120,100	1,249,686
Spar Group Ltd.	89,200	1,281,634
Spur Corp. Ltd.	85,000	206,680
Standard Bank Group Ltd.	169,763	1,765,589
Steinhoff International Holdings Ltd.	321,700	1,969,160
Taste Holdings Ltd.	900,000	210,059
Truworths International Ltd.	164,000	1,110,991
TOTAL SOUTH AFRICA		32,813,614
Turkey - 4.3%
Aselsan A/S	105,000	502,418
Gubre Fabrikalari TAS	338,000	764,019
Koc Holding A/S	188,850	852,918
Soda Sanayii AS	283,622	468,909
Common Stocks - continued
	Shares	Value
Turkey - continued
Turk Tuborg Bira ve Malt Sanayii A/S (a)	80,000	$ 172,052
Turkiye Garanti Bankasi A/S	321,000	831,207
TOTAL TURKEY		3,591,523
United Arab Emirates - 5.2%
Agthia Group PJSC	340,000	708,140
Aldar Properties PJSC (a)	1,109,585	688,770
Dubai Islamic Bank Pakistan Ltd. (a)	425,219	749,024
Emaar Malls Group PJSC (a)	590,000	502,777
First Gulf Bank PJSC	286,313	962,691
SHUAA Capital PSC (a)	5,249,942	721,813
TOTAL UNITED ARAB EMIRATES		4,333,215
United Kingdom - 3.4%
Abdullah Al Othaim Markets Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(b)	17,836	439,944
Al Noor Hospitals Group PLC	11,100	201,234
Alabama Khaleej Training & Education ELS (HSBC Bank Warrant Program) warrants 7/18/16 (a)(b)	37,010	424,719
NMC Health PLC	23,900	280,753
Saudi Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/4/18 (b)	14,000	496,467
Savola Group ELS (HSBC Warrant Program) warrants 2/6/17 (b)	39,200	549,040
United International Transportation Co. ELS (HSBC Warrant Program) warrants 7/31/17 (b)	33,634	439,426
TOTAL UNITED KINGDOM		2,831,583
TOTAL COMMON STOCKS (Cost $77,454,944)		80,067,410
Nonconvertible Preferred Stocks - 3.6%
	Shares	Value
Russia - 3.6%
Surgutneftegas OJSC (a)	2,598,600	$ 1,771,368
Tatneft OAO (a)	433,800	1,229,284
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,739,936)		3,000,652
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $80,194,880)		83,068,062
NET OTHER ASSETS (LIABILITIES) - 0.0%		7,373
NET ASSETS - 100%		$ 83,075,435
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,349,596 or 2.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,100
Fidelity Securities Lending Cash Central Fund	999
Total	$ 2,099
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,947,366	$ 14,522,647	$ 424,719	$ -
Consumer Staples	9,909,021	9,469,077	439,944	-
Energy	12,385,041	5,660,916	6,724,125	-
Financials	32,565,876	26,335,113	6,230,763	-
Health Care	2,816,161	2,816,161	-	-
Industrials	2,581,205	1,728,287	852,918	-
Materials	4,257,411	2,635,464	1,621,947	-
Telecommunication Services	3,605,981	1,000,612	2,605,369	-
Total Investments in Securities:	$ 83,068,062	$ 64,168,277	$ 18,899,785	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 10,300,566
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Consumer Discretionary
Beginning Balance	$ 1,010,924
Net Realized Gain (Loss) on Investment Securities	3,818
Net Unrealized Gain (Loss) on Investment Securities	(167,185)
Cost of Purchases	-
Proceeds of Sales	(847,557)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $80,194,880)		$ 83,068,062
Cash		33,662
Foreign currency held at value (cost $14,630)		14,728
Receivable for investments sold		436,674
Receivable for fund shares sold		73,284
Dividends receivable		34,799
Distributions receivable from Fidelity Central Funds		243
Prepaid expenses		257
Other receivables		381
Total assets		83,662,090

Liabilities
Payable for investments purchased	$ 223,400
Payable for fund shares redeemed	153,637
Accrued management fee	56,683
Distribution and service plan fees payable	5,768
Other affiliated payables	23,539
Other payables and accrued expenses	123,628
Total liabilities		586,655

Net Assets		$ 83,075,435
Net Assets consist of:
Paid in capital		$ 96,799,934
Undistributed net investment income		1,236,658
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,821,503)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,860,346
Net Assets		$ 83,075,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($5,788,153 ÷ 773,249 shares)	$ 7.49

Maximum offering price per share (100/94.25 of $7.49)	$ 7.95
Class T: Net Asset Value and redemption price per share ($2,002,928 ÷ 269,128 shares)	$ 7.44

Maximum offering price per share (100/96.50 of $7.44)	$ 7.71
Class B: Net Asset Value and offering price per share ($180,830 ÷ 24,112 shares)A	$ 7.50

Class C: Net Asset Value and offering price per share ($4,104,439 ÷ 555,749 shares)A	$ 7.39

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($67,521,348 ÷ 8,999,614 shares)	$ 7.50

Class I: Net Asset Value, offering price and redemption price per share ($3,477,737 ÷ 463,553 shares)	$ 7.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 3,458,483
Income from Fidelity Central Funds		2,099
Income before foreign taxes withheld		3,460,582
Less foreign taxes withheld		(395,582)
Total income		3,065,000

Expenses
Management fee	$ 788,345
Transfer agent fees	274,869
Distribution and service plan fees	85,027
Accounting and security lending fees	51,130
Custodian fees and expenses	104,573
Independent trustees' compensation	432
Registration fees	73,266
Audit	64,345
Legal	280
Miscellaneous	945
Total expenses before reductions	1,443,212
Expense reductions	(11,325)	1,431,887
Net investment income (loss)		1,633,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141,196)	(10,743,685)
Foreign currency transactions	(36,996)
Total net realized gain (loss)		(10,780,681)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $49,419)	(7,779,317)
Assets and liabilities in foreign currencies	361
Total change in net unrealized appreciation (depreciation)		(7,778,956)
Net gain (loss)		(18,559,637)
Net increase (decrease) in net assets resulting from operations		$ (16,926,524)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,633,113	$ 2,097,602
Net realized gain (loss)	(10,780,681)	(4,234,408)
Change in net unrealized appreciation (depreciation)	(7,778,956)	(2,810,920)
Net increase (decrease) in net assets resulting from operations	(16,926,524)	(4,947,726)
Distributions to shareholders from net investment income	(2,091,570)	(1,921,556)
Distributions to shareholders from net realized gain	(504,771)	-
Total distributions	(2,596,341)	(1,921,556)
Share transactions - net increase (decrease)	(17,106,646)	(15,497,892)
Redemption fees	15,219	42,040
Total increase (decrease) in net assets	(36,614,292)	(22,325,134)

Net Assets
Beginning of period	119,689,727	142,014,861
End of period (including undistributed net investment income of $1,236,658 and undistributed net investment income of $1,899,047, respectively)	$ 83,075,435	$ 119,689,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.04	$ 9.49	$ 8.71	$ 8.34	$ 8.97
Income from Investment Operations
Net investment income (loss) C	.12	.13	.16	.18	.16F
Net realized and unrealized gain (loss)	(1.50)	(.46)	.85	.34	(.70)
Total from investment operations	(1.38)	(.33)	1.01	.52	(.54)
Distributions from net investment income	(.14)	(.12)	(.15)	(.15)	(.08)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.17) J	(.12)	(.23) I	(.15)	(.10)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.49	$ 9.04	$ 9.49	$ 8.71	$ 8.34
Total ReturnA, B	(15.42)%	(3.48)%	11.75%	6.38%	(6.05)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.61%	1.60%	1.64%	1.62%	1.60%
Expenses net of fee waivers, if any	1.61%	1.60%	1.63%	1.62%	1.56%
Expenses net of all reductions	1.60%	1.60%	1.62%	1.60%	1.51%
Net investment income (loss)	1.51%	1.45%	1.82%	2.09%	1.70%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,788	$ 7,889	$ 10,883	$ 8,934	$ 10,260
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

J Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.01	$ 9.46	$ 8.68	$ 8.31	$ 8.96
Income from Investment Operations
Net investment income (loss) C	.10	.11	.14	.15	.13F
Net realized and unrealized gain (loss)	(1.51)	(.46)	.84	.35	(.71)
Total from investment operations	(1.41)	(.35)	.98	.50	(.58)
Distributions from net investment income	(.13)	(.10)	(.12)	(.13)	(.07)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.16) K	(.10)	(.20) J	(.13)	(.08) I
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.44	$ 9.01	$ 9.46	$ 8.68	$ 8.31
Total ReturnA, B	(15.80)%	(3.67)%	11.42%	6.14%	(6.42)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.92%	1.92%	1.93%	1.89%	1.87%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.89%	1.84%
Expenses net of all reductions	1.89%	1.90%	1.88%	1.86%	1.78%
Net investment income (loss)	1.22%	1.15%	1.55%	1.82%	1.42%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,003	$ 2,465	$ 3,465	$ 3,336	$ 3,502
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

K Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.05	$ 9.50	$ 8.69	$ 8.29	$ 8.93
Income from Investment Operations
Net investment income (loss) C	.06	.06	.09	.11	.09F
Net realized and unrealized gain (loss)	(1.51)	(.46)	.85	.35	(.71)
Total from investment operations	(1.45)	(.40)	.94	.46	(.62)
Distributions from net investment income	(.06)	(.05)	(.06)	(.06)	(.02)
Distributions from net realized gain	(.04)	-	(.07)	-	(.01)
Total distributions	(.10)	(.05)	(.13)	(.06)	(.03)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.50	$ 9.05	$ 9.50	$ 8.69	$ 8.29
Total ReturnA, B	(16.16)%	(4.23)%	10.94%	5.56%	(6.85)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.41%	2.40%	2.42%	2.38%	2.37%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.38%	2.33%
Expenses net of all reductions	2.39%	2.40%	2.38%	2.35%	2.27%
Net investment income (loss)	.72%	.65%	1.05%	1.33%	.93%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 181	$ 294	$ 388	$ 441	$ 539
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 9.39	$ 8.62	$ 8.24	$ 8.90
Income from Investment Operations
Net investment income (loss) C	.06	.06	.09	.11	.08F
Net realized and unrealized gain (loss)	(1.48)	(.46)	.83	.35	(.69)
Total from investment operations	(1.42)	(.40)	.92	.46	(.61)
Distributions from net investment income	(.08)	(.06)	(.08)	(.08)	(.05)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.12)	(.06)	(.15)	(.08)	(.06) I
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 7.39	$ 8.93	$ 9.39	$ 8.62	$ 8.24
Total ReturnA, B	(16.08)%	(4.24)%	10.83%	5.68%	(6.79)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.41%	2.40%	2.42%	2.37%	2.36%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.37%	2.33%
Expenses net of all reductions	2.39%	2.40%	2.38%	2.35%	2.27%
Net investment income (loss)	.72%	.65%	1.05%	1.34%	.93%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,104	$ 6,662	$ 6,782	$ 7,770	$ 6,650
Portfolio turnover rateE	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Income from Investment Operations
Net investment income (loss) B	.14	.16	.18	.20	.18E
Net realized and unrealized gain (loss)	(1.51)	(.47)	.84	.35	(.71)
Total from investment operations	(1.37)	(.31)	1.02	.55	(.53)
Distributions from net investment income	(.17)	(.13)	(.18)	(.17)	(.09)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.21)	(.13)	(.25)	(.17)	(.11)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 7.50	$ 9.08	$ 9.52	$ 8.75	$ 8.37
Total ReturnA	(15.33)%	(3.21)%	11.90%	6.81%	(5.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.39%	1.37%	1.40%	1.37%	1.35%
Expenses net of fee waivers, if any	1.38%	1.37%	1.40%	1.37%	1.31%
Expenses net of all reductions	1.38%	1.37%	1.38%	1.34%	1.25%
Net investment income (loss)	1.74%	1.68%	2.05%	2.34%	1.95%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,521	$ 96,784	$ 110,265	$ 111,441	$ 114,117
Portfolio turnover rateD	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Income from Investment Operations
Net investment income (loss) B	.15	.16	.19	.21	.19E
Net realized and unrealized gain (loss)	(1.51)	(.46)	.84	.35	(.72)
Total from investment operations	(1.36)	(.30)	1.03	.56	(.53)
Distributions from net investment income	(.18)	(.14)	(.19)	(.18)	(.09)
Distributions from net realized gain	(.04)	-	(.07)	-	(.02)
Total distributions	(.22)	(.14)	(.26)	(.18)	(.11)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 7.50	$ 9.08	$ 9.52	$ 8.75	$ 8.37
Total ReturnA	(15.23)%	(3.09)%	12.05%	6.93%	(5.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.25%	1.26%	1.30%	1.28%	1.26%
Expenses net of fee waivers, if any	1.25%	1.26%	1.30%	1.28%	1.24%
Expenses net of all reductions	1.24%	1.26%	1.28%	1.25%	1.19%
Net investment income (loss)	1.88%	1.79%	2.15%	2.43%	2.02%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,478	$ 5,596	$ 10,231	$ 8,586	$ 7,633
Portfolio turnover rateD	50%	38%	64%	30%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,373,817
Gross unrealized depreciation	(10,435,038)
Net unrealized appreciation (depreciation) on securities	$ 1,938,779
Tax Cost	$ 81,129,283

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,238,276
Capital loss carryforward	$ (16,887,100)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,937,274

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)
No expiration
Short-term	(3,290,678)
Long-term	(11,971,717)
Total no expiration	(15,262,395)
Total capital loss carryforward	$ (16,887,100)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 2,596,341	$ 1,921,556

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,108,378 and $66,560,422, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 16,778	$ 327
Class T	.25%	.25%	11,598	13
Class B	.75%	.25%	2,284	1,713
Class C	.75%	.25%	54,367	9,171
			$ 85,027	$ 11,224

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,682
Class T	1,164
Class BA	50
Class CA	1,357
$ 5,253

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 17,582.26
Class T	7,386.32
Class B	680.30
Class C	16,171.30
Emerging Europe, Middle East, Africa (EMEA)	226,627.29
Class I	6,423.15
	$ 274,869

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $147 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

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Notes to Financial Statements - continued

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $999. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 400
Class B	2.40%	7
Class C	2.40%	589
		$ 996

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,765 for the period.

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8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $384 and portion of class-level operating expenses as follows:

Amount
Class A	$ 212
Class T	4
Class B	1
Class C	36
Emerging Europe, Middle East, Africa (EMEA)	2,766
Class I	161
$ 3,180

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 113,464	$ 138,741
Class T	35,916	39,254
Class B	1,835	1,980
Class C	58,320	46,648
Emerging Europe, Middle East, Africa (EMEA)	1,776,301	1,537,065
Class I	105,734	157,868
Total	$ 2,091,570	$ 1,921,556
From net realized gain
Class A	$ 32,778	$ -
Class T	11,206	-
Class B	1,213	-
Class C	29,160	-
Emerging Europe, Middle East, Africa (EMEA)	407,505	-
Class I	22,909	-
Total	$ 504,771	$ -

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Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	200,433	315,373	$ 1,636,757	$ 2,918,425
Reinvestment of distributions	16,251	11,698	135,531	104,929
Shares redeemed	(315,855)	(601,453)	(2,546,115)	(5,463,762)
Net increase (decrease)	(99,171)	(274,382)	$ (773,827)	$ (2,440,408)
Class T
Shares sold	86,058	101,639	$ 721,254	$ 928,488
Reinvestment of distributions	5,631	4,323	46,793	38,736
Shares redeemed	(96,309)	(198,384)	(767,911)	(1,797,181)
Net increase (decrease)	(4,620)	(92,422)	$ 136	$ (829,957)
Class B
Shares sold	3,390	4,359	$ 28,032	$ 39,785
Reinvestment of distributions	349	219	2,936	1,980
Shares redeemed	(12,164)	(12,911)	(100,803)	(117,435)
Net increase (decrease)	(8,425)	(8,333)	$ (69,835)	$ (75,670)
Class C
Shares sold	210,315	241,646	$ 1,702,630	$ 2,211,783
Reinvestment of distributions	8,117	3,905	67,210	34,875
Shares redeemed	(408,507)	(221,913)	(3,365,409)	(2,006,697)
Net increase (decrease)	(190,075)	23,638	$ (1,595,569)	$ 239,961
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	1,440,703	2,719,041	$ 11,732,025	$ 24,959,563
Reinvestment of distributions	247,446	162,803	2,063,699	1,463,600
Shares redeemed	(3,348,545)	(3,802,325)	(27,229,428)	(34,854,232)
Net increase (decrease)	(1,660,396)	(920,481)	$ (13,433,704)	$ (8,431,069)
Class I
Shares sold	131,915	374,756	$ 1,069,757	$ 3,428,841
Reinvestment of distributions	12,912	8,639	107,558	77,579
Shares redeemed	(297,795)	(841,493)	(2,411,162)	(7,467,169)
Net increase (decrease)	(152,968)	(458,098)	$ (1,233,847)	$ (3,960,749)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividends distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/08/14	$0.2557	$0.0467

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EME-UANN-1215
1.861971.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

International Value

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Value Fund	-0.41%	3.48%	0.91%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Alex Zavratsky: For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, outperforming the -4.09% result of the benchmark MSCI EAFE Value Index. Versus the benchmark, key contributors included stock selection in various countries throughout Europe, especially France and Switzerland, as well as in the United Kingdom. Conversely, positioning in Japan detracted. Relative results also were affected by a downward fair-value pricing adjustment of 0.80 percentage points, largely related to the fund's Japan-based investments. Looking at individual stocks, largely avoiding U.K-based oil giant and index component Royal Dutch Shell helped most. The fund started the review period with an underweighted position, later eliminated. Shares of Royal Dutch Shell returned roughly -23% amid disappointing financial results, weakening oil prices and high capital expenditures, and our decisions here proved the biggest contributor to relative results this period. Avoiding Spain's Banco Santander, a benchmark constituent, also was a good call. Conversely, the fund's position in French bank BNP Paribas was the biggest relative detractor the past year. We held an underweighted position in the stock earlier in the period and sold it once the stock no longer fit our investment criteria. This stance hurt the fund because BNP outpaced the market the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.34%
Actual		$ 1,000.00	$ 944.10	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.63%
Actual		$ 1,000.00	$ 942.90	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 941.30	$ 10.28
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.13%
Actual		$ 1,000.00	$ 940.60	$ 10.42
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
International Value	.98%
Actual		$ 1,000.00	$ 946.30	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class I	1.10%
Actual		$ 1,000.00	$ 946.30	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United Kingdom	23.5%
Japan	20.6%
France	16.3%
Switzerland	8.2%
United States of America*	6.0%
Germany	5.5%
Netherlands	3.7%
Australia	2.9%
Spain	2.0%
Other	11.3%

* Includes short-term investments and net other assets (liabilities)

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

United Kingdom	24.9%
Japan	20.4%
France	14.8%
Switzerland	6.8%
Germany	6.3%
Australia	4.6%
United States of America*	4.0%
Netherlands	2.9%
Italy	2.0%
Other	13.3%

* Includes short-term investments and net other assets (liabilities)

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.1	2.8
Nestle SA (Switzerland, Food Products)	2.7	2.0
Sanofi SA (France, Pharmaceuticals)	2.6	2.4
Novartis AG (Switzerland, Pharmaceuticals)	2.6	1.6
Toyota Motor Corp. (Japan, Automobiles)	2.4	2.7
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.0	2.6
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	2.8
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.9	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	2.0
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.8	1.2
	22.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	27.7
Health Care	16.0	14.3
Consumer Discretionary	14.4	15.5
Consumer Staples	9.3	7.1
Industrials	8.0	7.8
Energy	6.7	6.8
Telecommunication Services	6.1	7.1
Materials	4.1	4.9
Information Technology	3.6	5.6
Utilities	3.1	2.4

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 2.9%
Ansell Ltd.	52,575	$ 748,141
Macquarie Group Ltd.	25,419	1,539,092
Telstra Corp. Ltd.	157,443	603,266
Transurban Group unit	166,965	1,237,218
Westpac Banking Corp.	193,728	4,315,102
TOTAL AUSTRALIA		8,442,819
Bailiwick of Jersey - 1.4%
Shire PLC	18,100	1,370,729
Wolseley PLC	43,283	2,541,202
TOTAL BAILIWICK OF JERSEY		3,911,931
Belgium - 0.5%
Anheuser-Busch InBev SA NV	12,870	1,535,708
Canada - 0.8%
Imperial Oil Ltd.	41,300	1,374,245
Potash Corp. of Saskatchewan, Inc.	45,500	921,413
TOTAL CANADA		2,295,658
Denmark - 0.3%
Topdanmark A/S (a)	27,800	739,761
Finland - 1.2%
Sampo Oyj (A Shares)	69,234	3,386,403
France - 16.3%
Atos Origin SA	35,855	2,860,498
AXA SA	161,021	4,297,347
Capgemini SA	39,593	3,527,920
Havas SA	204,166	1,771,393
Orange SA	169,900	2,995,624
Renault SA	15,745	1,484,328
Sanofi SA	73,299	7,394,100
Societe Generale Series A	63,300	2,939,856
Total SA	183,273	8,862,871
Unibail-Rodamco	12,100	3,380,995
VINCI SA	57,500	3,881,050
Vivendi SA	140,492	3,379,789
TOTAL FRANCE		46,775,771
Germany - 5.1%
Axel Springer Verlag AG	20,600	1,158,464
BASF AG	60,026	4,917,561
Bayer AG	15,103	2,015,382
Common Stocks - continued
	Shares	Value
Germany - continued
Continental AG	5,766	$ 1,386,685
Fresenius SE & Co. KGaA	46,000	3,380,190
GEA Group AG	15,021	602,323
SAP AG	16,460	1,297,626
TOTAL GERMANY		14,758,231
Hong Kong - 0.2%
Power Assets Holdings Ltd.	44,500	442,615
Ireland - 1.4%
Allergan PLC (a)	7,280	2,245,662
Medtronic PLC	24,100	1,781,472
TOTAL IRELAND		4,027,134
Israel - 1.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	67,099	3,971,590
Italy - 1.7%
Intesa Sanpaolo SpA	654,300	2,279,379
Mediaset SpA	285,400	1,449,941
Telecom Italia SpA (a)	810,900	1,131,273
TOTAL ITALY		4,860,593
Japan - 20.6%
Astellas Pharma, Inc.	196,600	2,853,547
Dentsu, Inc.	53,800	3,024,536
East Japan Railway Co.	31,200	2,966,358
Hoya Corp.	81,800	3,375,622
Itochu Corp.	192,500	2,408,749
Japan Tobacco, Inc.	109,100	3,776,146
KDDI Corp.	124,400	3,010,273
Makita Corp.	30,400	1,665,702
Mitsubishi UFJ Financial Group, Inc.	887,200	5,737,997
Nippon Prologis REIT, Inc.	574	1,009,425
Nippon Telegraph & Telephone Corp.	102,800	3,768,792
OBIC Co. Ltd.	31,900	1,683,586
Olympus Corp.	56,500	1,905,820
ORIX Corp.	175,700	2,565,884
Seven & i Holdings Co. Ltd.	57,100	2,593,757
Seven Bank Ltd.	388,600	1,770,678
Sony Corp.	70,300	1,998,308
Sony Financial Holdings, Inc.	114,800	2,057,513
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Financial Group, Inc.	109,000	$ 4,348,410
Toyota Motor Corp.	110,400	6,763,594
TOTAL JAPAN		59,284,697
Luxembourg - 0.5%
RTL Group SA	16,739	1,446,793
Netherlands - 3.7%
ING Groep NV (Certificaten Van Aandelen)	263,990	3,842,076
Koninklijke KPN NV	315,453	1,155,883
Mylan N.V.	19,600	864,164
PostNL NV (a)	92,431	381,766
RELX NV	253,849	4,340,706
TOTAL NETHERLANDS		10,584,595
Singapore - 0.3%
UOL Group Ltd.	182,764	852,916
Spain - 2.0%
Iberdrola SA	611,024	4,365,416
Mediaset Espana Comunicacion SA	119,100	1,447,855
TOTAL SPAIN		5,813,271
Sweden - 1.6%
Nordea Bank AB	309,600	3,424,478
Sandvik AB	138,700	1,297,134
TOTAL SWEDEN		4,721,612
Switzerland - 8.2%
Credit Suisse Group AG	10,513	262,207
Credit Suisse Group AG (e)(f)	91,500	2,105,949
Nestle SA	100,200	7,652,674
Novartis AG	80,719	7,312,232
Syngenta AG (Switzerland)	4,651	1,562,598
UBS Group AG	57,758	1,156,893
Zurich Insurance Group AG	13,435	3,545,499
TOTAL SWITZERLAND		23,598,052
United Kingdom - 23.5%
AstraZeneca PLC (United Kingdom)	77,441	4,935,515
Aviva PLC	434,757	3,249,190
BAE Systems PLC	393,329	2,660,671
Barclays PLC	1,136,599	4,049,454
BG Group PLC	111,600	1,763,117
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BP PLC sponsored ADR	160,157	$ 5,717,605
Bunzl PLC	104,364	2,990,899
Compass Group PLC	183,539	3,155,202
HSBC Holdings PLC sponsored ADR (d)	139,842	5,463,627
Imperial Tobacco Group PLC	95,258	5,138,272
Informa PLC	241,209	2,112,095
ITV PLC	921,096	3,583,983
Liberty Global PLC:
Class A (a)	27,900	1,242,108
Class A (a)	7,000	270,340
Lloyds Banking Group PLC	3,551,200	4,030,655
Meggitt PLC	101,816	555,009
Micro Focus International PLC	64,100	1,241,136
National Grid PLC	276,182	3,934,181
Prudential PLC	69,249	1,617,414
Rio Tinto PLC	128,808	4,694,443
Vodafone Group PLC sponsored ADR	158,958	5,240,845
TOTAL UNITED KINGDOM		67,645,761
United States of America - 3.6%
Altria Group, Inc.	31,400	1,898,758
Chevron Corp.	17,000	1,544,960
Constellation Brands, Inc. Class A (sub. vtg.)	21,800	2,938,640
Edgewell Personal Care Co. (a)	12,500	1,058,875
McGraw Hill Financial, Inc.	19,700	1,825,008
ResMed, Inc. CDI	182,510	1,036,683
TOTAL UNITED STATES OF AMERICA		10,302,924
TOTAL COMMON STOCKS (Cost $279,167,390)		279,398,835
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Volkswagen AG (Cost $2,263,117)	10,831	1,300,100
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	10,711,479	$ 10,711,479
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,557,675	1,557,675
TOTAL MONEY MARKET FUNDS (Cost $12,269,154)		12,269,154
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $293,699,661)		292,968,089
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(5,586,579)
NET ASSETS - 100%		$ 287,381,510
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,105,949 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 2,169,602
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,565
Fidelity Securities Lending Cash Central Fund	112,755
Total	$ 118,320
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 41,316,220	$ 21,694,691	$ 19,621,529	$ -
Consumer Staples	26,592,830	11,034,545	15,558,285	-
Energy	19,262,798	8,636,810	10,625,988	-
Financials	75,793,208	24,758,859	51,034,349	-
Health Care	45,190,849	10,878,270	34,312,579	-
Industrials	23,188,081	9,708,181	13,479,900	-
Information Technology	10,610,766	7,629,554	2,981,212	-
Materials	12,096,015	921,413	11,174,602	-
Telecommunication Services	17,905,956	5,240,845	12,665,111	-
Utilities	8,742,212	4,365,416	4,376,796	-
Money Market Funds	12,269,154	12,269,154	-	-
Total Investments in Securities:	$ 292,968,089	$ 117,137,738	$ 175,830,351	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 17,387,003
Level 2 to Level 1	3,914,138

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,512,009) - See accompanying schedule: Unaffiliated issuers (cost $281,430,507)	$ 280,698,935
Fidelity Central Funds (cost $12,269,154)	12,269,154
Total Investments (cost $293,699,661)		$ 292,968,089
Cash		11,900
Receivable for investments sold		611,490
Receivable for fund shares sold		1,965,354
Dividends receivable		851,987
Distributions receivable from Fidelity Central Funds		2,646
Prepaid expenses		559
Other receivables		1,752
Total assets		296,413,777

Liabilities
Payable for investments purchased
Regular delivery	$ 4,985,343
Delayed delivery	2,105,949
Payable for fund shares redeemed	102,123
Accrued management fee	162,913
Distribution and service plan fees payable	7,553
Other affiliated payables	48,219
Other payables and accrued expenses	62,492
Collateral on securities loaned, at value	1,557,675
Total liabilities		9,032,267

Net Assets		$ 287,381,510
Net Assets consist of:
Paid in capital		$ 390,986,470
Undistributed net investment income		3,583,213
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(106,502,887)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(685,286)
Net Assets		$ 287,381,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,955,961 ÷ 1,082,456 shares)	$ 8.27

Maximum offering price per share (100/94.25 of $8.27)	$ 8.77
Class T:
Net Asset Value and redemption price per share ($4,085,545 ÷ 494,951 shares)	$ 8.25

Maximum offering price per share (100/96.50 of $8.25)	$ 8.55
Class B:
Net Asset Value and offering price per share ($302,322 ÷ 36,246 shares)A	$ 8.34

Class C:
Net Asset Value and offering price per share ($4,501,895 ÷ 546,911 shares)A	$ 8.23

International Value:
Net Asset Value, offering price and redemption price per share ($267,566,951 ÷ 32,294,974 shares)	$ 8.29

Class I:
Net Asset Value, offering price and redemption price per share ($1,968,836 ÷ 237,625 shares)	$ 8.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 6,808,439
Income from Fidelity Central Funds		118,320
Income before foreign taxes withheld		6,926,759
Less foreign taxes withheld		(493,861)
Total income		6,432,898

Expenses
Management fee
Basic fee	$ 1,525,277
Performance adjustment	(2,158)
Transfer agent fees	408,663
Distribution and service plan fees	83,833
Accounting and security lending fees	114,042
Custodian fees and expenses	74,842
Independent trustees' compensation	905
Registration fees	74,886
Audit	60,612
Legal	535
Miscellaneous	1,759
Total expenses before reductions	2,343,196
Expense reductions	(23,655)	2,319,541
Net investment income (loss)		4,113,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,418,325)
Foreign currency transactions	(56,980)
Total net realized gain (loss)		(2,475,305)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,382,002)
Assets and liabilities in foreign currencies	71,045
Total change in net unrealized appreciation (depreciation)		(2,310,957)
Net gain (loss)		(4,786,262)
Net increase (decrease) in net assets resulting from operations		$ (672,905)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,113,357	$ 7,699,402
Net realized gain (loss)	(2,475,305)	12,080,123
Change in net unrealized appreciation (depreciation)	(2,310,957)	(23,435,459)
Net increase (decrease) in net assets resulting from operations	(672,905)	(3,655,934)
Distributions to shareholders from net investment income	(7,553,931)	(4,160,313)
Distributions to shareholders from net realized gain	-	(301,192)
Total distributions	(7,553,931)	(4,461,505)
Share transactions - net increase (decrease)	87,547,372	20,511,129
Redemption fees	863	1,150
Total increase (decrease) in net assets	79,321,399	12,394,840

Net Assets
Beginning of period	208,060,111	195,665,271
End of period (including undistributed net investment income of $3,583,213 and undistributed net investment income of $7,054,946, respectively)	$ 287,381,510	$ 208,060,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.96	$ 7.39	$ 7.02	$ 8.22
Income from Investment Operations
Net investment income (loss) C	.13	.31F	.17	.20	.22
Net realized and unrealized gain (loss)	(.20)	(.47)	1.64	.39	(1.19)
Total from investment operations	(.07)	(.16)	1.81	.59	(.97)
Distributions from net investment income	(.28)	(.17)	(.20)	(.22)	(.19)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.28)	(.18)	(.24)	(.22)	(.23)I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.27	$ 8.62	$ 8.96	$ 7.39	$ 7.02
Total ReturnA, B	(.81)%	(1.76)%	25.24%	8.82%	(12.19)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.37%	1.32%	1.39%	1.44%	1.36%
Expenses net of fee waivers, if any	1.37%	1.32%	1.39%	1.44%	1.36%
Expenses net of all reductions	1.36%	1.32%	1.36%	1.41%	1.34%
Net investment income (loss)	1.58%	3.44%F	2.08%	2.85%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,956	$ 6,296	$ 6,191	$ 4,491	$ 4,668
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 8.94	$ 7.38	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss) C	.11	.28F	.15	.18	.20
Net realized and unrealized gain (loss)	(.20)	(.46)	1.64	.40	(1.19)
Total from investment operations	(.09)	(.18)	1.79	.58	(.99)
Distributions from net investment income	(.26)	(.15)	(.19)	(.20)	(.17)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.26)	(.16)	(.23)	(.20)	(.21)I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.25	$ 8.60	$ 8.94	$ 7.38	$ 7.00
Total ReturnA, B	(1.09)%	(1.99)%	24.86%	8.60%	(12.42)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.66%	1.59%	1.66%	1.71%	1.63%
Expenses net of fee waivers, if any	1.66%	1.59%	1.65%	1.70%	1.62%
Expenses net of all reductions	1.65%	1.59%	1.63%	1.67%	1.60%
Net investment income (loss)	1.29%	3.17%F	1.81%	2.58%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,086	$ 3,604	$ 3,758	$ 2,693	$ 2,468
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.66	$ 8.98	$ 7.39	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss) C	.07	.24F	.11	.14	.17
Net realized and unrealized gain (loss)	(.21)	(.45)	1.65	.41	(1.20)
Total from investment operations	(.14)	(.21)	1.76	.55	(1.03)
Distributions from net investment income	(.18)	(.09)	(.13)	(.16)	(.13)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.18)	(.11) I	(.17)	(.16)	(.17)J
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.34	$ 8.66	$ 8.98	$ 7.39	$ 7.00
Total ReturnA, B	(1.64)%	(2.39)%	24.30%	8.07%	(12.88)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.15%	2.08%	2.14%	2.19%	2.11%
Expenses net of fee waivers, if any	2.15%	2.08%	2.14%	2.19%	2.11%
Expenses net of all reductions	2.14%	2.08%	2.11%	2.16%	2.09%
Net investment income (loss)	.81%	2.68%F	1.32%	2.09%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 302	$ 414	$ 678	$ 691	$ 901
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

J Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 8.93	$ 7.38	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss)C	.07	.24F	.11	.14	.16
Net realized and unrealized gain (loss)	(.20)	(.45)	1.63	.41	(1.19)
Total from investment operations	(.13)	(.21)	1.74	.55	(1.03)
Distributions from net investment income	(.23)	(.11)	(.15)	(.17)	(.14)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.23)	(.13)I	(.19)	(.17)	(.17)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.23	$ 8.59	$ 8.93	$ 7.38	$ 7.00
Total ReturnA, B	(1.58)%	(2.43)%	24.17%	8.12%	(12.84)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.15%	2.07%	2.14%	2.19%	2.12%
Expenses net of fee waivers, if any	2.14%	2.07%	2.14%	2.19%	2.11%
Expenses net of all reductions	2.14%	2.07%	2.11%	2.16%	2.09%
Net investment income (loss)	.81%	2.69%F	1.33%	2.09%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,502	$ 3,647	$ 3,231	$ 2,249	$ 2,108
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.64	$ 8.97	$ 7.40	$ 7.03	$ 8.23
Income from Investment Operations
Net investment income (loss) B	.16	.34E	.19	.22	.25
Net realized and unrealized gain (loss)	(.19)	(.46)	1.65	.40	(1.20)
Total from investment operations	(.03)	(.12)	1.84	.62	(.95)
Distributions from net investment income	(.32)	(.20)	(.22)	(.25)	(.22)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.32)	(.21)	(.27)H	(.25)	(.25)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 8.64	$ 8.97	$ 7.40	$ 7.03
Total ReturnA	(.41)%	(1.34)%	25.57%	9.19%	(11.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.02%	.96%	1.05%	1.13%	1.04%
Expenses net of fee waivers, if any	1.02%	.96%	1.05%	1.13%	1.03%
Expenses net of all reductions	1.01%	.95%	1.02%	1.10%	1.01%
Net investment income (loss)	1.93%	3.80%E	2.41%	3.16%	3.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,567	$ 192,789	$ 181,568	$ 128,983	$ 150,967
Portfolio turnover rateD	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.65	$ 8.98	$ 7.41	$ 7.04	$ 8.24
Income from Investment Operations
Net investment income (loss) B	.15	.33E	.19	.22	.25
Net realized and unrealized gain (loss)	(.19)	(.45)	1.65	.40	(1.19)
Total from investment operations	(.04)	(.12)	1.84	.62	(.94)
Distributions from net investment income	(.32)	(.19)	(.23)	(.25)	(.22)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.32)	(.21)H	(.27)	(.25)	(.26)I
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 8.65	$ 8.98	$ 7.41	$ 7.04
Total ReturnA	(.53)%	(1.41)%	25.64%	9.22%	(11.83)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.14%	1.05%	1.07%	1.10%	.98%
Expenses net of fee waivers, if any	1.14%	1.05%	1.07%	1.10%	.98%
Expenses net of all reductions	1.13%	1.04%	1.04%	1.07%	.96%
Net investment income (loss)	1.81%	3.71%E	2.39%	3.18%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,969	$ 1,310	$ 239	$ 372	$ 473
Portfolio turnover rateD	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,037,265
Gross unrealized depreciation	(20,289,295)
Net unrealized appreciation (depreciation) on securities	$ (1,252,030)
Tax Cost	$ 294,220,119

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,582,798
Capital loss carryforward	$ (105,982,428)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,205,329)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (2,663,413)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$ (102,980,501)
No expiration
Short-term	$ (3,001,927)
Total capital loss carryforward	$ (105,982,428)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	7,553,931	4,461,505

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $174,734,340 and $94,895,330, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,667	$ 598
Class T	.25%	.25%	19,464	-
Class B	.75%	.25%	3,497	2,623
Class C	.75%	.25%	42,205	7,959
			$ 83,833	$ 11,180

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,394
Class T	1,543
Class BA	99
Class CA	969
$ 9,005

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 20,480.27
Class T	12,140.31
Class B	1,039.30
Class C	12,740.30
International Value	355,158.18
Class I	7,106.29
	$ 408,663

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $227 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $305 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,755. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,272 for the period.

In addition, during the period the investment adviser reimbursed and /or waived a portion of fund-level operating expenses in the amount of $841 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 23
Class T	8
Class B	1
Class C	8
International Value	4,489
Class I	13
$ 4,542

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 204,314	$ 117,558
Class T	109,443	63,542
Class B	8,373	6,919
Class C	99,311	40,539
International Value	7,079,700	3,926,459
Class I	52,790	5,296
Total	$ 7,553,931	$ 4,160,313
From net realized gain
Class A	$ -	$ 9,681
Class T	-	5,931
Class B	-	1,042
Class C	-	5,113
International Value	-	279,037
Class I	-	388
Total	$ -	$ 301,192

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	527,583	271,659	$ 4,502,640	$ 2,416,438
Reinvestment of distributions	23,604	12,904	197,333	112,525
Shares redeemed	(198,812)	(245,285)	(1,665,353)	(2,196,440)
Net increase (decrease)	352,375	39,278	$ 3,034,620	$ 332,523
Class T
Shares sold	117,820	79,778	$ 1,007,336	$ 709,484
Reinvestment of distributions	12,981	7,900	108,520	68,891
Shares redeemed	(54,747)	(88,989)	(463,119)	(796,094)
Net increase (decrease)	76,054	(1,311)	$ 652,737	$ (17,719)
Class B
Shares sold	2,257	1,662	$ 18,258	$ 15,295
Reinvestment of distributions	891	756	7,565	6,661
Shares redeemed	(14,741)	(30,069)	(124,607)	(270,154)
Net increase (decrease)	(11,593)	(27,651)	$ (98,784)	$ (248,198)
Class C
Shares sold	208,019	107,427	$ 1,779,247	$ 961,012
Reinvestment of distributions	10,999	4,784	92,173	41,813
Shares redeemed	(96,570)	(49,408)	(802,299)	(437,003)
Net increase (decrease)	122,448	62,803	$ 1,069,121	$ 565,822
International Value
Shares sold	14,508,730	5,177,049	$ 121,044,962	$ 46,484,243
Reinvestment of distributions	823,202	470,965	6,873,736	4,097,400
Shares redeemed	(5,350,163)	(3,570,903)	(45,687,658)	(31,830,840)
Net increase (decrease)	9,981,769	2,077,111	$ 82,231,040	$ 18,750,803
Class I
Shares sold	413,299	140,760	$ 3,523,105	$ 1,271,347
Reinvestment of distributions	5,275	394	44,098	3,438
Shares redeemed	(332,392)	(16,367)	(2,908,565)	(146,887)
Net increase (decrease)	86,182	124,787	$ 658,638	$ 1,127,898

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

At the end of the period, Strategic Advisers International II Fund, was the owner of record of approximately 60% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 63% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

International Value Fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Value Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/08/2014	$0.3261	$0.0091

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2014, the total expense ratio of Class I ranked equal to its competitive median for 2014, and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FIV-UANN-1215
1.827481.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-6.52%	1.91%	-0.04%
Class T (incl. 3.50% sales charge)	-4.55%	2.13%	-0.06%
Class B (incl. contingent deferred sales charge)B	-6.46%	1.99%	0.03%
Class C (incl. contingent deferred sales charge)C	-2.54%	2.36%	-0.16%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Alex Zavratsky: For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, outperforming the -4.09% result of the benchmark MSCI EAFE Value Index. Versus the benchmark, key contributors included stock selection in various countries throughout Europe, especially France and Switzerland, as well as in the United Kingdom. Conversely, positioning in Japan detracted. Relative results also were affected by a downward fair-value pricing adjustment of 0.80 percentage points, largely related to the fund's Japan-based investments. Looking at individual stocks, largely avoiding U.K-based oil giant and index component Royal Dutch Shell helped most. The fund started the review period with an underweighted position, later eliminated. Shares of Royal Dutch Shell returned roughly -23% amid disappointing financial results, weakening oil prices and high capital expenditures, and our decisions here proved the biggest contributor to relative results this period. Avoiding Spain's Banco Santander, a benchmark constituent, also was a good call. Conversely, the fund's position in French bank BNP Paribas was the biggest relative detractor the past year. We held an underweighted position in the stock earlier in the period and sold it once the stock no longer fit our investment criteria. This stance hurt the fund because BNP outpaced the market the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.34%
Actual		$ 1,000.00	$ 944.10	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.63%
Actual		$ 1,000.00	$ 942.90	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 941.30	$ 10.28
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.13%
Actual		$ 1,000.00	$ 940.60	$ 10.42
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
International Value	.98%
Actual		$ 1,000.00	$ 946.30	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class I	1.10%
Actual		$ 1,000.00	$ 946.30	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.1	2.8
Nestle SA (Switzerland, Food Products)	2.7	2.0
Sanofi SA (France, Pharmaceuticals)	2.6	2.4
Novartis AG (Switzerland, Pharmaceuticals)	2.6	1.6
Toyota Motor Corp. (Japan, Automobiles)	2.4	2.7
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.0	2.6
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	2.8
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.9	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	2.0
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.8	1.2
	22.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	27.7
Health Care	16.0	14.3
Consumer Discretionary	14.4	15.5
Consumer Staples	9.3	7.1
Industrials	8.0	7.8
Energy	6.7	6.8
Telecommunication Services	6.1	7.1
Materials	4.1	4.9
Information Technology	3.6	5.6
Utilities	3.1	2.4

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 2.9%
Ansell Ltd.	52,575	$ 748,141
Macquarie Group Ltd.	25,419	1,539,092
Telstra Corp. Ltd.	157,443	603,266
Transurban Group unit	166,965	1,237,218
Westpac Banking Corp.	193,728	4,315,102
TOTAL AUSTRALIA		8,442,819
Bailiwick of Jersey - 1.4%
Shire PLC	18,100	1,370,729
Wolseley PLC	43,283	2,541,202
TOTAL BAILIWICK OF JERSEY		3,911,931
Belgium - 0.5%
Anheuser-Busch InBev SA NV	12,870	1,535,708
Canada - 0.8%
Imperial Oil Ltd.	41,300	1,374,245
Potash Corp. of Saskatchewan, Inc.	45,500	921,413
TOTAL CANADA		2,295,658
Denmark - 0.3%
Topdanmark A/S (a)	27,800	739,761
Finland - 1.2%
Sampo Oyj (A Shares)	69,234	3,386,403
France - 16.3%
Atos Origin SA	35,855	2,860,498
AXA SA	161,021	4,297,347
Capgemini SA	39,593	3,527,920
Havas SA	204,166	1,771,393
Orange SA	169,900	2,995,624
Renault SA	15,745	1,484,328
Sanofi SA	73,299	7,394,100
Societe Generale Series A	63,300	2,939,856
Total SA	183,273	8,862,871
Unibail-Rodamco	12,100	3,380,995
VINCI SA	57,500	3,881,050
Vivendi SA	140,492	3,379,789
TOTAL FRANCE		46,775,771
Germany - 5.1%
Axel Springer Verlag AG	20,600	1,158,464
BASF AG	60,026	4,917,561
Bayer AG	15,103	2,015,382
Common Stocks - continued
	Shares	Value
Germany - continued
Continental AG	5,766	$ 1,386,685
Fresenius SE & Co. KGaA	46,000	3,380,190
GEA Group AG	15,021	602,323
SAP AG	16,460	1,297,626
TOTAL GERMANY		14,758,231
Hong Kong - 0.2%
Power Assets Holdings Ltd.	44,500	442,615
Ireland - 1.4%
Allergan PLC (a)	7,280	2,245,662
Medtronic PLC	24,100	1,781,472
TOTAL IRELAND		4,027,134
Israel - 1.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	67,099	3,971,590
Italy - 1.7%
Intesa Sanpaolo SpA	654,300	2,279,379
Mediaset SpA	285,400	1,449,941
Telecom Italia SpA (a)	810,900	1,131,273
TOTAL ITALY		4,860,593
Japan - 20.6%
Astellas Pharma, Inc.	196,600	2,853,547
Dentsu, Inc.	53,800	3,024,536
East Japan Railway Co.	31,200	2,966,358
Hoya Corp.	81,800	3,375,622
Itochu Corp.	192,500	2,408,749
Japan Tobacco, Inc.	109,100	3,776,146
KDDI Corp.	124,400	3,010,273
Makita Corp.	30,400	1,665,702
Mitsubishi UFJ Financial Group, Inc.	887,200	5,737,997
Nippon Prologis REIT, Inc.	574	1,009,425
Nippon Telegraph & Telephone Corp.	102,800	3,768,792
OBIC Co. Ltd.	31,900	1,683,586
Olympus Corp.	56,500	1,905,820
ORIX Corp.	175,700	2,565,884
Seven & i Holdings Co. Ltd.	57,100	2,593,757
Seven Bank Ltd.	388,600	1,770,678
Sony Corp.	70,300	1,998,308
Sony Financial Holdings, Inc.	114,800	2,057,513
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Financial Group, Inc.	109,000	$ 4,348,410
Toyota Motor Corp.	110,400	6,763,594
TOTAL JAPAN		59,284,697
Luxembourg - 0.5%
RTL Group SA	16,739	1,446,793
Netherlands - 3.7%
ING Groep NV (Certificaten Van Aandelen)	263,990	3,842,076
Koninklijke KPN NV	315,453	1,155,883
Mylan N.V.	19,600	864,164
PostNL NV (a)	92,431	381,766
RELX NV	253,849	4,340,706
TOTAL NETHERLANDS		10,584,595
Singapore - 0.3%
UOL Group Ltd.	182,764	852,916
Spain - 2.0%
Iberdrola SA	611,024	4,365,416
Mediaset Espana Comunicacion SA	119,100	1,447,855
TOTAL SPAIN		5,813,271
Sweden - 1.6%
Nordea Bank AB	309,600	3,424,478
Sandvik AB	138,700	1,297,134
TOTAL SWEDEN		4,721,612
Switzerland - 8.2%
Credit Suisse Group AG	10,513	262,207
Credit Suisse Group AG (e)(f)	91,500	2,105,949
Nestle SA	100,200	7,652,674
Novartis AG	80,719	7,312,232
Syngenta AG (Switzerland)	4,651	1,562,598
UBS Group AG	57,758	1,156,893
Zurich Insurance Group AG	13,435	3,545,499
TOTAL SWITZERLAND		23,598,052
United Kingdom - 23.5%
AstraZeneca PLC (United Kingdom)	77,441	4,935,515
Aviva PLC	434,757	3,249,190
BAE Systems PLC	393,329	2,660,671
Barclays PLC	1,136,599	4,049,454
BG Group PLC	111,600	1,763,117
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BP PLC sponsored ADR	160,157	$ 5,717,605
Bunzl PLC	104,364	2,990,899
Compass Group PLC	183,539	3,155,202
HSBC Holdings PLC sponsored ADR (d)	139,842	5,463,627
Imperial Tobacco Group PLC	95,258	5,138,272
Informa PLC	241,209	2,112,095
ITV PLC	921,096	3,583,983
Liberty Global PLC:
Class A (a)	27,900	1,242,108
Class A (a)	7,000	270,340
Lloyds Banking Group PLC	3,551,200	4,030,655
Meggitt PLC	101,816	555,009
Micro Focus International PLC	64,100	1,241,136
National Grid PLC	276,182	3,934,181
Prudential PLC	69,249	1,617,414
Rio Tinto PLC	128,808	4,694,443
Vodafone Group PLC sponsored ADR	158,958	5,240,845
TOTAL UNITED KINGDOM		67,645,761
United States of America - 3.6%
Altria Group, Inc.	31,400	1,898,758
Chevron Corp.	17,000	1,544,960
Constellation Brands, Inc. Class A (sub. vtg.)	21,800	2,938,640
Edgewell Personal Care Co. (a)	12,500	1,058,875
McGraw Hill Financial, Inc.	19,700	1,825,008
ResMed, Inc. CDI	182,510	1,036,683
TOTAL UNITED STATES OF AMERICA		10,302,924
TOTAL COMMON STOCKS (Cost $279,167,390)		279,398,835
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Volkswagen AG (Cost $2,263,117)	10,831	1,300,100
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	10,711,479	$ 10,711,479
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,557,675	1,557,675
TOTAL MONEY MARKET FUNDS (Cost $12,269,154)		12,269,154
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $293,699,661)		292,968,089
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(5,586,579)
NET ASSETS - 100%		$ 287,381,510
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,105,949 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 2,169,602
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,565
Fidelity Securities Lending Cash Central Fund	112,755
Total	$ 118,320
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 41,316,220	$ 21,694,691	$ 19,621,529	$ -
Consumer Staples	26,592,830	11,034,545	15,558,285	-
Energy	19,262,798	8,636,810	10,625,988	-
Financials	75,793,208	24,758,859	51,034,349	-
Health Care	45,190,849	10,878,270	34,312,579	-
Industrials	23,188,081	9,708,181	13,479,900	-
Information Technology	10,610,766	7,629,554	2,981,212	-
Materials	12,096,015	921,413	11,174,602	-
Telecommunication Services	17,905,956	5,240,845	12,665,111	-
Utilities	8,742,212	4,365,416	4,376,796	-
Money Market Funds	12,269,154	12,269,154	-	-
Total Investments in Securities:	$ 292,968,089	$ 117,137,738	$ 175,830,351	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 17,387,003
Level 2 to Level 1	3,914,138

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,512,009) - See accompanying schedule: Unaffiliated issuers (cost $281,430,507)	$ 280,698,935
Fidelity Central Funds (cost $12,269,154)	12,269,154
Total Investments (cost $293,699,661)		$ 292,968,089
Cash		11,900
Receivable for investments sold		611,490
Receivable for fund shares sold		1,965,354
Dividends receivable		851,987
Distributions receivable from Fidelity Central Funds		2,646
Prepaid expenses		559
Other receivables		1,752
Total assets		296,413,777

Liabilities
Payable for investments purchased
Regular delivery	$ 4,985,343
Delayed delivery	2,105,949
Payable for fund shares redeemed	102,123
Accrued management fee	162,913
Distribution and service plan fees payable	7,553
Other affiliated payables	48,219
Other payables and accrued expenses	62,492
Collateral on securities loaned, at value	1,557,675
Total liabilities		9,032,267

Net Assets		$ 287,381,510
Net Assets consist of:
Paid in capital		$ 390,986,470
Undistributed net investment income		3,583,213
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(106,502,887)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(685,286)
Net Assets		$ 287,381,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,955,961 ÷ 1,082,456 shares)	$ 8.27

Maximum offering price per share (100/94.25 of $8.27)	$ 8.77
Class T:
Net Asset Value and redemption price per share ($4,085,545 ÷ 494,951 shares)	$ 8.25

Maximum offering price per share (100/96.50 of $8.25)	$ 8.55
Class B:
Net Asset Value and offering price per share ($302,322 ÷ 36,246 shares)A	$ 8.34

Class C:
Net Asset Value and offering price per share ($4,501,895 ÷ 546,911 shares)A	$ 8.23

International Value:
Net Asset Value, offering price and redemption price per share ($267,566,951 ÷ 32,294,974 shares)	$ 8.29

Class I:
Net Asset Value, offering price and redemption price per share ($1,968,836 ÷ 237,625 shares)	$ 8.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 6,808,439
Income from Fidelity Central Funds		118,320
Income before foreign taxes withheld		6,926,759
Less foreign taxes withheld		(493,861)
Total income		6,432,898

Expenses
Management fee
Basic fee	$ 1,525,277
Performance adjustment	(2,158)
Transfer agent fees	408,663
Distribution and service plan fees	83,833
Accounting and security lending fees	114,042
Custodian fees and expenses	74,842
Independent trustees' compensation	905
Registration fees	74,886
Audit	60,612
Legal	535
Miscellaneous	1,759
Total expenses before reductions	2,343,196
Expense reductions	(23,655)	2,319,541
Net investment income (loss)		4,113,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,418,325)
Foreign currency transactions	(56,980)
Total net realized gain (loss)		(2,475,305)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,382,002)
Assets and liabilities in foreign currencies	71,045
Total change in net unrealized appreciation (depreciation)		(2,310,957)
Net gain (loss)		(4,786,262)
Net increase (decrease) in net assets resulting from operations		$ (672,905)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,113,357	$ 7,699,402
Net realized gain (loss)	(2,475,305)	12,080,123
Change in net unrealized appreciation (depreciation)	(2,310,957)	(23,435,459)
Net increase (decrease) in net assets resulting from operations	(672,905)	(3,655,934)
Distributions to shareholders from net investment income	(7,553,931)	(4,160,313)
Distributions to shareholders from net realized gain	-	(301,192)
Total distributions	(7,553,931)	(4,461,505)
Share transactions - net increase (decrease)	87,547,372	20,511,129
Redemption fees	863	1,150
Total increase (decrease) in net assets	79,321,399	12,394,840

Net Assets
Beginning of period	208,060,111	195,665,271
End of period (including undistributed net investment income of $3,583,213 and undistributed net investment income of $7,054,946, respectively)	$ 287,381,510	$ 208,060,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.96	$ 7.39	$ 7.02	$ 8.22
Income from Investment Operations
Net investment income (loss) C	.13	.31F	.17	.20	.22
Net realized and unrealized gain (loss)	(.20)	(.47)	1.64	.39	(1.19)
Total from investment operations	(.07)	(.16)	1.81	.59	(.97)
Distributions from net investment income	(.28)	(.17)	(.20)	(.22)	(.19)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.28)	(.18)	(.24)	(.22)	(.23)I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.27	$ 8.62	$ 8.96	$ 7.39	$ 7.02
Total ReturnA, B	(.81)%	(1.76)%	25.24%	8.82%	(12.19)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.37%	1.32%	1.39%	1.44%	1.36%
Expenses net of fee waivers, if any	1.37%	1.32%	1.39%	1.44%	1.36%
Expenses net of all reductions	1.36%	1.32%	1.36%	1.41%	1.34%
Net investment income (loss)	1.58%	3.44%F	2.08%	2.85%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,956	$ 6,296	$ 6,191	$ 4,491	$ 4,668
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 8.94	$ 7.38	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss) C	.11	.28F	.15	.18	.20
Net realized and unrealized gain (loss)	(.20)	(.46)	1.64	.40	(1.19)
Total from investment operations	(.09)	(.18)	1.79	.58	(.99)
Distributions from net investment income	(.26)	(.15)	(.19)	(.20)	(.17)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.26)	(.16)	(.23)	(.20)	(.21)I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.25	$ 8.60	$ 8.94	$ 7.38	$ 7.00
Total ReturnA, B	(1.09)%	(1.99)%	24.86%	8.60%	(12.42)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.66%	1.59%	1.66%	1.71%	1.63%
Expenses net of fee waivers, if any	1.66%	1.59%	1.65%	1.70%	1.62%
Expenses net of all reductions	1.65%	1.59%	1.63%	1.67%	1.60%
Net investment income (loss)	1.29%	3.17%F	1.81%	2.58%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,086	$ 3,604	$ 3,758	$ 2,693	$ 2,468
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.66	$ 8.98	$ 7.39	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss) C	.07	.24F	.11	.14	.17
Net realized and unrealized gain (loss)	(.21)	(.45)	1.65	.41	(1.20)
Total from investment operations	(.14)	(.21)	1.76	.55	(1.03)
Distributions from net investment income	(.18)	(.09)	(.13)	(.16)	(.13)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.18)	(.11) I	(.17)	(.16)	(.17)J
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.34	$ 8.66	$ 8.98	$ 7.39	$ 7.00
Total ReturnA, B	(1.64)%	(2.39)%	24.30%	8.07%	(12.88)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.15%	2.08%	2.14%	2.19%	2.11%
Expenses net of fee waivers, if any	2.15%	2.08%	2.14%	2.19%	2.11%
Expenses net of all reductions	2.14%	2.08%	2.11%	2.16%	2.09%
Net investment income (loss)	.81%	2.68%F	1.32%	2.09%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 302	$ 414	$ 678	$ 691	$ 901
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

J Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 8.93	$ 7.38	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss)C	.07	.24F	.11	.14	.16
Net realized and unrealized gain (loss)	(.20)	(.45)	1.63	.41	(1.19)
Total from investment operations	(.13)	(.21)	1.74	.55	(1.03)
Distributions from net investment income	(.23)	(.11)	(.15)	(.17)	(.14)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.23)	(.13)I	(.19)	(.17)	(.17)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.23	$ 8.59	$ 8.93	$ 7.38	$ 7.00
Total ReturnA, B	(1.58)%	(2.43)%	24.17%	8.12%	(12.84)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.15%	2.07%	2.14%	2.19%	2.12%
Expenses net of fee waivers, if any	2.14%	2.07%	2.14%	2.19%	2.11%
Expenses net of all reductions	2.14%	2.07%	2.11%	2.16%	2.09%
Net investment income (loss)	.81%	2.69%F	1.33%	2.09%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,502	$ 3,647	$ 3,231	$ 2,249	$ 2,108
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.64	$ 8.97	$ 7.40	$ 7.03	$ 8.23
Income from Investment Operations
Net investment income (loss) B	.16	.34E	.19	.22	.25
Net realized and unrealized gain (loss)	(.19)	(.46)	1.65	.40	(1.20)
Total from investment operations	(.03)	(.12)	1.84	.62	(.95)
Distributions from net investment income	(.32)	(.20)	(.22)	(.25)	(.22)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.32)	(.21)	(.27)H	(.25)	(.25)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 8.64	$ 8.97	$ 7.40	$ 7.03
Total ReturnA	(.41)%	(1.34)%	25.57%	9.19%	(11.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.02%	.96%	1.05%	1.13%	1.04%
Expenses net of fee waivers, if any	1.02%	.96%	1.05%	1.13%	1.03%
Expenses net of all reductions	1.01%	.95%	1.02%	1.10%	1.01%
Net investment income (loss)	1.93%	3.80%E	2.41%	3.16%	3.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,567	$ 192,789	$ 181,568	$ 128,983	$ 150,967
Portfolio turnover rateD	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.65	$ 8.98	$ 7.41	$ 7.04	$ 8.24
Income from Investment Operations
Net investment income (loss) B	.15	.33E	.19	.22	.25
Net realized and unrealized gain (loss)	(.19)	(.45)	1.65	.40	(1.19)
Total from investment operations	(.04)	(.12)	1.84	.62	(.94)
Distributions from net investment income	(.32)	(.19)	(.23)	(.25)	(.22)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.32)	(.21)H	(.27)	(.25)	(.26)I
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 8.65	$ 8.98	$ 7.41	$ 7.04
Total ReturnA	(.53)%	(1.41)%	25.64%	9.22%	(11.83)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.14%	1.05%	1.07%	1.10%	.98%
Expenses net of fee waivers, if any	1.14%	1.05%	1.07%	1.10%	.98%
Expenses net of all reductions	1.13%	1.04%	1.04%	1.07%	.96%
Net investment income (loss)	1.81%	3.71%E	2.39%	3.18%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,969	$ 1,310	$ 239	$ 372	$ 473
Portfolio turnover rateD	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,037,265
Gross unrealized depreciation	(20,289,295)
Net unrealized appreciation (depreciation) on securities	$ (1,252,030)
Tax Cost	$ 294,220,119

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,582,798
Capital loss carryforward	$ (105,982,428)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,205,329)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (2,663,413)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$ (102,980,501)
No expiration
Short-term	$ (3,001,927)
Total capital loss carryforward	$ (105,982,428)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	7,553,931	4,461,505

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $174,734,340 and $94,895,330, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,667	$ 598
Class T	.25%	.25%	19,464	-
Class B	.75%	.25%	3,497	2,623
Class C	.75%	.25%	42,205	7,959
			$ 83,833	$ 11,180

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,394
Class T	1,543
Class BA	99
Class CA	969
$ 9,005

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 20,480.27
Class T	12,140.31
Class B	1,039.30
Class C	12,740.30
International Value	355,158.18
Class I	7,106.29
	$ 408,663

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $227 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $305 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,755. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,272 for the period.

In addition, during the period the investment adviser reimbursed and /or waived a portion of fund-level operating expenses in the amount of $841 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 23
Class T	8
Class B	1
Class C	8
International Value	4,489
Class I	13
$ 4,542

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 204,314	$ 117,558
Class T	109,443	63,542
Class B	8,373	6,919
Class C	99,311	40,539
International Value	7,079,700	3,926,459
Class I	52,790	5,296
Total	$ 7,553,931	$ 4,160,313
From net realized gain
Class A	$ -	$ 9,681
Class T	-	5,931
Class B	-	1,042
Class C	-	5,113
International Value	-	279,037
Class I	-	388
Total	$ -	$ 301,192

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	527,583	271,659	$ 4,502,640	$ 2,416,438
Reinvestment of distributions	23,604	12,904	197,333	112,525
Shares redeemed	(198,812)	(245,285)	(1,665,353)	(2,196,440)
Net increase (decrease)	352,375	39,278	$ 3,034,620	$ 332,523
Class T
Shares sold	117,820	79,778	$ 1,007,336	$ 709,484
Reinvestment of distributions	12,981	7,900	108,520	68,891
Shares redeemed	(54,747)	(88,989)	(463,119)	(796,094)
Net increase (decrease)	76,054	(1,311)	$ 652,737	$ (17,719)
Class B
Shares sold	2,257	1,662	$ 18,258	$ 15,295
Reinvestment of distributions	891	756	7,565	6,661
Shares redeemed	(14,741)	(30,069)	(124,607)	(270,154)
Net increase (decrease)	(11,593)	(27,651)	$ (98,784)	$ (248,198)
Class C
Shares sold	208,019	107,427	$ 1,779,247	$ 961,012
Reinvestment of distributions	10,999	4,784	92,173	41,813
Shares redeemed	(96,570)	(49,408)	(802,299)	(437,003)
Net increase (decrease)	122,448	62,803	$ 1,069,121	$ 565,822
International Value
Shares sold	14,508,730	5,177,049	$ 121,044,962	$ 46,484,243
Reinvestment of distributions	823,202	470,965	6,873,736	4,097,400
Shares redeemed	(5,350,163)	(3,570,903)	(45,687,658)	(31,830,840)
Net increase (decrease)	9,981,769	2,077,111	$ 82,231,040	$ 18,750,803
Class I
Shares sold	413,299	140,760	$ 3,523,105	$ 1,271,347
Reinvestment of distributions	5,275	394	44,098	3,438
Shares redeemed	(332,392)	(16,367)	(2,908,565)	(146,887)
Net increase (decrease)	86,182	124,787	$ 658,638	$ 1,127,898

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

At the end of the period, Strategic Advisers International II Fund, was the owner of record of approximately 60% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 63% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 1%, Class T designates 1%, Class B designates 2% and Class C designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.2921	$0.0091
Class T	12/08/2014	$0.2691	$0.0091
Class B	12/08/2014	$0.1901	$0.0091
Class C	12/08/2014	$0.2371	$0.0091

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2014, the total expense ratio of Class I ranked equal to its competitive median for 2014, and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIV-UANN-1215
1.827496.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is
a class of Fidelity®
International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class I	-0.53%	3.48%	0.94%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class I on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Alex Zavratsky: For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly, outperforming the -4.09% result of the benchmark MSCI EAFE Value Index. Versus the benchmark, key contributors included stock selection in various countries throughout Europe, especially France and Switzerland, as well as in the United Kingdom. Conversely, positioning in Japan detracted. Relative results also were affected by a downward fair-value pricing adjustment of 0.80 percentage points, largely related to the fund's Japan-based investments. Looking at individual stocks, largely avoiding U.K-based oil giant and index component Royal Dutch Shell helped most. The fund started the review period with an underweighted position, later eliminated. Shares of Royal Dutch Shell returned roughly -23% amid disappointing financial results, weakening oil prices and high capital expenditures, and our decisions here proved the biggest contributor to relative results this period. Avoiding Spain's Banco Santander, a benchmark constituent, also was a good call. Conversely, the fund's position in French bank BNP Paribas was the biggest relative detractor the past year. We held an underweighted position in the stock earlier in the period and sold it once the stock no longer fit our investment criteria. This stance hurt the fund because BNP outpaced the market the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.34%
Actual		$ 1,000.00	$ 944.10	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.63%
Actual		$ 1,000.00	$ 942.90	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 941.30	$ 10.28
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.13%
Actual		$ 1,000.00	$ 940.60	$ 10.42
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
International Value	.98%
Actual		$ 1,000.00	$ 946.30	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Class I	1.10%
Actual		$ 1,000.00	$ 946.30	$ 5.40
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	2.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.1	2.8
Nestle SA (Switzerland, Food Products)	2.7	2.0
Sanofi SA (France, Pharmaceuticals)	2.6	2.4
Novartis AG (Switzerland, Pharmaceuticals)	2.6	1.6
Toyota Motor Corp. (Japan, Automobiles)	2.4	2.7
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.0	2.6
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	2.8
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.9	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	2.0
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.8	1.2
	22.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	27.7
Health Care	16.0	14.3
Consumer Discretionary	14.4	15.5
Consumer Staples	9.3	7.1
Industrials	8.0	7.8
Energy	6.7	6.8
Telecommunication Services	6.1	7.1
Materials	4.1	4.9
Information Technology	3.6	5.6
Utilities	3.1	2.4

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 2.9%
Ansell Ltd.	52,575	$ 748,141
Macquarie Group Ltd.	25,419	1,539,092
Telstra Corp. Ltd.	157,443	603,266
Transurban Group unit	166,965	1,237,218
Westpac Banking Corp.	193,728	4,315,102
TOTAL AUSTRALIA		8,442,819
Bailiwick of Jersey - 1.4%
Shire PLC	18,100	1,370,729
Wolseley PLC	43,283	2,541,202
TOTAL BAILIWICK OF JERSEY		3,911,931
Belgium - 0.5%
Anheuser-Busch InBev SA NV	12,870	1,535,708
Canada - 0.8%
Imperial Oil Ltd.	41,300	1,374,245
Potash Corp. of Saskatchewan, Inc.	45,500	921,413
TOTAL CANADA		2,295,658
Denmark - 0.3%
Topdanmark A/S (a)	27,800	739,761
Finland - 1.2%
Sampo Oyj (A Shares)	69,234	3,386,403
France - 16.3%
Atos Origin SA	35,855	2,860,498
AXA SA	161,021	4,297,347
Capgemini SA	39,593	3,527,920
Havas SA	204,166	1,771,393
Orange SA	169,900	2,995,624
Renault SA	15,745	1,484,328
Sanofi SA	73,299	7,394,100
Societe Generale Series A	63,300	2,939,856
Total SA	183,273	8,862,871
Unibail-Rodamco	12,100	3,380,995
VINCI SA	57,500	3,881,050
Vivendi SA	140,492	3,379,789
TOTAL FRANCE		46,775,771
Germany - 5.1%
Axel Springer Verlag AG	20,600	1,158,464
BASF AG	60,026	4,917,561
Bayer AG	15,103	2,015,382
Common Stocks - continued
	Shares	Value
Germany - continued
Continental AG	5,766	$ 1,386,685
Fresenius SE & Co. KGaA	46,000	3,380,190
GEA Group AG	15,021	602,323
SAP AG	16,460	1,297,626
TOTAL GERMANY		14,758,231
Hong Kong - 0.2%
Power Assets Holdings Ltd.	44,500	442,615
Ireland - 1.4%
Allergan PLC (a)	7,280	2,245,662
Medtronic PLC	24,100	1,781,472
TOTAL IRELAND		4,027,134
Israel - 1.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	67,099	3,971,590
Italy - 1.7%
Intesa Sanpaolo SpA	654,300	2,279,379
Mediaset SpA	285,400	1,449,941
Telecom Italia SpA (a)	810,900	1,131,273
TOTAL ITALY		4,860,593
Japan - 20.6%
Astellas Pharma, Inc.	196,600	2,853,547
Dentsu, Inc.	53,800	3,024,536
East Japan Railway Co.	31,200	2,966,358
Hoya Corp.	81,800	3,375,622
Itochu Corp.	192,500	2,408,749
Japan Tobacco, Inc.	109,100	3,776,146
KDDI Corp.	124,400	3,010,273
Makita Corp.	30,400	1,665,702
Mitsubishi UFJ Financial Group, Inc.	887,200	5,737,997
Nippon Prologis REIT, Inc.	574	1,009,425
Nippon Telegraph & Telephone Corp.	102,800	3,768,792
OBIC Co. Ltd.	31,900	1,683,586
Olympus Corp.	56,500	1,905,820
ORIX Corp.	175,700	2,565,884
Seven & i Holdings Co. Ltd.	57,100	2,593,757
Seven Bank Ltd.	388,600	1,770,678
Sony Corp.	70,300	1,998,308
Sony Financial Holdings, Inc.	114,800	2,057,513
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Financial Group, Inc.	109,000	$ 4,348,410
Toyota Motor Corp.	110,400	6,763,594
TOTAL JAPAN		59,284,697
Luxembourg - 0.5%
RTL Group SA	16,739	1,446,793
Netherlands - 3.7%
ING Groep NV (Certificaten Van Aandelen)	263,990	3,842,076
Koninklijke KPN NV	315,453	1,155,883
Mylan N.V.	19,600	864,164
PostNL NV (a)	92,431	381,766
RELX NV	253,849	4,340,706
TOTAL NETHERLANDS		10,584,595
Singapore - 0.3%
UOL Group Ltd.	182,764	852,916
Spain - 2.0%
Iberdrola SA	611,024	4,365,416
Mediaset Espana Comunicacion SA	119,100	1,447,855
TOTAL SPAIN		5,813,271
Sweden - 1.6%
Nordea Bank AB	309,600	3,424,478
Sandvik AB	138,700	1,297,134
TOTAL SWEDEN		4,721,612
Switzerland - 8.2%
Credit Suisse Group AG	10,513	262,207
Credit Suisse Group AG (e)(f)	91,500	2,105,949
Nestle SA	100,200	7,652,674
Novartis AG	80,719	7,312,232
Syngenta AG (Switzerland)	4,651	1,562,598
UBS Group AG	57,758	1,156,893
Zurich Insurance Group AG	13,435	3,545,499
TOTAL SWITZERLAND		23,598,052
United Kingdom - 23.5%
AstraZeneca PLC (United Kingdom)	77,441	4,935,515
Aviva PLC	434,757	3,249,190
BAE Systems PLC	393,329	2,660,671
Barclays PLC	1,136,599	4,049,454
BG Group PLC	111,600	1,763,117
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BP PLC sponsored ADR	160,157	$ 5,717,605
Bunzl PLC	104,364	2,990,899
Compass Group PLC	183,539	3,155,202
HSBC Holdings PLC sponsored ADR (d)	139,842	5,463,627
Imperial Tobacco Group PLC	95,258	5,138,272
Informa PLC	241,209	2,112,095
ITV PLC	921,096	3,583,983
Liberty Global PLC:
Class A (a)	27,900	1,242,108
Class A (a)	7,000	270,340
Lloyds Banking Group PLC	3,551,200	4,030,655
Meggitt PLC	101,816	555,009
Micro Focus International PLC	64,100	1,241,136
National Grid PLC	276,182	3,934,181
Prudential PLC	69,249	1,617,414
Rio Tinto PLC	128,808	4,694,443
Vodafone Group PLC sponsored ADR	158,958	5,240,845
TOTAL UNITED KINGDOM		67,645,761
United States of America - 3.6%
Altria Group, Inc.	31,400	1,898,758
Chevron Corp.	17,000	1,544,960
Constellation Brands, Inc. Class A (sub. vtg.)	21,800	2,938,640
Edgewell Personal Care Co. (a)	12,500	1,058,875
McGraw Hill Financial, Inc.	19,700	1,825,008
ResMed, Inc. CDI	182,510	1,036,683
TOTAL UNITED STATES OF AMERICA		10,302,924
TOTAL COMMON STOCKS (Cost $279,167,390)		279,398,835
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Volkswagen AG (Cost $2,263,117)	10,831	1,300,100
Money Market Funds - 4.3%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	10,711,479	$ 10,711,479
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,557,675	1,557,675
TOTAL MONEY MARKET FUNDS (Cost $12,269,154)		12,269,154
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $293,699,661)		292,968,089
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(5,586,579)
NET ASSETS - 100%		$ 287,381,510
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,105,949 or 0.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 2,169,602
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,565
Fidelity Securities Lending Cash Central Fund	112,755
Total	$ 118,320
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 41,316,220	$ 21,694,691	$ 19,621,529	$ -
Consumer Staples	26,592,830	11,034,545	15,558,285	-
Energy	19,262,798	8,636,810	10,625,988	-
Financials	75,793,208	24,758,859	51,034,349	-
Health Care	45,190,849	10,878,270	34,312,579	-
Industrials	23,188,081	9,708,181	13,479,900	-
Information Technology	10,610,766	7,629,554	2,981,212	-
Materials	12,096,015	921,413	11,174,602	-
Telecommunication Services	17,905,956	5,240,845	12,665,111	-
Utilities	8,742,212	4,365,416	4,376,796	-
Money Market Funds	12,269,154	12,269,154	-	-
Total Investments in Securities:	$ 292,968,089	$ 117,137,738	$ 175,830,351	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 17,387,003
Level 2 to Level 1	3,914,138

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,512,009) - See accompanying schedule: Unaffiliated issuers (cost $281,430,507)	$ 280,698,935
Fidelity Central Funds (cost $12,269,154)	12,269,154
Total Investments (cost $293,699,661)		$ 292,968,089
Cash		11,900
Receivable for investments sold		611,490
Receivable for fund shares sold		1,965,354
Dividends receivable		851,987
Distributions receivable from Fidelity Central Funds		2,646
Prepaid expenses		559
Other receivables		1,752
Total assets		296,413,777

Liabilities
Payable for investments purchased
Regular delivery	$ 4,985,343
Delayed delivery	2,105,949
Payable for fund shares redeemed	102,123
Accrued management fee	162,913
Distribution and service plan fees payable	7,553
Other affiliated payables	48,219
Other payables and accrued expenses	62,492
Collateral on securities loaned, at value	1,557,675
Total liabilities		9,032,267

Net Assets		$ 287,381,510
Net Assets consist of:
Paid in capital		$ 390,986,470
Undistributed net investment income		3,583,213
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(106,502,887)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(685,286)
Net Assets		$ 287,381,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,955,961 ÷ 1,082,456 shares)	$ 8.27

Maximum offering price per share (100/94.25 of $8.27)	$ 8.77
Class T:
Net Asset Value and redemption price per share ($4,085,545 ÷ 494,951 shares)	$ 8.25

Maximum offering price per share (100/96.50 of $8.25)	$ 8.55
Class B:
Net Asset Value and offering price per share ($302,322 ÷ 36,246 shares)A	$ 8.34

Class C:
Net Asset Value and offering price per share ($4,501,895 ÷ 546,911 shares)A	$ 8.23

International Value:
Net Asset Value, offering price and redemption price per share ($267,566,951 ÷ 32,294,974 shares)	$ 8.29

Class I:
Net Asset Value, offering price and redemption price per share ($1,968,836 ÷ 237,625 shares)	$ 8.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 6,808,439
Income from Fidelity Central Funds		118,320
Income before foreign taxes withheld		6,926,759
Less foreign taxes withheld		(493,861)
Total income		6,432,898

Expenses
Management fee
Basic fee	$ 1,525,277
Performance adjustment	(2,158)
Transfer agent fees	408,663
Distribution and service plan fees	83,833
Accounting and security lending fees	114,042
Custodian fees and expenses	74,842
Independent trustees' compensation	905
Registration fees	74,886
Audit	60,612
Legal	535
Miscellaneous	1,759
Total expenses before reductions	2,343,196
Expense reductions	(23,655)	2,319,541
Net investment income (loss)		4,113,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,418,325)
Foreign currency transactions	(56,980)
Total net realized gain (loss)		(2,475,305)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,382,002)
Assets and liabilities in foreign currencies	71,045
Total change in net unrealized appreciation (depreciation)		(2,310,957)
Net gain (loss)		(4,786,262)
Net increase (decrease) in net assets resulting from operations		$ (672,905)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,113,357	$ 7,699,402
Net realized gain (loss)	(2,475,305)	12,080,123
Change in net unrealized appreciation (depreciation)	(2,310,957)	(23,435,459)
Net increase (decrease) in net assets resulting from operations	(672,905)	(3,655,934)
Distributions to shareholders from net investment income	(7,553,931)	(4,160,313)
Distributions to shareholders from net realized gain	-	(301,192)
Total distributions	(7,553,931)	(4,461,505)
Share transactions - net increase (decrease)	87,547,372	20,511,129
Redemption fees	863	1,150
Total increase (decrease) in net assets	79,321,399	12,394,840

Net Assets
Beginning of period	208,060,111	195,665,271
End of period (including undistributed net investment income of $3,583,213 and undistributed net investment income of $7,054,946, respectively)	$ 287,381,510	$ 208,060,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.62	$ 8.96	$ 7.39	$ 7.02	$ 8.22
Income from Investment Operations
Net investment income (loss) C	.13	.31F	.17	.20	.22
Net realized and unrealized gain (loss)	(.20)	(.47)	1.64	.39	(1.19)
Total from investment operations	(.07)	(.16)	1.81	.59	(.97)
Distributions from net investment income	(.28)	(.17)	(.20)	(.22)	(.19)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.28)	(.18)	(.24)	(.22)	(.23)I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.27	$ 8.62	$ 8.96	$ 7.39	$ 7.02
Total ReturnA, B	(.81)%	(1.76)%	25.24%	8.82%	(12.19)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.37%	1.32%	1.39%	1.44%	1.36%
Expenses net of fee waivers, if any	1.37%	1.32%	1.39%	1.44%	1.36%
Expenses net of all reductions	1.36%	1.32%	1.36%	1.41%	1.34%
Net investment income (loss)	1.58%	3.44%F	2.08%	2.85%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,956	$ 6,296	$ 6,191	$ 4,491	$ 4,668
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.60	$ 8.94	$ 7.38	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss) C	.11	.28F	.15	.18	.20
Net realized and unrealized gain (loss)	(.20)	(.46)	1.64	.40	(1.19)
Total from investment operations	(.09)	(.18)	1.79	.58	(.99)
Distributions from net investment income	(.26)	(.15)	(.19)	(.20)	(.17)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.26)	(.16)	(.23)	(.20)	(.21)I
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.25	$ 8.60	$ 8.94	$ 7.38	$ 7.00
Total ReturnA, B	(1.09)%	(1.99)%	24.86%	8.60%	(12.42)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.66%	1.59%	1.66%	1.71%	1.63%
Expenses net of fee waivers, if any	1.66%	1.59%	1.65%	1.70%	1.62%
Expenses net of all reductions	1.65%	1.59%	1.63%	1.67%	1.60%
Net investment income (loss)	1.29%	3.17%F	1.81%	2.58%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,086	$ 3,604	$ 3,758	$ 2,693	$ 2,468
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.66	$ 8.98	$ 7.39	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss) C	.07	.24F	.11	.14	.17
Net realized and unrealized gain (loss)	(.21)	(.45)	1.65	.41	(1.20)
Total from investment operations	(.14)	(.21)	1.76	.55	(1.03)
Distributions from net investment income	(.18)	(.09)	(.13)	(.16)	(.13)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.18)	(.11) I	(.17)	(.16)	(.17)J
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.34	$ 8.66	$ 8.98	$ 7.39	$ 7.00
Total ReturnA, B	(1.64)%	(2.39)%	24.30%	8.07%	(12.88)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.15%	2.08%	2.14%	2.19%	2.11%
Expenses net of fee waivers, if any	2.15%	2.08%	2.14%	2.19%	2.11%
Expenses net of all reductions	2.14%	2.08%	2.11%	2.16%	2.09%
Net investment income (loss)	.81%	2.68%F	1.32%	2.09%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 302	$ 414	$ 678	$ 691	$ 901
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

J Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 8.93	$ 7.38	$ 7.00	$ 8.20
Income from Investment Operations
Net investment income (loss)C	.07	.24F	.11	.14	.16
Net realized and unrealized gain (loss)	(.20)	(.45)	1.63	.41	(1.19)
Total from investment operations	(.13)	(.21)	1.74	.55	(1.03)
Distributions from net investment income	(.23)	(.11)	(.15)	(.17)	(.14)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.23)	(.13)I	(.19)	(.17)	(.17)
Redemption fees added to paid in capitalC, H	-	-	-	-	-
Net asset value, end of period	$ 8.23	$ 8.59	$ 8.93	$ 7.38	$ 7.00
Total ReturnA, B	(1.58)%	(2.43)%	24.17%	8.12%	(12.84)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.15%	2.07%	2.14%	2.19%	2.12%
Expenses net of fee waivers, if any	2.14%	2.07%	2.14%	2.19%	2.11%
Expenses net of all reductions	2.14%	2.07%	2.11%	2.16%	2.09%
Net investment income (loss)	.81%	2.69%F	1.33%	2.09%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,502	$ 3,647	$ 3,231	$ 2,249	$ 2,108
Portfolio turnover rateE	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.64	$ 8.97	$ 7.40	$ 7.03	$ 8.23
Income from Investment Operations
Net investment income (loss) B	.16	.34E	.19	.22	.25
Net realized and unrealized gain (loss)	(.19)	(.46)	1.65	.40	(1.20)
Total from investment operations	(.03)	(.12)	1.84	.62	(.95)
Distributions from net investment income	(.32)	(.20)	(.22)	(.25)	(.22)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.32)	(.21)	(.27)H	(.25)	(.25)
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 8.64	$ 8.97	$ 7.40	$ 7.03
Total ReturnA	(.41)%	(1.34)%	25.57%	9.19%	(11.91)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.02%	.96%	1.05%	1.13%	1.04%
Expenses net of fee waivers, if any	1.02%	.96%	1.05%	1.13%	1.03%
Expenses net of all reductions	1.01%	.95%	1.02%	1.10%	1.01%
Net investment income (loss)	1.93%	3.80%E	2.41%	3.16%	3.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,567	$ 192,789	$ 181,568	$ 128,983	$ 150,967
Portfolio turnover rateD	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Value Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.65	$ 8.98	$ 7.41	$ 7.04	$ 8.24
Income from Investment Operations
Net investment income (loss) B	.15	.33E	.19	.22	.25
Net realized and unrealized gain (loss)	(.19)	(.45)	1.65	.40	(1.19)
Total from investment operations	(.04)	(.12)	1.84	.62	(.94)
Distributions from net investment income	(.32)	(.19)	(.23)	(.25)	(.22)
Distributions from net realized gain	-	(.01)	(.04)	-	(.03)
Total distributions	(.32)	(.21)H	(.27)	(.25)	(.26)I
Redemption fees added to paid in capitalB, G	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 8.65	$ 8.98	$ 7.41	$ 7.04
Total ReturnA	(.53)%	(1.41)%	25.64%	9.22%	(11.83)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.14%	1.05%	1.07%	1.10%	.98%
Expenses net of fee waivers, if any	1.14%	1.05%	1.07%	1.10%	.98%
Expenses net of all reductions	1.13%	1.04%	1.04%	1.07%	.96%
Net investment income (loss)	1.81%	3.71%E	2.39%	3.18%	3.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,969	$ 1,310	$ 239	$ 372	$ 473
Portfolio turnover rateD	44%	69%	79%	74%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,037,265
Gross unrealized depreciation	(20,289,295)
Net unrealized appreciation (depreciation) on securities	$ (1,252,030)
Tax Cost	$ 294,220,119

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,582,798
Capital loss carryforward	$ (105,982,428)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,205,329)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (2,663,413)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$ (102,980,501)
No expiration
Short-term	$ (3,001,927)
Total capital loss carryforward	$ (105,982,428)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	7,553,931	4,461,505

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $174,734,340 and $94,895,330, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 18,667	$ 598
Class T	.25%	.25%	19,464	-
Class B	.75%	.25%	3,497	2,623
Class C	.75%	.25%	42,205	7,959
			$ 83,833	$ 11,180

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,394
Class T	1,543
Class BA	99
Class CA	969
$ 9,005

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 20,480.27
Class T	12,140.31
Class B	1,039.30
Class C	12,740.30
International Value	355,158.18
Class I	7,106.29
	$ 408,663

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $227 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $305 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,755. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,272 for the period.

In addition, during the period the investment adviser reimbursed and /or waived a portion of fund-level operating expenses in the amount of $841 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 23
Class T	8
Class B	1
Class C	8
International Value	4,489
Class I	13
$ 4,542

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 204,314	$ 117,558
Class T	109,443	63,542
Class B	8,373	6,919
Class C	99,311	40,539
International Value	7,079,700	3,926,459
Class I	52,790	5,296
Total	$ 7,553,931	$ 4,160,313
From net realized gain
Class A	$ -	$ 9,681
Class T	-	5,931
Class B	-	1,042
Class C	-	5,113
International Value	-	279,037
Class I	-	388
Total	$ -	$ 301,192

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	527,583	271,659	$ 4,502,640	$ 2,416,438
Reinvestment of distributions	23,604	12,904	197,333	112,525
Shares redeemed	(198,812)	(245,285)	(1,665,353)	(2,196,440)
Net increase (decrease)	352,375	39,278	$ 3,034,620	$ 332,523
Class T
Shares sold	117,820	79,778	$ 1,007,336	$ 709,484
Reinvestment of distributions	12,981	7,900	108,520	68,891
Shares redeemed	(54,747)	(88,989)	(463,119)	(796,094)
Net increase (decrease)	76,054	(1,311)	$ 652,737	$ (17,719)
Class B
Shares sold	2,257	1,662	$ 18,258	$ 15,295
Reinvestment of distributions	891	756	7,565	6,661
Shares redeemed	(14,741)	(30,069)	(124,607)	(270,154)
Net increase (decrease)	(11,593)	(27,651)	$ (98,784)	$ (248,198)
Class C
Shares sold	208,019	107,427	$ 1,779,247	$ 961,012
Reinvestment of distributions	10,999	4,784	92,173	41,813
Shares redeemed	(96,570)	(49,408)	(802,299)	(437,003)
Net increase (decrease)	122,448	62,803	$ 1,069,121	$ 565,822
International Value
Shares sold	14,508,730	5,177,049	$ 121,044,962	$ 46,484,243
Reinvestment of distributions	823,202	470,965	6,873,736	4,097,400
Shares redeemed	(5,350,163)	(3,570,903)	(45,687,658)	(31,830,840)
Net increase (decrease)	9,981,769	2,077,111	$ 82,231,040	$ 18,750,803
Class I
Shares sold	413,299	140,760	$ 3,523,105	$ 1,271,347
Reinvestment of distributions	5,275	394	44,098	3,438
Shares redeemed	(332,392)	(16,367)	(2,908,565)	(146,887)
Net increase (decrease)	86,182	124,787	$ 658,638	$ 1,127,898

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

11. Other - continued

At the end of the period, Strategic Advisers International II Fund, was the owner of record of approximately 60% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 63% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class I designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.3261	$0.0091

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2014, the total expense ratio of Class I ranked equal to its competitive median for 2014, and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIVI-UANN-1215
1.827488.109
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity® Global Commodity Stock Fund	-22.97%	-7.28%	1.17%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA: For the year, the fund's share classes (excluding sales charges, if applicable) performed roughly in line with the -22.98% return of the industry benchmark, the MSCI AC World Commodity Producers Sector Capped Index. In a difficult market for commodity stocks, the fund significantly underperformed the broader global market, as measured by the MSCI ACWI (All Country World Index) Index. Versus the MSCI industry index, the fund was helped by stock picking in oil & gas exploration & production, agricultural & farm machinery, and paper packaging. Positioning in gold and fertilizers & agricultural chemicals also helped. Among individual stocks, overweighting fertilizer firms CF Industries Holdings and Agrium was additive, along with larger-than-benchmark stakes in several gold-related names. Conversely, the fund was hurt by positioning in the paper products industry and its stake in coal firm Peabody Energy, which was eliminated by period end. An out-of-benchmark stake in fertilizer firm Intrepid Potash was the fund's largest relative detractor, followed by an underweighting in Exxon Mobil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 782.10	$ 5.97
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.61%
Actual		$ 1,000.00	$ 781.00	$ 7.23
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Class B	2.10%
Actual		$ 1,000.00	$ 779.50	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.10%
Actual		$ 1,000.00	$ 779.30	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Global Commodity Stock	1.10%
Actual		$ 1,000.00	$ 783.40	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Class I	1.06%
Actual		$ 1,000.00	$ 783.40	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net asset 6 months ago
Monsanto Co.	6.9	7.7
Potash Corp. of Saskatchewan, Inc.	4.9	5.3
BHP Billiton PLC	4.7	5.4
Rio Tinto PLC	4.3	3.7
The Mosaic Co.	3.9	2.7
Agrium, Inc.	3.8	4.3
Chevron Corp.	3.8	3.4
Syngenta AG (Switzerland)	3.7	3.3
CF Industries Holdings, Inc.	2.5	4.3
Total SA	2.2	1.8
	40.7	

Top Sectors (% of fund's net assets)

As of October 31, 2015

Agriculture	37.7%
Energy	29.6%
Metals	26.5%
Other	6.1%
Short-Term Investment and Net Other Assets	0.1%

As of April 30, 2015

Agriculture	40.6%
Energy	28.8%
Metals	28.6%
Other	1.7%
Short-Term Investment and Net Other Assets	0.3%

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.3%
Rolls-Royce Group PLC	67,900	$ 718,010
CHEMICALS - 30.5%
Commodity Chemicals - 0.3%
LyondellBasell Industries NV Class A	7,600	706,116
Diversified Chemicals - 0.6%
Eastman Chemical Co.	19,200	1,385,664
Fertilizers & Agricultural Chemicals - 29.6%
Agrium, Inc.	95,100	8,847,442
CF Industries Holdings, Inc.	115,560	5,866,981
Intrepid Potash, Inc. (a)	570,800	2,203,288
K&S AG	45,900	1,158,629
Monsanto Co.	170,000	15,847,392
Potash Corp. of Saskatchewan, Inc.	554,600	11,231,117
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	165,200	3,201,576
Syngenta AG (Switzerland)	25,297	8,499,044
The Mosaic Co.	267,759	9,047,577
Yara International ASA	52,400	2,378,637
		68,281,683
TOTAL CHEMICALS		70,373,463
CONSTRUCTION MATERIALS - 0.2%
Construction Materials - 0.2%
West China Cement Ltd.	2,914,000	500,991
CONTAINERS & PACKAGING - 1.3%
Paper Packaging - 1.3%
WestRock Co.	54,359	2,922,340
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Eaton Corp. PLC	19,000	1,062,290
SolarCity Corp. (a)(d)	14,700	435,855
		1,498,145
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Equipment & Services - 0.9%
Amec Foster Wheeler PLC	52,381	574,136
Ezion Holdings Ltd.	1,199,700	597,331
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
SBM Offshore NV (a)(d)	33,900	$ 464,672
Schlumberger Ltd.	6,300	492,408
		2,128,547
FOOD PRODUCTS - 2.6%
Agricultural Products - 2.6%
Archer Daniels Midland Co.	39,100	1,785,306
Bunge Ltd.	9,700	707,712
Darling International, Inc. (a)	86,600	876,392
First Resources Ltd.	834,000	1,117,200
Golden Agri-Resources Ltd.	2,314,000	642,187
PT Charoen Pokphand Indonesia Tbk	1,920,700	349,184
SLC Agricola SA	101,100	451,425
		5,929,406
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
Independent Power Producers & Energy Traders - 0.5%
China Resources Power Holdings Co. Ltd.	224,000	506,726
Dynegy, Inc. (a)	30,800	598,444
		1,105,170
Renewable Electricity - 0.2%
NextEra Energy Partners LP	19,600	514,696
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		1,619,866
MACHINERY - 2.5%
Agricultural & Farm Machinery - 1.4%
AGCO Corp.	15,700	759,723
Deere & Co.	25,100	1,957,800
Jain Irrigation Systems Ltd.	579,003	545,623
		3,263,146
Construction Machinery & Heavy Trucks - 0.3%
Manitowoc Co., Inc. (d)	48,700	745,110
Industrial Machinery - 0.8%
Andritz AG	23,200	1,168,444
The Weir Group PLC	36,500	600,384
		1,768,828
TOTAL MACHINERY		5,777,084
Common Stocks - continued
	Shares	Value
METALS & MINING - 25.9%
Aluminum - 0.9%
Alcoa, Inc.	183,600	$ 1,639,548
Norsk Hydro ASA	132,900	476,019
		2,115,567
Diversified Metals & Mining - 13.6%
Anglo American PLC (United Kingdom)	226,551	1,900,700
BHP Billiton PLC	672,746	10,753,200
Boliden AB	37,700	721,915
First Quantum Minerals Ltd.	103,824	554,215
Freeport-McMoRan, Inc.	105,100	1,237,027
Glencore Xstrata PLC	1,482,334	2,570,812
Grupo Mexico SA de CV Series B	470,111	1,145,266
Ivanhoe Mines Ltd. (a)	1,036,000	554,604
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	422,500	1,616
MMC Norilsk Nickel PJSC sponsored ADR	30,700	455,895
Rio Tinto PLC	272,287	9,923,574
South32 Ltd. (a)	635,336	657,900
Teck Resources Ltd. Class B (sub. vtg.)	78,900	462,201
Vedanta Ltd. (a)	343,066	521,572
		31,460,497
Gold - 5.8%
Acacia Mining PLC	20,000	59,506
Agnico Eagle Mines Ltd. (Canada)	35,600	1,006,253
Argonaut Gold, Inc. (a)	510,400	526,950
B2Gold Corp. (a)	1,488,180	1,604,721
Barrick Gold Corp.	187,900	1,444,169
Continental Gold, Inc. (a)	374,900	467,335
Eldorado Gold Corp.	127,150	444,383
Franco-Nevada Corp.	17,600	892,652
Goldcorp, Inc.	144,310	1,846,365
New Gold, Inc. (a)	177,700	440,309
Newcrest Mining Ltd. (a)	52,027	453,221
Newmont Mining Corp.	85,000	1,654,100
Premier Gold Mines Ltd. (a)	254,100	466,381
Randgold Resources Ltd. sponsored ADR	15,100	1,009,737
Royal Gold, Inc.	10,400	497,536
Torex Gold Resources, Inc. (a)	513,700	487,143
		13,300,761
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd. (a)	60,500	$ 165,338
Tahoe Resources, Inc.	59,000	492,719
		658,057
Silver - 0.4%
Silver Wheaton Corp.	72,900	990,695
Steel - 4.9%
Aperam (a)	15,200	469,599
ArcelorMittal SA Class A unit (d)	181,300	1,017,093
Hitachi Metals Ltd.	5,400	61,160
Hyundai Steel Co.	13,323	607,941
JFE Holdings, Inc.	47,300	743,581
Nippon Steel & Sumitomo Metal Corp.	118,000	2,392,161
Nucor Corp.	46,600	1,971,180
POSCO	11,061	1,776,050
Steel Dynamics, Inc.	26,400	487,608
SunCoke Energy Partners LP	49,700	525,826
Thyssenkrupp AG	63,200	1,274,939
		11,327,138
TOTAL METALS & MINING		59,852,715
MULTI-UTILITIES - 0.3%
Multi-Utilities - 0.3%
E.ON AG	66,804	704,726
OIL, GAS & CONSUMABLE FUELS - 28.2%
Coal & Consumable Fuels - 0.3%
Cameco Corp.	35,600	504,215
Coal India Ltd.	55,487	270,828
		775,043
Integrated Oil & Gas - 13.2%
BG Group PLC	28,800	454,998
BP PLC	798,500	4,745,480
Chevron Corp.	96,000	8,724,480
China Petroleum & Chemical Corp. (H Shares)	682,000	491,616
Exxon Mobil Corp.	5,700	471,618
Lukoil PJSC sponsored ADR	29,900	1,085,370
Occidental Petroleum Corp.	6,600	491,964
Royal Dutch Shell PLC Class A (United Kingdom)	172,300	4,498,301
Statoil ASA	67,100	1,084,623
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Suncor Energy, Inc.	101,632	$ 3,024,244
Total SA	104,400	5,048,663
YPF SA Class D sponsored ADR	24,700	527,592
		30,648,949
Oil & Gas Exploration & Production - 14.5%
Anadarko Petroleum Corp.	51,200	3,424,256
Apache Corp.	33,300	1,569,429
Cabot Oil & Gas Corp.	78,700	1,708,577
California Resources Corp.	160,200	647,208
Canadian Natural Resources Ltd.	53,000	1,228,939
Cimarex Energy Co.	4,400	519,464
CNOOC Ltd. sponsored ADR	14,900	1,693,832
Cobalt International Energy, Inc. (a)	136,100	1,043,887
ConocoPhillips Co.	64,200	3,425,070
Continental Resources, Inc. (a)	30,300	1,027,473
Devon Energy Corp.	43,600	1,828,148
Encana Corp.	111,400	847,683
EOG Resources, Inc.	32,600	2,798,710
EQT Corp.	23,400	1,546,038
Hess Corp.	10,200	573,342
Marathon Oil Corp.	58,100	1,067,878
Memorial Resource Development Corp. (a)	32,700	578,463
Newfield Exploration Co. (a)	12,400	498,356
Noble Energy, Inc.	47,300	1,695,232
NOVATEK OAO GDR (Reg. S)	8,200	749,890
PDC Energy, Inc. (a)	13,100	790,454
Pioneer Natural Resources Co.	3,610	495,075
SM Energy Co.	25,100	837,085
Southwestern Energy Co. (a)	161,700	1,785,168
Tullow Oil PLC	183,800	574,909
Whiting Petroleum Corp. (a)	27,300	470,379
		33,424,945
Oil & Gas Storage & Transport - 0.2%
Golar LNG Ltd.	13,269	384,934
TOTAL OIL, GAS & CONSUMABLE FUELS		65,233,871
PAPER & FOREST PRODUCTS - 4.2%
Forest Products - 0.3%
West Fraser Timber Co. Ltd.	20,000	707,709
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 3.9%
Fibria Celulose SA	35,300	$ 481,828
International Paper Co.	112,300	4,794,087
Mondi PLC	98,900	2,293,062
Stora Enso Oyj (R Shares)	57,700	535,834
UPM-Kymmene Corp.	44,800	839,957
		8,944,768
TOTAL PAPER & FOREST PRODUCTS		9,652,477
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Specialized REITs - 0.6%
Potlatch Corp.	15,500	484,220
Weyerhaeuser Co.	32,400	950,292
		1,434,512
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Daewoo International Corp.	35,906	627,381
TOTAL COMMON STOCKS (Cost $346,268,311)		228,973,534
Nonconvertible Preferred Stocks - 0.8%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	6,294,330	9,703
METALS & MINING - 0.6%
Steel - 0.6%
Vale SA (PN-A) sponsored ADR (d)	399,000	1,436,400
OIL, GAS & CONSUMABLE FUELS - 0.2%
Integrated Oil & Gas - 0.2%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	123,600	493,164
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,568,135)		1,939,267
Money Market Funds - 1.3%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c) (Cost $2,883,740)	2,883,740	$ 2,883,740
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $355,720,186)		233,796,541
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,771,389)
NET ASSETS - 100%		$ 231,025,152
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,616 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 807
Fidelity Securities Lending Cash Central Fund	150,371
Total	$ 151,178
Other Information

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 228,973,534	$ 168,537,249	$ 60,434,669	$ 1,616
Nonconvertible Preferred Stocks	1,939,267	1,939,267	-	-
Money Market Funds	2,883,740	2,883,740	-	-
Total Investments in Securities:	$ 233,796,541	$ 173,360,256	$ 60,434,669	$ 1,616
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	42.3%
Canada	16.9%
United Kingdom	16.0%
Switzerland	3.7%
France	2.2%
Bailiwick of Jersey	1.8%
Norway	1.7%
Chile	1.4%
Germany	1.4%
Korea (South)	1.4%
Japan	1.3%
Brazil	1.2%
Russia	1.0%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,674,064) - See accompanying schedule: Unaffiliated issuers (cost $352,836,446)	$ 230,912,801
Fidelity Central Funds (cost $2,883,740)	2,883,740
Total Investments (cost $355,720,186)		$ 233,796,541
Receivable for investments sold		2,055,645
Receivable for fund shares sold		111,112
Dividends receivable		704,389
Distributions receivable from Fidelity Central Funds		17,059
Prepaid expenses		736
Other receivables		5,526
Total assets		236,691,008

Liabilities
Payable to custodian bank	$ 583,137
Payable for investments purchased	1,672,596
Payable for fund shares redeemed	253,324
Accrued management fee	137,667
Distribution and service plan fees payable	19,720
Other affiliated payables	66,953
Other payables and accrued expenses	48,719
Collateral on securities loaned, at value	2,883,740
Total liabilities		5,665,856

Net Assets		$ 231,025,152
Net Assets consist of:
Paid in capital		$ 417,503,217
Undistributed net investment income		4,650,806
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,179,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(121,949,437)
Net Assets		$ 231,025,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($31,391,241 ÷ 3,123,473 shares)	$ 10.05

Maximum offering price per share (100/94.25 of $10.05)	$ 10.66
Class T: Net Asset Value and redemption price per share ($6,335,000 ÷ 632,077 shares)	$ 10.02

Maximum offering price per share (100/96.50 of $10.02)	$ 10.38
Class B: Net Asset Value and offering price per share ($864,320 ÷ 86,721 shares)A	$ 9.97

Class C: Net Asset Value and offering price per share ($11,273,614 ÷ 1,136,673 shares)A	$ 9.92

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($156,319,517 ÷ 15,497,777 shares)	$ 10.09

Class I: Net Asset Value, offering price and redemption price per share ($24,841,460 ÷ 2,462,815 shares)	$ 10.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 9,373,059
Income from Fidelity Central Funds		151,178
Income before foreign taxes withheld		9,524,237
Less foreign taxes withheld		(486,789)
Total income		9,037,448

Expenses
Management fee	$ 1,985,858
Transfer agent fees	823,072
Distribution and service plan fees	302,688
Accounting and security lending fees	149,834
Custodian fees and expenses	54,429
Independent trustees' compensation	1,243
Registration fees	84,599
Audit	53,551
Legal	751
Miscellaneous	1,739
Total expenses before reductions	3,457,764
Expense reductions	(21,513)	3,436,251
Net investment income (loss)		5,601,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(22,678,481)
Foreign currency transactions	(62,976)
Total net realized gain (loss)		(22,741,457)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,121,042)
Assets and liabilities in foreign currencies	(8,151)
Total change in net unrealized appreciation (depreciation)		(54,129,193)
Net gain (loss)		(76,870,650)
Net increase (decrease) in net assets resulting from operations		$ (71,269,453)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,601,197	$ 4,495,175
Net realized gain (loss)	(22,741,457)	(3,681,278)
Change in net unrealized appreciation (depreciation)	(54,129,193)	(18,645,040)
Net increase (decrease) in net assets resulting from operations	(71,269,453)	(17,831,143)
Distributions to shareholders from net investment income	(3,898,874)	(4,765,250)
Distributions to shareholders from net realized gain	(629,272)	(367,709)
Total distributions	(4,528,146)	(5,132,959)
Share transactions - net increase (decrease)	(20,805,112)	(64,489,864)
Redemption fees	7,987	7,328
Total increase (decrease) in net assets	(96,594,724)	(87,446,638)

Net Assets
Beginning of period	327,619,876	415,066,514
End of period (including undistributed net investment income of $4,650,806 and undistributed net investment income of $3,567,856, respectively)	$ 231,025,152	$ 327,619,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.25	$ 14.17	$ 14.59	$ 15.14	$ 15.60
Income from Investment Operations
Net investment income (loss) C	.22	.15	.16	.11	.12
Net realized and unrealized gain (loss)	(3.25)	(.91)	(.45)	(.59)	(.38)
Total from investment operations	(3.03)	(.76)	(.29)	(.48)	(.26)
Distributions from net investment income	(.14)	(.15)	(.13)	(.05)	(.13)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.17)	(.16)	(.13)	(.07) H	(.20) I
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 10.05	$ 13.25	$ 14.17	$ 14.59	$ 15.14
Total ReturnA, B	(23.16)%	(5.41)%	(2.00)%	(3.19)%	(1.80)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.34%	1.35%	1.36%	1.34%	1.32%
Expenses net of fee waivers, if any	1.34%	1.35%	1.35%	1.34%	1.32%
Expenses net of all reductions	1.34%	1.35%	1.34%	1.33%	1.31%
Net investment income (loss)	1.85%	1.05%	1.12%	.80%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,391	$ 51,586	$ 71,293	$ 99,694	$ 127,979
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 14.13	$ 14.54	$ 15.08	$ 15.55
Income from Investment Operations
Net investment income (loss) C	.19	.11	.12	.08	.07
Net realized and unrealized gain (loss)	(3.25)	(.90)	(.45)	(.60)	(.38)
Total from investment operations	(3.06)	(.79)	(.33)	(.52)	(.31)
Distributions from net investment income	(.10)	(.11)	(.08)	(.01)	(.10)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.13)	(.13) H	(.08)	(.02)	(.16)
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 10.02	$ 13.21	$ 14.13	$ 14.54	$ 15.08
Total ReturnA, B	(23.40)%	(5.65)%	(2.26)%	(3.43)%	(2.09)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.63%	1.62%	1.62%	1.61%	1.60%
Expenses net of fee waivers, if any	1.63%	1.62%	1.61%	1.61%	1.60%
Expenses net of all reductions	1.62%	1.62%	1.60%	1.60%	1.59%
Net investment income (loss)	1.57%	.78%	.86%	.53%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,335	$ 9,867	$ 12,551	$ 16,692	$ 20,831
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 14.01	$ 14.41	$ 15.00	$ 15.46
Income from Investment Operations
Net investment income (loss) C	.13	.04	.05	- G	(.01)
Net realized and unrealized gain (loss)	(3.24)	(.89)	(.45)	(.59)	(.39)
Total from investment operations	(3.11)	(.85)	(.40)	(.59)	(.40)
Distributions from net investment income	(.02)	(.03)	- G	-	-
Distributions from net realized gain	(.03)	(.01)	-	-	(.06)
Total distributions	(.04) H	(.04)	- G	-	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 9.97	$ 13.12	$ 14.01	$ 14.41	$ 15.00
Total ReturnA, B	(23.76)%	(6.06)%	(2.75)%	(3.93)%	(2.62)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.13%	2.11%	2.11%	2.10%	2.11%
Expenses net of fee waivers, if any	2.12%	2.11%	2.11%	2.10%	2.11%
Expenses net of all reductions	2.12%	2.11%	2.10%	2.10%	2.10%
Net investment income (loss)	1.07%	.29%	.36%	.03%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 864	$ 1,584	$ 2,303	$ 3,097	$ 4,324
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 13.96	$ 14.37	$ 14.95	$ 15.45
Income from Investment Operations
Net investment income (loss) C	.13	.04	.05	.01	(.01)
Net realized and unrealized gain (loss)	(3.22)	(.89)	(.44)	(.59)	(.38)
Total from investment operations	(3.09)	(.85)	(.39)	(.58)	(.39)
Distributions from net investment income	(.03)	(.03)	(.02)	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	(.06)
Total distributions	(.05) I	(.05) H	(.02)	-	(.11)
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 9.92	$ 13.06	$ 13.96	$ 14.37	$ 14.95
Total ReturnA, B	(23.74)%	(6.13)%	(2.75)%	(3.88)%	(2.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.12%	2.11%	2.11%	2.10%	2.09%
Expenses net of fee waivers, if any	2.12%	2.11%	2.11%	2.10%	2.09%
Expenses net of all reductions	2.11%	2.11%	2.10%	2.09%	2.08%
Net investment income (loss)	1.08%	.29%	.36%	.03%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,274	$ 17,659	$ 23,830	$ 31,865	$ 37,185
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

I Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 14.24	$ 14.66	$ 15.21	$ 15.66
Income from Investment Operations
Net investment income (loss) B	.25	.19	.19	.15	.16
Net realized and unrealized gain (loss)	(3.27)	(.92)	(.45)	(.60)	(.39)
Total from investment operations	(3.02)	(.73)	(.26)	(.45)	(.23)
Distributions from net investment income	(.18)	(.19)	(.16)	(.08)	(.16)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.20) H	(.20)	(.16)	(.10) G	(.22)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 13.31	$ 14.24	$ 14.66	$ 15.21
Total ReturnA	(22.97)%	(5.16)%	(1.75)%	(2.96)%	(1.59)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.12%	1.11%	1.11%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.11%	1.11%	1.10%	1.08%
Expenses net of all reductions	1.11%	1.11%	1.09%	1.09%	1.07%
Net investment income (loss)	2.08%	1.29%	1.37%	1.04%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,320	$ 223,084	$ 273,476	$ 387,242	$ 531,224
Portfolio turnover rateD	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 14.24	$ 14.67	$ 15.22	$ 15.66
Income from Investment Operations
Net investment income (loss) B	.25	.19	.20	.16	.16
Net realized and unrealized gain (loss)	(3.26)	(.92)	(.45)	(.60)	(.38)
Total from investment operations	(3.01)	(.73)	(.25)	(.44)	(.22)
Distributions from net investment income	(.19)	(.19)	(.18)	(.09)	(.16)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.21) H	(.20)	(.18)	(.11) G	(.22)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 13.31	$ 14.24	$ 14.67	$ 15.22
Total ReturnA	(22.93)%	(5.16)%	(1.71)%	(2.90)%	(1.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.09%	1.06%	1.04%	1.04%	1.03%
Expenses net of fee waivers, if any	1.08%	1.06%	1.04%	1.04%	1.03%
Expenses net of all reductions	1.08%	1.06%	1.03%	1.03%	1.03%
Net investment income (loss)	2.11%	1.34%	1.43%	1.10%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,841	$ 23,840	$ 31,613	$ 50,540	$ 58,925
Portfolio turnover rateD	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Class I shares (formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

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3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,558,121
Gross unrealized depreciation	(128,064,703)
Net unrealized appreciation (depreciation) on securities	$ (126,506,582)
Tax Cost	$ 360,303,123

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,827,284
Capital loss carryforward	$ (64,772,918)
Net unrealized appreciation (depreciation) on securities and other investments	$ (126,532,429)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration 2019	$ (6,952,413)
No expiration
Short-term	(17,522,131)
Long-term	(40,298,374)
Total no expiration	(57,820,505)
Total capital loss carryforward	$ (64,772,918)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 4,528,146	$ 5,132,959

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $217,511,154 and $235,143,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 103,367	$ 690
Class T	.25%	.25%	42,080	4
Class B	.75%	.25%	12,224	9,168
Class C	.75%	.25%	145,017	16,745
			$ 302,688	$ 26,607

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,579
Class T	1,858
Class BA	2,196
Class C A	2,768
$ 25,401

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 111,180.27
Class T	25,675.31
Class B	3,619.30
Class C	41,951.29
Global Commodity Stock	576,631.30
Class I	64,016.26
	$ 823,072

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,965 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $424 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $150,371, including $102 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,208 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,143 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 880
Class T	23
Class B	4
Class C	170
Global Commodity Stock	1,381
Class I	704
$ 3,162

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Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 520,699	$ 708,856
Class T	72,766	98,770
Class B	1,871	4,646
Class C	32,755	54,810
Global Commodity Stock	2,937,401	3,531,196
Class I	333,382	366,972
Total	$ 3,898,874	$ 4,765,250
From net realized gain
Class A	$ 97,397	$ 63,118
Class T	19,110	11,363
Class B	3,040	2,083
Class C	34,065	21,591
Global Commodity Stock	429,058	244,178
Class I	46,602	25,376
Total	$ 629,272	$ 367,709

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	526,290	686,605	$ 6,210,169	$ 9,882,029
Reinvestment of distributions	46,881	49,529	594,452	677,563
Shares redeemed	(1,342,823)	(1,874,574)	(16,036,860)	(26,738,279)
Net increase (decrease)	(769,652)	(1,138,440)	$ (9,232,239)	$ (16,178,687)
Class T
Shares sold	79,898	67,497	$ 963,935	$ 970,700
Reinvestment of distributions	7,092	7,867	89,851	107,538
Shares redeemed	(201,781)	(216,700)	(2,371,414)	(3,112,471)
Net increase (decrease)	(114,791)	(141,336)	$ (1,317,628)	$ (2,034,233)
Class B
Shares sold	580	2,197	$ 7,071	$ 29,999
Reinvestment of distributions	371	453	4,698	6,179
Shares redeemed	(35,007)	(46,232)	(422,886)	(649,491)
Net increase (decrease)	(34,056)	(43,582)	$ (411,117)	$ (613,313)

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10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	206,447	167,515	$ 2,471,711	$ 2,371,848
Reinvestment of distributions	4,962	4,980	62,526	67,632
Shares redeemed	(426,784)	(527,630)	(5,161,590)	(7,391,284)
Net increase (decrease)	(215,375)	(355,135)	$ (2,627,353)	$ (4,951,804)
Global Commodity Stock
Shares sold	4,004,137	3,796,689	$ 47,467,615	$ 54,637,922
Reinvestment of distributions	238,065	246,397	3,023,431	3,378,098
Shares redeemed	(5,506,523)	(6,485,397)	(65,599,040)	(92,819,253)
Net increase (decrease)	(1,264,321)	(2,442,311)	$ (15,107,994)	$ (34,803,233)
Class I
Shares sold	1,576,324	912,359	$ 18,219,363	$ 13,219,634
Reinvestment of distributions	24,972	20,652	316,895	283,141
Shares redeemed	(929,289)	(1,362,707)	(10,645,039)	(19,411,369)
Net increase (decrease)	672,007	(429,696)	$ 7,891,219	$ (5,908,594)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 17% of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Global Commodity Stock	12/07/15	12/04/15	$0.241	$0.010

Global Commodity Stock designates 54% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Global Commodity Stock designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Global Commodity Stock Fund	12/08/14	$0.2134	$0.0094

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2014 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCS-UANN-1215
1.879379.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-27.58%	-8.59%	0.02%
Class T (incl. 3.50% sales charge)	-26.08%	-8.41%	0.10%
Class B (incl. contingent deferred sales charge) B	-27.56%	-8.58%	0.15%
Class C (incl. contingent deferred sales charge) C	-24.50%	-8.20%	0.15%

A From March 25, 2009.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA: For the year, the fund's share classes (excluding sales charges, if applicable) performed roughly in line with the -22.98% return of the industry benchmark, the MSCI AC World Commodity Producers Sector Capped Index. In a difficult market for commodity stocks, the fund significantly underperformed the broader global market, as measured by the MSCI ACWI (All Country World Index) Index. Versus the MSCI industry index, the fund was helped by stock picking in oil & gas exploration & production, agricultural & farm machinery, and paper packaging. Positioning in gold and fertilizers & agricultural chemicals also helped. Among individual stocks, overweighting fertilizer firms CF Industries Holdings and Agrium was additive, along with larger-than-benchmark stakes in several gold-related names. Conversely, the fund was hurt by positioning in the paper products industry and its stake in coal firm Peabody Energy, which was eliminated by period end. An out-of-benchmark stake in fertilizer firm Intrepid Potash was the fund's largest relative detractor, followed by an underweighting in Exxon Mobil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 782.10	$ 5.97
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.61%
Actual		$ 1,000.00	$ 781.00	$ 7.23
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Class B	2.10%
Actual		$ 1,000.00	$ 779.50	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.10%
Actual		$ 1,000.00	$ 779.30	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Global Commodity Stock	1.10%
Actual		$ 1,000.00	$ 783.40	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Class I	1.06%
Actual		$ 1,000.00	$ 783.40	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)
Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.3%
Rolls-Royce Group PLC	67,900	$ 718,010
CHEMICALS - 30.5%
Commodity Chemicals - 0.3%
LyondellBasell Industries NV Class A	7,600	706,116
Diversified Chemicals - 0.6%
Eastman Chemical Co.	19,200	1,385,664
Fertilizers & Agricultural Chemicals - 29.6%
Agrium, Inc.	95,100	8,847,442
CF Industries Holdings, Inc.	115,560	5,866,981
Intrepid Potash, Inc. (a)	570,800	2,203,288
K&S AG	45,900	1,158,629
Monsanto Co.	170,000	15,847,392
Potash Corp. of Saskatchewan, Inc.	554,600	11,231,117
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	165,200	3,201,576
Syngenta AG (Switzerland)	25,297	8,499,044
The Mosaic Co.	267,759	9,047,577
Yara International ASA	52,400	2,378,637
		68,281,683
TOTAL CHEMICALS		70,373,463
CONSTRUCTION MATERIALS - 0.2%
Construction Materials - 0.2%
West China Cement Ltd.	2,914,000	500,991
CONTAINERS & PACKAGING - 1.3%
Paper Packaging - 1.3%
WestRock Co.	54,359	2,922,340
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Eaton Corp. PLC	19,000	1,062,290
SolarCity Corp. (a)(d)	14,700	435,855
		1,498,145
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Equipment & Services - 0.9%
Amec Foster Wheeler PLC	52,381	574,136
Ezion Holdings Ltd.	1,199,700	597,331
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
SBM Offshore NV (a)(d)	33,900	$ 464,672
Schlumberger Ltd.	6,300	492,408
		2,128,547
FOOD PRODUCTS - 2.6%
Agricultural Products - 2.6%
Archer Daniels Midland Co.	39,100	1,785,306
Bunge Ltd.	9,700	707,712
Darling International, Inc. (a)	86,600	876,392
First Resources Ltd.	834,000	1,117,200
Golden Agri-Resources Ltd.	2,314,000	642,187
PT Charoen Pokphand Indonesia Tbk	1,920,700	349,184
SLC Agricola SA	101,100	451,425
		5,929,406
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
Independent Power Producers & Energy Traders - 0.5%
China Resources Power Holdings Co. Ltd.	224,000	506,726
Dynegy, Inc. (a)	30,800	598,444
		1,105,170
Renewable Electricity - 0.2%
NextEra Energy Partners LP	19,600	514,696
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		1,619,866
MACHINERY - 2.5%
Agricultural & Farm Machinery - 1.4%
AGCO Corp.	15,700	759,723
Deere & Co.	25,100	1,957,800
Jain Irrigation Systems Ltd.	579,003	545,623
		3,263,146
Construction Machinery & Heavy Trucks - 0.3%
Manitowoc Co., Inc. (d)	48,700	745,110
Industrial Machinery - 0.8%
Andritz AG	23,200	1,168,444
The Weir Group PLC	36,500	600,384
		1,768,828
TOTAL MACHINERY		5,777,084
Common Stocks - continued
	Shares	Value
METALS & MINING - 25.9%
Aluminum - 0.9%
Alcoa, Inc.	183,600	$ 1,639,548
Norsk Hydro ASA	132,900	476,019
		2,115,567
Diversified Metals & Mining - 13.6%
Anglo American PLC (United Kingdom)	226,551	1,900,700
BHP Billiton PLC	672,746	10,753,200
Boliden AB	37,700	721,915
First Quantum Minerals Ltd.	103,824	554,215
Freeport-McMoRan, Inc.	105,100	1,237,027
Glencore Xstrata PLC	1,482,334	2,570,812
Grupo Mexico SA de CV Series B	470,111	1,145,266
Ivanhoe Mines Ltd. (a)	1,036,000	554,604
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	422,500	1,616
MMC Norilsk Nickel PJSC sponsored ADR	30,700	455,895
Rio Tinto PLC	272,287	9,923,574
South32 Ltd. (a)	635,336	657,900
Teck Resources Ltd. Class B (sub. vtg.)	78,900	462,201
Vedanta Ltd. (a)	343,066	521,572
		31,460,497
Gold - 5.8%
Acacia Mining PLC	20,000	59,506
Agnico Eagle Mines Ltd. (Canada)	35,600	1,006,253
Argonaut Gold, Inc. (a)	510,400	526,950
B2Gold Corp. (a)	1,488,180	1,604,721
Barrick Gold Corp.	187,900	1,444,169
Continental Gold, Inc. (a)	374,900	467,335
Eldorado Gold Corp.	127,150	444,383
Franco-Nevada Corp.	17,600	892,652
Goldcorp, Inc.	144,310	1,846,365
New Gold, Inc. (a)	177,700	440,309
Newcrest Mining Ltd. (a)	52,027	453,221
Newmont Mining Corp.	85,000	1,654,100
Premier Gold Mines Ltd. (a)	254,100	466,381
Randgold Resources Ltd. sponsored ADR	15,100	1,009,737
Royal Gold, Inc.	10,400	497,536
Torex Gold Resources, Inc. (a)	513,700	487,143
		13,300,761
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd. (a)	60,500	$ 165,338
Tahoe Resources, Inc.	59,000	492,719
		658,057
Silver - 0.4%
Silver Wheaton Corp.	72,900	990,695
Steel - 4.9%
Aperam (a)	15,200	469,599
ArcelorMittal SA Class A unit (d)	181,300	1,017,093
Hitachi Metals Ltd.	5,400	61,160
Hyundai Steel Co.	13,323	607,941
JFE Holdings, Inc.	47,300	743,581
Nippon Steel & Sumitomo Metal Corp.	118,000	2,392,161
Nucor Corp.	46,600	1,971,180
POSCO	11,061	1,776,050
Steel Dynamics, Inc.	26,400	487,608
SunCoke Energy Partners LP	49,700	525,826
Thyssenkrupp AG	63,200	1,274,939
		11,327,138
TOTAL METALS & MINING		59,852,715
MULTI-UTILITIES - 0.3%
Multi-Utilities - 0.3%
E.ON AG	66,804	704,726
OIL, GAS & CONSUMABLE FUELS - 28.2%
Coal & Consumable Fuels - 0.3%
Cameco Corp.	35,600	504,215
Coal India Ltd.	55,487	270,828
		775,043
Integrated Oil & Gas - 13.2%
BG Group PLC	28,800	454,998
BP PLC	798,500	4,745,480
Chevron Corp.	96,000	8,724,480
China Petroleum & Chemical Corp. (H Shares)	682,000	491,616
Exxon Mobil Corp.	5,700	471,618
Lukoil PJSC sponsored ADR	29,900	1,085,370
Occidental Petroleum Corp.	6,600	491,964
Royal Dutch Shell PLC Class A (United Kingdom)	172,300	4,498,301
Statoil ASA	67,100	1,084,623
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Suncor Energy, Inc.	101,632	$ 3,024,244
Total SA	104,400	5,048,663
YPF SA Class D sponsored ADR	24,700	527,592
		30,648,949
Oil & Gas Exploration & Production - 14.5%
Anadarko Petroleum Corp.	51,200	3,424,256
Apache Corp.	33,300	1,569,429
Cabot Oil & Gas Corp.	78,700	1,708,577
California Resources Corp.	160,200	647,208
Canadian Natural Resources Ltd.	53,000	1,228,939
Cimarex Energy Co.	4,400	519,464
CNOOC Ltd. sponsored ADR	14,900	1,693,832
Cobalt International Energy, Inc. (a)	136,100	1,043,887
ConocoPhillips Co.	64,200	3,425,070
Continental Resources, Inc. (a)	30,300	1,027,473
Devon Energy Corp.	43,600	1,828,148
Encana Corp.	111,400	847,683
EOG Resources, Inc.	32,600	2,798,710
EQT Corp.	23,400	1,546,038
Hess Corp.	10,200	573,342
Marathon Oil Corp.	58,100	1,067,878
Memorial Resource Development Corp. (a)	32,700	578,463
Newfield Exploration Co. (a)	12,400	498,356
Noble Energy, Inc.	47,300	1,695,232
NOVATEK OAO GDR (Reg. S)	8,200	749,890
PDC Energy, Inc. (a)	13,100	790,454
Pioneer Natural Resources Co.	3,610	495,075
SM Energy Co.	25,100	837,085
Southwestern Energy Co. (a)	161,700	1,785,168
Tullow Oil PLC	183,800	574,909
Whiting Petroleum Corp. (a)	27,300	470,379
		33,424,945
Oil & Gas Storage & Transport - 0.2%
Golar LNG Ltd.	13,269	384,934
TOTAL OIL, GAS & CONSUMABLE FUELS		65,233,871
PAPER & FOREST PRODUCTS - 4.2%
Forest Products - 0.3%
West Fraser Timber Co. Ltd.	20,000	707,709
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 3.9%
Fibria Celulose SA	35,300	$ 481,828
International Paper Co.	112,300	4,794,087
Mondi PLC	98,900	2,293,062
Stora Enso Oyj (R Shares)	57,700	535,834
UPM-Kymmene Corp.	44,800	839,957
		8,944,768
TOTAL PAPER & FOREST PRODUCTS		9,652,477
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Specialized REITs - 0.6%
Potlatch Corp.	15,500	484,220
Weyerhaeuser Co.	32,400	950,292
		1,434,512
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Daewoo International Corp.	35,906	627,381
TOTAL COMMON STOCKS (Cost $346,268,311)		228,973,534
Nonconvertible Preferred Stocks - 0.8%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	6,294,330	9,703
METALS & MINING - 0.6%
Steel - 0.6%
Vale SA (PN-A) sponsored ADR (d)	399,000	1,436,400
OIL, GAS & CONSUMABLE FUELS - 0.2%
Integrated Oil & Gas - 0.2%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	123,600	493,164
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,568,135)		1,939,267
Money Market Funds - 1.3%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c) (Cost $2,883,740)	2,883,740	$ 2,883,740
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $355,720,186)		233,796,541
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,771,389)
NET ASSETS - 100%		$ 231,025,152
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,616 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 807
Fidelity Securities Lending Cash Central Fund	150,371
Total	$ 151,178
Other Information

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 228,973,534	$ 168,537,249	$ 60,434,669	$ 1,616
Nonconvertible Preferred Stocks	1,939,267	1,939,267	-	-
Money Market Funds	2,883,740	2,883,740	-	-
Total Investments in Securities:	$ 233,796,541	$ 173,360,256	$ 60,434,669	$ 1,616
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	42.3%
Canada	16.9%
United Kingdom	16.0%
Switzerland	3.7%
France	2.2%
Bailiwick of Jersey	1.8%
Norway	1.7%
Chile	1.4%
Germany	1.4%
Korea (South)	1.4%
Japan	1.3%
Brazil	1.2%
Russia	1.0%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,674,064) - See accompanying schedule: Unaffiliated issuers (cost $352,836,446)	$ 230,912,801
Fidelity Central Funds (cost $2,883,740)	2,883,740
Total Investments (cost $355,720,186)		$ 233,796,541
Receivable for investments sold		2,055,645
Receivable for fund shares sold		111,112
Dividends receivable		704,389
Distributions receivable from Fidelity Central Funds		17,059
Prepaid expenses		736
Other receivables		5,526
Total assets		236,691,008

Liabilities
Payable to custodian bank	$ 583,137
Payable for investments purchased	1,672,596
Payable for fund shares redeemed	253,324
Accrued management fee	137,667
Distribution and service plan fees payable	19,720
Other affiliated payables	66,953
Other payables and accrued expenses	48,719
Collateral on securities loaned, at value	2,883,740
Total liabilities		5,665,856

Net Assets		$ 231,025,152
Net Assets consist of:
Paid in capital		$ 417,503,217
Undistributed net investment income		4,650,806
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,179,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(121,949,437)
Net Assets		$ 231,025,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($31,391,241 ÷ 3,123,473 shares)	$ 10.05

Maximum offering price per share (100/94.25 of $10.05)	$ 10.66
Class T: Net Asset Value and redemption price per share ($6,335,000 ÷ 632,077 shares)	$ 10.02

Maximum offering price per share (100/96.50 of $10.02)	$ 10.38
Class B: Net Asset Value and offering price per share ($864,320 ÷ 86,721 shares)A	$ 9.97

Class C: Net Asset Value and offering price per share ($11,273,614 ÷ 1,136,673 shares)A	$ 9.92

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($156,319,517 ÷ 15,497,777 shares)	$ 10.09

Class I: Net Asset Value, offering price and redemption price per share ($24,841,460 ÷ 2,462,815 shares)	$ 10.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 9,373,059
Income from Fidelity Central Funds		151,178
Income before foreign taxes withheld		9,524,237
Less foreign taxes withheld		(486,789)
Total income		9,037,448

Expenses
Management fee	$ 1,985,858
Transfer agent fees	823,072
Distribution and service plan fees	302,688
Accounting and security lending fees	149,834
Custodian fees and expenses	54,429
Independent trustees' compensation	1,243
Registration fees	84,599
Audit	53,551
Legal	751
Miscellaneous	1,739
Total expenses before reductions	3,457,764
Expense reductions	(21,513)	3,436,251
Net investment income (loss)		5,601,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(22,678,481)
Foreign currency transactions	(62,976)
Total net realized gain (loss)		(22,741,457)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,121,042)
Assets and liabilities in foreign currencies	(8,151)
Total change in net unrealized appreciation (depreciation)		(54,129,193)
Net gain (loss)		(76,870,650)
Net increase (decrease) in net assets resulting from operations		$ (71,269,453)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,601,197	$ 4,495,175
Net realized gain (loss)	(22,741,457)	(3,681,278)
Change in net unrealized appreciation (depreciation)	(54,129,193)	(18,645,040)
Net increase (decrease) in net assets resulting from operations	(71,269,453)	(17,831,143)
Distributions to shareholders from net investment income	(3,898,874)	(4,765,250)
Distributions to shareholders from net realized gain	(629,272)	(367,709)
Total distributions	(4,528,146)	(5,132,959)
Share transactions - net increase (decrease)	(20,805,112)	(64,489,864)
Redemption fees	7,987	7,328
Total increase (decrease) in net assets	(96,594,724)	(87,446,638)

Net Assets
Beginning of period	327,619,876	415,066,514
End of period (including undistributed net investment income of $4,650,806 and undistributed net investment income of $3,567,856, respectively)	$ 231,025,152	$ 327,619,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.25	$ 14.17	$ 14.59	$ 15.14	$ 15.60
Income from Investment Operations
Net investment income (loss) C	.22	.15	.16	.11	.12
Net realized and unrealized gain (loss)	(3.25)	(.91)	(.45)	(.59)	(.38)
Total from investment operations	(3.03)	(.76)	(.29)	(.48)	(.26)
Distributions from net investment income	(.14)	(.15)	(.13)	(.05)	(.13)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.17)	(.16)	(.13)	(.07) H	(.20) I
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 10.05	$ 13.25	$ 14.17	$ 14.59	$ 15.14
Total ReturnA, B	(23.16)%	(5.41)%	(2.00)%	(3.19)%	(1.80)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.34%	1.35%	1.36%	1.34%	1.32%
Expenses net of fee waivers, if any	1.34%	1.35%	1.35%	1.34%	1.32%
Expenses net of all reductions	1.34%	1.35%	1.34%	1.33%	1.31%
Net investment income (loss)	1.85%	1.05%	1.12%	.80%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,391	$ 51,586	$ 71,293	$ 99,694	$ 127,979
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 14.13	$ 14.54	$ 15.08	$ 15.55
Income from Investment Operations
Net investment income (loss) C	.19	.11	.12	.08	.07
Net realized and unrealized gain (loss)	(3.25)	(.90)	(.45)	(.60)	(.38)
Total from investment operations	(3.06)	(.79)	(.33)	(.52)	(.31)
Distributions from net investment income	(.10)	(.11)	(.08)	(.01)	(.10)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.13)	(.13) H	(.08)	(.02)	(.16)
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 10.02	$ 13.21	$ 14.13	$ 14.54	$ 15.08
Total ReturnA, B	(23.40)%	(5.65)%	(2.26)%	(3.43)%	(2.09)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.63%	1.62%	1.62%	1.61%	1.60%
Expenses net of fee waivers, if any	1.63%	1.62%	1.61%	1.61%	1.60%
Expenses net of all reductions	1.62%	1.62%	1.60%	1.60%	1.59%
Net investment income (loss)	1.57%	.78%	.86%	.53%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,335	$ 9,867	$ 12,551	$ 16,692	$ 20,831
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 14.01	$ 14.41	$ 15.00	$ 15.46
Income from Investment Operations
Net investment income (loss) C	.13	.04	.05	- G	(.01)
Net realized and unrealized gain (loss)	(3.24)	(.89)	(.45)	(.59)	(.39)
Total from investment operations	(3.11)	(.85)	(.40)	(.59)	(.40)
Distributions from net investment income	(.02)	(.03)	- G	-	-
Distributions from net realized gain	(.03)	(.01)	-	-	(.06)
Total distributions	(.04) H	(.04)	- G	-	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 9.97	$ 13.12	$ 14.01	$ 14.41	$ 15.00
Total ReturnA, B	(23.76)%	(6.06)%	(2.75)%	(3.93)%	(2.62)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.13%	2.11%	2.11%	2.10%	2.11%
Expenses net of fee waivers, if any	2.12%	2.11%	2.11%	2.10%	2.11%
Expenses net of all reductions	2.12%	2.11%	2.10%	2.10%	2.10%
Net investment income (loss)	1.07%	.29%	.36%	.03%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 864	$ 1,584	$ 2,303	$ 3,097	$ 4,324
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 13.96	$ 14.37	$ 14.95	$ 15.45
Income from Investment Operations
Net investment income (loss) C	.13	.04	.05	.01	(.01)
Net realized and unrealized gain (loss)	(3.22)	(.89)	(.44)	(.59)	(.38)
Total from investment operations	(3.09)	(.85)	(.39)	(.58)	(.39)
Distributions from net investment income	(.03)	(.03)	(.02)	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	(.06)
Total distributions	(.05) I	(.05) H	(.02)	-	(.11)
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 9.92	$ 13.06	$ 13.96	$ 14.37	$ 14.95
Total ReturnA, B	(23.74)%	(6.13)%	(2.75)%	(3.88)%	(2.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.12%	2.11%	2.11%	2.10%	2.09%
Expenses net of fee waivers, if any	2.12%	2.11%	2.11%	2.10%	2.09%
Expenses net of all reductions	2.11%	2.11%	2.10%	2.09%	2.08%
Net investment income (loss)	1.08%	.29%	.36%	.03%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,274	$ 17,659	$ 23,830	$ 31,865	$ 37,185
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

I Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 14.24	$ 14.66	$ 15.21	$ 15.66
Income from Investment Operations
Net investment income (loss) B	.25	.19	.19	.15	.16
Net realized and unrealized gain (loss)	(3.27)	(.92)	(.45)	(.60)	(.39)
Total from investment operations	(3.02)	(.73)	(.26)	(.45)	(.23)
Distributions from net investment income	(.18)	(.19)	(.16)	(.08)	(.16)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.20) H	(.20)	(.16)	(.10) G	(.22)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 13.31	$ 14.24	$ 14.66	$ 15.21
Total ReturnA	(22.97)%	(5.16)%	(1.75)%	(2.96)%	(1.59)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.12%	1.11%	1.11%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.11%	1.11%	1.10%	1.08%
Expenses net of all reductions	1.11%	1.11%	1.09%	1.09%	1.07%
Net investment income (loss)	2.08%	1.29%	1.37%	1.04%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,320	$ 223,084	$ 273,476	$ 387,242	$ 531,224
Portfolio turnover rateD	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 14.24	$ 14.67	$ 15.22	$ 15.66
Income from Investment Operations
Net investment income (loss) B	.25	.19	.20	.16	.16
Net realized and unrealized gain (loss)	(3.26)	(.92)	(.45)	(.60)	(.38)
Total from investment operations	(3.01)	(.73)	(.25)	(.44)	(.22)
Distributions from net investment income	(.19)	(.19)	(.18)	(.09)	(.16)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.21) H	(.20)	(.18)	(.11) G	(.22)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 13.31	$ 14.24	$ 14.67	$ 15.22
Total ReturnA	(22.93)%	(5.16)%	(1.71)%	(2.90)%	(1.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.09%	1.06%	1.04%	1.04%	1.03%
Expenses net of fee waivers, if any	1.08%	1.06%	1.04%	1.04%	1.03%
Expenses net of all reductions	1.08%	1.06%	1.03%	1.03%	1.03%
Net investment income (loss)	2.11%	1.34%	1.43%	1.10%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,841	$ 23,840	$ 31,613	$ 50,540	$ 58,925
Portfolio turnover rateD	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Class I shares (formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,558,121
Gross unrealized depreciation	(128,064,703)
Net unrealized appreciation (depreciation) on securities	$ (126,506,582)
Tax Cost	$ 360,303,123

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,827,284
Capital loss carryforward	$ (64,772,918)
Net unrealized appreciation (depreciation) on securities and other investments	$ (126,532,429)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration 2019	$ (6,952,413)
No expiration
Short-term	(17,522,131)
Long-term	(40,298,374)
Total no expiration	(57,820,505)
Total capital loss carryforward	$ (64,772,918)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 4,528,146	$ 5,132,959

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $217,511,154 and $235,143,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 103,367	$ 690
Class T	.25%	.25%	42,080	4
Class B	.75%	.25%	12,224	9,168
Class C	.75%	.25%	145,017	16,745
			$ 302,688	$ 26,607

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,579
Class T	1,858
Class BA	2,196
Class C A	2,768
$ 25,401

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 111,180.27
Class T	25,675.31
Class B	3,619.30
Class C	41,951.29
Global Commodity Stock	576,631.30
Class I	64,016.26
	$ 823,072

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,965 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $424 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $150,371, including $102 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,208 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,143 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 880
Class T	23
Class B	4
Class C	170
Global Commodity Stock	1,381
Class I	704
$ 3,162

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 520,699	$ 708,856
Class T	72,766	98,770
Class B	1,871	4,646
Class C	32,755	54,810
Global Commodity Stock	2,937,401	3,531,196
Class I	333,382	366,972
Total	$ 3,898,874	$ 4,765,250
From net realized gain
Class A	$ 97,397	$ 63,118
Class T	19,110	11,363
Class B	3,040	2,083
Class C	34,065	21,591
Global Commodity Stock	429,058	244,178
Class I	46,602	25,376
Total	$ 629,272	$ 367,709

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	526,290	686,605	$ 6,210,169	$ 9,882,029
Reinvestment of distributions	46,881	49,529	594,452	677,563
Shares redeemed	(1,342,823)	(1,874,574)	(16,036,860)	(26,738,279)
Net increase (decrease)	(769,652)	(1,138,440)	$ (9,232,239)	$ (16,178,687)
Class T
Shares sold	79,898	67,497	$ 963,935	$ 970,700
Reinvestment of distributions	7,092	7,867	89,851	107,538
Shares redeemed	(201,781)	(216,700)	(2,371,414)	(3,112,471)
Net increase (decrease)	(114,791)	(141,336)	$ (1,317,628)	$ (2,034,233)
Class B
Shares sold	580	2,197	$ 7,071	$ 29,999
Reinvestment of distributions	371	453	4,698	6,179
Shares redeemed	(35,007)	(46,232)	(422,886)	(649,491)
Net increase (decrease)	(34,056)	(43,582)	$ (411,117)	$ (613,313)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	206,447	167,515	$ 2,471,711	$ 2,371,848
Reinvestment of distributions	4,962	4,980	62,526	67,632
Shares redeemed	(426,784)	(527,630)	(5,161,590)	(7,391,284)
Net increase (decrease)	(215,375)	(355,135)	$ (2,627,353)	$ (4,951,804)
Global Commodity Stock
Shares sold	4,004,137	3,796,689	$ 47,467,615	$ 54,637,922
Reinvestment of distributions	238,065	246,397	3,023,431	3,378,098
Shares redeemed	(5,506,523)	(6,485,397)	(65,599,040)	(92,819,253)
Net increase (decrease)	(1,264,321)	(2,442,311)	$ (15,107,994)	$ (34,803,233)
Class I
Shares sold	1,576,324	912,359	$ 18,219,363	$ 13,219,634
Reinvestment of distributions	24,972	20,652	316,895	283,141
Shares redeemed	(929,289)	(1,362,707)	(10,645,039)	(19,411,369)
Net increase (decrease)	672,007	(429,696)	$ 7,891,219	$ (5,908,594)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 17% of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.210	$0.010
Class T	12/07/15	12/04/15	$0.172	$0.010
Class B	12/07/15	12/04/15	$0.106	$0.010
Class C	12/07/15	12/04/15	$0.120	$0.010

Class A designates 66%, Class T designates 86%, Class B designates 100%, and Class C designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B, and C designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.1744	$0.0094
Class T	12/08/14	$0.1344	$0.0094
Class B	12/08/14	$0.0514	$0.0094
Class C	12/08/14	$0.0604	$0.0094

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2014 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCS-UANN-1215
1.879395.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is a
class of Fidelity® Global
Commodity Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class I	-22.93%	-7.23%	1.21%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class I on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap:  Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager S. Joseph Wickwire II, CFA: For the year, the fund's share classes (excluding sales charges, if applicable) performed roughly in line with the -22.98% return of the industry benchmark, the MSCI AC World Commodity Producers Sector Capped Index. In a difficult market for commodity stocks, the fund significantly underperformed the broader global market, as measured by the MSCI ACWI (All Country World Index) Index. Versus the MSCI industry index, the fund was helped by stock picking in oil & gas exploration & production, agricultural & farm machinery, and paper packaging. Positioning in gold and fertilizers & agricultural chemicals also helped. Among individual stocks, overweighting fertilizer firms CF Industries Holdings and Agrium was additive, along with larger-than-benchmark stakes in several gold-related names. Conversely, the fund was hurt by positioning in the paper products industry and its stake in coal firm Peabody Energy, which was eliminated by period end. An out-of-benchmark stake in fertilizer firm Intrepid Potash was the fund's largest relative detractor, followed by an underweighting in Exxon Mobil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 782.10	$ 5.97
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.61%
Actual		$ 1,000.00	$ 781.00	$ 7.23
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Class B	2.10%
Actual		$ 1,000.00	$ 779.50	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.10%
Actual		$ 1,000.00	$ 779.30	$ 9.42
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Global Commodity Stock	1.10%
Actual		$ 1,000.00	$ 783.40	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Class I	1.06%
Actual		$ 1,000.00	$ 783.40	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)
Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.3%
Rolls-Royce Group PLC	67,900	$ 718,010
CHEMICALS - 30.5%
Commodity Chemicals - 0.3%
LyondellBasell Industries NV Class A	7,600	706,116
Diversified Chemicals - 0.6%
Eastman Chemical Co.	19,200	1,385,664
Fertilizers & Agricultural Chemicals - 29.6%
Agrium, Inc.	95,100	8,847,442
CF Industries Holdings, Inc.	115,560	5,866,981
Intrepid Potash, Inc. (a)	570,800	2,203,288
K&S AG	45,900	1,158,629
Monsanto Co.	170,000	15,847,392
Potash Corp. of Saskatchewan, Inc.	554,600	11,231,117
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	165,200	3,201,576
Syngenta AG (Switzerland)	25,297	8,499,044
The Mosaic Co.	267,759	9,047,577
Yara International ASA	52,400	2,378,637
		68,281,683
TOTAL CHEMICALS		70,373,463
CONSTRUCTION MATERIALS - 0.2%
Construction Materials - 0.2%
West China Cement Ltd.	2,914,000	500,991
CONTAINERS & PACKAGING - 1.3%
Paper Packaging - 1.3%
WestRock Co.	54,359	2,922,340
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Eaton Corp. PLC	19,000	1,062,290
SolarCity Corp. (a)(d)	14,700	435,855
		1,498,145
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Equipment & Services - 0.9%
Amec Foster Wheeler PLC	52,381	574,136
Ezion Holdings Ltd.	1,199,700	597,331
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
SBM Offshore NV (a)(d)	33,900	$ 464,672
Schlumberger Ltd.	6,300	492,408
		2,128,547
FOOD PRODUCTS - 2.6%
Agricultural Products - 2.6%
Archer Daniels Midland Co.	39,100	1,785,306
Bunge Ltd.	9,700	707,712
Darling International, Inc. (a)	86,600	876,392
First Resources Ltd.	834,000	1,117,200
Golden Agri-Resources Ltd.	2,314,000	642,187
PT Charoen Pokphand Indonesia Tbk	1,920,700	349,184
SLC Agricola SA	101,100	451,425
		5,929,406
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
Independent Power Producers & Energy Traders - 0.5%
China Resources Power Holdings Co. Ltd.	224,000	506,726
Dynegy, Inc. (a)	30,800	598,444
		1,105,170
Renewable Electricity - 0.2%
NextEra Energy Partners LP	19,600	514,696
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		1,619,866
MACHINERY - 2.5%
Agricultural & Farm Machinery - 1.4%
AGCO Corp.	15,700	759,723
Deere & Co.	25,100	1,957,800
Jain Irrigation Systems Ltd.	579,003	545,623
		3,263,146
Construction Machinery & Heavy Trucks - 0.3%
Manitowoc Co., Inc. (d)	48,700	745,110
Industrial Machinery - 0.8%
Andritz AG	23,200	1,168,444
The Weir Group PLC	36,500	600,384
		1,768,828
TOTAL MACHINERY		5,777,084
Common Stocks - continued
	Shares	Value
METALS & MINING - 25.9%
Aluminum - 0.9%
Alcoa, Inc.	183,600	$ 1,639,548
Norsk Hydro ASA	132,900	476,019
		2,115,567
Diversified Metals & Mining - 13.6%
Anglo American PLC (United Kingdom)	226,551	1,900,700
BHP Billiton PLC	672,746	10,753,200
Boliden AB	37,700	721,915
First Quantum Minerals Ltd.	103,824	554,215
Freeport-McMoRan, Inc.	105,100	1,237,027
Glencore Xstrata PLC	1,482,334	2,570,812
Grupo Mexico SA de CV Series B	470,111	1,145,266
Ivanhoe Mines Ltd. (a)	1,036,000	554,604
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	422,500	1,616
MMC Norilsk Nickel PJSC sponsored ADR	30,700	455,895
Rio Tinto PLC	272,287	9,923,574
South32 Ltd. (a)	635,336	657,900
Teck Resources Ltd. Class B (sub. vtg.)	78,900	462,201
Vedanta Ltd. (a)	343,066	521,572
		31,460,497
Gold - 5.8%
Acacia Mining PLC	20,000	59,506
Agnico Eagle Mines Ltd. (Canada)	35,600	1,006,253
Argonaut Gold, Inc. (a)	510,400	526,950
B2Gold Corp. (a)	1,488,180	1,604,721
Barrick Gold Corp.	187,900	1,444,169
Continental Gold, Inc. (a)	374,900	467,335
Eldorado Gold Corp.	127,150	444,383
Franco-Nevada Corp.	17,600	892,652
Goldcorp, Inc.	144,310	1,846,365
New Gold, Inc. (a)	177,700	440,309
Newcrest Mining Ltd. (a)	52,027	453,221
Newmont Mining Corp.	85,000	1,654,100
Premier Gold Mines Ltd. (a)	254,100	466,381
Randgold Resources Ltd. sponsored ADR	15,100	1,009,737
Royal Gold, Inc.	10,400	497,536
Torex Gold Resources, Inc. (a)	513,700	487,143
		13,300,761
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd. (a)	60,500	$ 165,338
Tahoe Resources, Inc.	59,000	492,719
		658,057
Silver - 0.4%
Silver Wheaton Corp.	72,900	990,695
Steel - 4.9%
Aperam (a)	15,200	469,599
ArcelorMittal SA Class A unit (d)	181,300	1,017,093
Hitachi Metals Ltd.	5,400	61,160
Hyundai Steel Co.	13,323	607,941
JFE Holdings, Inc.	47,300	743,581
Nippon Steel & Sumitomo Metal Corp.	118,000	2,392,161
Nucor Corp.	46,600	1,971,180
POSCO	11,061	1,776,050
Steel Dynamics, Inc.	26,400	487,608
SunCoke Energy Partners LP	49,700	525,826
Thyssenkrupp AG	63,200	1,274,939
		11,327,138
TOTAL METALS & MINING		59,852,715
MULTI-UTILITIES - 0.3%
Multi-Utilities - 0.3%
E.ON AG	66,804	704,726
OIL, GAS & CONSUMABLE FUELS - 28.2%
Coal & Consumable Fuels - 0.3%
Cameco Corp.	35,600	504,215
Coal India Ltd.	55,487	270,828
		775,043
Integrated Oil & Gas - 13.2%
BG Group PLC	28,800	454,998
BP PLC	798,500	4,745,480
Chevron Corp.	96,000	8,724,480
China Petroleum & Chemical Corp. (H Shares)	682,000	491,616
Exxon Mobil Corp.	5,700	471,618
Lukoil PJSC sponsored ADR	29,900	1,085,370
Occidental Petroleum Corp.	6,600	491,964
Royal Dutch Shell PLC Class A (United Kingdom)	172,300	4,498,301
Statoil ASA	67,100	1,084,623
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Suncor Energy, Inc.	101,632	$ 3,024,244
Total SA	104,400	5,048,663
YPF SA Class D sponsored ADR	24,700	527,592
		30,648,949
Oil & Gas Exploration & Production - 14.5%
Anadarko Petroleum Corp.	51,200	3,424,256
Apache Corp.	33,300	1,569,429
Cabot Oil & Gas Corp.	78,700	1,708,577
California Resources Corp.	160,200	647,208
Canadian Natural Resources Ltd.	53,000	1,228,939
Cimarex Energy Co.	4,400	519,464
CNOOC Ltd. sponsored ADR	14,900	1,693,832
Cobalt International Energy, Inc. (a)	136,100	1,043,887
ConocoPhillips Co.	64,200	3,425,070
Continental Resources, Inc. (a)	30,300	1,027,473
Devon Energy Corp.	43,600	1,828,148
Encana Corp.	111,400	847,683
EOG Resources, Inc.	32,600	2,798,710
EQT Corp.	23,400	1,546,038
Hess Corp.	10,200	573,342
Marathon Oil Corp.	58,100	1,067,878
Memorial Resource Development Corp. (a)	32,700	578,463
Newfield Exploration Co. (a)	12,400	498,356
Noble Energy, Inc.	47,300	1,695,232
NOVATEK OAO GDR (Reg. S)	8,200	749,890
PDC Energy, Inc. (a)	13,100	790,454
Pioneer Natural Resources Co.	3,610	495,075
SM Energy Co.	25,100	837,085
Southwestern Energy Co. (a)	161,700	1,785,168
Tullow Oil PLC	183,800	574,909
Whiting Petroleum Corp. (a)	27,300	470,379
		33,424,945
Oil & Gas Storage & Transport - 0.2%
Golar LNG Ltd.	13,269	384,934
TOTAL OIL, GAS & CONSUMABLE FUELS		65,233,871
PAPER & FOREST PRODUCTS - 4.2%
Forest Products - 0.3%
West Fraser Timber Co. Ltd.	20,000	707,709
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - 3.9%
Fibria Celulose SA	35,300	$ 481,828
International Paper Co.	112,300	4,794,087
Mondi PLC	98,900	2,293,062
Stora Enso Oyj (R Shares)	57,700	535,834
UPM-Kymmene Corp.	44,800	839,957
		8,944,768
TOTAL PAPER & FOREST PRODUCTS		9,652,477
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Specialized REITs - 0.6%
Potlatch Corp.	15,500	484,220
Weyerhaeuser Co.	32,400	950,292
		1,434,512
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Trading Companies & Distributors - 0.3%
Daewoo International Corp.	35,906	627,381
TOTAL COMMON STOCKS (Cost $346,268,311)		228,973,534
Nonconvertible Preferred Stocks - 0.8%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	6,294,330	9,703
METALS & MINING - 0.6%
Steel - 0.6%
Vale SA (PN-A) sponsored ADR (d)	399,000	1,436,400
OIL, GAS & CONSUMABLE FUELS - 0.2%
Integrated Oil & Gas - 0.2%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	123,600	493,164
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,568,135)		1,939,267
Money Market Funds - 1.3%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c) (Cost $2,883,740)	2,883,740	$ 2,883,740
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $355,720,186)		233,796,541
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,771,389)
NET ASSETS - 100%		$ 231,025,152
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,616 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 807
Fidelity Securities Lending Cash Central Fund	150,371
Total	$ 151,178
Other Information

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 228,973,534	$ 168,537,249	$ 60,434,669	$ 1,616
Nonconvertible Preferred Stocks	1,939,267	1,939,267	-	-
Money Market Funds	2,883,740	2,883,740	-	-
Total Investments in Securities:	$ 233,796,541	$ 173,360,256	$ 60,434,669	$ 1,616
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	42.3%
Canada	16.9%
United Kingdom	16.0%
Switzerland	3.7%
France	2.2%
Bailiwick of Jersey	1.8%
Norway	1.7%
Chile	1.4%
Germany	1.4%
Korea (South)	1.4%
Japan	1.3%
Brazil	1.2%
Russia	1.0%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,674,064) - See accompanying schedule: Unaffiliated issuers (cost $352,836,446)	$ 230,912,801
Fidelity Central Funds (cost $2,883,740)	2,883,740
Total Investments (cost $355,720,186)		$ 233,796,541
Receivable for investments sold		2,055,645
Receivable for fund shares sold		111,112
Dividends receivable		704,389
Distributions receivable from Fidelity Central Funds		17,059
Prepaid expenses		736
Other receivables		5,526
Total assets		236,691,008

Liabilities
Payable to custodian bank	$ 583,137
Payable for investments purchased	1,672,596
Payable for fund shares redeemed	253,324
Accrued management fee	137,667
Distribution and service plan fees payable	19,720
Other affiliated payables	66,953
Other payables and accrued expenses	48,719
Collateral on securities loaned, at value	2,883,740
Total liabilities		5,665,856

Net Assets		$ 231,025,152
Net Assets consist of:
Paid in capital		$ 417,503,217
Undistributed net investment income		4,650,806
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,179,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(121,949,437)
Net Assets		$ 231,025,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($31,391,241 ÷ 3,123,473 shares)	$ 10.05

Maximum offering price per share (100/94.25 of $10.05)	$ 10.66
Class T: Net Asset Value and redemption price per share ($6,335,000 ÷ 632,077 shares)	$ 10.02

Maximum offering price per share (100/96.50 of $10.02)	$ 10.38
Class B: Net Asset Value and offering price per share ($864,320 ÷ 86,721 shares)A	$ 9.97

Class C: Net Asset Value and offering price per share ($11,273,614 ÷ 1,136,673 shares)A	$ 9.92

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($156,319,517 ÷ 15,497,777 shares)	$ 10.09

Class I: Net Asset Value, offering price and redemption price per share ($24,841,460 ÷ 2,462,815 shares)	$ 10.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 9,373,059
Income from Fidelity Central Funds		151,178
Income before foreign taxes withheld		9,524,237
Less foreign taxes withheld		(486,789)
Total income		9,037,448

Expenses
Management fee	$ 1,985,858
Transfer agent fees	823,072
Distribution and service plan fees	302,688
Accounting and security lending fees	149,834
Custodian fees and expenses	54,429
Independent trustees' compensation	1,243
Registration fees	84,599
Audit	53,551
Legal	751
Miscellaneous	1,739
Total expenses before reductions	3,457,764
Expense reductions	(21,513)	3,436,251
Net investment income (loss)		5,601,197
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(22,678,481)
Foreign currency transactions	(62,976)
Total net realized gain (loss)		(22,741,457)
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,121,042)
Assets and liabilities in foreign currencies	(8,151)
Total change in net unrealized appreciation (depreciation)		(54,129,193)
Net gain (loss)		(76,870,650)
Net increase (decrease) in net assets resulting from operations		$ (71,269,453)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,601,197	$ 4,495,175
Net realized gain (loss)	(22,741,457)	(3,681,278)
Change in net unrealized appreciation (depreciation)	(54,129,193)	(18,645,040)
Net increase (decrease) in net assets resulting from operations	(71,269,453)	(17,831,143)
Distributions to shareholders from net investment income	(3,898,874)	(4,765,250)
Distributions to shareholders from net realized gain	(629,272)	(367,709)
Total distributions	(4,528,146)	(5,132,959)
Share transactions - net increase (decrease)	(20,805,112)	(64,489,864)
Redemption fees	7,987	7,328
Total increase (decrease) in net assets	(96,594,724)	(87,446,638)

Net Assets
Beginning of period	327,619,876	415,066,514
End of period (including undistributed net investment income of $4,650,806 and undistributed net investment income of $3,567,856, respectively)	$ 231,025,152	$ 327,619,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.25	$ 14.17	$ 14.59	$ 15.14	$ 15.60
Income from Investment Operations
Net investment income (loss) C	.22	.15	.16	.11	.12
Net realized and unrealized gain (loss)	(3.25)	(.91)	(.45)	(.59)	(.38)
Total from investment operations	(3.03)	(.76)	(.29)	(.48)	(.26)
Distributions from net investment income	(.14)	(.15)	(.13)	(.05)	(.13)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.17)	(.16)	(.13)	(.07) H	(.20) I
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 10.05	$ 13.25	$ 14.17	$ 14.59	$ 15.14
Total ReturnA, B	(23.16)%	(5.41)%	(2.00)%	(3.19)%	(1.80)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.34%	1.35%	1.36%	1.34%	1.32%
Expenses net of fee waivers, if any	1.34%	1.35%	1.35%	1.34%	1.32%
Expenses net of all reductions	1.34%	1.35%	1.34%	1.33%	1.31%
Net investment income (loss)	1.85%	1.05%	1.12%	.80%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,391	$ 51,586	$ 71,293	$ 99,694	$ 127,979
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 14.13	$ 14.54	$ 15.08	$ 15.55
Income from Investment Operations
Net investment income (loss) C	.19	.11	.12	.08	.07
Net realized and unrealized gain (loss)	(3.25)	(.90)	(.45)	(.60)	(.38)
Total from investment operations	(3.06)	(.79)	(.33)	(.52)	(.31)
Distributions from net investment income	(.10)	(.11)	(.08)	(.01)	(.10)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.13)	(.13) H	(.08)	(.02)	(.16)
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 10.02	$ 13.21	$ 14.13	$ 14.54	$ 15.08
Total ReturnA, B	(23.40)%	(5.65)%	(2.26)%	(3.43)%	(2.09)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.63%	1.62%	1.62%	1.61%	1.60%
Expenses net of fee waivers, if any	1.63%	1.62%	1.61%	1.61%	1.60%
Expenses net of all reductions	1.62%	1.62%	1.60%	1.60%	1.59%
Net investment income (loss)	1.57%	.78%	.86%	.53%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,335	$ 9,867	$ 12,551	$ 16,692	$ 20,831
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 14.01	$ 14.41	$ 15.00	$ 15.46
Income from Investment Operations
Net investment income (loss) C	.13	.04	.05	- G	(.01)
Net realized and unrealized gain (loss)	(3.24)	(.89)	(.45)	(.59)	(.39)
Total from investment operations	(3.11)	(.85)	(.40)	(.59)	(.40)
Distributions from net investment income	(.02)	(.03)	- G	-	-
Distributions from net realized gain	(.03)	(.01)	-	-	(.06)
Total distributions	(.04) H	(.04)	- G	-	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 9.97	$ 13.12	$ 14.01	$ 14.41	$ 15.00
Total ReturnA, B	(23.76)%	(6.06)%	(2.75)%	(3.93)%	(2.62)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.13%	2.11%	2.11%	2.10%	2.11%
Expenses net of fee waivers, if any	2.12%	2.11%	2.11%	2.10%	2.11%
Expenses net of all reductions	2.12%	2.11%	2.10%	2.10%	2.10%
Net investment income (loss)	1.07%	.29%	.36%	.03%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 864	$ 1,584	$ 2,303	$ 3,097	$ 4,324
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 13.96	$ 14.37	$ 14.95	$ 15.45
Income from Investment Operations
Net investment income (loss) C	.13	.04	.05	.01	(.01)
Net realized and unrealized gain (loss)	(3.22)	(.89)	(.44)	(.59)	(.38)
Total from investment operations	(3.09)	(.85)	(.39)	(.58)	(.39)
Distributions from net investment income	(.03)	(.03)	(.02)	-	(.05)
Distributions from net realized gain	(.03)	(.01)	-	-	(.06)
Total distributions	(.05) I	(.05) H	(.02)	-	(.11)
Redemption fees added to paid in capitalC,G	-	-	-	-	-
Net asset value, end of period	$ 9.92	$ 13.06	$ 13.96	$ 14.37	$ 14.95
Total ReturnA, B	(23.74)%	(6.13)%	(2.75)%	(3.88)%	(2.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.12%	2.11%	2.11%	2.10%	2.09%
Expenses net of fee waivers, if any	2.12%	2.11%	2.11%	2.10%	2.09%
Expenses net of all reductions	2.11%	2.11%	2.10%	2.09%	2.08%
Net investment income (loss)	1.08%	.29%	.36%	.03%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,274	$ 17,659	$ 23,830	$ 31,865	$ 37,185
Portfolio turnover rateE	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

I Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 14.24	$ 14.66	$ 15.21	$ 15.66
Income from Investment Operations
Net investment income (loss) B	.25	.19	.19	.15	.16
Net realized and unrealized gain (loss)	(3.27)	(.92)	(.45)	(.60)	(.39)
Total from investment operations	(3.02)	(.73)	(.26)	(.45)	(.23)
Distributions from net investment income	(.18)	(.19)	(.16)	(.08)	(.16)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.20) H	(.20)	(.16)	(.10) G	(.22)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 13.31	$ 14.24	$ 14.66	$ 15.21
Total ReturnA	(22.97)%	(5.16)%	(1.75)%	(2.96)%	(1.59)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.12%	1.11%	1.11%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.11%	1.11%	1.10%	1.08%
Expenses net of all reductions	1.11%	1.11%	1.09%	1.09%	1.07%
Net investment income (loss)	2.08%	1.29%	1.37%	1.04%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 156,320	$ 223,084	$ 273,476	$ 387,242	$ 531,224
Portfolio turnover rateD	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 14.24	$ 14.67	$ 15.22	$ 15.66
Income from Investment Operations
Net investment income (loss) B	.25	.19	.20	.16	.16
Net realized and unrealized gain (loss)	(3.26)	(.92)	(.45)	(.60)	(.38)
Total from investment operations	(3.01)	(.73)	(.25)	(.44)	(.22)
Distributions from net investment income	(.19)	(.19)	(.18)	(.09)	(.16)
Distributions from net realized gain	(.03)	(.01)	-	(.01)	(.06)
Total distributions	(.21) H	(.20)	(.18)	(.11) G	(.22)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 10.09	$ 13.31	$ 14.24	$ 14.67	$ 15.22
Total ReturnA	(22.93)%	(5.16)%	(1.71)%	(2.90)%	(1.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.09%	1.06%	1.04%	1.04%	1.03%
Expenses net of fee waivers, if any	1.08%	1.06%	1.04%	1.04%	1.03%
Expenses net of all reductions	1.08%	1.06%	1.03%	1.03%	1.03%
Net investment income (loss)	2.11%	1.34%	1.43%	1.10%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,841	$ 23,840	$ 31,613	$ 50,540	$ 58,925
Portfolio turnover rateD	77%	75%	65%	91%	71%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Class I shares (formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,558,121
Gross unrealized depreciation	(128,064,703)
Net unrealized appreciation (depreciation) on securities	$ (126,506,582)
Tax Cost	$ 360,303,123

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,827,284
Capital loss carryforward	$ (64,772,918)
Net unrealized appreciation (depreciation) on securities and other investments	$ (126,532,429)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration 2019	$ (6,952,413)
No expiration
Short-term	(17,522,131)
Long-term	(40,298,374)
Total no expiration	(57,820,505)
Total capital loss carryforward	$ (64,772,918)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 4,528,146	$ 5,132,959

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $217,511,154 and $235,143,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 103,367	$ 690
Class T	.25%	.25%	42,080	4
Class B	.75%	.25%	12,224	9,168
Class C	.75%	.25%	145,017	16,745
			$ 302,688	$ 26,607

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,579
Class T	1,858
Class BA	2,196
Class C A	2,768
$ 25,401

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 111,180.27
Class T	25,675.31
Class B	3,619.30
Class C	41,951.29
Global Commodity Stock	576,631.30
Class I	64,016.26
	$ 823,072

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,965 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $424 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $150,371, including $102 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,208 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,143 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 880
Class T	23
Class B	4
Class C	170
Global Commodity Stock	1,381
Class I	704
$ 3,162

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 520,699	$ 708,856
Class T	72,766	98,770
Class B	1,871	4,646
Class C	32,755	54,810
Global Commodity Stock	2,937,401	3,531,196
Class I	333,382	366,972
Total	$ 3,898,874	$ 4,765,250
From net realized gain
Class A	$ 97,397	$ 63,118
Class T	19,110	11,363
Class B	3,040	2,083
Class C	34,065	21,591
Global Commodity Stock	429,058	244,178
Class I	46,602	25,376
Total	$ 629,272	$ 367,709

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	526,290	686,605	$ 6,210,169	$ 9,882,029
Reinvestment of distributions	46,881	49,529	594,452	677,563
Shares redeemed	(1,342,823)	(1,874,574)	(16,036,860)	(26,738,279)
Net increase (decrease)	(769,652)	(1,138,440)	$ (9,232,239)	$ (16,178,687)
Class T
Shares sold	79,898	67,497	$ 963,935	$ 970,700
Reinvestment of distributions	7,092	7,867	89,851	107,538
Shares redeemed	(201,781)	(216,700)	(2,371,414)	(3,112,471)
Net increase (decrease)	(114,791)	(141,336)	$ (1,317,628)	$ (2,034,233)
Class B
Shares sold	580	2,197	$ 7,071	$ 29,999
Reinvestment of distributions	371	453	4,698	6,179
Shares redeemed	(35,007)	(46,232)	(422,886)	(649,491)
Net increase (decrease)	(34,056)	(43,582)	$ (411,117)	$ (613,313)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	206,447	167,515	$ 2,471,711	$ 2,371,848
Reinvestment of distributions	4,962	4,980	62,526	67,632
Shares redeemed	(426,784)	(527,630)	(5,161,590)	(7,391,284)
Net increase (decrease)	(215,375)	(355,135)	$ (2,627,353)	$ (4,951,804)
Global Commodity Stock
Shares sold	4,004,137	3,796,689	$ 47,467,615	$ 54,637,922
Reinvestment of distributions	238,065	246,397	3,023,431	3,378,098
Shares redeemed	(5,506,523)	(6,485,397)	(65,599,040)	(92,819,253)
Net increase (decrease)	(1,264,321)	(2,442,311)	$ (15,107,994)	$ (34,803,233)
Class I
Shares sold	1,576,324	912,359	$ 18,219,363	$ 13,219,634
Reinvestment of distributions	24,972	20,652	316,895	283,141
Shares redeemed	(929,289)	(1,362,707)	(10,645,039)	(19,411,369)
Net increase (decrease)	672,007	(429,696)	$ 7,891,219	$ (5,908,594)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 17% of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.250	$0.010

Class I designates 52% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.2214	$0.0094

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2014 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCSI-UANN-1215
1.879388.106
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund†	6.53%	7.81%	6.81%

† Prior to April 1, 2014, Fidelity International Small Cap Fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.
Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Samuel Chamovitz: For the year, the fund's share classes (excluding sales charges, if applicable) posted mid-single-digit gains and considerably outdistanced the 1.62% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Stock selection in information technology, financials and consumer staples was especially beneficial to performance versus the benchmark. Geographically, stock picking in Japan, Switzerland, Israel and New Zealand stood out as positives. The top contributor was VZ Holding, a Switzerland-based provider of financial advisory and asset management services. VZ grew its market share on the strength of its asset management products and investor education initiatives. Other contributors included BGF Retail, a South Korean operator of convenience stores employing a franchise model, Israel-based flavors and fragrances maker Frutarom Industries, and Japanese drug-store chain Tsuruha Holdings. Conversely, stock selection in the United Kingdom and Ireland, as well as non-benchmark exposure to the U.S., were negatives. Relative results also were affected by a downward fair-value pricing adjustment of 0.56 percentage points. Our largest relative detractor was BW Offshore, listed on the Oslo Stock Exchange. This firm builds and operates Floating Production Storage and Offloading (FPSO) vessels used in offshore oil production. Another meaningful detractor was Petra Diamonds, a supplier of rough diamonds to the international market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.63%
Actual		$ 1,000.00	$ 955.00	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.92%
Actual		$ 1,000.00	$ 953.90	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class B	2.42%
Actual		$ 1,000.00	$ 951.60	$ 11.90
HypotheticalA		$ 1,000.00	$ 1,013.01	$ 12.28
Class C	2.41%
Actual		$ 1,000.00	$ 951.50	$ 11.85
HypotheticalA		$ 1,000.00	$ 1,013.06	$ 12.23
International Small Cap	1.37%
Actual		$ 1,000.00	$ 956.80	$ 6.76
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class I	1.28%
Actual		$ 1,000.00	$ 957.20	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

Japan	21.6%
United Kingdom	14.5%
United States of America*	6.6%
Canada	4.0%
Switzerland	3.9%
Cayman Islands	3.7%
Germany	3.4%
France	3.3%
Australia	2.9%
Other	36.1%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

Japan	19.9%
United Kingdom	15.4%
United States of America*	6.7%
Switzerland	4.7%
Australia	4.0%
Cayman Islands	3.7%
France	3.6%
Germany	3.5%
Canada	3.5%
Other	35.0%

** Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.6	94.6
Short-Term Investments and Net Other Assets (Liabilities)	5.4	5.4
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	1.1	1.2
Vontobel Holdings AG (Switzerland, Capital Markets)	1.1	1.2
Frutarom Industries Ltd. (Israel, Chemicals)	1.1	1.1
VZ Holding AG (Switzerland, Capital Markets)	1.1	0.9
Micro Focus International PLC (United Kingdom, Software)	1.1	1.0
United Drug PLC (United Kingdom) (Ireland, Health Care Providers & Services)	1.0	1.2
Regus PLC (Bailiwick of Jersey, Commercial Services & Supplies)	1.0	0.9
Hiscox Ltd. (Bermuda, Insurance)	1.0	0.8
Amer Group PLC (A Shares) (Finland, Leisure Products)	1.0	0.9
JSR Corp. (Japan, Chemicals)	1.0	0.9
	10.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	21.9
Industrials	18.9	17.9
Consumer Discretionary	16.3	17.2
Information Technology	10.0	9.0
Health Care	8.5	8.8
Consumer Staples	7.5	7.0
Materials	6.9	7.9
Energy	3.5	4.3
Utilities	0.4	0.4
Telecommunication Services	0.0	0.2

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 2.9%
Austal Ltd.	1,589,594	$ 2,562,477
Bradken Ltd. (a)	1,226,491	840,387
Challenger Ltd.	960,083	5,598,467
Charter Hall Group unit	426,508	1,356,865
GUD Holdings Ltd.	726,825	4,145,011
Imdex Ltd. (a)	7,817,399	1,246,756
Life Healthcare Group Ltd.	1,826,612	3,987,804
Nanosonics Ltd. (a)	1,719,782	1,953,007
RCG Corp. Ltd.	2,822,812	2,877,480
SomnoMed Ltd. (a)(d)	584,445	1,110,367
TOTAL AUSTRALIA		25,678,621
Austria - 1.6%
Andritz AG	115,532	5,818,650
IMMOFINANZ Immobilien Anlagen AG (a)	1,461,643	3,748,214
RHI AG	208,140	4,708,085
TOTAL AUSTRIA		14,274,949
Bailiwick of Jersey - 1.4%
Kennedy Wilson Europe Real Estate PLC	193,806	3,573,305
Regus PLC	1,702,000	8,779,246
TOTAL BAILIWICK OF JERSEY		12,352,551
Belgium - 0.9%
Barco NV	55,883	3,672,356
Econocom Group SA (d)	434,901	3,888,082
TOTAL BELGIUM		7,560,438
Bermuda - 1.9%
BW Offshore Ltd.	6,094,227	2,539,037
Hiscox Ltd.	571,855	8,529,206
Petra Diamonds Ltd.	2,544,174	2,927,847
Travelport Worldwide Ltd.	222,200	3,010,810
TOTAL BERMUDA		17,006,900
Brazil - 0.3%
Banco ABC Brasil SA	31,937	69,976
MAHLE Metal Leve SA	349,000	2,118,497
TOTAL BRAZIL		2,188,473
British Virgin Islands - 0.2%
Gem Diamonds Ltd.	967,662	1,476,830
Common Stocks - continued
	Shares	Value
Canada - 4.0%
AutoCanada, Inc. (d)	132,484	$ 3,209,768
Constellation Software, Inc.	4,766	2,059,338
Dorel Industries, Inc. Class B (sub. vtg.)	113,703	2,891,270
Genesis Land Development Corp. (a)	965,422	2,178,032
Jean Coutu Group, Inc. Class A (sub. vtg.)	291,013	4,435,522
Lassonde Industries, Inc. Class A (sub. vtg.)	31,269	3,707,753
McCoy Global, Inc.	1,335,870	3,023,994
Open Text Corp.	132,548	6,143,878
ShawCor Ltd. Class A	114,685	2,433,855
Whitecap Resources, Inc. (d)	563,453	5,002,821
TOTAL CANADA		35,086,231
Cayman Islands - 3.7%
AMVIG Holdings Ltd.	14,266,000	6,536,782
Bonjour Holdings Ltd. (d)	44,460,800	1,745,995
China High Precision Automation Group Ltd. (a)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
Greatview Aseptic Pack Co. Ltd.	5,391,000	2,530,849
Haitian International Holdings Ltd.	1,491,000	2,608,802
Lifestyle International Holdings Ltd.	3,212,500	4,645,766
Pico Far East Holdings Ltd.	18,482,000	4,906,092
SITC International Holdings Co. Ltd.	11,482,000	5,893,585
Value Partners Group Ltd.	3,286,000	3,479,602
TOTAL CAYMAN ISLANDS		32,347,475
Chile - 0.8%
Quinenco SA	2,409,395	4,773,149
Vina San Pedro SA	335,133,168	2,642,103
TOTAL CHILE		7,415,252
Denmark - 1.0%
Jyske Bank A/S (Reg.) (a)	171,303	8,362,651
Finland - 2.4%
Amer Group PLC (A Shares)	301,945	8,473,503
Asiakastieto Group Oyj (a)	181,623	2,800,099
Cramo Oyj (B Shares)	182,510	3,351,642
Olvi PLC (A Shares)	100,438	2,435,349
Tikkurila Oyj	230,646	4,233,083
TOTAL FINLAND		21,293,676
France - 3.3%
ALTEN	108,019	5,606,562
Common Stocks - continued
	Shares	Value
France - continued
Coface SA	319,302	$ 2,585,300
Rexel SA	251,900	3,443,133
The Lisi Group	143,009	3,491,169
The Vicat Group (d)	85,756	5,497,782
Thermador Groupe SA	26,557	2,482,289
Wendel SA	46,435	5,573,444
TOTAL FRANCE		28,679,679
Germany - 3.4%
AURELIUS AG	103,235	4,606,738
CompuGroup Medical AG	199,249	5,871,992
GEA Group AG	72,166	2,893,765
LEG Immobilien AG	27,307	2,178,542
LEONI AG	125,097	5,107,711
mutares AG	113,000	2,218,049
OSRAM Licht AG	88,435	5,203,716
SHW Group	62,339	1,633,230
TOTAL GERMANY		29,713,743
Greece - 0.4%
Metka SA	394,216	3,784,452
Hong Kong - 1.9%
Dah Sing Banking Group Ltd.	2,745,600	5,209,923
Far East Horizon Ltd.	3,735,000	3,106,680
Magnificent Estates Ltd.	105,926,000	3,000,694
Shun Ho Technology Holdings Ltd. (a)	1,650,033	563,312
Techtronic Industries Co. Ltd.	1,264,000	4,620,776
TOTAL HONG KONG		16,501,385
India - 0.6%
Edelweiss Financial Services Ltd.	3,486,519	3,164,299
McLeod Russel India Ltd. (a)	883,018	2,317,244
TOTAL INDIA		5,481,543
Indonesia - 0.5%
PT ACE Hardware Indonesia Tbk	43,202,200	2,103,157
PT Media Nusantara Citra Tbk	16,013,700	2,077,798
TOTAL INDONESIA		4,180,955
Ireland - 1.8%
C&C Group PLC	895,002	3,572,606
Common Stocks - continued
	Shares	Value
Ireland - continued
Mincon Group PLC	4,787,945	$ 3,474,942
United Drug PLC (United Kingdom)	1,222,449	8,955,274
TOTAL IRELAND		16,002,822
Isle of Man - 0.6%
Optimal Payments PLC (a)	1,050,400	4,922,662
Israel - 1.1%
Frutarom Industries Ltd.	225,289	9,735,555
Italy - 1.6%
Banco di Desio e della Brianza SpA	669,139	2,289,868
Cerved Information Solutions SpA	379,661	2,880,710
Danieli & C. Officine Meccaniche SpA	163,567	3,500,201
Recordati SpA	214,361	5,329,676
TOTAL ITALY		14,000,455
Japan - 21.6%
A/S One Corp.	135,700	4,816,903
Aeon Delight Co. Ltd.	187,700	5,407,309
Ain Holdings, Inc.	97,300	4,606,063
Arc Land Sakamoto Co. Ltd.	180,700	3,955,591
Broadleaf Co. Ltd.	394,900	4,523,418
Central Automotive Products Ltd.	203,000	1,477,932
Daiwa Industries Ltd.	495,600	3,278,728
Dexerials Corp. (d)	292,400	3,347,971
Fuji Corp.	147,800	2,784,103
Fukuda Denshi Co. Ltd.	124,800	6,089,695
Funai Soken Holdings, Inc.	158,600	2,433,164
GMO Internet, Inc.	328,900	4,658,251
Iida Group Holdings Co. Ltd.	214,851	4,026,924
JSR Corp.	532,400	8,408,353
KAWAI Musical Instruments Manufacturing Co. Ltd.	203,600	3,763,336
Kinugawa Rubber Industrial Co. Ltd.	733,000	4,088,732
Konica Minolta, Inc.	228,400	2,346,678
Kotobuki Spirits Co. Ltd. (d)	79,100	2,759,513
Leopalace21 Corp. (a)	966,500	5,149,440
Meitec Corp.	145,700	5,291,485
Message Co. Ltd.	150,079	3,699,108
Miraca Holdings, Inc.	117,900	5,247,173
Mitani Shoji Co. Ltd.	244,700	6,061,666
Monex Group, Inc.	699,100	1,965,183
Nihon House Holdings Co. Ltd. (d)	1,020,700	4,107,595
Nitori Holdings Co. Ltd.	100,000	7,797,893
Common Stocks - continued
	Shares	Value
Japan - continued
Paramount Bed Holdings Co. Ltd.	195,000	$ 6,254,656
Ricoh Leasing Co. Ltd.	232,900	7,055,445
S Foods, Inc. (d)	318,800	5,541,613
San-Ai Oil Co. Ltd.	589,000	4,498,828
Shinsei Bank Ltd.	2,824,000	5,921,288
Ship Healthcare Holdings, Inc.	202,200	4,897,936
TKC Corp.	336,500	7,931,814
Toshiba Plant Systems & Services Corp.	582,700	6,241,559
Toyo Suisan Kaisha Ltd.	116,900	4,307,506
Tsuruha Holdings, Inc.	104,800	8,302,681
VT Holdings Co. Ltd.	1,047,600	6,478,390
Welcia Holdings Co. Ltd.	77,700	3,829,463
Yamada Consulting Group Co. Ltd.	174,600	5,110,414
TOTAL JAPAN		188,463,800
Korea (South) - 1.8%
BGFretail Co. Ltd.	17,709	2,636,722
DGB Financial Group Co. Ltd.	207,259	1,924,158
Fila Korea Ltd.	38,617	3,382,205
Hy-Lok Corp.	125,792	3,514,512
Nice Information & Telecom, Inc.	77,649	2,920,925
NS Shopping Co. Ltd.	7,760	1,321,912
TOTAL KOREA (SOUTH)		15,700,434
Luxembourg - 0.8%
Grand City Properties SA	347,584	6,941,129
Netherlands - 1.5%
Amsterdam Commodities NV	196,055	4,934,898
BinckBank NV	282,659	2,493,446
IMCD Group BV	142,000	5,312,233
TOTAL NETHERLANDS		12,740,577
New Zealand - 2.0%
EBOS Group Ltd.	1,083,656	10,016,335
Nuplex Industries Ltd.	2,586,561	7,461,346
TOTAL NEW ZEALAND		17,477,681
Norway - 1.9%
ABG Sundal Collier ASA	6,615,910	4,983,296
Ekornes A/S	331,597	3,531,883
Common Stocks - continued
	Shares	Value
Norway - continued
Kongsberg Gruppen ASA	329,633	$ 5,159,760
Spectrum ASA	809,572	2,810,766
TOTAL NORWAY		16,485,705
Portugal - 0.6%
NOS SGPS SA	624,100	5,187,678
Romania - 0.4%
Banca Transilvania SA (a)	5,501,626	3,458,855
Singapore - 2.3%
Boustead Projects Pte Ltd. (a)	618,906	373,131
Boustead Singapore Ltd.	2,099,820	1,435,462
Hour Glass Ltd.	7,926,700	4,133,891
Interplex Holdings Ltd.	6,290,400	3,167,667
Mapletree Industrial (REIT)	2,939,230	3,197,260
OSIM International Ltd.	3,306,600	3,206,109
Wing Tai Holdings Ltd.	3,973,100	4,944,223
TOTAL SINGAPORE		20,457,743
South Africa - 0.8%
Clicks Group Ltd.	977,850	7,143,626
Spain - 0.5%
Hispania Activos Inmobiliarios SA (a)	315,800	4,757,592
Sweden - 0.9%
AddTech AB (B Shares)	198,619	2,824,611
Coor Service Management Holding AB (a)	474,600	1,938,719
Ratos AB (B Shares)	582,000	3,406,078
TOTAL SWEDEN		8,169,408
Switzerland - 3.9%
Allied World Assurance Co. Holdings AG	214,004	7,781,185
Daetwyler Holdings AG	18,222	2,556,924
Pargesa Holding SA	75,506	4,797,184
Vontobel Holdings AG	199,296	9,829,207
VZ Holding AG	30,391	9,469,804
TOTAL SWITZERLAND		34,434,304
Taiwan - 2.0%
King's Town Bank	3,141,000	2,505,834
Sunspring Metal Corp.	3,075,000	4,418,566
Tripod Technology Corp.	2,498,000	3,862,609
Common Stocks - continued
	Shares	Value
Taiwan - continued
Vanguard International Semiconductor Corp.	3,124,000	$ 4,036,710
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,109,000	2,281,879
TOTAL TAIWAN		17,105,598
Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	2,473,600	5,877,746
TISCO Financial Group PCL	2,495,800	2,649,779
TOTAL THAILAND		8,527,525
Turkey - 0.4%
Aygaz A/S	864,000	3,245,112
United Kingdom - 14.5%
Aberdeen Asset Management PLC	715,349	3,823,345
AEW UK REIT PLC (a)	2,258,268	3,516,159
Alliance Pharma PLC	1,734,982	1,430,937
Amec Foster Wheeler PLC	453,315	4,968,684
Ashmore Group PLC (d)	1,036,507	4,314,274
BBA Aviation PLC	2,224,598	6,539,943
Bond International Software PLC	899,666	1,407,729
Brammer PLC (d)	584,028	2,073,027
Brewin Dolphin Holding PLC	881,475	3,668,981
Cineworld Group PLC	695,276	5,916,543
Close Brothers Group PLC	290,880	6,564,878
Countrywide PLC	1,008,607	7,230,139
Diploma PLC	363,251	3,592,321
Elementis PLC	1,017,200	3,678,799
Empiric Student Property PLC	1,607,263	2,713,144
Exova Group Ltd. PLC	887,869	2,035,999
Informa PLC	842,548	7,377,593
ITE Group PLC	1,632,554	3,529,735
James Fisher and Sons PLC	120,505	1,782,468
Luxfer Holdings PLC sponsored ADR	428,009	4,635,337
McColl's Retail Group PLC	1,571,774	3,561,879
Mears Group PLC	1,047,710	6,686,720
Meggitt PLC	519,830	2,833,644
Melrose PLC	796,270	3,267,684
Micro Focus International PLC	476,044	9,217,400
Moneysupermarket.com Group PLC	778,475	4,010,724
Sinclair Pharma PLC (a)	6,551,214	3,963,995
Spectris PLC	189,347	4,865,929
Ultra Electronics Holdings PLC	278,425	7,223,772
TOTAL UNITED KINGDOM		126,431,782
Common Stocks - continued
	Shares	Value
United States of America - 1.2%
Dillard's, Inc. Class A (d)	89,894	$ 8,043,715
Hornbeck Offshore Services, Inc. (a)(d)	152,170	2,055,817
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(e)	27,500	3,207
TOTAL UNITED STATES OF AMERICA		10,102,739
TOTAL COMMON STOCKS (Cost $824,215,309)		824,878,586
Nonconvertible Preferred Stocks - 0.2%

Brazil - 0.2%
Banco ABC Brasil SA (Cost $3,684,071)	998,200	2,200,075
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.18% (b)	45,030,641	45,030,641
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	13,666,537	13,666,537
TOTAL MONEY MARKET FUNDS (Cost $58,697,178)		58,697,178
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $886,596,558)		885,775,839
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(11,784,036)
NET ASSETS - 100%		$ 873,991,803
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,207 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 61,602
Fidelity Securities Lending Cash Central Fund	186,310
Total	$ 247,912
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,245,837	$ 64,736,053	$ 76,509,784	$ -
Consumer Staples	66,734,541	35,070,458	31,664,083	-
Energy	30,551,732	24,617,442	5,934,290	-
Financials	197,971,252	145,172,798	52,798,454	-
Health Care	73,624,858	35,568,209	38,056,649	-
Industrials	167,680,599	118,410,225	49,270,374	-
Information Technology	85,300,783	56,614,904	28,685,878	1
Materials	60,723,947	42,001,206	18,722,740	1
Utilities	3,245,112	3,245,112	-	-
Money Market Funds	58,697,178	58,697,178	-	-
Total Investments in Securities:	$ 885,775,839	$ 584,133,585	$ 301,642,252	$ 2

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $13,124,402) - See accompanying schedule: Unaffiliated issuers (cost $827,899,380)	$ 827,078,661
Fidelity Central Funds (cost $58,697,178)	58,697,178
Total Investments (cost $886,596,558)		$ 885,775,839
Foreign currency held at value (cost $115,306)		115,322
Receivable for investments sold		948,925
Receivable for fund shares sold		837,702
Dividends receivable		2,340,869
Distributions receivable from Fidelity Central Funds		31,829
Prepaid expenses		2,402
Other receivables		19,677
Total assets		890,072,565

Liabilities
Payable for investments purchased	$ 376,272
Payable for fund shares redeemed	907,673
Accrued management fee	738,433
Distribution and service plan fees payable	20,677
Other affiliated payables	222,027
Other payables and accrued expenses	149,143
Collateral on securities loaned, at value	13,666,537
Total liabilities		16,080,762

Net Assets		$ 873,991,803
Net Assets consist of:
Paid in capital		$ 847,993,485
Undistributed net investment income		10,946,744
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,943,085
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(891,511)
Net Assets		$ 873,991,803

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($28,237,702 ÷ 1,244,283 shares)	$ 22.69

Maximum offering price per share (100/94.25 of $22.69)	$ 24.07
Class T:
Net Asset Value and redemption price per share ($12,400,336 ÷ 549,894 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B:
Net Asset Value and offering price per share ($390,361 ÷ 17,567 shares)A	$ 22.22

Class C:
Net Asset Value and offering price per share ($11,358,829 ÷ 517,141 shares)A	$ 21.96

International Small Cap:
Net Asset Value, offering price and redemption price per share ($811,534,198 ÷ 35,197,499 shares)	$ 23.06

Class I:
Net Asset Value, offering price and redemption price per share ($10,070,377 ÷ 433,304 shares)	$ 23.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 24,896,176
Interest		1,298
Income from Fidelity Central Funds		247,912
Income before foreign taxes withheld		25,145,386
Less foreign taxes withheld		(1,896,045)
Total income		23,249,341

Expenses
Management fee
Basic fee	$ 7,137,575
Performance adjustment	971,956
Transfer agent fees	2,147,993
Distribution and service plan fees	233,938
Accounting and security lending fees	403,900
Custodian fees and expenses	150,183
Independent trustees' compensation	3,595
Registration fees	91,083
Audit	156,053
Legal	2,634
Miscellaneous	8,119
Total expenses before reductions	11,307,029
Expense reductions	(56,111)	11,250,918
Net investment income (loss)		11,998,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $109,783)	26,169,495
Foreign currency transactions	(331,089)
Total net realized gain (loss)		25,838,406
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $51,983)	6,843,800
Assets and liabilities in foreign currencies	(19,076)
Total change in net unrealized appreciation (depreciation)		6,824,724
Net gain (loss)		32,663,130
Net increase (decrease) in net assets resulting from operations		$ 44,661,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,998,423	$ 10,368,645
Net realized gain (loss)	25,838,406	226,736,010
Change in net unrealized appreciation (depreciation)	6,824,724	(253,669,311)
Net increase (decrease) in net assets resulting from operations	44,661,553	(16,564,656)
Distributions to shareholders from net investment income	(7,662,528)	(4,012,676)
Distributions to shareholders from net realized gain	(116,906,834)	(26,257,450)
Total distributions	(124,569,362)	(30,270,126)
Share transactions - net increase (decrease)	53,722,708	(201,807,331)
Redemption fees	103,111	276,780
Total increase (decrease) in net assets	(26,081,990)	(248,365,333)

Net Assets
Beginning of period	900,073,793	1,148,439,126
End of period (including undistributed net investment income of $10,946,744 and undistributed net investment income of $7,150,729, respectively)	$ 873,991,803	$ 900,073,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.98	$ 26.34	$ 19.74	$ 18.97	$ 20.42
Income from Investment Operations
Net investment income (loss)C	.27	.17	.06	.06	.10
Net realized and unrealized gain (loss)	1.05	(.89)	6.94	1.09	(.88)
Total from investment operations	1.32	(.72)	7.00	1.15	(.78)
Distributions from net investment income	(.16)	(.05)	(.07)	(.11)	(.02)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.61)	(.65)	(.40)	(.38)	(.68)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.69	$ 24.98	$ 26.34	$ 19.74	$ 18.97
Total ReturnA, B	6.21%	(2.79)%	36.18%	6.28%	(4.00)%
Ratios to Average Net AssetsE, F
Expenses before reductions	1.59%	1.50%	1.61%	1.63%	1.56%
Expenses net of fee waivers, if any	1.58%	1.50%	1.61%	1.63%	1.55%
Expenses net of all reductions	1.58%	1.50%	1.60%	1.60%	1.54%
Net investment income (loss)	1.18%	.65%	.25%	.32%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,238	$ 24,572	$ 24,020	$ 14,125	$ 17,185
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.81	$ 26.17	$ 19.59	$ 18.80	$ 20.23
Income from Investment Operations
Net investment income (loss)C	.21	.10	- G	.01	.05
Net realized and unrealized gain (loss)	1.04	(.87)	6.90	1.08	(.86)
Total from investment operations	1.25	(.77)	6.90	1.09	(.81)
Distributions from net investment income	(.06)	-	-	(.03)	-
Distributions from net realized gain	(3.45)	(.60)	(.32)	(.27)	(.63)
Total distributions	(3.51)	(.60)	(.32)	(.30)	(.63)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.55	$ 24.81	$ 26.17	$ 19.59	$ 18.80
Total ReturnA, B	5.90%	(3.00)%	35.80%	5.97%	(4.18)%
Ratios to Average Net AssetsE, F
Expenses before reductions	1.87%	1.77%	1.87%	1.88%	1.82%
Expenses net of fee waivers, if any	1.86%	1.77%	1.87%	1.88%	1.81%
Expenses net of all reductions	1.86%	1.76%	1.85%	1.85%	1.79%
Net investment income (loss)	.90%	.38%	(.01)%	.07%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,400	$ 12,296	$ 13,530	$ 9,262	$ 13,744
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.51	$ 25.87	$ 19.22	$ 18.38	$ 19.79
Income from Investment Operations
Net investment income (loss)C	.09	(.03)	(.11)	(.08)	(.05)
Net realized and unrealized gain (loss)	1.04	(.87)	6.84	1.07	(.85)
Total from investment operations	1.13	(.90)	6.73	.99	(.90)
Distributions from net realized gain	(3.42)	(.47)	(.08)	(.15)	(.52)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.22	$ 24.51	$ 25.87	$ 19.22	$ 18.38
Total ReturnA, B	5.40%	(3.52)%	35.14%	5.45%	(4.68)%
Ratios to Average Net AssetsE, F
Expenses before reductions	2.36%	2.28%	2.37%	2.38%	2.32%
Expenses net of fee waivers, if any	2.36%	2.28%	2.36%	2.38%	2.30%
Expenses net of all reductions	2.36%	2.27%	2.35%	2.35%	2.29%
Net investment income (loss)	.41%	(.13)%	(.51)%	(.43)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 390	$ 507	$ 795	$ 790	$ 2,067
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.27	$ 25.68	$ 19.18	$ 18.38	$ 19.85
Income from Investment Operations
Net investment income (loss)C	.09	(.02)	(.11)	(.08)	(.04)
Net realized and unrealized gain (loss)	1.02	(.85)	6.79	1.07	(.85)
Total from investment operations	1.11	(.87)	6.68	.99	(.89)
Distributions from net realized gain	(3.42)	(.55)	(.18)	(.19)	(.59)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 21.96	$ 24.27	$ 25.68	$ 19.18	$ 18.38
Total ReturnA, B	5.37%	(3.43)%	35.15%	5.46%	(4.64)%
Ratios to Average Net AssetsE, F
Expenses before reductions	2.36%	2.23%	2.33%	2.38%	2.27%
Expenses net of fee waivers, if any	2.35%	2.22%	2.33%	2.38%	2.26%
Expenses net of all reductions	2.35%	2.22%	2.32%	2.35%	2.24%
Net investment income (loss)	.41%	(.07)%	(.47)%	(.43)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,359	$ 12,576	$ 13,426	$ 6,799	$ 9,545
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.34	$ 26.67	$ 19.99	$ 19.23	$ 20.66
Income from Investment Operations
Net investment income (loss)B	.34	.25	.12	.11	.17
Net realized and unrealized gain (loss)	1.07	(.90)	7.02	1.10	(.89)
Total from investment operations	1.41	(.65)	7.14	1.21	(.72)
Distributions from net investment income	(.24)	(.09)	(.14)	(.18)	(.06)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.69)	(.69)	(.46) G	(.45)	(.72)
Redemption fees added to paid in capitalB	- F	.01	- F	- F	.01
Net asset value, end of period	$ 23.06	$ 25.34	$ 26.67	$ 19.99	$ 19.23
Total ReturnA	6.53%	(2.48)%	36.56%	6.55%	(3.65)%
Ratios to Average Net AssetsD, E
Expenses before reductions	1.31%	1.21%	1.33%	1.35%	1.26%
Expenses net of fee waivers, if any	1.31%	1.20%	1.32%	1.35%	1.25%
Expenses net of all reductions	1.31%	1.20%	1.31%	1.33%	1.23%
Net investment income (loss)	1.45%	.95%	.53%	.59%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 811,534	$ 842,031	$ 1,029,629	$ 692,769	$ 856,692
Portfolio turnover rateC	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.34	$ 26.67	$ 20.00	$ 19.24	$ 20.66
Income from Investment Operations
Net investment income (loss)B	.36	.29	.16	.13	.18
Net realized and unrealized gain (loss)	1.07	(.90)	7.00	1.10	(.89)
Total from investment operations	1.43	(.61)	7.16	1.23	(.71)
Distributions from net investment income	(.08)	(.13)	(.16)	(.20)	(.06)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.53)	(.73)	(.49)	(.47)	(.72)
Redemption fees added to paid in capitalB	- F	.01	- F	- F	.01
Net asset value, end of period	$ 23.24	$ 25.34	$ 26.67	$ 20.00	$ 19.24
Total ReturnA	6.60%	(2.35)%	36.68%	6.65%	(3.62)%
Ratios to Average Net AssetsD, E
Expenses before reductions	1.24%	1.08%	1.20%	1.25%	1.22%
Expenses net of fee waivers, if any	1.23%	1.08%	1.20%	1.25%	1.21%
Expenses net of all reductions	1.23%	1.08%	1.18%	1.22%	1.19%
Net investment income (loss)	1.53%	1.07%	.66%	.70%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,070	$ 8,092	$ 67,038	$ 9,503	$ 15,752
Portfolio turnover rateC	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 102,373,068
Gross unrealized depreciation	(110,741,632)
Net unrealized appreciation (depreciation) on securities	$ (8,368,564)
Tax Cost	$ 894,144,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,328,717
Undistributed long-term capital gain	$ 19,111,574
Net unrealized appreciation (depreciation) on securities and other investments	$ (8,441,972)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 8,729,905	$ 30,270,126
Long-term Capital Gains	115,839,457	-
Total	$ 124,569,362	$ 30,270,126

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $286,769,775 and $355,615,175, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI All Country World ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 63,486	$ 789
Class T	.25%	.25%	59,620	-
Class B	.75%	.25%	4,412	3,318
Class C	.75%	.25%	106,420	13,666
			$ 233,938	$ 17,773

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,223
Class T	3,172
Class BA	74
Class C A	2,729
$ 21,198

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 69,900.27
Class T	36,352.30
Class B	1,323.30
Class C	31,483.30
International Small Cap	1,992,868.25
Class I	16,067.18
	$ 2,147,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $340 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,975.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,210 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% ofthe market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $363,206. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $186,310, including $3,174 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,404 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $41.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,507 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 414
Class T	191
Class B	1
Class C	281
International Small Cap	22,441
Class I	831
$ 24,159

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 155,785	$ 48,210
Class T	27,108	-
International Small Cap	7,454,709	3,601,146
Class I	24,926	363,320
Total	$ 7,662,528	$ 4,012,676
From net realized gain
Class A	$ 3,382,206	$ 564,345
Class T	1,671,017	310,220
Class B	66,002	14,343
Class C	1,697,539	305,689
International Small Cap	109,040,767	23,368,303
Class I	1,049,303	1,694,550
Total	$ 116,906,834	$ 26,257,450

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	432,152	355,842	$ 9,990,970	$ 9,376,508
Reinvestment of distributions	159,613	22,103	3,404,539	571,356
Shares redeemed	(331,016)	(306,489)	(7,450,558)	(8,061,522)
Net increase (decrease)	260,749	71,456	$ 5,944,951	$ 1,886,342
Class T
Shares sold	124,085	115,645	$ 2,869,552	$ 3,022,509
Reinvestment of distributions	77,005	11,686	1,636,354	300,676
Shares redeemed	(146,828)	(148,659)	(3,289,706)	(3,861,942)
Net increase (decrease)	54,262	(21,328)	$ 1,216,200	$ (538,757)
Class B
Shares sold	4,667	3,137	$ 108,058	$ 80,198
Reinvestment of distributions	2,954	538	62,128	13,734
Shares redeemed	(10,732)	(13,726)	(240,945)	(356,690)
Net increase (decrease)	(3,111)	(10,051)	$ (70,759)	$ (262,758)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	196,292	207,733	$ 4,379,607	$ 5,326,341
Reinvestment of distributions	71,584	10,499	1,488,229	265,425
Shares redeemed	(268,981)	(222,725)	(5,818,752)	(5,644,059)
Net increase (decrease)	(1,105)	(4,493)	$ 49,084	$ (52,293)
International Small Cap
Shares sold	7,876,402	7,158,603	$ 184,799,928	$ 190,711,642
Reinvestment of distributions	5,231,399	988,313	113,102,853	25,844,388
Shares redeemed	(11,138,439)	(13,529,838)	(253,855,534)	(360,297,655)
Net increase (decrease)	1,969,362	(5,382,922)	$ 44,047,247	$ (143,741,625)
Class I
Shares sold	256,693	1,844,038	$ 5,987,647	$ 48,462,558
Reinvestment of distributions	46,102	61,170	1,003,648	1,598,368
Shares redeemed	(188,812)	(4,099,284)	(4,455,310)	(109,159,166)
Net increase (decrease)	113,983	(2,194,076)	$ 2,535,985	$ (59,098,240)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Annual Report

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008, 2010, or 2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Fund	12/07/15	12/04/15	$0.293	$0.620

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 2015, $19,117,976, or, if subsequently determined to be different, the net capital gain of such year.

International Small Cap Fund designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Fund	12/08/2014	$0.3195	$0.0515

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2014 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK)
Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ISC-UANN-1215
1.793584.112

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
International Small Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)†	0.10%	6.22%	5.90%
Class T (incl. 3.50% sales charge)†	2.19%	6.45%	5.88%
Class B (incl. contingent deferred sales charge) A,†	0.87%	6.36%	5.97%
Class C (incl. contingent deferred sales charge) B,†	4.46%	6.70%	5.74%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

† Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Samuel Chamovitz: For the year, the fund's share classes (excluding sales charges, if applicable) posted mid-single-digit gains and considerably outdistanced the 1.62% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Stock selection in information technology, financials and consumer staples was especially beneficial to performance versus the benchmark. Geographically, stock picking in Japan, Switzerland, Israel and New Zealand stood out as positives. The top contributor was VZ Holding, a Switzerland-based provider of financial advisory and asset management services. VZ grew its market share on the strength of its asset management products and investor education initiatives. Other contributors included BGF Retail, a South Korean operator of convenience stores employing a franchise model, Israel-based flavors and fragrances maker Frutarom Industries, and Japanese drug-store chain Tsuruha Holdings. Conversely, stock selection in the United Kingdom and Ireland, as well as non-benchmark exposure to the U.S., were negatives. Relative results also were affected by a downward fair-value pricing adjustment of 0.56 percentage points. Our largest relative detractor was BW Offshore, listed on the Oslo Stock Exchange. This firm builds and operates Floating Production Storage and Offloading (FPSO) vessels used in offshore oil production. Another meaningful detractor was Petra Diamonds, a supplier of rough diamonds to the international market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.63%
Actual		$ 1,000.00	$ 955.00	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.92%
Actual		$ 1,000.00	$ 953.90	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class B	2.42%
Actual		$ 1,000.00	$ 951.60	$ 11.90
HypotheticalA		$ 1,000.00	$ 1,013.01	$ 12.28
Class C	2.41%
Actual		$ 1,000.00	$ 951.50	$ 11.85
HypotheticalA		$ 1,000.00	$ 1,013.06	$ 12.23
International Small Cap	1.37%
Actual		$ 1,000.00	$ 956.80	$ 6.76
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class I	1.28%
Actual		$ 1,000.00	$ 957.20	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.6	94.6
Short-Term Investments and Net Other Assets (Liabilities)	5.4	5.4
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	1.1	1.2
Vontobel Holdings AG (Switzerland, Capital Markets)	1.1	1.2
Frutarom Industries Ltd. (Israel, Chemicals)	1.1	1.1
VZ Holding AG (Switzerland, Capital Markets)	1.1	0.9
Micro Focus International PLC (United Kingdom, Software)	1.1	1.0
United Drug PLC (United Kingdom) (Ireland, Health Care Providers & Services)	1.0	1.2
Regus PLC (Bailiwick of Jersey, Commercial Services & Supplies)	1.0	0.9
Hiscox Ltd. (Bermuda, Insurance)	1.0	0.8
Amer Group PLC (A Shares) (Finland, Leisure Products)	1.0	0.9
JSR Corp. (Japan, Chemicals)	1.0	0.9
	10.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	21.9
Industrials	18.9	17.9
Consumer Discretionary	16.3	17.2
Information Technology	10.0	9.0
Health Care	8.5	8.8
Consumer Staples	7.5	7.0
Materials	6.9	7.9
Energy	3.5	4.3
Utilities	0.4	0.4
Telecommunication Services	0.0	0.2

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 2.9%
Austal Ltd.	1,589,594	$ 2,562,477
Bradken Ltd. (a)	1,226,491	840,387
Challenger Ltd.	960,083	5,598,467
Charter Hall Group unit	426,508	1,356,865
GUD Holdings Ltd.	726,825	4,145,011
Imdex Ltd. (a)	7,817,399	1,246,756
Life Healthcare Group Ltd.	1,826,612	3,987,804
Nanosonics Ltd. (a)	1,719,782	1,953,007
RCG Corp. Ltd.	2,822,812	2,877,480
SomnoMed Ltd. (a)(d)	584,445	1,110,367
TOTAL AUSTRALIA		25,678,621
Austria - 1.6%
Andritz AG	115,532	5,818,650
IMMOFINANZ Immobilien Anlagen AG (a)	1,461,643	3,748,214
RHI AG	208,140	4,708,085
TOTAL AUSTRIA		14,274,949
Bailiwick of Jersey - 1.4%
Kennedy Wilson Europe Real Estate PLC	193,806	3,573,305
Regus PLC	1,702,000	8,779,246
TOTAL BAILIWICK OF JERSEY		12,352,551
Belgium - 0.9%
Barco NV	55,883	3,672,356
Econocom Group SA (d)	434,901	3,888,082
TOTAL BELGIUM		7,560,438
Bermuda - 1.9%
BW Offshore Ltd.	6,094,227	2,539,037
Hiscox Ltd.	571,855	8,529,206
Petra Diamonds Ltd.	2,544,174	2,927,847
Travelport Worldwide Ltd.	222,200	3,010,810
TOTAL BERMUDA		17,006,900
Brazil - 0.3%
Banco ABC Brasil SA	31,937	69,976
MAHLE Metal Leve SA	349,000	2,118,497
TOTAL BRAZIL		2,188,473
British Virgin Islands - 0.2%
Gem Diamonds Ltd.	967,662	1,476,830
Common Stocks - continued
	Shares	Value
Canada - 4.0%
AutoCanada, Inc. (d)	132,484	$ 3,209,768
Constellation Software, Inc.	4,766	2,059,338
Dorel Industries, Inc. Class B (sub. vtg.)	113,703	2,891,270
Genesis Land Development Corp. (a)	965,422	2,178,032
Jean Coutu Group, Inc. Class A (sub. vtg.)	291,013	4,435,522
Lassonde Industries, Inc. Class A (sub. vtg.)	31,269	3,707,753
McCoy Global, Inc.	1,335,870	3,023,994
Open Text Corp.	132,548	6,143,878
ShawCor Ltd. Class A	114,685	2,433,855
Whitecap Resources, Inc. (d)	563,453	5,002,821
TOTAL CANADA		35,086,231
Cayman Islands - 3.7%
AMVIG Holdings Ltd.	14,266,000	6,536,782
Bonjour Holdings Ltd. (d)	44,460,800	1,745,995
China High Precision Automation Group Ltd. (a)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
Greatview Aseptic Pack Co. Ltd.	5,391,000	2,530,849
Haitian International Holdings Ltd.	1,491,000	2,608,802
Lifestyle International Holdings Ltd.	3,212,500	4,645,766
Pico Far East Holdings Ltd.	18,482,000	4,906,092
SITC International Holdings Co. Ltd.	11,482,000	5,893,585
Value Partners Group Ltd.	3,286,000	3,479,602
TOTAL CAYMAN ISLANDS		32,347,475
Chile - 0.8%
Quinenco SA	2,409,395	4,773,149
Vina San Pedro SA	335,133,168	2,642,103
TOTAL CHILE		7,415,252
Denmark - 1.0%
Jyske Bank A/S (Reg.) (a)	171,303	8,362,651
Finland - 2.4%
Amer Group PLC (A Shares)	301,945	8,473,503
Asiakastieto Group Oyj (a)	181,623	2,800,099
Cramo Oyj (B Shares)	182,510	3,351,642
Olvi PLC (A Shares)	100,438	2,435,349
Tikkurila Oyj	230,646	4,233,083
TOTAL FINLAND		21,293,676
France - 3.3%
ALTEN	108,019	5,606,562
Common Stocks - continued
	Shares	Value
France - continued
Coface SA	319,302	$ 2,585,300
Rexel SA	251,900	3,443,133
The Lisi Group	143,009	3,491,169
The Vicat Group (d)	85,756	5,497,782
Thermador Groupe SA	26,557	2,482,289
Wendel SA	46,435	5,573,444
TOTAL FRANCE		28,679,679
Germany - 3.4%
AURELIUS AG	103,235	4,606,738
CompuGroup Medical AG	199,249	5,871,992
GEA Group AG	72,166	2,893,765
LEG Immobilien AG	27,307	2,178,542
LEONI AG	125,097	5,107,711
mutares AG	113,000	2,218,049
OSRAM Licht AG	88,435	5,203,716
SHW Group	62,339	1,633,230
TOTAL GERMANY		29,713,743
Greece - 0.4%
Metka SA	394,216	3,784,452
Hong Kong - 1.9%
Dah Sing Banking Group Ltd.	2,745,600	5,209,923
Far East Horizon Ltd.	3,735,000	3,106,680
Magnificent Estates Ltd.	105,926,000	3,000,694
Shun Ho Technology Holdings Ltd. (a)	1,650,033	563,312
Techtronic Industries Co. Ltd.	1,264,000	4,620,776
TOTAL HONG KONG		16,501,385
India - 0.6%
Edelweiss Financial Services Ltd.	3,486,519	3,164,299
McLeod Russel India Ltd. (a)	883,018	2,317,244
TOTAL INDIA		5,481,543
Indonesia - 0.5%
PT ACE Hardware Indonesia Tbk	43,202,200	2,103,157
PT Media Nusantara Citra Tbk	16,013,700	2,077,798
TOTAL INDONESIA		4,180,955
Ireland - 1.8%
C&C Group PLC	895,002	3,572,606
Common Stocks - continued
	Shares	Value
Ireland - continued
Mincon Group PLC	4,787,945	$ 3,474,942
United Drug PLC (United Kingdom)	1,222,449	8,955,274
TOTAL IRELAND		16,002,822
Isle of Man - 0.6%
Optimal Payments PLC (a)	1,050,400	4,922,662
Israel - 1.1%
Frutarom Industries Ltd.	225,289	9,735,555
Italy - 1.6%
Banco di Desio e della Brianza SpA	669,139	2,289,868
Cerved Information Solutions SpA	379,661	2,880,710
Danieli & C. Officine Meccaniche SpA	163,567	3,500,201
Recordati SpA	214,361	5,329,676
TOTAL ITALY		14,000,455
Japan - 21.6%
A/S One Corp.	135,700	4,816,903
Aeon Delight Co. Ltd.	187,700	5,407,309
Ain Holdings, Inc.	97,300	4,606,063
Arc Land Sakamoto Co. Ltd.	180,700	3,955,591
Broadleaf Co. Ltd.	394,900	4,523,418
Central Automotive Products Ltd.	203,000	1,477,932
Daiwa Industries Ltd.	495,600	3,278,728
Dexerials Corp. (d)	292,400	3,347,971
Fuji Corp.	147,800	2,784,103
Fukuda Denshi Co. Ltd.	124,800	6,089,695
Funai Soken Holdings, Inc.	158,600	2,433,164
GMO Internet, Inc.	328,900	4,658,251
Iida Group Holdings Co. Ltd.	214,851	4,026,924
JSR Corp.	532,400	8,408,353
KAWAI Musical Instruments Manufacturing Co. Ltd.	203,600	3,763,336
Kinugawa Rubber Industrial Co. Ltd.	733,000	4,088,732
Konica Minolta, Inc.	228,400	2,346,678
Kotobuki Spirits Co. Ltd. (d)	79,100	2,759,513
Leopalace21 Corp. (a)	966,500	5,149,440
Meitec Corp.	145,700	5,291,485
Message Co. Ltd.	150,079	3,699,108
Miraca Holdings, Inc.	117,900	5,247,173
Mitani Shoji Co. Ltd.	244,700	6,061,666
Monex Group, Inc.	699,100	1,965,183
Nihon House Holdings Co. Ltd. (d)	1,020,700	4,107,595
Nitori Holdings Co. Ltd.	100,000	7,797,893
Common Stocks - continued
	Shares	Value
Japan - continued
Paramount Bed Holdings Co. Ltd.	195,000	$ 6,254,656
Ricoh Leasing Co. Ltd.	232,900	7,055,445
S Foods, Inc. (d)	318,800	5,541,613
San-Ai Oil Co. Ltd.	589,000	4,498,828
Shinsei Bank Ltd.	2,824,000	5,921,288
Ship Healthcare Holdings, Inc.	202,200	4,897,936
TKC Corp.	336,500	7,931,814
Toshiba Plant Systems & Services Corp.	582,700	6,241,559
Toyo Suisan Kaisha Ltd.	116,900	4,307,506
Tsuruha Holdings, Inc.	104,800	8,302,681
VT Holdings Co. Ltd.	1,047,600	6,478,390
Welcia Holdings Co. Ltd.	77,700	3,829,463
Yamada Consulting Group Co. Ltd.	174,600	5,110,414
TOTAL JAPAN		188,463,800
Korea (South) - 1.8%
BGFretail Co. Ltd.	17,709	2,636,722
DGB Financial Group Co. Ltd.	207,259	1,924,158
Fila Korea Ltd.	38,617	3,382,205
Hy-Lok Corp.	125,792	3,514,512
Nice Information & Telecom, Inc.	77,649	2,920,925
NS Shopping Co. Ltd.	7,760	1,321,912
TOTAL KOREA (SOUTH)		15,700,434
Luxembourg - 0.8%
Grand City Properties SA	347,584	6,941,129
Netherlands - 1.5%
Amsterdam Commodities NV	196,055	4,934,898
BinckBank NV	282,659	2,493,446
IMCD Group BV	142,000	5,312,233
TOTAL NETHERLANDS		12,740,577
New Zealand - 2.0%
EBOS Group Ltd.	1,083,656	10,016,335
Nuplex Industries Ltd.	2,586,561	7,461,346
TOTAL NEW ZEALAND		17,477,681
Norway - 1.9%
ABG Sundal Collier ASA	6,615,910	4,983,296
Ekornes A/S	331,597	3,531,883
Common Stocks - continued
	Shares	Value
Norway - continued
Kongsberg Gruppen ASA	329,633	$ 5,159,760
Spectrum ASA	809,572	2,810,766
TOTAL NORWAY		16,485,705
Portugal - 0.6%
NOS SGPS SA	624,100	5,187,678
Romania - 0.4%
Banca Transilvania SA (a)	5,501,626	3,458,855
Singapore - 2.3%
Boustead Projects Pte Ltd. (a)	618,906	373,131
Boustead Singapore Ltd.	2,099,820	1,435,462
Hour Glass Ltd.	7,926,700	4,133,891
Interplex Holdings Ltd.	6,290,400	3,167,667
Mapletree Industrial (REIT)	2,939,230	3,197,260
OSIM International Ltd.	3,306,600	3,206,109
Wing Tai Holdings Ltd.	3,973,100	4,944,223
TOTAL SINGAPORE		20,457,743
South Africa - 0.8%
Clicks Group Ltd.	977,850	7,143,626
Spain - 0.5%
Hispania Activos Inmobiliarios SA (a)	315,800	4,757,592
Sweden - 0.9%
AddTech AB (B Shares)	198,619	2,824,611
Coor Service Management Holding AB (a)	474,600	1,938,719
Ratos AB (B Shares)	582,000	3,406,078
TOTAL SWEDEN		8,169,408
Switzerland - 3.9%
Allied World Assurance Co. Holdings AG	214,004	7,781,185
Daetwyler Holdings AG	18,222	2,556,924
Pargesa Holding SA	75,506	4,797,184
Vontobel Holdings AG	199,296	9,829,207
VZ Holding AG	30,391	9,469,804
TOTAL SWITZERLAND		34,434,304
Taiwan - 2.0%
King's Town Bank	3,141,000	2,505,834
Sunspring Metal Corp.	3,075,000	4,418,566
Tripod Technology Corp.	2,498,000	3,862,609
Common Stocks - continued
	Shares	Value
Taiwan - continued
Vanguard International Semiconductor Corp.	3,124,000	$ 4,036,710
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,109,000	2,281,879
TOTAL TAIWAN		17,105,598
Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	2,473,600	5,877,746
TISCO Financial Group PCL	2,495,800	2,649,779
TOTAL THAILAND		8,527,525
Turkey - 0.4%
Aygaz A/S	864,000	3,245,112
United Kingdom - 14.5%
Aberdeen Asset Management PLC	715,349	3,823,345
AEW UK REIT PLC (a)	2,258,268	3,516,159
Alliance Pharma PLC	1,734,982	1,430,937
Amec Foster Wheeler PLC	453,315	4,968,684
Ashmore Group PLC (d)	1,036,507	4,314,274
BBA Aviation PLC	2,224,598	6,539,943
Bond International Software PLC	899,666	1,407,729
Brammer PLC (d)	584,028	2,073,027
Brewin Dolphin Holding PLC	881,475	3,668,981
Cineworld Group PLC	695,276	5,916,543
Close Brothers Group PLC	290,880	6,564,878
Countrywide PLC	1,008,607	7,230,139
Diploma PLC	363,251	3,592,321
Elementis PLC	1,017,200	3,678,799
Empiric Student Property PLC	1,607,263	2,713,144
Exova Group Ltd. PLC	887,869	2,035,999
Informa PLC	842,548	7,377,593
ITE Group PLC	1,632,554	3,529,735
James Fisher and Sons PLC	120,505	1,782,468
Luxfer Holdings PLC sponsored ADR	428,009	4,635,337
McColl's Retail Group PLC	1,571,774	3,561,879
Mears Group PLC	1,047,710	6,686,720
Meggitt PLC	519,830	2,833,644
Melrose PLC	796,270	3,267,684
Micro Focus International PLC	476,044	9,217,400
Moneysupermarket.com Group PLC	778,475	4,010,724
Sinclair Pharma PLC (a)	6,551,214	3,963,995
Spectris PLC	189,347	4,865,929
Ultra Electronics Holdings PLC	278,425	7,223,772
TOTAL UNITED KINGDOM		126,431,782
Common Stocks - continued
	Shares	Value
United States of America - 1.2%
Dillard's, Inc. Class A (d)	89,894	$ 8,043,715
Hornbeck Offshore Services, Inc. (a)(d)	152,170	2,055,817
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(e)	27,500	3,207
TOTAL UNITED STATES OF AMERICA		10,102,739
TOTAL COMMON STOCKS (Cost $824,215,309)		824,878,586
Nonconvertible Preferred Stocks - 0.2%

Brazil - 0.2%
Banco ABC Brasil SA (Cost $3,684,071)	998,200	2,200,075
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.18% (b)	45,030,641	45,030,641
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	13,666,537	13,666,537
TOTAL MONEY MARKET FUNDS (Cost $58,697,178)		58,697,178
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $886,596,558)		885,775,839
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(11,784,036)
NET ASSETS - 100%		$ 873,991,803
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,207 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 61,602
Fidelity Securities Lending Cash Central Fund	186,310
Total	$ 247,912
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,245,837	$ 64,736,053	$ 76,509,784	$ -
Consumer Staples	66,734,541	35,070,458	31,664,083	-
Energy	30,551,732	24,617,442	5,934,290	-
Financials	197,971,252	145,172,798	52,798,454	-
Health Care	73,624,858	35,568,209	38,056,649	-
Industrials	167,680,599	118,410,225	49,270,374	-
Information Technology	85,300,783	56,614,904	28,685,878	1
Materials	60,723,947	42,001,206	18,722,740	1
Utilities	3,245,112	3,245,112	-	-
Money Market Funds	58,697,178	58,697,178	-	-
Total Investments in Securities:	$ 885,775,839	$ 584,133,585	$ 301,642,252	$ 2

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $13,124,402) - See accompanying schedule: Unaffiliated issuers (cost $827,899,380)	$ 827,078,661
Fidelity Central Funds (cost $58,697,178)	58,697,178
Total Investments (cost $886,596,558)		$ 885,775,839
Foreign currency held at value (cost $115,306)		115,322
Receivable for investments sold		948,925
Receivable for fund shares sold		837,702
Dividends receivable		2,340,869
Distributions receivable from Fidelity Central Funds		31,829
Prepaid expenses		2,402
Other receivables		19,677
Total assets		890,072,565

Liabilities
Payable for investments purchased	$ 376,272
Payable for fund shares redeemed	907,673
Accrued management fee	738,433
Distribution and service plan fees payable	20,677
Other affiliated payables	222,027
Other payables and accrued expenses	149,143
Collateral on securities loaned, at value	13,666,537
Total liabilities		16,080,762

Net Assets		$ 873,991,803
Net Assets consist of:
Paid in capital		$ 847,993,485
Undistributed net investment income		10,946,744
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,943,085
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(891,511)
Net Assets		$ 873,991,803

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($28,237,702 ÷ 1,244,283 shares)	$ 22.69

Maximum offering price per share (100/94.25 of $22.69)	$ 24.07
Class T:
Net Asset Value and redemption price per share ($12,400,336 ÷ 549,894 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B:
Net Asset Value and offering price per share ($390,361 ÷ 17,567 shares)A	$ 22.22

Class C:
Net Asset Value and offering price per share ($11,358,829 ÷ 517,141 shares)A	$ 21.96

International Small Cap:
Net Asset Value, offering price and redemption price per share ($811,534,198 ÷ 35,197,499 shares)	$ 23.06

Class I:
Net Asset Value, offering price and redemption price per share ($10,070,377 ÷ 433,304 shares)	$ 23.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 24,896,176
Interest		1,298
Income from Fidelity Central Funds		247,912
Income before foreign taxes withheld		25,145,386
Less foreign taxes withheld		(1,896,045)
Total income		23,249,341

Expenses
Management fee
Basic fee	$ 7,137,575
Performance adjustment	971,956
Transfer agent fees	2,147,993
Distribution and service plan fees	233,938
Accounting and security lending fees	403,900
Custodian fees and expenses	150,183
Independent trustees' compensation	3,595
Registration fees	91,083
Audit	156,053
Legal	2,634
Miscellaneous	8,119
Total expenses before reductions	11,307,029
Expense reductions	(56,111)	11,250,918
Net investment income (loss)		11,998,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $109,783)	26,169,495
Foreign currency transactions	(331,089)
Total net realized gain (loss)		25,838,406
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $51,983)	6,843,800
Assets and liabilities in foreign currencies	(19,076)
Total change in net unrealized appreciation (depreciation)		6,824,724
Net gain (loss)		32,663,130
Net increase (decrease) in net assets resulting from operations		$ 44,661,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,998,423	$ 10,368,645
Net realized gain (loss)	25,838,406	226,736,010
Change in net unrealized appreciation (depreciation)	6,824,724	(253,669,311)
Net increase (decrease) in net assets resulting from operations	44,661,553	(16,564,656)
Distributions to shareholders from net investment income	(7,662,528)	(4,012,676)
Distributions to shareholders from net realized gain	(116,906,834)	(26,257,450)
Total distributions	(124,569,362)	(30,270,126)
Share transactions - net increase (decrease)	53,722,708	(201,807,331)
Redemption fees	103,111	276,780
Total increase (decrease) in net assets	(26,081,990)	(248,365,333)

Net Assets
Beginning of period	900,073,793	1,148,439,126
End of period (including undistributed net investment income of $10,946,744 and undistributed net investment income of $7,150,729, respectively)	$ 873,991,803	$ 900,073,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.98	$ 26.34	$ 19.74	$ 18.97	$ 20.42
Income from Investment Operations
Net investment income (loss)C	.27	.17	.06	.06	.10
Net realized and unrealized gain (loss)	1.05	(.89)	6.94	1.09	(.88)
Total from investment operations	1.32	(.72)	7.00	1.15	(.78)
Distributions from net investment income	(.16)	(.05)	(.07)	(.11)	(.02)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.61)	(.65)	(.40)	(.38)	(.68)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.69	$ 24.98	$ 26.34	$ 19.74	$ 18.97
Total ReturnA, B	6.21%	(2.79)%	36.18%	6.28%	(4.00)%
Ratios to Average Net AssetsE, F
Expenses before reductions	1.59%	1.50%	1.61%	1.63%	1.56%
Expenses net of fee waivers, if any	1.58%	1.50%	1.61%	1.63%	1.55%
Expenses net of all reductions	1.58%	1.50%	1.60%	1.60%	1.54%
Net investment income (loss)	1.18%	.65%	.25%	.32%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,238	$ 24,572	$ 24,020	$ 14,125	$ 17,185
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.81	$ 26.17	$ 19.59	$ 18.80	$ 20.23
Income from Investment Operations
Net investment income (loss)C	.21	.10	- G	.01	.05
Net realized and unrealized gain (loss)	1.04	(.87)	6.90	1.08	(.86)
Total from investment operations	1.25	(.77)	6.90	1.09	(.81)
Distributions from net investment income	(.06)	-	-	(.03)	-
Distributions from net realized gain	(3.45)	(.60)	(.32)	(.27)	(.63)
Total distributions	(3.51)	(.60)	(.32)	(.30)	(.63)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.55	$ 24.81	$ 26.17	$ 19.59	$ 18.80
Total ReturnA, B	5.90%	(3.00)%	35.80%	5.97%	(4.18)%
Ratios to Average Net AssetsE, F
Expenses before reductions	1.87%	1.77%	1.87%	1.88%	1.82%
Expenses net of fee waivers, if any	1.86%	1.77%	1.87%	1.88%	1.81%
Expenses net of all reductions	1.86%	1.76%	1.85%	1.85%	1.79%
Net investment income (loss)	.90%	.38%	(.01)%	.07%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,400	$ 12,296	$ 13,530	$ 9,262	$ 13,744
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.51	$ 25.87	$ 19.22	$ 18.38	$ 19.79
Income from Investment Operations
Net investment income (loss)C	.09	(.03)	(.11)	(.08)	(.05)
Net realized and unrealized gain (loss)	1.04	(.87)	6.84	1.07	(.85)
Total from investment operations	1.13	(.90)	6.73	.99	(.90)
Distributions from net realized gain	(3.42)	(.47)	(.08)	(.15)	(.52)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.22	$ 24.51	$ 25.87	$ 19.22	$ 18.38
Total ReturnA, B	5.40%	(3.52)%	35.14%	5.45%	(4.68)%
Ratios to Average Net AssetsE, F
Expenses before reductions	2.36%	2.28%	2.37%	2.38%	2.32%
Expenses net of fee waivers, if any	2.36%	2.28%	2.36%	2.38%	2.30%
Expenses net of all reductions	2.36%	2.27%	2.35%	2.35%	2.29%
Net investment income (loss)	.41%	(.13)%	(.51)%	(.43)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 390	$ 507	$ 795	$ 790	$ 2,067
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.27	$ 25.68	$ 19.18	$ 18.38	$ 19.85
Income from Investment Operations
Net investment income (loss)C	.09	(.02)	(.11)	(.08)	(.04)
Net realized and unrealized gain (loss)	1.02	(.85)	6.79	1.07	(.85)
Total from investment operations	1.11	(.87)	6.68	.99	(.89)
Distributions from net realized gain	(3.42)	(.55)	(.18)	(.19)	(.59)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 21.96	$ 24.27	$ 25.68	$ 19.18	$ 18.38
Total ReturnA, B	5.37%	(3.43)%	35.15%	5.46%	(4.64)%
Ratios to Average Net AssetsE, F
Expenses before reductions	2.36%	2.23%	2.33%	2.38%	2.27%
Expenses net of fee waivers, if any	2.35%	2.22%	2.33%	2.38%	2.26%
Expenses net of all reductions	2.35%	2.22%	2.32%	2.35%	2.24%
Net investment income (loss)	.41%	(.07)%	(.47)%	(.43)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,359	$ 12,576	$ 13,426	$ 6,799	$ 9,545
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.34	$ 26.67	$ 19.99	$ 19.23	$ 20.66
Income from Investment Operations
Net investment income (loss)B	.34	.25	.12	.11	.17
Net realized and unrealized gain (loss)	1.07	(.90)	7.02	1.10	(.89)
Total from investment operations	1.41	(.65)	7.14	1.21	(.72)
Distributions from net investment income	(.24)	(.09)	(.14)	(.18)	(.06)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.69)	(.69)	(.46) G	(.45)	(.72)
Redemption fees added to paid in capitalB	- F	.01	- F	- F	.01
Net asset value, end of period	$ 23.06	$ 25.34	$ 26.67	$ 19.99	$ 19.23
Total ReturnA	6.53%	(2.48)%	36.56%	6.55%	(3.65)%
Ratios to Average Net AssetsD, E
Expenses before reductions	1.31%	1.21%	1.33%	1.35%	1.26%
Expenses net of fee waivers, if any	1.31%	1.20%	1.32%	1.35%	1.25%
Expenses net of all reductions	1.31%	1.20%	1.31%	1.33%	1.23%
Net investment income (loss)	1.45%	.95%	.53%	.59%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 811,534	$ 842,031	$ 1,029,629	$ 692,769	$ 856,692
Portfolio turnover rateC	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.34	$ 26.67	$ 20.00	$ 19.24	$ 20.66
Income from Investment Operations
Net investment income (loss)B	.36	.29	.16	.13	.18
Net realized and unrealized gain (loss)	1.07	(.90)	7.00	1.10	(.89)
Total from investment operations	1.43	(.61)	7.16	1.23	(.71)
Distributions from net investment income	(.08)	(.13)	(.16)	(.20)	(.06)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.53)	(.73)	(.49)	(.47)	(.72)
Redemption fees added to paid in capitalB	- F	.01	- F	- F	.01
Net asset value, end of period	$ 23.24	$ 25.34	$ 26.67	$ 20.00	$ 19.24
Total ReturnA	6.60%	(2.35)%	36.68%	6.65%	(3.62)%
Ratios to Average Net AssetsD, E
Expenses before reductions	1.24%	1.08%	1.20%	1.25%	1.22%
Expenses net of fee waivers, if any	1.23%	1.08%	1.20%	1.25%	1.21%
Expenses net of all reductions	1.23%	1.08%	1.18%	1.22%	1.19%
Net investment income (loss)	1.53%	1.07%	.66%	.70%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,070	$ 8,092	$ 67,038	$ 9,503	$ 15,752
Portfolio turnover rateC	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 102,373,068
Gross unrealized depreciation	(110,741,632)
Net unrealized appreciation (depreciation) on securities	$ (8,368,564)
Tax Cost	$ 894,144,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,328,717
Undistributed long-term capital gain	$ 19,111,574
Net unrealized appreciation (depreciation) on securities and other investments	$ (8,441,972)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 8,729,905	$ 30,270,126
Long-term Capital Gains	115,839,457	-
Total	$ 124,569,362	$ 30,270,126

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $286,769,775 and $355,615,175, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI All Country World ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 63,486	$ 789
Class T	.25%	.25%	59,620	-
Class B	.75%	.25%	4,412	3,318
Class C	.75%	.25%	106,420	13,666
			$ 233,938	$ 17,773

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,223
Class T	3,172
Class BA	74
Class C A	2,729
$ 21,198

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 69,900.27
Class T	36,352.30
Class B	1,323.30
Class C	31,483.30
International Small Cap	1,992,868.25
Class I	16,067.18
	$ 2,147,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $340 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,975.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,210 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% ofthe market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $363,206. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $186,310, including $3,174 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,404 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $41.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,507 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 414
Class T	191
Class B	1
Class C	281
International Small Cap	22,441
Class I	831
$ 24,159

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 155,785	$ 48,210
Class T	27,108	-
International Small Cap	7,454,709	3,601,146
Class I	24,926	363,320
Total	$ 7,662,528	$ 4,012,676
From net realized gain
Class A	$ 3,382,206	$ 564,345
Class T	1,671,017	310,220
Class B	66,002	14,343
Class C	1,697,539	305,689
International Small Cap	109,040,767	23,368,303
Class I	1,049,303	1,694,550
Total	$ 116,906,834	$ 26,257,450

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	432,152	355,842	$ 9,990,970	$ 9,376,508
Reinvestment of distributions	159,613	22,103	3,404,539	571,356
Shares redeemed	(331,016)	(306,489)	(7,450,558)	(8,061,522)
Net increase (decrease)	260,749	71,456	$ 5,944,951	$ 1,886,342
Class T
Shares sold	124,085	115,645	$ 2,869,552	$ 3,022,509
Reinvestment of distributions	77,005	11,686	1,636,354	300,676
Shares redeemed	(146,828)	(148,659)	(3,289,706)	(3,861,942)
Net increase (decrease)	54,262	(21,328)	$ 1,216,200	$ (538,757)
Class B
Shares sold	4,667	3,137	$ 108,058	$ 80,198
Reinvestment of distributions	2,954	538	62,128	13,734
Shares redeemed	(10,732)	(13,726)	(240,945)	(356,690)
Net increase (decrease)	(3,111)	(10,051)	$ (70,759)	$ (262,758)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	196,292	207,733	$ 4,379,607	$ 5,326,341
Reinvestment of distributions	71,584	10,499	1,488,229	265,425
Shares redeemed	(268,981)	(222,725)	(5,818,752)	(5,644,059)
Net increase (decrease)	(1,105)	(4,493)	$ 49,084	$ (52,293)
International Small Cap
Shares sold	7,876,402	7,158,603	$ 184,799,928	$ 190,711,642
Reinvestment of distributions	5,231,399	988,313	113,102,853	25,844,388
Shares redeemed	(11,138,439)	(13,529,838)	(253,855,534)	(360,297,655)
Net increase (decrease)	1,969,362	(5,382,922)	$ 44,047,247	$ (143,741,625)
Class I
Shares sold	256,693	1,844,038	$ 5,987,647	$ 48,462,558
Reinvestment of distributions	46,102	61,170	1,003,648	1,598,368
Shares redeemed	(188,812)	(4,099,284)	(4,455,310)	(109,159,166)
Net increase (decrease)	113,983	(2,194,076)	$ 2,535,985	$ (59,098,240)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008, 2010, or 2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.251	$0.620
Class T	12/07/15	12/04/15	$0.194	$0.620
Class B	12/07/15	12/04/15	$0.060	$0.620
Class C	12/07/15	12/04/15	$0.125	$0.620

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 2015, $19,117,976, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 3% and Class T designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.2425	$0.0515
Class T	12/08/2014	$0.1395	$0.0515
Class B	12/08/2014	$0.0000	$0.0000
Class C	12/08/2014	$0.0000	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2014 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISC-UANN-1215
1.793568.112

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is a class of
Fidelity® International Small Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I †	6.60%	7.90%	6.89%

† Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Samuel Chamovitz: For the year, the fund's share classes (excluding sales charges, if applicable) posted mid-single-digit gains and considerably outdistanced the 1.62% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Stock selection in information technology, financials and consumer staples was especially beneficial to performance versus the benchmark. Geographically, stock picking in Japan, Switzerland, Israel and New Zealand stood out as positives. The top contributor was VZ Holding, a Switzerland-based provider of financial advisory and asset management services. VZ grew its market share on the strength of its asset management products and investor education initiatives. Other contributors included BGF Retail, a South Korean operator of convenience stores employing a franchise model, Israel-based flavors and fragrances maker Frutarom Industries, and Japanese drug-store chain Tsuruha Holdings. Conversely, stock selection in the United Kingdom and Ireland, as well as non-benchmark exposure to the U.S., were negatives. Relative results also were affected by a downward fair-value pricing adjustment of 0.56 percentage points. Our largest relative detractor was BW Offshore, listed on the Oslo Stock Exchange. This firm builds and operates Floating Production Storage and Offloading (FPSO) vessels used in offshore oil production. Another meaningful detractor was Petra Diamonds, a supplier of rough diamonds to the international market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.63%
Actual		$ 1,000.00	$ 955.00	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.92%
Actual		$ 1,000.00	$ 953.90	$ 9.46
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class B	2.42%
Actual		$ 1,000.00	$ 951.60	$ 11.90
HypotheticalA		$ 1,000.00	$ 1,013.01	$ 12.28
Class C	2.41%
Actual		$ 1,000.00	$ 951.50	$ 11.85
HypotheticalA		$ 1,000.00	$ 1,013.06	$ 12.23
International Small Cap	1.37%
Actual		$ 1,000.00	$ 956.80	$ 6.76
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class I	1.28%
Actual		$ 1,000.00	$ 957.20	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.6	94.6
Short-Term Investments and Net Other Assets (Liabilities)	5.4	5.4
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	1.1	1.2
Vontobel Holdings AG (Switzerland, Capital Markets)	1.1	1.2
Frutarom Industries Ltd. (Israel, Chemicals)	1.1	1.1
VZ Holding AG (Switzerland, Capital Markets)	1.1	0.9
Micro Focus International PLC (United Kingdom, Software)	1.1	1.0
United Drug PLC (United Kingdom) (Ireland, Health Care Providers & Services)	1.0	1.2
Regus PLC (Bailiwick of Jersey, Commercial Services & Supplies)	1.0	0.9
Hiscox Ltd. (Bermuda, Insurance)	1.0	0.8
Amer Group PLC (A Shares) (Finland, Leisure Products)	1.0	0.9
JSR Corp. (Japan, Chemicals)	1.0	0.9
	10.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	21.9
Industrials	18.9	17.9
Consumer Discretionary	16.3	17.2
Information Technology	10.0	9.0
Health Care	8.5	8.8
Consumer Staples	7.5	7.0
Materials	6.9	7.9
Energy	3.5	4.3
Utilities	0.4	0.4
Telecommunication Services	0.0	0.2

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Australia - 2.9%
Austal Ltd.	1,589,594	$ 2,562,477
Bradken Ltd. (a)	1,226,491	840,387
Challenger Ltd.	960,083	5,598,467
Charter Hall Group unit	426,508	1,356,865
GUD Holdings Ltd.	726,825	4,145,011
Imdex Ltd. (a)	7,817,399	1,246,756
Life Healthcare Group Ltd.	1,826,612	3,987,804
Nanosonics Ltd. (a)	1,719,782	1,953,007
RCG Corp. Ltd.	2,822,812	2,877,480
SomnoMed Ltd. (a)(d)	584,445	1,110,367
TOTAL AUSTRALIA		25,678,621
Austria - 1.6%
Andritz AG	115,532	5,818,650
IMMOFINANZ Immobilien Anlagen AG (a)	1,461,643	3,748,214
RHI AG	208,140	4,708,085
TOTAL AUSTRIA		14,274,949
Bailiwick of Jersey - 1.4%
Kennedy Wilson Europe Real Estate PLC	193,806	3,573,305
Regus PLC	1,702,000	8,779,246
TOTAL BAILIWICK OF JERSEY		12,352,551
Belgium - 0.9%
Barco NV	55,883	3,672,356
Econocom Group SA (d)	434,901	3,888,082
TOTAL BELGIUM		7,560,438
Bermuda - 1.9%
BW Offshore Ltd.	6,094,227	2,539,037
Hiscox Ltd.	571,855	8,529,206
Petra Diamonds Ltd.	2,544,174	2,927,847
Travelport Worldwide Ltd.	222,200	3,010,810
TOTAL BERMUDA		17,006,900
Brazil - 0.3%
Banco ABC Brasil SA	31,937	69,976
MAHLE Metal Leve SA	349,000	2,118,497
TOTAL BRAZIL		2,188,473
British Virgin Islands - 0.2%
Gem Diamonds Ltd.	967,662	1,476,830
Common Stocks - continued
	Shares	Value
Canada - 4.0%
AutoCanada, Inc. (d)	132,484	$ 3,209,768
Constellation Software, Inc.	4,766	2,059,338
Dorel Industries, Inc. Class B (sub. vtg.)	113,703	2,891,270
Genesis Land Development Corp. (a)	965,422	2,178,032
Jean Coutu Group, Inc. Class A (sub. vtg.)	291,013	4,435,522
Lassonde Industries, Inc. Class A (sub. vtg.)	31,269	3,707,753
McCoy Global, Inc.	1,335,870	3,023,994
Open Text Corp.	132,548	6,143,878
ShawCor Ltd. Class A	114,685	2,433,855
Whitecap Resources, Inc. (d)	563,453	5,002,821
TOTAL CANADA		35,086,231
Cayman Islands - 3.7%
AMVIG Holdings Ltd.	14,266,000	6,536,782
Bonjour Holdings Ltd. (d)	44,460,800	1,745,995
China High Precision Automation Group Ltd. (a)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
Greatview Aseptic Pack Co. Ltd.	5,391,000	2,530,849
Haitian International Holdings Ltd.	1,491,000	2,608,802
Lifestyle International Holdings Ltd.	3,212,500	4,645,766
Pico Far East Holdings Ltd.	18,482,000	4,906,092
SITC International Holdings Co. Ltd.	11,482,000	5,893,585
Value Partners Group Ltd.	3,286,000	3,479,602
TOTAL CAYMAN ISLANDS		32,347,475
Chile - 0.8%
Quinenco SA	2,409,395	4,773,149
Vina San Pedro SA	335,133,168	2,642,103
TOTAL CHILE		7,415,252
Denmark - 1.0%
Jyske Bank A/S (Reg.) (a)	171,303	8,362,651
Finland - 2.4%
Amer Group PLC (A Shares)	301,945	8,473,503
Asiakastieto Group Oyj (a)	181,623	2,800,099
Cramo Oyj (B Shares)	182,510	3,351,642
Olvi PLC (A Shares)	100,438	2,435,349
Tikkurila Oyj	230,646	4,233,083
TOTAL FINLAND		21,293,676
France - 3.3%
ALTEN	108,019	5,606,562
Common Stocks - continued
	Shares	Value
France - continued
Coface SA	319,302	$ 2,585,300
Rexel SA	251,900	3,443,133
The Lisi Group	143,009	3,491,169
The Vicat Group (d)	85,756	5,497,782
Thermador Groupe SA	26,557	2,482,289
Wendel SA	46,435	5,573,444
TOTAL FRANCE		28,679,679
Germany - 3.4%
AURELIUS AG	103,235	4,606,738
CompuGroup Medical AG	199,249	5,871,992
GEA Group AG	72,166	2,893,765
LEG Immobilien AG	27,307	2,178,542
LEONI AG	125,097	5,107,711
mutares AG	113,000	2,218,049
OSRAM Licht AG	88,435	5,203,716
SHW Group	62,339	1,633,230
TOTAL GERMANY		29,713,743
Greece - 0.4%
Metka SA	394,216	3,784,452
Hong Kong - 1.9%
Dah Sing Banking Group Ltd.	2,745,600	5,209,923
Far East Horizon Ltd.	3,735,000	3,106,680
Magnificent Estates Ltd.	105,926,000	3,000,694
Shun Ho Technology Holdings Ltd. (a)	1,650,033	563,312
Techtronic Industries Co. Ltd.	1,264,000	4,620,776
TOTAL HONG KONG		16,501,385
India - 0.6%
Edelweiss Financial Services Ltd.	3,486,519	3,164,299
McLeod Russel India Ltd. (a)	883,018	2,317,244
TOTAL INDIA		5,481,543
Indonesia - 0.5%
PT ACE Hardware Indonesia Tbk	43,202,200	2,103,157
PT Media Nusantara Citra Tbk	16,013,700	2,077,798
TOTAL INDONESIA		4,180,955
Ireland - 1.8%
C&C Group PLC	895,002	3,572,606
Common Stocks - continued
	Shares	Value
Ireland - continued
Mincon Group PLC	4,787,945	$ 3,474,942
United Drug PLC (United Kingdom)	1,222,449	8,955,274
TOTAL IRELAND		16,002,822
Isle of Man - 0.6%
Optimal Payments PLC (a)	1,050,400	4,922,662
Israel - 1.1%
Frutarom Industries Ltd.	225,289	9,735,555
Italy - 1.6%
Banco di Desio e della Brianza SpA	669,139	2,289,868
Cerved Information Solutions SpA	379,661	2,880,710
Danieli & C. Officine Meccaniche SpA	163,567	3,500,201
Recordati SpA	214,361	5,329,676
TOTAL ITALY		14,000,455
Japan - 21.6%
A/S One Corp.	135,700	4,816,903
Aeon Delight Co. Ltd.	187,700	5,407,309
Ain Holdings, Inc.	97,300	4,606,063
Arc Land Sakamoto Co. Ltd.	180,700	3,955,591
Broadleaf Co. Ltd.	394,900	4,523,418
Central Automotive Products Ltd.	203,000	1,477,932
Daiwa Industries Ltd.	495,600	3,278,728
Dexerials Corp. (d)	292,400	3,347,971
Fuji Corp.	147,800	2,784,103
Fukuda Denshi Co. Ltd.	124,800	6,089,695
Funai Soken Holdings, Inc.	158,600	2,433,164
GMO Internet, Inc.	328,900	4,658,251
Iida Group Holdings Co. Ltd.	214,851	4,026,924
JSR Corp.	532,400	8,408,353
KAWAI Musical Instruments Manufacturing Co. Ltd.	203,600	3,763,336
Kinugawa Rubber Industrial Co. Ltd.	733,000	4,088,732
Konica Minolta, Inc.	228,400	2,346,678
Kotobuki Spirits Co. Ltd. (d)	79,100	2,759,513
Leopalace21 Corp. (a)	966,500	5,149,440
Meitec Corp.	145,700	5,291,485
Message Co. Ltd.	150,079	3,699,108
Miraca Holdings, Inc.	117,900	5,247,173
Mitani Shoji Co. Ltd.	244,700	6,061,666
Monex Group, Inc.	699,100	1,965,183
Nihon House Holdings Co. Ltd. (d)	1,020,700	4,107,595
Nitori Holdings Co. Ltd.	100,000	7,797,893
Common Stocks - continued
	Shares	Value
Japan - continued
Paramount Bed Holdings Co. Ltd.	195,000	$ 6,254,656
Ricoh Leasing Co. Ltd.	232,900	7,055,445
S Foods, Inc. (d)	318,800	5,541,613
San-Ai Oil Co. Ltd.	589,000	4,498,828
Shinsei Bank Ltd.	2,824,000	5,921,288
Ship Healthcare Holdings, Inc.	202,200	4,897,936
TKC Corp.	336,500	7,931,814
Toshiba Plant Systems & Services Corp.	582,700	6,241,559
Toyo Suisan Kaisha Ltd.	116,900	4,307,506
Tsuruha Holdings, Inc.	104,800	8,302,681
VT Holdings Co. Ltd.	1,047,600	6,478,390
Welcia Holdings Co. Ltd.	77,700	3,829,463
Yamada Consulting Group Co. Ltd.	174,600	5,110,414
TOTAL JAPAN		188,463,800
Korea (South) - 1.8%
BGFretail Co. Ltd.	17,709	2,636,722
DGB Financial Group Co. Ltd.	207,259	1,924,158
Fila Korea Ltd.	38,617	3,382,205
Hy-Lok Corp.	125,792	3,514,512
Nice Information & Telecom, Inc.	77,649	2,920,925
NS Shopping Co. Ltd.	7,760	1,321,912
TOTAL KOREA (SOUTH)		15,700,434
Luxembourg - 0.8%
Grand City Properties SA	347,584	6,941,129
Netherlands - 1.5%
Amsterdam Commodities NV	196,055	4,934,898
BinckBank NV	282,659	2,493,446
IMCD Group BV	142,000	5,312,233
TOTAL NETHERLANDS		12,740,577
New Zealand - 2.0%
EBOS Group Ltd.	1,083,656	10,016,335
Nuplex Industries Ltd.	2,586,561	7,461,346
TOTAL NEW ZEALAND		17,477,681
Norway - 1.9%
ABG Sundal Collier ASA	6,615,910	4,983,296
Ekornes A/S	331,597	3,531,883
Common Stocks - continued
	Shares	Value
Norway - continued
Kongsberg Gruppen ASA	329,633	$ 5,159,760
Spectrum ASA	809,572	2,810,766
TOTAL NORWAY		16,485,705
Portugal - 0.6%
NOS SGPS SA	624,100	5,187,678
Romania - 0.4%
Banca Transilvania SA (a)	5,501,626	3,458,855
Singapore - 2.3%
Boustead Projects Pte Ltd. (a)	618,906	373,131
Boustead Singapore Ltd.	2,099,820	1,435,462
Hour Glass Ltd.	7,926,700	4,133,891
Interplex Holdings Ltd.	6,290,400	3,167,667
Mapletree Industrial (REIT)	2,939,230	3,197,260
OSIM International Ltd.	3,306,600	3,206,109
Wing Tai Holdings Ltd.	3,973,100	4,944,223
TOTAL SINGAPORE		20,457,743
South Africa - 0.8%
Clicks Group Ltd.	977,850	7,143,626
Spain - 0.5%
Hispania Activos Inmobiliarios SA (a)	315,800	4,757,592
Sweden - 0.9%
AddTech AB (B Shares)	198,619	2,824,611
Coor Service Management Holding AB (a)	474,600	1,938,719
Ratos AB (B Shares)	582,000	3,406,078
TOTAL SWEDEN		8,169,408
Switzerland - 3.9%
Allied World Assurance Co. Holdings AG	214,004	7,781,185
Daetwyler Holdings AG	18,222	2,556,924
Pargesa Holding SA	75,506	4,797,184
Vontobel Holdings AG	199,296	9,829,207
VZ Holding AG	30,391	9,469,804
TOTAL SWITZERLAND		34,434,304
Taiwan - 2.0%
King's Town Bank	3,141,000	2,505,834
Sunspring Metal Corp.	3,075,000	4,418,566
Tripod Technology Corp.	2,498,000	3,862,609
Common Stocks - continued
	Shares	Value
Taiwan - continued
Vanguard International Semiconductor Corp.	3,124,000	$ 4,036,710
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,109,000	2,281,879
TOTAL TAIWAN		17,105,598
Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	2,473,600	5,877,746
TISCO Financial Group PCL	2,495,800	2,649,779
TOTAL THAILAND		8,527,525
Turkey - 0.4%
Aygaz A/S	864,000	3,245,112
United Kingdom - 14.5%
Aberdeen Asset Management PLC	715,349	3,823,345
AEW UK REIT PLC (a)	2,258,268	3,516,159
Alliance Pharma PLC	1,734,982	1,430,937
Amec Foster Wheeler PLC	453,315	4,968,684
Ashmore Group PLC (d)	1,036,507	4,314,274
BBA Aviation PLC	2,224,598	6,539,943
Bond International Software PLC	899,666	1,407,729
Brammer PLC (d)	584,028	2,073,027
Brewin Dolphin Holding PLC	881,475	3,668,981
Cineworld Group PLC	695,276	5,916,543
Close Brothers Group PLC	290,880	6,564,878
Countrywide PLC	1,008,607	7,230,139
Diploma PLC	363,251	3,592,321
Elementis PLC	1,017,200	3,678,799
Empiric Student Property PLC	1,607,263	2,713,144
Exova Group Ltd. PLC	887,869	2,035,999
Informa PLC	842,548	7,377,593
ITE Group PLC	1,632,554	3,529,735
James Fisher and Sons PLC	120,505	1,782,468
Luxfer Holdings PLC sponsored ADR	428,009	4,635,337
McColl's Retail Group PLC	1,571,774	3,561,879
Mears Group PLC	1,047,710	6,686,720
Meggitt PLC	519,830	2,833,644
Melrose PLC	796,270	3,267,684
Micro Focus International PLC	476,044	9,217,400
Moneysupermarket.com Group PLC	778,475	4,010,724
Sinclair Pharma PLC (a)	6,551,214	3,963,995
Spectris PLC	189,347	4,865,929
Ultra Electronics Holdings PLC	278,425	7,223,772
TOTAL UNITED KINGDOM		126,431,782
Common Stocks - continued
	Shares	Value
United States of America - 1.2%
Dillard's, Inc. Class A (d)	89,894	$ 8,043,715
Hornbeck Offshore Services, Inc. (a)(d)	152,170	2,055,817
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(e)	27,500	3,207
TOTAL UNITED STATES OF AMERICA		10,102,739
TOTAL COMMON STOCKS (Cost $824,215,309)		824,878,586
Nonconvertible Preferred Stocks - 0.2%

Brazil - 0.2%
Banco ABC Brasil SA (Cost $3,684,071)	998,200	2,200,075
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.18% (b)	45,030,641	45,030,641
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	13,666,537	13,666,537
TOTAL MONEY MARKET FUNDS (Cost $58,697,178)		58,697,178
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $886,596,558)		885,775,839
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(11,784,036)
NET ASSETS - 100%		$ 873,991,803
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,207 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 61,602
Fidelity Securities Lending Cash Central Fund	186,310
Total	$ 247,912
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 141,245,837	$ 64,736,053	$ 76,509,784	$ -
Consumer Staples	66,734,541	35,070,458	31,664,083	-
Energy	30,551,732	24,617,442	5,934,290	-
Financials	197,971,252	145,172,798	52,798,454	-
Health Care	73,624,858	35,568,209	38,056,649	-
Industrials	167,680,599	118,410,225	49,270,374	-
Information Technology	85,300,783	56,614,904	28,685,878	1
Materials	60,723,947	42,001,206	18,722,740	1
Utilities	3,245,112	3,245,112	-	-
Money Market Funds	58,697,178	58,697,178	-	-
Total Investments in Securities:	$ 885,775,839	$ 584,133,585	$ 301,642,252	$ 2

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $13,124,402) - See accompanying schedule: Unaffiliated issuers (cost $827,899,380)	$ 827,078,661
Fidelity Central Funds (cost $58,697,178)	58,697,178
Total Investments (cost $886,596,558)		$ 885,775,839
Foreign currency held at value (cost $115,306)		115,322
Receivable for investments sold		948,925
Receivable for fund shares sold		837,702
Dividends receivable		2,340,869
Distributions receivable from Fidelity Central Funds		31,829
Prepaid expenses		2,402
Other receivables		19,677
Total assets		890,072,565

Liabilities
Payable for investments purchased	$ 376,272
Payable for fund shares redeemed	907,673
Accrued management fee	738,433
Distribution and service plan fees payable	20,677
Other affiliated payables	222,027
Other payables and accrued expenses	149,143
Collateral on securities loaned, at value	13,666,537
Total liabilities		16,080,762

Net Assets		$ 873,991,803
Net Assets consist of:
Paid in capital		$ 847,993,485
Undistributed net investment income		10,946,744
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,943,085
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(891,511)
Net Assets		$ 873,991,803

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($28,237,702 ÷ 1,244,283 shares)	$ 22.69

Maximum offering price per share (100/94.25 of $22.69)	$ 24.07
Class T:
Net Asset Value and redemption price per share ($12,400,336 ÷ 549,894 shares)	$ 22.55

Maximum offering price per share (100/96.50 of $22.55)	$ 23.37
Class B:
Net Asset Value and offering price per share ($390,361 ÷ 17,567 shares)A	$ 22.22

Class C:
Net Asset Value and offering price per share ($11,358,829 ÷ 517,141 shares)A	$ 21.96

International Small Cap:
Net Asset Value, offering price and redemption price per share ($811,534,198 ÷ 35,197,499 shares)	$ 23.06

Class I:
Net Asset Value, offering price and redemption price per share ($10,070,377 ÷ 433,304 shares)	$ 23.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 24,896,176
Interest		1,298
Income from Fidelity Central Funds		247,912
Income before foreign taxes withheld		25,145,386
Less foreign taxes withheld		(1,896,045)
Total income		23,249,341

Expenses
Management fee
Basic fee	$ 7,137,575
Performance adjustment	971,956
Transfer agent fees	2,147,993
Distribution and service plan fees	233,938
Accounting and security lending fees	403,900
Custodian fees and expenses	150,183
Independent trustees' compensation	3,595
Registration fees	91,083
Audit	156,053
Legal	2,634
Miscellaneous	8,119
Total expenses before reductions	11,307,029
Expense reductions	(56,111)	11,250,918
Net investment income (loss)		11,998,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $109,783)	26,169,495
Foreign currency transactions	(331,089)
Total net realized gain (loss)		25,838,406
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $51,983)	6,843,800
Assets and liabilities in foreign currencies	(19,076)
Total change in net unrealized appreciation (depreciation)		6,824,724
Net gain (loss)		32,663,130
Net increase (decrease) in net assets resulting from operations		$ 44,661,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,998,423	$ 10,368,645
Net realized gain (loss)	25,838,406	226,736,010
Change in net unrealized appreciation (depreciation)	6,824,724	(253,669,311)
Net increase (decrease) in net assets resulting from operations	44,661,553	(16,564,656)
Distributions to shareholders from net investment income	(7,662,528)	(4,012,676)
Distributions to shareholders from net realized gain	(116,906,834)	(26,257,450)
Total distributions	(124,569,362)	(30,270,126)
Share transactions - net increase (decrease)	53,722,708	(201,807,331)
Redemption fees	103,111	276,780
Total increase (decrease) in net assets	(26,081,990)	(248,365,333)

Net Assets
Beginning of period	900,073,793	1,148,439,126
End of period (including undistributed net investment income of $10,946,744 and undistributed net investment income of $7,150,729, respectively)	$ 873,991,803	$ 900,073,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.98	$ 26.34	$ 19.74	$ 18.97	$ 20.42
Income from Investment Operations
Net investment income (loss)C	.27	.17	.06	.06	.10
Net realized and unrealized gain (loss)	1.05	(.89)	6.94	1.09	(.88)
Total from investment operations	1.32	(.72)	7.00	1.15	(.78)
Distributions from net investment income	(.16)	(.05)	(.07)	(.11)	(.02)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.61)	(.65)	(.40)	(.38)	(.68)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.69	$ 24.98	$ 26.34	$ 19.74	$ 18.97
Total ReturnA, B	6.21%	(2.79)%	36.18%	6.28%	(4.00)%
Ratios to Average Net AssetsE, F
Expenses before reductions	1.59%	1.50%	1.61%	1.63%	1.56%
Expenses net of fee waivers, if any	1.58%	1.50%	1.61%	1.63%	1.55%
Expenses net of all reductions	1.58%	1.50%	1.60%	1.60%	1.54%
Net investment income (loss)	1.18%	.65%	.25%	.32%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,238	$ 24,572	$ 24,020	$ 14,125	$ 17,185
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.81	$ 26.17	$ 19.59	$ 18.80	$ 20.23
Income from Investment Operations
Net investment income (loss)C	.21	.10	- G	.01	.05
Net realized and unrealized gain (loss)	1.04	(.87)	6.90	1.08	(.86)
Total from investment operations	1.25	(.77)	6.90	1.09	(.81)
Distributions from net investment income	(.06)	-	-	(.03)	-
Distributions from net realized gain	(3.45)	(.60)	(.32)	(.27)	(.63)
Total distributions	(3.51)	(.60)	(.32)	(.30)	(.63)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.55	$ 24.81	$ 26.17	$ 19.59	$ 18.80
Total ReturnA, B	5.90%	(3.00)%	35.80%	5.97%	(4.18)%
Ratios to Average Net AssetsE, F
Expenses before reductions	1.87%	1.77%	1.87%	1.88%	1.82%
Expenses net of fee waivers, if any	1.86%	1.77%	1.87%	1.88%	1.81%
Expenses net of all reductions	1.86%	1.76%	1.85%	1.85%	1.79%
Net investment income (loss)	.90%	.38%	(.01)%	.07%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,400	$ 12,296	$ 13,530	$ 9,262	$ 13,744
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.51	$ 25.87	$ 19.22	$ 18.38	$ 19.79
Income from Investment Operations
Net investment income (loss)C	.09	(.03)	(.11)	(.08)	(.05)
Net realized and unrealized gain (loss)	1.04	(.87)	6.84	1.07	(.85)
Total from investment operations	1.13	(.90)	6.73	.99	(.90)
Distributions from net realized gain	(3.42)	(.47)	(.08)	(.15)	(.52)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 22.22	$ 24.51	$ 25.87	$ 19.22	$ 18.38
Total ReturnA, B	5.40%	(3.52)%	35.14%	5.45%	(4.68)%
Ratios to Average Net AssetsE, F
Expenses before reductions	2.36%	2.28%	2.37%	2.38%	2.32%
Expenses net of fee waivers, if any	2.36%	2.28%	2.36%	2.38%	2.30%
Expenses net of all reductions	2.36%	2.27%	2.35%	2.35%	2.29%
Net investment income (loss)	.41%	(.13)%	(.51)%	(.43)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 390	$ 507	$ 795	$ 790	$ 2,067
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.27	$ 25.68	$ 19.18	$ 18.38	$ 19.85
Income from Investment Operations
Net investment income (loss)C	.09	(.02)	(.11)	(.08)	(.04)
Net realized and unrealized gain (loss)	1.02	(.85)	6.79	1.07	(.85)
Total from investment operations	1.11	(.87)	6.68	.99	(.89)
Distributions from net realized gain	(3.42)	(.55)	(.18)	(.19)	(.59)
Redemption fees added to paid in capitalC	- G	.01	- G	- G	.01
Net asset value, end of period	$ 21.96	$ 24.27	$ 25.68	$ 19.18	$ 18.38
Total ReturnA, B	5.37%	(3.43)%	35.15%	5.46%	(4.64)%
Ratios to Average Net AssetsE, F
Expenses before reductions	2.36%	2.23%	2.33%	2.38%	2.27%
Expenses net of fee waivers, if any	2.35%	2.22%	2.33%	2.38%	2.26%
Expenses net of all reductions	2.35%	2.22%	2.32%	2.35%	2.24%
Net investment income (loss)	.41%	(.07)%	(.47)%	(.43)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,359	$ 12,576	$ 13,426	$ 6,799	$ 9,545
Portfolio turnover rateD	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.34	$ 26.67	$ 19.99	$ 19.23	$ 20.66
Income from Investment Operations
Net investment income (loss)B	.34	.25	.12	.11	.17
Net realized and unrealized gain (loss)	1.07	(.90)	7.02	1.10	(.89)
Total from investment operations	1.41	(.65)	7.14	1.21	(.72)
Distributions from net investment income	(.24)	(.09)	(.14)	(.18)	(.06)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.69)	(.69)	(.46) G	(.45)	(.72)
Redemption fees added to paid in capitalB	- F	.01	- F	- F	.01
Net asset value, end of period	$ 23.06	$ 25.34	$ 26.67	$ 19.99	$ 19.23
Total ReturnA	6.53%	(2.48)%	36.56%	6.55%	(3.65)%
Ratios to Average Net AssetsD, E
Expenses before reductions	1.31%	1.21%	1.33%	1.35%	1.26%
Expenses net of fee waivers, if any	1.31%	1.20%	1.32%	1.35%	1.25%
Expenses net of all reductions	1.31%	1.20%	1.31%	1.33%	1.23%
Net investment income (loss)	1.45%	.95%	.53%	.59%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 811,534	$ 842,031	$ 1,029,629	$ 692,769	$ 856,692
Portfolio turnover rateC	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity International Small Cap Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.34	$ 26.67	$ 20.00	$ 19.24	$ 20.66
Income from Investment Operations
Net investment income (loss)B	.36	.29	.16	.13	.18
Net realized and unrealized gain (loss)	1.07	(.90)	7.00	1.10	(.89)
Total from investment operations	1.43	(.61)	7.16	1.23	(.71)
Distributions from net investment income	(.08)	(.13)	(.16)	(.20)	(.06)
Distributions from net realized gain	(3.45)	(.60)	(.33)	(.27)	(.66)
Total distributions	(3.53)	(.73)	(.49)	(.47)	(.72)
Redemption fees added to paid in capitalB	- F	.01	- F	- F	.01
Net asset value, end of period	$ 23.24	$ 25.34	$ 26.67	$ 20.00	$ 19.24
Total ReturnA	6.60%	(2.35)%	36.68%	6.65%	(3.62)%
Ratios to Average Net AssetsD, E
Expenses before reductions	1.24%	1.08%	1.20%	1.25%	1.22%
Expenses net of fee waivers, if any	1.23%	1.08%	1.20%	1.25%	1.21%
Expenses net of all reductions	1.23%	1.08%	1.18%	1.22%	1.19%
Net investment income (loss)	1.53%	1.07%	.66%	.70%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,070	$ 8,092	$ 67,038	$ 9,503	$ 15,752
Portfolio turnover rateC	36%	102%	54%	68%	47%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

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3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 102,373,068
Gross unrealized depreciation	(110,741,632)
Net unrealized appreciation (depreciation) on securities	$ (8,368,564)
Tax Cost	$ 894,144,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,328,717
Undistributed long-term capital gain	$ 19,111,574
Net unrealized appreciation (depreciation) on securities and other investments	$ (8,441,972)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 8,729,905	$ 30,270,126
Long-term Capital Gains	115,839,457	-
Total	$ 124,569,362	$ 30,270,126

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $286,769,775 and $355,615,175, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI All Country World ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 63,486	$ 789
Class T	.25%	.25%	59,620	-
Class B	.75%	.25%	4,412	3,318
Class C	.75%	.25%	106,420	13,666
			$ 233,938	$ 17,773

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,223
Class T	3,172
Class BA	74
Class C A	2,729
$ 21,198

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 69,900.27
Class T	36,352.30
Class B	1,323.30
Class C	31,483.30
International Small Cap	1,992,868.25
Class I	16,067.18
	$ 2,147,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $340 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,975.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,210 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% ofthe market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $363,206. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $186,310, including $3,174 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,404 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $41.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,507 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 414
Class T	191
Class B	1
Class C	281
International Small Cap	22,441
Class I	831
$ 24,159

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 155,785	$ 48,210
Class T	27,108	-
International Small Cap	7,454,709	3,601,146
Class I	24,926	363,320
Total	$ 7,662,528	$ 4,012,676
From net realized gain
Class A	$ 3,382,206	$ 564,345
Class T	1,671,017	310,220
Class B	66,002	14,343
Class C	1,697,539	305,689
International Small Cap	109,040,767	23,368,303
Class I	1,049,303	1,694,550
Total	$ 116,906,834	$ 26,257,450

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	432,152	355,842	$ 9,990,970	$ 9,376,508
Reinvestment of distributions	159,613	22,103	3,404,539	571,356
Shares redeemed	(331,016)	(306,489)	(7,450,558)	(8,061,522)
Net increase (decrease)	260,749	71,456	$ 5,944,951	$ 1,886,342
Class T
Shares sold	124,085	115,645	$ 2,869,552	$ 3,022,509
Reinvestment of distributions	77,005	11,686	1,636,354	300,676
Shares redeemed	(146,828)	(148,659)	(3,289,706)	(3,861,942)
Net increase (decrease)	54,262	(21,328)	$ 1,216,200	$ (538,757)
Class B
Shares sold	4,667	3,137	$ 108,058	$ 80,198
Reinvestment of distributions	2,954	538	62,128	13,734
Shares redeemed	(10,732)	(13,726)	(240,945)	(356,690)
Net increase (decrease)	(3,111)	(10,051)	$ (70,759)	$ (262,758)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	196,292	207,733	$ 4,379,607	$ 5,326,341
Reinvestment of distributions	71,584	10,499	1,488,229	265,425
Shares redeemed	(268,981)	(222,725)	(5,818,752)	(5,644,059)
Net increase (decrease)	(1,105)	(4,493)	$ 49,084	$ (52,293)
International Small Cap
Shares sold	7,876,402	7,158,603	$ 184,799,928	$ 190,711,642
Reinvestment of distributions	5,231,399	988,313	113,102,853	25,844,388
Shares redeemed	(11,138,439)	(13,529,838)	(253,855,534)	(360,297,655)
Net increase (decrease)	1,969,362	(5,382,922)	$ 44,047,247	$ (143,741,625)
Class I
Shares sold	256,693	1,844,038	$ 5,987,647	$ 48,462,558
Reinvestment of distributions	46,102	61,170	1,003,648	1,598,368
Shares redeemed	(188,812)	(4,099,284)	(4,455,310)	(109,159,166)
Net increase (decrease)	113,983	(2,194,076)	$ 2,535,985	$ (59,098,240)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008, 2010, or 2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.308	$0.620

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 2015, $19,117,976, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.1655	$0.0515

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2014 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISCI-UANN-1215
1.793572.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Total International Equity
Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity® Total International Equity Fund	-0.51%	4.14%	-0.76%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Manager Alex Zavratsky: For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly but significantly outpaced the benchmark MSCI ACWI (All Country World Index) ex USA Index. Among sectors, performance versus the benchmark was helped by a substantial underweighting in the struggling energy sector. Security selection in financials, information technology and materials also were notable positives. In country terms, stock picking in various European countries added value, whereas an underweighting in Japan was a modest negative. A fair-value pricing adjustment detracted by 0.59 percentage points. Visa and Mastercard, two U.S.-based payment processors listed within the software & services industry, contributed, as did BGF Retail, a South Korean convenience-store retailer. The fund's underweighting and eventual sale of U.K.-based oil giant and index component Royal Dutch Shell further added value. In contrast, relative detractors included Sands China and Wynn Macau, which encountered significant business challenges. We sold both names in the first half of the period. Also hampering results was Turkey-based Coca-Cola Icecek Sanayi, which owns the Coca-Cola bottling franchise in various emerging markets. Anticipating a worse outlook for the company, we sold the fund's investment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$ 1,000.00	$ 942.00	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 939.80	$ 8.31
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 938.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 938.40	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.06%
Actual		$ 1,000.00	$ 943.30	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class I	1.16%
Actual		$ 1,000.00	$ 943.00	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United Kingdom	15.7%
Japan	14.0%
United States of America*	10.2%
Switzerland	8.4%
France	6.6%
Germany	3.8%
Sweden	2.9%
Australia	2.7%
India	2.6%
Other	33.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* *Includes Short-Term Investments and Net Other Assets (Liabilities).*

As of April 30, 2015

United Kingdom	15.2%
Japan	14.2%
United States of America*	10.3%
Switzerland	8.0%
France	6.2%
Germany	4.1%
Australia	3.1%
South Africa	3.0%
Sweden	2.6%
Other	33.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* *Includes Short-Term Investments and Net Other Assets (Liabilities).*

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.3	2.1
Nestle SA (Switzerland, Food Products)	2.1	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.3	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.2	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.1	1.0
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.1	0.9
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.0	0.8
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.0	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0	1.1
	13.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.5
Consumer Discretionary	16.1	15.3
Health Care	14.7	13.6
Consumer Staples	11.4	9.9
Information Technology	11.3	11.2
Industrials	11.1	11.8
Materials	4.9	5.7
Energy	2.9	3.4
Telecommunication Services	2.7	3.4
Utilities	1.9	1.3

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 2.7%
Amcor Ltd.	31,976	$ 308,850
Ansell Ltd.	36,338	517,089
CSL Ltd.	41,325	2,746,885
DuluxGroup Ltd.	21,387	89,416
Imdex Ltd. (a)	84,227	13,433
Macquarie Group Ltd.	11,325	685,716
RCG Corp. Ltd.	97,518	99,407
Sydney Airport unit	250,875	1,146,526
Telstra Corp. Ltd.	73,830	282,890
TFS Corp. Ltd.	55,935	69,823
Transurban Group unit	177,778	1,317,343
Westpac Banking Corp.	81,623	1,818,073
TOTAL AUSTRALIA		9,095,451
Austria - 0.4%
Andritz AG	23,972	1,207,325
Zumtobel AG	2,900	66,012
TOTAL AUSTRIA		1,273,337
Bailiwick of Jersey - 1.1%
Integrated Diagnostics Holdings PLC (a)	71,300	392,863
Shire PLC	30,080	2,277,985
Wolseley PLC	18,076	1,061,266
TOTAL BAILIWICK OF JERSEY		3,732,114
Belgium - 1.9%
Anheuser-Busch InBev SA NV	33,671	4,017,779
Gimv NV	1,019	47,881
KBC Ancora	4,781	189,898
KBC Groep NV	33,317	2,029,692
TOTAL BELGIUM		6,285,250
Bermuda - 0.5%
China Gas Holdings Ltd.	248,000	394,696
China Resource Gas Group Ltd.	124,000	340,138
Credicorp Ltd. (United States)	4,600	520,628
PAX Global Technology Ltd.	303,000	396,221
Petra Diamonds Ltd.	21,800	25,088
Vostok New Ventures Ltd. SDR (a)	9,260	59,070
TOTAL BERMUDA		1,735,841
Brazil - 1.2%
BB Seguridade Participacoes SA	64,000	441,431
Common Stocks - continued
	Shares	Value
Brazil - continued
Brasil Foods SA	36,900	$ 575,045
Cetip SA - Mercados Organizado	40,100	354,568
Cielo SA	51,480	488,697
FPC Par Corretora de Seguros	25,500	71,345
Kroton Educacional SA	178,800	457,136
Qualicorp SA	99,500	417,964
Smiles SA	40,400	315,318
Ultrapar Participacoes SA	25,700	446,487
Weg SA	94,900	354,348
TOTAL BRAZIL		3,922,339
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	14,373	21,936
Mail.Ru Group Ltd. GDR (Reg. S) (a)	18,700	364,650
TOTAL BRITISH VIRGIN ISLANDS		386,586
Canada - 0.5%
Cara Operations Ltd.	3,700	100,338
Imperial Oil Ltd.	17,900	595,617
McCoy Global, Inc.	15,800	35,766
New Look Vision Group, Inc.	2,600	59,651
Pason Systems, Inc.	37,100	545,889
Potash Corp. of Saskatchewan, Inc.	20,100	407,042
ShawCor Ltd. Class A	1,400	29,711
TOTAL CANADA		1,774,014
Cayman Islands - 2.1%
58.com, Inc. ADR (a)	8,200	430,418
Alibaba Group Holding Ltd. sponsored ADR (a)	16,100	1,349,663
ENN Energy Holdings Ltd.	78,000	446,834
Fu Shou Yuan International Group Ltd.	494,000	336,826
Hengan International Group Co. Ltd.	48,500	523,724
Shenzhou International Group Holdings Ltd.	79,000	389,310
Sino Biopharmaceutical Ltd.	340,000	422,518
TAL Education Group ADR (a)	10,100	388,345
Tencent Holdings Ltd.	127,600	2,405,181
Value Partners Group Ltd.	48,000	50,828
Vipshop Holdings Ltd. ADR (a)	18,400	377,568
TOTAL CAYMAN ISLANDS		7,121,215
China - 1.8%
Beijing Capital International Airport Co. Ltd. (H Shares)	378,000	404,592
China Life Insurance Co. Ltd. (H Shares)	121,000	436,336
Common Stocks - continued
	Shares	Value
China - continued
China Pacific Insurance (Group) Co. Ltd. (H Shares)	159,400	$ 634,953
Fuyao Glass Industries Group Co. Ltd. (a)	146,400	312,977
Inner Mongoli Yili Industries Co. Ltd.	138,900	349,387
Jiangsu Hengrui Medicine Co. Ltd.	47,430	393,525
Kweichow Moutai Co. Ltd.	11,840	399,763
PICC Property & Casualty Co. Ltd. (H Shares)	233,340	529,465
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	182,500	1,024,418
Shanghai International Airport Co. Ltd.	81,800	390,218
Weifu High-Technology Co. Ltd. (B Shares)	108,467	276,545
Zhengzhou Yutong Bus Co. Ltd.	109,150	375,945
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	62,000	401,353
TOTAL CHINA		5,929,477
Denmark - 1.4%
Jyske Bank A/S (Reg.) (a)	20,654	1,008,285
Novo Nordisk A/S Series B sponsored ADR	62,760	3,337,577
Spar Nord Bank A/S	12,631	121,052
Topdanmark A/S (a)	12,300	327,304
TOTAL DENMARK		4,794,218
Egypt - 0.1%
Commercial International Bank SAE sponsored GDR	72,000	421,200
Finland - 0.6%
Sampo Oyj (A Shares)	29,153	1,425,944
Tikkurila Oyj	21,880	401,567
TOTAL FINLAND		1,827,511
France - 6.6%
Atos Origin SA	14,974	1,194,620
AXA SA	69,506	1,854,984
Capgemini SA	16,802	1,497,136
Havas SA	85,186	739,094
Laurent-Perrier Group SA	759	65,761
LVMH Moet Hennessy - Louis Vuitton SA	1,925	358,376
Orange SA	71,800	1,265,955
Renault SA	6,811	642,093
Safran SA	20,714	1,573,312
Sanofi SA	30,785	3,105,463
Societe Generale Series A	28,000	1,300,410
Total SA (d)	80,020	3,869,674
Unibail-Rodamco	5,100	1,425,047
Vetoquinol SA	1,500	62,927
Common Stocks - continued
	Shares	Value
France - continued
VINCI SA	24,800	$ 1,673,914
Virbac SA	730	145,578
Vivendi SA	60,352	1,451,877
TOTAL FRANCE		22,226,221
Germany - 3.5%
alstria office REIT-AG	4,700	65,612
Axel Springer Verlag AG	9,300	522,996
BASF AG	25,907	2,122,401
Bayer AG	23,512	3,137,501
CompuGroup Medical AG	6,146	181,126
Continental AG	2,483	597,145
CTS Eventim AG	8,680	339,848
Fielmann AG	2,358	165,302
Fresenius SE & Co. KGaA	19,200	1,410,862
GEA Group AG	6,958	279,007
Linde AG	10,749	1,864,627
SAP AG	7,272	573,289
Wirecard AG	7,400	382,499
TOTAL GERMANY		11,642,215
Greece - 0.0%
Titan Cement Co. SA (Reg.)	3,144	68,973
Hong Kong - 1.3%
AIA Group Ltd.	440,600	2,583,384
CSPC Pharmaceutical Group Ltd.	414,000	385,453
Guangdong Investment Ltd.	272,000	382,530
Power Assets Holdings Ltd.	52,500	522,187
Techtronic Industries Co. Ltd.	98,000	358,256
TOTAL HONG KONG		4,231,810
India - 2.6%
Adani Ports & Special Economic Zone (a)	85,692	386,907
Amara Raja Batteries Ltd. (a)	23,398	322,574
Asian Paints India Ltd.	31,860	403,764
Axis Bank Ltd. (a)	43,505	315,084
Bharti Infratel Ltd. (a)	63,942	379,772
Colgate-Palmolive (India)	21,164	308,526
Exide Industries Ltd. (a)	132,621	302,551
HCL Technologies Ltd.	40,668	541,301
HDFC Bank Ltd. (a)	20,325	407,652
Housing Development Finance Corp. Ltd.	97,642	1,870,341
Common Stocks - continued
	Shares	Value
India - continued
IndusInd Bank Ltd.	23,714	$ 329,947
Jyothy Laboratories Ltd.	20,417	95,766
LIC Housing Finance Ltd. (a)	49,289	359,884
Lupin Ltd.	15,199	447,510
Maruti Suzuki India Ltd. (a)	4,873	331,429
Sun Pharmaceutical Industries Ltd. (a)	45,647	620,302
Tata Consultancy Services Ltd.	19,367	737,882
Titan Co. Ltd. (a)	64,860	351,863
Zee Entertainment Enterprises Ltd.	59,051	368,008
TOTAL INDIA		8,881,063
Indonesia - 0.9%
PT ACE Hardware Indonesia Tbk	7,719,100	375,779
PT Bank Central Asia Tbk	641,500	602,643
PT Bank Rakyat Indonesia Tbk	732,100	560,317
PT Matahari Department Store Tbk	325,700	392,139
PT Media Nusantara Citra Tbk	2,620,000	339,948
PT Surya Citra Media Tbk	1,657,100	352,389
PT Tower Bersama Infrastructure Tbk (a)	719,600	374,775
TOTAL INDONESIA		2,997,990
Ireland - 1.6%
Allergan PLC (a)	3,100	956,257
CRH PLC sponsored ADR	55,829	1,527,481
Dalata Hotel Group PLC (a)	9,900	49,207
FBD Holdings PLC	5,372	41,056
James Hardie Industries PLC:
CDI	15,656	202,668
sponsored ADR	132,225	1,738,759
Medtronic PLC	10,100	746,592
TOTAL IRELAND		5,262,020
Isle of Man - 0.1%
Playtech Ltd.	35,552	469,148
Israel - 0.9%
Azrieli Group	11,596	454,351
Check Point Software Technologies Ltd. (a)	4,100	348,254
Ituran Location & Control Ltd.	1,661	33,884
Sarine Technologies Ltd.	30,200	33,568
Strauss Group Ltd. (a)	6,659	95,398
Teva Pharmaceutical Industries Ltd. sponsored ADR	34,109	2,018,912
TOTAL ISRAEL		2,984,367
Common Stocks - continued
	Shares	Value
Italy - 1.1%
Azimut Holding SpA	22,414	$ 539,535
Banco di Desio e della Brianza SpA	19,000	65,020
Beni Stabili SpA SIIQ	255,326	210,296
Interpump Group SpA	53,691	791,154
Intesa Sanpaolo SpA	273,300	952,093
Mediaset SpA	120,600	612,694
Telecom Italia SpA (a)	361,000	503,625
TOTAL ITALY		3,674,417
Japan - 14.0%
Aoki Super Co. Ltd.	6,000	63,459
Artnature, Inc.	12,000	115,385
Asahi Co. Ltd.	7,500	73,666
Asia Securities Printing Co. Ltd.	11,000	81,075
Astellas Pharma, Inc.	241,900	3,511,053
Autobacs Seven Co. Ltd.	5,300	92,939
Azbil Corp.	7,500	189,219
Broadleaf Co. Ltd.	2,800	32,073
Coca-Cola Central Japan Co. Ltd.	27,200	382,279
Daiichikosho Co. Ltd.	3,100	103,391
Daikokutenbussan Co. Ltd.	5,000	171,761
DENSO Corp.	56,500	2,634,182
Dentsu, Inc.	21,800	1,225,555
East Japan Railway Co.	23,900	2,272,307
Fast Retailing Co. Ltd.	2,600	949,734
GCA Savvian Group Corp.	6,400	75,145
Glory Ltd.	4,900	123,967
Goldcrest Co. Ltd.	7,460	139,580
Hoya Corp.	61,000	2,517,273
Itochu Corp.	79,000	988,526
Iwatsuka Confectionary Co. Ltd.	800	41,351
Japan Digital Laboratory Co.	5,700	72,884
Japan Tobacco, Inc.	73,900	2,557,811
KDDI Corp.	50,500	1,222,016
Keyence Corp.	2,921	1,520,697
Kobayashi Pharmaceutical Co. Ltd.	2,000	155,057
Koshidaka Holdings Co. Ltd.	4,000	72,412
Lasertec Corp.	6,200	67,661
Makita Corp.	12,900	706,828
Medikit Co. Ltd.	2,100	62,618
Meiko Network Japan Co. Ltd.	2,700	32,055
Miraial Co. Ltd.	2,400	23,282
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi UFJ Financial Group, Inc.	372,800	$ 2,411,097
Mitsui Fudosan Co. Ltd.	55,000	1,496,751
Nagaileben Co. Ltd.	8,100	138,063
ND Software Co. Ltd.	6,000	69,259
Nihon Parkerizing Co. Ltd.	18,500	164,562
Nintendo Co. Ltd.	3,900	623,480
Nippon Prologis REIT, Inc.	253	444,921
Nippon Seiki Co. Ltd.	2,000	41,912
Nippon Telegraph & Telephone Corp.	43,400	1,591,105
NS Tool Co. Ltd.	3,800	65,977
OBIC Co. Ltd.	19,800	1,044,984
Olympus Corp.	23,900	806,179
ORIX Corp.	72,100	1,052,933
OSG Corp.	26,500	498,470
Paramount Bed Holdings Co. Ltd.	3,200	102,641
San-Ai Oil Co. Ltd.	11,000	84,019
Seven & i Holdings Co. Ltd.	23,200	1,053,856
Seven Bank Ltd.	464,800	2,117,887
Shinsei Bank Ltd.	386,000	809,354
SHO-BOND Holdings Co. Ltd.	22,100	877,702
Shoei Co. Ltd.	5,800	100,171
SK Kaken Co. Ltd.	1,000	97,395
Software Service, Inc.	1,600	60,309
Sony Corp.	29,700	844,235
Sony Financial Holdings, Inc.	47,800	856,700
Sumitomo Mitsui Financial Group, Inc.	45,700	1,823,141
Techno Medica Co. Ltd.	1,800	41,100
The Monogatari Corp.	1,500	63,769
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	74,067
TKC Corp.	4,000	94,286
Tocalo Co. Ltd.	2,800	56,205
Toyota Motor Corp.	46,600	2,854,923
Tsutsumi Jewelry Co. Ltd.	2,100	41,738
USS Co. Ltd.	122,900	2,169,662
Workman Co. Ltd.	1,900	117,092
Yamada Consulting Group Co. Ltd.	2,000	58,539
Yamato Kogyo Co. Ltd.	3,000	79,911
TOTAL JAPAN		47,205,636
Kenya - 0.2%
Safaricom Ltd.	4,194,300	589,791
Common Stocks - continued
	Shares	Value
Korea (South) - 2.3%
AMOREPACIFIC Corp.	1,794	$ 593,145
BGFretail Co. Ltd.	4,899	729,420
Coway Co. Ltd.	5,899	440,189
KEPCO Plant Service & Engineering Co. Ltd.	3,867	352,232
Leeno Industrial, Inc.	1,159	44,410
LG Chemical Ltd.	2,282	608,589
LG Household & Health Care Ltd.	639	529,996
NAVER Corp.	2,349	1,234,399
Samsung Electronics Co. Ltd.	2,749	3,303,317
TOTAL KOREA (SOUTH)		7,835,697
Luxembourg - 0.4%
Eurofins Scientific SA	1,000	362,060
RTL Group SA	7,027	607,361
Samsonite International SA	112,800	333,125
TOTAL LUXEMBOURG		1,302,546
Mexico - 1.7%
Banregio Grupo Financiero S.A.B. de CV	53,600	289,161
Consorcio ARA S.A.B. de CV (a)	249,855	93,632
Fomento Economico Mexicano S.A.B. de CV: unit	66,500	656,916
sponsored ADR	6,633	657,264
Gruma S.A.B. de CV Series B	26,500	408,944
Grupo Aeroportuario del Pacifico SA de CV Series B	43,100	388,187
Grupo Aeroportuario del Sureste SA de CV Series B	25,935	401,669
Grupo Aeroportuario Norte S.A.B. de CV	66,700	343,074
Grupo Financiero Banorte S.A.B. de CV Series O	118,900	640,288
Grupo GICSA SA de CV (a)	333,500	325,064
Infraestructura Energetica Nova S.A.B. de CV	67,300	324,525
Megacable Holdings S.A.B. de CV unit	96,000	365,860
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	33,700	422,551
Tenedora Nemak SA de CV (a)	275,600	398,605
TOTAL MEXICO		5,715,740
Netherlands - 2.0%
Aalberts Industries NV	7,600	247,085
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	58,600	319,201
Heijmans NV (Certificaten Van Aandelen) (a)	5,881	49,473
ING Groep NV (Certificaten Van Aandelen)	198,723	2,892,188
Koninklijke KPN NV	141,019	516,722
Common Stocks - continued
	Shares	Value
Netherlands - continued
Mylan N.V.	8,700	$ 383,583
PostNL NV (a)	74,300	306,880
RELX NV	108,169	1,849,642
VastNed Retail NV	4,790	233,079
TOTAL NETHERLANDS		6,797,853
Norway - 0.0%
Kongsberg Gruppen ASA	4,100	64,177
Philippines - 0.9%
Ayala Corp.	23,490	391,201
GT Capital Holdings, Inc.	12,765	358,216
International Container Terminal Services, Inc.	214,290	377,807
Jollibee Food Corp.	100,120	440,038
Robinsons Land Corp.	541,800	354,176
SM Investments Corp.	20,660	385,704
SM Prime Holdings, Inc.	874,700	402,756
Universal Robina Corp.	93,880	402,271
TOTAL PHILIPPINES		3,112,169
Russia - 0.2%
Magnit OJSC (a)	3,230	563,451
Singapore - 0.1%
UOL Group Ltd.	82,092	383,104
South Africa - 2.1%
Alexander Forbes Group Holding	72,146	45,459
Aspen Pharmacare Holdings Ltd.	21,100	473,885
Bidvest Group Ltd.	18,532	474,046
Clicks Group Ltd.	60,379	441,095
Discovery Ltd.	38,167	408,174
FirstRand Ltd.	159,700	586,109
Mr Price Group Ltd.	26,300	403,841
Naspers Ltd. Class N	17,900	2,621,815
Sanlam Ltd.	111,700	504,630
Steinhoff International Holdings Ltd.	96,300	589,463
Woolworths Holdings Ltd.	62,400	462,262
TOTAL SOUTH AFRICA		7,010,779
Spain - 2.6%
Amadeus IT Holding SA Class A	37,700	1,606,866
Hispania Activos Inmobiliarios SA (a)	38,400	578,504
Iberdrola SA	263,720	1,884,128
Inditex SA	85,664	3,212,705
Common Stocks - continued
	Shares	Value
Spain - continued
Mediaset Espana Comunicacion SA	52,300	$ 635,792
Merlin Properties Socimi SA	36,100	462,871
Prosegur Compania de Seguridad SA (Reg.)	92,476	411,849
TOTAL SPAIN		8,792,715
Sweden - 2.9%
ASSA ABLOY AB (B Shares)	118,500	2,357,330
Atlas Copco AB (A Shares) (d)	40,659	1,061,263
Fagerhult AB	50,855	869,057
H&M Hennes & Mauritz AB (B Shares)	32,638	1,269,450
Intrum Justitia AB	23,463	843,109
Nordea Bank AB	130,467	1,443,092
Sandvik AB	57,900	541,486
Svenska Handelsbanken AB (A Shares)	107,845	1,464,695
TOTAL SWEDEN		9,849,482
Switzerland - 8.4%
Compagnie Financiere Richemont SA Series A	4,136	354,652
Credit Suisse Group AG (e)(f)	66,373	1,527,630
Nestle SA	92,983	7,101,483
Novartis AG	86,316	7,819,260
Roche Holding AG (participation certificate)	16,701	4,534,303
Schindler Holding AG:
(participation certificate)	6,011	976,647
(Reg.)	2,251	366,190
Sika AG (Bearer)	90	295,372
Syngenta AG (Switzerland)	2,018	677,988
Tecan Group AG	600	81,825
UBS Group AG	144,815	2,900,644
Zurich Insurance Group AG	5,815	1,534,579
TOTAL SWITZERLAND		28,170,573
Taiwan - 1.8%
Addcn Technology Co. Ltd.	6,500	63,168
Advantech Co. Ltd.	52,000	374,003
Catcher Technology Co. Ltd.	46,000	453,411
ECLAT Textile Co. Ltd.	26,000	383,613
Giant Manufacturing Co. Ltd.	46,000	347,852
Largan Precision Co. Ltd.	6,870	536,438
Merida Industry Co. Ltd.	62,500	366,741
Taiwan Semiconductor Manufacturing Co. Ltd.	853,035	3,594,241
TOTAL TAIWAN		6,119,467
Common Stocks - continued
	Shares	Value
Thailand - 0.3%
Airports of Thailand PCL (For. Reg.)	51,200	$ 427,983
Bangkok Dusit Medical Services PCL (For. Reg.)	627,000	334,320
Thai Beverage PCL	666,200	320,355
TOTAL THAILAND		1,082,658
Turkey - 0.5%
Koc Holding A/S	91,000	410,990
TAV Havalimanlari Holding A/S	49,000	384,887
Tofas Turk Otomobil Fabrikasi A/S	49,916	329,589
Tupras Turkiye Petrol Rafinelleri A/S (a)	15,000	396,172
TOTAL TURKEY		1,521,638
United Arab Emirates - 0.2%
DP World Ltd.	19,778	399,713
First Gulf Bank PJSC	103,339	347,464
TOTAL UNITED ARAB EMIRATES		747,177
United Kingdom - 15.7%
AA PLC	19,973	85,259
Al Noor Hospitals Group PLC	1,200	21,755
Associated British Foods PLC	26,500	1,411,450
AstraZeneca PLC (United Kingdom)	33,388	2,127,903
Aviva PLC	183,905	1,374,428
Babcock International Group PLC	57,323	851,878
BAE Systems PLC	291,421	1,971,315
Barclays PLC	484,356	1,725,655
Bellway PLC	6,328	253,246
Berendsen PLC	61,555	972,655
BG Group PLC	48,500	766,229
BP PLC sponsored ADR	68,828	2,457,160
Britvic PLC	13,817	148,889
Bunzl PLC	43,632	1,250,421
Compass Group PLC	76,607	1,316,944
Dechra Pharmaceuticals PLC	9,100	136,007
Derwent London PLC	1,600	95,703
DP Poland PLC (a)	200,000	69,757
Elementis PLC	39,508	142,884
Great Portland Estates PLC	13,972	191,592
H&T Group PLC	10,000	30,215
Hilton Food Group PLC	5,400	38,710
Howden Joinery Group PLC	22,200	158,660
HSBC Holdings PLC sponsored ADR	58,966	2,303,802
Imperial Tobacco Group PLC	40,224	2,169,706
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Informa PLC	217,724	$ 1,906,454
InterContinental Hotel Group PLC	8,700	347,647
InterContinental Hotel Group PLC ADR	67,196	2,679,776
ITE Group PLC	29,900	64,647
ITV PLC	398,719	1,551,415
Johnson Matthey PLC	16,090	641,192
JUST EAT Ltd. (a)	14,240	93,517
Liberty Global PLC LiLAC:
Class A (a)	13,900	618,828
Class A (a)	4,450	171,859
Lloyds Banking Group PLC	2,410,900	2,736,401
Meggitt PLC	60,187	328,085
Micro Focus International PLC	34,100	660,261
Mondi PLC	18,300	424,298
National Grid PLC	119,880	1,707,677
NMC Health PLC	24,000	281,928
Prudential PLC	130,848	3,056,151
Reckitt Benckiser Group PLC	35,751	3,488,959
Rightmove PLC	7,500	443,865
Rio Tinto PLC	55,584	2,025,774
Rolls-Royce Group PLC	43,252	457,369
SABMiller PLC	39,863	2,455,039
Shaftesbury PLC	41,837	606,584
Spectris PLC	7,170	184,258
Spirax-Sarco Engineering PLC	6,199	290,609
Taylor Wimpey PLC	29,400	89,740
Ted Baker PLC	3,375	157,492
Topps Tiles PLC	29,400	65,945
Ultra Electronics Holdings PLC	5,901	153,102
Unite Group PLC	67,977	696,876
Vodafone Group PLC sponsored ADR	66,926	2,206,550
TOTAL UNITED KINGDOM		52,664,521
United States of America - 9.2%
A.O. Smith Corp.	4,900	376,418
Alphabet, Inc.:
Class A (a)	2,180	1,607,510
Class C	542	385,259
Altria Group, Inc.	13,200	798,204
ANSYS, Inc. (a)	500	47,655
Apple, Inc.	3,300	394,350
Autoliv, Inc.	13,854	1,679,659
Common Stocks - continued
	Shares	Value
United States of America - continued
Berkshire Hathaway, Inc. Class B (a)	8,216	$ 1,117,540
BorgWarner, Inc.	17,694	757,657
Broadridge Financial Solutions, Inc.	1,340	79,837
Chevron Corp.	7,400	672,512
China Biologic Products, Inc. (a)	10,700	1,219,158
Cognizant Technology Solutions Corp. Class A (a)	5,100	347,361
Constellation Brands, Inc. Class A (sub. vtg.)	9,100	1,226,680
Domino's Pizza, Inc.	4,000	426,680
Ecolab, Inc.	3,000	361,050
Edgewell Personal Care Co. (a)	5,600	474,376
Facebook, Inc. Class A (a)	3,100	316,107
International Flavors & Fragrances, Inc.	3,000	348,180
Kennedy-Wilson Holdings, Inc.	7,473	183,238
Martin Marietta Materials, Inc.	4,870	755,581
MasterCard, Inc. Class A	27,690	2,741,033
McGraw Hill Financial, Inc.	19,500	1,806,480
MercadoLibre, Inc. (d)	3,600	354,132
Mettler-Toledo International, Inc. (a)	1,220	379,408
Mohawk Industries, Inc. (a)	8,715	1,703,783
Moody's Corp.	9,200	884,672
NIKE, Inc. Class B	2,500	327,575
Philip Morris International, Inc.	17,300	1,529,320
PPG Industries, Inc.	3,500	364,910
PriceSmart, Inc.	8,685	746,736
ResMed, Inc.	11,220	646,384
ResMed, Inc. CDI	83,728	475,587
Sherwin-Williams Co.	2,700	720,441
SS&C Technologies Holdings, Inc.	21,954	1,627,889
Visa, Inc. Class A	39,424	3,058,514
TOTAL UNITED STATES OF AMERICA		30,941,876
TOTAL COMMON STOCKS (Cost $282,399,968)		331,207,827
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.2%
Ambev SA sponsored ADR	157,100	765,077
Nonconvertible Preferred Stocks - continued
	Shares	Value
Germany - 0.3%
Sartorius AG (non-vtg.)	1,150	$ 260,254
Volkswagen AG	4,790	574,968
TOTAL GERMANY		835,222
United Kingdom - 0.0%
Rolls-Royce Group PLC	4,009,460	6,181
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,079,611)		1,606,480
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.18% (b)	4,847,966	4,847,966
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,178,838	1,178,838
TOTAL MONEY MARKET FUNDS (Cost $6,026,804)		6,026,804
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $290,506,383)		338,841,111
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(2,647,738)
NET ASSETS - 100%		$ 336,193,373
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,527,630 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 1,573,804
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,824
Fidelity Securities Lending Cash Central Fund	66,496
Total	$ 73,320
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,054,675	$ 32,872,185	$ 21,182,490	$ -
Consumer Staples	38,629,594	17,080,622	21,548,972	-
Energy	9,899,236	5,179,314	4,719,922	-
Financials	72,564,874	29,512,803	43,052,071	-
Health Care	50,571,004	15,643,544	34,927,460	-
Industrials	37,121,641	17,589,943	19,531,698	-
Information Technology	37,989,345	26,072,664	11,916,681	-
Materials	17,048,022	10,717,970	6,330,052	-
Telecommunication Services	8,933,201	2,796,341	6,136,860	-
Utilities	6,002,715	2,208,653	3,794,062	-
Money Market Funds	6,026,804	6,026,804	-	-
Total Investments in Securities:	$ 338,841,111	$ 165,700,843	$ 173,140,268	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,750,246
Level 2 to Level 1	$ 5,233,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,139,521) - See accompanying schedule: Unaffiliated issuers (cost $284,479,579)	$ 332,814,307
Fidelity Central Funds (cost $6,026,804)	6,026,804
Total Investments (cost $290,506,383)		$ 338,841,111
Cash		1,590
Foreign currency held at value (cost $175,669)		175,634
Receivable for investments sold		1,013,105
Receivable for fund shares sold		44,564
Dividends receivable		857,236
Distributions receivable from Fidelity Central Funds		1,951
Prepaid expenses		952
Receivable from investment adviser for expense reductions		1,548
Other receivables		19,861
Total assets		340,957,552

Liabilities
Payable for investments purchased
Regular delivery	$ 1,536,109
Delayed delivery	1,527,630
Payable for fund shares redeemed	123,606
Accrued management fee	222,046
Distribution and service plan fees payable	10,393
Other affiliated payables	48,898
Other payables and accrued expenses	116,659
Collateral on securities loaned, at value	1,178,838
Total liabilities		4,764,179

Net Assets		$ 336,193,373
Net Assets consist of:
Paid in capital		$ 314,144,944
Undistributed net investment income		3,560,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,842,964)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,330,956
Net Assets		$ 336,193,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,162,555 ÷ 1,176,591 shares)	$ 7.79

Maximum offering price per share (100/94.25 of $7.79)	$ 8.27
Class T:
Net Asset Value and redemption price per share ($13,961,648 ÷ 1,786,816 shares)	$ 7.81

Maximum offering price per share (100/96.50 of $7.81)	$ 8.09
Class B:
Net Asset Value and offering price per share ($120,373 ÷ 15,363 shares)A	$ 7.84

Class C:
Net Asset Value and offering price per share ($3,311,463 ÷ 426,307 shares)A	$ 7.77

Total International Equity:
Net Asset Value, offering price and redemption price per share ($307,035,025 ÷ 39,274,070 shares)	$ 7.82

Class I:
Net Asset Value, offering price and redemption price per share ($2,602,309 ÷ 334,453 shares)	$ 7.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,666,142
Interest		9
Income from Fidelity Central Funds		73,320
Income before foreign taxes withheld		8,739,471
Less foreign taxes withheld		(693,695)
Total income		8,045,776

Expenses
Management fee
Basic fee	$ 2,445,747
Performance adjustment	351,396
Transfer agent fees	439,574
Distribution and service plan fees	123,737
Accounting and security lending fees	181,662
Custodian fees and expenses	211,850
Independent trustees' compensation	1,490
Registration fees	75,502
Audit	84,991
Legal	902
Miscellaneous	2,736
Total expenses before reductions	3,919,587
Expense reductions	(44,429)	3,875,158
Net investment income (loss)		4,170,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $103,574)	(5,650,183)
Foreign currency transactions	(202,557)
Total net realized gain (loss)		(5,852,740)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $193,627)	(608,996)
Assets and liabilities in foreign currencies	50,417
Total change in net unrealized appreciation (depreciation)		(558,579)
Net gain (loss)		(6,411,319)
Net increase (decrease) in net assets resulting from operations		$ (2,240,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,170,618	$ 7,173,996
Net realized gain (loss)	(5,852,740)	5,639,847
Change in net unrealized appreciation (depreciation)	(558,579)	(11,137,910)
Net increase (decrease) in net assets resulting from operations	(2,240,701)	1,675,933
Distributions to shareholders from net investment income	(5,482,469)	(5,090,375)
Distributions to shareholders from net realized gain	(1,726,810)	(7,679,276)
Total distributions	(7,209,279)	(12,769,651)
Share transactions - net increase (decrease)	(4,678,824)	13,925,925
Redemption fees	1,289	3,247
Total increase (decrease) in net assets	(14,127,515)	2,835,454

Net Assets
Beginning of period	350,320,888	347,485,434
End of period (including undistributed net investment income of $3,560,437 and undistributed net investment income of $5,238,848, respectively)	$ 336,193,373	$ 350,320,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 8.27	$ 7.31	$ 6.67	$ 7.36
Income from Investment Operations
Net investment income (loss)C	.07	.13	.09	.13	.11
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.69)
Total from investment operations	(.07)	.01	1.33	.72	(.58)
Distributions from net investment income	(.10)	(.10)	(.13)	(.08)	(.09)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.14)	(.28)	(.37) H	(.08)	(.11)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.79	$ 8.00	$ 8.27	$ 7.31	$ 6.67
Total ReturnA, B	(.89)%	.19%	19.00%	10.88%	(8.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.48%	1.44%	1.50%	1.57%	1.73%
Expenses net of fee waivers, if any	1.45%	1.44%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.44%	1.43%	1.42%	1.42%
Net investment income (loss)	.86%	1.63%	1.21%	1.88%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,163	$ 9,164	$ 9,034	$ 5,767	$ 4,307
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 8.32	$ 7.37	$ 6.73	$ 7.41
Income from Investment Operations
Net investment income (loss) C	.05	.11	.07	.11	.09
Net realized and unrealized gain (loss)	(.15)	(.12)	1.25	.59	(.68)
Total from investment operations	(.10)	(.01)	1.32	.70	(.59)
Distributions from net investment income	(.09)	(.09)	(.13)	(.06)	(.07)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.13)	(.27)	(.37) H	(.06)	(.09)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.81	$ 8.04	$ 8.32	$ 7.37	$ 6.73
Total ReturnA, B	(1.26)%	(.06)%	18.73%	10.52%	(8.08)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.70%	1.68%	1.75%	1.84%	2.02%
Expenses net of fee waivers, if any	1.70%	1.68%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.68%	1.67%	1.67%	1.67%
Net investment income (loss)	.61%	1.38%	.96%	1.63%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,962	$ 10,282	$ 7,909	$ 2,348	$ 997
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.05	$ 8.31	$ 7.33	$ 6.68	$ 7.37
Income from Investment Operations
Net investment income (loss) C	.01	.07	.04	.08	.05
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.68)
Total from investment operations	(.13)	(.05)	1.28	.67	(.63)
Distributions from net investment income	(.04)	(.03)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.08)	(.21)	(.30)	(.02)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.84	$ 8.05	$ 8.31	$ 7.33	$ 6.68
Total ReturnA, B	(1.62)%	(.56)%	18.05%	10.05%	(8.66)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.26%	2.22%	2.26%	2.34%	2.51%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.18%	2.17%	2.17%
Net investment income (loss)	.11%	.87%	.46%	1.13%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120	$ 168	$ 192	$ 220	$ 254
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 8.28	$ 7.31	$ 6.67	$ 7.36
Income from Investment Operations
Net investment income (loss) C	.01	.07	.04	.08	.05
Net realized and unrealized gain (loss)	(.15)	(.12)	1.25	.58	(.69)
Total from investment operations	(.14)	(.05)	1.29	.66	(.64)
Distributions from net investment income	(.05)	(.05)	(.08)	(.02)	(.03)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.09)	(.23)	(.32) H	(.02)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.77	$ 8.00	$ 8.28	$ 7.31	$ 6.67
Total ReturnA, B	(1.73)%	(.57)%	18.30%	9.98%	(8.72)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.26%	2.22%	2.26%	2.31%	2.51%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.18%	2.17%	2.17%
Net investment income (loss)	.11%	.87%	.46%	1.13%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,311	$ 4,028	$ 3,584	$ 2,737	$ 1,396
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 8.29	$ 7.32	$ 6.69	$ 7.37
Income from Investment Operations
Net investment income (loss) B	.10	.16	.12	.15	.12
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.58	(.68)
Total from investment operations	(.04)	.04	1.36	.73	(.56)
Distributions from net investment income	(.13)	(.12)	(.15)	(.10)	(.10)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.17)	(.30)	(.39)G	(.10)	(.12)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 7.82	$ 8.03	$ 8.29	$ 7.32	$ 6.69
Total ReturnA	(.51)%	.55%	19.48%	11.03%	(7.70)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.07%	1.04%	1.09%	1.16%	1.42%
Expenses net of fee waivers, if any	1.07%	1.04%	1.09%	1.16%	1.20%
Expenses net of all reductions	1.06%	1.04%	1.07%	1.13%	1.17%
Net investment income (loss)	1.24%	2.03%	1.57%	2.16%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 307,035	$ 324,438	$ 324,395	$ 281,979	$ 131,338
Portfolio turnover rateD	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 7.99	$ 8.26	$ 7.30	$ 6.67	$ 7.35
Income from Investment Operations
Net investment income (loss) B	.09	.15	.11	.14	.12
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.68)
Total from investment operations	(.05)	.03	1.35	.73	(.56)
Distributions from net investment income	(.12)	(.12)	(.15)	(.10)	(.10)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.16)	(.30)	(.39) G	(.10)	(.12)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 7.78	$ 7.99	$ 8.26	$ 7.30	$ 6.67
Total ReturnA	(.64)%	.37%	19.40%	11.06%	(7.72)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.17%	1.15%	1.21%	1.27%	1.48%
Expenses net of fee waivers, if any	1.17%	1.15%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.16%	1.15%	1.18%	1.17%	1.17%
Net investment income (loss)	1.14%	1.91%	1.46%	2.13%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,602	$ 2,240	$ 2,372	$ 1,514	$ 197
Portfolio turnover rateD	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Class I shares (formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 , including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,829,134
Gross unrealized depreciation	(15,260,483)
Net unrealized appreciation (depreciation) on securities	$ 46,568,651
Tax Cost	$ 292,272,460

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,561,043
Capital loss carryforward	$ (28,076,887)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,594,811

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (13,607,298)
2019	(8,855,997)
Total with expiration	$ (22,463,295)
No expiration Short-term	(5,613,592)
Total Capital Loss carryforward	$ (28,076,887)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the fund will be limited by approximately $4,535,766 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 5,482,470	$ 9,375,496
Long-term Capital Gains	1,726,809	3,394,155
Total	$ 7,209,279	$ 12,769,651

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $182,056,661 and $189,209,209, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 22,038	$ 1,374
Class T	.25%	.25%	63,171	-
Class B	.75%	.25%	1,553	1,165
Class C	.75%	.25%	36,975	5,847
			$ 123,737	$ 8,386

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,738
Class T	1,496
Class BA	66
Class C A	383
$ 5,683

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 23,946.27
Class T	30,834.24
Class B	468.30
Class C	11,173.30
Total International Equity	367,738.11
Class I	5,415.21
	$ 439,574

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $462 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $504 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $66,496, including $53 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 2,649
Class B	2.20%	93
Class C	2.20%	2,440
		$ 5,182

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,729 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,440 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 195
Class T	195
Class C	10
Total International Equity	7,625
Class I	53
$ 8,078

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 113,499	$ 114,661
Class T	118,041	92,140
Class B	852	757
Class C	26,493	24,034
Total International Equity	5,189,901	4,825,256
Class I	33,683	33,527
Total	$ 5,482,469	$ 5,090,375

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ 45,400	$ 201,491
Class T	52,463	179,326
Class B	832	4,154
Class C	19,994	83,657
Total International Equity	1,596,893	7,158,781
Class I	11,228	51,867
Total	$ 1,726,810	$ 7,679,276

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	302,437	232,039	$ 2,413,258	$ 1,877,334
Reinvestment of distributions	20,115	38,586	158,306	306,762
Shares redeemed	(290,995)	(217,382)	(2,277,557)	(1,752,622)
Net increase (decrease)	31,557	53,243	$ 294,007	$ 431,474
Class T
Shares sold	824,018	525,401	$ 6,637,966	$ 4,252,382
Reinvestment of distributions	21,537	33,829	170,355	270,968
Shares redeemed	(337,655)	(230,852)	(2,691,540)	(1,883,437)
Net increase (decrease)	507,900	328,378	$ 4,116,781	$ 2,639,913
Class B
Shares sold	2,293	2,568	$ 19,363	$ 21,032
Reinvestment of distributions	210	604	1,675	4,866
Shares redeemed	(7,999)	(5,357)	(62,934)	(43,506)
Net increase (decrease)	(5,496)	(2,185)	$ (41,896)	$ (17,608)
Class C
Shares sold	142,460	174,035	$ 1,136,553	$ 1,421,548
Reinvestment of distributions	4,767	10,201	37,661	81,608
Shares redeemed	(224,769)	(113,485)	(1,823,746)	(922,884)
Net increase (decrease)	(77,542)	70,751	$ (649,532)	$ 580,272
Total International Equity
Shares sold	6,834,390	7,329,051	$ 54,586,662	$ 59,640,689
Reinvestment of distributions	851,193	1,486,031	6,698,889	11,828,806
Shares redeemed	(8,793,992)	(7,554,096)	(70,164,751)	(61,144,473)
Net increase (decrease)	(1,108,409)	1,260,986	$ (8,879,200)	$ 10,325,022

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	149,022	127,536	$ 1,222,878	$ 1,054,194
Reinvestment of distributions	5,728	10,120	44,910	80,252
Shares redeemed	(100,501)	(144,685)	(786,772)	(1,167,594)
Net increase (decrease)	54,249	(7,029)	$ 481,016	$ (33,148)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 71% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015) Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December 2014 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/08/2014	0.1563	0.0263

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK)
Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

TIE-UANN-1215
1.912357.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Class A, Class T, Class B,
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-6.59%	2.58%	-1.79%
Class T (incl. 3.50% sales charge)	-4.72%	2.81%	-1.76%
Class B (incl. contingent deferred sales charge) B	-6.49%	2.67%	-1.70%
Class C (incl. contingent deferred sales charge) C	-2.70%	3.02%	-1.80%

A From November 1, 2007.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Manager Alex Zavratsky: For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly but significantly outpaced the benchmark MSCI ACWI (All Country World Index) ex USA Index. Among sectors, performance versus the benchmark was helped by a substantial underweighting in the struggling energy sector. Security selection in financials, information technology and materials also were notable positives. In country terms, stock picking in various European countries added value, whereas an underweighting in Japan was a modest negative. A fair-value pricing adjustment detracted by 0.59 percentage points. Visa and Mastercard, two U.S.-based payment processors listed within the software & services industry, contributed, as did BGF Retail, a South Korean convenience-store retailer. The fund's underweighting and eventual sale of U.K.-based oil giant and index component Royal Dutch Shell further added value. In contrast, relative detractors included Sands China and Wynn Macau, which encountered significant business challenges. We sold both names in the first half of the period. Also hampering results was Turkey-based Coca-Cola Icecek Sanayi, which owns the Coca-Cola bottling franchise in various emerging markets. Anticipating a worse outlook for the company, we sold the fund's investment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$ 1,000.00	$ 942.00	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 939.80	$ 8.31
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 938.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 938.40	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.06%
Actual		$ 1,000.00	$ 943.30	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class I	1.16%
Actual		$ 1,000.00	$ 943.00	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.3	2.1
Nestle SA (Switzerland, Food Products)	2.1	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.3	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.2	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.1	1.0
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.1	0.9
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.0	0.8
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.0	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0	1.1
	13.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.5
Consumer Discretionary	16.1	15.3
Health Care	14.7	13.6
Consumer Staples	11.4	9.9
Information Technology	11.3	11.2
Industrials	11.1	11.8
Materials	4.9	5.7
Energy	2.9	3.4
Telecommunication Services	2.7	3.4
Utilities	1.9	1.3

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 2.7%
Amcor Ltd.	31,976	$ 308,850
Ansell Ltd.	36,338	517,089
CSL Ltd.	41,325	2,746,885
DuluxGroup Ltd.	21,387	89,416
Imdex Ltd. (a)	84,227	13,433
Macquarie Group Ltd.	11,325	685,716
RCG Corp. Ltd.	97,518	99,407
Sydney Airport unit	250,875	1,146,526
Telstra Corp. Ltd.	73,830	282,890
TFS Corp. Ltd.	55,935	69,823
Transurban Group unit	177,778	1,317,343
Westpac Banking Corp.	81,623	1,818,073
TOTAL AUSTRALIA		9,095,451
Austria - 0.4%
Andritz AG	23,972	1,207,325
Zumtobel AG	2,900	66,012
TOTAL AUSTRIA		1,273,337
Bailiwick of Jersey - 1.1%
Integrated Diagnostics Holdings PLC (a)	71,300	392,863
Shire PLC	30,080	2,277,985
Wolseley PLC	18,076	1,061,266
TOTAL BAILIWICK OF JERSEY		3,732,114
Belgium - 1.9%
Anheuser-Busch InBev SA NV	33,671	4,017,779
Gimv NV	1,019	47,881
KBC Ancora	4,781	189,898
KBC Groep NV	33,317	2,029,692
TOTAL BELGIUM		6,285,250
Bermuda - 0.5%
China Gas Holdings Ltd.	248,000	394,696
China Resource Gas Group Ltd.	124,000	340,138
Credicorp Ltd. (United States)	4,600	520,628
PAX Global Technology Ltd.	303,000	396,221
Petra Diamonds Ltd.	21,800	25,088
Vostok New Ventures Ltd. SDR (a)	9,260	59,070
TOTAL BERMUDA		1,735,841
Brazil - 1.2%
BB Seguridade Participacoes SA	64,000	441,431
Common Stocks - continued
	Shares	Value
Brazil - continued
Brasil Foods SA	36,900	$ 575,045
Cetip SA - Mercados Organizado	40,100	354,568
Cielo SA	51,480	488,697
FPC Par Corretora de Seguros	25,500	71,345
Kroton Educacional SA	178,800	457,136
Qualicorp SA	99,500	417,964
Smiles SA	40,400	315,318
Ultrapar Participacoes SA	25,700	446,487
Weg SA	94,900	354,348
TOTAL BRAZIL		3,922,339
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	14,373	21,936
Mail.Ru Group Ltd. GDR (Reg. S) (a)	18,700	364,650
TOTAL BRITISH VIRGIN ISLANDS		386,586
Canada - 0.5%
Cara Operations Ltd.	3,700	100,338
Imperial Oil Ltd.	17,900	595,617
McCoy Global, Inc.	15,800	35,766
New Look Vision Group, Inc.	2,600	59,651
Pason Systems, Inc.	37,100	545,889
Potash Corp. of Saskatchewan, Inc.	20,100	407,042
ShawCor Ltd. Class A	1,400	29,711
TOTAL CANADA		1,774,014
Cayman Islands - 2.1%
58.com, Inc. ADR (a)	8,200	430,418
Alibaba Group Holding Ltd. sponsored ADR (a)	16,100	1,349,663
ENN Energy Holdings Ltd.	78,000	446,834
Fu Shou Yuan International Group Ltd.	494,000	336,826
Hengan International Group Co. Ltd.	48,500	523,724
Shenzhou International Group Holdings Ltd.	79,000	389,310
Sino Biopharmaceutical Ltd.	340,000	422,518
TAL Education Group ADR (a)	10,100	388,345
Tencent Holdings Ltd.	127,600	2,405,181
Value Partners Group Ltd.	48,000	50,828
Vipshop Holdings Ltd. ADR (a)	18,400	377,568
TOTAL CAYMAN ISLANDS		7,121,215
China - 1.8%
Beijing Capital International Airport Co. Ltd. (H Shares)	378,000	404,592
China Life Insurance Co. Ltd. (H Shares)	121,000	436,336
Common Stocks - continued
	Shares	Value
China - continued
China Pacific Insurance (Group) Co. Ltd. (H Shares)	159,400	$ 634,953
Fuyao Glass Industries Group Co. Ltd. (a)	146,400	312,977
Inner Mongoli Yili Industries Co. Ltd.	138,900	349,387
Jiangsu Hengrui Medicine Co. Ltd.	47,430	393,525
Kweichow Moutai Co. Ltd.	11,840	399,763
PICC Property & Casualty Co. Ltd. (H Shares)	233,340	529,465
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	182,500	1,024,418
Shanghai International Airport Co. Ltd.	81,800	390,218
Weifu High-Technology Co. Ltd. (B Shares)	108,467	276,545
Zhengzhou Yutong Bus Co. Ltd.	109,150	375,945
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	62,000	401,353
TOTAL CHINA		5,929,477
Denmark - 1.4%
Jyske Bank A/S (Reg.) (a)	20,654	1,008,285
Novo Nordisk A/S Series B sponsored ADR	62,760	3,337,577
Spar Nord Bank A/S	12,631	121,052
Topdanmark A/S (a)	12,300	327,304
TOTAL DENMARK		4,794,218
Egypt - 0.1%
Commercial International Bank SAE sponsored GDR	72,000	421,200
Finland - 0.6%
Sampo Oyj (A Shares)	29,153	1,425,944
Tikkurila Oyj	21,880	401,567
TOTAL FINLAND		1,827,511
France - 6.6%
Atos Origin SA	14,974	1,194,620
AXA SA	69,506	1,854,984
Capgemini SA	16,802	1,497,136
Havas SA	85,186	739,094
Laurent-Perrier Group SA	759	65,761
LVMH Moet Hennessy - Louis Vuitton SA	1,925	358,376
Orange SA	71,800	1,265,955
Renault SA	6,811	642,093
Safran SA	20,714	1,573,312
Sanofi SA	30,785	3,105,463
Societe Generale Series A	28,000	1,300,410
Total SA (d)	80,020	3,869,674
Unibail-Rodamco	5,100	1,425,047
Vetoquinol SA	1,500	62,927
Common Stocks - continued
	Shares	Value
France - continued
VINCI SA	24,800	$ 1,673,914
Virbac SA	730	145,578
Vivendi SA	60,352	1,451,877
TOTAL FRANCE		22,226,221
Germany - 3.5%
alstria office REIT-AG	4,700	65,612
Axel Springer Verlag AG	9,300	522,996
BASF AG	25,907	2,122,401
Bayer AG	23,512	3,137,501
CompuGroup Medical AG	6,146	181,126
Continental AG	2,483	597,145
CTS Eventim AG	8,680	339,848
Fielmann AG	2,358	165,302
Fresenius SE & Co. KGaA	19,200	1,410,862
GEA Group AG	6,958	279,007
Linde AG	10,749	1,864,627
SAP AG	7,272	573,289
Wirecard AG	7,400	382,499
TOTAL GERMANY		11,642,215
Greece - 0.0%
Titan Cement Co. SA (Reg.)	3,144	68,973
Hong Kong - 1.3%
AIA Group Ltd.	440,600	2,583,384
CSPC Pharmaceutical Group Ltd.	414,000	385,453
Guangdong Investment Ltd.	272,000	382,530
Power Assets Holdings Ltd.	52,500	522,187
Techtronic Industries Co. Ltd.	98,000	358,256
TOTAL HONG KONG		4,231,810
India - 2.6%
Adani Ports & Special Economic Zone (a)	85,692	386,907
Amara Raja Batteries Ltd. (a)	23,398	322,574
Asian Paints India Ltd.	31,860	403,764
Axis Bank Ltd. (a)	43,505	315,084
Bharti Infratel Ltd. (a)	63,942	379,772
Colgate-Palmolive (India)	21,164	308,526
Exide Industries Ltd. (a)	132,621	302,551
HCL Technologies Ltd.	40,668	541,301
HDFC Bank Ltd. (a)	20,325	407,652
Housing Development Finance Corp. Ltd.	97,642	1,870,341
Common Stocks - continued
	Shares	Value
India - continued
IndusInd Bank Ltd.	23,714	$ 329,947
Jyothy Laboratories Ltd.	20,417	95,766
LIC Housing Finance Ltd. (a)	49,289	359,884
Lupin Ltd.	15,199	447,510
Maruti Suzuki India Ltd. (a)	4,873	331,429
Sun Pharmaceutical Industries Ltd. (a)	45,647	620,302
Tata Consultancy Services Ltd.	19,367	737,882
Titan Co. Ltd. (a)	64,860	351,863
Zee Entertainment Enterprises Ltd.	59,051	368,008
TOTAL INDIA		8,881,063
Indonesia - 0.9%
PT ACE Hardware Indonesia Tbk	7,719,100	375,779
PT Bank Central Asia Tbk	641,500	602,643
PT Bank Rakyat Indonesia Tbk	732,100	560,317
PT Matahari Department Store Tbk	325,700	392,139
PT Media Nusantara Citra Tbk	2,620,000	339,948
PT Surya Citra Media Tbk	1,657,100	352,389
PT Tower Bersama Infrastructure Tbk (a)	719,600	374,775
TOTAL INDONESIA		2,997,990
Ireland - 1.6%
Allergan PLC (a)	3,100	956,257
CRH PLC sponsored ADR	55,829	1,527,481
Dalata Hotel Group PLC (a)	9,900	49,207
FBD Holdings PLC	5,372	41,056
James Hardie Industries PLC:
CDI	15,656	202,668
sponsored ADR	132,225	1,738,759
Medtronic PLC	10,100	746,592
TOTAL IRELAND		5,262,020
Isle of Man - 0.1%
Playtech Ltd.	35,552	469,148
Israel - 0.9%
Azrieli Group	11,596	454,351
Check Point Software Technologies Ltd. (a)	4,100	348,254
Ituran Location & Control Ltd.	1,661	33,884
Sarine Technologies Ltd.	30,200	33,568
Strauss Group Ltd. (a)	6,659	95,398
Teva Pharmaceutical Industries Ltd. sponsored ADR	34,109	2,018,912
TOTAL ISRAEL		2,984,367
Common Stocks - continued
	Shares	Value
Italy - 1.1%
Azimut Holding SpA	22,414	$ 539,535
Banco di Desio e della Brianza SpA	19,000	65,020
Beni Stabili SpA SIIQ	255,326	210,296
Interpump Group SpA	53,691	791,154
Intesa Sanpaolo SpA	273,300	952,093
Mediaset SpA	120,600	612,694
Telecom Italia SpA (a)	361,000	503,625
TOTAL ITALY		3,674,417
Japan - 14.0%
Aoki Super Co. Ltd.	6,000	63,459
Artnature, Inc.	12,000	115,385
Asahi Co. Ltd.	7,500	73,666
Asia Securities Printing Co. Ltd.	11,000	81,075
Astellas Pharma, Inc.	241,900	3,511,053
Autobacs Seven Co. Ltd.	5,300	92,939
Azbil Corp.	7,500	189,219
Broadleaf Co. Ltd.	2,800	32,073
Coca-Cola Central Japan Co. Ltd.	27,200	382,279
Daiichikosho Co. Ltd.	3,100	103,391
Daikokutenbussan Co. Ltd.	5,000	171,761
DENSO Corp.	56,500	2,634,182
Dentsu, Inc.	21,800	1,225,555
East Japan Railway Co.	23,900	2,272,307
Fast Retailing Co. Ltd.	2,600	949,734
GCA Savvian Group Corp.	6,400	75,145
Glory Ltd.	4,900	123,967
Goldcrest Co. Ltd.	7,460	139,580
Hoya Corp.	61,000	2,517,273
Itochu Corp.	79,000	988,526
Iwatsuka Confectionary Co. Ltd.	800	41,351
Japan Digital Laboratory Co.	5,700	72,884
Japan Tobacco, Inc.	73,900	2,557,811
KDDI Corp.	50,500	1,222,016
Keyence Corp.	2,921	1,520,697
Kobayashi Pharmaceutical Co. Ltd.	2,000	155,057
Koshidaka Holdings Co. Ltd.	4,000	72,412
Lasertec Corp.	6,200	67,661
Makita Corp.	12,900	706,828
Medikit Co. Ltd.	2,100	62,618
Meiko Network Japan Co. Ltd.	2,700	32,055
Miraial Co. Ltd.	2,400	23,282
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi UFJ Financial Group, Inc.	372,800	$ 2,411,097
Mitsui Fudosan Co. Ltd.	55,000	1,496,751
Nagaileben Co. Ltd.	8,100	138,063
ND Software Co. Ltd.	6,000	69,259
Nihon Parkerizing Co. Ltd.	18,500	164,562
Nintendo Co. Ltd.	3,900	623,480
Nippon Prologis REIT, Inc.	253	444,921
Nippon Seiki Co. Ltd.	2,000	41,912
Nippon Telegraph & Telephone Corp.	43,400	1,591,105
NS Tool Co. Ltd.	3,800	65,977
OBIC Co. Ltd.	19,800	1,044,984
Olympus Corp.	23,900	806,179
ORIX Corp.	72,100	1,052,933
OSG Corp.	26,500	498,470
Paramount Bed Holdings Co. Ltd.	3,200	102,641
San-Ai Oil Co. Ltd.	11,000	84,019
Seven & i Holdings Co. Ltd.	23,200	1,053,856
Seven Bank Ltd.	464,800	2,117,887
Shinsei Bank Ltd.	386,000	809,354
SHO-BOND Holdings Co. Ltd.	22,100	877,702
Shoei Co. Ltd.	5,800	100,171
SK Kaken Co. Ltd.	1,000	97,395
Software Service, Inc.	1,600	60,309
Sony Corp.	29,700	844,235
Sony Financial Holdings, Inc.	47,800	856,700
Sumitomo Mitsui Financial Group, Inc.	45,700	1,823,141
Techno Medica Co. Ltd.	1,800	41,100
The Monogatari Corp.	1,500	63,769
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	74,067
TKC Corp.	4,000	94,286
Tocalo Co. Ltd.	2,800	56,205
Toyota Motor Corp.	46,600	2,854,923
Tsutsumi Jewelry Co. Ltd.	2,100	41,738
USS Co. Ltd.	122,900	2,169,662
Workman Co. Ltd.	1,900	117,092
Yamada Consulting Group Co. Ltd.	2,000	58,539
Yamato Kogyo Co. Ltd.	3,000	79,911
TOTAL JAPAN		47,205,636
Kenya - 0.2%
Safaricom Ltd.	4,194,300	589,791
Common Stocks - continued
	Shares	Value
Korea (South) - 2.3%
AMOREPACIFIC Corp.	1,794	$ 593,145
BGFretail Co. Ltd.	4,899	729,420
Coway Co. Ltd.	5,899	440,189
KEPCO Plant Service & Engineering Co. Ltd.	3,867	352,232
Leeno Industrial, Inc.	1,159	44,410
LG Chemical Ltd.	2,282	608,589
LG Household & Health Care Ltd.	639	529,996
NAVER Corp.	2,349	1,234,399
Samsung Electronics Co. Ltd.	2,749	3,303,317
TOTAL KOREA (SOUTH)		7,835,697
Luxembourg - 0.4%
Eurofins Scientific SA	1,000	362,060
RTL Group SA	7,027	607,361
Samsonite International SA	112,800	333,125
TOTAL LUXEMBOURG		1,302,546
Mexico - 1.7%
Banregio Grupo Financiero S.A.B. de CV	53,600	289,161
Consorcio ARA S.A.B. de CV (a)	249,855	93,632
Fomento Economico Mexicano S.A.B. de CV: unit	66,500	656,916
sponsored ADR	6,633	657,264
Gruma S.A.B. de CV Series B	26,500	408,944
Grupo Aeroportuario del Pacifico SA de CV Series B	43,100	388,187
Grupo Aeroportuario del Sureste SA de CV Series B	25,935	401,669
Grupo Aeroportuario Norte S.A.B. de CV	66,700	343,074
Grupo Financiero Banorte S.A.B. de CV Series O	118,900	640,288
Grupo GICSA SA de CV (a)	333,500	325,064
Infraestructura Energetica Nova S.A.B. de CV	67,300	324,525
Megacable Holdings S.A.B. de CV unit	96,000	365,860
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	33,700	422,551
Tenedora Nemak SA de CV (a)	275,600	398,605
TOTAL MEXICO		5,715,740
Netherlands - 2.0%
Aalberts Industries NV	7,600	247,085
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	58,600	319,201
Heijmans NV (Certificaten Van Aandelen) (a)	5,881	49,473
ING Groep NV (Certificaten Van Aandelen)	198,723	2,892,188
Koninklijke KPN NV	141,019	516,722
Common Stocks - continued
	Shares	Value
Netherlands - continued
Mylan N.V.	8,700	$ 383,583
PostNL NV (a)	74,300	306,880
RELX NV	108,169	1,849,642
VastNed Retail NV	4,790	233,079
TOTAL NETHERLANDS		6,797,853
Norway - 0.0%
Kongsberg Gruppen ASA	4,100	64,177
Philippines - 0.9%
Ayala Corp.	23,490	391,201
GT Capital Holdings, Inc.	12,765	358,216
International Container Terminal Services, Inc.	214,290	377,807
Jollibee Food Corp.	100,120	440,038
Robinsons Land Corp.	541,800	354,176
SM Investments Corp.	20,660	385,704
SM Prime Holdings, Inc.	874,700	402,756
Universal Robina Corp.	93,880	402,271
TOTAL PHILIPPINES		3,112,169
Russia - 0.2%
Magnit OJSC (a)	3,230	563,451
Singapore - 0.1%
UOL Group Ltd.	82,092	383,104
South Africa - 2.1%
Alexander Forbes Group Holding	72,146	45,459
Aspen Pharmacare Holdings Ltd.	21,100	473,885
Bidvest Group Ltd.	18,532	474,046
Clicks Group Ltd.	60,379	441,095
Discovery Ltd.	38,167	408,174
FirstRand Ltd.	159,700	586,109
Mr Price Group Ltd.	26,300	403,841
Naspers Ltd. Class N	17,900	2,621,815
Sanlam Ltd.	111,700	504,630
Steinhoff International Holdings Ltd.	96,300	589,463
Woolworths Holdings Ltd.	62,400	462,262
TOTAL SOUTH AFRICA		7,010,779
Spain - 2.6%
Amadeus IT Holding SA Class A	37,700	1,606,866
Hispania Activos Inmobiliarios SA (a)	38,400	578,504
Iberdrola SA	263,720	1,884,128
Inditex SA	85,664	3,212,705
Common Stocks - continued
	Shares	Value
Spain - continued
Mediaset Espana Comunicacion SA	52,300	$ 635,792
Merlin Properties Socimi SA	36,100	462,871
Prosegur Compania de Seguridad SA (Reg.)	92,476	411,849
TOTAL SPAIN		8,792,715
Sweden - 2.9%
ASSA ABLOY AB (B Shares)	118,500	2,357,330
Atlas Copco AB (A Shares) (d)	40,659	1,061,263
Fagerhult AB	50,855	869,057
H&M Hennes & Mauritz AB (B Shares)	32,638	1,269,450
Intrum Justitia AB	23,463	843,109
Nordea Bank AB	130,467	1,443,092
Sandvik AB	57,900	541,486
Svenska Handelsbanken AB (A Shares)	107,845	1,464,695
TOTAL SWEDEN		9,849,482
Switzerland - 8.4%
Compagnie Financiere Richemont SA Series A	4,136	354,652
Credit Suisse Group AG (e)(f)	66,373	1,527,630
Nestle SA	92,983	7,101,483
Novartis AG	86,316	7,819,260
Roche Holding AG (participation certificate)	16,701	4,534,303
Schindler Holding AG:
(participation certificate)	6,011	976,647
(Reg.)	2,251	366,190
Sika AG (Bearer)	90	295,372
Syngenta AG (Switzerland)	2,018	677,988
Tecan Group AG	600	81,825
UBS Group AG	144,815	2,900,644
Zurich Insurance Group AG	5,815	1,534,579
TOTAL SWITZERLAND		28,170,573
Taiwan - 1.8%
Addcn Technology Co. Ltd.	6,500	63,168
Advantech Co. Ltd.	52,000	374,003
Catcher Technology Co. Ltd.	46,000	453,411
ECLAT Textile Co. Ltd.	26,000	383,613
Giant Manufacturing Co. Ltd.	46,000	347,852
Largan Precision Co. Ltd.	6,870	536,438
Merida Industry Co. Ltd.	62,500	366,741
Taiwan Semiconductor Manufacturing Co. Ltd.	853,035	3,594,241
TOTAL TAIWAN		6,119,467
Common Stocks - continued
	Shares	Value
Thailand - 0.3%
Airports of Thailand PCL (For. Reg.)	51,200	$ 427,983
Bangkok Dusit Medical Services PCL (For. Reg.)	627,000	334,320
Thai Beverage PCL	666,200	320,355
TOTAL THAILAND		1,082,658
Turkey - 0.5%
Koc Holding A/S	91,000	410,990
TAV Havalimanlari Holding A/S	49,000	384,887
Tofas Turk Otomobil Fabrikasi A/S	49,916	329,589
Tupras Turkiye Petrol Rafinelleri A/S (a)	15,000	396,172
TOTAL TURKEY		1,521,638
United Arab Emirates - 0.2%
DP World Ltd.	19,778	399,713
First Gulf Bank PJSC	103,339	347,464
TOTAL UNITED ARAB EMIRATES		747,177
United Kingdom - 15.7%
AA PLC	19,973	85,259
Al Noor Hospitals Group PLC	1,200	21,755
Associated British Foods PLC	26,500	1,411,450
AstraZeneca PLC (United Kingdom)	33,388	2,127,903
Aviva PLC	183,905	1,374,428
Babcock International Group PLC	57,323	851,878
BAE Systems PLC	291,421	1,971,315
Barclays PLC	484,356	1,725,655
Bellway PLC	6,328	253,246
Berendsen PLC	61,555	972,655
BG Group PLC	48,500	766,229
BP PLC sponsored ADR	68,828	2,457,160
Britvic PLC	13,817	148,889
Bunzl PLC	43,632	1,250,421
Compass Group PLC	76,607	1,316,944
Dechra Pharmaceuticals PLC	9,100	136,007
Derwent London PLC	1,600	95,703
DP Poland PLC (a)	200,000	69,757
Elementis PLC	39,508	142,884
Great Portland Estates PLC	13,972	191,592
H&T Group PLC	10,000	30,215
Hilton Food Group PLC	5,400	38,710
Howden Joinery Group PLC	22,200	158,660
HSBC Holdings PLC sponsored ADR	58,966	2,303,802
Imperial Tobacco Group PLC	40,224	2,169,706
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Informa PLC	217,724	$ 1,906,454
InterContinental Hotel Group PLC	8,700	347,647
InterContinental Hotel Group PLC ADR	67,196	2,679,776
ITE Group PLC	29,900	64,647
ITV PLC	398,719	1,551,415
Johnson Matthey PLC	16,090	641,192
JUST EAT Ltd. (a)	14,240	93,517
Liberty Global PLC LiLAC:
Class A (a)	13,900	618,828
Class A (a)	4,450	171,859
Lloyds Banking Group PLC	2,410,900	2,736,401
Meggitt PLC	60,187	328,085
Micro Focus International PLC	34,100	660,261
Mondi PLC	18,300	424,298
National Grid PLC	119,880	1,707,677
NMC Health PLC	24,000	281,928
Prudential PLC	130,848	3,056,151
Reckitt Benckiser Group PLC	35,751	3,488,959
Rightmove PLC	7,500	443,865
Rio Tinto PLC	55,584	2,025,774
Rolls-Royce Group PLC	43,252	457,369
SABMiller PLC	39,863	2,455,039
Shaftesbury PLC	41,837	606,584
Spectris PLC	7,170	184,258
Spirax-Sarco Engineering PLC	6,199	290,609
Taylor Wimpey PLC	29,400	89,740
Ted Baker PLC	3,375	157,492
Topps Tiles PLC	29,400	65,945
Ultra Electronics Holdings PLC	5,901	153,102
Unite Group PLC	67,977	696,876
Vodafone Group PLC sponsored ADR	66,926	2,206,550
TOTAL UNITED KINGDOM		52,664,521
United States of America - 9.2%
A.O. Smith Corp.	4,900	376,418
Alphabet, Inc.:
Class A (a)	2,180	1,607,510
Class C	542	385,259
Altria Group, Inc.	13,200	798,204
ANSYS, Inc. (a)	500	47,655
Apple, Inc.	3,300	394,350
Autoliv, Inc.	13,854	1,679,659
Common Stocks - continued
	Shares	Value
United States of America - continued
Berkshire Hathaway, Inc. Class B (a)	8,216	$ 1,117,540
BorgWarner, Inc.	17,694	757,657
Broadridge Financial Solutions, Inc.	1,340	79,837
Chevron Corp.	7,400	672,512
China Biologic Products, Inc. (a)	10,700	1,219,158
Cognizant Technology Solutions Corp. Class A (a)	5,100	347,361
Constellation Brands, Inc. Class A (sub. vtg.)	9,100	1,226,680
Domino's Pizza, Inc.	4,000	426,680
Ecolab, Inc.	3,000	361,050
Edgewell Personal Care Co. (a)	5,600	474,376
Facebook, Inc. Class A (a)	3,100	316,107
International Flavors & Fragrances, Inc.	3,000	348,180
Kennedy-Wilson Holdings, Inc.	7,473	183,238
Martin Marietta Materials, Inc.	4,870	755,581
MasterCard, Inc. Class A	27,690	2,741,033
McGraw Hill Financial, Inc.	19,500	1,806,480
MercadoLibre, Inc. (d)	3,600	354,132
Mettler-Toledo International, Inc. (a)	1,220	379,408
Mohawk Industries, Inc. (a)	8,715	1,703,783
Moody's Corp.	9,200	884,672
NIKE, Inc. Class B	2,500	327,575
Philip Morris International, Inc.	17,300	1,529,320
PPG Industries, Inc.	3,500	364,910
PriceSmart, Inc.	8,685	746,736
ResMed, Inc.	11,220	646,384
ResMed, Inc. CDI	83,728	475,587
Sherwin-Williams Co.	2,700	720,441
SS&C Technologies Holdings, Inc.	21,954	1,627,889
Visa, Inc. Class A	39,424	3,058,514
TOTAL UNITED STATES OF AMERICA		30,941,876
TOTAL COMMON STOCKS (Cost $282,399,968)		331,207,827
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.2%
Ambev SA sponsored ADR	157,100	765,077
Nonconvertible Preferred Stocks - continued
	Shares	Value
Germany - 0.3%
Sartorius AG (non-vtg.)	1,150	$ 260,254
Volkswagen AG	4,790	574,968
TOTAL GERMANY		835,222
United Kingdom - 0.0%
Rolls-Royce Group PLC	4,009,460	6,181
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,079,611)		1,606,480
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.18% (b)	4,847,966	4,847,966
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,178,838	1,178,838
TOTAL MONEY MARKET FUNDS (Cost $6,026,804)		6,026,804
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $290,506,383)		338,841,111
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(2,647,738)
NET ASSETS - 100%		$ 336,193,373
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,527,630 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 1,573,804
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,824
Fidelity Securities Lending Cash Central Fund	66,496
Total	$ 73,320
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,054,675	$ 32,872,185	$ 21,182,490	$ -
Consumer Staples	38,629,594	17,080,622	21,548,972	-
Energy	9,899,236	5,179,314	4,719,922	-
Financials	72,564,874	29,512,803	43,052,071	-
Health Care	50,571,004	15,643,544	34,927,460	-
Industrials	37,121,641	17,589,943	19,531,698	-
Information Technology	37,989,345	26,072,664	11,916,681	-
Materials	17,048,022	10,717,970	6,330,052	-
Telecommunication Services	8,933,201	2,796,341	6,136,860	-
Utilities	6,002,715	2,208,653	3,794,062	-
Money Market Funds	6,026,804	6,026,804	-	-
Total Investments in Securities:	$ 338,841,111	$ 165,700,843	$ 173,140,268	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,750,246
Level 2 to Level 1	$ 5,233,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,139,521) - See accompanying schedule: Unaffiliated issuers (cost $284,479,579)	$ 332,814,307
Fidelity Central Funds (cost $6,026,804)	6,026,804
Total Investments (cost $290,506,383)		$ 338,841,111
Cash		1,590
Foreign currency held at value (cost $175,669)		175,634
Receivable for investments sold		1,013,105
Receivable for fund shares sold		44,564
Dividends receivable		857,236
Distributions receivable from Fidelity Central Funds		1,951
Prepaid expenses		952
Receivable from investment adviser for expense reductions		1,548
Other receivables		19,861
Total assets		340,957,552

Liabilities
Payable for investments purchased
Regular delivery	$ 1,536,109
Delayed delivery	1,527,630
Payable for fund shares redeemed	123,606
Accrued management fee	222,046
Distribution and service plan fees payable	10,393
Other affiliated payables	48,898
Other payables and accrued expenses	116,659
Collateral on securities loaned, at value	1,178,838
Total liabilities		4,764,179

Net Assets		$ 336,193,373
Net Assets consist of:
Paid in capital		$ 314,144,944
Undistributed net investment income		3,560,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,842,964)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,330,956
Net Assets		$ 336,193,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,162,555 ÷ 1,176,591 shares)	$ 7.79

Maximum offering price per share (100/94.25 of $7.79)	$ 8.27
Class T:
Net Asset Value and redemption price per share ($13,961,648 ÷ 1,786,816 shares)	$ 7.81

Maximum offering price per share (100/96.50 of $7.81)	$ 8.09
Class B:
Net Asset Value and offering price per share ($120,373 ÷ 15,363 shares)A	$ 7.84

Class C:
Net Asset Value and offering price per share ($3,311,463 ÷ 426,307 shares)A	$ 7.77

Total International Equity:
Net Asset Value, offering price and redemption price per share ($307,035,025 ÷ 39,274,070 shares)	$ 7.82

Class I:
Net Asset Value, offering price and redemption price per share ($2,602,309 ÷ 334,453 shares)	$ 7.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,666,142
Interest		9
Income from Fidelity Central Funds		73,320
Income before foreign taxes withheld		8,739,471
Less foreign taxes withheld		(693,695)
Total income		8,045,776

Expenses
Management fee
Basic fee	$ 2,445,747
Performance adjustment	351,396
Transfer agent fees	439,574
Distribution and service plan fees	123,737
Accounting and security lending fees	181,662
Custodian fees and expenses	211,850
Independent trustees' compensation	1,490
Registration fees	75,502
Audit	84,991
Legal	902
Miscellaneous	2,736
Total expenses before reductions	3,919,587
Expense reductions	(44,429)	3,875,158
Net investment income (loss)		4,170,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $103,574)	(5,650,183)
Foreign currency transactions	(202,557)
Total net realized gain (loss)		(5,852,740)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $193,627)	(608,996)
Assets and liabilities in foreign currencies	50,417
Total change in net unrealized appreciation (depreciation)		(558,579)
Net gain (loss)		(6,411,319)
Net increase (decrease) in net assets resulting from operations		$ (2,240,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,170,618	$ 7,173,996
Net realized gain (loss)	(5,852,740)	5,639,847
Change in net unrealized appreciation (depreciation)	(558,579)	(11,137,910)
Net increase (decrease) in net assets resulting from operations	(2,240,701)	1,675,933
Distributions to shareholders from net investment income	(5,482,469)	(5,090,375)
Distributions to shareholders from net realized gain	(1,726,810)	(7,679,276)
Total distributions	(7,209,279)	(12,769,651)
Share transactions - net increase (decrease)	(4,678,824)	13,925,925
Redemption fees	1,289	3,247
Total increase (decrease) in net assets	(14,127,515)	2,835,454

Net Assets
Beginning of period	350,320,888	347,485,434
End of period (including undistributed net investment income of $3,560,437 and undistributed net investment income of $5,238,848, respectively)	$ 336,193,373	$ 350,320,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 8.27	$ 7.31	$ 6.67	$ 7.36
Income from Investment Operations
Net investment income (loss)C	.07	.13	.09	.13	.11
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.69)
Total from investment operations	(.07)	.01	1.33	.72	(.58)
Distributions from net investment income	(.10)	(.10)	(.13)	(.08)	(.09)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.14)	(.28)	(.37) H	(.08)	(.11)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.79	$ 8.00	$ 8.27	$ 7.31	$ 6.67
Total ReturnA, B	(.89)%	.19%	19.00%	10.88%	(8.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.48%	1.44%	1.50%	1.57%	1.73%
Expenses net of fee waivers, if any	1.45%	1.44%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.44%	1.43%	1.42%	1.42%
Net investment income (loss)	.86%	1.63%	1.21%	1.88%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,163	$ 9,164	$ 9,034	$ 5,767	$ 4,307
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 8.32	$ 7.37	$ 6.73	$ 7.41
Income from Investment Operations
Net investment income (loss) C	.05	.11	.07	.11	.09
Net realized and unrealized gain (loss)	(.15)	(.12)	1.25	.59	(.68)
Total from investment operations	(.10)	(.01)	1.32	.70	(.59)
Distributions from net investment income	(.09)	(.09)	(.13)	(.06)	(.07)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.13)	(.27)	(.37) H	(.06)	(.09)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.81	$ 8.04	$ 8.32	$ 7.37	$ 6.73
Total ReturnA, B	(1.26)%	(.06)%	18.73%	10.52%	(8.08)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.70%	1.68%	1.75%	1.84%	2.02%
Expenses net of fee waivers, if any	1.70%	1.68%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.68%	1.67%	1.67%	1.67%
Net investment income (loss)	.61%	1.38%	.96%	1.63%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,962	$ 10,282	$ 7,909	$ 2,348	$ 997
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.05	$ 8.31	$ 7.33	$ 6.68	$ 7.37
Income from Investment Operations
Net investment income (loss) C	.01	.07	.04	.08	.05
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.68)
Total from investment operations	(.13)	(.05)	1.28	.67	(.63)
Distributions from net investment income	(.04)	(.03)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.08)	(.21)	(.30)	(.02)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.84	$ 8.05	$ 8.31	$ 7.33	$ 6.68
Total ReturnA, B	(1.62)%	(.56)%	18.05%	10.05%	(8.66)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.26%	2.22%	2.26%	2.34%	2.51%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.18%	2.17%	2.17%
Net investment income (loss)	.11%	.87%	.46%	1.13%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120	$ 168	$ 192	$ 220	$ 254
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 8.28	$ 7.31	$ 6.67	$ 7.36
Income from Investment Operations
Net investment income (loss) C	.01	.07	.04	.08	.05
Net realized and unrealized gain (loss)	(.15)	(.12)	1.25	.58	(.69)
Total from investment operations	(.14)	(.05)	1.29	.66	(.64)
Distributions from net investment income	(.05)	(.05)	(.08)	(.02)	(.03)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.09)	(.23)	(.32) H	(.02)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.77	$ 8.00	$ 8.28	$ 7.31	$ 6.67
Total ReturnA, B	(1.73)%	(.57)%	18.30%	9.98%	(8.72)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.26%	2.22%	2.26%	2.31%	2.51%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.18%	2.17%	2.17%
Net investment income (loss)	.11%	.87%	.46%	1.13%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,311	$ 4,028	$ 3,584	$ 2,737	$ 1,396
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 8.29	$ 7.32	$ 6.69	$ 7.37
Income from Investment Operations
Net investment income (loss) B	.10	.16	.12	.15	.12
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.58	(.68)
Total from investment operations	(.04)	.04	1.36	.73	(.56)
Distributions from net investment income	(.13)	(.12)	(.15)	(.10)	(.10)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.17)	(.30)	(.39)G	(.10)	(.12)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 7.82	$ 8.03	$ 8.29	$ 7.32	$ 6.69
Total ReturnA	(.51)%	.55%	19.48%	11.03%	(7.70)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.07%	1.04%	1.09%	1.16%	1.42%
Expenses net of fee waivers, if any	1.07%	1.04%	1.09%	1.16%	1.20%
Expenses net of all reductions	1.06%	1.04%	1.07%	1.13%	1.17%
Net investment income (loss)	1.24%	2.03%	1.57%	2.16%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 307,035	$ 324,438	$ 324,395	$ 281,979	$ 131,338
Portfolio turnover rateD	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 7.99	$ 8.26	$ 7.30	$ 6.67	$ 7.35
Income from Investment Operations
Net investment income (loss) B	.09	.15	.11	.14	.12
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.68)
Total from investment operations	(.05)	.03	1.35	.73	(.56)
Distributions from net investment income	(.12)	(.12)	(.15)	(.10)	(.10)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.16)	(.30)	(.39) G	(.10)	(.12)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 7.78	$ 7.99	$ 8.26	$ 7.30	$ 6.67
Total ReturnA	(.64)%	.37%	19.40%	11.06%	(7.72)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.17%	1.15%	1.21%	1.27%	1.48%
Expenses net of fee waivers, if any	1.17%	1.15%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.16%	1.15%	1.18%	1.17%	1.17%
Net investment income (loss)	1.14%	1.91%	1.46%	2.13%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,602	$ 2,240	$ 2,372	$ 1,514	$ 197
Portfolio turnover rateD	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Class I shares (formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 , including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,829,134
Gross unrealized depreciation	(15,260,483)
Net unrealized appreciation (depreciation) on securities	$ 46,568,651
Tax Cost	$ 292,272,460

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,561,043
Capital loss carryforward	$ (28,076,887)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,594,811

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (13,607,298)
2019	(8,855,997)
Total with expiration	$ (22,463,295)
No expiration Short-term	(5,613,592)
Total Capital Loss carryforward	$ (28,076,887)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the fund will be limited by approximately $4,535,766 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 5,482,470	$ 9,375,496
Long-term Capital Gains	1,726,809	3,394,155
Total	$ 7,209,279	$ 12,769,651

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $182,056,661 and $189,209,209, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 22,038	$ 1,374
Class T	.25%	.25%	63,171	-
Class B	.75%	.25%	1,553	1,165
Class C	.75%	.25%	36,975	5,847
			$ 123,737	$ 8,386

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,738
Class T	1,496
Class BA	66
Class C A	383
$ 5,683

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 23,946.27
Class T	30,834.24
Class B	468.30
Class C	11,173.30
Total International Equity	367,738.11
Class I	5,415.21
	$ 439,574

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $462 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $504 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $66,496, including $53 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 2,649
Class B	2.20%	93
Class C	2.20%	2,440
		$ 5,182

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,729 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,440 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 195
Class T	195
Class C	10
Total International Equity	7,625
Class I	53
$ 8,078

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 113,499	$ 114,661
Class T	118,041	92,140
Class B	852	757
Class C	26,493	24,034
Total International Equity	5,189,901	4,825,256
Class I	33,683	33,527
Total	$ 5,482,469	$ 5,090,375

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ 45,400	$ 201,491
Class T	52,463	179,326
Class B	832	4,154
Class C	19,994	83,657
Total International Equity	1,596,893	7,158,781
Class I	11,228	51,867
Total	$ 1,726,810	$ 7,679,276

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	302,437	232,039	$ 2,413,258	$ 1,877,334
Reinvestment of distributions	20,115	38,586	158,306	306,762
Shares redeemed	(290,995)	(217,382)	(2,277,557)	(1,752,622)
Net increase (decrease)	31,557	53,243	$ 294,007	$ 431,474
Class T
Shares sold	824,018	525,401	$ 6,637,966	$ 4,252,382
Reinvestment of distributions	21,537	33,829	170,355	270,968
Shares redeemed	(337,655)	(230,852)	(2,691,540)	(1,883,437)
Net increase (decrease)	507,900	328,378	$ 4,116,781	$ 2,639,913
Class B
Shares sold	2,293	2,568	$ 19,363	$ 21,032
Reinvestment of distributions	210	604	1,675	4,866
Shares redeemed	(7,999)	(5,357)	(62,934)	(43,506)
Net increase (decrease)	(5,496)	(2,185)	$ (41,896)	$ (17,608)
Class C
Shares sold	142,460	174,035	$ 1,136,553	$ 1,421,548
Reinvestment of distributions	4,767	10,201	37,661	81,608
Shares redeemed	(224,769)	(113,485)	(1,823,746)	(922,884)
Net increase (decrease)	(77,542)	70,751	$ (649,532)	$ 580,272
Total International Equity
Shares sold	6,834,390	7,329,051	$ 54,586,662	$ 59,640,689
Reinvestment of distributions	851,193	1,486,031	6,698,889	11,828,806
Shares redeemed	(8,793,992)	(7,554,096)	(70,164,751)	(61,144,473)
Net increase (decrease)	(1,108,409)	1,260,986	$ (8,879,200)	$ 10,325,022

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	149,022	127,536	$ 1,222,878	$ 1,054,194
Reinvestment of distributions	5,728	10,120	44,910	80,252
Shares redeemed	(100,501)	(144,685)	(786,772)	(1,167,594)
Net increase (decrease)	54,249	(7,029)	$ 481,016	$ (33,148)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 71% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 6%; Class T designates 7%; Class B designates 11%; Class C designates 10%; of the dividends distributed in December 2014 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	0.1263	0.0263

Class T	12/08/2014	0.1163	0.0263

Class B	12/08/2014	0.0673	0.0263

Class C	12/08/2014	0.0793	0.0263

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIE-UANN-1215
1.853363.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is
a class of Fidelity®
Total International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Class I	-0.64%	4.06%	-0.81%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class I on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Manager Alex Zavratsky: For the year, the fund's share classes (excluding sales charges, if applicable) declined modestly but significantly outpaced the benchmark MSCI ACWI (All Country World Index) ex USA Index. Among sectors, performance versus the benchmark was helped by a substantial underweighting in the struggling energy sector. Security selection in financials, information technology and materials also were notable positives. In country terms, stock picking in various European countries added value, whereas an underweighting in Japan was a modest negative. A fair-value pricing adjustment detracted by 0.59 percentage points. Visa and Mastercard, two U.S.-based payment processors listed within the software & services industry, contributed, as did BGF Retail, a South Korean convenience-store retailer. The fund's underweighting and eventual sale of U.K.-based oil giant and index component Royal Dutch Shell further added value. In contrast, relative detractors included Sands China and Wynn Macau, which encountered significant business challenges. We sold both names in the first half of the period. Also hampering results was Turkey-based Coca-Cola Icecek Sanayi, which owns the Coca-Cola bottling franchise in various emerging markets. Anticipating a worse outlook for the company, we sold the fund's investment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$ 1,000.00	$ 942.00	$ 7.10
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 939.80	$ 8.31
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 938.90	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 938.40	$ 10.75
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.06%
Actual		$ 1,000.00	$ 943.30	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class I	1.16%
Actual		$ 1,000.00	$ 943.00	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	2.3	2.1
Nestle SA (Switzerland, Food Products)	2.1	2.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.3	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.2	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.1	1.0
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.1	0.9
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.0	0.8
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	1.0	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0	1.1
	13.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.5
Consumer Discretionary	16.1	15.3
Health Care	14.7	13.6
Consumer Staples	11.4	9.9
Information Technology	11.3	11.2
Industrials	11.1	11.8
Materials	4.9	5.7
Energy	2.9	3.4
Telecommunication Services	2.7	3.4
Utilities	1.9	1.3

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 2.7%
Amcor Ltd.	31,976	$ 308,850
Ansell Ltd.	36,338	517,089
CSL Ltd.	41,325	2,746,885
DuluxGroup Ltd.	21,387	89,416
Imdex Ltd. (a)	84,227	13,433
Macquarie Group Ltd.	11,325	685,716
RCG Corp. Ltd.	97,518	99,407
Sydney Airport unit	250,875	1,146,526
Telstra Corp. Ltd.	73,830	282,890
TFS Corp. Ltd.	55,935	69,823
Transurban Group unit	177,778	1,317,343
Westpac Banking Corp.	81,623	1,818,073
TOTAL AUSTRALIA		9,095,451
Austria - 0.4%
Andritz AG	23,972	1,207,325
Zumtobel AG	2,900	66,012
TOTAL AUSTRIA		1,273,337
Bailiwick of Jersey - 1.1%
Integrated Diagnostics Holdings PLC (a)	71,300	392,863
Shire PLC	30,080	2,277,985
Wolseley PLC	18,076	1,061,266
TOTAL BAILIWICK OF JERSEY		3,732,114
Belgium - 1.9%
Anheuser-Busch InBev SA NV	33,671	4,017,779
Gimv NV	1,019	47,881
KBC Ancora	4,781	189,898
KBC Groep NV	33,317	2,029,692
TOTAL BELGIUM		6,285,250
Bermuda - 0.5%
China Gas Holdings Ltd.	248,000	394,696
China Resource Gas Group Ltd.	124,000	340,138
Credicorp Ltd. (United States)	4,600	520,628
PAX Global Technology Ltd.	303,000	396,221
Petra Diamonds Ltd.	21,800	25,088
Vostok New Ventures Ltd. SDR (a)	9,260	59,070
TOTAL BERMUDA		1,735,841
Brazil - 1.2%
BB Seguridade Participacoes SA	64,000	441,431
Common Stocks - continued
	Shares	Value
Brazil - continued
Brasil Foods SA	36,900	$ 575,045
Cetip SA - Mercados Organizado	40,100	354,568
Cielo SA	51,480	488,697
FPC Par Corretora de Seguros	25,500	71,345
Kroton Educacional SA	178,800	457,136
Qualicorp SA	99,500	417,964
Smiles SA	40,400	315,318
Ultrapar Participacoes SA	25,700	446,487
Weg SA	94,900	354,348
TOTAL BRAZIL		3,922,339
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	14,373	21,936
Mail.Ru Group Ltd. GDR (Reg. S) (a)	18,700	364,650
TOTAL BRITISH VIRGIN ISLANDS		386,586
Canada - 0.5%
Cara Operations Ltd.	3,700	100,338
Imperial Oil Ltd.	17,900	595,617
McCoy Global, Inc.	15,800	35,766
New Look Vision Group, Inc.	2,600	59,651
Pason Systems, Inc.	37,100	545,889
Potash Corp. of Saskatchewan, Inc.	20,100	407,042
ShawCor Ltd. Class A	1,400	29,711
TOTAL CANADA		1,774,014
Cayman Islands - 2.1%
58.com, Inc. ADR (a)	8,200	430,418
Alibaba Group Holding Ltd. sponsored ADR (a)	16,100	1,349,663
ENN Energy Holdings Ltd.	78,000	446,834
Fu Shou Yuan International Group Ltd.	494,000	336,826
Hengan International Group Co. Ltd.	48,500	523,724
Shenzhou International Group Holdings Ltd.	79,000	389,310
Sino Biopharmaceutical Ltd.	340,000	422,518
TAL Education Group ADR (a)	10,100	388,345
Tencent Holdings Ltd.	127,600	2,405,181
Value Partners Group Ltd.	48,000	50,828
Vipshop Holdings Ltd. ADR (a)	18,400	377,568
TOTAL CAYMAN ISLANDS		7,121,215
China - 1.8%
Beijing Capital International Airport Co. Ltd. (H Shares)	378,000	404,592
China Life Insurance Co. Ltd. (H Shares)	121,000	436,336
Common Stocks - continued
	Shares	Value
China - continued
China Pacific Insurance (Group) Co. Ltd. (H Shares)	159,400	$ 634,953
Fuyao Glass Industries Group Co. Ltd. (a)	146,400	312,977
Inner Mongoli Yili Industries Co. Ltd.	138,900	349,387
Jiangsu Hengrui Medicine Co. Ltd.	47,430	393,525
Kweichow Moutai Co. Ltd.	11,840	399,763
PICC Property & Casualty Co. Ltd. (H Shares)	233,340	529,465
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	182,500	1,024,418
Shanghai International Airport Co. Ltd.	81,800	390,218
Weifu High-Technology Co. Ltd. (B Shares)	108,467	276,545
Zhengzhou Yutong Bus Co. Ltd.	109,150	375,945
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	62,000	401,353
TOTAL CHINA		5,929,477
Denmark - 1.4%
Jyske Bank A/S (Reg.) (a)	20,654	1,008,285
Novo Nordisk A/S Series B sponsored ADR	62,760	3,337,577
Spar Nord Bank A/S	12,631	121,052
Topdanmark A/S (a)	12,300	327,304
TOTAL DENMARK		4,794,218
Egypt - 0.1%
Commercial International Bank SAE sponsored GDR	72,000	421,200
Finland - 0.6%
Sampo Oyj (A Shares)	29,153	1,425,944
Tikkurila Oyj	21,880	401,567
TOTAL FINLAND		1,827,511
France - 6.6%
Atos Origin SA	14,974	1,194,620
AXA SA	69,506	1,854,984
Capgemini SA	16,802	1,497,136
Havas SA	85,186	739,094
Laurent-Perrier Group SA	759	65,761
LVMH Moet Hennessy - Louis Vuitton SA	1,925	358,376
Orange SA	71,800	1,265,955
Renault SA	6,811	642,093
Safran SA	20,714	1,573,312
Sanofi SA	30,785	3,105,463
Societe Generale Series A	28,000	1,300,410
Total SA (d)	80,020	3,869,674
Unibail-Rodamco	5,100	1,425,047
Vetoquinol SA	1,500	62,927
Common Stocks - continued
	Shares	Value
France - continued
VINCI SA	24,800	$ 1,673,914
Virbac SA	730	145,578
Vivendi SA	60,352	1,451,877
TOTAL FRANCE		22,226,221
Germany - 3.5%
alstria office REIT-AG	4,700	65,612
Axel Springer Verlag AG	9,300	522,996
BASF AG	25,907	2,122,401
Bayer AG	23,512	3,137,501
CompuGroup Medical AG	6,146	181,126
Continental AG	2,483	597,145
CTS Eventim AG	8,680	339,848
Fielmann AG	2,358	165,302
Fresenius SE & Co. KGaA	19,200	1,410,862
GEA Group AG	6,958	279,007
Linde AG	10,749	1,864,627
SAP AG	7,272	573,289
Wirecard AG	7,400	382,499
TOTAL GERMANY		11,642,215
Greece - 0.0%
Titan Cement Co. SA (Reg.)	3,144	68,973
Hong Kong - 1.3%
AIA Group Ltd.	440,600	2,583,384
CSPC Pharmaceutical Group Ltd.	414,000	385,453
Guangdong Investment Ltd.	272,000	382,530
Power Assets Holdings Ltd.	52,500	522,187
Techtronic Industries Co. Ltd.	98,000	358,256
TOTAL HONG KONG		4,231,810
India - 2.6%
Adani Ports & Special Economic Zone (a)	85,692	386,907
Amara Raja Batteries Ltd. (a)	23,398	322,574
Asian Paints India Ltd.	31,860	403,764
Axis Bank Ltd. (a)	43,505	315,084
Bharti Infratel Ltd. (a)	63,942	379,772
Colgate-Palmolive (India)	21,164	308,526
Exide Industries Ltd. (a)	132,621	302,551
HCL Technologies Ltd.	40,668	541,301
HDFC Bank Ltd. (a)	20,325	407,652
Housing Development Finance Corp. Ltd.	97,642	1,870,341
Common Stocks - continued
	Shares	Value
India - continued
IndusInd Bank Ltd.	23,714	$ 329,947
Jyothy Laboratories Ltd.	20,417	95,766
LIC Housing Finance Ltd. (a)	49,289	359,884
Lupin Ltd.	15,199	447,510
Maruti Suzuki India Ltd. (a)	4,873	331,429
Sun Pharmaceutical Industries Ltd. (a)	45,647	620,302
Tata Consultancy Services Ltd.	19,367	737,882
Titan Co. Ltd. (a)	64,860	351,863
Zee Entertainment Enterprises Ltd.	59,051	368,008
TOTAL INDIA		8,881,063
Indonesia - 0.9%
PT ACE Hardware Indonesia Tbk	7,719,100	375,779
PT Bank Central Asia Tbk	641,500	602,643
PT Bank Rakyat Indonesia Tbk	732,100	560,317
PT Matahari Department Store Tbk	325,700	392,139
PT Media Nusantara Citra Tbk	2,620,000	339,948
PT Surya Citra Media Tbk	1,657,100	352,389
PT Tower Bersama Infrastructure Tbk (a)	719,600	374,775
TOTAL INDONESIA		2,997,990
Ireland - 1.6%
Allergan PLC (a)	3,100	956,257
CRH PLC sponsored ADR	55,829	1,527,481
Dalata Hotel Group PLC (a)	9,900	49,207
FBD Holdings PLC	5,372	41,056
James Hardie Industries PLC:
CDI	15,656	202,668
sponsored ADR	132,225	1,738,759
Medtronic PLC	10,100	746,592
TOTAL IRELAND		5,262,020
Isle of Man - 0.1%
Playtech Ltd.	35,552	469,148
Israel - 0.9%
Azrieli Group	11,596	454,351
Check Point Software Technologies Ltd. (a)	4,100	348,254
Ituran Location & Control Ltd.	1,661	33,884
Sarine Technologies Ltd.	30,200	33,568
Strauss Group Ltd. (a)	6,659	95,398
Teva Pharmaceutical Industries Ltd. sponsored ADR	34,109	2,018,912
TOTAL ISRAEL		2,984,367
Common Stocks - continued
	Shares	Value
Italy - 1.1%
Azimut Holding SpA	22,414	$ 539,535
Banco di Desio e della Brianza SpA	19,000	65,020
Beni Stabili SpA SIIQ	255,326	210,296
Interpump Group SpA	53,691	791,154
Intesa Sanpaolo SpA	273,300	952,093
Mediaset SpA	120,600	612,694
Telecom Italia SpA (a)	361,000	503,625
TOTAL ITALY		3,674,417
Japan - 14.0%
Aoki Super Co. Ltd.	6,000	63,459
Artnature, Inc.	12,000	115,385
Asahi Co. Ltd.	7,500	73,666
Asia Securities Printing Co. Ltd.	11,000	81,075
Astellas Pharma, Inc.	241,900	3,511,053
Autobacs Seven Co. Ltd.	5,300	92,939
Azbil Corp.	7,500	189,219
Broadleaf Co. Ltd.	2,800	32,073
Coca-Cola Central Japan Co. Ltd.	27,200	382,279
Daiichikosho Co. Ltd.	3,100	103,391
Daikokutenbussan Co. Ltd.	5,000	171,761
DENSO Corp.	56,500	2,634,182
Dentsu, Inc.	21,800	1,225,555
East Japan Railway Co.	23,900	2,272,307
Fast Retailing Co. Ltd.	2,600	949,734
GCA Savvian Group Corp.	6,400	75,145
Glory Ltd.	4,900	123,967
Goldcrest Co. Ltd.	7,460	139,580
Hoya Corp.	61,000	2,517,273
Itochu Corp.	79,000	988,526
Iwatsuka Confectionary Co. Ltd.	800	41,351
Japan Digital Laboratory Co.	5,700	72,884
Japan Tobacco, Inc.	73,900	2,557,811
KDDI Corp.	50,500	1,222,016
Keyence Corp.	2,921	1,520,697
Kobayashi Pharmaceutical Co. Ltd.	2,000	155,057
Koshidaka Holdings Co. Ltd.	4,000	72,412
Lasertec Corp.	6,200	67,661
Makita Corp.	12,900	706,828
Medikit Co. Ltd.	2,100	62,618
Meiko Network Japan Co. Ltd.	2,700	32,055
Miraial Co. Ltd.	2,400	23,282
Common Stocks - continued
	Shares	Value
Japan - continued
Mitsubishi UFJ Financial Group, Inc.	372,800	$ 2,411,097
Mitsui Fudosan Co. Ltd.	55,000	1,496,751
Nagaileben Co. Ltd.	8,100	138,063
ND Software Co. Ltd.	6,000	69,259
Nihon Parkerizing Co. Ltd.	18,500	164,562
Nintendo Co. Ltd.	3,900	623,480
Nippon Prologis REIT, Inc.	253	444,921
Nippon Seiki Co. Ltd.	2,000	41,912
Nippon Telegraph & Telephone Corp.	43,400	1,591,105
NS Tool Co. Ltd.	3,800	65,977
OBIC Co. Ltd.	19,800	1,044,984
Olympus Corp.	23,900	806,179
ORIX Corp.	72,100	1,052,933
OSG Corp.	26,500	498,470
Paramount Bed Holdings Co. Ltd.	3,200	102,641
San-Ai Oil Co. Ltd.	11,000	84,019
Seven & i Holdings Co. Ltd.	23,200	1,053,856
Seven Bank Ltd.	464,800	2,117,887
Shinsei Bank Ltd.	386,000	809,354
SHO-BOND Holdings Co. Ltd.	22,100	877,702
Shoei Co. Ltd.	5,800	100,171
SK Kaken Co. Ltd.	1,000	97,395
Software Service, Inc.	1,600	60,309
Sony Corp.	29,700	844,235
Sony Financial Holdings, Inc.	47,800	856,700
Sumitomo Mitsui Financial Group, Inc.	45,700	1,823,141
Techno Medica Co. Ltd.	1,800	41,100
The Monogatari Corp.	1,500	63,769
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	74,067
TKC Corp.	4,000	94,286
Tocalo Co. Ltd.	2,800	56,205
Toyota Motor Corp.	46,600	2,854,923
Tsutsumi Jewelry Co. Ltd.	2,100	41,738
USS Co. Ltd.	122,900	2,169,662
Workman Co. Ltd.	1,900	117,092
Yamada Consulting Group Co. Ltd.	2,000	58,539
Yamato Kogyo Co. Ltd.	3,000	79,911
TOTAL JAPAN		47,205,636
Kenya - 0.2%
Safaricom Ltd.	4,194,300	589,791
Common Stocks - continued
	Shares	Value
Korea (South) - 2.3%
AMOREPACIFIC Corp.	1,794	$ 593,145
BGFretail Co. Ltd.	4,899	729,420
Coway Co. Ltd.	5,899	440,189
KEPCO Plant Service & Engineering Co. Ltd.	3,867	352,232
Leeno Industrial, Inc.	1,159	44,410
LG Chemical Ltd.	2,282	608,589
LG Household & Health Care Ltd.	639	529,996
NAVER Corp.	2,349	1,234,399
Samsung Electronics Co. Ltd.	2,749	3,303,317
TOTAL KOREA (SOUTH)		7,835,697
Luxembourg - 0.4%
Eurofins Scientific SA	1,000	362,060
RTL Group SA	7,027	607,361
Samsonite International SA	112,800	333,125
TOTAL LUXEMBOURG		1,302,546
Mexico - 1.7%
Banregio Grupo Financiero S.A.B. de CV	53,600	289,161
Consorcio ARA S.A.B. de CV (a)	249,855	93,632
Fomento Economico Mexicano S.A.B. de CV: unit	66,500	656,916
sponsored ADR	6,633	657,264
Gruma S.A.B. de CV Series B	26,500	408,944
Grupo Aeroportuario del Pacifico SA de CV Series B	43,100	388,187
Grupo Aeroportuario del Sureste SA de CV Series B	25,935	401,669
Grupo Aeroportuario Norte S.A.B. de CV	66,700	343,074
Grupo Financiero Banorte S.A.B. de CV Series O	118,900	640,288
Grupo GICSA SA de CV (a)	333,500	325,064
Infraestructura Energetica Nova S.A.B. de CV	67,300	324,525
Megacable Holdings S.A.B. de CV unit	96,000	365,860
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	33,700	422,551
Tenedora Nemak SA de CV (a)	275,600	398,605
TOTAL MEXICO		5,715,740
Netherlands - 2.0%
Aalberts Industries NV	7,600	247,085
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	58,600	319,201
Heijmans NV (Certificaten Van Aandelen) (a)	5,881	49,473
ING Groep NV (Certificaten Van Aandelen)	198,723	2,892,188
Koninklijke KPN NV	141,019	516,722
Common Stocks - continued
	Shares	Value
Netherlands - continued
Mylan N.V.	8,700	$ 383,583
PostNL NV (a)	74,300	306,880
RELX NV	108,169	1,849,642
VastNed Retail NV	4,790	233,079
TOTAL NETHERLANDS		6,797,853
Norway - 0.0%
Kongsberg Gruppen ASA	4,100	64,177
Philippines - 0.9%
Ayala Corp.	23,490	391,201
GT Capital Holdings, Inc.	12,765	358,216
International Container Terminal Services, Inc.	214,290	377,807
Jollibee Food Corp.	100,120	440,038
Robinsons Land Corp.	541,800	354,176
SM Investments Corp.	20,660	385,704
SM Prime Holdings, Inc.	874,700	402,756
Universal Robina Corp.	93,880	402,271
TOTAL PHILIPPINES		3,112,169
Russia - 0.2%
Magnit OJSC (a)	3,230	563,451
Singapore - 0.1%
UOL Group Ltd.	82,092	383,104
South Africa - 2.1%
Alexander Forbes Group Holding	72,146	45,459
Aspen Pharmacare Holdings Ltd.	21,100	473,885
Bidvest Group Ltd.	18,532	474,046
Clicks Group Ltd.	60,379	441,095
Discovery Ltd.	38,167	408,174
FirstRand Ltd.	159,700	586,109
Mr Price Group Ltd.	26,300	403,841
Naspers Ltd. Class N	17,900	2,621,815
Sanlam Ltd.	111,700	504,630
Steinhoff International Holdings Ltd.	96,300	589,463
Woolworths Holdings Ltd.	62,400	462,262
TOTAL SOUTH AFRICA		7,010,779
Spain - 2.6%
Amadeus IT Holding SA Class A	37,700	1,606,866
Hispania Activos Inmobiliarios SA (a)	38,400	578,504
Iberdrola SA	263,720	1,884,128
Inditex SA	85,664	3,212,705
Common Stocks - continued
	Shares	Value
Spain - continued
Mediaset Espana Comunicacion SA	52,300	$ 635,792
Merlin Properties Socimi SA	36,100	462,871
Prosegur Compania de Seguridad SA (Reg.)	92,476	411,849
TOTAL SPAIN		8,792,715
Sweden - 2.9%
ASSA ABLOY AB (B Shares)	118,500	2,357,330
Atlas Copco AB (A Shares) (d)	40,659	1,061,263
Fagerhult AB	50,855	869,057
H&M Hennes & Mauritz AB (B Shares)	32,638	1,269,450
Intrum Justitia AB	23,463	843,109
Nordea Bank AB	130,467	1,443,092
Sandvik AB	57,900	541,486
Svenska Handelsbanken AB (A Shares)	107,845	1,464,695
TOTAL SWEDEN		9,849,482
Switzerland - 8.4%
Compagnie Financiere Richemont SA Series A	4,136	354,652
Credit Suisse Group AG (e)(f)	66,373	1,527,630
Nestle SA	92,983	7,101,483
Novartis AG	86,316	7,819,260
Roche Holding AG (participation certificate)	16,701	4,534,303
Schindler Holding AG:
(participation certificate)	6,011	976,647
(Reg.)	2,251	366,190
Sika AG (Bearer)	90	295,372
Syngenta AG (Switzerland)	2,018	677,988
Tecan Group AG	600	81,825
UBS Group AG	144,815	2,900,644
Zurich Insurance Group AG	5,815	1,534,579
TOTAL SWITZERLAND		28,170,573
Taiwan - 1.8%
Addcn Technology Co. Ltd.	6,500	63,168
Advantech Co. Ltd.	52,000	374,003
Catcher Technology Co. Ltd.	46,000	453,411
ECLAT Textile Co. Ltd.	26,000	383,613
Giant Manufacturing Co. Ltd.	46,000	347,852
Largan Precision Co. Ltd.	6,870	536,438
Merida Industry Co. Ltd.	62,500	366,741
Taiwan Semiconductor Manufacturing Co. Ltd.	853,035	3,594,241
TOTAL TAIWAN		6,119,467
Common Stocks - continued
	Shares	Value
Thailand - 0.3%
Airports of Thailand PCL (For. Reg.)	51,200	$ 427,983
Bangkok Dusit Medical Services PCL (For. Reg.)	627,000	334,320
Thai Beverage PCL	666,200	320,355
TOTAL THAILAND		1,082,658
Turkey - 0.5%
Koc Holding A/S	91,000	410,990
TAV Havalimanlari Holding A/S	49,000	384,887
Tofas Turk Otomobil Fabrikasi A/S	49,916	329,589
Tupras Turkiye Petrol Rafinelleri A/S (a)	15,000	396,172
TOTAL TURKEY		1,521,638
United Arab Emirates - 0.2%
DP World Ltd.	19,778	399,713
First Gulf Bank PJSC	103,339	347,464
TOTAL UNITED ARAB EMIRATES		747,177
United Kingdom - 15.7%
AA PLC	19,973	85,259
Al Noor Hospitals Group PLC	1,200	21,755
Associated British Foods PLC	26,500	1,411,450
AstraZeneca PLC (United Kingdom)	33,388	2,127,903
Aviva PLC	183,905	1,374,428
Babcock International Group PLC	57,323	851,878
BAE Systems PLC	291,421	1,971,315
Barclays PLC	484,356	1,725,655
Bellway PLC	6,328	253,246
Berendsen PLC	61,555	972,655
BG Group PLC	48,500	766,229
BP PLC sponsored ADR	68,828	2,457,160
Britvic PLC	13,817	148,889
Bunzl PLC	43,632	1,250,421
Compass Group PLC	76,607	1,316,944
Dechra Pharmaceuticals PLC	9,100	136,007
Derwent London PLC	1,600	95,703
DP Poland PLC (a)	200,000	69,757
Elementis PLC	39,508	142,884
Great Portland Estates PLC	13,972	191,592
H&T Group PLC	10,000	30,215
Hilton Food Group PLC	5,400	38,710
Howden Joinery Group PLC	22,200	158,660
HSBC Holdings PLC sponsored ADR	58,966	2,303,802
Imperial Tobacco Group PLC	40,224	2,169,706
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Informa PLC	217,724	$ 1,906,454
InterContinental Hotel Group PLC	8,700	347,647
InterContinental Hotel Group PLC ADR	67,196	2,679,776
ITE Group PLC	29,900	64,647
ITV PLC	398,719	1,551,415
Johnson Matthey PLC	16,090	641,192
JUST EAT Ltd. (a)	14,240	93,517
Liberty Global PLC LiLAC:
Class A (a)	13,900	618,828
Class A (a)	4,450	171,859
Lloyds Banking Group PLC	2,410,900	2,736,401
Meggitt PLC	60,187	328,085
Micro Focus International PLC	34,100	660,261
Mondi PLC	18,300	424,298
National Grid PLC	119,880	1,707,677
NMC Health PLC	24,000	281,928
Prudential PLC	130,848	3,056,151
Reckitt Benckiser Group PLC	35,751	3,488,959
Rightmove PLC	7,500	443,865
Rio Tinto PLC	55,584	2,025,774
Rolls-Royce Group PLC	43,252	457,369
SABMiller PLC	39,863	2,455,039
Shaftesbury PLC	41,837	606,584
Spectris PLC	7,170	184,258
Spirax-Sarco Engineering PLC	6,199	290,609
Taylor Wimpey PLC	29,400	89,740
Ted Baker PLC	3,375	157,492
Topps Tiles PLC	29,400	65,945
Ultra Electronics Holdings PLC	5,901	153,102
Unite Group PLC	67,977	696,876
Vodafone Group PLC sponsored ADR	66,926	2,206,550
TOTAL UNITED KINGDOM		52,664,521
United States of America - 9.2%
A.O. Smith Corp.	4,900	376,418
Alphabet, Inc.:
Class A (a)	2,180	1,607,510
Class C	542	385,259
Altria Group, Inc.	13,200	798,204
ANSYS, Inc. (a)	500	47,655
Apple, Inc.	3,300	394,350
Autoliv, Inc.	13,854	1,679,659
Common Stocks - continued
	Shares	Value
United States of America - continued
Berkshire Hathaway, Inc. Class B (a)	8,216	$ 1,117,540
BorgWarner, Inc.	17,694	757,657
Broadridge Financial Solutions, Inc.	1,340	79,837
Chevron Corp.	7,400	672,512
China Biologic Products, Inc. (a)	10,700	1,219,158
Cognizant Technology Solutions Corp. Class A (a)	5,100	347,361
Constellation Brands, Inc. Class A (sub. vtg.)	9,100	1,226,680
Domino's Pizza, Inc.	4,000	426,680
Ecolab, Inc.	3,000	361,050
Edgewell Personal Care Co. (a)	5,600	474,376
Facebook, Inc. Class A (a)	3,100	316,107
International Flavors & Fragrances, Inc.	3,000	348,180
Kennedy-Wilson Holdings, Inc.	7,473	183,238
Martin Marietta Materials, Inc.	4,870	755,581
MasterCard, Inc. Class A	27,690	2,741,033
McGraw Hill Financial, Inc.	19,500	1,806,480
MercadoLibre, Inc. (d)	3,600	354,132
Mettler-Toledo International, Inc. (a)	1,220	379,408
Mohawk Industries, Inc. (a)	8,715	1,703,783
Moody's Corp.	9,200	884,672
NIKE, Inc. Class B	2,500	327,575
Philip Morris International, Inc.	17,300	1,529,320
PPG Industries, Inc.	3,500	364,910
PriceSmart, Inc.	8,685	746,736
ResMed, Inc.	11,220	646,384
ResMed, Inc. CDI	83,728	475,587
Sherwin-Williams Co.	2,700	720,441
SS&C Technologies Holdings, Inc.	21,954	1,627,889
Visa, Inc. Class A	39,424	3,058,514
TOTAL UNITED STATES OF AMERICA		30,941,876
TOTAL COMMON STOCKS (Cost $282,399,968)		331,207,827
Nonconvertible Preferred Stocks - 0.5%

Brazil - 0.2%
Ambev SA sponsored ADR	157,100	765,077
Nonconvertible Preferred Stocks - continued
	Shares	Value
Germany - 0.3%
Sartorius AG (non-vtg.)	1,150	$ 260,254
Volkswagen AG	4,790	574,968
TOTAL GERMANY		835,222
United Kingdom - 0.0%
Rolls-Royce Group PLC	4,009,460	6,181
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,079,611)		1,606,480
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.18% (b)	4,847,966	4,847,966
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	1,178,838	1,178,838
TOTAL MONEY MARKET FUNDS (Cost $6,026,804)		6,026,804
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $290,506,383)		338,841,111
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(2,647,738)
NET ASSETS - 100%		$ 336,193,373
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,527,630 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 1,573,804
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,824
Fidelity Securities Lending Cash Central Fund	66,496
Total	$ 73,320
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,054,675	$ 32,872,185	$ 21,182,490	$ -
Consumer Staples	38,629,594	17,080,622	21,548,972	-
Energy	9,899,236	5,179,314	4,719,922	-
Financials	72,564,874	29,512,803	43,052,071	-
Health Care	50,571,004	15,643,544	34,927,460	-
Industrials	37,121,641	17,589,943	19,531,698	-
Information Technology	37,989,345	26,072,664	11,916,681	-
Materials	17,048,022	10,717,970	6,330,052	-
Telecommunication Services	8,933,201	2,796,341	6,136,860	-
Utilities	6,002,715	2,208,653	3,794,062	-
Money Market Funds	6,026,804	6,026,804	-	-
Total Investments in Securities:	$ 338,841,111	$ 165,700,843	$ 173,140,268	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,750,246
Level 2 to Level 1	$ 5,233,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,139,521) - See accompanying schedule: Unaffiliated issuers (cost $284,479,579)	$ 332,814,307
Fidelity Central Funds (cost $6,026,804)	6,026,804
Total Investments (cost $290,506,383)		$ 338,841,111
Cash		1,590
Foreign currency held at value (cost $175,669)		175,634
Receivable for investments sold		1,013,105
Receivable for fund shares sold		44,564
Dividends receivable		857,236
Distributions receivable from Fidelity Central Funds		1,951
Prepaid expenses		952
Receivable from investment adviser for expense reductions		1,548
Other receivables		19,861
Total assets		340,957,552

Liabilities
Payable for investments purchased
Regular delivery	$ 1,536,109
Delayed delivery	1,527,630
Payable for fund shares redeemed	123,606
Accrued management fee	222,046
Distribution and service plan fees payable	10,393
Other affiliated payables	48,898
Other payables and accrued expenses	116,659
Collateral on securities loaned, at value	1,178,838
Total liabilities		4,764,179

Net Assets		$ 336,193,373
Net Assets consist of:
Paid in capital		$ 314,144,944
Undistributed net investment income		3,560,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,842,964)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,330,956
Net Assets		$ 336,193,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,162,555 ÷ 1,176,591 shares)	$ 7.79

Maximum offering price per share (100/94.25 of $7.79)	$ 8.27
Class T:
Net Asset Value and redemption price per share ($13,961,648 ÷ 1,786,816 shares)	$ 7.81

Maximum offering price per share (100/96.50 of $7.81)	$ 8.09
Class B:
Net Asset Value and offering price per share ($120,373 ÷ 15,363 shares)A	$ 7.84

Class C:
Net Asset Value and offering price per share ($3,311,463 ÷ 426,307 shares)A	$ 7.77

Total International Equity:
Net Asset Value, offering price and redemption price per share ($307,035,025 ÷ 39,274,070 shares)	$ 7.82

Class I:
Net Asset Value, offering price and redemption price per share ($2,602,309 ÷ 334,453 shares)	$ 7.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,666,142
Interest		9
Income from Fidelity Central Funds		73,320
Income before foreign taxes withheld		8,739,471
Less foreign taxes withheld		(693,695)
Total income		8,045,776

Expenses
Management fee
Basic fee	$ 2,445,747
Performance adjustment	351,396
Transfer agent fees	439,574
Distribution and service plan fees	123,737
Accounting and security lending fees	181,662
Custodian fees and expenses	211,850
Independent trustees' compensation	1,490
Registration fees	75,502
Audit	84,991
Legal	902
Miscellaneous	2,736
Total expenses before reductions	3,919,587
Expense reductions	(44,429)	3,875,158
Net investment income (loss)		4,170,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $103,574)	(5,650,183)
Foreign currency transactions	(202,557)
Total net realized gain (loss)		(5,852,740)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $193,627)	(608,996)
Assets and liabilities in foreign currencies	50,417
Total change in net unrealized appreciation (depreciation)		(558,579)
Net gain (loss)		(6,411,319)
Net increase (decrease) in net assets resulting from operations		$ (2,240,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,170,618	$ 7,173,996
Net realized gain (loss)	(5,852,740)	5,639,847
Change in net unrealized appreciation (depreciation)	(558,579)	(11,137,910)
Net increase (decrease) in net assets resulting from operations	(2,240,701)	1,675,933
Distributions to shareholders from net investment income	(5,482,469)	(5,090,375)
Distributions to shareholders from net realized gain	(1,726,810)	(7,679,276)
Total distributions	(7,209,279)	(12,769,651)
Share transactions - net increase (decrease)	(4,678,824)	13,925,925
Redemption fees	1,289	3,247
Total increase (decrease) in net assets	(14,127,515)	2,835,454

Net Assets
Beginning of period	350,320,888	347,485,434
End of period (including undistributed net investment income of $3,560,437 and undistributed net investment income of $5,238,848, respectively)	$ 336,193,373	$ 350,320,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 8.27	$ 7.31	$ 6.67	$ 7.36
Income from Investment Operations
Net investment income (loss)C	.07	.13	.09	.13	.11
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.69)
Total from investment operations	(.07)	.01	1.33	.72	(.58)
Distributions from net investment income	(.10)	(.10)	(.13)	(.08)	(.09)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.14)	(.28)	(.37) H	(.08)	(.11)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.79	$ 8.00	$ 8.27	$ 7.31	$ 6.67
Total ReturnA, B	(.89)%	.19%	19.00%	10.88%	(8.03)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.48%	1.44%	1.50%	1.57%	1.73%
Expenses net of fee waivers, if any	1.45%	1.44%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.44%	1.43%	1.42%	1.42%
Net investment income (loss)	.86%	1.63%	1.21%	1.88%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,163	$ 9,164	$ 9,034	$ 5,767	$ 4,307
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 8.32	$ 7.37	$ 6.73	$ 7.41
Income from Investment Operations
Net investment income (loss) C	.05	.11	.07	.11	.09
Net realized and unrealized gain (loss)	(.15)	(.12)	1.25	.59	(.68)
Total from investment operations	(.10)	(.01)	1.32	.70	(.59)
Distributions from net investment income	(.09)	(.09)	(.13)	(.06)	(.07)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.13)	(.27)	(.37) H	(.06)	(.09)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.81	$ 8.04	$ 8.32	$ 7.37	$ 6.73
Total ReturnA, B	(1.26)%	(.06)%	18.73%	10.52%	(8.08)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.70%	1.68%	1.75%	1.84%	2.02%
Expenses net of fee waivers, if any	1.70%	1.68%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.68%	1.67%	1.67%	1.67%
Net investment income (loss)	.61%	1.38%	.96%	1.63%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,962	$ 10,282	$ 7,909	$ 2,348	$ 997
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.05	$ 8.31	$ 7.33	$ 6.68	$ 7.37
Income from Investment Operations
Net investment income (loss) C	.01	.07	.04	.08	.05
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.68)
Total from investment operations	(.13)	(.05)	1.28	.67	(.63)
Distributions from net investment income	(.04)	(.03)	(.05)	(.02)	(.04)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.08)	(.21)	(.30)	(.02)	(.06)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.84	$ 8.05	$ 8.31	$ 7.33	$ 6.68
Total ReturnA, B	(1.62)%	(.56)%	18.05%	10.05%	(8.66)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.26%	2.22%	2.26%	2.34%	2.51%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.18%	2.17%	2.17%
Net investment income (loss)	.11%	.87%	.46%	1.13%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120	$ 168	$ 192	$ 220	$ 254
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.00	$ 8.28	$ 7.31	$ 6.67	$ 7.36
Income from Investment Operations
Net investment income (loss) C	.01	.07	.04	.08	.05
Net realized and unrealized gain (loss)	(.15)	(.12)	1.25	.58	(.69)
Total from investment operations	(.14)	(.05)	1.29	.66	(.64)
Distributions from net investment income	(.05)	(.05)	(.08)	(.02)	(.03)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.09)	(.23)	(.32) H	(.02)	(.05)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 7.77	$ 8.00	$ 8.28	$ 7.31	$ 6.67
Total ReturnA, B	(1.73)%	(.57)%	18.30%	9.98%	(8.72)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.26%	2.22%	2.26%	2.31%	2.51%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.20%	2.18%	2.17%	2.17%
Net investment income (loss)	.11%	.87%	.46%	1.13%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,311	$ 4,028	$ 3,584	$ 2,737	$ 1,396
Portfolio turnover rateE	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 8.29	$ 7.32	$ 6.69	$ 7.37
Income from Investment Operations
Net investment income (loss) B	.10	.16	.12	.15	.12
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.58	(.68)
Total from investment operations	(.04)	.04	1.36	.73	(.56)
Distributions from net investment income	(.13)	(.12)	(.15)	(.10)	(.10)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.17)	(.30)	(.39)G	(.10)	(.12)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 7.82	$ 8.03	$ 8.29	$ 7.32	$ 6.69
Total ReturnA	(.51)%	.55%	19.48%	11.03%	(7.70)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.07%	1.04%	1.09%	1.16%	1.42%
Expenses net of fee waivers, if any	1.07%	1.04%	1.09%	1.16%	1.20%
Expenses net of all reductions	1.06%	1.04%	1.07%	1.13%	1.17%
Net investment income (loss)	1.24%	2.03%	1.57%	2.16%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 307,035	$ 324,438	$ 324,395	$ 281,979	$ 131,338
Portfolio turnover rateD	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total International Equity Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 7.99	$ 8.26	$ 7.30	$ 6.67	$ 7.35
Income from Investment Operations
Net investment income (loss) B	.09	.15	.11	.14	.12
Net realized and unrealized gain (loss)	(.14)	(.12)	1.24	.59	(.68)
Total from investment operations	(.05)	.03	1.35	.73	(.56)
Distributions from net investment income	(.12)	(.12)	(.15)	(.10)	(.10)
Distributions from net realized gain	(.04)	(.18)	(.25)	-	(.02)
Total distributions	(.16)	(.30)	(.39) G	(.10)	(.12)
Redemption fees added to paid in capitalB, F	-	-	-	-	-
Net asset value, end of period	$ 7.78	$ 7.99	$ 8.26	$ 7.30	$ 6.67
Total ReturnA	(.64)%	.37%	19.40%	11.06%	(7.72)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.17%	1.15%	1.21%	1.27%	1.48%
Expenses net of fee waivers, if any	1.17%	1.15%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.16%	1.15%	1.18%	1.17%	1.17%
Net investment income (loss)	1.14%	1.91%	1.46%	2.13%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,602	$ 2,240	$ 2,372	$ 1,514	$ 197
Portfolio turnover rateD	53%	85%	89%	110%	75%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.005 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Class I shares (formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 , including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 61,829,134
Gross unrealized depreciation	(15,260,483)
Net unrealized appreciation (depreciation) on securities	$ 46,568,651
Tax Cost	$ 292,272,460

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,561,043
Capital loss carryforward	$ (28,076,887)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,594,811

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (13,607,298)
2019	(8,855,997)
Total with expiration	$ (22,463,295)
No expiration Short-term	(5,613,592)
Total Capital Loss carryforward	$ (28,076,887)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the fund will be limited by approximately $4,535,766 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 5,482,470	$ 9,375,496
Long-term Capital Gains	1,726,809	3,394,155
Total	$ 7,209,279	$ 12,769,651

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $182,056,661 and $189,209,209, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 22,038	$ 1,374
Class T	.25%	.25%	63,171	-
Class B	.75%	.25%	1,553	1,165
Class C	.75%	.25%	36,975	5,847
			$ 123,737	$ 8,386

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 3,738
Class T	1,496
Class BA	66
Class C A	383
$ 5,683

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 23,946.27
Class T	30,834.24
Class B	468.30
Class C	11,173.30
Total International Equity	367,738.11
Class I	5,415.21
	$ 439,574

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $462 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $504 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $66,496, including $53 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 2,649
Class B	2.20%	93
Class C	2.20%	2,440
		$ 5,182

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,729 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,440 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 195
Class T	195
Class C	10
Total International Equity	7,625
Class I	53
$ 8,078

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 113,499	$ 114,661
Class T	118,041	92,140
Class B	852	757
Class C	26,493	24,034
Total International Equity	5,189,901	4,825,256
Class I	33,683	33,527
Total	$ 5,482,469	$ 5,090,375

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net realized gain
Class A	$ 45,400	$ 201,491
Class T	52,463	179,326
Class B	832	4,154
Class C	19,994	83,657
Total International Equity	1,596,893	7,158,781
Class I	11,228	51,867
Total	$ 1,726,810	$ 7,679,276

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	302,437	232,039	$ 2,413,258	$ 1,877,334
Reinvestment of distributions	20,115	38,586	158,306	306,762
Shares redeemed	(290,995)	(217,382)	(2,277,557)	(1,752,622)
Net increase (decrease)	31,557	53,243	$ 294,007	$ 431,474
Class T
Shares sold	824,018	525,401	$ 6,637,966	$ 4,252,382
Reinvestment of distributions	21,537	33,829	170,355	270,968
Shares redeemed	(337,655)	(230,852)	(2,691,540)	(1,883,437)
Net increase (decrease)	507,900	328,378	$ 4,116,781	$ 2,639,913
Class B
Shares sold	2,293	2,568	$ 19,363	$ 21,032
Reinvestment of distributions	210	604	1,675	4,866
Shares redeemed	(7,999)	(5,357)	(62,934)	(43,506)
Net increase (decrease)	(5,496)	(2,185)	$ (41,896)	$ (17,608)
Class C
Shares sold	142,460	174,035	$ 1,136,553	$ 1,421,548
Reinvestment of distributions	4,767	10,201	37,661	81,608
Shares redeemed	(224,769)	(113,485)	(1,823,746)	(922,884)
Net increase (decrease)	(77,542)	70,751	$ (649,532)	$ 580,272
Total International Equity
Shares sold	6,834,390	7,329,051	$ 54,586,662	$ 59,640,689
Reinvestment of distributions	851,193	1,486,031	6,698,889	11,828,806
Shares redeemed	(8,793,992)	(7,554,096)	(70,164,751)	(61,144,473)
Net increase (decrease)	(1,108,409)	1,260,986	$ (8,879,200)	$ 10,325,022

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class I
Shares sold	149,022	127,536	$ 1,222,878	$ 1,054,194
Reinvestment of distributions	5,728	10,120	44,910	80,252
Shares redeemed	(100,501)	(144,685)	(786,772)	(1,167,594)
Net increase (decrease)	54,249	(7,029)	$ 481,016	$ (33,148)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 71% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class I designates 5% of the dividends distributed in December 2014 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	0.1463	0.0263

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIEI-UANN-1215
1.853356.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Global Equity Income

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Fidelity® Global Equity Income	2.93%	10.59%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Following an August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the 12 months ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by the strength of the U.S. dollar relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. For example, the emerging-markets group returned -15% this period. Canada, a significant energy producer, returned about -17%. Conversely, net energy consumer Japan (+9%) proved the best-performing region by far. Only about a quarter of the nearly 50 countries in the index managed a gain: Israel (+17%) and fast-growing Ireland (+12%) performed best; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-22%) and materials (-12%) declined sharply, while consumer discretionary (+13%) saw a gain driven largely by demand in the United States (+5%).

Comments from Portfolio Manager Ramona Persaud: For the year, the fund achieved a modest gain, outpacing the benchmark MSCI ACWI Index. Against an uptick in global macroeconomic volatility, investors generally favored the value- and quality-oriented investments pursued by the fund, which helped it to outperform. From a geographical perspective, positioning in emerging markets - China, Taiwan and South Africa, in particular - was a plus, as were stock picks in the United Kingdom. Stock picking in the U.S. was the biggest drag on results. Looking at individual names, a non-index stake in WH Smith was one of the biggest contributors. The U.K.-based chain of retail and online shops sells reading material, gifts and snacks to air and rail travelers on the go. The stock benefited from the firm's growing international-travel sales and improving overall business mix. On the flip side, an overweighting in integrated-oil giant Chevron proved a large detractor. Chevron, one of the fund's largest holdings, suffered along with the entire sector as energy prices collapsed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Actual	1.13%	$ 1,000.00	$ 971.60	$ 5.62
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.7	94.7
Bonds	0.0	0.0
Short-Term Investments and Net Other Assets (Liabilities)	4.3	5.3
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co. (United States of America, Banks)	2.7	2.0
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.6	2.1
Johnson & Johnson (United States of America, Pharmaceuticals)	2.4	1.7
General Electric Co. (United States of America, Industrial Conglomerates)	2.4	0.9
Accenture PLC Class A (Ireland, IT Services)	1.8	1.3
Microsoft Corp. (United States of America, Software)	1.8	1.4
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.8	1.8
CVS Health Corp. (United States of America, Food & Staples Retailing)	1.8	1.6
Wells Fargo & Co. (United States of America, Banks)	1.8	1.6
Target Corp. (United States of America, Multiline Retail)	1.8	1.1
	20.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	19.3
Information Technology	17.0	13.7
Consumer Staples	14.5	10.6
Health Care	13.4	14.3
Consumer Discretionary	13.3	16.9
Industrials	6.6	7.4
Energy	5.1	5.3
Telecommunication Services	3.2	3.6
Materials	1.9	2.7
Utilities	0.0	0.9
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 0.5%
Telstra Corp. Ltd.	82,158	$ 314,800
Bailiwick of Jersey - 1.9%
Shire PLC	8,800	666,432
Wolseley PLC	10,957	643,300
TOTAL BAILIWICK OF JERSEY		1,309,732
Belgium - 0.6%
Anheuser-Busch InBev SA NV	3,600	429,569
Canada - 3.3%
Constellation Software, Inc.	900	388,880
Fairfax Financial Holdings Ltd. (sub. vtg.)	741	364,901
Potash Corp. of Saskatchewan, Inc.	15,300	309,838
PrairieSky Royalty Ltd.	5,200	102,322
Suncor Energy, Inc.	36,800	1,095,050
TOTAL CANADA		2,260,991
Cayman Islands - 0.3%
SITC International Holdings Co. Ltd.	465,000	238,679
Chile - 0.4%
Vina San Pedro SA	31,442,848	247,887
France - 2.9%
Cegedim SA (a)	6,000	212,782
Renault SA	6,500	612,774
Sanofi SA	11,233	1,133,139
TOTAL FRANCE		1,958,695
Germany - 1.0%
AURELIUS AG	8,199	365,871
Muenchener Rueckversicherungs AG	1,500	299,091
TOTAL GERMANY		664,962
Hong Kong - 1.9%
HKT Trust/HKT Ltd. unit	378,600	451,074
Techtronic Industries Co. Ltd.	224,000	818,872
TOTAL HONG KONG		1,269,946
Indonesia - 0.5%
PT Bank Central Asia Tbk	381,200	358,110
Ireland - 4.1%
Accenture PLC Class A	11,740	1,258,528
Common Stocks - continued
	Shares	Value
Ireland - continued
Greencore Group PLC	111,886	$ 520,900
Medtronic PLC	13,500	997,920
TOTAL IRELAND		2,777,348
Isle of Man - 1.2%
Optimal Payments PLC (a)	103,000	482,706
Playtech Ltd.	26,662	351,834
TOTAL ISLE OF MAN		834,540
Israel - 3.2%
Bezeq The Israel Telecommunication Corp. Ltd.	251,000	539,671
Cellcom Israel Ltd. (Israel) (a)	33,580	249,953
Partner Communications Co. Ltd. (a)	13,106	59,481
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	4,496	211,486
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,450	1,092,056
TOTAL ISRAEL		2,152,647
Italy - 0.2%
Astaldi SpA (e)	17,653	142,097
Japan - 11.1%
A/S One Corp.	9,400	333,669
Astellas Pharma, Inc.	65,000	943,441
Broadleaf Co. Ltd.	7,400	84,764
Daiichikosho Co. Ltd.	18,400	613,678
Daito Trust Construction Co. Ltd.	4,800	519,582
Hoya Corp.	22,600	932,629
Japan Tobacco, Inc.	11,900	411,880
KDDI Corp.	20,200	488,806
NEC Corp.	155,000	478,172
Olympus Corp.	15,300	516,089
ORIX Corp.	15,600	227,819
Shinsei Bank Ltd.	245,000	513,709
Sony Corp.	15,300	434,909
Suzuki Motor Corp.	12,000	392,922
Tsuruha Holdings, Inc.	4,300	340,663
United Arrows Ltd.	7,400	318,799
TOTAL JAPAN		7,551,531
Netherlands - 1.3%
Altice NV Class A (a)	16,500	285,772
LyondellBasell Industries NV Class A	6,500	603,915
TOTAL NETHERLANDS		889,687
Common Stocks - continued
	Shares	Value
Singapore - 0.6%
United Overseas Bank Ltd.	26,919	$ 390,885
South Africa - 1.2%
Capitec Bank Holdings Ltd.	9,500	410,850
EOH Holdings Ltd.	17,400	192,369
Lewis Group Ltd.	54,500	235,816
TOTAL SOUTH AFRICA		839,035
Sweden - 0.9%
Intrum Justitia AB	400	14,373
Nordea Bank AB	26,000	287,585
Sandvik AB	31,600	295,526
TOTAL SWEDEN		597,484
Switzerland - 1.7%
ACE Ltd.	3,700	420,098
Banque Cantonale Vaudoise	630	388,153
Sika AG (Bearer)	100	328,191
TOTAL SWITZERLAND		1,136,442
Taiwan - 1.8%
King's Town Bank	120,000	95,734
Taiwan Semiconductor Manufacturing Co. Ltd.	268,000	1,129,211
TOTAL TAIWAN		1,224,945
United Kingdom - 13.0%
British American Tobacco PLC (United Kingdom)	16,400	974,318
Hilton Food Group PLC	56,200	402,866
Howden Joinery Group PLC	22,600	161,519
Imperial Tobacco Group PLC	16,356	882,252
ITV PLC	201,300	783,258
Lloyds Banking Group PLC	824,800	936,158
Micro Focus International PLC	49,100	950,699
Reckitt Benckiser Group PLC	5,245	511,862
SABMiller PLC	6,000	369,522
St. James's Place Capital PLC	26,639	396,088
Standard Chartered PLC (United Kingdom)	175	1,946
Tesco PLC	91,535	258,156
The Restaurant Group PLC	16,100	177,958
Vodafone Group PLC	5,956	19,601
WH Smith PLC	44,352	1,165,760
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Whitbread PLC	5,099	$ 390,358
William Hill PLC	86,985	424,424
TOTAL UNITED KINGDOM		8,806,745
United States of America - 41.9%
American Tower Corp.	6,460	660,406
Amgen, Inc.	3,620	572,612
Apple, Inc.	14,650	1,750,675
Bank of America Corp.	56,280	944,378
BWX Technologies, Inc.	21,500	608,450
Chevron Corp.	13,365	1,214,611
Comcast Corp. Class A	10,100	632,462
Community Trust Bancorp, Inc.	4,797	165,353
CVB Financial Corp.	26,810	467,835
CVS Health Corp.	12,200	1,205,116
Danaher Corp.	6,800	634,508
Deere & Co.	4,400	343,200
Diamond Hill Investment Group, Inc.	2,500	500,125
Dr. Pepper Snapple Group, Inc.	6,341	566,695
EMC Corp.	23,300	610,926
Exxon Mobil Corp.	12,830	1,061,554
First NBC Bank Holding Co. (a)	2,200	81,818
General Electric Co.	56,500	1,633,980
HP, Inc.	16,000	431,360
IBM Corp.	6,170	864,294
Johnson & Johnson	16,300	1,646,789
JPMorgan Chase & Co.	28,430	1,826,628
Lakeland Financial Corp.	8,488	381,366
McGraw Hill Financial, Inc.	5,740	531,754
Microsoft Corp.	23,464	1,235,145
Oracle Corp.	24,726	960,358
PepsiCo, Inc.	8,400	858,396
PJT Partners, Inc. (a)	222	4,773
Procter & Gamble Co.	11,900	908,922
SunTrust Banks, Inc.	12,600	523,152
Target Corp.	15,500	1,196,290
The Coca-Cola Co.	17,500	741,125
U.S. Bancorp	19,580	825,884
VF Corp.	3,820	257,926
Common Stocks - continued
	Shares	Value
United States of America - continued
Wells Fargo & Co.	22,157	$ 1,199,580
Western Digital Corp.	6,500	434,330
TOTAL UNITED STATES OF AMERICA		28,482,776
TOTAL COMMON STOCKS (Cost $60,596,033)		64,879,533
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
Volkswagen AG (Cost $160,068)	1,100	132,039
Nonconvertible Bonds - 0.0%
Principal Amount (d)
Canada - 0.0%
Constellation Software, Inc. 8.5% 3/31/40 (f) (Cost $2,060)	CAD	2,400	2,111
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	2,833,416	2,833,416
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	37,840	37,840
TOTAL MONEY MARKET FUNDS (Cost $2,871,256)		2,871,256
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $63,629,417)		67,884,939
NET OTHER ASSETS (LIABILITIES) - 0.1%		40,633
NET ASSETS - 100%		$ 67,925,572
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,814
Fidelity Securities Lending Cash Central Fund	12,323
Total	$ 17,137
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 9,035,536	$ 5,899,893	$ 3,135,643	$ -
Consumer Staples	9,841,615	6,915,167	2,926,448	-
Energy	3,473,537	3,473,537	-	-
Financials	14,089,632	10,844,278	3,245,354	-
Health Care	9,047,558	4,522,159	4,525,399	-
Industrials	4,554,113	3,672,134	881,979	-
Information Technology	11,604,251	9,912,104	1,692,147	-
Materials	1,241,944	1,241,944	-	-
Telecommunication Services	2,123,386	849,105	1,274,281	-
Corporate Bonds	2,111	-	2,111	-
Money Market Funds	2,871,256	2,871,256	-	-
Total Investments in Securities:	$ 67,884,939	$ 50,201,577	$ 17,683,362	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $35,579) - See accompanying schedule: Unaffiliated issuers (cost $60,758,161)	$ 65,013,683
Fidelity Central Funds (cost $2,871,256)	2,871,256
Total Investments (cost $63,629,417)		$ 67,884,939
Foreign currency held at value (cost $11,442)		11,157
Receivable for investments sold		97,904
Receivable for fund shares sold		18,718
Dividends receivable		143,226
Interest receivable		14
Distributions receivable from Fidelity Central Funds		214
Prepaid expenses		189
Other receivables		7,096
Total assets		68,163,457

Liabilities
Payable for fund shares redeemed	$ 93,700
Accrued management fee	38,969
Transfer agent fee payable	14,164
Audit fee payable	43,042
Other affiliated payables	2,885
Other payables and accrued expenses	7,285
Collateral on securities loaned, at value	37,840
Total liabilities		237,885

Net Assets		$ 67,925,572
Net Assets consist of:
Paid in capital		$ 62,762,271
Undistributed net investment income		89,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		820,308
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,253,492
Net Assets, for 5,602,450 shares outstanding		$ 67,925,572
Net Asset Value, offering price and redemption price per share ($67,925,572 ÷ 5,602,450 shares)		$ 12.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,619,986
Interest		169
Income from Fidelity Central Funds		17,137
Income before foreign taxes withheld		1,637,292
Less foreign taxes withheld		(92,136)
Total income		1,545,156

Expenses
Management fee	$ 447,200
Transfer agent fees	141,706
Accounting and security lending fees	33,276
Custodian fees and expenses	17,372
Independent trustees' compensation	266
Registration fees	34,860
Audit	64,513
Legal	145
Miscellaneous	663
Total expenses before reductions	740,001
Expense reductions	(7,826)	732,175
Net investment income (loss)		812,981
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,111,313
Foreign currency transactions	(19,391)
Total net realized gain (loss)		1,091,922
Change in net unrealized appreciation (depreciation) on: Investment securities	(622,014)
Assets and liabilities in foreign currencies	(488)
Total change in net unrealized appreciation (depreciation)		(622,502)
Net gain (loss)		469,420
Net increase (decrease) in net assets resulting from operations		$ 1,282,401

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 812,981	$ 1,044,727
Net realized gain (loss)	1,091,922	4,719,176
Change in net unrealized appreciation (depreciation)	(622,502)	(1,539,214)
Net increase (decrease) in net assets resulting from operations	1,282,401	4,224,689
Distributions to shareholders from net investment income	(855,399)	(913,090)
Distributions to shareholders from net realized gain	(3,941,634)	(995,008)
Total distributions	(4,797,033)	(1,908,098)
Share transactions
Proceeds from sales of shares	33,328,285	24,314,257
Reinvestment of distributions	4,498,152	1,764,689
Cost of shares redeemed	(18,426,196)	(18,632,872)
Net increase (decrease) in net assets resulting from share transactions	19,400,241	7,446,074
Redemption fees	1,475	4,623
Total increase (decrease) in net assets	15,887,084	9,767,288

Net Assets
Beginning of period	52,038,488	42,271,200
End of period (including undistributed net investment income of $89,501 and undistributed net investment income of $79,937, respectively)	$ 67,925,572	$ 52,038,488
Other Information Shares
Sold	2,706,849	1,926,789
Issued in reinvestment of distributions	370,373	143,562
Redeemed	(1,519,683)	(1,491,182)
Net increase (decrease)	1,557,539	579,169

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Global Equity Income Fund

Years ended October 31,	2015	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.87	$ 12.20	$ 10.16	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.28G	.22	.08
Net realized and unrealized gain (loss)	.21	.92	2.06	.15
Total from investment operations	.37	1.20	2.28	.23
Distributions from net investment income	(.16)	(.25)	(.21)	(.07)
Distributions from net realized gain	(.95)	(.28)	(.03)	-
Total distributions	(1.12) K	(.53)	(.24)	(.07)
Redemption fees added to paid in capitalD, J	-	-	-	-
Net asset value, end of period	$ 12.12	$ 12.87	$ 12.20	$ 10.16
Total ReturnB, C	2.93%	10.10%	22.73%	2.25%
Ratios to Average Net AssetsE, I
Expenses before reductions	1.15%	1.16%	1.28%	2.18%A
Expenses net of fee waivers, if any	1.15%	1.16%	1.20%	1.20%A
Expenses net of all reductions	1.14%	1.16%	1.19%	1.17%A
Net investment income (loss)	1.27%	2.21%G	1.94%	1.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,926	$ 52,038	$ 42,271	$ 26,838
Portfolio turnover rateF	64%	92%	66%	33%L

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.56%.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J Amount represents less than $.005 per share.

K Total distributions of $1.12 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.954 per share.

L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,073,295
Gross unrealized depreciation	(2,905,665)
Net unrealized appreciation (depreciation) on securities	$ 4,167,630
Tax Cost	$ 63,717,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 89,501
Undistributed long-term capital gain	$ 908,200
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,165,600

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 1,107,432	$ 1,438,821
Long-term Capital Gains	3,689,601	469,277
Total	$ 4,797,033	$ 1,908,098

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $53,935,071 and $38,815,844, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $139 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $89 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $12,323. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,412 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $1,403.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 2, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Global Equity Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 2, 2012 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008, 2010, or 2015 Vice President

Mr. Hense serves as Vice President of Fidelity Advisor Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 07, 2015, to shareholders of record at the opening of business on December 04, 2015, a distribution of $0.162 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.037 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $1,122,389, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 17%, 72%, 72% and 72% of the dividends distributed in December 2014, April 2015, July 2015 and October 2015 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
12/08/2014	0.0865	0.0047
04/04/2015	0.0421	0.0036
07/04/2015	0.0552	0.0047
10/05/2015	0.0234	0.0020

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

The Board further considered that FMR contractually agreed to reimburse the fund to the extent that total expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed 1.20% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GED-UANN-1215
1.938161.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is a
class of Fidelity® Total
Emerging Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Class I	-8.74%	2.35%

A From November 1, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class I on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Following a tough time in August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the year ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Among market sectors, energy (-22%) and materials (-12%) declined sharply, whereas consumer discretionary (+13%) saw a gain driven largely by demand in the U.S. (+5%). Commodity prices and producers remained under pressure, largely from economic deceleration in China (-1%), a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets (EM) group, for example, returned -15% this period. Canada, a significant energy producer, returned -17%. Net energy consumer Japan (+9%) proved the best-performing region by far. In fixed income, the Barclays Global Aggregate GDP Weighted Index returned -3.85% for the year, despite a modest gain from the U.S., the world's largest bond market. Investors continued to seek safe haven in U.S. bonds amid economic weakness throughout much of Europe and parts of Asia. EM and Canadian debt roughly paralleled equity underperformance.

Comments from Lead Portfolio Manager John Carlson: For the year, the fund's share classes (excluding sales charges, if applicable) turned in high-single-digit declines, straddling the -8.76% return of the Fidelity Total Emerging Markets Composite Index. For the full year, the fund held an overweighting, on average, in equity and a corresponding underweighting in debt versus the Composite index, which, in aggregate, had only a marginal positive influence on relative performance. Security selection within the fund's equity subportfolio was the biggest contributor. From a geographical perspective, equity investments in India, Malaysia and Mexico were helpful. Among sectors, picks in telecommunication services, consumer staples, information technology and materials lifted performance most, whereas choices in health care hurt. Looking at individual stocks, our substantial overweighting in China Life Insurance was the equity sleeve's top relative contributor this period. Conversely, an overweighting in underperforming Daewoo International, South Korea's largest trading company, was the fund's biggest individual detractor. The stock underperformed due to the businesses' link to global oil prices, which fell by nearly 50% during the period.

Note to shareholders: Xiatong Zhao was named Co-Manager of the fund, effective October 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.65%
Actual		$ 1,000.00	$ 900.00	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 898.30	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 896.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 901.00	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class I	1.40%
Actual		$ 1,000.00	$ 900.20	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0	2.2
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.4	2.4
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.2	1.3
Naspers Ltd. Class N (South Africa, Media)	1.2	1.1
	7.5
Top Five Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	19.0
Energy	14.9	13.6
Information Technology	10.9	12.5
Consumer Staples	5.7	5.2
Consumer Discretionary	5.7	5.5
Top Five Countries as of October 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	9.3	9.6
Cayman Islands	7.0	6.0
China	6.3	7.1
Mexico	6.2	5.8
India	5.3	6.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 52.1%
	Shares	Value
Argentina - 0.3%
Telecom Argentina SA Class B sponsored ADR	2,280	$ 44,483
YPF SA Class D sponsored ADR	5,900	126,024
TOTAL ARGENTINA		170,507
Austria - 0.1%
Erste Group Bank AG (a)	3,133	91,884
Bermuda - 0.7%
Aquarius Platinum Ltd. (Australia) (a)	312,441	54,187
China Resource Gas Group Ltd.	24,000	65,833
Credicorp Ltd. (United States)	1,319	149,284
GP Investments Ltd. Class A (depositary receipt) (a)	30,222	55,953
Shangri-La Asia Ltd.	122,000	111,650
TOTAL BERMUDA		436,907
Brazil - 1.6%
B2W Companhia Global do Varejo (a)	7,594	28,710
BB Seguridade Participacoes SA	15,070	103,943
CCR SA	33,000	103,709
Cielo SA	14,740	139,926
Companhia de Saneamento de Minas Gerais	13,546	45,662
Cosan SA Industria e Comercio	15,733	100,806
Direcional Engenharia SA	50,700	46,538
Fibria Celulose SA	15,200	207,472
FPC Par Corretora de Seguros	23,400	65,469
Minerva SA (a)	42,300	139,956
Smiles SA	8,400	65,561
TOTAL BRAZIL		1,047,752
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	2,586	50,427
Canada - 0.3%
Goldcorp, Inc.	3,000	38,383
Pan American Silver Corp.	13,700	103,709
Torex Gold Resources, Inc. (a)	36,200	34,329
TOTAL CANADA		176,421
Cayman Islands - 5.3%
51job, Inc. sponsored ADR (a)	2,500	84,525
58.com, Inc. ADR (a)	5,750	301,818
AAC Technology Holdings, Inc.	11,000	69,760
Alibaba Group Holding Ltd. sponsored ADR (a)	4,700	394,001
Baidu.com, Inc. sponsored ADR (a)	200	37,494
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Bitauto Holdings Ltd. ADR (a)	1,100	$ 35,090
China ZhengTong Auto Services Holdings Ltd.	146,160	65,410
Ctrip.com International Ltd. sponsored ADR (a)	1,200	111,564
ENN Energy Holdings Ltd.	33,773	193,473
Eurasia Drilling Co. Ltd. GDR (Reg. S)	4,900	55,615
Haitian International Holdings Ltd.	28,000	48,992
Hengan International Group Co. Ltd.	16,500	178,174
Leju Holdings Ltd. ADR	6,448	46,426
NetEase, Inc. sponsored ADR	100	14,453
Qunar Cayman Islands Ltd. sponsored ADR (a)	4,500	218,430
SINA Corp. (a)	800	38,112
Sino Biopharmaceutical Ltd.	76,000	94,445
SouFun Holdings Ltd. ADR	4,500	31,815
Sunny Optical Technology Group Co. Ltd.	31,000	72,079
Tencent Holdings Ltd.	60,900	1,147,927
Uni-President China Holdings Ltd.	297,600	243,742
TOTAL CAYMAN ISLANDS		3,483,345
Chile - 1.1%
Compania Cervecerias Unidas SA sponsored ADR	7,100	170,187
Empresas CMPC SA	50,670	124,852
Enersis SA	412,664	109,200
Inversiones La Construccion SA	8,038	91,358
Vina Concha y Toro SA	123,422	210,239
TOTAL CHILE		705,836
China - 5.8%
Anhui Conch Cement Co. Ltd. (H Shares)	60,000	183,078
BBMG Corp. (H Shares)	267,500	187,458
China Cinda Asset Management Co. Ltd. (H Shares)	214,840	83,529
China Life Insurance Co. Ltd. (H Shares)	107,260	386,789
China Longyuan Power Grid Corp. Ltd. (H Shares)	69,970	63,970
China Machinery Engineering Co. (H Shares)	80,000	69,432
China Pacific Insurance (Group) Co. Ltd. (H Shares)	121,580	484,301
China Petroleum & Chemical Corp. (H Shares)	152,000	109,568
China Suntien Green Energy Corp. Ltd. (H Shares)	332,690	59,316
China Telecom Corp. Ltd. (H Shares)	433,059	225,893
Daqin Railway Co. Ltd. (A Shares)	60,300	86,883
Industrial & Commercial Bank of China Ltd. (H Shares)	1,271,260	806,368
Inner Mongoli Yili Industries Co. Ltd.	74,000	186,138
Kweichow Moutai Co. Ltd.	9,020	304,549
Maanshan Iron & Steel Ltd. (H Shares) (a)	244,000	52,236
Common Stocks - continued
	Shares	Value
China - continued
PetroChina Co. Ltd. (H Shares)	136,000	$ 106,475
Qingdao Haier Co. Ltd.	143,700	218,763
Zhengzhou Yutong Bus Co. Ltd.	31,500	108,495
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	17,000	110,049
TOTAL CHINA		3,833,290
Colombia - 0.2%
Bancolombia SA sponsored ADR	3,695	127,921
Egypt - 0.1%
Citadel Capital Corp. (a)	170,400	39,045
Greece - 0.3%
Public Power Corp. of Greece	2,506	14,440
Titan Cement Co. SA (Reg.)	7,400	162,341
TOTAL GREECE		176,781
Hong Kong - 3.5%
AIA Group Ltd.	24,380	142,948
China Mobile Ltd.	15,110	181,167
China Mobile Ltd. sponsored ADR	9,480	571,739
China Resources Beer Holdings Co. Ltd.	74,000	139,725
China Resources Power Holdings Co. Ltd.	45,029	101,863
China Unicom Ltd.	10,990	13,393
China Unicom Ltd. sponsored ADR	5,406	66,386
CNOOC Ltd.	317,000	358,055
CNOOC Ltd. sponsored ADR	70	7,958
Far East Horizon Ltd.	392,564	326,525
Lenovo Group Ltd.	52,000	48,315
Sinotruk Hong Kong Ltd.	151,500	63,060
Techtronic Industries Co. Ltd.	66,000	241,275
TOTAL HONG KONG		2,262,409
India - 5.3%
Adani Ports & Special Economic Zone (a)	26,087	117,785
Axis Bank Ltd. (a)	37,136	268,957
Bharti Airtel Ltd.	9,413	50,142
Bharti Infratel Ltd.	24,983	148,382
Coal India Ltd.	53,331	260,304
Edelweiss Financial Services Ltd.	62,457	56,685
Eicher Motors Ltd. (a)	450	121,876
Grasim Industries Ltd.	3,862	219,209
ITC Ltd.	69,734	356,127
JK Cement Ltd.	10,894	113,885
Common Stocks - continued
	Shares	Value
India - continued
Larsen & Toubro Ltd. (a)	5,849	$ 125,975
LIC Housing Finance Ltd. (a)	14,923	108,960
Lupin Ltd.	9,017	265,491
NTPC Ltd.	13,829	28,058
Oil & Natural Gas Corp. Ltd.	31,237	117,840
Petronet LNG Ltd.	32,568	96,522
Phoenix Mills Ltd. (a)	21,082	107,600
Power Grid Corp. of India Ltd.	82,864	162,892
SREI Infrastructure Finance Ltd. (a)	136,028	92,977
State Bank of India (a)	66,221	239,154
Tata Consultancy Services Ltd.	8,565	326,326
Yes Bank Ltd. (a)	7,278	84,114
TOTAL INDIA		3,469,261
Indonesia - 0.5%
PT Bank Mandiri (Persero) Tbk	196,000	124,043
PT Bank Rakyat Indonesia Tbk	174,900	133,861
PT Kalbe Farma Tbk	640,500	66,705
PT Perusahaan Gas Negara Tbk Series B	148,200	32,370
TOTAL INDONESIA		356,979
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	117,495	252,624
Partner Communications Co. Ltd. (a)	12,209	55,410
TOTAL ISRAEL		308,034
Korea (South) - 8.3%
AMOREPACIFIC Group, Inc.	1,562	220,256
BGFretail Co. Ltd.	645	96,035
Daewoo International Corp.	3,552	62,064
DOUBLEUGAMES Co. Ltd.	472	26,871
E-Mart Co. Ltd.	1,406	261,677
Fila Korea Ltd.	2,319	203,106
Hanon Systems	1,976	77,706
Hyundai Glovis Co. Ltd.	1,418	244,040
Hyundai Industrial Development & Construction Co.	4,871	196,458
Hyundai Mobis	3,141	660,238
KB Financial Group, Inc.	5,866	185,563
Korea Electric Power Corp.	2,681	120,529
Korea Zinc Co. Ltd.	283	117,486
Korean Reinsurance Co.	19,619	233,688
LG Chemical Ltd.	1,413	376,835
NAVER Corp.	437	229,643
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NCSOFT Corp.	317	$ 52,613
Samsung Electronics Co. Ltd.	785	943,290
Samsung Fire & Marine Insurance Co. Ltd.	272	76,113
Samsung Life Insurance Co. Ltd.	1,434	136,898
Samsung SDI Co. Ltd.	360	33,579
Shinhan Financial Group Co. Ltd.	11,088	422,539
SK Hynix, Inc.	11,698	314,537
SK Telecom Co. Ltd.	80	16,915
SK Telecom Co. Ltd. sponsored ADR	4,960	116,858
TOTAL KOREA (SOUTH)		5,425,537
Mauritius - 0.1%
MakeMyTrip Ltd. (a)	3,000	47,880
Mexico - 3.5%
America Movil S.A.B. de CV Series L sponsored ADR	16,572	295,147
Banregio Grupo Financiero S.A.B. de CV	11,380	61,393
El Puerto de Liverpool S.A.B. de CV Class C	14,000	194,424
Grupo Aeroportuario del Pacifico SA de CV Series B	13,800	124,292
Grupo Aeroportuario Norte S.A.B. de CV	9,800	50,407
Grupo Comercial Chedraui S.A.B. de CV	34,576	95,662
Grupo Financiero Banorte S.A.B. de CV Series O	96,924	521,945
Grupo Financiero Santander Mexico S.A.B. de CV	44,200	81,214
Infraestructura Energetica Nova S.A.B. de CV	11,900	57,383
Macquarie Mexican (REIT)	227,130	315,302
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	6,200	77,739
Tenedora Nemak SA de CV (a)	53,900	77,957
Wal-Mart de Mexico SA de CV Series V	137,800	363,567
TOTAL MEXICO		2,316,432
Netherlands - 0.3%
Cnova NV (a)	6,600	19,800
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	15,500	84,430
Yandex NV (a)	5,237	84,316
TOTAL NETHERLANDS		188,546
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	10,580	60,835
Transnational Corp. of Nigeria PLC	3,557,220	32,346
Zenith Bank PLC	1,780,503	157,432
TOTAL NIGERIA		250,613
Common Stocks - continued
	Shares	Value
Pakistan - 0.2%
Habib Bank Ltd.	66,300	$ 131,764
Panama - 0.1%
Copa Holdings SA Class A	2,000	101,040
Philippines - 0.9%
Alliance Global Group, Inc.	321,850	125,047
Metro Pacific Investments Corp.	722,000	80,328
Metropolitan Bank & Trust Co.	80,721	146,571
Robinsons Land Corp.	410,280	268,201
TOTAL PHILIPPINES		620,147
Russia - 1.6%
E.ON Russia JSC (a)	1,222,700	58,169
Lukoil PJSC sponsored ADR	9,600	348,480
Mobile TeleSystems OJSC (a)	24,172	78,658
NOVATEK OAO GDR (Reg. S)	2,600	237,770
Sberbank of Russia (a)	59,060	83,738
Sberbank of Russia sponsored ADR	32,984	202,291
Sistema JSFC (a)	169,200	46,807
Sistema JSFC sponsored GDR	3,860	26,827
TOTAL RUSSIA		1,082,740
Singapore - 0.2%
First Resources Ltd.	90,100	120,695
South Africa - 2.8%
Aspen Pharmacare Holdings Ltd.	8,021	180,144
Barclays Africa Group Ltd.	26,942	345,755
Bidvest Group Ltd.	6,756	172,818
JSE Ltd.	7,710	74,376
Life Healthcare Group Holdings Ltd.	46,600	129,978
Naspers Ltd. Class N	5,200	761,645
Sasol Ltd.	2,800	89,717
Telkom SA Ltd.	13,510	70,972
TOTAL SOUTH AFRICA		1,825,405
Taiwan - 4.7%
Advanced Semiconductor Engineering, Inc.	44,000	50,794
Advantech Co. Ltd.	22,000	158,232
ASUSTeK Computer, Inc.	10,000	89,635
Catcher Technology Co. Ltd.	11,000	108,424
E.SUN Financial Holdings Co. Ltd.	368,946	222,174
Hermes Microvision, Inc.	1,000	38,657
Hon Hai Precision Industry Co. Ltd. (Foxconn)	39,555	105,512
Common Stocks - continued
	Shares	Value
Taiwan - continued
Inotera Memories, Inc. (a)	69,000	$ 53,347
King's Town Bank	78,600	62,706
Largan Precision Co. Ltd.	2,000	156,168
Taiwan Cement Corp.	186,000	207,399
Taiwan Fertilizer Co. Ltd.	49,000	62,712
Taiwan Semiconductor Manufacturing Co. Ltd.	311,000	1,310,382
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,542	33,862
Unified-President Enterprises Corp.	94,012	159,269
Universal Cement Corp.	97,654	69,033
Vanguard International Semiconductor Corp.	37,000	47,810
Yuanta Financial Holding Co. Ltd.	303,231	119,555
TOTAL TAIWAN		3,055,671
Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	13,900	116,191
Intouch Holdings PCL NVDR	39,960	84,214
Jasmine Broadband Internet Infrastructure Fund	526,400	153,998
Jasmine International Public Co. Ltd.	84,500	13,416
Kasikornbank PCL (For. Reg.)	65,280	315,778
PTT PCL (For. Reg.)	22,900	176,865
Thai Union Frozen Products PCL (For. Reg.)	312,100	155,058
TOTAL THAILAND		1,015,520
Turkey - 0.6%
Aselsan A/S	12,000	57,419
Tupras Turkiye Petrol Rafinelleri A/S (a)	7,000	184,880
Turkiye Garanti Bankasi A/S	47,864	123,941
TOTAL TURKEY		366,240
United Arab Emirates - 0.6%
DP World Ltd.	4,418	89,288
Emaar Properties PJSC	53,120	93,282
Emirates Telecommunications Corp.	3,488	14,529
First Gulf Bank PJSC	63,878	214,782
TOTAL UNITED ARAB EMIRATES		411,881
United Kingdom - 0.3%
Fresnillo PLC	8,200	92,280
HSBC Holdings PLC (Hong Kong)	16,000	125,102
TOTAL UNITED KINGDOM		217,382
Common Stocks - continued
	Shares	Value
United States of America - 0.3%
Cognizant Technology Solutions Corp. Class A (a)	2,620	$ 178,448
TOTAL COMMON STOCKS (Cost $31,801,701)		34,092,740
Nonconvertible Preferred Stocks - 2.4%

Brazil - 1.2%
Banco Bradesco SA (PN) sponsored ADR	18,930	102,979
Banco do Estado Rio Grande do Sul SA	28,720	44,608
Companhia Paranaense de Energia-Copel:
(PN-B)	515	4,340
(PN-B) sponsored	8,502	70,227
Itau Unibanco Holding SA sponsored ADR	38,688	265,013
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	37,506	149,649
Telefonica Brasil SA	4,890	50,656
Vale SA (PN-A) sponsored ADR	25,500	91,800
TOTAL BRAZIL		779,272
Korea (South) - 1.0%
Hyundai Motor Co. Series 2	2,535	253,107
Samsung Electronics Co. Ltd.	283	296,194
Samsung Fire & Marine Insurance Co. Ltd.	630	110,631
TOTAL KOREA (SOUTH)		659,932
Russia - 0.2%
Surgutneftegas OJSC (a)	145,800	99,386
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,121,719)		1,538,590
Nonconvertible Bonds - 16.4%
	Principal Amount
Azerbaijan - 1.1%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)	$ 200,000	184,016
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)	325,000	280,448
6.95% 3/18/30 (Reg. S)	275,000	257,675
TOTAL AZERBAIJAN		722,139
Nonconvertible Bonds - continued
	Principal Amount	Value
Brazil - 0.4%
Caixa Economica Federal 3.5% 11/7/22 (d)	$ 300,000	$ 241,500
Canada - 0.1%
First Quantum Minerals Ltd. 7% 2/15/21 (d)	100,000	74,000
Cayman Islands - 1.7%
Lamar Funding Ltd. 3.958% 5/7/25 (d)	200,000	187,340
Petrobras International Finance Co. Ltd.:
3.5% 2/6/17	200,000	193,300
5.375% 1/27/21	530,000	431,288
8.375% 12/10/18	300,000	299,778
TOTAL CAYMAN ISLANDS		1,111,706
Chile - 0.3%
Corporacion Nacional del Cobre de Chile (Codelco) 4.5% 9/16/25 (d)	200,000	198,376
Indonesia - 1.9%
PT Pertamina Persero:
4.875% 5/3/22 (d)	275,000	270,738
5.25% 5/23/21 (d)	200,000	204,846
5.625% 5/20/43 (d)	200,000	169,000
6% 5/3/42 (d)	400,000	347,000
6.5% 5/27/41 (d)	275,000	256,137
TOTAL INDONESIA		1,247,721
Ireland - 0.5%
Vnesheconombank Via VEB Finance PLC:
5.375% 2/13/17 (d)	250,000	253,125
6.8% 11/22/25 (d)	100,000	98,100
TOTAL IRELAND		351,225
Israel - 0.9%
B Communications Ltd. 7.375% 2/15/21 (d)	300,000	325,500
Israel Electric Corp. Ltd. 7.25% 1/15/19 (Reg. S)	250,000	280,812
TOTAL ISRAEL		606,312
Kazakhstan - 1.9%
Kazagro National Management Holding JSC 4.625% 5/24/23 (d)	400,000	324,160
KazMunaiGaz Finance Sub BV:
6% 11/7/44 (d)	200,000	156,304
9.125% 7/2/18 (d)	200,000	220,556
Nonconvertible Bonds - continued
	Principal Amount	Value
Kazakhstan - continued
KazMunaiGaz National Co. 5.75% 4/30/43 (d)	$ 300,000	$ 230,926
Zhaikmunai International BV 7.125% 11/13/19 (d)	350,000	285,250
TOTAL KAZAKHSTAN		1,217,196
Luxembourg - 0.9%
RSHB Capital SA:
5.1% 7/25/18 (d)	400,000	398,500
6.299% 5/15/17 (Reg. S)	200,000	204,152
TOTAL LUXEMBOURG		602,652
Mexico - 2.4%
Pemex Project Funding Master Trust 6.625% 6/15/35	350,000	344,313
Petroleos Mexicanos:
6.5% 6/2/41	425,000	407,915
6.625% (d)(e)	850,000	838,525
TOTAL MEXICO		1,590,753
Netherlands - 0.6%
Petrobras Global Finance BV:
6.85% 6/5/2115	215,000	147,533
7.25% 3/17/44	300,000	223,200
TOTAL NETHERLANDS		370,733
South Africa - 0.4%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)	300,000	278,550
Trinidad & Tobago - 0.3%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (d)	150,000	160,500
Tunisia - 0.3%
Banque Centrale de Tunisie 5.75% 1/30/25 (d)	200,000	187,532
Turkey - 0.4%
Arcelik A/S 5% 4/3/23 (d)	300,000	280,860
United Kingdom - 0.2%
Biz Finance PLC 9.625% 4/27/22 (d)	150,000	136,088
Venezuela - 2.1%
Petroleos de Venezuela SA:
5.25% 4/12/17	300,000	168,750
5.5% 4/12/37	500,000	171,000
6% 11/15/26 (Reg. S)	700,000	247,380
8.5% 11/2/17 (d)	250,000	151,850
9% 11/17/21 (Reg. S)	550,000	227,040
Nonconvertible Bonds - continued
	Principal Amount	Value
Venezuela - continued
Petroleos de Venezuela SA: - continued
9.75% 5/17/35 (d)	$ 300,000	$ 124,500
12.75% 2/17/22 (d)	600,000	298,500
TOTAL VENEZUELA		1,389,020
TOTAL NONCONVERTIBLE BONDS (Cost $11,880,507)		10,766,863
Government Obligations - 24.5%

Armenia - 0.5%
Republic of Armenia 6% 9/30/20 (d)	325,000	321,250
Barbados - 0.5%
Barbados Government 7% 8/4/22 (d)	350,000	344,920
Belize - 0.4%
Belize Government 5% 2/20/38 (c)(d)	332,500	243,556
Bolivia - 0.3%
Plurinational State of Bolivia 4.875% 10/29/22 (d)	200,000	200,750
Brazil - 2.0%
Brazilian Federative Republic:
4.25% 1/7/25	850,000	753,313
7.125% 1/20/37	100,000	97,250
8.25% 1/20/34	275,000	293,563
12.25% 3/6/30	100,000	152,750
TOTAL BRAZIL		1,296,876
Colombia - 0.4%
Colombian Republic 7.375% 9/18/37	225,000	261,000
Congo - 0.4%
Congo Republic 4% 6/30/29 (c)	299,250	245,385
Costa Rica - 0.8%
Costa Rican Republic:
4.375% 4/30/25 (d)	225,000	194,625
7% 4/4/44 (d)	200,000	180,000
7.158% 3/12/45 (d)	200,000	180,500
TOTAL COSTA RICA		555,125
Government Obligations - continued
	Principal Amount	Value
Dominican Republic - 0.5%
Dominican Republic:
6.6% 1/28/24 (d)	$ 100,000	$ 106,250
7.45% 4/30/44 (d)	200,000	211,000
TOTAL DOMINICAN REPUBLIC		317,250
Ecuador - 0.2%
Ecuador Republic 7.95% 6/20/24 (d)	200,000	152,000
Egypt - 0.2%
Arab Republic of Egypt 6.875% 4/30/40 (d)	150,000	134,400
El Salvador - 0.4%
El Salvador Republic:
7.375% 12/1/19	100,000	102,375
7.625% 2/1/41 (d)	150,000	133,500
TOTAL EL SALVADOR		235,875
Ethiopia - 0.3%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)	200,000	186,500
Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (d)	200,000	172,000
Georgia - 0.3%
Georgia Republic 6.875% 4/12/21 (d)	200,000	213,350
Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)	200,000	171,564
8.125% 1/18/26 (d)	200,000	169,850
10.75% 10/14/30 (d)	200,000	211,800
TOTAL GHANA		553,214
Hungary - 0.3%
Hungarian Republic 5.75% 11/22/23	200,000	225,250
Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)	250,000	183,125
Ivory Coast - 0.6%
Ivory Coast:
5.375% 7/23/24 (d)	200,000	178,000
5.75% 12/31/32	275,000	244,750
TOTAL IVORY COAST		422,750
Government Obligations - continued
	Principal Amount	Value
Jamaica - 0.2%
Jamaican Government 8% 6/24/19	$ 150,000	$ 163,500
Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (d)	200,000	185,450
Lebanon - 1.0%
Lebanese Republic:
5% 10/12/17	100,000	99,864
6.1% 10/4/22	150,000	149,100
6.65% 2/26/30(Reg. S)	125,000	123,750
11.625% 5/11/16 (Reg. S)	250,000	259,008
TOTAL LEBANON		631,722
Mexico - 0.3%
United Mexican States 5.75% 10/12/2110	200,000	195,500
Mongolia - 0.3%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)	200,000	166,737
Netherlands - 0.4%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	250,000	243,125
Pakistan - 0.3%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)	200,000	207,800
Panama - 0.4%
Panamanian Republic 8.875% 9/30/27	200,000	282,500
Philippines - 0.9%
Philippine Republic 9.5% 2/2/30	350,000	564,088
Qatar - 0.5%
State of Qatar 5.75% 1/20/42 (d)	250,000	310,625
Romania - 0.3%
Romanian Republic 6.75% 2/7/22 (d)	170,000	202,640
Russia - 2.9%
Russian Federation:
5% 4/29/20 (d)	225,000	236,531
5.625% 4/4/42 (d)	200,000	199,300
5.875% 9/16/43 (d)	200,000	205,300
7.5% 3/31/30 (Reg. S)	490,875	583,826
12.75% 6/24/28 (Reg. S)	425,000	692,750
TOTAL RUSSIA		1,917,707
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (d)	200,000	214,800
Government Obligations - continued
	Principal Amount	Value
Serbia - 0.5%
Republic of Serbia 7.25% 9/28/21 (d)	$ 260,000	$ 297,154
South Africa - 0.4%
South African Republic 5.875% 9/16/25	250,000	271,688
Sri Lanka - 0.5%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)	300,000	301,200
Tanzania - 0.3%
United Republic of Tanzania 6.5375% 3/9/20 (g)	200,000	193,750
Turkey - 1.7%
Turkish Republic:
6.25% 9/26/22	200,000	222,000
7% 6/5/20	250,000	283,238
7.375% 2/5/25	300,000	358,821
11.875% 1/15/30	165,000	275,550
TOTAL TURKEY		1,139,609
Ukraine - 1.1%
Ukraine Government:
6.58% 11/21/16 (d)	250,000	190,052
6.75% 11/14/17 (d)	200,000	151,413
7.5% 4/17/23 (Reg. S)	250,000	197,292
9.25% 7/24/17 (d)	200,000	151,413
TOTAL UKRAINE		690,170
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 12/3/15 (f)	60,000	59,999
Venezuela - 1.5%
Venezuelan Republic:
7% 3/31/38	650,000	242,125
8.25% 10/13/24	300,000	114,000
9% 5/7/23 (Reg. S)	300,000	117,750
9.25% 9/15/27	650,000	284,375
9.25% 5/7/28 (Reg. S)	250,000	98,125
12.75% 8/23/22	325,000	154,375
TOTAL VENEZUELA		1,010,750
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (d)	200,000	221,557
Government Obligations - continued
	Principal Amount	Value
Zambia - 0.5%
Republic of Zambia:
5.375% 9/20/22 (d)	$ 200,000	$ 148,000
8.97% 7/30/27 (d)	200,000	167,500
TOTAL ZAMBIA		315,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $16,800,604)		16,052,147
Preferred Securities - 0.6%

China - 0.5%
Sinochem Group 5% (d)(e)(f)	300,000	312,349
Colombia - 0.1%
Colombia Telecomunicacines SA 8.5% (d)(e)(f)	100,000	90,122
TOTAL PREFERRED SECURITIES (Cost $403,473)		402,471
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.18% (b) (Cost $1,436,463)	1,436,463	1,436,463
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $64,444,467)		64,289,274
NET OTHER ASSETS (LIABILITIES) - 1.8%		1,203,567
NET ASSETS - 100%		$ 65,492,841
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
12 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2015	$ 506,220	$ 22,118

The face value of futures purchased as a percentage of net assets is 0.8%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,025,720 or 21.4% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $59,999.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,500
Fidelity Securities Lending Cash Central Fund	640
Total	$ 3,140
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,430,635	$ 2,766,666	$ 445,206	$ 218,763
Consumer Staples	3,401,056	1,716,848	1,684,208	-
Energy	2,685,230	1,211,182	1,474,048	-
Financials	9,828,939	4,391,939	5,437,000	-
Health Care	736,763	310,122	426,641	-
Industrials	2,457,584	1,363,799	1,093,785	-
Information Technology	7,039,412	4,013,829	3,025,583	-
Materials	2,498,684	1,688,631	810,053	-
Telecommunication Services	2,424,618	1,612,438	812,180	-
Utilities	1,128,409	359,421	768,988	-
Corporate Bonds	10,766,863	-	10,766,863	-
Government Obligations	16,052,147	-	16,052,147	-
Preferred Securities	402,471	-	402,471	-
Money Market Funds	1,436,463	1,436,463	-	-
Total Investments in Securities:	$ 64,289,274	$ 20,871,338	$ 43,199,173	$ 218,763
Derivative Instruments:
Assets
Futures Contracts	$ 22,118	$ 22,118	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 695,622
Level 2 to Level 1	$ 2,488,814
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 22,118	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	3.8%
BBB	10.8%
BB	12.3%
B	7.4%
CCC,CC,C	5.1%
Not Rated	2.0%
Equities	54.5%
Short-Term Investments and Net Other Assets	4.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $63,008,004)	$ 62,852,811
Fidelity Central Funds (cost $1,436,463)	1,436,463
Total Investments (cost $64,444,467)		$ 64,289,274
Cash		362,836
Foreign currency held at value (cost $65,956)		65,977
Receivable for investments sold		555,312
Receivable for fund shares sold		101,694
Dividends receivable		12,507
Interest receivable		575,898
Distributions receivable from Fidelity Central Funds		286
Receivable for daily variation margin for derivative instruments		1,896
Prepaid expenses		183
Receivable from investment adviser for expense reductions		28,742
Other receivables		27,900
Total assets		66,022,505

Liabilities
Payable for investments purchased	$ 313,888
Payable for fund shares redeemed	59,882
Accrued management fee	43,392
Distribution and service plan fees payable	10,104
Other affiliated payables	15,645
Other payables and accrued expenses	86,753
Total liabilities		529,664

Net Assets		$ 65,492,841
Net Assets consist of:
Paid in capital		$ 65,852,157
Undistributed net investment income		1,546,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,767,162)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(138,235)
Net Assets		$ 65,492,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,164,340 ÷ 982,497 shares)	$ 10.35

Maximum offering price per share (100/94.25 of $10.35)	$ 10.98
Class T:
Net Asset Value and redemption price per share ($3,331,226 ÷ 322,484 shares)	$ 10.33

Maximum offering price per share (100/96.50 of $10.33)	$ 10.70
Class C:
Net Asset Value and offering price per share ($7,735,733 ÷ 754,353 shares)A	$ 10.25

Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($37,918,319 ÷ 3,652,776 shares)	$ 10.38

Class I:
Net Asset Value, offering price and redemption price per share ($6,343,223 ÷ 611,457 shares)	$ 10.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,105,140
Interest		1,976,845
Income from Fidelity Central Funds		3,140
Income before foreign taxes withheld		3,085,125
Less foreign taxes withheld		(111,245)
Total income		2,973,880

Expenses
Management fee	$ 564,291
Transfer agent fees	172,623
Distribution and service plan fees	148,766
Accounting and security lending fees	36,603
Custodian fees and expenses	262,557
Independent trustees' compensation	305
Registration fees	64,805
Audit	94,841
Legal	176
Miscellaneous	612
Total expenses before reductions	1,345,579
Expense reductions	(217,505)	1,128,074
Net investment income (loss)		1,845,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $51,537)	(1,335,001)
Foreign currency transactions	(33,466)
Futures contracts	28,498
Total net realized gain (loss)		(1,339,969)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $94,055)	(7,238,306)
Assets and liabilities in foreign currencies	2,727
Futures contracts	21,984
Total change in net unrealized appreciation (depreciation)		(7,213,595)
Net gain (loss)		(8,553,564)
Net increase (decrease) in net assets resulting from operations		$ (6,707,758)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,845,806	$ 1,316,375
Net realized gain (loss)	(1,339,969)	3,140,986
Change in net unrealized appreciation (depreciation)	(7,213,595)	(2,656,389)
Net increase (decrease) in net assets resulting from operations	(6,707,758)	1,800,972
Distributions to shareholders from net investment income	(1,198,750)	(1,381,318)
Distributions to shareholders from net realized gain	(136,019)	-
Total distributions	(1,334,769)	(1,381,318)
Share transactions - net increase (decrease)	(6,024,786)	(8,457,450)
Redemption fees	16,471	27,840
Total increase (decrease) in net assets	(14,050,842)	(8,009,956)

Net Assets
Beginning of period	79,543,683	87,553,639
End of period (including undistributed net investment income of $1,546,081 and undistributed net investment income of $1,150,725, respectively)	$ 65,492,841	$ 79,543,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.56	$ 11.37	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.28	.18	.18	.20
Net realized and unrealized gain (loss)	(1.30)	.19	.48	.68
Total from investment operations	(1.02)	.37	.66	.88
Distributions from net investment income	(.17)	(.18)	(.15)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.19)	(.18)	(.16)	(.02)
Redemption fees added to paid in capitalC	- H	- H	.01	-H
Net asset value, end of period	$ 10.35	$ 11.56	$ 11.37	$ 10.86
Total ReturnA, B	(8.92)%	3.30%	6.23%	8.80%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.93%	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.62%	1.62%
Net investment income (loss)	2.58%	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,164	$ 13,627	$ 18,837	$ 7,675
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class T

Years ended October 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.34	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.25	.15	.15	.17
Net realized and unrealized gain (loss)	(1.30)	.19	.48	.68
Total from investment operations	(1.05)	.34	.63	.85
Distributions from net investment income	(.14)	(.14)	(.12)	(.01)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.16)	(.14)	(.14) F	(.01)
Redemption fees added to paid in capitalC	-I	-I	.01	-I
Net asset value, end of period	$ 10.33	$ 11.54	$ 11.34	$ 10.84
Total ReturnA, B	(9.18)%	3.04%	5.93%	8.56%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.27%	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.89%	1.90%	1.88%	1.87%
Net investment income (loss)	2.33%	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,331	$ 5,277	$ 5,967	$ 5,823
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 11.29	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.20	.10	.09	.12
Net realized and unrealized gain (loss)	(1.30)	.19	.47	.69
Total from investment operations	(1.10)	.29	.56	.81
Distributions from net investment income	(.10)	(.11)	(.07)	(.01)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.12)	(.11)	(.08)	(.01)
Redemption fees added to paid in capitalC	-H	-H	.01	-H
Net asset value, end of period	$ 10.25	$ 11.47	$ 11.29	$ 10.80
Total ReturnA, B	(9.68)%	2.56%	5.31%	8.07%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.68%	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.39%	2.40%	2.37%	2.37%
Net investment income (loss)	1.83%	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,736	$ 10,104	$ 7,436	$ 5,824
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.31	.21	.21	.22
Net realized and unrealized gain (loss)	(1.31)	.19	.47	.69
Total from investment operations	(1.00)	.40	.68	.91
Distributions from net investment income	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	-G	-G	.01	-G
Net asset value, end of period	$ 10.38	$ 11.60	$ 11.40	$ 10.89
Total ReturnA	(8.74)%	3.56%	6.44%	9.15%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.72%	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.38%	1.38%
Net investment income (loss)	2.83%	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,918	$ 45,763	$ 49,959	$ 81,416
Portfolio turnover rateD	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.31	.21	.20	.22
Net realized and unrealized gain (loss)	(1.31)	.18	.48	.69
Total from investment operations	(1.00)	.39	.68	.91
Distributions from net investment income	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	-G	-G	.01	-G
Net asset value, end of period	$ 10.37	$ 11.59	$ 11.40	$ 10.89
Total ReturnA	(8.74)%	3.51%	6.44%	9.15%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.58%	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.37%	1.37%
Net investment income (loss)	2.83%	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,343	$ 4,773	$ 5,354	$ 2,287
Portfolio turnover rateD	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforward and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,232,395
Gross unrealized depreciation	(6,504,580)
Net unrealized appreciation (depreciation) on securities	$ (272,185)
Tax Cost	$ 64,561,459

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,285,899
Capital loss carryforward	$ (1,367,584)
Net unrealized appreciation (depreciation) on securities and other investments	$ (274,699)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (1,367,584)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 1,198,749	$ 1,381,317
Long-term Capital Gain	136,020	-
Total	$ 1,334,769	$ 1,381,317

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,498 and a change in net unrealized appreciation (depreciation) of $21,984 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $54,530,477 and $61,528,390, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 31,934	$ 8,405
Class T	.25%	.25%	22,488	8,147
Class C	.75%	.25%	94,344	49,446
			$ 148,766	$ 65,998

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,577
Class T	1,143
Class CA	5,625
$ 11,345

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 29,046.23
Class T	14,108.31
Class C	21,328.23
Total Emerging Markets	97,762.26
Class I	10,379.16
	$ 172,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $434 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $640. During the period, there were no securities loaned to FCM.

Annual Report

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 35,348
Class T	1.90%	16,501
Class C	2.40%	26,141
Total Emerging Markets	1.40%	119,637
Class I	1.40%	11,808
		$ 209,435

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,745 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $199.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $278 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 359
Class T	94
Class C	192
Total Emerging Markets	1,090
Class I	113
$ 1,848

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 211,944	$ 298,475
Class T	63,689	72,882
Class C	88,937	71,691
Total Emerging Markets	751,293	837,446
Class I	82,887	100,824
Total	$ 1,198,750	$ 1,381,318
From net realized gain
Class A	$ 24,934	$ -
Class T	9,098	-
Class C	18,150	-
Total Emerging Markets	75,507	-
Class I	8,330	-
Total	$ 136,019	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	251,231	374,099	$ 2,772,246	$ 4,265,512
Reinvestment of distributions	21,174	24,147	232,918	267,553
Shares redeemed	(469,131)	(876,261)	(4,963,727)	(9,758,391)
Net increase (decrease)	(196,726)	(478,015)	$ (1,958,563)	$ (5,225,326)
Class T
Shares sold	45,171	73,071	$ 491,646	$ 838,229
Reinvestment of distributions	6,566	6,487	72,226	71,875
Shares redeemed	(186,633)	(148,531)	(1,964,687)	(1,659,489)
Net increase (decrease)	(134,896)	(68,973)	$ (1,400,815)	$ (749,385)
Class C
Shares sold	198,104	312,027	$ 2,115,228	$ 3,545,260
Reinvestment of distributions	9,691	6,236	106,316	69,031
Shares redeemed	(334,580)	(95,617)	(3,520,139)	(1,079,948)
Net increase (decrease)	(126,785)	222,646	$ (1,298,595)	$ 2,534,343

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Total Emerging Markets
Shares sold	1,772,167	1,227,986	$ 18,534,579	$ 14,240,572
Reinvestment of distributions	70,595	69,851	777,256	774,644
Shares redeemed	(2,136,425)	(1,734,596)	(22,904,245)	(19,517,156)
Net increase (decrease)	(293,663)	(436,759)	$ (3,592,410)	$ (4,501,940)
Class I
Shares sold	421,240	216,506	$ 4,563,340	$ 2,508,322
Reinvestment of distributions	8,237	8,910	90,609	98,814
Shares redeemed	(229,844)	(283,392)	(2,428,352)	(3,122,278)
Net increase (decrease)	199,633	(57,976)	$ 2,225,597	$ (515,142)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class I designates 61% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.2241	$0.0251

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee,

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2015.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEKI-UANN-1215
1.931260.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Total Emerging
Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-14.16%	0.62%
Class T (incl. 3.50% sales charge)	-12.36%	0.95%
Class C (incl. contingent deferred sales charge) B	-10.57%	1.33%

A From November 1, 2011.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Following a tough time in August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the year ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Among market sectors, energy (-22%) and materials (-12%) declined sharply, whereas consumer discretionary (+13%) saw a gain driven largely by demand in the U.S. (+5%). Commodity prices and producers remained under pressure, largely from economic deceleration in China (-1%), a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets (EM) group, for example, returned -15% this period. Canada, a significant energy producer, returned -17%. Net energy consumer Japan (+9%) proved the best-performing region by far. In fixed income, the Barclays Global Aggregate GDP Weighted Index returned -3.85% for the year, despite a modest gain from the U.S., the world's largest bond market. Investors continued to seek safe haven in U.S. bonds amid economic weakness throughout much of Europe and parts of Asia. EM and Canadian debt roughly paralleled equity underperformance.

Comments from Lead Portfolio Manager John Carlson: For the year, the fund's share classes (excluding sales charges, if applicable) turned in high-single-digit declines, straddling the -8.76% return of the Fidelity Total Emerging Markets Composite Index. For the full year, the fund held an overweighting, on average, in equity and a corresponding underweighting in debt versus the Composite index, which, in aggregate, had only a marginal positive influence on relative performance. Security selection within the fund's equity subportfolio was the biggest contributor. From a geographical perspective, equity investments in India, Malaysia and Mexico were helpful. Among sectors, picks in telecommunication services, consumer staples, information technology and materials lifted performance most, whereas choices in health care hurt. Looking at individual stocks, our substantial overweighting in China Life Insurance was the equity sleeve's top relative contributor this period. Conversely, an overweighting in underperforming Daewoo International, South Korea's largest trading company, was the fund's biggest individual detractor. The stock underperformed due to the businesses' link to global oil prices, which fell by nearly 50% during the period.

Note to shareholders: Xiatong Zhao was named Co-Manager of the fund, effective October 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.65%
Actual		$ 1,000.00	$ 900.00	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 898.30	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 896.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 901.00	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class I	1.40%
Actual		$ 1,000.00	$ 900.20	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0	2.2
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.4	2.4
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.2	1.3
Naspers Ltd. Class N (South Africa, Media)	1.2	1.1
	7.5
Top Five Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	19.0
Energy	14.9	13.6
Information Technology	10.9	12.5
Consumer Staples	5.7	5.2
Consumer Discretionary	5.7	5.5
Top Five Countries as of October 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	9.3	9.6
Cayman Islands	7.0	6.0
China	6.3	7.1
Mexico	6.2	5.8
India	5.3	6.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 52.1%
	Shares	Value
Argentina - 0.3%
Telecom Argentina SA Class B sponsored ADR	2,280	$ 44,483
YPF SA Class D sponsored ADR	5,900	126,024
TOTAL ARGENTINA		170,507
Austria - 0.1%
Erste Group Bank AG (a)	3,133	91,884
Bermuda - 0.7%
Aquarius Platinum Ltd. (Australia) (a)	312,441	54,187
China Resource Gas Group Ltd.	24,000	65,833
Credicorp Ltd. (United States)	1,319	149,284
GP Investments Ltd. Class A (depositary receipt) (a)	30,222	55,953
Shangri-La Asia Ltd.	122,000	111,650
TOTAL BERMUDA		436,907
Brazil - 1.6%
B2W Companhia Global do Varejo (a)	7,594	28,710
BB Seguridade Participacoes SA	15,070	103,943
CCR SA	33,000	103,709
Cielo SA	14,740	139,926
Companhia de Saneamento de Minas Gerais	13,546	45,662
Cosan SA Industria e Comercio	15,733	100,806
Direcional Engenharia SA	50,700	46,538
Fibria Celulose SA	15,200	207,472
FPC Par Corretora de Seguros	23,400	65,469
Minerva SA (a)	42,300	139,956
Smiles SA	8,400	65,561
TOTAL BRAZIL		1,047,752
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	2,586	50,427
Canada - 0.3%
Goldcorp, Inc.	3,000	38,383
Pan American Silver Corp.	13,700	103,709
Torex Gold Resources, Inc. (a)	36,200	34,329
TOTAL CANADA		176,421
Cayman Islands - 5.3%
51job, Inc. sponsored ADR (a)	2,500	84,525
58.com, Inc. ADR (a)	5,750	301,818
AAC Technology Holdings, Inc.	11,000	69,760
Alibaba Group Holding Ltd. sponsored ADR (a)	4,700	394,001
Baidu.com, Inc. sponsored ADR (a)	200	37,494
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Bitauto Holdings Ltd. ADR (a)	1,100	$ 35,090
China ZhengTong Auto Services Holdings Ltd.	146,160	65,410
Ctrip.com International Ltd. sponsored ADR (a)	1,200	111,564
ENN Energy Holdings Ltd.	33,773	193,473
Eurasia Drilling Co. Ltd. GDR (Reg. S)	4,900	55,615
Haitian International Holdings Ltd.	28,000	48,992
Hengan International Group Co. Ltd.	16,500	178,174
Leju Holdings Ltd. ADR	6,448	46,426
NetEase, Inc. sponsored ADR	100	14,453
Qunar Cayman Islands Ltd. sponsored ADR (a)	4,500	218,430
SINA Corp. (a)	800	38,112
Sino Biopharmaceutical Ltd.	76,000	94,445
SouFun Holdings Ltd. ADR	4,500	31,815
Sunny Optical Technology Group Co. Ltd.	31,000	72,079
Tencent Holdings Ltd.	60,900	1,147,927
Uni-President China Holdings Ltd.	297,600	243,742
TOTAL CAYMAN ISLANDS		3,483,345
Chile - 1.1%
Compania Cervecerias Unidas SA sponsored ADR	7,100	170,187
Empresas CMPC SA	50,670	124,852
Enersis SA	412,664	109,200
Inversiones La Construccion SA	8,038	91,358
Vina Concha y Toro SA	123,422	210,239
TOTAL CHILE		705,836
China - 5.8%
Anhui Conch Cement Co. Ltd. (H Shares)	60,000	183,078
BBMG Corp. (H Shares)	267,500	187,458
China Cinda Asset Management Co. Ltd. (H Shares)	214,840	83,529
China Life Insurance Co. Ltd. (H Shares)	107,260	386,789
China Longyuan Power Grid Corp. Ltd. (H Shares)	69,970	63,970
China Machinery Engineering Co. (H Shares)	80,000	69,432
China Pacific Insurance (Group) Co. Ltd. (H Shares)	121,580	484,301
China Petroleum & Chemical Corp. (H Shares)	152,000	109,568
China Suntien Green Energy Corp. Ltd. (H Shares)	332,690	59,316
China Telecom Corp. Ltd. (H Shares)	433,059	225,893
Daqin Railway Co. Ltd. (A Shares)	60,300	86,883
Industrial & Commercial Bank of China Ltd. (H Shares)	1,271,260	806,368
Inner Mongoli Yili Industries Co. Ltd.	74,000	186,138
Kweichow Moutai Co. Ltd.	9,020	304,549
Maanshan Iron & Steel Ltd. (H Shares) (a)	244,000	52,236
Common Stocks - continued
	Shares	Value
China - continued
PetroChina Co. Ltd. (H Shares)	136,000	$ 106,475
Qingdao Haier Co. Ltd.	143,700	218,763
Zhengzhou Yutong Bus Co. Ltd.	31,500	108,495
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	17,000	110,049
TOTAL CHINA		3,833,290
Colombia - 0.2%
Bancolombia SA sponsored ADR	3,695	127,921
Egypt - 0.1%
Citadel Capital Corp. (a)	170,400	39,045
Greece - 0.3%
Public Power Corp. of Greece	2,506	14,440
Titan Cement Co. SA (Reg.)	7,400	162,341
TOTAL GREECE		176,781
Hong Kong - 3.5%
AIA Group Ltd.	24,380	142,948
China Mobile Ltd.	15,110	181,167
China Mobile Ltd. sponsored ADR	9,480	571,739
China Resources Beer Holdings Co. Ltd.	74,000	139,725
China Resources Power Holdings Co. Ltd.	45,029	101,863
China Unicom Ltd.	10,990	13,393
China Unicom Ltd. sponsored ADR	5,406	66,386
CNOOC Ltd.	317,000	358,055
CNOOC Ltd. sponsored ADR	70	7,958
Far East Horizon Ltd.	392,564	326,525
Lenovo Group Ltd.	52,000	48,315
Sinotruk Hong Kong Ltd.	151,500	63,060
Techtronic Industries Co. Ltd.	66,000	241,275
TOTAL HONG KONG		2,262,409
India - 5.3%
Adani Ports & Special Economic Zone (a)	26,087	117,785
Axis Bank Ltd. (a)	37,136	268,957
Bharti Airtel Ltd.	9,413	50,142
Bharti Infratel Ltd.	24,983	148,382
Coal India Ltd.	53,331	260,304
Edelweiss Financial Services Ltd.	62,457	56,685
Eicher Motors Ltd. (a)	450	121,876
Grasim Industries Ltd.	3,862	219,209
ITC Ltd.	69,734	356,127
JK Cement Ltd.	10,894	113,885
Common Stocks - continued
	Shares	Value
India - continued
Larsen & Toubro Ltd. (a)	5,849	$ 125,975
LIC Housing Finance Ltd. (a)	14,923	108,960
Lupin Ltd.	9,017	265,491
NTPC Ltd.	13,829	28,058
Oil & Natural Gas Corp. Ltd.	31,237	117,840
Petronet LNG Ltd.	32,568	96,522
Phoenix Mills Ltd. (a)	21,082	107,600
Power Grid Corp. of India Ltd.	82,864	162,892
SREI Infrastructure Finance Ltd. (a)	136,028	92,977
State Bank of India (a)	66,221	239,154
Tata Consultancy Services Ltd.	8,565	326,326
Yes Bank Ltd. (a)	7,278	84,114
TOTAL INDIA		3,469,261
Indonesia - 0.5%
PT Bank Mandiri (Persero) Tbk	196,000	124,043
PT Bank Rakyat Indonesia Tbk	174,900	133,861
PT Kalbe Farma Tbk	640,500	66,705
PT Perusahaan Gas Negara Tbk Series B	148,200	32,370
TOTAL INDONESIA		356,979
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	117,495	252,624
Partner Communications Co. Ltd. (a)	12,209	55,410
TOTAL ISRAEL		308,034
Korea (South) - 8.3%
AMOREPACIFIC Group, Inc.	1,562	220,256
BGFretail Co. Ltd.	645	96,035
Daewoo International Corp.	3,552	62,064
DOUBLEUGAMES Co. Ltd.	472	26,871
E-Mart Co. Ltd.	1,406	261,677
Fila Korea Ltd.	2,319	203,106
Hanon Systems	1,976	77,706
Hyundai Glovis Co. Ltd.	1,418	244,040
Hyundai Industrial Development & Construction Co.	4,871	196,458
Hyundai Mobis	3,141	660,238
KB Financial Group, Inc.	5,866	185,563
Korea Electric Power Corp.	2,681	120,529
Korea Zinc Co. Ltd.	283	117,486
Korean Reinsurance Co.	19,619	233,688
LG Chemical Ltd.	1,413	376,835
NAVER Corp.	437	229,643
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NCSOFT Corp.	317	$ 52,613
Samsung Electronics Co. Ltd.	785	943,290
Samsung Fire & Marine Insurance Co. Ltd.	272	76,113
Samsung Life Insurance Co. Ltd.	1,434	136,898
Samsung SDI Co. Ltd.	360	33,579
Shinhan Financial Group Co. Ltd.	11,088	422,539
SK Hynix, Inc.	11,698	314,537
SK Telecom Co. Ltd.	80	16,915
SK Telecom Co. Ltd. sponsored ADR	4,960	116,858
TOTAL KOREA (SOUTH)		5,425,537
Mauritius - 0.1%
MakeMyTrip Ltd. (a)	3,000	47,880
Mexico - 3.5%
America Movil S.A.B. de CV Series L sponsored ADR	16,572	295,147
Banregio Grupo Financiero S.A.B. de CV	11,380	61,393
El Puerto de Liverpool S.A.B. de CV Class C	14,000	194,424
Grupo Aeroportuario del Pacifico SA de CV Series B	13,800	124,292
Grupo Aeroportuario Norte S.A.B. de CV	9,800	50,407
Grupo Comercial Chedraui S.A.B. de CV	34,576	95,662
Grupo Financiero Banorte S.A.B. de CV Series O	96,924	521,945
Grupo Financiero Santander Mexico S.A.B. de CV	44,200	81,214
Infraestructura Energetica Nova S.A.B. de CV	11,900	57,383
Macquarie Mexican (REIT)	227,130	315,302
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	6,200	77,739
Tenedora Nemak SA de CV (a)	53,900	77,957
Wal-Mart de Mexico SA de CV Series V	137,800	363,567
TOTAL MEXICO		2,316,432
Netherlands - 0.3%
Cnova NV (a)	6,600	19,800
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	15,500	84,430
Yandex NV (a)	5,237	84,316
TOTAL NETHERLANDS		188,546
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	10,580	60,835
Transnational Corp. of Nigeria PLC	3,557,220	32,346
Zenith Bank PLC	1,780,503	157,432
TOTAL NIGERIA		250,613
Common Stocks - continued
	Shares	Value
Pakistan - 0.2%
Habib Bank Ltd.	66,300	$ 131,764
Panama - 0.1%
Copa Holdings SA Class A	2,000	101,040
Philippines - 0.9%
Alliance Global Group, Inc.	321,850	125,047
Metro Pacific Investments Corp.	722,000	80,328
Metropolitan Bank & Trust Co.	80,721	146,571
Robinsons Land Corp.	410,280	268,201
TOTAL PHILIPPINES		620,147
Russia - 1.6%
E.ON Russia JSC (a)	1,222,700	58,169
Lukoil PJSC sponsored ADR	9,600	348,480
Mobile TeleSystems OJSC (a)	24,172	78,658
NOVATEK OAO GDR (Reg. S)	2,600	237,770
Sberbank of Russia (a)	59,060	83,738
Sberbank of Russia sponsored ADR	32,984	202,291
Sistema JSFC (a)	169,200	46,807
Sistema JSFC sponsored GDR	3,860	26,827
TOTAL RUSSIA		1,082,740
Singapore - 0.2%
First Resources Ltd.	90,100	120,695
South Africa - 2.8%
Aspen Pharmacare Holdings Ltd.	8,021	180,144
Barclays Africa Group Ltd.	26,942	345,755
Bidvest Group Ltd.	6,756	172,818
JSE Ltd.	7,710	74,376
Life Healthcare Group Holdings Ltd.	46,600	129,978
Naspers Ltd. Class N	5,200	761,645
Sasol Ltd.	2,800	89,717
Telkom SA Ltd.	13,510	70,972
TOTAL SOUTH AFRICA		1,825,405
Taiwan - 4.7%
Advanced Semiconductor Engineering, Inc.	44,000	50,794
Advantech Co. Ltd.	22,000	158,232
ASUSTeK Computer, Inc.	10,000	89,635
Catcher Technology Co. Ltd.	11,000	108,424
E.SUN Financial Holdings Co. Ltd.	368,946	222,174
Hermes Microvision, Inc.	1,000	38,657
Hon Hai Precision Industry Co. Ltd. (Foxconn)	39,555	105,512
Common Stocks - continued
	Shares	Value
Taiwan - continued
Inotera Memories, Inc. (a)	69,000	$ 53,347
King's Town Bank	78,600	62,706
Largan Precision Co. Ltd.	2,000	156,168
Taiwan Cement Corp.	186,000	207,399
Taiwan Fertilizer Co. Ltd.	49,000	62,712
Taiwan Semiconductor Manufacturing Co. Ltd.	311,000	1,310,382
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,542	33,862
Unified-President Enterprises Corp.	94,012	159,269
Universal Cement Corp.	97,654	69,033
Vanguard International Semiconductor Corp.	37,000	47,810
Yuanta Financial Holding Co. Ltd.	303,231	119,555
TOTAL TAIWAN		3,055,671
Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	13,900	116,191
Intouch Holdings PCL NVDR	39,960	84,214
Jasmine Broadband Internet Infrastructure Fund	526,400	153,998
Jasmine International Public Co. Ltd.	84,500	13,416
Kasikornbank PCL (For. Reg.)	65,280	315,778
PTT PCL (For. Reg.)	22,900	176,865
Thai Union Frozen Products PCL (For. Reg.)	312,100	155,058
TOTAL THAILAND		1,015,520
Turkey - 0.6%
Aselsan A/S	12,000	57,419
Tupras Turkiye Petrol Rafinelleri A/S (a)	7,000	184,880
Turkiye Garanti Bankasi A/S	47,864	123,941
TOTAL TURKEY		366,240
United Arab Emirates - 0.6%
DP World Ltd.	4,418	89,288
Emaar Properties PJSC	53,120	93,282
Emirates Telecommunications Corp.	3,488	14,529
First Gulf Bank PJSC	63,878	214,782
TOTAL UNITED ARAB EMIRATES		411,881
United Kingdom - 0.3%
Fresnillo PLC	8,200	92,280
HSBC Holdings PLC (Hong Kong)	16,000	125,102
TOTAL UNITED KINGDOM		217,382
Common Stocks - continued
	Shares	Value
United States of America - 0.3%
Cognizant Technology Solutions Corp. Class A (a)	2,620	$ 178,448
TOTAL COMMON STOCKS (Cost $31,801,701)		34,092,740
Nonconvertible Preferred Stocks - 2.4%

Brazil - 1.2%
Banco Bradesco SA (PN) sponsored ADR	18,930	102,979
Banco do Estado Rio Grande do Sul SA	28,720	44,608
Companhia Paranaense de Energia-Copel:
(PN-B)	515	4,340
(PN-B) sponsored	8,502	70,227
Itau Unibanco Holding SA sponsored ADR	38,688	265,013
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	37,506	149,649
Telefonica Brasil SA	4,890	50,656
Vale SA (PN-A) sponsored ADR	25,500	91,800
TOTAL BRAZIL		779,272
Korea (South) - 1.0%
Hyundai Motor Co. Series 2	2,535	253,107
Samsung Electronics Co. Ltd.	283	296,194
Samsung Fire & Marine Insurance Co. Ltd.	630	110,631
TOTAL KOREA (SOUTH)		659,932
Russia - 0.2%
Surgutneftegas OJSC (a)	145,800	99,386
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,121,719)		1,538,590
Nonconvertible Bonds - 16.4%
	Principal Amount
Azerbaijan - 1.1%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)	$ 200,000	184,016
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)	325,000	280,448
6.95% 3/18/30 (Reg. S)	275,000	257,675
TOTAL AZERBAIJAN		722,139
Nonconvertible Bonds - continued
	Principal Amount	Value
Brazil - 0.4%
Caixa Economica Federal 3.5% 11/7/22 (d)	$ 300,000	$ 241,500
Canada - 0.1%
First Quantum Minerals Ltd. 7% 2/15/21 (d)	100,000	74,000
Cayman Islands - 1.7%
Lamar Funding Ltd. 3.958% 5/7/25 (d)	200,000	187,340
Petrobras International Finance Co. Ltd.:
3.5% 2/6/17	200,000	193,300
5.375% 1/27/21	530,000	431,288
8.375% 12/10/18	300,000	299,778
TOTAL CAYMAN ISLANDS		1,111,706
Chile - 0.3%
Corporacion Nacional del Cobre de Chile (Codelco) 4.5% 9/16/25 (d)	200,000	198,376
Indonesia - 1.9%
PT Pertamina Persero:
4.875% 5/3/22 (d)	275,000	270,738
5.25% 5/23/21 (d)	200,000	204,846
5.625% 5/20/43 (d)	200,000	169,000
6% 5/3/42 (d)	400,000	347,000
6.5% 5/27/41 (d)	275,000	256,137
TOTAL INDONESIA		1,247,721
Ireland - 0.5%
Vnesheconombank Via VEB Finance PLC:
5.375% 2/13/17 (d)	250,000	253,125
6.8% 11/22/25 (d)	100,000	98,100
TOTAL IRELAND		351,225
Israel - 0.9%
B Communications Ltd. 7.375% 2/15/21 (d)	300,000	325,500
Israel Electric Corp. Ltd. 7.25% 1/15/19 (Reg. S)	250,000	280,812
TOTAL ISRAEL		606,312
Kazakhstan - 1.9%
Kazagro National Management Holding JSC 4.625% 5/24/23 (d)	400,000	324,160
KazMunaiGaz Finance Sub BV:
6% 11/7/44 (d)	200,000	156,304
9.125% 7/2/18 (d)	200,000	220,556
Nonconvertible Bonds - continued
	Principal Amount	Value
Kazakhstan - continued
KazMunaiGaz National Co. 5.75% 4/30/43 (d)	$ 300,000	$ 230,926
Zhaikmunai International BV 7.125% 11/13/19 (d)	350,000	285,250
TOTAL KAZAKHSTAN		1,217,196
Luxembourg - 0.9%
RSHB Capital SA:
5.1% 7/25/18 (d)	400,000	398,500
6.299% 5/15/17 (Reg. S)	200,000	204,152
TOTAL LUXEMBOURG		602,652
Mexico - 2.4%
Pemex Project Funding Master Trust 6.625% 6/15/35	350,000	344,313
Petroleos Mexicanos:
6.5% 6/2/41	425,000	407,915
6.625% (d)(e)	850,000	838,525
TOTAL MEXICO		1,590,753
Netherlands - 0.6%
Petrobras Global Finance BV:
6.85% 6/5/2115	215,000	147,533
7.25% 3/17/44	300,000	223,200
TOTAL NETHERLANDS		370,733
South Africa - 0.4%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)	300,000	278,550
Trinidad & Tobago - 0.3%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (d)	150,000	160,500
Tunisia - 0.3%
Banque Centrale de Tunisie 5.75% 1/30/25 (d)	200,000	187,532
Turkey - 0.4%
Arcelik A/S 5% 4/3/23 (d)	300,000	280,860
United Kingdom - 0.2%
Biz Finance PLC 9.625% 4/27/22 (d)	150,000	136,088
Venezuela - 2.1%
Petroleos de Venezuela SA:
5.25% 4/12/17	300,000	168,750
5.5% 4/12/37	500,000	171,000
6% 11/15/26 (Reg. S)	700,000	247,380
8.5% 11/2/17 (d)	250,000	151,850
9% 11/17/21 (Reg. S)	550,000	227,040
Nonconvertible Bonds - continued
	Principal Amount	Value
Venezuela - continued
Petroleos de Venezuela SA: - continued
9.75% 5/17/35 (d)	$ 300,000	$ 124,500
12.75% 2/17/22 (d)	600,000	298,500
TOTAL VENEZUELA		1,389,020
TOTAL NONCONVERTIBLE BONDS (Cost $11,880,507)		10,766,863
Government Obligations - 24.5%

Armenia - 0.5%
Republic of Armenia 6% 9/30/20 (d)	325,000	321,250
Barbados - 0.5%
Barbados Government 7% 8/4/22 (d)	350,000	344,920
Belize - 0.4%
Belize Government 5% 2/20/38 (c)(d)	332,500	243,556
Bolivia - 0.3%
Plurinational State of Bolivia 4.875% 10/29/22 (d)	200,000	200,750
Brazil - 2.0%
Brazilian Federative Republic:
4.25% 1/7/25	850,000	753,313
7.125% 1/20/37	100,000	97,250
8.25% 1/20/34	275,000	293,563
12.25% 3/6/30	100,000	152,750
TOTAL BRAZIL		1,296,876
Colombia - 0.4%
Colombian Republic 7.375% 9/18/37	225,000	261,000
Congo - 0.4%
Congo Republic 4% 6/30/29 (c)	299,250	245,385
Costa Rica - 0.8%
Costa Rican Republic:
4.375% 4/30/25 (d)	225,000	194,625
7% 4/4/44 (d)	200,000	180,000
7.158% 3/12/45 (d)	200,000	180,500
TOTAL COSTA RICA		555,125
Government Obligations - continued
	Principal Amount	Value
Dominican Republic - 0.5%
Dominican Republic:
6.6% 1/28/24 (d)	$ 100,000	$ 106,250
7.45% 4/30/44 (d)	200,000	211,000
TOTAL DOMINICAN REPUBLIC		317,250
Ecuador - 0.2%
Ecuador Republic 7.95% 6/20/24 (d)	200,000	152,000
Egypt - 0.2%
Arab Republic of Egypt 6.875% 4/30/40 (d)	150,000	134,400
El Salvador - 0.4%
El Salvador Republic:
7.375% 12/1/19	100,000	102,375
7.625% 2/1/41 (d)	150,000	133,500
TOTAL EL SALVADOR		235,875
Ethiopia - 0.3%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)	200,000	186,500
Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (d)	200,000	172,000
Georgia - 0.3%
Georgia Republic 6.875% 4/12/21 (d)	200,000	213,350
Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)	200,000	171,564
8.125% 1/18/26 (d)	200,000	169,850
10.75% 10/14/30 (d)	200,000	211,800
TOTAL GHANA		553,214
Hungary - 0.3%
Hungarian Republic 5.75% 11/22/23	200,000	225,250
Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)	250,000	183,125
Ivory Coast - 0.6%
Ivory Coast:
5.375% 7/23/24 (d)	200,000	178,000
5.75% 12/31/32	275,000	244,750
TOTAL IVORY COAST		422,750
Government Obligations - continued
	Principal Amount	Value
Jamaica - 0.2%
Jamaican Government 8% 6/24/19	$ 150,000	$ 163,500
Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (d)	200,000	185,450
Lebanon - 1.0%
Lebanese Republic:
5% 10/12/17	100,000	99,864
6.1% 10/4/22	150,000	149,100
6.65% 2/26/30(Reg. S)	125,000	123,750
11.625% 5/11/16 (Reg. S)	250,000	259,008
TOTAL LEBANON		631,722
Mexico - 0.3%
United Mexican States 5.75% 10/12/2110	200,000	195,500
Mongolia - 0.3%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)	200,000	166,737
Netherlands - 0.4%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	250,000	243,125
Pakistan - 0.3%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)	200,000	207,800
Panama - 0.4%
Panamanian Republic 8.875% 9/30/27	200,000	282,500
Philippines - 0.9%
Philippine Republic 9.5% 2/2/30	350,000	564,088
Qatar - 0.5%
State of Qatar 5.75% 1/20/42 (d)	250,000	310,625
Romania - 0.3%
Romanian Republic 6.75% 2/7/22 (d)	170,000	202,640
Russia - 2.9%
Russian Federation:
5% 4/29/20 (d)	225,000	236,531
5.625% 4/4/42 (d)	200,000	199,300
5.875% 9/16/43 (d)	200,000	205,300
7.5% 3/31/30 (Reg. S)	490,875	583,826
12.75% 6/24/28 (Reg. S)	425,000	692,750
TOTAL RUSSIA		1,917,707
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (d)	200,000	214,800
Government Obligations - continued
	Principal Amount	Value
Serbia - 0.5%
Republic of Serbia 7.25% 9/28/21 (d)	$ 260,000	$ 297,154
South Africa - 0.4%
South African Republic 5.875% 9/16/25	250,000	271,688
Sri Lanka - 0.5%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)	300,000	301,200
Tanzania - 0.3%
United Republic of Tanzania 6.5375% 3/9/20 (g)	200,000	193,750
Turkey - 1.7%
Turkish Republic:
6.25% 9/26/22	200,000	222,000
7% 6/5/20	250,000	283,238
7.375% 2/5/25	300,000	358,821
11.875% 1/15/30	165,000	275,550
TOTAL TURKEY		1,139,609
Ukraine - 1.1%
Ukraine Government:
6.58% 11/21/16 (d)	250,000	190,052
6.75% 11/14/17 (d)	200,000	151,413
7.5% 4/17/23 (Reg. S)	250,000	197,292
9.25% 7/24/17 (d)	200,000	151,413
TOTAL UKRAINE		690,170
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 12/3/15 (f)	60,000	59,999
Venezuela - 1.5%
Venezuelan Republic:
7% 3/31/38	650,000	242,125
8.25% 10/13/24	300,000	114,000
9% 5/7/23 (Reg. S)	300,000	117,750
9.25% 9/15/27	650,000	284,375
9.25% 5/7/28 (Reg. S)	250,000	98,125
12.75% 8/23/22	325,000	154,375
TOTAL VENEZUELA		1,010,750
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (d)	200,000	221,557
Government Obligations - continued
	Principal Amount	Value
Zambia - 0.5%
Republic of Zambia:
5.375% 9/20/22 (d)	$ 200,000	$ 148,000
8.97% 7/30/27 (d)	200,000	167,500
TOTAL ZAMBIA		315,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $16,800,604)		16,052,147
Preferred Securities - 0.6%

China - 0.5%
Sinochem Group 5% (d)(e)(f)	300,000	312,349
Colombia - 0.1%
Colombia Telecomunicacines SA 8.5% (d)(e)(f)	100,000	90,122
TOTAL PREFERRED SECURITIES (Cost $403,473)		402,471
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.18% (b) (Cost $1,436,463)	1,436,463	1,436,463
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $64,444,467)		64,289,274
NET OTHER ASSETS (LIABILITIES) - 1.8%		1,203,567
NET ASSETS - 100%		$ 65,492,841
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
12 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2015	$ 506,220	$ 22,118

The face value of futures purchased as a percentage of net assets is 0.8%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,025,720 or 21.4% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $59,999.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,500
Fidelity Securities Lending Cash Central Fund	640
Total	$ 3,140
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,430,635	$ 2,766,666	$ 445,206	$ 218,763
Consumer Staples	3,401,056	1,716,848	1,684,208	-
Energy	2,685,230	1,211,182	1,474,048	-
Financials	9,828,939	4,391,939	5,437,000	-
Health Care	736,763	310,122	426,641	-
Industrials	2,457,584	1,363,799	1,093,785	-
Information Technology	7,039,412	4,013,829	3,025,583	-
Materials	2,498,684	1,688,631	810,053	-
Telecommunication Services	2,424,618	1,612,438	812,180	-
Utilities	1,128,409	359,421	768,988	-
Corporate Bonds	10,766,863	-	10,766,863	-
Government Obligations	16,052,147	-	16,052,147	-
Preferred Securities	402,471	-	402,471	-
Money Market Funds	1,436,463	1,436,463	-	-
Total Investments in Securities:	$ 64,289,274	$ 20,871,338	$ 43,199,173	$ 218,763
Derivative Instruments:
Assets
Futures Contracts	$ 22,118	$ 22,118	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 695,622
Level 2 to Level 1	$ 2,488,814
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 22,118	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	3.8%
BBB	10.8%
BB	12.3%
B	7.4%
CCC,CC,C	5.1%
Not Rated	2.0%
Equities	54.5%
Short-Term Investments and Net Other Assets	4.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $63,008,004)	$ 62,852,811
Fidelity Central Funds (cost $1,436,463)	1,436,463
Total Investments (cost $64,444,467)		$ 64,289,274
Cash		362,836
Foreign currency held at value (cost $65,956)		65,977
Receivable for investments sold		555,312
Receivable for fund shares sold		101,694
Dividends receivable		12,507
Interest receivable		575,898
Distributions receivable from Fidelity Central Funds		286
Receivable for daily variation margin for derivative instruments		1,896
Prepaid expenses		183
Receivable from investment adviser for expense reductions		28,742
Other receivables		27,900
Total assets		66,022,505

Liabilities
Payable for investments purchased	$ 313,888
Payable for fund shares redeemed	59,882
Accrued management fee	43,392
Distribution and service plan fees payable	10,104
Other affiliated payables	15,645
Other payables and accrued expenses	86,753
Total liabilities		529,664

Net Assets		$ 65,492,841
Net Assets consist of:
Paid in capital		$ 65,852,157
Undistributed net investment income		1,546,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,767,162)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(138,235)
Net Assets		$ 65,492,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,164,340 ÷ 982,497 shares)	$ 10.35

Maximum offering price per share (100/94.25 of $10.35)	$ 10.98
Class T:
Net Asset Value and redemption price per share ($3,331,226 ÷ 322,484 shares)	$ 10.33

Maximum offering price per share (100/96.50 of $10.33)	$ 10.70
Class C:
Net Asset Value and offering price per share ($7,735,733 ÷ 754,353 shares)A	$ 10.25

Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($37,918,319 ÷ 3,652,776 shares)	$ 10.38

Class I:
Net Asset Value, offering price and redemption price per share ($6,343,223 ÷ 611,457 shares)	$ 10.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,105,140
Interest		1,976,845
Income from Fidelity Central Funds		3,140
Income before foreign taxes withheld		3,085,125
Less foreign taxes withheld		(111,245)
Total income		2,973,880

Expenses
Management fee	$ 564,291
Transfer agent fees	172,623
Distribution and service plan fees	148,766
Accounting and security lending fees	36,603
Custodian fees and expenses	262,557
Independent trustees' compensation	305
Registration fees	64,805
Audit	94,841
Legal	176
Miscellaneous	612
Total expenses before reductions	1,345,579
Expense reductions	(217,505)	1,128,074
Net investment income (loss)		1,845,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $51,537)	(1,335,001)
Foreign currency transactions	(33,466)
Futures contracts	28,498
Total net realized gain (loss)		(1,339,969)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $94,055)	(7,238,306)
Assets and liabilities in foreign currencies	2,727
Futures contracts	21,984
Total change in net unrealized appreciation (depreciation)		(7,213,595)
Net gain (loss)		(8,553,564)
Net increase (decrease) in net assets resulting from operations		$ (6,707,758)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,845,806	$ 1,316,375
Net realized gain (loss)	(1,339,969)	3,140,986
Change in net unrealized appreciation (depreciation)	(7,213,595)	(2,656,389)
Net increase (decrease) in net assets resulting from operations	(6,707,758)	1,800,972
Distributions to shareholders from net investment income	(1,198,750)	(1,381,318)
Distributions to shareholders from net realized gain	(136,019)	-
Total distributions	(1,334,769)	(1,381,318)
Share transactions - net increase (decrease)	(6,024,786)	(8,457,450)
Redemption fees	16,471	27,840
Total increase (decrease) in net assets	(14,050,842)	(8,009,956)

Net Assets
Beginning of period	79,543,683	87,553,639
End of period (including undistributed net investment income of $1,546,081 and undistributed net investment income of $1,150,725, respectively)	$ 65,492,841	$ 79,543,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.56	$ 11.37	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.28	.18	.18	.20
Net realized and unrealized gain (loss)	(1.30)	.19	.48	.68
Total from investment operations	(1.02)	.37	.66	.88
Distributions from net investment income	(.17)	(.18)	(.15)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.19)	(.18)	(.16)	(.02)
Redemption fees added to paid in capitalC	- H	- H	.01	-H
Net asset value, end of period	$ 10.35	$ 11.56	$ 11.37	$ 10.86
Total ReturnA, B	(8.92)%	3.30%	6.23%	8.80%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.93%	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.62%	1.62%
Net investment income (loss)	2.58%	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,164	$ 13,627	$ 18,837	$ 7,675
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class T

Years ended October 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.34	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.25	.15	.15	.17
Net realized and unrealized gain (loss)	(1.30)	.19	.48	.68
Total from investment operations	(1.05)	.34	.63	.85
Distributions from net investment income	(.14)	(.14)	(.12)	(.01)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.16)	(.14)	(.14) F	(.01)
Redemption fees added to paid in capitalC	-I	-I	.01	-I
Net asset value, end of period	$ 10.33	$ 11.54	$ 11.34	$ 10.84
Total ReturnA, B	(9.18)%	3.04%	5.93%	8.56%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.27%	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.89%	1.90%	1.88%	1.87%
Net investment income (loss)	2.33%	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,331	$ 5,277	$ 5,967	$ 5,823
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 11.29	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.20	.10	.09	.12
Net realized and unrealized gain (loss)	(1.30)	.19	.47	.69
Total from investment operations	(1.10)	.29	.56	.81
Distributions from net investment income	(.10)	(.11)	(.07)	(.01)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.12)	(.11)	(.08)	(.01)
Redemption fees added to paid in capitalC	-H	-H	.01	-H
Net asset value, end of period	$ 10.25	$ 11.47	$ 11.29	$ 10.80
Total ReturnA, B	(9.68)%	2.56%	5.31%	8.07%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.68%	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.39%	2.40%	2.37%	2.37%
Net investment income (loss)	1.83%	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,736	$ 10,104	$ 7,436	$ 5,824
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.31	.21	.21	.22
Net realized and unrealized gain (loss)	(1.31)	.19	.47	.69
Total from investment operations	(1.00)	.40	.68	.91
Distributions from net investment income	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	-G	-G	.01	-G
Net asset value, end of period	$ 10.38	$ 11.60	$ 11.40	$ 10.89
Total ReturnA	(8.74)%	3.56%	6.44%	9.15%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.72%	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.38%	1.38%
Net investment income (loss)	2.83%	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,918	$ 45,763	$ 49,959	$ 81,416
Portfolio turnover rateD	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.31	.21	.20	.22
Net realized and unrealized gain (loss)	(1.31)	.18	.48	.69
Total from investment operations	(1.00)	.39	.68	.91
Distributions from net investment income	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	-G	-G	.01	-G
Net asset value, end of period	$ 10.37	$ 11.59	$ 11.40	$ 10.89
Total ReturnA	(8.74)%	3.51%	6.44%	9.15%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.58%	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.37%	1.37%
Net investment income (loss)	2.83%	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,343	$ 4,773	$ 5,354	$ 2,287
Portfolio turnover rateD	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforward and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,232,395
Gross unrealized depreciation	(6,504,580)
Net unrealized appreciation (depreciation) on securities	$ (272,185)
Tax Cost	$ 64,561,459

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,285,899
Capital loss carryforward	$ (1,367,584)
Net unrealized appreciation (depreciation) on securities and other investments	$ (274,699)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (1,367,584)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 1,198,749	$ 1,381,317
Long-term Capital Gain	136,020	-
Total	$ 1,334,769	$ 1,381,317

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,498 and a change in net unrealized appreciation (depreciation) of $21,984 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $54,530,477 and $61,528,390, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 31,934	$ 8,405
Class T	.25%	.25%	22,488	8,147
Class C	.75%	.25%	94,344	49,446
			$ 148,766	$ 65,998

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,577
Class T	1,143
Class CA	5,625
$ 11,345

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 29,046.23
Class T	14,108.31
Class C	21,328.23
Total Emerging Markets	97,762.26
Class I	10,379.16
	$ 172,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $434 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $640. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 35,348
Class T	1.90%	16,501
Class C	2.40%	26,141
Total Emerging Markets	1.40%	119,637
Class I	1.40%	11,808
		$ 209,435

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,745 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $199.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $278 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 359
Class T	94
Class C	192
Total Emerging Markets	1,090
Class I	113
$ 1,848

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 211,944	$ 298,475
Class T	63,689	72,882
Class C	88,937	71,691
Total Emerging Markets	751,293	837,446
Class I	82,887	100,824
Total	$ 1,198,750	$ 1,381,318
From net realized gain
Class A	$ 24,934	$ -
Class T	9,098	-
Class C	18,150	-
Total Emerging Markets	75,507	-
Class I	8,330	-
Total	$ 136,019	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	251,231	374,099	$ 2,772,246	$ 4,265,512
Reinvestment of distributions	21,174	24,147	232,918	267,553
Shares redeemed	(469,131)	(876,261)	(4,963,727)	(9,758,391)
Net increase (decrease)	(196,726)	(478,015)	$ (1,958,563)	$ (5,225,326)
Class T
Shares sold	45,171	73,071	$ 491,646	$ 838,229
Reinvestment of distributions	6,566	6,487	72,226	71,875
Shares redeemed	(186,633)	(148,531)	(1,964,687)	(1,659,489)
Net increase (decrease)	(134,896)	(68,973)	$ (1,400,815)	$ (749,385)
Class C
Shares sold	198,104	312,027	$ 2,115,228	$ 3,545,260
Reinvestment of distributions	9,691	6,236	106,316	69,031
Shares redeemed	(334,580)	(95,617)	(3,520,139)	(1,079,948)
Net increase (decrease)	(126,785)	222,646	$ (1,298,595)	$ 2,534,343

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Total Emerging Markets
Shares sold	1,772,167	1,227,986	$ 18,534,579	$ 14,240,572
Reinvestment of distributions	70,595	69,851	777,256	774,644
Shares redeemed	(2,136,425)	(1,734,596)	(22,904,245)	(19,517,156)
Net increase (decrease)	(293,663)	(436,759)	$ (3,592,410)	$ (4,501,940)
Class I
Shares sold	421,240	216,506	$ 4,563,340	$ 2,508,322
Reinvestment of distributions	8,237	8,910	90,609	98,814
Shares redeemed	(229,844)	(283,392)	(2,428,352)	(3,122,278)
Net increase (decrease)	199,633	(57,976)	$ 2,225,597	$ (515,142)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 70%, Class T designates 83%, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.1951	$0.0251
Class T	12/08/14	$0.1651	$0.0251
Class C	12/08/14	$0.1231	$0.0251

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee,

Annual Report

FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEK-UANN-1215
1.931267.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is
a class of Fidelity®
Emerging Markets
Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Class I	-10.04%	3.80%

A From November 1, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class I on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Managers Tim Gannon and Greg Lee: For the year, the fund's share classes (excluding sales charges, if applicable) turned in low double-digit declines but mostly outperformed the -10.55% return of the benchmark MSCI Emerging Markets SMID Cap Index. Security selection drove the funds performance versus the benchmark, as stock picking in a majority of the fund's 10 sector sleeves was positive. From a geographic perspective, investments in Malaysia, Indonesia and Turkey were helpful, but those in South Korea, Brazil and Nigeria hurt versus the benchmark. Among sectors, picks in consumer staples, materials, health care and telecommunication services lifted performance most. The fund's top relative contributor this period was its overweighting in Sansung Life & Science, a former cardboard manufacturer in South Korea that became an extremely successful cosmetics company. The stock re-rated upward, lifting the fund's relative results, as the company continued to take market share in its core face-mask category. We sold Sansung from the fund by period end. Picks in financials were most detrimental to relative performance this period, including stakes in Egypt-based diversified financials firm Citadel Capital and Banco Estado Rio Grande, from Brazil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.70%
Actual		$ 1,000.00	$ 865.30	$ 7.99
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 864.00	$ 9.16
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 862.10	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 865.90	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class I	1.45%
Actual		$ 1,000.00	$ 866.40	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	2.4	2.1
Quinenco SA (Chile, Industrial Conglomerates)	1.9	1.7
Fila Korea Ltd. (Korea (South), Textiles, Apparel & Luxury Goods)	1.6	1.5
Macquarie Mexican (REIT) (Mexico, Real Estate Investment Trusts)	1.5	1.4
Advantech Co. Ltd. (Taiwan, Technology Hardware, Storage & Peripherals)	1.4	0.7
	8.8
Top Five Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	17.2
Industrials	17.0	17.2
Information Technology	15.4	15.9
Consumer Discretionary	14.6	15.3
Materials	10.2	10.1
Top Five Countries as of October 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	13.3	13.7
India	13.0	12.7
Cayman Islands	11.4	12.0
Taiwan	9.6	8.2
China	6.3	5.5
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bangladesh - 0.4%
BRAC Bank Ltd.	449,466	$ 268,010
Bermuda - 2.5%
Aquarius Platinum Ltd. (Australia) (a)	2,009,820	348,562
China Resource Gas Group Ltd.	58,000	159,097
Digital China Holdings Ltd. (H Shares)	160,000	163,238
PAX Global Technology Ltd.	386,000	504,757
Shangri-La Asia Ltd.	660,000	604,010
TOTAL BERMUDA		1,779,664
Brazil - 3.8%
Companhia de Saneamento de Minas Gerais	50,290	169,522
Cosan SA Industria e Comercio	64,720	414,679
Direcional Engenharia SA	219,000	201,024
Fibria Celulose SA	48,200	657,906
FPC Par Corretora de Seguros	96,200	269,152
Minerva SA (a)	129,800	429,464
QGEP Participacoes SA (a)	152,100	235,059
Smiles SA	44,100	344,196
TOTAL BRAZIL		2,721,002
British Virgin Islands - 0.3%
Dolphin Capital Investors Ltd. (a)	918,400	245,996
Canada - 1.4%
Pan American Silver Corp.	54,500	412,565
Torex Gold Resources, Inc. (a)	612,300	580,645
TOTAL CANADA		993,210
Cayman Islands - 11.4%
58.com, Inc. ADR (a)(d)	15,100	792,599
Casetek Holdings	51,000	224,642
China Cord Blood Corp. (a)	97,900	623,623
Cosmo Lady (China) Holdings Co. Ltd.	755,000	749,853
E-House China Holdings Ltd. ADR	47,500	294,500
ENN Energy Holdings Ltd.	26,000	148,945
Eurasia Drilling Co. Ltd. GDR (Reg. S)	20,000	227,000
GCL-Poly Energy Holdings Ltd. (a)	1,093,000	225,758
Haitian International Holdings Ltd.	295,000	516,161
Ju Teng International Holdings Ltd.	436,000	238,442
Kingboard Laminates Holdings Ltd.	608,500	253,439
Kingsoft Corp. Ltd.	81,000	183,293
Lee's Pharmaceutical Holdings Ltd.	374,000	482,885
Pico Far East Holdings Ltd.	2,320,000	615,850
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Semiconductor Manufacturing International Corp. (a)	2,182,000	$ 202,140
Sino Biopharmaceutical Ltd.	436,000	541,817
SITC International Holdings Co. Ltd.	1,224,000	628,266
Sunny Optical Technology Group Co. Ltd.	114,000	265,064
TPK Holding Co. Ltd.	32,000	79,840
Uni-President China Holdings Ltd. (d)	1,005,000	823,121
TOTAL CAYMAN ISLANDS		8,117,238
Chile - 5.4%
Compania Cervecerias Unidas SA sponsored ADR	21,500	515,355
CorpBanca SA	33,441,053	306,823
Empresas CMPC SA	241,277	594,514
Inversiones La Construccion SA	41,103	467,167
Quinenco SA	673,804	1,334,844
Vina Concha y Toro SA	371,890	633,485
TOTAL CHILE		3,852,188
China - 6.3%
BBMG Corp. (H Shares)	847,000	593,558
China Longyuan Power Grid Corp. Ltd. (H Shares)	149,000	136,223
China Machinery Engineering Co. (H Shares)	522,000	453,046
China Suntien Green Energy Corp. Ltd. (H Shares) (d)	1,262,200	225,041
Huangshan Tourism Development Co. Ltd.	346,700	593,413
Qingdao Haier Co. Ltd.	520,686	792,670
Tong Ren Tang Technologies Co. Ltd. (H Shares)	381,000	595,104
Zhengzhou Yutong Bus Co. Ltd.	149,219	513,955
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	96,500	624,687
TOTAL CHINA		4,527,697
Colombia - 0.3%
Organizacion Terpel SA	48,928	180,714
Cyprus - 1.0%
Global Ports Investment PLC GDR (Reg. S)	159,800	703,120
Egypt - 0.3%
Citadel Capital Corp. (a)	1,084,800	248,570
Greece - 1.1%
Public Power Corp. of Greece	43,080	248,234
Titan Cement Co. SA (Reg.)	23,400	513,350
TOTAL GREECE		761,584
Hong Kong - 4.4%
BYD Electronic International Co. Ltd. (a)	146,000	95,415
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Resources Beer Holdings Co. Ltd.	288,000	$ 543,793
Far East Horizon Ltd.	899,000	747,766
Techtronic Industries Co. Ltd.	471,500	1,723,647
TOTAL HONG KONG		3,110,621
India - 13.0%
Adani Ports & Special Economic Zone (a)	114,759	518,147
Arvind Mills Ltd. (a)	117,146	495,403
Bank of Baroda (a)	84,785	206,426
Cadila Healthcare Ltd. (a)	83,485	531,725
Edelweiss Financial Services Ltd.	827,000	750,570
Exide Industries Ltd. (a)	318,791	727,266
Grasim Industries Ltd.	13,786	782,499
Iifl Holdings Ltd. (a)	227,222	665,608
Indraprastha Gas Ltd. (a)	52,765	393,709
JK Cement Ltd.	42,409	443,340
LIC Housing Finance Ltd. (a)	50,882	371,515
Mahindra Lifespace Developers Ltd. (a)	67,363	512,341
Mphasis BFL Ltd.	51,793	375,539
Petronet LNG Ltd.	113,023	334,966
Power Grid Corp. of India Ltd.	196,095	385,479
Redington India Ltd. (a)	102,277	185,879
Solar Industries India Ltd. (a)	6,809	349,950
The Jammu & Kashmir Bank Ltd.	237,424	301,325
Torrent Pharmaceuticals Ltd.	25,387	596,652
VST Industries Ltd. (a)	13,967	341,812
TOTAL INDIA		9,270,151
Indonesia - 1.0%
Link Net Tbk PT (a)	770,900	241,570
PT Panin Life Tbk (a)	31,241,600	498,676
TOTAL INDONESIA		740,246
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	162,160	348,658
Korea (South) - 12.2%
AMOREPACIFIC Group, Inc.	3,016	425,284
BGFretail Co. Ltd.	1,501	223,486
Binggrea Co. Ltd.	3,814	228,151
Com2uS Corp.	2,384	240,118
Crown Confectionery Co., Ltd.	506	259,699
Daewoo International Corp.	20,479	357,827
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Devsisters Co. Ltd. (a)	7,152	$ 193,870
DGB Financial Group Co. Ltd.	73,214	679,706
E-Mart Co. Ltd.	2,833	527,263
Fila Korea Ltd.	12,688	1,111,257
Hyundai Glovis Co. Ltd.	4,198	722,481
Hyundai Industrial Development & Construction Co.	20,928	844,071
Hyundai Wia Corp.	5,867	685,991
Koh Young Technology, Inc.	6,128	178,456
Korean Reinsurance Co.	32,080	382,115
Medy-Tox, Inc.	1,659	707,469
NCSOFT Corp.	2,058	341,567
Silicon Works Co. Ltd.	7,719	229,859
Sungshin Cement Manufacturing Co. Ltd. (a)	40,501	404,382
TOTAL KOREA (SOUTH)		8,743,052
Luxembourg - 0.0%
Atento SA (a)	3,500	36,050
Malaysia - 1.4%
Inari Amertron Bhd	223,600	185,345
Top Glove Corp. Bhd	354,600	783,209
TOTAL MALAYSIA		968,554
Mexico - 6.3%
Grupo Aeroportuario del Pacifico SA de CV Series B	88,400	796,188
Grupo Aeroportuario Norte S.A.B. de CV	106,300	546,759
Grupo Comercial Chedraui S.A.B. de CV	175,300	485,005
Grupo GICSA SA de CV (a)	222,000	216,385
Industrias Penoles SA de CV	44,180	587,362
Macquarie Mexican (REIT) (d)	775,572	1,076,649
Megacable Holdings S.A.B. de CV unit	116,200	442,843
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	7,718	96,773
Qualitas Controladora S.A.B. de CV (a)	210,300	262,019
TOTAL MEXICO		4,509,983
Nigeria - 0.3%
Transnational Corp. of Nigeria PLC	23,459,127	213,318
Pakistan - 0.4%
Habib Bank Ltd.	152,000	302,084
Panama - 0.7%
Copa Holdings SA Class A	10,200	515,304
Common Stocks - continued
	Shares	Value
Philippines - 1.5%
Alliance Global Group, Inc.	1,515,900	$ 588,967
Metro Pacific Investments Corp.	4,315,000	480,076
TOTAL PHILIPPINES		1,069,043
Poland - 1.2%
Asseco Poland SA	21,300	314,896
Prime Car Management SA	48,600	521,799
TOTAL POLAND		836,695
Romania - 1.0%
Banca Transilvania SA (a)	492,829	309,840
BRD-Groupe Societe Generale (a)	135,947	394,474
TOTAL ROMANIA		704,314
Russia - 0.7%
E.ON Russia JSC (a)	5,471,000	260,277
Sistema JSFC sponsored GDR	31,660	220,037
TOTAL RUSSIA		480,314
Singapore - 0.3%
First Resources Ltd.	168,700	225,985
South Africa - 1.7%
Alexander Forbes Group Holding	861,282	542,697
Reunert Ltd.	137,600	670,948
TOTAL SOUTH AFRICA		1,213,645
Sri Lanka - 0.6%
Hatton National Bank PLC	273,700	422,852
Taiwan - 9.6%
ADLINK Technology, Inc.	95,749	258,359
Advantech Co. Ltd.	138,000	992,546
Chipbond Technology Corp.	124,000	177,225
Cleanaway Co. Ltd.	114,000	561,836
Cub Elecparts, Inc.	52,892	666,343
Elite Semiconductor Memory Technology, Inc.	143,000	128,839
eMemory Technology, Inc.	22,000	227,014
Everlight Electronics Co. Ltd.	160,000	243,709
FLEXium Interconnect, Inc.	84,442	237,213
Forhouse Corp.	485,000	191,968
Hermes Microvision, Inc.	4,000	154,628
Inventec Corp.	440,000	253,442
Lite-On Technology Corp.	333,640	347,360
Common Stocks - continued
	Shares	Value
Taiwan - continued
Powertech Technology, Inc.	184,000	$ 408,070
Radiant Opto-Electronics Corp.	88,000	273,772
Sirtec International Co. Ltd.	176,000	217,391
St.Shine Optical Co. Ltd.	27,000	409,179
Synnex Technology International Corp.	277,000	293,083
Tong Hsing Electronics Industries Ltd.	108,000	274,449
Universal Cement Corp.	368,840	260,739
Vanguard International Semiconductor Corp.	200,000	258,432
TOTAL TAIWAN		6,835,597
Thailand - 1.1%
Delta Electronics PCL (For. Reg.)	116,300	276,351
Thai Union Frozen Products PCL (For. Reg.)	963,800	478,836
TOTAL THAILAND		755,187
Turkey - 2.0%
Aksa Akrilik Kimya Sanayii	118,000	433,080
Aselsan A/S	137,000	655,536
Tupras Turkiye Petrol Rafinelleri A/S (a)	12,576	332,151
TOTAL TURKEY		1,420,767
United Arab Emirates - 0.5%
National Bank of Ras Al-Khaimah PSC (a)	178,179	325,020
United Kingdom - 1.0%
Bank of Georgia Holdings PLC	23,100	712,219
United States of America - 0.3%
First Cash Financial Services, Inc. (a)	6,000	228,900
Vietnam - 0.4%
FTP Corp.	142,600	314,754
TOTAL COMMON STOCKS (Cost $75,444,283)		68,702,306
Nonconvertible Preferred Stocks - 1.4%

Brazil - 0.3%
Banco do Estado Rio Grande do Sul SA	142,200	220,865
Korea (South) - 1.1%
LG Chemical Ltd.	4,102	774,220
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,119,425)		995,085
Government Obligations - 0.0%
	Principal Amount	Value
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% 12/3/15 (Cost $20,000)	$ 20,000	$ 20,000
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	1,625,275	1,625,275
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,456,800	2,456,800
TOTAL MONEY MARKET FUNDS (Cost $4,082,075)		4,082,075
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $80,665,783)		73,799,466
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(2,439,342)
NET ASSETS - 100%		$ 71,360,124
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,002
Fidelity Securities Lending Cash Central Fund	7,859
Total	$ 12,861
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,367,560	$ 4,065,448	$ 5,509,442	$ 792,670
Consumer Staples	6,140,739	3,727,192	2,413,547	-
Energy	1,768,896	1,208,889	560,007	-
Financials	12,923,664	8,389,361	4,534,303	-
Health Care	5,271,663	1,740,271	3,531,392	-
Industrials	12,206,765	8,363,536	3,843,229	-
Information Technology	11,002,761	7,848,101	3,154,660	-
Materials	7,303,592	4,785,683	2,517,909	-
Telecommunication Services	810,265	568,695	241,570	-
Utilities	1,901,486	678,033	1,223,453	-
Government Obligations	20,000	-	20,000	-
Money Market Funds	4,082,075	4,082,075	-	-
Total Investments in Securities:	$ 73,799,466	$ 45,457,284	$ 27,549,512	$ 792,670

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 2,193,999
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	123,445
Net Unrealized Gain (Loss) on Investment Securities	1,856
Cost of Purchases	977,596
Proceeds of Sales	(310,227)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 792,670
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 1,856

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,338,259) - See accompanying schedule: Unaffiliated issuers (cost $76,583,708)	$ 69,717,391
Fidelity Central Funds (cost $4,082,075)	4,082,075
Total Investments (cost $80,665,783)		$ 73,799,466
Cash		103,696
Foreign currency held at value (cost $7,645)		7,480
Receivable for investments sold		301,197
Receivable for fund shares sold		78,842
Dividends receivable		12,866
Distributions receivable from Fidelity Central Funds		868
Prepaid expenses		218
Receivable from investment adviser for expense reductions		33,319
Other receivables		9,766
Total assets		74,347,718

Liabilities
Payable for investments purchased	$ 295,566
Payable for fund shares redeemed	73,113
Accrued management fee	50,866
Distribution and service plan fees payable	3,218
Other affiliated payables	16,907
Other payables and accrued expenses	91,124
Collateral on securities loaned, at value	2,456,800
Total liabilities		2,987,594

Net Assets		$ 71,360,124
Net Assets consist of:
Paid in capital		$ 80,045,129
Undistributed net investment income		413,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,212,898)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,885,704)
Net Assets		$ 71,360,124

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,660,013 ÷ 426,752 shares)	$ 10.92

Maximum offering price per share (100/94.25 of $10.92)	$ 11.59
Class T:
Net Asset Value and redemption price per share ($2,015,001 ÷ 185,561 shares)	$ 10.86

Maximum offering price per share (100/96.50 of $10.86)	$ 11.25
Class C:
Net Asset Value and offering price per share ($1,674,587 ÷ 156,693 shares)A	$ 10.69

Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($61,600,864 ÷ 5,608,316 shares)	$ 10.98

Class I:
Net Asset Value, offering price and redemption price per share ($1,409,659 ÷ 127,965 shares)	$ 11.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,741,878
Special dividends		415,817
Interest		4
Income from Fidelity Central Funds		12,861
Income before foreign taxes withheld		2,170,560
Less foreign taxes withheld		(263,796)
Total income		1,906,764

Expenses
Management fee	$ 661,948
Transfer agent fees	178,413
Distribution and service plan fees	38,098
Accounting and security lending fees	40,604
Custodian fees and expenses	176,611
Independent trustees' compensation	337
Registration fees	70,131
Audit	90,650
Legal	210
Miscellaneous	897
Total expenses before reductions	1,257,899
Expense reductions	(100,295)	1,157,604
Net investment income (loss)		749,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $311,960)	(1,427,654)
Foreign currency transactions	(123,177)
Futures contracts	(381,269)
Total net realized gain (loss)		(1,932,100)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $258,529)	(8,018,876)
Assets and liabilities in foreign currencies	16,343
Total change in net unrealized appreciation (depreciation)		(8,002,533)
Net gain (loss)		(9,934,633)
Net increase (decrease) in net assets resulting from operations		$ (9,185,473)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 749,160	$ 451,642
Net realized gain (loss)	(1,932,100)	(250,198)
Change in net unrealized appreciation (depreciation)	(8,002,533)	(701,823)
Net increase (decrease) in net assets resulting from operations	(9,185,473)	(500,379)
Distributions to shareholders from net investment income	-	(676,480)
Distributions to shareholders from net realized gain	-	(2,520,609)
Total distributions	-	(3,197,089)
Share transactions - net increase (decrease)	(6,487,831)	(16,216,808)
Redemption fees	32,392	46,780
Total increase (decrease) in net assets	(15,640,912)	(19,867,496)

Net Assets
Beginning of period	87,001,036	106,868,532
End of period (including undistributed net investment income of $413,597 and undistributed net investment income of $174, respectively)	$ 71,360,124	$ 87,001,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.17	$ 12.49	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09 J	.04	.08	.12
Net realized and unrealized gain (loss)	(1.34)	(.01)	.75	1.76
Total from investment operations	(1.25)	.03	.83	1.88
Distributions from net investment income	-	(.06)	(.04)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.36)	(.25)I	(.01)
Redemption fees added to paid in capitalC	-H	.01	.02	.02
Net asset value, end of period	$ 10.92	$ 12.17	$ 12.49	$ 11.89
Total ReturnA, B	(10.27)%	.31%	7.20%	19.00%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.88%	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.70%	1.64%	1.64%
Net investment income (loss)	.76% J	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,660	$ 4,362	$ 5,065	$ 1,671
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.13	$ 12.44	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06 J	-H	.05	.10
Net realized and unrealized gain (loss)	(1.33)	-H	.74	1.75
Total from investment operations	(1.27)	-H	.79	1.85
Distributions from net investment income	-	(.02)	(.03)	-H
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.32)	(.24)I	-H
Redemption fees added to paid in capitalC	-H	.01	.02	.02
Net asset value, end of period	$ 10.86	$ 12.13	$ 12.44	$ 11.87
Total ReturnA, B	(10.47)%	.05%	6.87%	18.75%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.16%	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.94%	1.95%	1.89%	1.89%
Net investment income (loss)	.51% J	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,015	$ 2,031	$ 1,914	$ 1,700
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 12.35	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- F,I	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	(1.31)	-I	.74	1.76
Total from investment operations	(1.31)	(.06)	.72	1.80
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.30)	(.21)	-
Redemption fees added to paid in capitalC	- I	.01	.02	.02
Net asset value, end of period	$ 10.69	$ 12.00	$ 12.35	$ 11.82
Total ReturnA, B	(10.92)%	(.42)%	6.32%	18.20%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.64%	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.44%	2.45%	2.39%	2.39%
Net investment income (loss)	.01% F	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,675	$ 1,750	$ 2,082	$ 1,474
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 12.52	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss)B	.12 E	.07	.11	.15
Net realized and unrealized gain (loss)	(1.35)	-H	.74	1.76
Total from investment operations	(1.23)	.07	.85	1.91
Distributions from net investment income	-	(.09)	(.07)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.39)	(.27)	(.01)
Redemption fees added to paid in capitalB	-H	.01	.02	.02
Net asset value, end of period	$ 10.98	$ 12.21	$ 12.52	$ 11.92
Total ReturnA	(10.07)%	.61%	7.37%	19.35%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.56%	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.45%	1.39%	1.39%
Net investment income (loss)	1.01% E	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,601	$ 78,377	$ 96,731	$ 39,135
Portfolio turnover rateD	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 12.53	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12 H	.07	.11	.15
Net realized and unrealized gain (loss)	(1.35)	- G	.75	1.76
Total from investment operations	(1.23)	.07	.86	1.91
Distributions from net investment income	-	(.06)	(.07)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.36)	(.27)	(.01)
Redemption fees added to paid in capitalB	- G	.01	.02	.02
Net asset value, end of period	$ 11.02	$ 12.25	$ 12.53	$ 11.92
Total ReturnA	(10.04)%	.61%	7.45%	19.35%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.54%	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.43%	1.45%	1.39%	1.39%
Net investment income (loss)	1.01% H	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,410	$ 481	$ 1,076	$ 1,825
Portfolio turnover rateD	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 792,670	Adjusted transaction price	Proxy movement	0.0%	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,713,145
Gross unrealized depreciation	(12,060,381)
Net unrealized appreciation (depreciation) on securities	$ (7,347,236)
Tax Cost	$ 81,146,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 413,626
Capital loss carryforward	$ (1,731,575)
Net unrealized appreciation (depreciation) on securities and other investments	$ (7,349,233)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (1,731,575)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ -	$ 676,480
Long-term Capital Gains	-	2,520,609
Total	$ -	$ 3,197,089

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(381,269) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,304,743 and $80,761,199, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,767	$ 550
Class T	.25%	.25%	10,340	15
Class C	.75%	.25%	15,991	5,122
			$ 38,098	$ 5,687

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,871
Class T	2,151
Class CA	233
$ 7,255

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 14,269.30
Class T	6,765.33
Class C	4,800.30
Emerging Markets Discovery	149,981.22
Class I	2,598.25
	$ 178,413

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $608 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $114 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,859. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$ 8,649
Class T	1.95%	4,276
Class C	2.45%	2,999
Emerging Markets Discovery	1.45%	72,186
Class I	1.45%	950
		$ 89,060

Annual Report

9. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,674 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $334 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 36
Class T	4
Class C	16
Emerging Markets Discovery	2,141
Class I	30
$ 2,227

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ -	$ 23,688
Class T	-	2,475
Emerging Markets Discovery	-	646,254
Class I	-	4,063
Total	$ -	$ 676,480
From net realized gain
Class A	$ -	$ 122,525
Class T	-	43,668
Class C	-	51,356
Emerging Markets Discovery	-	2,280,897
Class I	-	22,163
Total	$ -	$ 2,520,609

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	161,641	147,354	$ 1,908,467	$ 1,789,001
Reinvestment of distributions	-	10,958	-	133,251
Shares redeemed	(93,262)	(205,580)	(1,088,220)	(2,490,439)
Net increase (decrease)	68,379	(47,268)	$ 820,247	$ (568,187)
Class T
Shares sold	59,344	52,146	$ 694,558	$ 631,489
Reinvestment of distributions	-	3,566	-	43,325
Shares redeemed	(41,200)	(42,178)	(472,328)	(507,088)
Net increase (decrease)	18,144	13,534	$ 222,230	$ 167,726
Class C
Shares sold	68,780	92,257	$ 796,943	$ 1,143,008
Reinvestment of distributions	-	4,241	-	51,185
Shares redeemed	(57,921)	(119,225)	(667,642)	(1,424,170)
Net increase (decrease)	10,859	(22,727)	$ 129,301	$ (229,977)
Emerging Markets Discovery
Shares sold	2,311,392	2,185,123	$ 27,313,497	$ 26,469,903
Reinvestment of distributions	-	205,996	-	2,506,974
Shares redeemed	(3,121,418)	(3,696,612)	(36,074,220)	(44,026,941)
Net increase (decrease)	(810,026)	(1,305,493)	$ (8,760,723)	$ (15,050,064)
Class I
Shares sold	209,924	25,831	$ 2,474,235	$ 324,477
Reinvestment of distributions	-	824	-	10,052
Shares redeemed	(121,211)	(73,327)	(1,373,121)	(870,835)
Net increase (decrease)	88,713	(46,672)	$ 1,101,114	$ (536,306)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee,

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked equal to its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2015.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMDI-UANN-1215
1.931242.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Emerging
Markets Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-15.43%	1.99%
Class T (incl. 3.50% sales charge)	-13.60%	2.34%
Class C (incl. contingent deferred sales charge) B	-11.81%	2.76%

A From November 1, 2011.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Managers Tim Gannon and Greg Lee: For the year, the fund's share classes (excluding sales charges, if applicable) turned in low double-digit declines but mostly outperformed the -10.55% return of the benchmark MSCI Emerging Markets SMID Cap Index. Security selection drove the funds performance versus the benchmark, as stock picking in a majority of the fund's 10 sector sleeves was positive. From a geographic perspective, investments in Malaysia, Indonesia and Turkey were helpful, but those in South Korea, Brazil and Nigeria hurt versus the benchmark. Among sectors, picks in consumer staples, materials, health care and telecommunication services lifted performance most. The fund's top relative contributor this period was its overweighting in Sansung Life & Science, a former cardboard manufacturer in South Korea that became an extremely successful cosmetics company. The stock re-rated upward, lifting the fund's relative results, as the company continued to take market share in its core face-mask category. We sold Sansung from the fund by period end. Picks in financials were most detrimental to relative performance this period, including stakes in Egypt-based diversified financials firm Citadel Capital and Banco Estado Rio Grande, from Brazil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.70%
Actual		$ 1,000.00	$ 865.30	$ 7.99
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 864.00	$ 9.16
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 862.10	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 865.90	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class I	1.45%
Actual		$ 1,000.00	$ 866.40	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	2.4	2.1
Quinenco SA (Chile, Industrial Conglomerates)	1.9	1.7
Fila Korea Ltd. (Korea (South), Textiles, Apparel & Luxury Goods)	1.6	1.5
Macquarie Mexican (REIT) (Mexico, Real Estate Investment Trusts)	1.5	1.4
Advantech Co. Ltd. (Taiwan, Technology Hardware, Storage & Peripherals)	1.4	0.7
	8.8
Top Five Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	17.2
Industrials	17.0	17.2
Information Technology	15.4	15.9
Consumer Discretionary	14.6	15.3
Materials	10.2	10.1
Top Five Countries as of October 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	13.3	13.7
India	13.0	12.7
Cayman Islands	11.4	12.0
Taiwan	9.6	8.2
China	6.3	5.5
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bangladesh - 0.4%
BRAC Bank Ltd.	449,466	$ 268,010
Bermuda - 2.5%
Aquarius Platinum Ltd. (Australia) (a)	2,009,820	348,562
China Resource Gas Group Ltd.	58,000	159,097
Digital China Holdings Ltd. (H Shares)	160,000	163,238
PAX Global Technology Ltd.	386,000	504,757
Shangri-La Asia Ltd.	660,000	604,010
TOTAL BERMUDA		1,779,664
Brazil - 3.8%
Companhia de Saneamento de Minas Gerais	50,290	169,522
Cosan SA Industria e Comercio	64,720	414,679
Direcional Engenharia SA	219,000	201,024
Fibria Celulose SA	48,200	657,906
FPC Par Corretora de Seguros	96,200	269,152
Minerva SA (a)	129,800	429,464
QGEP Participacoes SA (a)	152,100	235,059
Smiles SA	44,100	344,196
TOTAL BRAZIL		2,721,002
British Virgin Islands - 0.3%
Dolphin Capital Investors Ltd. (a)	918,400	245,996
Canada - 1.4%
Pan American Silver Corp.	54,500	412,565
Torex Gold Resources, Inc. (a)	612,300	580,645
TOTAL CANADA		993,210
Cayman Islands - 11.4%
58.com, Inc. ADR (a)(d)	15,100	792,599
Casetek Holdings	51,000	224,642
China Cord Blood Corp. (a)	97,900	623,623
Cosmo Lady (China) Holdings Co. Ltd.	755,000	749,853
E-House China Holdings Ltd. ADR	47,500	294,500
ENN Energy Holdings Ltd.	26,000	148,945
Eurasia Drilling Co. Ltd. GDR (Reg. S)	20,000	227,000
GCL-Poly Energy Holdings Ltd. (a)	1,093,000	225,758
Haitian International Holdings Ltd.	295,000	516,161
Ju Teng International Holdings Ltd.	436,000	238,442
Kingboard Laminates Holdings Ltd.	608,500	253,439
Kingsoft Corp. Ltd.	81,000	183,293
Lee's Pharmaceutical Holdings Ltd.	374,000	482,885
Pico Far East Holdings Ltd.	2,320,000	615,850
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Semiconductor Manufacturing International Corp. (a)	2,182,000	$ 202,140
Sino Biopharmaceutical Ltd.	436,000	541,817
SITC International Holdings Co. Ltd.	1,224,000	628,266
Sunny Optical Technology Group Co. Ltd.	114,000	265,064
TPK Holding Co. Ltd.	32,000	79,840
Uni-President China Holdings Ltd. (d)	1,005,000	823,121
TOTAL CAYMAN ISLANDS		8,117,238
Chile - 5.4%
Compania Cervecerias Unidas SA sponsored ADR	21,500	515,355
CorpBanca SA	33,441,053	306,823
Empresas CMPC SA	241,277	594,514
Inversiones La Construccion SA	41,103	467,167
Quinenco SA	673,804	1,334,844
Vina Concha y Toro SA	371,890	633,485
TOTAL CHILE		3,852,188
China - 6.3%
BBMG Corp. (H Shares)	847,000	593,558
China Longyuan Power Grid Corp. Ltd. (H Shares)	149,000	136,223
China Machinery Engineering Co. (H Shares)	522,000	453,046
China Suntien Green Energy Corp. Ltd. (H Shares) (d)	1,262,200	225,041
Huangshan Tourism Development Co. Ltd.	346,700	593,413
Qingdao Haier Co. Ltd.	520,686	792,670
Tong Ren Tang Technologies Co. Ltd. (H Shares)	381,000	595,104
Zhengzhou Yutong Bus Co. Ltd.	149,219	513,955
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	96,500	624,687
TOTAL CHINA		4,527,697
Colombia - 0.3%
Organizacion Terpel SA	48,928	180,714
Cyprus - 1.0%
Global Ports Investment PLC GDR (Reg. S)	159,800	703,120
Egypt - 0.3%
Citadel Capital Corp. (a)	1,084,800	248,570
Greece - 1.1%
Public Power Corp. of Greece	43,080	248,234
Titan Cement Co. SA (Reg.)	23,400	513,350
TOTAL GREECE		761,584
Hong Kong - 4.4%
BYD Electronic International Co. Ltd. (a)	146,000	95,415
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Resources Beer Holdings Co. Ltd.	288,000	$ 543,793
Far East Horizon Ltd.	899,000	747,766
Techtronic Industries Co. Ltd.	471,500	1,723,647
TOTAL HONG KONG		3,110,621
India - 13.0%
Adani Ports & Special Economic Zone (a)	114,759	518,147
Arvind Mills Ltd. (a)	117,146	495,403
Bank of Baroda (a)	84,785	206,426
Cadila Healthcare Ltd. (a)	83,485	531,725
Edelweiss Financial Services Ltd.	827,000	750,570
Exide Industries Ltd. (a)	318,791	727,266
Grasim Industries Ltd.	13,786	782,499
Iifl Holdings Ltd. (a)	227,222	665,608
Indraprastha Gas Ltd. (a)	52,765	393,709
JK Cement Ltd.	42,409	443,340
LIC Housing Finance Ltd. (a)	50,882	371,515
Mahindra Lifespace Developers Ltd. (a)	67,363	512,341
Mphasis BFL Ltd.	51,793	375,539
Petronet LNG Ltd.	113,023	334,966
Power Grid Corp. of India Ltd.	196,095	385,479
Redington India Ltd. (a)	102,277	185,879
Solar Industries India Ltd. (a)	6,809	349,950
The Jammu & Kashmir Bank Ltd.	237,424	301,325
Torrent Pharmaceuticals Ltd.	25,387	596,652
VST Industries Ltd. (a)	13,967	341,812
TOTAL INDIA		9,270,151
Indonesia - 1.0%
Link Net Tbk PT (a)	770,900	241,570
PT Panin Life Tbk (a)	31,241,600	498,676
TOTAL INDONESIA		740,246
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	162,160	348,658
Korea (South) - 12.2%
AMOREPACIFIC Group, Inc.	3,016	425,284
BGFretail Co. Ltd.	1,501	223,486
Binggrea Co. Ltd.	3,814	228,151
Com2uS Corp.	2,384	240,118
Crown Confectionery Co., Ltd.	506	259,699
Daewoo International Corp.	20,479	357,827
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Devsisters Co. Ltd. (a)	7,152	$ 193,870
DGB Financial Group Co. Ltd.	73,214	679,706
E-Mart Co. Ltd.	2,833	527,263
Fila Korea Ltd.	12,688	1,111,257
Hyundai Glovis Co. Ltd.	4,198	722,481
Hyundai Industrial Development & Construction Co.	20,928	844,071
Hyundai Wia Corp.	5,867	685,991
Koh Young Technology, Inc.	6,128	178,456
Korean Reinsurance Co.	32,080	382,115
Medy-Tox, Inc.	1,659	707,469
NCSOFT Corp.	2,058	341,567
Silicon Works Co. Ltd.	7,719	229,859
Sungshin Cement Manufacturing Co. Ltd. (a)	40,501	404,382
TOTAL KOREA (SOUTH)		8,743,052
Luxembourg - 0.0%
Atento SA (a)	3,500	36,050
Malaysia - 1.4%
Inari Amertron Bhd	223,600	185,345
Top Glove Corp. Bhd	354,600	783,209
TOTAL MALAYSIA		968,554
Mexico - 6.3%
Grupo Aeroportuario del Pacifico SA de CV Series B	88,400	796,188
Grupo Aeroportuario Norte S.A.B. de CV	106,300	546,759
Grupo Comercial Chedraui S.A.B. de CV	175,300	485,005
Grupo GICSA SA de CV (a)	222,000	216,385
Industrias Penoles SA de CV	44,180	587,362
Macquarie Mexican (REIT) (d)	775,572	1,076,649
Megacable Holdings S.A.B. de CV unit	116,200	442,843
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	7,718	96,773
Qualitas Controladora S.A.B. de CV (a)	210,300	262,019
TOTAL MEXICO		4,509,983
Nigeria - 0.3%
Transnational Corp. of Nigeria PLC	23,459,127	213,318
Pakistan - 0.4%
Habib Bank Ltd.	152,000	302,084
Panama - 0.7%
Copa Holdings SA Class A	10,200	515,304
Common Stocks - continued
	Shares	Value
Philippines - 1.5%
Alliance Global Group, Inc.	1,515,900	$ 588,967
Metro Pacific Investments Corp.	4,315,000	480,076
TOTAL PHILIPPINES		1,069,043
Poland - 1.2%
Asseco Poland SA	21,300	314,896
Prime Car Management SA	48,600	521,799
TOTAL POLAND		836,695
Romania - 1.0%
Banca Transilvania SA (a)	492,829	309,840
BRD-Groupe Societe Generale (a)	135,947	394,474
TOTAL ROMANIA		704,314
Russia - 0.7%
E.ON Russia JSC (a)	5,471,000	260,277
Sistema JSFC sponsored GDR	31,660	220,037
TOTAL RUSSIA		480,314
Singapore - 0.3%
First Resources Ltd.	168,700	225,985
South Africa - 1.7%
Alexander Forbes Group Holding	861,282	542,697
Reunert Ltd.	137,600	670,948
TOTAL SOUTH AFRICA		1,213,645
Sri Lanka - 0.6%
Hatton National Bank PLC	273,700	422,852
Taiwan - 9.6%
ADLINK Technology, Inc.	95,749	258,359
Advantech Co. Ltd.	138,000	992,546
Chipbond Technology Corp.	124,000	177,225
Cleanaway Co. Ltd.	114,000	561,836
Cub Elecparts, Inc.	52,892	666,343
Elite Semiconductor Memory Technology, Inc.	143,000	128,839
eMemory Technology, Inc.	22,000	227,014
Everlight Electronics Co. Ltd.	160,000	243,709
FLEXium Interconnect, Inc.	84,442	237,213
Forhouse Corp.	485,000	191,968
Hermes Microvision, Inc.	4,000	154,628
Inventec Corp.	440,000	253,442
Lite-On Technology Corp.	333,640	347,360
Common Stocks - continued
	Shares	Value
Taiwan - continued
Powertech Technology, Inc.	184,000	$ 408,070
Radiant Opto-Electronics Corp.	88,000	273,772
Sirtec International Co. Ltd.	176,000	217,391
St.Shine Optical Co. Ltd.	27,000	409,179
Synnex Technology International Corp.	277,000	293,083
Tong Hsing Electronics Industries Ltd.	108,000	274,449
Universal Cement Corp.	368,840	260,739
Vanguard International Semiconductor Corp.	200,000	258,432
TOTAL TAIWAN		6,835,597
Thailand - 1.1%
Delta Electronics PCL (For. Reg.)	116,300	276,351
Thai Union Frozen Products PCL (For. Reg.)	963,800	478,836
TOTAL THAILAND		755,187
Turkey - 2.0%
Aksa Akrilik Kimya Sanayii	118,000	433,080
Aselsan A/S	137,000	655,536
Tupras Turkiye Petrol Rafinelleri A/S (a)	12,576	332,151
TOTAL TURKEY		1,420,767
United Arab Emirates - 0.5%
National Bank of Ras Al-Khaimah PSC (a)	178,179	325,020
United Kingdom - 1.0%
Bank of Georgia Holdings PLC	23,100	712,219
United States of America - 0.3%
First Cash Financial Services, Inc. (a)	6,000	228,900
Vietnam - 0.4%
FTP Corp.	142,600	314,754
TOTAL COMMON STOCKS (Cost $75,444,283)		68,702,306
Nonconvertible Preferred Stocks - 1.4%

Brazil - 0.3%
Banco do Estado Rio Grande do Sul SA	142,200	220,865
Korea (South) - 1.1%
LG Chemical Ltd.	4,102	774,220
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,119,425)		995,085
Government Obligations - 0.0%
	Principal Amount	Value
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% 12/3/15 (Cost $20,000)	$ 20,000	$ 20,000
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	1,625,275	1,625,275
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,456,800	2,456,800
TOTAL MONEY MARKET FUNDS (Cost $4,082,075)		4,082,075
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $80,665,783)		73,799,466
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(2,439,342)
NET ASSETS - 100%		$ 71,360,124
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,002
Fidelity Securities Lending Cash Central Fund	7,859
Total	$ 12,861
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,367,560	$ 4,065,448	$ 5,509,442	$ 792,670
Consumer Staples	6,140,739	3,727,192	2,413,547	-
Energy	1,768,896	1,208,889	560,007	-
Financials	12,923,664	8,389,361	4,534,303	-
Health Care	5,271,663	1,740,271	3,531,392	-
Industrials	12,206,765	8,363,536	3,843,229	-
Information Technology	11,002,761	7,848,101	3,154,660	-
Materials	7,303,592	4,785,683	2,517,909	-
Telecommunication Services	810,265	568,695	241,570	-
Utilities	1,901,486	678,033	1,223,453	-
Government Obligations	20,000	-	20,000	-
Money Market Funds	4,082,075	4,082,075	-	-
Total Investments in Securities:	$ 73,799,466	$ 45,457,284	$ 27,549,512	$ 792,670

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 2,193,999
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	123,445
Net Unrealized Gain (Loss) on Investment Securities	1,856
Cost of Purchases	977,596
Proceeds of Sales	(310,227)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 792,670
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 1,856

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,338,259) - See accompanying schedule: Unaffiliated issuers (cost $76,583,708)	$ 69,717,391
Fidelity Central Funds (cost $4,082,075)	4,082,075
Total Investments (cost $80,665,783)		$ 73,799,466
Cash		103,696
Foreign currency held at value (cost $7,645)		7,480
Receivable for investments sold		301,197
Receivable for fund shares sold		78,842
Dividends receivable		12,866
Distributions receivable from Fidelity Central Funds		868
Prepaid expenses		218
Receivable from investment adviser for expense reductions		33,319
Other receivables		9,766
Total assets		74,347,718

Liabilities
Payable for investments purchased	$ 295,566
Payable for fund shares redeemed	73,113
Accrued management fee	50,866
Distribution and service plan fees payable	3,218
Other affiliated payables	16,907
Other payables and accrued expenses	91,124
Collateral on securities loaned, at value	2,456,800
Total liabilities		2,987,594

Net Assets		$ 71,360,124
Net Assets consist of:
Paid in capital		$ 80,045,129
Undistributed net investment income		413,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,212,898)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,885,704)
Net Assets		$ 71,360,124

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,660,013 ÷ 426,752 shares)	$ 10.92

Maximum offering price per share (100/94.25 of $10.92)	$ 11.59
Class T:
Net Asset Value and redemption price per share ($2,015,001 ÷ 185,561 shares)	$ 10.86

Maximum offering price per share (100/96.50 of $10.86)	$ 11.25
Class C:
Net Asset Value and offering price per share ($1,674,587 ÷ 156,693 shares)A	$ 10.69

Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($61,600,864 ÷ 5,608,316 shares)	$ 10.98

Class I:
Net Asset Value, offering price and redemption price per share ($1,409,659 ÷ 127,965 shares)	$ 11.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,741,878
Special dividends		415,817
Interest		4
Income from Fidelity Central Funds		12,861
Income before foreign taxes withheld		2,170,560
Less foreign taxes withheld		(263,796)
Total income		1,906,764

Expenses
Management fee	$ 661,948
Transfer agent fees	178,413
Distribution and service plan fees	38,098
Accounting and security lending fees	40,604
Custodian fees and expenses	176,611
Independent trustees' compensation	337
Registration fees	70,131
Audit	90,650
Legal	210
Miscellaneous	897
Total expenses before reductions	1,257,899
Expense reductions	(100,295)	1,157,604
Net investment income (loss)		749,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $311,960)	(1,427,654)
Foreign currency transactions	(123,177)
Futures contracts	(381,269)
Total net realized gain (loss)		(1,932,100)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $258,529)	(8,018,876)
Assets and liabilities in foreign currencies	16,343
Total change in net unrealized appreciation (depreciation)		(8,002,533)
Net gain (loss)		(9,934,633)
Net increase (decrease) in net assets resulting from operations		$ (9,185,473)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 749,160	$ 451,642
Net realized gain (loss)	(1,932,100)	(250,198)
Change in net unrealized appreciation (depreciation)	(8,002,533)	(701,823)
Net increase (decrease) in net assets resulting from operations	(9,185,473)	(500,379)
Distributions to shareholders from net investment income	-	(676,480)
Distributions to shareholders from net realized gain	-	(2,520,609)
Total distributions	-	(3,197,089)
Share transactions - net increase (decrease)	(6,487,831)	(16,216,808)
Redemption fees	32,392	46,780
Total increase (decrease) in net assets	(15,640,912)	(19,867,496)

Net Assets
Beginning of period	87,001,036	106,868,532
End of period (including undistributed net investment income of $413,597 and undistributed net investment income of $174, respectively)	$ 71,360,124	$ 87,001,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.17	$ 12.49	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09 J	.04	.08	.12
Net realized and unrealized gain (loss)	(1.34)	(.01)	.75	1.76
Total from investment operations	(1.25)	.03	.83	1.88
Distributions from net investment income	-	(.06)	(.04)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.36)	(.25)I	(.01)
Redemption fees added to paid in capitalC	-H	.01	.02	.02
Net asset value, end of period	$ 10.92	$ 12.17	$ 12.49	$ 11.89
Total ReturnA, B	(10.27)%	.31%	7.20%	19.00%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.88%	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.70%	1.64%	1.64%
Net investment income (loss)	.76% J	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,660	$ 4,362	$ 5,065	$ 1,671
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.13	$ 12.44	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06 J	-H	.05	.10
Net realized and unrealized gain (loss)	(1.33)	-H	.74	1.75
Total from investment operations	(1.27)	-H	.79	1.85
Distributions from net investment income	-	(.02)	(.03)	-H
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.32)	(.24)I	-H
Redemption fees added to paid in capitalC	-H	.01	.02	.02
Net asset value, end of period	$ 10.86	$ 12.13	$ 12.44	$ 11.87
Total ReturnA, B	(10.47)%	.05%	6.87%	18.75%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.16%	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.94%	1.95%	1.89%	1.89%
Net investment income (loss)	.51% J	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,015	$ 2,031	$ 1,914	$ 1,700
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 12.35	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- F,I	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	(1.31)	-I	.74	1.76
Total from investment operations	(1.31)	(.06)	.72	1.80
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.30)	(.21)	-
Redemption fees added to paid in capitalC	- I	.01	.02	.02
Net asset value, end of period	$ 10.69	$ 12.00	$ 12.35	$ 11.82
Total ReturnA, B	(10.92)%	(.42)%	6.32%	18.20%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.64%	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.44%	2.45%	2.39%	2.39%
Net investment income (loss)	.01% F	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,675	$ 1,750	$ 2,082	$ 1,474
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 12.52	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss)B	.12 E	.07	.11	.15
Net realized and unrealized gain (loss)	(1.35)	-H	.74	1.76
Total from investment operations	(1.23)	.07	.85	1.91
Distributions from net investment income	-	(.09)	(.07)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.39)	(.27)	(.01)
Redemption fees added to paid in capitalB	-H	.01	.02	.02
Net asset value, end of period	$ 10.98	$ 12.21	$ 12.52	$ 11.92
Total ReturnA	(10.07)%	.61%	7.37%	19.35%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.56%	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.45%	1.39%	1.39%
Net investment income (loss)	1.01% E	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,601	$ 78,377	$ 96,731	$ 39,135
Portfolio turnover rateD	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 12.53	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12 H	.07	.11	.15
Net realized and unrealized gain (loss)	(1.35)	- G	.75	1.76
Total from investment operations	(1.23)	.07	.86	1.91
Distributions from net investment income	-	(.06)	(.07)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.36)	(.27)	(.01)
Redemption fees added to paid in capitalB	- G	.01	.02	.02
Net asset value, end of period	$ 11.02	$ 12.25	$ 12.53	$ 11.92
Total ReturnA	(10.04)%	.61%	7.45%	19.35%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.54%	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.43%	1.45%	1.39%	1.39%
Net investment income (loss)	1.01% H	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,410	$ 481	$ 1,076	$ 1,825
Portfolio turnover rateD	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 792,670	Adjusted transaction price	Proxy movement	0.0%	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,713,145
Gross unrealized depreciation	(12,060,381)
Net unrealized appreciation (depreciation) on securities	$ (7,347,236)
Tax Cost	$ 81,146,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 413,626
Capital loss carryforward	$ (1,731,575)
Net unrealized appreciation (depreciation) on securities and other investments	$ (7,349,233)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (1,731,575)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ -	$ 676,480
Long-term Capital Gains	-	2,520,609
Total	$ -	$ 3,197,089

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(381,269) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,304,743 and $80,761,199, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,767	$ 550
Class T	.25%	.25%	10,340	15
Class C	.75%	.25%	15,991	5,122
			$ 38,098	$ 5,687

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,871
Class T	2,151
Class CA	233
$ 7,255

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 14,269.30
Class T	6,765.33
Class C	4,800.30
Emerging Markets Discovery	149,981.22
Class I	2,598.25
	$ 178,413

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $608 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $114 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,859. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$ 8,649
Class T	1.95%	4,276
Class C	2.45%	2,999
Emerging Markets Discovery	1.45%	72,186
Class I	1.45%	950
		$ 89,060

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,674 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $334 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 36
Class T	4
Class C	16
Emerging Markets Discovery	2,141
Class I	30
$ 2,227

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ -	$ 23,688
Class T	-	2,475
Emerging Markets Discovery	-	646,254
Class I	-	4,063
Total	$ -	$ 676,480
From net realized gain
Class A	$ -	$ 122,525
Class T	-	43,668
Class C	-	51,356
Emerging Markets Discovery	-	2,280,897
Class I	-	22,163
Total	$ -	$ 2,520,609

Annual Report

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	161,641	147,354	$ 1,908,467	$ 1,789,001
Reinvestment of distributions	-	10,958	-	133,251
Shares redeemed	(93,262)	(205,580)	(1,088,220)	(2,490,439)
Net increase (decrease)	68,379	(47,268)	$ 820,247	$ (568,187)
Class T
Shares sold	59,344	52,146	$ 694,558	$ 631,489
Reinvestment of distributions	-	3,566	-	43,325
Shares redeemed	(41,200)	(42,178)	(472,328)	(507,088)
Net increase (decrease)	18,144	13,534	$ 222,230	$ 167,726
Class C
Shares sold	68,780	92,257	$ 796,943	$ 1,143,008
Reinvestment of distributions	-	4,241	-	51,185
Shares redeemed	(57,921)	(119,225)	(667,642)	(1,424,170)
Net increase (decrease)	10,859	(22,727)	$ 129,301	$ (229,977)
Emerging Markets Discovery
Shares sold	2,311,392	2,185,123	$ 27,313,497	$ 26,469,903
Reinvestment of distributions	-	205,996	-	2,506,974
Shares redeemed	(3,121,418)	(3,696,612)	(36,074,220)	(44,026,941)
Net increase (decrease)	(810,026)	(1,305,493)	$ (8,760,723)	$ (15,050,064)
Class I
Shares sold	209,924	25,831	$ 2,474,235	$ 324,477
Reinvestment of distributions	-	824	-	10,052
Shares redeemed	(121,211)	(73,327)	(1,373,121)	(870,835)
Net increase (decrease)	88,713	(46,672)	$ 1,101,114	$ (536,306)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee,

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked equal to its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2015.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMD-UANN-1215
1.931249.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Emerging Markets Discovery

Fund
and Fidelity®

Total Emerging Markets

Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Fidelity® Emerging Markets Discovery Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Fidelity Total Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Fidelity® Emerging Markets Discovery Fund	-10.07%	3.77%

A From November 1, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Managers Tim Gannon and Greg Lee: For the year, the fund's share classes (excluding sales charges, if applicable) turned in low double-digit declines but mostly outperformed the -10.55% return of the benchmark MSCI Emerging Markets SMID Cap Index. Security selection drove the funds performance versus the benchmark, as stock picking in a majority of the fund's 10 sector sleeves was positive. From a geographic perspective, investments in Malaysia, Indonesia and Turkey were helpful, but those in South Korea, Brazil and Nigeria hurt versus the benchmark. Among sectors, picks in consumer staples, materials, health care and telecommunication services lifted performance most. The fund's top relative contributor this period was its overweighting in Sansung Life & Science, a former cardboard manufacturer in South Korea that became an extremely successful cosmetics company. The stock re-rated upward, lifting the fund's relative results, as the company continued to take market share in its core face-mask category. We sold Sansung from the fund by period end. Picks in financials were most detrimental to relative performance this period, including stakes in Egypt-based diversified financials firm Citadel Capital and Banco Estado Rio Grande, from Brazil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.70%
Actual		$ 1,000.00	$ 865.30	$ 7.99
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 864.00	$ 9.16
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 862.10	$ 11.50
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 865.90	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class I	1.45%
Actual		$ 1,000.00	$ 866.40	$ 6.82
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	2.4	2.1
Quinenco SA (Chile, Industrial Conglomerates)	1.9	1.7
Fila Korea Ltd. (Korea (South), Textiles, Apparel & Luxury Goods)	1.6	1.5
Macquarie Mexican (REIT) (Mexico, Real Estate Investment Trusts)	1.5	1.4
Advantech Co. Ltd. (Taiwan, Technology Hardware, Storage & Peripherals)	1.4	0.7
	8.8
Top Five Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	17.2
Industrials	17.0	17.2
Information Technology	15.4	15.9
Consumer Discretionary	14.6	15.3
Materials	10.2	10.1
Top Five Countries as of October 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	13.3	13.7
India	13.0	12.7
Cayman Islands	11.4	12.0
Taiwan	9.6	8.2
China	6.3	5.5
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Bangladesh - 0.4%
BRAC Bank Ltd.	449,466	$ 268,010
Bermuda - 2.5%
Aquarius Platinum Ltd. (Australia) (a)	2,009,820	348,562
China Resource Gas Group Ltd.	58,000	159,097
Digital China Holdings Ltd. (H Shares)	160,000	163,238
PAX Global Technology Ltd.	386,000	504,757
Shangri-La Asia Ltd.	660,000	604,010
TOTAL BERMUDA		1,779,664
Brazil - 3.8%
Companhia de Saneamento de Minas Gerais	50,290	169,522
Cosan SA Industria e Comercio	64,720	414,679
Direcional Engenharia SA	219,000	201,024
Fibria Celulose SA	48,200	657,906
FPC Par Corretora de Seguros	96,200	269,152
Minerva SA (a)	129,800	429,464
QGEP Participacoes SA (a)	152,100	235,059
Smiles SA	44,100	344,196
TOTAL BRAZIL		2,721,002
British Virgin Islands - 0.3%
Dolphin Capital Investors Ltd. (a)	918,400	245,996
Canada - 1.4%
Pan American Silver Corp.	54,500	412,565
Torex Gold Resources, Inc. (a)	612,300	580,645
TOTAL CANADA		993,210
Cayman Islands - 11.4%
58.com, Inc. ADR (a)(d)	15,100	792,599
Casetek Holdings	51,000	224,642
China Cord Blood Corp. (a)	97,900	623,623
Cosmo Lady (China) Holdings Co. Ltd.	755,000	749,853
E-House China Holdings Ltd. ADR	47,500	294,500
ENN Energy Holdings Ltd.	26,000	148,945
Eurasia Drilling Co. Ltd. GDR (Reg. S)	20,000	227,000
GCL-Poly Energy Holdings Ltd. (a)	1,093,000	225,758
Haitian International Holdings Ltd.	295,000	516,161
Ju Teng International Holdings Ltd.	436,000	238,442
Kingboard Laminates Holdings Ltd.	608,500	253,439
Kingsoft Corp. Ltd.	81,000	183,293
Lee's Pharmaceutical Holdings Ltd.	374,000	482,885
Pico Far East Holdings Ltd.	2,320,000	615,850
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Semiconductor Manufacturing International Corp. (a)	2,182,000	$ 202,140
Sino Biopharmaceutical Ltd.	436,000	541,817
SITC International Holdings Co. Ltd.	1,224,000	628,266
Sunny Optical Technology Group Co. Ltd.	114,000	265,064
TPK Holding Co. Ltd.	32,000	79,840
Uni-President China Holdings Ltd. (d)	1,005,000	823,121
TOTAL CAYMAN ISLANDS		8,117,238
Chile - 5.4%
Compania Cervecerias Unidas SA sponsored ADR	21,500	515,355
CorpBanca SA	33,441,053	306,823
Empresas CMPC SA	241,277	594,514
Inversiones La Construccion SA	41,103	467,167
Quinenco SA	673,804	1,334,844
Vina Concha y Toro SA	371,890	633,485
TOTAL CHILE		3,852,188
China - 6.3%
BBMG Corp. (H Shares)	847,000	593,558
China Longyuan Power Grid Corp. Ltd. (H Shares)	149,000	136,223
China Machinery Engineering Co. (H Shares)	522,000	453,046
China Suntien Green Energy Corp. Ltd. (H Shares) (d)	1,262,200	225,041
Huangshan Tourism Development Co. Ltd.	346,700	593,413
Qingdao Haier Co. Ltd.	520,686	792,670
Tong Ren Tang Technologies Co. Ltd. (H Shares)	381,000	595,104
Zhengzhou Yutong Bus Co. Ltd.	149,219	513,955
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	96,500	624,687
TOTAL CHINA		4,527,697
Colombia - 0.3%
Organizacion Terpel SA	48,928	180,714
Cyprus - 1.0%
Global Ports Investment PLC GDR (Reg. S)	159,800	703,120
Egypt - 0.3%
Citadel Capital Corp. (a)	1,084,800	248,570
Greece - 1.1%
Public Power Corp. of Greece	43,080	248,234
Titan Cement Co. SA (Reg.)	23,400	513,350
TOTAL GREECE		761,584
Hong Kong - 4.4%
BYD Electronic International Co. Ltd. (a)	146,000	95,415
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Resources Beer Holdings Co. Ltd.	288,000	$ 543,793
Far East Horizon Ltd.	899,000	747,766
Techtronic Industries Co. Ltd.	471,500	1,723,647
TOTAL HONG KONG		3,110,621
India - 13.0%
Adani Ports & Special Economic Zone (a)	114,759	518,147
Arvind Mills Ltd. (a)	117,146	495,403
Bank of Baroda (a)	84,785	206,426
Cadila Healthcare Ltd. (a)	83,485	531,725
Edelweiss Financial Services Ltd.	827,000	750,570
Exide Industries Ltd. (a)	318,791	727,266
Grasim Industries Ltd.	13,786	782,499
Iifl Holdings Ltd. (a)	227,222	665,608
Indraprastha Gas Ltd. (a)	52,765	393,709
JK Cement Ltd.	42,409	443,340
LIC Housing Finance Ltd. (a)	50,882	371,515
Mahindra Lifespace Developers Ltd. (a)	67,363	512,341
Mphasis BFL Ltd.	51,793	375,539
Petronet LNG Ltd.	113,023	334,966
Power Grid Corp. of India Ltd.	196,095	385,479
Redington India Ltd. (a)	102,277	185,879
Solar Industries India Ltd. (a)	6,809	349,950
The Jammu & Kashmir Bank Ltd.	237,424	301,325
Torrent Pharmaceuticals Ltd.	25,387	596,652
VST Industries Ltd. (a)	13,967	341,812
TOTAL INDIA		9,270,151
Indonesia - 1.0%
Link Net Tbk PT (a)	770,900	241,570
PT Panin Life Tbk (a)	31,241,600	498,676
TOTAL INDONESIA		740,246
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	162,160	348,658
Korea (South) - 12.2%
AMOREPACIFIC Group, Inc.	3,016	425,284
BGFretail Co. Ltd.	1,501	223,486
Binggrea Co. Ltd.	3,814	228,151
Com2uS Corp.	2,384	240,118
Crown Confectionery Co., Ltd.	506	259,699
Daewoo International Corp.	20,479	357,827
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Devsisters Co. Ltd. (a)	7,152	$ 193,870
DGB Financial Group Co. Ltd.	73,214	679,706
E-Mart Co. Ltd.	2,833	527,263
Fila Korea Ltd.	12,688	1,111,257
Hyundai Glovis Co. Ltd.	4,198	722,481
Hyundai Industrial Development & Construction Co.	20,928	844,071
Hyundai Wia Corp.	5,867	685,991
Koh Young Technology, Inc.	6,128	178,456
Korean Reinsurance Co.	32,080	382,115
Medy-Tox, Inc.	1,659	707,469
NCSOFT Corp.	2,058	341,567
Silicon Works Co. Ltd.	7,719	229,859
Sungshin Cement Manufacturing Co. Ltd. (a)	40,501	404,382
TOTAL KOREA (SOUTH)		8,743,052
Luxembourg - 0.0%
Atento SA (a)	3,500	36,050
Malaysia - 1.4%
Inari Amertron Bhd	223,600	185,345
Top Glove Corp. Bhd	354,600	783,209
TOTAL MALAYSIA		968,554
Mexico - 6.3%
Grupo Aeroportuario del Pacifico SA de CV Series B	88,400	796,188
Grupo Aeroportuario Norte S.A.B. de CV	106,300	546,759
Grupo Comercial Chedraui S.A.B. de CV	175,300	485,005
Grupo GICSA SA de CV (a)	222,000	216,385
Industrias Penoles SA de CV	44,180	587,362
Macquarie Mexican (REIT) (d)	775,572	1,076,649
Megacable Holdings S.A.B. de CV unit	116,200	442,843
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	7,718	96,773
Qualitas Controladora S.A.B. de CV (a)	210,300	262,019
TOTAL MEXICO		4,509,983
Nigeria - 0.3%
Transnational Corp. of Nigeria PLC	23,459,127	213,318
Pakistan - 0.4%
Habib Bank Ltd.	152,000	302,084
Panama - 0.7%
Copa Holdings SA Class A	10,200	515,304
Common Stocks - continued
	Shares	Value
Philippines - 1.5%
Alliance Global Group, Inc.	1,515,900	$ 588,967
Metro Pacific Investments Corp.	4,315,000	480,076
TOTAL PHILIPPINES		1,069,043
Poland - 1.2%
Asseco Poland SA	21,300	314,896
Prime Car Management SA	48,600	521,799
TOTAL POLAND		836,695
Romania - 1.0%
Banca Transilvania SA (a)	492,829	309,840
BRD-Groupe Societe Generale (a)	135,947	394,474
TOTAL ROMANIA		704,314
Russia - 0.7%
E.ON Russia JSC (a)	5,471,000	260,277
Sistema JSFC sponsored GDR	31,660	220,037
TOTAL RUSSIA		480,314
Singapore - 0.3%
First Resources Ltd.	168,700	225,985
South Africa - 1.7%
Alexander Forbes Group Holding	861,282	542,697
Reunert Ltd.	137,600	670,948
TOTAL SOUTH AFRICA		1,213,645
Sri Lanka - 0.6%
Hatton National Bank PLC	273,700	422,852
Taiwan - 9.6%
ADLINK Technology, Inc.	95,749	258,359
Advantech Co. Ltd.	138,000	992,546
Chipbond Technology Corp.	124,000	177,225
Cleanaway Co. Ltd.	114,000	561,836
Cub Elecparts, Inc.	52,892	666,343
Elite Semiconductor Memory Technology, Inc.	143,000	128,839
eMemory Technology, Inc.	22,000	227,014
Everlight Electronics Co. Ltd.	160,000	243,709
FLEXium Interconnect, Inc.	84,442	237,213
Forhouse Corp.	485,000	191,968
Hermes Microvision, Inc.	4,000	154,628
Inventec Corp.	440,000	253,442
Lite-On Technology Corp.	333,640	347,360
Common Stocks - continued
	Shares	Value
Taiwan - continued
Powertech Technology, Inc.	184,000	$ 408,070
Radiant Opto-Electronics Corp.	88,000	273,772
Sirtec International Co. Ltd.	176,000	217,391
St.Shine Optical Co. Ltd.	27,000	409,179
Synnex Technology International Corp.	277,000	293,083
Tong Hsing Electronics Industries Ltd.	108,000	274,449
Universal Cement Corp.	368,840	260,739
Vanguard International Semiconductor Corp.	200,000	258,432
TOTAL TAIWAN		6,835,597
Thailand - 1.1%
Delta Electronics PCL (For. Reg.)	116,300	276,351
Thai Union Frozen Products PCL (For. Reg.)	963,800	478,836
TOTAL THAILAND		755,187
Turkey - 2.0%
Aksa Akrilik Kimya Sanayii	118,000	433,080
Aselsan A/S	137,000	655,536
Tupras Turkiye Petrol Rafinelleri A/S (a)	12,576	332,151
TOTAL TURKEY		1,420,767
United Arab Emirates - 0.5%
National Bank of Ras Al-Khaimah PSC (a)	178,179	325,020
United Kingdom - 1.0%
Bank of Georgia Holdings PLC	23,100	712,219
United States of America - 0.3%
First Cash Financial Services, Inc. (a)	6,000	228,900
Vietnam - 0.4%
FTP Corp.	142,600	314,754
TOTAL COMMON STOCKS (Cost $75,444,283)		68,702,306
Nonconvertible Preferred Stocks - 1.4%

Brazil - 0.3%
Banco do Estado Rio Grande do Sul SA	142,200	220,865
Korea (South) - 1.1%
LG Chemical Ltd.	4,102	774,220
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,119,425)		995,085
Government Obligations - 0.0%
	Principal Amount	Value
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.01% 12/3/15 (Cost $20,000)	$ 20,000	$ 20,000
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	1,625,275	1,625,275
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,456,800	2,456,800
TOTAL MONEY MARKET FUNDS (Cost $4,082,075)		4,082,075
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $80,665,783)		73,799,466
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(2,439,342)
NET ASSETS - 100%		$ 71,360,124
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,002
Fidelity Securities Lending Cash Central Fund	7,859
Total	$ 12,861
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,367,560	$ 4,065,448	$ 5,509,442	$ 792,670
Consumer Staples	6,140,739	3,727,192	2,413,547	-
Energy	1,768,896	1,208,889	560,007	-
Financials	12,923,664	8,389,361	4,534,303	-
Health Care	5,271,663	1,740,271	3,531,392	-
Industrials	12,206,765	8,363,536	3,843,229	-
Information Technology	11,002,761	7,848,101	3,154,660	-
Materials	7,303,592	4,785,683	2,517,909	-
Telecommunication Services	810,265	568,695	241,570	-
Utilities	1,901,486	678,033	1,223,453	-
Government Obligations	20,000	-	20,000	-
Money Market Funds	4,082,075	4,082,075	-	-
Total Investments in Securities:	$ 73,799,466	$ 45,457,284	$ 27,549,512	$ 792,670

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 2,193,999
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	123,445
Net Unrealized Gain (Loss) on Investment Securities	1,856
Cost of Purchases	977,596
Proceeds of Sales	(310,227)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 792,670
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 1,856

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,338,259) - See accompanying schedule: Unaffiliated issuers (cost $76,583,708)	$ 69,717,391
Fidelity Central Funds (cost $4,082,075)	4,082,075
Total Investments (cost $80,665,783)		$ 73,799,466
Cash		103,696
Foreign currency held at value (cost $7,645)		7,480
Receivable for investments sold		301,197
Receivable for fund shares sold		78,842
Dividends receivable		12,866
Distributions receivable from Fidelity Central Funds		868
Prepaid expenses		218
Receivable from investment adviser for expense reductions		33,319
Other receivables		9,766
Total assets		74,347,718

Liabilities
Payable for investments purchased	$ 295,566
Payable for fund shares redeemed	73,113
Accrued management fee	50,866
Distribution and service plan fees payable	3,218
Other affiliated payables	16,907
Other payables and accrued expenses	91,124
Collateral on securities loaned, at value	2,456,800
Total liabilities		2,987,594

Net Assets		$ 71,360,124
Net Assets consist of:
Paid in capital		$ 80,045,129
Undistributed net investment income		413,597
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,212,898)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,885,704)
Net Assets		$ 71,360,124

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,660,013 ÷ 426,752 shares)	$ 10.92

Maximum offering price per share (100/94.25 of $10.92)	$ 11.59
Class T:
Net Asset Value and redemption price per share ($2,015,001 ÷ 185,561 shares)	$ 10.86

Maximum offering price per share (100/96.50 of $10.86)	$ 11.25
Class C:
Net Asset Value and offering price per share ($1,674,587 ÷ 156,693 shares)A	$ 10.69

Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($61,600,864 ÷ 5,608,316 shares)	$ 10.98

Class I:
Net Asset Value, offering price and redemption price per share ($1,409,659 ÷ 127,965 shares)	$ 11.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,741,878
Special dividends		415,817
Interest		4
Income from Fidelity Central Funds		12,861
Income before foreign taxes withheld		2,170,560
Less foreign taxes withheld		(263,796)
Total income		1,906,764

Expenses
Management fee	$ 661,948
Transfer agent fees	178,413
Distribution and service plan fees	38,098
Accounting and security lending fees	40,604
Custodian fees and expenses	176,611
Independent trustees' compensation	337
Registration fees	70,131
Audit	90,650
Legal	210
Miscellaneous	897
Total expenses before reductions	1,257,899
Expense reductions	(100,295)	1,157,604
Net investment income (loss)		749,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $311,960)	(1,427,654)
Foreign currency transactions	(123,177)
Futures contracts	(381,269)
Total net realized gain (loss)		(1,932,100)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $258,529)	(8,018,876)
Assets and liabilities in foreign currencies	16,343
Total change in net unrealized appreciation (depreciation)		(8,002,533)
Net gain (loss)		(9,934,633)
Net increase (decrease) in net assets resulting from operations		$ (9,185,473)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 749,160	$ 451,642
Net realized gain (loss)	(1,932,100)	(250,198)
Change in net unrealized appreciation (depreciation)	(8,002,533)	(701,823)
Net increase (decrease) in net assets resulting from operations	(9,185,473)	(500,379)
Distributions to shareholders from net investment income	-	(676,480)
Distributions to shareholders from net realized gain	-	(2,520,609)
Total distributions	-	(3,197,089)
Share transactions - net increase (decrease)	(6,487,831)	(16,216,808)
Redemption fees	32,392	46,780
Total increase (decrease) in net assets	(15,640,912)	(19,867,496)

Net Assets
Beginning of period	87,001,036	106,868,532
End of period (including undistributed net investment income of $413,597 and undistributed net investment income of $174, respectively)	$ 71,360,124	$ 87,001,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.17	$ 12.49	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09 J	.04	.08	.12
Net realized and unrealized gain (loss)	(1.34)	(.01)	.75	1.76
Total from investment operations	(1.25)	.03	.83	1.88
Distributions from net investment income	-	(.06)	(.04)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.36)	(.25)I	(.01)
Redemption fees added to paid in capitalC	-H	.01	.02	.02
Net asset value, end of period	$ 10.92	$ 12.17	$ 12.49	$ 11.89
Total ReturnA, B	(10.27)%	.31%	7.20%	19.00%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.88%	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.70%	1.64%	1.64%
Net investment income (loss)	.76% J	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,660	$ 4,362	$ 5,065	$ 1,671
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class T

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.13	$ 12.44	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06 J	-H	.05	.10
Net realized and unrealized gain (loss)	(1.33)	-H	.74	1.75
Total from investment operations	(1.27)	-H	.79	1.85
Distributions from net investment income	-	(.02)	(.03)	-H
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.32)	(.24)I	-H
Redemption fees added to paid in capitalC	-H	.01	.02	.02
Net asset value, end of period	$ 10.86	$ 12.13	$ 12.44	$ 11.87
Total ReturnA, B	(10.47)%	.05%	6.87%	18.75%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.16%	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.94%	1.95%	1.89%	1.89%
Net investment income (loss)	.51% J	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,015	$ 2,031	$ 1,914	$ 1,700
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 12.35	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- F,I	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	(1.31)	-I	.74	1.76
Total from investment operations	(1.31)	(.06)	.72	1.80
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.30)	(.21)	-
Redemption fees added to paid in capitalC	- I	.01	.02	.02
Net asset value, end of period	$ 10.69	$ 12.00	$ 12.35	$ 11.82
Total ReturnA, B	(10.92)%	(.42)%	6.32%	18.20%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.64%	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.44%	2.45%	2.39%	2.39%
Net investment income (loss)	.01% F	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,675	$ 1,750	$ 2,082	$ 1,474
Portfolio turnover rateE	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.21	$ 12.52	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss)B	.12 E	.07	.11	.15
Net realized and unrealized gain (loss)	(1.35)	-H	.74	1.76
Total from investment operations	(1.23)	.07	.85	1.91
Distributions from net investment income	-	(.09)	(.07)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.39)	(.27)	(.01)
Redemption fees added to paid in capitalB	-H	.01	.02	.02
Net asset value, end of period	$ 10.98	$ 12.21	$ 12.52	$ 11.92
Total ReturnA	(10.07)%	.61%	7.37%	19.35%
Ratios to Average Net AssetsC, G
Expenses before reductions	1.56%	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.45%	1.39%	1.39%
Net investment income (loss)	1.01% E	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,601	$ 78,377	$ 96,731	$ 39,135
Portfolio turnover rateD	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 12.53	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12 H	.07	.11	.15
Net realized and unrealized gain (loss)	(1.35)	- G	.75	1.76
Total from investment operations	(1.23)	.07	.86	1.91
Distributions from net investment income	-	(.06)	(.07)	(.01)
Distributions from net realized gain	-	(.30)	(.20)	-
Total distributions	-	(.36)	(.27)	(.01)
Redemption fees added to paid in capitalB	- G	.01	.02	.02
Net asset value, end of period	$ 11.02	$ 12.25	$ 12.53	$ 11.92
Total ReturnA	(10.04)%	.61%	7.45%	19.35%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.54%	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.43%	1.45%	1.39%	1.39%
Net investment income (loss)	1.01% H	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,410	$ 481	$ 1,076	$ 1,825
Portfolio turnover rateD	103%	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 792,670	Adjusted transaction price	Proxy movement	0.0%	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,713,145
Gross unrealized depreciation	(12,060,381)
Net unrealized appreciation (depreciation) on securities	$ (7,347,236)
Tax Cost	$ 81,146,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 413,626
Capital loss carryforward	$ (1,731,575)
Net unrealized appreciation (depreciation) on securities and other investments	$ (7,349,233)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (1,731,575)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ -	$ 676,480
Long-term Capital Gains	-	2,520,609
Total	$ -	$ 3,197,089

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(381,269) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,304,743 and $80,761,199, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,767	$ 550
Class T	.25%	.25%	10,340	15
Class C	.75%	.25%	15,991	5,122
			$ 38,098	$ 5,687

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,871
Class T	2,151
Class CA	233
$ 7,255

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 14,269.30
Class T	6,765.33
Class C	4,800.30
Emerging Markets Discovery	149,981.22
Class I	2,598.25
	$ 178,413

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $608 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $114 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,859. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$ 8,649
Class T	1.95%	4,276
Class C	2.45%	2,999
Emerging Markets Discovery	1.45%	72,186
Class I	1.45%	950
		$ 89,060

Annual Report

9. Expense Reductions - continued

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,674 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $334 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 36
Class T	4
Class C	16
Emerging Markets Discovery	2,141
Class I	30
$ 2,227

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ -	$ 23,688
Class T	-	2,475
Emerging Markets Discovery	-	646,254
Class I	-	4,063
Total	$ -	$ 676,480
From net realized gain
Class A	$ -	$ 122,525
Class T	-	43,668
Class C	-	51,356
Emerging Markets Discovery	-	2,280,897
Class I	-	22,163
Total	$ -	$ 2,520,609

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	161,641	147,354	$ 1,908,467	$ 1,789,001
Reinvestment of distributions	-	10,958	-	133,251
Shares redeemed	(93,262)	(205,580)	(1,088,220)	(2,490,439)
Net increase (decrease)	68,379	(47,268)	$ 820,247	$ (568,187)
Class T
Shares sold	59,344	52,146	$ 694,558	$ 631,489
Reinvestment of distributions	-	3,566	-	43,325
Shares redeemed	(41,200)	(42,178)	(472,328)	(507,088)
Net increase (decrease)	18,144	13,534	$ 222,230	$ 167,726
Class C
Shares sold	68,780	92,257	$ 796,943	$ 1,143,008
Reinvestment of distributions	-	4,241	-	51,185
Shares redeemed	(57,921)	(119,225)	(667,642)	(1,424,170)
Net increase (decrease)	10,859	(22,727)	$ 129,301	$ (229,977)
Emerging Markets Discovery
Shares sold	2,311,392	2,185,123	$ 27,313,497	$ 26,469,903
Reinvestment of distributions	-	205,996	-	2,506,974
Shares redeemed	(3,121,418)	(3,696,612)	(36,074,220)	(44,026,941)
Net increase (decrease)	(810,026)	(1,305,493)	$ (8,760,723)	$ (15,050,064)
Class I
Shares sold	209,924	25,831	$ 2,474,235	$ 324,477
Reinvestment of distributions	-	824	-	10,052
Shares redeemed	(121,211)	(73,327)	(1,373,121)	(870,835)
Net increase (decrease)	88,713	(46,672)	$ 1,101,114	$ (536,306)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Life of fund A
Fidelity Total Emerging Markets Fund	-8.74%	2.36%

A From November 1, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Following a tough time in August and September wherein a collapse in commodities prices hurt resources-related sectors and geographies, global equities rebounded in October to finish flat for the year ending October 31, 2015. The MSCI ACWI (All Country World Index) Index returned 0.35% for the period. Among market sectors, energy (-22%) and materials (-12%) declined sharply, whereas consumer discretionary (+13%) saw a gain driven largely by demand in the U.S. (+5%). Commodity prices and producers remained under pressure, largely from economic deceleration in China (-1%), a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets (EM) group, for example, returned -15% this period. Canada, a significant energy producer, returned -17%. Net energy consumer Japan (+9%) proved the best-performing region by far. In fixed income, the Barclays Global Aggregate GDP Weighted Index returned -3.85% for the year, despite a modest gain from the U.S., the world's largest bond market. Investors continued to seek safe haven in U.S. bonds amid economic weakness throughout much of Europe and parts of Asia. EM and Canadian debt roughly paralleled equity underperformance.

Comments from Lead Portfolio Manager John Carlson: For the year, the fund's share classes (excluding sales charges, if applicable) turned in high-single-digit declines, straddling the -8.76% return of the Fidelity Total Emerging Markets Composite Index. For the full year, the fund held an overweighting, on average, in equity and a corresponding underweighting in debt versus the Composite index, which, in aggregate, had only a marginal positive influence on relative performance. Security selection within the fund's equity subportfolio was the biggest contributor. From a geographical perspective, equity investments in India, Malaysia and Mexico were helpful. Among sectors, picks in telecommunication services, consumer staples, information technology and materials lifted performance most, whereas choices in health care hurt. Looking at individual stocks, our substantial overweighting in China Life Insurance was the equity sleeve's top relative contributor this period. Conversely, an overweighting in underperforming Daewoo International, South Korea's largest trading company, was the fund's biggest individual detractor. The stock underperformed due to the businesses' link to global oil prices, which fell by nearly 50% during the period.

Note to shareholders: Xiatong Zhao was named Co-Manager of the fund, effective October 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.65%
Actual		$ 1,000.00	$ 900.00	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 898.30	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 896.00	$ 11.47
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 901.00	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class I	1.40%
Actual		$ 1,000.00	$ 900.20	$ 6.71
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0	2.2
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.4	2.4
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.2	1.3
Naspers Ltd. Class N (South Africa, Media)	1.2	1.1
	7.5
Top Five Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	19.0
Energy	14.9	13.6
Information Technology	10.9	12.5
Consumer Staples	5.7	5.2
Consumer Discretionary	5.7	5.5
Top Five Countries as of October 31, 2015
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	9.3	9.6
Cayman Islands	7.0	6.0
China	6.3	7.1
Mexico	6.2	5.8
India	5.3	6.3
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 52.1%
	Shares	Value
Argentina - 0.3%
Telecom Argentina SA Class B sponsored ADR	2,280	$ 44,483
YPF SA Class D sponsored ADR	5,900	126,024
TOTAL ARGENTINA		170,507
Austria - 0.1%
Erste Group Bank AG (a)	3,133	91,884
Bermuda - 0.7%
Aquarius Platinum Ltd. (Australia) (a)	312,441	54,187
China Resource Gas Group Ltd.	24,000	65,833
Credicorp Ltd. (United States)	1,319	149,284
GP Investments Ltd. Class A (depositary receipt) (a)	30,222	55,953
Shangri-La Asia Ltd.	122,000	111,650
TOTAL BERMUDA		436,907
Brazil - 1.6%
B2W Companhia Global do Varejo (a)	7,594	28,710
BB Seguridade Participacoes SA	15,070	103,943
CCR SA	33,000	103,709
Cielo SA	14,740	139,926
Companhia de Saneamento de Minas Gerais	13,546	45,662
Cosan SA Industria e Comercio	15,733	100,806
Direcional Engenharia SA	50,700	46,538
Fibria Celulose SA	15,200	207,472
FPC Par Corretora de Seguros	23,400	65,469
Minerva SA (a)	42,300	139,956
Smiles SA	8,400	65,561
TOTAL BRAZIL		1,047,752
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	2,586	50,427
Canada - 0.3%
Goldcorp, Inc.	3,000	38,383
Pan American Silver Corp.	13,700	103,709
Torex Gold Resources, Inc. (a)	36,200	34,329
TOTAL CANADA		176,421
Cayman Islands - 5.3%
51job, Inc. sponsored ADR (a)	2,500	84,525
58.com, Inc. ADR (a)	5,750	301,818
AAC Technology Holdings, Inc.	11,000	69,760
Alibaba Group Holding Ltd. sponsored ADR (a)	4,700	394,001
Baidu.com, Inc. sponsored ADR (a)	200	37,494
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Bitauto Holdings Ltd. ADR (a)	1,100	$ 35,090
China ZhengTong Auto Services Holdings Ltd.	146,160	65,410
Ctrip.com International Ltd. sponsored ADR (a)	1,200	111,564
ENN Energy Holdings Ltd.	33,773	193,473
Eurasia Drilling Co. Ltd. GDR (Reg. S)	4,900	55,615
Haitian International Holdings Ltd.	28,000	48,992
Hengan International Group Co. Ltd.	16,500	178,174
Leju Holdings Ltd. ADR	6,448	46,426
NetEase, Inc. sponsored ADR	100	14,453
Qunar Cayman Islands Ltd. sponsored ADR (a)	4,500	218,430
SINA Corp. (a)	800	38,112
Sino Biopharmaceutical Ltd.	76,000	94,445
SouFun Holdings Ltd. ADR	4,500	31,815
Sunny Optical Technology Group Co. Ltd.	31,000	72,079
Tencent Holdings Ltd.	60,900	1,147,927
Uni-President China Holdings Ltd.	297,600	243,742
TOTAL CAYMAN ISLANDS		3,483,345
Chile - 1.1%
Compania Cervecerias Unidas SA sponsored ADR	7,100	170,187
Empresas CMPC SA	50,670	124,852
Enersis SA	412,664	109,200
Inversiones La Construccion SA	8,038	91,358
Vina Concha y Toro SA	123,422	210,239
TOTAL CHILE		705,836
China - 5.8%
Anhui Conch Cement Co. Ltd. (H Shares)	60,000	183,078
BBMG Corp. (H Shares)	267,500	187,458
China Cinda Asset Management Co. Ltd. (H Shares)	214,840	83,529
China Life Insurance Co. Ltd. (H Shares)	107,260	386,789
China Longyuan Power Grid Corp. Ltd. (H Shares)	69,970	63,970
China Machinery Engineering Co. (H Shares)	80,000	69,432
China Pacific Insurance (Group) Co. Ltd. (H Shares)	121,580	484,301
China Petroleum & Chemical Corp. (H Shares)	152,000	109,568
China Suntien Green Energy Corp. Ltd. (H Shares)	332,690	59,316
China Telecom Corp. Ltd. (H Shares)	433,059	225,893
Daqin Railway Co. Ltd. (A Shares)	60,300	86,883
Industrial & Commercial Bank of China Ltd. (H Shares)	1,271,260	806,368
Inner Mongoli Yili Industries Co. Ltd.	74,000	186,138
Kweichow Moutai Co. Ltd.	9,020	304,549
Maanshan Iron & Steel Ltd. (H Shares) (a)	244,000	52,236
Common Stocks - continued
	Shares	Value
China - continued
PetroChina Co. Ltd. (H Shares)	136,000	$ 106,475
Qingdao Haier Co. Ltd.	143,700	218,763
Zhengzhou Yutong Bus Co. Ltd.	31,500	108,495
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	17,000	110,049
TOTAL CHINA		3,833,290
Colombia - 0.2%
Bancolombia SA sponsored ADR	3,695	127,921
Egypt - 0.1%
Citadel Capital Corp. (a)	170,400	39,045
Greece - 0.3%
Public Power Corp. of Greece	2,506	14,440
Titan Cement Co. SA (Reg.)	7,400	162,341
TOTAL GREECE		176,781
Hong Kong - 3.5%
AIA Group Ltd.	24,380	142,948
China Mobile Ltd.	15,110	181,167
China Mobile Ltd. sponsored ADR	9,480	571,739
China Resources Beer Holdings Co. Ltd.	74,000	139,725
China Resources Power Holdings Co. Ltd.	45,029	101,863
China Unicom Ltd.	10,990	13,393
China Unicom Ltd. sponsored ADR	5,406	66,386
CNOOC Ltd.	317,000	358,055
CNOOC Ltd. sponsored ADR	70	7,958
Far East Horizon Ltd.	392,564	326,525
Lenovo Group Ltd.	52,000	48,315
Sinotruk Hong Kong Ltd.	151,500	63,060
Techtronic Industries Co. Ltd.	66,000	241,275
TOTAL HONG KONG		2,262,409
India - 5.3%
Adani Ports & Special Economic Zone (a)	26,087	117,785
Axis Bank Ltd. (a)	37,136	268,957
Bharti Airtel Ltd.	9,413	50,142
Bharti Infratel Ltd.	24,983	148,382
Coal India Ltd.	53,331	260,304
Edelweiss Financial Services Ltd.	62,457	56,685
Eicher Motors Ltd. (a)	450	121,876
Grasim Industries Ltd.	3,862	219,209
ITC Ltd.	69,734	356,127
JK Cement Ltd.	10,894	113,885
Common Stocks - continued
	Shares	Value
India - continued
Larsen & Toubro Ltd. (a)	5,849	$ 125,975
LIC Housing Finance Ltd. (a)	14,923	108,960
Lupin Ltd.	9,017	265,491
NTPC Ltd.	13,829	28,058
Oil & Natural Gas Corp. Ltd.	31,237	117,840
Petronet LNG Ltd.	32,568	96,522
Phoenix Mills Ltd. (a)	21,082	107,600
Power Grid Corp. of India Ltd.	82,864	162,892
SREI Infrastructure Finance Ltd. (a)	136,028	92,977
State Bank of India (a)	66,221	239,154
Tata Consultancy Services Ltd.	8,565	326,326
Yes Bank Ltd. (a)	7,278	84,114
TOTAL INDIA		3,469,261
Indonesia - 0.5%
PT Bank Mandiri (Persero) Tbk	196,000	124,043
PT Bank Rakyat Indonesia Tbk	174,900	133,861
PT Kalbe Farma Tbk	640,500	66,705
PT Perusahaan Gas Negara Tbk Series B	148,200	32,370
TOTAL INDONESIA		356,979
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	117,495	252,624
Partner Communications Co. Ltd. (a)	12,209	55,410
TOTAL ISRAEL		308,034
Korea (South) - 8.3%
AMOREPACIFIC Group, Inc.	1,562	220,256
BGFretail Co. Ltd.	645	96,035
Daewoo International Corp.	3,552	62,064
DOUBLEUGAMES Co. Ltd.	472	26,871
E-Mart Co. Ltd.	1,406	261,677
Fila Korea Ltd.	2,319	203,106
Hanon Systems	1,976	77,706
Hyundai Glovis Co. Ltd.	1,418	244,040
Hyundai Industrial Development & Construction Co.	4,871	196,458
Hyundai Mobis	3,141	660,238
KB Financial Group, Inc.	5,866	185,563
Korea Electric Power Corp.	2,681	120,529
Korea Zinc Co. Ltd.	283	117,486
Korean Reinsurance Co.	19,619	233,688
LG Chemical Ltd.	1,413	376,835
NAVER Corp.	437	229,643
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NCSOFT Corp.	317	$ 52,613
Samsung Electronics Co. Ltd.	785	943,290
Samsung Fire & Marine Insurance Co. Ltd.	272	76,113
Samsung Life Insurance Co. Ltd.	1,434	136,898
Samsung SDI Co. Ltd.	360	33,579
Shinhan Financial Group Co. Ltd.	11,088	422,539
SK Hynix, Inc.	11,698	314,537
SK Telecom Co. Ltd.	80	16,915
SK Telecom Co. Ltd. sponsored ADR	4,960	116,858
TOTAL KOREA (SOUTH)		5,425,537
Mauritius - 0.1%
MakeMyTrip Ltd. (a)	3,000	47,880
Mexico - 3.5%
America Movil S.A.B. de CV Series L sponsored ADR	16,572	295,147
Banregio Grupo Financiero S.A.B. de CV	11,380	61,393
El Puerto de Liverpool S.A.B. de CV Class C	14,000	194,424
Grupo Aeroportuario del Pacifico SA de CV Series B	13,800	124,292
Grupo Aeroportuario Norte S.A.B. de CV	9,800	50,407
Grupo Comercial Chedraui S.A.B. de CV	34,576	95,662
Grupo Financiero Banorte S.A.B. de CV Series O	96,924	521,945
Grupo Financiero Santander Mexico S.A.B. de CV	44,200	81,214
Infraestructura Energetica Nova S.A.B. de CV	11,900	57,383
Macquarie Mexican (REIT)	227,130	315,302
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	6,200	77,739
Tenedora Nemak SA de CV (a)	53,900	77,957
Wal-Mart de Mexico SA de CV Series V	137,800	363,567
TOTAL MEXICO		2,316,432
Netherlands - 0.3%
Cnova NV (a)	6,600	19,800
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	15,500	84,430
Yandex NV (a)	5,237	84,316
TOTAL NETHERLANDS		188,546
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	10,580	60,835
Transnational Corp. of Nigeria PLC	3,557,220	32,346
Zenith Bank PLC	1,780,503	157,432
TOTAL NIGERIA		250,613
Common Stocks - continued
	Shares	Value
Pakistan - 0.2%
Habib Bank Ltd.	66,300	$ 131,764
Panama - 0.1%
Copa Holdings SA Class A	2,000	101,040
Philippines - 0.9%
Alliance Global Group, Inc.	321,850	125,047
Metro Pacific Investments Corp.	722,000	80,328
Metropolitan Bank & Trust Co.	80,721	146,571
Robinsons Land Corp.	410,280	268,201
TOTAL PHILIPPINES		620,147
Russia - 1.6%
E.ON Russia JSC (a)	1,222,700	58,169
Lukoil PJSC sponsored ADR	9,600	348,480
Mobile TeleSystems OJSC (a)	24,172	78,658
NOVATEK OAO GDR (Reg. S)	2,600	237,770
Sberbank of Russia (a)	59,060	83,738
Sberbank of Russia sponsored ADR	32,984	202,291
Sistema JSFC (a)	169,200	46,807
Sistema JSFC sponsored GDR	3,860	26,827
TOTAL RUSSIA		1,082,740
Singapore - 0.2%
First Resources Ltd.	90,100	120,695
South Africa - 2.8%
Aspen Pharmacare Holdings Ltd.	8,021	180,144
Barclays Africa Group Ltd.	26,942	345,755
Bidvest Group Ltd.	6,756	172,818
JSE Ltd.	7,710	74,376
Life Healthcare Group Holdings Ltd.	46,600	129,978
Naspers Ltd. Class N	5,200	761,645
Sasol Ltd.	2,800	89,717
Telkom SA Ltd.	13,510	70,972
TOTAL SOUTH AFRICA		1,825,405
Taiwan - 4.7%
Advanced Semiconductor Engineering, Inc.	44,000	50,794
Advantech Co. Ltd.	22,000	158,232
ASUSTeK Computer, Inc.	10,000	89,635
Catcher Technology Co. Ltd.	11,000	108,424
E.SUN Financial Holdings Co. Ltd.	368,946	222,174
Hermes Microvision, Inc.	1,000	38,657
Hon Hai Precision Industry Co. Ltd. (Foxconn)	39,555	105,512
Common Stocks - continued
	Shares	Value
Taiwan - continued
Inotera Memories, Inc. (a)	69,000	$ 53,347
King's Town Bank	78,600	62,706
Largan Precision Co. Ltd.	2,000	156,168
Taiwan Cement Corp.	186,000	207,399
Taiwan Fertilizer Co. Ltd.	49,000	62,712
Taiwan Semiconductor Manufacturing Co. Ltd.	311,000	1,310,382
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,542	33,862
Unified-President Enterprises Corp.	94,012	159,269
Universal Cement Corp.	97,654	69,033
Vanguard International Semiconductor Corp.	37,000	47,810
Yuanta Financial Holding Co. Ltd.	303,231	119,555
TOTAL TAIWAN		3,055,671
Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	13,900	116,191
Intouch Holdings PCL NVDR	39,960	84,214
Jasmine Broadband Internet Infrastructure Fund	526,400	153,998
Jasmine International Public Co. Ltd.	84,500	13,416
Kasikornbank PCL (For. Reg.)	65,280	315,778
PTT PCL (For. Reg.)	22,900	176,865
Thai Union Frozen Products PCL (For. Reg.)	312,100	155,058
TOTAL THAILAND		1,015,520
Turkey - 0.6%
Aselsan A/S	12,000	57,419
Tupras Turkiye Petrol Rafinelleri A/S (a)	7,000	184,880
Turkiye Garanti Bankasi A/S	47,864	123,941
TOTAL TURKEY		366,240
United Arab Emirates - 0.6%
DP World Ltd.	4,418	89,288
Emaar Properties PJSC	53,120	93,282
Emirates Telecommunications Corp.	3,488	14,529
First Gulf Bank PJSC	63,878	214,782
TOTAL UNITED ARAB EMIRATES		411,881
United Kingdom - 0.3%
Fresnillo PLC	8,200	92,280
HSBC Holdings PLC (Hong Kong)	16,000	125,102
TOTAL UNITED KINGDOM		217,382
Common Stocks - continued
	Shares	Value
United States of America - 0.3%
Cognizant Technology Solutions Corp. Class A (a)	2,620	$ 178,448
TOTAL COMMON STOCKS (Cost $31,801,701)		34,092,740
Nonconvertible Preferred Stocks - 2.4%

Brazil - 1.2%
Banco Bradesco SA (PN) sponsored ADR	18,930	102,979
Banco do Estado Rio Grande do Sul SA	28,720	44,608
Companhia Paranaense de Energia-Copel:
(PN-B)	515	4,340
(PN-B) sponsored	8,502	70,227
Itau Unibanco Holding SA sponsored ADR	38,688	265,013
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	37,506	149,649
Telefonica Brasil SA	4,890	50,656
Vale SA (PN-A) sponsored ADR	25,500	91,800
TOTAL BRAZIL		779,272
Korea (South) - 1.0%
Hyundai Motor Co. Series 2	2,535	253,107
Samsung Electronics Co. Ltd.	283	296,194
Samsung Fire & Marine Insurance Co. Ltd.	630	110,631
TOTAL KOREA (SOUTH)		659,932
Russia - 0.2%
Surgutneftegas OJSC (a)	145,800	99,386
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,121,719)		1,538,590
Nonconvertible Bonds - 16.4%
	Principal Amount
Azerbaijan - 1.1%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)	$ 200,000	184,016
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)	325,000	280,448
6.95% 3/18/30 (Reg. S)	275,000	257,675
TOTAL AZERBAIJAN		722,139
Nonconvertible Bonds - continued
	Principal Amount	Value
Brazil - 0.4%
Caixa Economica Federal 3.5% 11/7/22 (d)	$ 300,000	$ 241,500
Canada - 0.1%
First Quantum Minerals Ltd. 7% 2/15/21 (d)	100,000	74,000
Cayman Islands - 1.7%
Lamar Funding Ltd. 3.958% 5/7/25 (d)	200,000	187,340
Petrobras International Finance Co. Ltd.:
3.5% 2/6/17	200,000	193,300
5.375% 1/27/21	530,000	431,288
8.375% 12/10/18	300,000	299,778
TOTAL CAYMAN ISLANDS		1,111,706
Chile - 0.3%
Corporacion Nacional del Cobre de Chile (Codelco) 4.5% 9/16/25 (d)	200,000	198,376
Indonesia - 1.9%
PT Pertamina Persero:
4.875% 5/3/22 (d)	275,000	270,738
5.25% 5/23/21 (d)	200,000	204,846
5.625% 5/20/43 (d)	200,000	169,000
6% 5/3/42 (d)	400,000	347,000
6.5% 5/27/41 (d)	275,000	256,137
TOTAL INDONESIA		1,247,721
Ireland - 0.5%
Vnesheconombank Via VEB Finance PLC:
5.375% 2/13/17 (d)	250,000	253,125
6.8% 11/22/25 (d)	100,000	98,100
TOTAL IRELAND		351,225
Israel - 0.9%
B Communications Ltd. 7.375% 2/15/21 (d)	300,000	325,500
Israel Electric Corp. Ltd. 7.25% 1/15/19 (Reg. S)	250,000	280,812
TOTAL ISRAEL		606,312
Kazakhstan - 1.9%
Kazagro National Management Holding JSC 4.625% 5/24/23 (d)	400,000	324,160
KazMunaiGaz Finance Sub BV:
6% 11/7/44 (d)	200,000	156,304
9.125% 7/2/18 (d)	200,000	220,556
Nonconvertible Bonds - continued
	Principal Amount	Value
Kazakhstan - continued
KazMunaiGaz National Co. 5.75% 4/30/43 (d)	$ 300,000	$ 230,926
Zhaikmunai International BV 7.125% 11/13/19 (d)	350,000	285,250
TOTAL KAZAKHSTAN		1,217,196
Luxembourg - 0.9%
RSHB Capital SA:
5.1% 7/25/18 (d)	400,000	398,500
6.299% 5/15/17 (Reg. S)	200,000	204,152
TOTAL LUXEMBOURG		602,652
Mexico - 2.4%
Pemex Project Funding Master Trust 6.625% 6/15/35	350,000	344,313
Petroleos Mexicanos:
6.5% 6/2/41	425,000	407,915
6.625% (d)(e)	850,000	838,525
TOTAL MEXICO		1,590,753
Netherlands - 0.6%
Petrobras Global Finance BV:
6.85% 6/5/2115	215,000	147,533
7.25% 3/17/44	300,000	223,200
TOTAL NETHERLANDS		370,733
South Africa - 0.4%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)	300,000	278,550
Trinidad & Tobago - 0.3%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (d)	150,000	160,500
Tunisia - 0.3%
Banque Centrale de Tunisie 5.75% 1/30/25 (d)	200,000	187,532
Turkey - 0.4%
Arcelik A/S 5% 4/3/23 (d)	300,000	280,860
United Kingdom - 0.2%
Biz Finance PLC 9.625% 4/27/22 (d)	150,000	136,088
Venezuela - 2.1%
Petroleos de Venezuela SA:
5.25% 4/12/17	300,000	168,750
5.5% 4/12/37	500,000	171,000
6% 11/15/26 (Reg. S)	700,000	247,380
8.5% 11/2/17 (d)	250,000	151,850
9% 11/17/21 (Reg. S)	550,000	227,040
Nonconvertible Bonds - continued
	Principal Amount	Value
Venezuela - continued
Petroleos de Venezuela SA: - continued
9.75% 5/17/35 (d)	$ 300,000	$ 124,500
12.75% 2/17/22 (d)	600,000	298,500
TOTAL VENEZUELA		1,389,020
TOTAL NONCONVERTIBLE BONDS (Cost $11,880,507)		10,766,863
Government Obligations - 24.5%

Armenia - 0.5%
Republic of Armenia 6% 9/30/20 (d)	325,000	321,250
Barbados - 0.5%
Barbados Government 7% 8/4/22 (d)	350,000	344,920
Belize - 0.4%
Belize Government 5% 2/20/38 (c)(d)	332,500	243,556
Bolivia - 0.3%
Plurinational State of Bolivia 4.875% 10/29/22 (d)	200,000	200,750
Brazil - 2.0%
Brazilian Federative Republic:
4.25% 1/7/25	850,000	753,313
7.125% 1/20/37	100,000	97,250
8.25% 1/20/34	275,000	293,563
12.25% 3/6/30	100,000	152,750
TOTAL BRAZIL		1,296,876
Colombia - 0.4%
Colombian Republic 7.375% 9/18/37	225,000	261,000
Congo - 0.4%
Congo Republic 4% 6/30/29 (c)	299,250	245,385
Costa Rica - 0.8%
Costa Rican Republic:
4.375% 4/30/25 (d)	225,000	194,625
7% 4/4/44 (d)	200,000	180,000
7.158% 3/12/45 (d)	200,000	180,500
TOTAL COSTA RICA		555,125
Government Obligations - continued
	Principal Amount	Value
Dominican Republic - 0.5%
Dominican Republic:
6.6% 1/28/24 (d)	$ 100,000	$ 106,250
7.45% 4/30/44 (d)	200,000	211,000
TOTAL DOMINICAN REPUBLIC		317,250
Ecuador - 0.2%
Ecuador Republic 7.95% 6/20/24 (d)	200,000	152,000
Egypt - 0.2%
Arab Republic of Egypt 6.875% 4/30/40 (d)	150,000	134,400
El Salvador - 0.4%
El Salvador Republic:
7.375% 12/1/19	100,000	102,375
7.625% 2/1/41 (d)	150,000	133,500
TOTAL EL SALVADOR		235,875
Ethiopia - 0.3%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)	200,000	186,500
Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (d)	200,000	172,000
Georgia - 0.3%
Georgia Republic 6.875% 4/12/21 (d)	200,000	213,350
Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)	200,000	171,564
8.125% 1/18/26 (d)	200,000	169,850
10.75% 10/14/30 (d)	200,000	211,800
TOTAL GHANA		553,214
Hungary - 0.3%
Hungarian Republic 5.75% 11/22/23	200,000	225,250
Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)	250,000	183,125
Ivory Coast - 0.6%
Ivory Coast:
5.375% 7/23/24 (d)	200,000	178,000
5.75% 12/31/32	275,000	244,750
TOTAL IVORY COAST		422,750
Government Obligations - continued
	Principal Amount	Value
Jamaica - 0.2%
Jamaican Government 8% 6/24/19	$ 150,000	$ 163,500
Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (d)	200,000	185,450
Lebanon - 1.0%
Lebanese Republic:
5% 10/12/17	100,000	99,864
6.1% 10/4/22	150,000	149,100
6.65% 2/26/30(Reg. S)	125,000	123,750
11.625% 5/11/16 (Reg. S)	250,000	259,008
TOTAL LEBANON		631,722
Mexico - 0.3%
United Mexican States 5.75% 10/12/2110	200,000	195,500
Mongolia - 0.3%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)	200,000	166,737
Netherlands - 0.4%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	250,000	243,125
Pakistan - 0.3%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)	200,000	207,800
Panama - 0.4%
Panamanian Republic 8.875% 9/30/27	200,000	282,500
Philippines - 0.9%
Philippine Republic 9.5% 2/2/30	350,000	564,088
Qatar - 0.5%
State of Qatar 5.75% 1/20/42 (d)	250,000	310,625
Romania - 0.3%
Romanian Republic 6.75% 2/7/22 (d)	170,000	202,640
Russia - 2.9%
Russian Federation:
5% 4/29/20 (d)	225,000	236,531
5.625% 4/4/42 (d)	200,000	199,300
5.875% 9/16/43 (d)	200,000	205,300
7.5% 3/31/30 (Reg. S)	490,875	583,826
12.75% 6/24/28 (Reg. S)	425,000	692,750
TOTAL RUSSIA		1,917,707
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (d)	200,000	214,800
Government Obligations - continued
	Principal Amount	Value
Serbia - 0.5%
Republic of Serbia 7.25% 9/28/21 (d)	$ 260,000	$ 297,154
South Africa - 0.4%
South African Republic 5.875% 9/16/25	250,000	271,688
Sri Lanka - 0.5%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)	300,000	301,200
Tanzania - 0.3%
United Republic of Tanzania 6.5375% 3/9/20 (g)	200,000	193,750
Turkey - 1.7%
Turkish Republic:
6.25% 9/26/22	200,000	222,000
7% 6/5/20	250,000	283,238
7.375% 2/5/25	300,000	358,821
11.875% 1/15/30	165,000	275,550
TOTAL TURKEY		1,139,609
Ukraine - 1.1%
Ukraine Government:
6.58% 11/21/16 (d)	250,000	190,052
6.75% 11/14/17 (d)	200,000	151,413
7.5% 4/17/23 (Reg. S)	250,000	197,292
9.25% 7/24/17 (d)	200,000	151,413
TOTAL UKRAINE		690,170
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.04% 12/3/15 (f)	60,000	59,999
Venezuela - 1.5%
Venezuelan Republic:
7% 3/31/38	650,000	242,125
8.25% 10/13/24	300,000	114,000
9% 5/7/23 (Reg. S)	300,000	117,750
9.25% 9/15/27	650,000	284,375
9.25% 5/7/28 (Reg. S)	250,000	98,125
12.75% 8/23/22	325,000	154,375
TOTAL VENEZUELA		1,010,750
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (d)	200,000	221,557
Government Obligations - continued
	Principal Amount	Value
Zambia - 0.5%
Republic of Zambia:
5.375% 9/20/22 (d)	$ 200,000	$ 148,000
8.97% 7/30/27 (d)	200,000	167,500
TOTAL ZAMBIA		315,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $16,800,604)		16,052,147
Preferred Securities - 0.6%

China - 0.5%
Sinochem Group 5% (d)(e)(f)	300,000	312,349
Colombia - 0.1%
Colombia Telecomunicacines SA 8.5% (d)(e)(f)	100,000	90,122
TOTAL PREFERRED SECURITIES (Cost $403,473)		402,471
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.18% (b) (Cost $1,436,463)	1,436,463	1,436,463
TOTAL INVESTMENT PORTFOLIO - 98.2% (Cost $64,444,467)		64,289,274
NET OTHER ASSETS (LIABILITIES) - 1.8%		1,203,567
NET ASSETS - 100%		$ 65,492,841
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
12 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2015	$ 506,220	$ 22,118

The face value of futures purchased as a percentage of net assets is 0.8%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,025,720 or 21.4% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $59,999.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,500
Fidelity Securities Lending Cash Central Fund	640
Total	$ 3,140
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,430,635	$ 2,766,666	$ 445,206	$ 218,763
Consumer Staples	3,401,056	1,716,848	1,684,208	-
Energy	2,685,230	1,211,182	1,474,048	-
Financials	9,828,939	4,391,939	5,437,000	-
Health Care	736,763	310,122	426,641	-
Industrials	2,457,584	1,363,799	1,093,785	-
Information Technology	7,039,412	4,013,829	3,025,583	-
Materials	2,498,684	1,688,631	810,053	-
Telecommunication Services	2,424,618	1,612,438	812,180	-
Utilities	1,128,409	359,421	768,988	-
Corporate Bonds	10,766,863	-	10,766,863	-
Government Obligations	16,052,147	-	16,052,147	-
Preferred Securities	402,471	-	402,471	-
Money Market Funds	1,436,463	1,436,463	-	-
Total Investments in Securities:	$ 64,289,274	$ 20,871,338	$ 43,199,173	$ 218,763
Derivative Instruments:
Assets
Futures Contracts	$ 22,118	$ 22,118	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 695,622
Level 2 to Level 1	$ 2,488,814
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 22,118	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	3.8%
BBB	10.8%
BB	12.3%
B	7.4%
CCC,CC,C	5.1%
Not Rated	2.0%
Equities	54.5%
Short-Term Investments and Net Other Assets	4.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $63,008,004)	$ 62,852,811
Fidelity Central Funds (cost $1,436,463)	1,436,463
Total Investments (cost $64,444,467)		$ 64,289,274
Cash		362,836
Foreign currency held at value (cost $65,956)		65,977
Receivable for investments sold		555,312
Receivable for fund shares sold		101,694
Dividends receivable		12,507
Interest receivable		575,898
Distributions receivable from Fidelity Central Funds		286
Receivable for daily variation margin for derivative instruments		1,896
Prepaid expenses		183
Receivable from investment adviser for expense reductions		28,742
Other receivables		27,900
Total assets		66,022,505

Liabilities
Payable for investments purchased	$ 313,888
Payable for fund shares redeemed	59,882
Accrued management fee	43,392
Distribution and service plan fees payable	10,104
Other affiliated payables	15,645
Other payables and accrued expenses	86,753
Total liabilities		529,664

Net Assets		$ 65,492,841
Net Assets consist of:
Paid in capital		$ 65,852,157
Undistributed net investment income		1,546,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,767,162)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(138,235)
Net Assets		$ 65,492,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,164,340 ÷ 982,497 shares)	$ 10.35

Maximum offering price per share (100/94.25 of $10.35)	$ 10.98
Class T:
Net Asset Value and redemption price per share ($3,331,226 ÷ 322,484 shares)	$ 10.33

Maximum offering price per share (100/96.50 of $10.33)	$ 10.70
Class C:
Net Asset Value and offering price per share ($7,735,733 ÷ 754,353 shares)A	$ 10.25

Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($37,918,319 ÷ 3,652,776 shares)	$ 10.38

Class I:
Net Asset Value, offering price and redemption price per share ($6,343,223 ÷ 611,457 shares)	$ 10.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 1,105,140
Interest		1,976,845
Income from Fidelity Central Funds		3,140
Income before foreign taxes withheld		3,085,125
Less foreign taxes withheld		(111,245)
Total income		2,973,880

Expenses
Management fee	$ 564,291
Transfer agent fees	172,623
Distribution and service plan fees	148,766
Accounting and security lending fees	36,603
Custodian fees and expenses	262,557
Independent trustees' compensation	305
Registration fees	64,805
Audit	94,841
Legal	176
Miscellaneous	612
Total expenses before reductions	1,345,579
Expense reductions	(217,505)	1,128,074
Net investment income (loss)		1,845,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $51,537)	(1,335,001)
Foreign currency transactions	(33,466)
Futures contracts	28,498
Total net realized gain (loss)		(1,339,969)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $94,055)	(7,238,306)
Assets and liabilities in foreign currencies	2,727
Futures contracts	21,984
Total change in net unrealized appreciation (depreciation)		(7,213,595)
Net gain (loss)		(8,553,564)
Net increase (decrease) in net assets resulting from operations		$ (6,707,758)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,845,806	$ 1,316,375
Net realized gain (loss)	(1,339,969)	3,140,986
Change in net unrealized appreciation (depreciation)	(7,213,595)	(2,656,389)
Net increase (decrease) in net assets resulting from operations	(6,707,758)	1,800,972
Distributions to shareholders from net investment income	(1,198,750)	(1,381,318)
Distributions to shareholders from net realized gain	(136,019)	-
Total distributions	(1,334,769)	(1,381,318)
Share transactions - net increase (decrease)	(6,024,786)	(8,457,450)
Redemption fees	16,471	27,840
Total increase (decrease) in net assets	(14,050,842)	(8,009,956)

Net Assets
Beginning of period	79,543,683	87,553,639
End of period (including undistributed net investment income of $1,546,081 and undistributed net investment income of $1,150,725, respectively)	$ 65,492,841	$ 79,543,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.56	$ 11.37	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.28	.18	.18	.20
Net realized and unrealized gain (loss)	(1.30)	.19	.48	.68
Total from investment operations	(1.02)	.37	.66	.88
Distributions from net investment income	(.17)	(.18)	(.15)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.19)	(.18)	(.16)	(.02)
Redemption fees added to paid in capitalC	- H	- H	.01	-H
Net asset value, end of period	$ 10.35	$ 11.56	$ 11.37	$ 10.86
Total ReturnA, B	(8.92)%	3.30%	6.23%	8.80%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.93%	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.62%	1.62%
Net investment income (loss)	2.58%	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,164	$ 13,627	$ 18,837	$ 7,675
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class T

Years ended October 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.34	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.25	.15	.15	.17
Net realized and unrealized gain (loss)	(1.30)	.19	.48	.68
Total from investment operations	(1.05)	.34	.63	.85
Distributions from net investment income	(.14)	(.14)	(.12)	(.01)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.16)	(.14)	(.14) F	(.01)
Redemption fees added to paid in capitalC	-I	-I	.01	-I
Net asset value, end of period	$ 10.33	$ 11.54	$ 11.34	$ 10.84
Total ReturnA, B	(9.18)%	3.04%	5.93%	8.56%
Ratios to Average Net AssetsD, H
Expenses before reductions	2.27%	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.89%	1.90%	1.88%	1.87%
Net investment income (loss)	2.33%	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,331	$ 5,277	$ 5,967	$ 5,823
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2015	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 11.29	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.20	.10	.09	.12
Net realized and unrealized gain (loss)	(1.30)	.19	.47	.69
Total from investment operations	(1.10)	.29	.56	.81
Distributions from net investment income	(.10)	(.11)	(.07)	(.01)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.12)	(.11)	(.08)	(.01)
Redemption fees added to paid in capitalC	-H	-H	.01	-H
Net asset value, end of period	$ 10.25	$ 11.47	$ 11.29	$ 10.80
Total ReturnA, B	(9.68)%	2.56%	5.31%	8.07%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.68%	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.39%	2.40%	2.37%	2.37%
Net investment income (loss)	1.83%	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,736	$ 10,104	$ 7,436	$ 5,824
Portfolio turnover rateE	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.60	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.31	.21	.21	.22
Net realized and unrealized gain (loss)	(1.31)	.19	.47	.69
Total from investment operations	(1.00)	.40	.68	.91
Distributions from net investment income	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	-G	-G	.01	-G
Net asset value, end of period	$ 10.38	$ 11.60	$ 11.40	$ 10.89
Total ReturnA	(8.74)%	3.56%	6.44%	9.15%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.72%	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.38%	1.38%
Net investment income (loss)	2.83%	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,918	$ 45,763	$ 49,959	$ 81,416
Portfolio turnover rateD	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2015	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.59	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.31	.21	.20	.22
Net realized and unrealized gain (loss)	(1.31)	.18	.48	.69
Total from investment operations	(1.00)	.39	.68	.91
Distributions from net investment income	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	(.02)	-	(.01)	-
Total distributions	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	-G	-G	.01	-G
Net asset value, end of period	$ 10.37	$ 11.59	$ 11.40	$ 10.89
Total ReturnA	(8.74)%	3.51%	6.44%	9.15%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.58%	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.37%	1.37%
Net investment income (loss)	2.83%	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,343	$ 4,773	$ 5,354	$ 2,287
Portfolio turnover rateD	80%	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforward and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,232,395
Gross unrealized depreciation	(6,504,580)
Net unrealized appreciation (depreciation) on securities	$ (272,185)
Tax Cost	$ 64,561,459

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,285,899
Capital loss carryforward	$ (1,367,584)
Net unrealized appreciation (depreciation) on securities and other investments	$ (274,699)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (1,367,584)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 1,198,749	$ 1,381,317
Long-term Capital Gain	136,020	-
Total	$ 1,334,769	$ 1,381,317

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,498 and a change in net unrealized appreciation (depreciation) of $21,984 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $54,530,477 and $61,528,390, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 31,934	$ 8,405
Class T	.25%	.25%	22,488	8,147
Class C	.75%	.25%	94,344	49,446
			$ 148,766	$ 65,998

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,577
Class T	1,143
Class CA	5,625
$ 11,345

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 29,046.23
Class T	14,108.31
Class C	21,328.23
Total Emerging Markets	97,762.26
Class I	10,379.16
	$ 172,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $434 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $640. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2016. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 35,348
Class T	1.90%	16,501
Class C	2.40%	26,141
Total Emerging Markets	1.40%	119,637
Class I	1.40%	11,808
		$ 209,435

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,745 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $199.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $278 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 359
Class T	94
Class C	192
Total Emerging Markets	1,090
Class I	113
$ 1,848

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 211,944	$ 298,475
Class T	63,689	72,882
Class C	88,937	71,691
Total Emerging Markets	751,293	837,446
Class I	82,887	100,824
Total	$ 1,198,750	$ 1,381,318
From net realized gain
Class A	$ 24,934	$ -
Class T	9,098	-
Class C	18,150	-
Total Emerging Markets	75,507	-
Class I	8,330	-
Total	$ 136,019	$ -

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	251,231	374,099	$ 2,772,246	$ 4,265,512
Reinvestment of distributions	21,174	24,147	232,918	267,553
Shares redeemed	(469,131)	(876,261)	(4,963,727)	(9,758,391)
Net increase (decrease)	(196,726)	(478,015)	$ (1,958,563)	$ (5,225,326)
Class T
Shares sold	45,171	73,071	$ 491,646	$ 838,229
Reinvestment of distributions	6,566	6,487	72,226	71,875
Shares redeemed	(186,633)	(148,531)	(1,964,687)	(1,659,489)
Net increase (decrease)	(134,896)	(68,973)	$ (1,400,815)	$ (749,385)
Class C
Shares sold	198,104	312,027	$ 2,115,228	$ 3,545,260
Reinvestment of distributions	9,691	6,236	106,316	69,031
Shares redeemed	(334,580)	(95,617)	(3,520,139)	(1,079,948)
Net increase (decrease)	(126,785)	222,646	$ (1,298,595)	$ 2,534,343

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Total Emerging Markets
Shares sold	1,772,167	1,227,986	$ 18,534,579	$ 14,240,572
Reinvestment of distributions	70,595	69,851	777,256	774,644
Shares redeemed	(2,136,425)	(1,734,596)	(22,904,245)	(19,517,156)
Net increase (decrease)	(293,663)	(436,759)	$ (3,592,410)	$ (4,501,940)
Class I
Shares sold	421,240	216,506	$ 4,563,340	$ 2,508,322
Reinvestment of distributions	8,237	8,910	90,609	98,814
Shares redeemed	(229,844)	(283,392)	(2,428,352)	(3,122,278)
Net increase (decrease)	199,633	(57,976)	$ 2,225,597	$ (515,142)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 2014
Total Emerging Markets	61%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Total Emerging Markets	12/08/14	$0.2241	$0.0251

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Fidelity Total Emerging Markets Fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Total Emerging Markets Fund, a peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Annual Report

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of the retail class of Fidelity Emerging Markets Discovery Fund ranked equal to its competitive median for 2014 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios.

The Board noted that the total expense ratio of each of Class A and the retail class of Fidelity Total Emerging Markets Fund ranked below its competitive median for 2014 and the total expense ratio of each of Class T, Class C, and Class I ranked above its competitive median for 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T of each fund was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that each Fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2015.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2015.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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www.fidelity.com

EMD-TEK-UANN-1215
1.931236.103
Contents Shareholder Expense Example Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Series Emerging Markets

Series International Growth

Series International Small Cap

Series International Value

Funds -

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Class F

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Growth Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Small Cap Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Fidelity Series Emerging Markets Fund
Series Emerging Markets	1.04%
Actual		$ 1,000.00	$ 849.60	$ 4.85
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Class F	.88%
Actual		$ 1,000.00	$ 850.00	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Fidelity Series International Growth Fund
Series International Growth	.89%
Actual		$ 1,000.00	$ 970.80	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Class F	.73%
Actual		$ 1,000.00	$ 971.50	$ 3.63
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Fidelity Series International Small Cap Fund
Series International Small Cap	1.07%
Actual		$ 1,000.00	$ 982.30	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Class F	.90%
Actual		$ 1,000.00	$ 983.60	$ 4.50
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Fidelity Series International Value Fund
Series International Value	.88%
Actual		$ 1,000.00	$ 943.80	$ 4.31
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Class F	.72%
Actual		$ 1,000.00	$ 944.90	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,021.58	$ 3.67

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Annual Report

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity Series Emerging Markets Fund	-13.14%	-1.87%	9.79%
Class F B	-13.02%	-1.69%	9.99%

A From December 9, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Co-Portfolio Managers Tim Gannon, Samuel Polyak, Greg Lee and James Hayes: For the year, the fund's share classes turned in low-double-digit declines, outpacing the -14.22% return of the benchmark MSCI Emerging Markets Index. From a geographical perspective, positioning in India, Malaysia and Mexico were helpful versus the benchmark. On the flip side, picks in Russia dragged on relative performance. Among sectors, picks in telecommunication services, consumer staples and information technology lifted results most, whereas choices in health care and industrials hurt. Looking at individual stocks, our substantial overweighting in China Life Insurance was the top relative contributor this period, followed by Bharti Infratel, a leading tower infrastructure provider in India. Bharti was propelled by a generally favorable Indian market earlier in the period. Conversely, an overweighting in underperforming Daewoo International, South Korea's largest trading company, was the fund's biggest individual relative detractor. The stock underperformed due to its link to global oil prices, which fell by about 44% the past 12 months.

Note to shareholders: Xiaoting Zhao was named Co-Manager of the fund, effective October 1, 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

Korea (South)	16.0%
China	10.1%
India	9.3%
Cayman Islands	9.2%
Taiwan	7.8%
United States of America*	6.9%
Mexico	5.8%
Hong Kong	5.8%
South Africa	5.2%
Other	23.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

Korea (South)	15.8%
China	11.3%
India	10.4%
Taiwan	8.9%
Cayman Islands	7.2%
Hong Kong	6.4%
Brazil	5.0%
South Africa	4.7%
Mexico	4.3%
Other*	26.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.6	98.4
Short-Term Investments and Net Other Assets (Liabilities)	3.4	1.6
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4	3.7
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.9	2.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.4	4.1
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	2.2	2.2
Naspers Ltd. Class N (South Africa, Media)	2.0	1.8
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	1.9	2.0
Hyundai Mobis (Korea (South), Auto Components)	1.8	1.6
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	1.4	1.0
China Pacific Insurance (Group) Co. Ltd. (H Shares) (China, Insurance)	1.3	0.9
Shinhan Financial Group Co. Ltd. (Korea (South), Banks)	1.2	1.1
	20.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	27.9
Information Technology	18.1	19.5
Consumer Discretionary	9.2	8.4
Consumer Staples	8.0	7.5
Industrials	7.3	7.5
Energy	7.0	7.5
Materials	5.9	6.9
Telecommunication Services	5.9	6.2
Utilities	3.1	3.3
Health Care	2.5	2.1

Annual Report

Fidelity Series Emerging Markets Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value
Argentina - 0.5%
Telecom Argentina SA Class B sponsored ADR	672,423	$ 13,118,973
YPF SA Class D sponsored ADR	1,874,200	40,032,912
TOTAL ARGENTINA		53,151,885
Austria - 0.3%
Erste Group Bank AG (a)	1,007,600	29,550,556
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia) (a)(e)	91,132,865	15,805,131
China Resource Gas Group Ltd.	7,810,000	21,423,186
Credicorp Ltd. (United States)	429,140	48,570,065
GP Investments Ltd. Class A (depositary receipt) (a)(e)	9,583,037	17,741,993
Shangri-La Asia Ltd.	37,944,000	34,725,070
TOTAL BERMUDA		138,265,445
Brazil - 2.7%
B2W Companhia Global do Varejo (a)	2,234,900	8,449,221
BB Seguridade Participacoes SA	4,744,500	32,724,508
CCR SA	11,639,900	36,580,775
Cielo SA	4,442,338	42,170,851
Companhia de Saneamento de Minas Gerais	3,616,610	12,191,189
Cosan SA Industria e Comercio	4,886,600	31,309,820
Direcional Engenharia SA (e)	14,135,000	12,974,783
Fibria Celulose SA	4,453,300	60,785,342
FPC Par Corretora de Seguros	7,770,100	21,739,477
Minerva SA (a)(e)	12,206,200	40,386,125
Smiles SA	2,973,100	23,204,758
TOTAL BRAZIL		322,516,849
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	761,675	14,852,663
Canada - 0.4%
Goldcorp, Inc.	860,900	11,014,727
Pan American Silver Corp.	4,015,100	30,394,307
Torex Gold Resources, Inc. (a)	10,134,400	9,610,474
TOTAL CANADA		51,019,508
Cayman Islands - 9.0%
51job, Inc. sponsored ADR (a)(d)	839,512	28,383,901
58.com, Inc. ADR (a)(d)	1,742,507	91,464,192
AAC Technology Holdings, Inc.	3,283,000	20,820,070
Alibaba Group Holding Ltd. sponsored ADR (a)(d)	1,422,800	119,273,324
Baidu.com, Inc. sponsored ADR (a)	63,000	11,810,610
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Bitauto Holdings Ltd. ADR (a)	315,300	$ 10,058,070
China ZhengTong Auto Services Holdings Ltd.	50,477,800	22,589,961
Ctrip.com International Ltd. sponsored ADR (a)(d)	353,300	32,846,301
ENN Energy Holdings Ltd.	10,716,520	61,391,123
Eurasia Drilling Co. Ltd. GDR (Reg. S)	1,565,600	17,769,560
Haitian International Holdings Ltd.	9,987,000	17,474,250
Hengan International Group Co. Ltd.	4,822,500	52,075,425
Leju Holdings Ltd. ADR (d)	2,096,200	15,092,640
NetEase, Inc. sponsored ADR	45,400	6,561,662
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	1,368,200	66,412,428
SINA Corp. (a)	243,200	11,586,048
Sino Biopharmaceutical Ltd.	31,252,000	38,836,870
SouFun Holdings Ltd. ADR	1,386,400	9,801,848
Sunny Optical Technology Group Co. Ltd.	9,430,000	21,925,878
Tencent Holdings Ltd.	18,451,500	347,799,313
Uni-President China Holdings Ltd. (d)	86,051,000	70,477,975
TOTAL CAYMAN ISLANDS		1,074,451,449
Chile - 1.7%
Compania Cervecerias Unidas SA sponsored ADR	2,064,000	49,474,080
Empresas CMPC SA	14,857,790	36,610,041
Enersis SA	128,171,559	33,917,136
Inversiones La Construccion SA	2,590,268	29,440,397
Vina Concha y Toro SA	34,037,884	57,980,807
TOTAL CHILE		207,422,461
China - 10.1%
Anhui Conch Cement Co. Ltd. (H Shares)	17,604,500	53,716,608
BBMG Corp. (H Shares)	74,440,000	52,165,848
China Cinda Asset Management Co. Ltd. (H Shares)	69,390,000	26,978,565
China Life Insurance Co. Ltd. (H Shares)	34,924,900	125,942,135
China Longyuan Power Grid Corp. Ltd. (H Shares)	21,318,910	19,490,736
China Machinery Engineering Co. (H Shares)	28,202,000	24,476,611
China Pacific Insurance (Group) Co. Ltd. (H Shares)	39,491,250	157,309,303
China Petroleum & Chemical Corp. (H Shares)	48,158,000	34,714,409
China Suntien Green Energy Corp. Ltd. (H Shares) (d)(e)	103,603,060	18,471,705
China Telecom Corp. Ltd. (H Shares)	127,434,882	66,472,867
Daqin Railway Co. Ltd. (A Shares)	21,353,347	30,766,909
Industrial & Commercial Bank of China Ltd. (H Shares)	412,445,400	261,616,503
Inner Mongoli Yili Industries Co. Ltd.	21,105,327	53,087,961
Kweichow Moutai Co. Ltd.	2,570,665	86,795,383
Maanshan Iron & Steel Ltd. (H Shares) (a)(d)	71,616,000	15,331,744
Common Stocks - continued
	Shares	Value
China - continued
PetroChina Co. Ltd. (H Shares)	42,748,000	$ 33,467,583
Qingdao Haier Co. Ltd.	44,675,277	68,011,721
Zhengzhou Yutong Bus Co. Ltd.	11,129,454	38,333,188
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	5,932,500	38,403,702
TOTAL CHINA		1,205,553,481
Colombia - 0.4%
Bancolombia SA sponsored ADR (d)	1,194,911	41,367,819
Egypt - 0.1%
Citadel Capital Corp. (a)	55,002,700	12,603,280
Greece - 0.4%
Public Power Corp. of Greece	768,912	4,430,599
Titan Cement Co. SA (Reg.)	2,181,500	47,857,785
TOTAL GREECE		52,288,384
Hong Kong - 5.8%
AIA Group Ltd.	7,901,400	46,328,526
China Mobile Ltd.	4,455,795	53,424,514
China Mobile Ltd. sponsored ADR	2,794,400	168,530,264
China Resources Beer Holdings Co. Ltd.	21,380,000	40,369,080
China Resources Power Holdings Co. Ltd.	14,005,976	31,683,865
China Unicom Ltd.	3,219,850	3,923,995
China Unicom Ltd. sponsored ADR (d)	1,593,990	19,574,197
CNOOC Ltd.	100,120,000	113,086,728
CNOOC Ltd. sponsored ADR	16,600	1,887,088
Far East Horizon Ltd.	126,079,750	104,869,983
Lenovo Group Ltd.	15,898,000	14,771,418
Sinotruk Hong Kong Ltd.	41,464,000	17,258,840
Techtronic Industries Co. Ltd.	20,554,000	75,138,794
TOTAL HONG KONG		690,847,292
India - 9.3%
Adani Ports & Special Economic Zone (a)	9,233,978	41,692,222
Axis Bank Ltd. (a)	12,045,606	87,240,150
Bharti Airtel Ltd.	2,754,366	14,672,061
Bharti Infratel Ltd. (a)	7,350,054	43,654,321
Coal India Ltd.	16,841,328	82,201,204
Edelweiss Financial Services Ltd.	17,614,070	15,986,196
Eicher Motors Ltd. (a)	128,636	34,839,103
Grasim Industries Ltd.	1,132,339	64,272,060
ITC Ltd.	20,130,262	102,804,007
Common Stocks - continued
	Shares	Value
India - continued
JK Cement Ltd.	3,139,049	$ 32,815,318
Larsen & Toubro Ltd. (a)	2,070,480	44,593,687
LIC Housing Finance Ltd. (a)	4,800,143	35,048,268
Lupin Ltd.	3,827,207	112,685,971
NTPC Ltd.	4,301,139	8,726,758
Oil & Natural Gas Corp. Ltd.	9,850,411	37,160,196
Petronet LNG Ltd.	9,198,040	27,260,217
Phoenix Mills Ltd. (a)	6,788,079	34,645,464
Power Grid Corp. of India Ltd.	25,775,002	50,667,868
SREI Infrastructure Finance Ltd. (a)(e)	44,161,318	30,184,892
State Bank of India (a)	21,519,456	77,716,542
Tata Consultancy Services Ltd.	2,760,771	105,185,261
Yes Bank Ltd. (a)	2,361,958	27,297,879
TOTAL INDIA		1,111,349,645
Indonesia - 1.0%
PT Bank Mandiri (Persero) Tbk	63,613,400	40,259,009
PT Bank Rakyat Indonesia Tbk	56,019,400	42,874,789
PT Kalbe Farma Tbk	269,313,700	28,047,913
PT Perusahaan Gas Negara Tbk Series B	46,117,900	10,073,037
TOTAL INDONESIA		121,254,748
Israel - 0.7%
Bezeq The Israel Telecommunication Corp. Ltd.	34,574,853	74,338,861
Partner Communications Co. Ltd. (a)	774,778	3,516,302
TOTAL ISRAEL		77,855,163
Korea (South) - 14.3%
AMOREPACIFIC Group, Inc.	451,033	63,599,773
BGFretail Co. Ltd.	183,742	27,357,646
Daewoo International Corp.	2,994,022	52,314,160
DOUBLEUGAMES Co. Ltd.	85,390	4,861,180
E-Mart Co. Ltd.	405,779	75,521,373
Fila Korea Ltd. (e)	661,301	57,918,933
Hanon Systems	695,618	27,355,114
Hyundai Glovis Co. Ltd.	458,815	78,962,617
Hyundai Industrial Development & Construction Co.	1,513,165	61,029,146
Hyundai Mobis	1,001,671	210,551,197
KB Financial Group, Inc.	1,900,120	60,107,746
Korea Electric Power Corp.	833,064	37,451,848
Korea Zinc Co. Ltd.	82,514	34,255,267
Korean Reinsurance Co. (e)	6,342,344	75,545,757
Common Stocks - continued
	Shares	Value
Korea (South) - continued
LG Chemical Ltd.	402,112	$ 107,239,728
NAVER Corp.	133,708	70,263,538
NCSOFT Corp.	96,229	15,971,164
Samsung Electronics Co. Ltd.	237,157	284,978,064
Samsung Fire & Marine Insurance Co. Ltd.	86,406	24,178,878
Samsung Life Insurance Co. Ltd.	461,330	44,041,243
Samsung SDI Co. Ltd.	109,328	10,197,704
Shinhan Financial Group Co. Ltd.	3,602,071	137,266,921
SK Hynix, Inc.	3,950,963	106,233,798
SK Telecom Co. Ltd.	23,478	4,964,268
SK Telecom Co. Ltd. sponsored ADR (d)	1,462,000	34,444,720
TOTAL KOREA (SOUTH)		1,706,611,783
Mauritius - 0.1%
MakeMyTrip Ltd. (a)	501,900	8,010,324
Mexico - 5.8%
America Movil S.A.B. de CV Series L sponsored ADR	4,884,120	86,986,177
Banregio Grupo Financiero S.A.B. de CV	3,682,850	19,868,188
El Puerto de Liverpool S.A.B. de CV Class C	4,168,800	57,893,971
Grupo Aeroportuario del Pacifico SA de CV Series B	4,901,000	44,141,579
Grupo Aeroportuario Norte S.A.B. de CV	3,436,600	17,676,297
Grupo Comercial Chedraui S.A.B. de CV	9,989,688	27,638,592
Grupo Financiero Banorte S.A.B. de CV Series O	31,477,900	169,511,630
Grupo Financiero Santander Mexico S.A.B. de CV	5,823,465	10,700,103
Infraestructura Energetica Nova S.A.B. de CV	3,760,700	18,134,361
Macquarie Mexican (REIT) (e)	71,952,748	99,884,761
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	847,470	10,626,083
Tenedora Nemak SA de CV (a)	18,978,000	27,448,233
Wal-Mart de Mexico SA de CV Series V	39,792,900	104,988,230
TOTAL MEXICO		695,498,205
Netherlands - 0.5%
Cnova NV (a)(d)	1,764,194	5,292,582
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	4,581,900	24,958,159
Yandex NV (a)	1,546,300	24,895,430
TOTAL NETHERLANDS		55,146,171
Nigeria - 0.7%
Guaranty Trust Bank PLC GDR (Reg. S)	3,427,277	19,706,843
Common Stocks - continued
	Shares	Value
Nigeria - continued
Transnational Corp. of Nigeria PLC	1,099,719,442	$ 9,999,961
Zenith Bank PLC	574,561,345	50,802,711
TOTAL NIGERIA		80,509,515
Pakistan - 0.3%
Habib Bank Ltd.	20,682,900	41,105,083
Panama - 0.3%
Copa Holdings SA Class A	678,400	34,272,768
Philippines - 1.7%
Alliance Global Group, Inc.	111,153,050	43,185,885
Metro Pacific Investments Corp.	227,474,356	25,308,239
Metropolitan Bank & Trust Co.	26,029,517	47,263,605
Robinsons Land Corp.	137,775,870	90,064,476
TOTAL PHILIPPINES		205,822,205
Russia - 2.8%
E.ON Russia JSC (a)	379,920,400	18,074,302
Lukoil PJSC sponsored ADR	3,034,700	110,159,610
Mobile TeleSystems OJSC (a)	7,119,510	23,167,686
NOVATEK OAO GDR (Reg. S)	834,500	76,315,025
Sberbank of Russia (a)	19,059,020	27,022,708
Sberbank of Russia sponsored ADR	10,711,231	65,691,980
Sistema JSFC (a)	45,065,300	12,466,860
Sistema JSFC sponsored GDR	779,100	5,414,745
TOTAL RUSSIA		338,312,916
Singapore - 0.3%
First Resources Ltd.	25,710,500	34,440,969
South Africa - 5.2%
Aspen Pharmacare Holdings Ltd.	3,372,482	75,742,549
Barclays Africa Group Ltd.	8,651,969	111,033,290
Bidvest Group Ltd.	2,390,145	61,139,629
JSE Ltd.	2,505,492	24,169,606
Life Healthcare Group Holdings Ltd.	19,252,300	53,698,879
Naspers Ltd. Class N	1,630,000	238,746,297
Sasol Ltd.	882,900	28,289,611
Telkom SA Ltd.	4,489,028	23,582,075
TOTAL SOUTH AFRICA		616,401,936
Taiwan - 7.8%
Advanced Semiconductor Engineering, Inc.	13,460,000	15,538,246
Common Stocks - continued
	Shares	Value
Taiwan - continued
Advantech Co. Ltd.	7,213,000	$ 51,878,500
ASUSTeK Computer, Inc.	3,140,000	28,145,387
Catcher Technology Co. Ltd.	3,474,000	34,242,415
E.SUN Financial Holdings Co. Ltd.	119,286,528	71,832,793
Hermes Microvision, Inc.	438,000	16,931,773
Hon Hai Precision Industry Co. Ltd. (Foxconn)	12,184,644	32,502,392
Inotera Memories, Inc. (a)	20,826,000	16,101,420
King's Town Bank	25,006,000	19,949,342
Largan Precision Co. Ltd.	537,000	41,931,157
Taiwan Cement Corp.	54,510,000	60,781,211
Taiwan Fertilizer Co. Ltd.	14,280,000	18,276,113
Taiwan Semiconductor Manufacturing Co. Ltd.	94,316,284	397,399,240
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	469,701	10,314,634
Unified-President Enterprises Corp.	27,227,942	46,127,732
Universal Cement Corp.	26,528,559	18,753,440
Vanguard International Semiconductor Corp.	11,370,000	14,691,868
Yuanta Financial Holding Co. Ltd.	98,320,206	38,764,782
TOTAL TAIWAN		934,162,445
Thailand - 2.7%
Airports of Thailand PCL (For. Reg.)	4,918,400	41,113,127
Intouch Holdings PCL NVDR	11,647,990	24,547,635
Jasmine Broadband Internet Infrastructure Fund	155,340,300	45,444,593
Jasmine International Public Co. Ltd.	24,870,000	3,948,524
Kasikornbank PCL (For. Reg.)	21,212,004	102,608,440
PTT PCL (For. Reg.)	7,238,100	55,902,622
Thai Union Frozen Products PCL (For. Reg.)	90,081,600	44,754,411
TOTAL THAILAND		318,319,352
Turkey - 1.0%
Aselsan A/S	4,268,000	20,422,103
Tupras Turkiye Petrol Rafinelleri A/S (a)	2,216,196	58,532,994
Turkiye Garanti Bankasi A/S	15,501,500	40,140,069
TOTAL TURKEY		119,095,166
United Arab Emirates - 1.1%
DP World Ltd.	1,559,621	31,519,940
Emaar Properties PJSC	16,429,389	28,850,955
Emirates Telecommunications Corp.	894,754	3,727,127
First Gulf Bank PJSC	20,730,317	69,703,081
TOTAL UNITED ARAB EMIRATES		133,801,103
Common Stocks - continued
	Shares	Value
United Kingdom - 0.6%
Fresnillo PLC	2,398,100	$ 26,987,450
HSBC Holdings PLC (Hong Kong)	5,164,800	40,382,919
TOTAL UNITED KINGDOM		67,370,369
United States of America - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	796,372	54,240,897
TOTAL COMMON STOCKS (Cost $10,466,199,277)		10,647,471,835
Nonconvertible Preferred Stocks - 4.2%

Brazil - 2.0%
Banco Bradesco SA (PN) sponsored ADR (d)	6,101,500	33,192,160
Banco do Estado Rio Grande do Sul SA	9,237,636	14,347,912
Companhia Paranaense de Energia-Copel:
(PN-B)	155,300	1,308,747
(PN-B) sponsored (d)	2,648,239	21,874,454
Itau Unibanco Holding SA sponsored ADR	12,494,586	85,587,914
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (a)	11,840,600	47,243,994
Telefonica Brasil SA	1,284,300	13,304,063
Vale SA (PN-A) sponsored ADR (d)	7,489,800	26,963,280
TOTAL BRAZIL		243,822,524
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. (f)	7,577,282	29,248,309
Korea (South) - 1.7%
Hyundai Motor Co. Series 2	787,195	78,597,467
Samsung Electronics Co. Ltd.	86,532	90,566,174
Samsung Fire & Marine Insurance Co. Ltd.	180,303	31,662,026
TOTAL KOREA (SOUTH)		200,825,667
Russia - 0.3%
Surgutneftegas OJSC (a)	43,209,500	29,454,301
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $693,306,750)		503,350,801
Money Market Funds - 4.5%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	432,677,972	$ 432,677,972
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	106,637,243	106,637,243
TOTAL MONEY MARKET FUNDS (Cost $539,315,215)		539,315,215
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $11,698,821,242)		11,690,137,851
NET OTHER ASSETS (LIABILITIES) - 1.9%		222,102,808
NET ASSETS - 100%		$ 11,912,240,659
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
8,417 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2015	$ 355,071,145	$ 5,308,369

The face value of futures purchased as a percentage of net assets is 3%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,248,309 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	1/26/15	$ 23,950,652
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 733,254
Fidelity Securities Lending Cash Central Fund	615,140
Total	$ 1,348,394
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aquarius Platinum Ltd. (Australia)	$ 18,498,158	$ 4,236,396	$ -	$ -	$ 15,805,131
Direcional Engenharia SA	-	27,357,077	-	1,363,653	12,974,783
Fila Korea Ltd.	33,462,090	32,477,582	-	64,231	57,918,933
GP Investments Ltd. Class A (depositary receipt)	23,311,870	-	4,262,323	-	17,741,993
Korean Reinsurance Co.	54,409,675	13,901,513	2,550,866	947,602	75,545,757
Macquarie Mexican (REIT)	48,149,486	74,717,451	2,947,168	4,691,947	99,884,761
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Minerva SA	$ 50,188,557	$ 8,281,160	$ -	$ -	$ 40,386,125
SREI Infrastructure Finance Ltd.	36,691,182	-	2,762,936	372,954	30,184,892
T4F Entretenimento SA	5,103,986	21,144	3,449,329	-	-
Total	$ 269,815,004	$ 160,992,323	$ 15,972,622	$ 7,440,387	$ 350,442,375
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,090,276,644	$ 855,701,609	$ 137,315,005	$ 97,260,030
Consumer Staples	977,879,569	493,074,358	484,805,211	-
Energy	843,259,579	383,251,003	460,008,576	-
Financials	3,148,735,173	1,393,869,094	1,754,866,079	-
Health Care	309,012,182	129,441,428	179,570,754	-
Industrials	849,206,522	477,068,998	372,137,524	-
Information Technology	2,160,197,649	1,236,758,223	923,439,426	-
Materials	723,635,874	489,529,165	234,106,709	-
Telecommunication Services	697,780,235	459,004,364	238,775,871	-
Utilities	350,839,209	109,930,788	240,908,421	-
Money Market Funds	539,315,215	539,315,215	-	-
Total Investments in Securities:	$ 11,690,137,851	$ 6,566,944,245	$ 5,025,933,558	$ 97,260,030
Derivative Instruments:
Assets
Futures Contracts	$ 5,308,369	$ 5,308,369	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 110,091,668
Level 2 to Level 1	$ 392,376,754
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,308,369	$ -
Total Value of Derivatives	$ 5,308,369	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $105,908,919) - See accompanying schedule: Unaffiliated issuers (cost $10,724,710,961)	$ 10,800,380,261
Fidelity Central Funds (cost $539,315,215)	539,315,215
Other affiliated issuers (cost $434,795,066)	350,442,375
Total Investments (cost $11,698,821,242)		$ 11,690,137,851
Segregated cash with brokers for derivative instruments		8,127,100
Foreign currency held at value (cost $21,339,829)		21,362,660
Receivable for investments sold		171,301,997
Receivable for fund shares sold		211,267,870
Dividends receivable		3,266,461
Distributions receivable from Fidelity Central Funds		137,521
Receivable for daily variation margin for derivative instruments		387,328
Prepaid expenses		29,958
Other receivables		137,329
Total assets		12,106,156,075

Liabilities
Payable to custodian bank	$ 2,708,860
Payable for investments purchased	73,173,155
Payable for fund shares redeemed	405,996
Accrued management fee	7,812,314
Other affiliated payables	871,977
Other payables and accrued expenses	2,305,871
Collateral on securities loaned, at value	106,637,243
Total liabilities		193,915,416

Net Assets		$ 11,912,240,659
Net Assets consist of:
Paid in capital		$ 12,785,037,799
Undistributed net investment income		129,474,166
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(998,056,500)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,214,806)
Net Assets		$ 11,912,240,659

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015
Series Emerging Markets:
Net Asset Value, offering price and redemption price per share ($5,571,492,867 ÷ 364,013,102 shares)	$ 15.31

Class F:
Net Asset Value, offering price and redemption price per share ($6,340,747,792 ÷ 412,812,145 shares)	$ 15.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends (including $7,440,387 earned from other affiliated issuers)		$ 254,578,205
Special dividends		31,262,431
Interest		4,449
Income from Fidelity Central Funds		1,348,394
Income before foreign taxes withheld		287,193,479
Less foreign taxes withheld		(28,773,341)
Total income		258,420,138

Expenses
Management fee	$ 89,014,732
Transfer agent fees	8,729,015
Accounting and security lending fees	1,836,056
Custodian fees and expenses	6,756,875
Independent trustees' compensation	46,542
Audit	100,250
Legal	25,969
Miscellaneous	79,131
Total expenses before reductions	106,588,570
Expense reductions	(1,163,374)	105,425,196
Net investment income (loss)		152,994,942
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,012,228)	(650,943,206)
Other affiliated issuers	(12,942,060)
Foreign currency transactions	(13,820,516)
Futures contracts	(57,461,053)
Total net realized gain (loss)		(735,166,835)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,008,398)	(959,562,613)
Assets and liabilities in foreign currencies	1,231,430
Futures contracts	(2,742,877)
Total change in net unrealized appreciation (depreciation)		(961,074,060)
Net gain (loss)		(1,696,240,895)
Net increase (decrease) in net assets resulting from operations		$ (1,543,245,953)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 152,994,942	$ 107,299,325
Net realized gain (loss)	(735,166,832)	48,289,090
Change in net unrealized appreciation (depreciation)	(961,074,063)	(14,060,354)
Net increase (decrease) in net assets resulting from operations	(1,543,245,953)	141,528,061
Distributions to shareholders from net investment income	(89,825,646)	(82,603,080)
Distributions to shareholders from net realized gain	-	(2,770,030)
Total distributions	(89,825,646)	(85,373,110)
Share transactions - net increase (decrease)	3,499,387,207	2,875,521,339
Total increase (decrease) in net assets	1,866,315,608	2,931,676,290

Net Assets
Beginning of period	10,045,925,051	7,114,248,761
End of period (including undistributed net investment income of $129,474,166 and undistributed net investment income of $76,236,490, respectively)	$ 11,912,240,659	$ 10,045,925,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Emerging Markets

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.77	$ 17.56	$ 16.25	$ 16.06	$ 18.85
Income from Investment Operations
Net investment income (loss)B	.21E	.21	.20	.21	.18
Net realized and unrealized gain (loss)	(2.53)	.17	1.34	.59	(2.19)
Total from investment operations	(2.32)	.38	1.54	.80	(2.01)
Distributions from net investment income	(.14)	(.17)	(.22)	(.09)	(.10)
Distributions from net realized gain	-	(.01)	(.01)	(.52)	(.68)
Total distributions	(.14)	(.17)G	(.23)	(.61)	(.78)
Net asset value, end of period	$ 15.31	$ 17.77	$ 17.56	$ 16.25	$ 16.06
Total ReturnA	(13.14)%	2.20%	9.59%	5.40%	(11.26)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.04%	1.06%	1.09%	1.10%	1.12%
Expenses net of fee waivers, if any	1.04%	1.06%	1.09%	1.10%	1.12%
Expenses net of all reductions	1.03%	1.06%	1.06%	1.07%	1.07%
Net investment income (loss)	1.29%E	1.18%	1.22%	1.37%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,571,493	$ 4,837,497	$ 3,623,928	$ 3,182,644	$ 3,384,616
Portfolio turnover rateD	64%	93%	79%	80%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Emerging Markets Fund Class F

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 17.83	$ 17.62	$ 16.30	$ 16.11	$ 18.90
Income from Investment Operations
Net investment income (loss)B	.24E	.24	.23	.25	.21
Net realized and unrealized gain (loss)	(2.54)	.17	1.35	.58	(2.19)
Total from investment operations	(2.30)	.41	1.58	.83	(1.98)
Distributions from net investment income	(.17)	(.19)	(.26)	(.12)	(.13)
Distributions from net realized gain	-	(.01)	(.01)	(.52)	(.68)
Total distributions	(.17)	(.20)	(.26)G	(.64)	(.81)
Net asset value, end of period	$ 15.36	$ 17.83	$ 17.62	$ 16.30	$ 16.11
Total ReturnA	(13.02)%	2.35%	9.84%	5.60%	(11.07)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.88%	.89%	.90%	.90%	.91%
Expenses net of fee waivers, if any	.88%	.89%	.90%	.90%	.91%
Expenses net of all reductions	.87%	.89%	.88%	.87%	.86%
Net investment income (loss)	1.45%E	1.35%	1.40%	1.57%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,340,748	$ 5,208,429	$ 3,490,320	$ 2,570,780	$ 1,471,427
Portfolio turnover rateD	64%	93%	79%	80%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity Series International Growth Fund	3.65%	7.10%	7.51%
Class F	3.83%	7.30%	7.71%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Annual Report

Fidelity Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes produced low-single-digit gains, underperforming the 4.28% return of the benchmark MSCI EAFE Growth Index. The fund underperformed largely for idiosyncratic reasons, and also was affected by a downward fair-value pricing adjustment and unfavorable currency movements. Security selection was helpful, especially in materials and financials. Conversely, picks in health care hampered results. In country terms, stock picking was strong in Australia, Spain and Switzerland, but weak in Hong Kong and Germany, as well as in the United States, where some of the fund's globally oriented stocks are based. The fund's two biggest individual detractors were Wynn Macau and Sands China, owners of casino properties in Macau. These stocks struggled for various reasons, and I eliminated the fund's stake in both. Another negative was Turkey-based Coca-Cola Icecek Sanayi. I reduced the fund's stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance. In contrast, our biggest contributor was Industria de Diseño Textil (Inditex), a Spanish clothing company, while Visa and MasterCard, two U.S.-based payment processors, also contributed. These last two names were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United States of America*	17.2%
United Kingdom	14.7%
Japan	14.5%
Switzerland	13.8%
Sweden	5.5%
Belgium	4.3%
Spain	4.3%
Australia	3.4%
Denmark	3.1%
Other	19.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

United States of America*	16.4%
Japan	15.5%
Switzerland	14.5%
United Kingdom	13.1%
Sweden	5.2%
Belgium	4.6%
Germany	3.9%
Australia	3.4%
Denmark	2.9%
Other	20.5%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Annual Report

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	98.8
Short-Term Investments and Net Other Assets (Liabilities)	2.0	1.2
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG (Switzerland, Pharmaceuticals)	3.8	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6	3.9
Nestle SA (Switzerland, Food Products)	3.0	3.6
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.8	2.2
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.7	2.9
Inditex SA (Spain, Specialty Retail)	2.6	2.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.4	2.3
CSL Ltd. (Australia, Biotechnology)	2.2	2.2
Visa, Inc. Class A (United States of America, IT Services)	2.1	1.7
DENSO Corp. (Japan, Auto Components)	2.1	2.6
	27.3
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.8	17.8
Financials	18.2	17.5
Consumer Staples	15.9	14.6
Consumer Discretionary	15.1	15.5
Industrials	12.1	14.4
Information Technology	11.3	10.6
Materials	6.0	6.3
Energy	0.4	1.5
Telecommunication Services	0.2	0.6

Annual Report

Fidelity Series International Growth Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 3.4%
CSL Ltd.	3,963,835	$ 263,477,329
Sydney Airport unit	14,361,827	65,635,099
Transurban Group unit	11,372,813	84,273,069
TOTAL AUSTRALIA		413,385,497
Austria - 1.1%
Andritz AG	2,522,198	127,027,904
Bailiwick of Jersey - 1.4%
Shire PLC	2,179,900	165,085,740
Belgium - 4.3%
Anheuser-Busch InBev SA NV	2,697,881	321,923,578
KBC Groep NV	3,199,019	194,886,188
TOTAL BELGIUM		516,809,766
Canada - 0.4%
Pason Systems, Inc.	2,033,869	29,926,307
ShawCor Ltd. Class A	683,400	14,503,174
TOTAL CANADA		44,429,481
Cayman Islands - 1.0%
58.com, Inc. ADR (a)	653,900	34,323,211
Alibaba Group Holding Ltd. sponsored ADR (a)	1,026,500	86,051,495
TOTAL CAYMAN ISLANDS		120,374,706
Denmark - 3.1%
Jyske Bank A/S (Reg.) (a)	1,707,200	83,341,898
Novo Nordisk A/S Series B sponsored ADR	5,444,281	289,526,864
TOTAL DENMARK		372,868,762
Finland - 0.3%
Tikkurila Oyj	1,665,679	30,570,471
France - 1.0%
Safran SA	1,590,086	120,773,492
Germany - 3.1%
Bayer AG	1,369,100	182,696,164
Linde AG	1,067,819	185,234,334
TOTAL GERMANY		367,930,498
Hong Kong - 1.8%
AIA Group Ltd.	35,902,000	210,505,319
India - 0.7%
Housing Development Finance Corp. Ltd.	4,640,219	88,883,812
Common Stocks - continued
	Shares	Value
Ireland - 2.7%
CRH PLC sponsored ADR	5,404,305	$ 147,861,785
James Hardie Industries PLC CDI	13,334,050	172,610,610
TOTAL IRELAND		320,472,395
Israel - 0.3%
Azrieli Group	1,019,186	39,933,473
Italy - 0.7%
Azimut Holding SpA	1,613,606	38,841,656
Interpump Group SpA	3,440,349	50,694,609
TOTAL ITALY		89,536,265
Japan - 14.5%
Astellas Pharma, Inc.	15,382,300	223,266,082
Coca-Cola Central Japan Co. Ltd.	2,797,500	39,317,114
DENSO Corp.	5,365,400	250,149,366
East Japan Railway Co.	1,028,100	97,747,215
Fast Retailing Co. Ltd.	262,800	95,996,218
Hoya Corp.	2,745,700	113,306,190
Japan Tobacco, Inc.	2,710,100	93,801,409
Keyence Corp.	281,700	146,655,414
Mitsui Fudosan Co. Ltd.	5,454,000	148,423,264
Nintendo Co. Ltd.	377,400	60,333,660
OSG Corp.	1,522,800	28,644,132
Seven Bank Ltd.	23,893,600	108,872,518
Shinsei Bank Ltd.	36,832,000	77,228,353
SHO-BOND Holdings Co. Ltd. (e)	1,557,600	61,860,089
USS Co. Ltd.	9,985,600	176,284,630
Yamato Kogyo Co. Ltd.	537,700	14,322,784
TOTAL JAPAN		1,736,208,438
Kenya - 0.2%
Safaricom Ltd.	186,127,600	26,172,769
Korea (South) - 0.8%
BGFretail Co. Ltd.	307,254	45,747,550
NAVER Corp.	106,161	55,787,593
TOTAL KOREA (SOUTH)		101,535,143
Mexico - 0.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	647,412	64,152,055
Netherlands - 1.0%
ING Groep NV (Certificaten Van Aandelen)	8,080,704	117,605,497
Common Stocks - continued
	Shares	Value
South Africa - 1.2%
Clicks Group Ltd.	6,902,484	$ 50,425,691
Naspers Ltd. Class N	666,610	97,638,447
TOTAL SOUTH AFRICA		148,064,138
Spain - 4.3%
Amadeus IT Holding SA Class A	2,739,400	116,759,895
Hispania Activos Inmobiliarios SA (a)	1,884,200	28,385,859
Inditex SA (d)	8,248,319	309,341,352
Merlin Properties Socimi SA	2,598,300	33,315,192
Prosegur Compania de Seguridad SA (Reg.)	6,229,789	27,744,879
TOTAL SPAIN		515,547,177
Sweden - 5.5%
ASSA ABLOY AB (B Shares)	11,808,417	234,905,798
Atlas Copco AB (A Shares) (d)	3,866,732	100,927,745
H&M Hennes & Mauritz AB (B Shares)	3,287,901	127,882,379
Intrum Justitia AB	1,453,000	52,211,434
Svenska Handelsbanken AB (A Shares)	10,470,713	142,207,781
TOTAL SWEDEN		658,135,137
Switzerland - 13.8%
Credit Suisse Group AG (f)(g)	1,666,763	38,361,939
Nestle SA	4,691,142	358,281,263
Novartis AG	5,010,410	453,886,702
Roche Holding AG (participation certificate)	1,601,612	434,835,836
Schindler Holding AG:
(participation certificate)	688,219	111,819,486
(Reg.)	154,309	25,102,825
UBS Group AG	11,434,413	229,031,292
TOTAL SWITZERLAND		1,651,319,343
Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	23,856,000	100,516,644
Turkey - 0.2%
Coca-Cola Icecek Sanayi A/S	2,021,838	25,624,928
United Kingdom - 14.7%
Associated British Foods PLC	2,563,800	136,553,833
Babcock International Group PLC	5,008,561	74,432,345
BAE Systems PLC	12,498,100	84,543,311
Berendsen PLC	4,218,000	66,650,305
Informa PLC	9,170,180	80,296,737
Common Stocks - continued
	Shares	Value
United Kingdom - continued
InterContinental Hotel Group PLC ADR	6,230,227	$ 248,461,453
Johnson Matthey PLC	1,633,327	65,088,669
Lloyds Banking Group PLC	83,499,500	94,772,953
Prudential PLC	8,498,546	198,496,251
Reckitt Benckiser Group PLC	3,452,387	336,920,236
Rightmove PLC	100,000	5,918,202
Rolls-Royce Group PLC	4,234,411	44,776,850
SABMiller PLC	3,867,836	238,208,106
Shaftesbury PLC	3,385,400	49,084,061
Unite Group PLC	4,544,258	46,586,097
TOTAL UNITED KINGDOM		1,770,789,409
United States of America - 15.2%
Alphabet, Inc. Class A (a)	216,094	159,345,555
Autoliv, Inc. (d)	1,294,227	156,912,081
Berkshire Hathaway, Inc. Class B (a)	789,350	107,367,387
BorgWarner, Inc.	1,640,214	70,233,963
China Biologic Products, Inc. (a)	505,000	57,539,700
Domino's Pizza, Inc.	281,940	30,074,540
Martin Marietta Materials, Inc.	419,600	65,100,940
MasterCard, Inc. Class A	2,333,510	230,994,155
McGraw Hill Financial, Inc.	726,271	67,281,745
Mohawk Industries, Inc. (a)	793,915	155,210,383
Moody's Corp.	507,700	48,820,432
Philip Morris International, Inc.	1,625,292	143,675,813
PriceSmart, Inc.	636,075	54,689,729
ResMed, Inc. (d)	1,009,400	58,151,534
Sherwin-Williams Co.	125,000	33,353,750
SS&C Technologies Holdings, Inc.	1,758,844	130,418,283
Visa, Inc. Class A	3,293,296	255,493,904
TOTAL UNITED STATES OF AMERICA		1,824,663,894
TOTAL COMMON STOCKS (Cost $8,863,168,428)		11,768,922,153
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $604,241)	392,529,899	605,124
Money Market Funds - 8.6%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	463,650,878	$ 463,650,878
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	563,794,313	563,794,313
TOTAL MONEY MARKET FUNDS (Cost $1,027,445,191)		1,027,445,191
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $9,891,217,860)		12,796,972,468
NET OTHER ASSETS (LIABILITIES) - (6.6)%		(788,985,522)
NET ASSETS - 100%		$ 12,007,986,946
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,361,939 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 39,521,453
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 342,563
Fidelity Securities Lending Cash Central Fund	2,654,510
Total	$ 2,997,073
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SHO-BOND Holdings Co. Ltd.	$ 64,629,702	$ -	$ 4,573,692	$ 956,187	$ 61,860,089
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,804,399,751	$ 1,281,969,537	$ 522,430,214	$ -
Consumer Staples	1,909,321,305	759,077,705	1,150,243,600	-
Energy	44,429,481	44,429,481	-	-
Financials	2,192,232,967	1,084,480,777	1,107,752,190	-
Health Care	2,241,772,141	587,914,262	1,653,857,879	-
Industrials	1,460,375,711	637,216,656	823,159,055	-
Information Technology	1,376,679,809	1,069,174,091	307,505,718	-
Materials	714,143,343	527,209,949	186,933,394	-
Telecommunication Services	26,172,769	26,172,769	-	-
Money Market Funds	1,027,445,191	1,027,445,191	-	-
Total Investments in Securities:	$ 12,796,972,468	$ 7,045,090,418	$ 5,751,882,050	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 952,102,988
Level 2 to Level 1	$ 208,033,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $543,197,939) - See accompanying schedule: Unaffiliated issuers (cost $8,816,728,233)	$ 11,707,667,188
Fidelity Central Funds (cost $1,027,445,191)	1,027,445,191
Other affiliated issuers (cost $47,044,436)	61,860,089
Total Investments (cost $9,891,217,860)		$ 12,796,972,468
Receivable for investments sold		1,616,314
Receivable for fund shares sold		1,083,734
Dividends receivable		33,700,563
Distributions receivable from Fidelity Central Funds		253,383
Prepaid expenses		33,641
Other receivables		90,155
Total assets		12,833,750,258

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 38,361,939
Payable for fund shares redeemed	215,342,563
Accrued management fee	7,118,052
Other affiliated payables	917,238
Other payables and accrued expenses	229,207
Collateral on securities loaned, at value	563,794,313
Total liabilities		825,763,312

Net Assets		$ 12,007,986,946
Net Assets consist of:
Paid in capital		$ 8,725,872,040
Undistributed net investment income		134,692,373
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		241,492,350
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,905,930,183
Net Assets		$ 12,007,986,946

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2015

Series International Growth:
Net Asset Value, offering price and redemption price per share ($5,563,673,805 ÷ 389,711,958 shares)	$ 14.28

Class F:
Net Asset Value, offering price and redemption price per share ($6,444,313,141 ÷ 449,944,973 shares)	$ 14.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends (including $956,187 earned from other affiliated issuers)		$ 268,540,623
Interest		597
Income from Fidelity Central Funds		2,997,073
Income before foreign taxes withheld		271,538,293
Less foreign taxes withheld		(23,605,079)
Total income		247,933,214

Expenses
Management fee
Basic fee	$ 87,929,252
Performance adjustment	3,106,938
Transfer agent fees	9,807,217
Accounting and security lending fees	1,925,059
Custodian fees and expenses	1,105,044
Independent trustees' compensation	53,566
Audit	81,771
Legal	32,444
Miscellaneous	104,687
Total expenses before reductions	104,145,978
Expense reductions	(667,940)	103,478,038
Net investment income (loss)		144,455,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	263,160,757
Other affiliated issuers	(779,880)
Foreign currency transactions	(2,378,403)
Total net realized gain (loss)		260,002,474
Change in net unrealized appreciation (depreciation) on: Investment securities	70,871,978
Assets and liabilities in foreign currencies	1,185,816
Total change in net unrealized appreciation (depreciation)		72,057,794
Net gain (loss)		332,060,268
Net increase (decrease) in net assets resulting from operations		$ 476,515,444

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,455,176	$ 172,847,839
Net realized gain (loss)	260,002,474	188,600,604
Change in net unrealized appreciation (depreciation)	72,057,794	11,265,981
Net increase (decrease) in net assets resulting from operations	476,515,444	372,714,424
Distributions to shareholders from net investment income	(177,438,330)	(98,329,968)
Distributions to shareholders from net realized gain	(186,668,096)	(45,984,907)
Total distributions	(364,106,426)	(144,314,875)
Share transactions - net increase (decrease)	(731,969,049)	1,220,764,933
Total increase (decrease) in net assets	(619,560,031)	1,449,164,482

Net Assets
Beginning of period	12,627,546,977	11,178,382,495
End of period (including undistributed net investment income of $134,692,373 and undistributed net investment income of $167,671,083, respectively)	$ 12,007,986,946	$ 12,627,546,977

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series International Growth

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.17	$ 13.95	$ 11.55	$ 10.53	$ 10.89
Income from Investment Operations
Net investment income (loss) B	.15	.17	.16	.15	.16
Net realized and unrealized gain (loss)	.36	.20	2.43	.99	(.46)
Total from investment operations	.51	.37	2.59	1.14	(.30)
Distributions from net investment income	(.19)	(.10)	(.19)	(.12)	(.05)
Distributions from net realized gain	(.21)	(.05)	-	(.01)	(.01)
Total distributions	(.40)	(.15)	(.19)	(.12) F	(.06)
Net asset value, end of period	$ 14.28	$ 14.17	$ 13.95	$ 11.55	$ 10.53
Total ReturnA	3.65%	2.66%	22.72%	11.00%	(2.77)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.92%	.97%	1.04%	1.05%	1.00%
Expenses net of fee waivers, if any	.91%	.97%	1.04%	1.05%	1.00%
Expenses net of all reductions	.91%	.97%	1.02%	1.04%	.98%
Net investment income (loss)	1.06%	1.23%	1.26%	1.38%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,563,674	$ 6,049,347	$ 5,642,298	$ 5,045,151	$ 4,996,927
Portfolio turnover rateD	24%	33%	41%	27%	23%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.007 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series International Growth Fund Class F

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 14.21	$ 13.99	$ 11.59	$ 10.57	$ 10.91
Income from Investment Operations
Net investment income (loss) B	.18	.20	.18	.17	.18
Net realized and unrealized gain (loss)	.35	.19	2.43	1.00	(.45)
Total from investment operations	.53	.39	2.61	1.17	(.27)
Distributions from net investment income	(.21)	(.12)	(.21)	(.14)	(.06)
Distributions from net realized gain	(.21)	(.05)	-	(.01)	(.01)
Total distributions	(.42)	(.17)	(.21)	(.15)	(.07)
Net asset value, end of period	$ 14.32	$ 14.21	$ 13.99	$ 11.59	$ 10.57
Total ReturnA	3.83%	2.80%	22.88%	11.23%	(2.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.75%	.80%	.85%	.85%	.79%
Expenses net of fee waivers, if any	.75%	.80%	.85%	.85%	.79%
Expenses net of all reductions	.75%	.80%	.84%	.84%	.77%
Net investment income (loss)	1.23%	1.40%	1.44%	1.58%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,444,313	$ 6,578,200	$ 5,536,085	$ 4,064,357	$ 2,165,942
Portfolio turnover rateD	24%	33%	41%	27%	23%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity Series International Small Cap Fund	8.36%	9.21%	10.15%
Class F	8.49%	9.40%	10.36%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Fidelity Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energyconsumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Jed Weiss: For the year, the fund's share classes produced solid gains that were roughly in line with the 8.55% return of the benchmark MSCI EAFE Small Cap Index. Relative to the index, stock picking in the consumer discretionary and information technology sectors was strong, while security selection in materials hurt. In country terms, the fund's positioning in Australia was helpful, as were relative underweightings in Hong Kong and Singapore. Conversely, positioning in Canada detracted, along with security selection in Japan and several European markets. The fund also was affected by a downward fair-value pricing adjustment. In individual terms, the fund was hurt by non-index positions in energy companies Pason Systems and Shawcor, which struggled along with energy prices. Another negative was Turkey-based Coca-Cola Icecek Sanayi. I significantly reduced the fund's out-of-benchmark stake in this owner of the Coca-Cola bottling franchise in various emerging markets and reinvested the proceeds in other stocks I thought offered a better risk/reward balance. On the positive side, the fund's leading contributor was BGF Retail, a South Korean convenience-store retailer that wasn't part of our benchmark. Also adding value was SS&C Technologies Holdings, a provider of backoffice software for asset managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Small Cap Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

Japan	25.0%
United Kingdom	23.0%
United States of America*	12.2%
Germany	6.5%
Italy	4.2%
Netherlands	3.3%
Sweden	3.1%
Australia	2.1%
Spain	1.9%
Other	18.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

Japan	25.3%
United Kingdom	22.1%
United States of America*	11.2%
Germany	5.5%
Italy	4.8%
Netherlands	3.4%
Korea (South)	2.9%
Sweden	2.7%
France	1.9%
Other	20.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	97.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5	2.5
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.2	2.3
CTS Eventim AG (Germany, Media)	2.1	1.8
Unite Group PLC (United Kingdom, Real Estate Management & Development)	2.1	1.9
OBIC Co. Ltd. (Japan, IT Services)	1.8	1.3
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.7	1.4
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.7	1.7
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.7	1.3
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.7	1.2
Aalberts Industries NV (Netherlands, Machinery)	1.6	1.4
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.6	1.6
	18.2
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.8	18.7
Financials	19.9	20.8
Industrials	18.8	20.4
Information Technology	9.9	10.2
Health Care	9.2	7.1
Consumer Staples	8.3	9.1
Materials	7.3	8.8
Energy	1.3	2.4

Annual Report

Fidelity Series International Small Cap Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value
Australia - 2.1%
DuluxGroup Ltd.	3,519,963	$ 14,716,382
Imdex Ltd. (a)	8,252,948	1,316,220
RCG Corp. Ltd.	16,053,658	16,364,559
Sydney Airport unit	2,789,707	12,749,262
TFS Corp. Ltd. (d)	9,181,386	11,460,970
TOTAL AUSTRALIA		56,607,393
Austria - 1.2%
Andritz AG	411,024	20,700,800
Zumtobel AG	488,819	11,126,867
TOTAL AUSTRIA		31,827,667
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	2,149,365	11,843,001
Belgium - 1.5%
Gimv NV	190,309	8,942,248
KBC Ancora	779,573	30,964,139
TOTAL BELGIUM		39,906,387
Bermuda - 0.5%
Petra Diamonds Ltd. (d)	4,654,491	5,356,409
Vostok New Ventures Ltd. SDR (a)	1,381,642	8,813,607
TOTAL BERMUDA		14,170,016
British Virgin Islands - 0.1%
Gem Diamonds Ltd.	2,460,051	3,754,490
Canada - 1.6%
Cara Operations Ltd.	581,000	15,755,782
McCoy Global, Inc.	1,108,950	2,510,318
New Look Vision Group, Inc.	315,800	7,245,335
Pason Systems, Inc.	842,200	12,392,114
ShawCor Ltd. Class A	346,200	7,347,086
TOTAL CANADA		45,250,635
Cayman Islands - 0.6%
58.com, Inc. ADR (a)	158,600	8,324,914
Value Partners Group Ltd.	7,116,000	7,535,254
TOTAL CAYMAN ISLANDS		15,860,168
Common Stocks - continued
	Shares	Value
Denmark - 1.8%
Jyske Bank A/S (Reg.) (a)	571,719	$ 27,910,114
Spar Nord Bank A/S	2,292,747	21,972,997
TOTAL DENMARK		49,883,111
Finland - 0.5%
Tikkurila Oyj	724,530	13,297,414
France - 1.7%
Coface SA	331,300	2,682,444
Laurent-Perrier Group SA	130,224	11,282,793
Vetoquinol SA	208,127	8,731,271
Virbac SA (d)	120,100	23,950,525
TOTAL FRANCE		46,647,033
Germany - 4.8%
alstria office REIT-AG (d)	659,329	9,204,270
CompuGroup Medical AG	1,273,715	37,537,171
CTS Eventim AG	1,480,124	57,951,351
Fielmann AG (d)	383,190	26,862,649
TOTAL GERMANY		131,555,441
Greece - 0.4%
Titan Cement Co. SA (Reg.)	534,299	11,721,461
India - 0.6%
Jyothy Laboratories Ltd.	3,766,337	17,665,943
Ireland - 1.7%
Dalata Hotel Group PLC (a)	99,000	492,071
FBD Holdings PLC	1,298,400	9,923,110
James Hardie Industries PLC CDI	2,776,486	35,941,889
TOTAL IRELAND		46,357,070
Isle of Man - 0.2%
Playtech Ltd.	386,019	5,093,944
Israel - 1.7%
Azrieli Group	399,179	15,640,525
Ituran Location & Control Ltd.	461,231	9,409,112
Sarine Technologies Ltd.	5,308,800	5,900,856
Strauss Group Ltd. (a)	1,072,955	15,371,308
TOTAL ISRAEL		46,321,801
Italy - 4.2%
Azimut Holding SpA	1,508,364	36,308,340
Common Stocks - continued
	Shares	Value
Italy - continued
Beni Stabili SpA SIIQ (d)	43,666,820	$ 35,965,646
Interpump Group SpA	2,933,666	43,228,478
TOTAL ITALY		115,502,464
Japan - 25.0%
Artnature, Inc. (e)	1,804,500	17,350,955
Asahi Co. Ltd.	1,235,100	12,131,394
Autobacs Seven Co. Ltd.	811,000	14,221,350
Azbil Corp.	1,207,100	30,454,161
Broadleaf Co. Ltd.	270,400	3,097,321
Coca-Cola Central Japan Co. Ltd.	1,162,800	16,342,427
Daiichikosho Co. Ltd.	498,600	16,629,329
Daikokutenbussan Co. Ltd.	567,600	19,498,269
GCA Savvian Group Corp.	1,031,200	12,107,688
Glory Ltd.	802,600	20,305,238
Goldcrest Co. Ltd.	1,371,210	25,656,005
Iwatsuka Confectionary Co. Ltd. (d)	164,700	8,513,197
Japan Digital Laboratory Co.	931,900	11,915,944
Kobayashi Pharmaceutical Co. Ltd.	323,800	25,103,657
Koshidaka Holdings Co. Ltd. (d)	384,200	6,955,142
Lasertec Corp. (d)	903,200	9,856,692
Medikit Co. Ltd.	269,500	8,035,913
Meiko Network Japan Co. Ltd.	514,400	6,107,080
Miraial Co. Ltd. (d)	301,300	2,922,802
Nagaileben Co. Ltd.	1,329,300	22,657,734
ND Software Co. Ltd.	222,536	2,568,754
Nihon Parkerizing Co. Ltd.	3,101,000	27,584,221
Nippon Seiki Co. Ltd.	489,000	10,247,467
NS Tool Co. Ltd.	2,000	34,725
OBIC Co. Ltd.	923,400	48,734,274
OSG Corp.	1,928,300	36,271,657
Paramount Bed Holdings Co. Ltd.	538,100	17,259,642
Pronexus Inc.	497,500	3,666,815
San-Ai Oil Co. Ltd.	1,783,000	13,618,693
Seven Bank Ltd.	8,406,500	38,304,685
SHO-BOND Holdings Co. Ltd.	778,800	30,930,045
Shoei Co. Ltd. (d)(e)	697,000	12,037,779
SK Kaken Co. Ltd.	119,000	11,590,011
Software Service, Inc.	175,900	6,630,187
Techno Medica Co. Ltd.	283,000	6,461,755
The Nippon Synthetic Chemical Industry Co. Ltd.	1,670,000	12,369,245
TKC Corp.	684,400	16,132,343
Common Stocks - continued
	Shares	Value
Japan - continued
Tocalo Co. Ltd.	458,400	$ 9,201,609
Tsutsumi Jewelry Co. Ltd.	299,800	5,958,610
USS Co. Ltd.	3,418,000	60,340,975
Workman Co. Ltd.	234,000	14,420,784
Yamato Kogyo Co. Ltd.	546,400	14,554,527
TOTAL JAPAN		688,781,101
Korea (South) - 1.6%
BGFretail Co. Ltd.	182,008	27,099,468
Coway Co. Ltd.	130,384	9,729,382
Leeno Industrial, Inc.	149,988	5,747,195
TOTAL KOREA (SOUTH)		42,576,045
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	42,160,327	15,799,466
Netherlands - 3.3%
Aalberts Industries NV	1,369,900	44,537,027
Heijmans NV (Certificaten Van Aandelen) (a)(d)	1,131,571	9,519,140
VastNed Retail NV (d)	761,955	37,076,359
TOTAL NETHERLANDS		91,132,526
Norway - 0.3%
Kongsberg Gruppen ASA	595,848	9,326,835
Philippines - 0.4%
Jollibee Food Corp.	2,720,820	11,958,290
South Africa - 0.9%
Alexander Forbes Group Holding	11,130,704	7,013,494
Clicks Group Ltd.	2,067,421	15,103,422
Nampak Ltd.	2,135,270	3,460,807
TOTAL SOUTH AFRICA		25,577,723
Spain - 1.9%
Hispania Activos Inmobiliarios SA (a)	821,600	12,377,572
Merlin Properties Socimi SA	1,487,900	19,077,733
Prosegur Compania de Seguridad SA (Reg.)	4,722,986	21,034,208
TOTAL SPAIN		52,489,513
Sweden - 3.1%
Fagerhult AB (e)	2,218,495	37,911,673
Intrum Justitia AB	1,296,003	46,569,976
TOTAL SWEDEN		84,481,649
Common Stocks - continued
	Shares	Value
Taiwan - 0.4%
Addcn Technology Co. Ltd.	1,141,400	$ 11,092,306
Turkey - 0.0%
Coca-Cola Icecek Sanayi A/S	65,701	832,699
United Kingdom - 23.0%
AA PLC	3,316,661	14,157,799
Babcock International Group PLC	811,700	12,062,693
Bellway PLC	1,084,900	43,417,629
Berendsen PLC	3,002,709	47,447,006
Britvic PLC	2,218,612	23,907,284
Dechra Pharmaceuticals PLC	1,595,563	23,846,985
Derwent London PLC	267,190	15,981,724
Elementis PLC	6,639,782	24,013,393
Great Portland Estates PLC	2,334,200	32,007,792
H&T Group PLC	1,288,592	3,893,527
Hilton Food Group PLC	906,338	6,497,030
Howden Joinery Group PLC	3,646,400	26,060,302
Informa PLC	4,000,785	35,032,026
InterContinental Hotel Group PLC ADR	524,546	20,918,894
ITE Group PLC	4,806,372	10,391,828
JUST EAT Ltd. (a)	2,283,725	14,997,715
Meggitt PLC	2,003,845	10,923,155
Rightmove PLC	405,700	24,010,147
Shaftesbury PLC	2,510,255	36,395,555
Spectris PLC	1,143,816	29,394,323
Spirax-Sarco Engineering PLC	1,006,228	47,172,025
Taylor Wimpey PLC	5,080,800	15,508,471
Ted Baker PLC	559,367	26,102,431
Topps Tiles PLC	3,425,300	7,683,044
Ultra Electronics Holdings PLC	959,010	24,881,637
Unite Group PLC	5,534,163	56,734,247
TOTAL UNITED KINGDOM		633,438,662
United States of America - 7.7%
ANSYS, Inc. (a)	81,715	7,788,257
Autoliv, Inc.	151,500	18,367,860
Broadridge Financial Solutions, Inc.	236,895	14,114,204
China Biologic Products, Inc. (a)	218,808	24,930,984
Kennedy-Wilson Holdings, Inc.	1,225,688	30,053,870
Martin Marietta Materials, Inc.	69,080	10,717,762
Mohawk Industries, Inc. (a)	111,362	21,771,271
PriceSmart, Inc. (d)	338,561	29,109,475
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc.	214,700	$ 12,368,867
SS&C Technologies Holdings, Inc.	589,688	43,725,365
TOTAL UNITED STATES OF AMERICA		212,947,915
TOTAL COMMON STOCKS (Cost $1,949,348,452)		2,583,700,169
Nonconvertible Preferred Stocks - 1.7%

Germany - 1.7%
Sartorius AG (non-vtg.) (Cost $22,934,818)	204,293	46,233,134
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.18% (b)	84,646,444	84,646,444
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	24,091,257	24,091,257
TOTAL MONEY MARKET FUNDS (Cost $108,737,701)		108,737,701
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $2,081,020,971)		2,738,671,004
NET OTHER ASSETS (LIABILITIES) - 0.5%		14,484,462
NET ASSETS - 100%		$ 2,753,155,466
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 99,119
Fidelity Securities Lending Cash Central Fund	518,082
Total	$ 617,201
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Artnature, Inc.	$ 16,652,883	$ 5,255,089	$ -	$ 344,387	$ 17,350,955
Fagerhult AB	44,153,831	161,326	3,278,435	702,878	37,911,673
RCG Corp. Ltd.	8,273,270	418,606	-	519,722	-
Shoei Co. Ltd.	8,406,703	2,495,293	-	343,145	12,037,779
Total	$ 77,486,687	$ 8,330,314	$ 3,278,435	$ 1,910,132	$ 67,300,407
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 570,472,698	$ 383,099,939	$ 187,372,759	$ -
Consumer Staples	233,677,927	129,203,479	104,474,448	-
Energy	35,868,211	22,249,518	13,618,693	-
Financials	542,542,945	458,939,313	83,603,632	-
Health Care	253,055,923	189,441,938	63,613,985	-
Industrials	519,659,526	400,599,319	119,060,207	-
Information Technology	272,800,872	149,687,335	123,113,537	-
Materials	201,855,201	72,321,736	129,533,465	-
Money Market Funds	108,737,701	108,737,701	-	-
Total Investments in Securities:	$ 2,738,671,004	$ 1,914,280,278	$ 824,390,726	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $22,673,544) - See accompanying schedule: Unaffiliated issuers (cost $1,924,261,042)	$ 2,562,632,896
Fidelity Central Funds (cost $108,737,701)	108,737,701
Other affiliated issuers (cost $48,022,228)	67,300,407
Total Investments (cost $2,081,020,971)		$ 2,738,671,004
Receivable for investments sold		1,915,525
Receivable for fund shares sold		36,443,959
Dividends receivable		8,320,105
Distributions receivable from Fidelity Central Funds		34,821
Prepaid expenses		7,711
Other receivables		5,871
Total assets		2,785,398,996

Liabilities
Payable for investments purchased	$ 5,296,611
Payable for fund shares redeemed	652,648
Accrued management fee	1,832,129
Other affiliated payables	273,334
Other payables and accrued expenses	97,551
Collateral on securities loaned, at value	24,091,257
Total liabilities		32,243,530

Net Assets		$ 2,753,155,466
Net Assets consist of:
Paid in capital		$ 1,938,080,471
Undistributed net investment income		26,891,199
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		130,573,320
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		657,610,476
Net Assets		$ 2,753,155,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Series International Small Cap: Net Asset Value, offering price and redemption price per share ($1,276,569,830 ÷ 79,246,928 shares)	$ 16.11

Class F: Net Asset Value, offering price and redemption price per share ($1,476,585,636 ÷ 91,395,519 shares)	$ 16.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends (including $1,910,132 earned from other affiliated issuers)		$ 61,134,850
Interest		144
Income from Fidelity Central Funds		617,201
Income before foreign taxes withheld		61,752,195
Less foreign taxes withheld		(4,996,818)
Total income		56,755,377

Expenses
Management fee
Basic fee	$ 24,231,139
Performance adjustment	777,463
Transfer agent fees	2,230,479
Accounting and security lending fees	1,246,968
Custodian fees and expenses	330,808
Independent trustees' compensation	12,156
Audit	66,962
Legal	7,275
Interest	760
Miscellaneous	24,244
Total expenses before reductions	28,928,254
Expense reductions	(120,269)	28,807,985
Net investment income (loss)		27,947,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	146,892,952
Other affiliated issuers	990,847
Foreign currency transactions	(579,993)
Total net realized gain (loss)		147,303,806
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $57,160)	59,514,144
Assets and liabilities in foreign currencies	153,069
Total change in net unrealized appreciation (depreciation)		59,667,213
Net gain (loss)		206,971,019
Net increase (decrease) in net assets resulting from operations		$ 234,918,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,947,392	$ 27,564,526
Net realized gain (loss)	147,303,806	36,236,413
Change in net unrealized appreciation (depreciation)	59,667,213	(48,773,803)
Net increase (decrease) in net assets resulting from operations	234,918,411	15,027,136
Distributions to shareholders from net investment income	(28,569,877)	(22,654,352)
Distributions to shareholders from net realized gain	(36,994,296)	(73,752,533)
Total distributions	(65,564,173)	(96,406,885)
Share transactions - net increase (decrease)	(195,735,081)	555,726,987
Total increase (decrease) in net assets	(26,380,843)	474,347,238

Net Assets
Beginning of period	2,779,536,309	2,305,189,071
End of period (including undistributed net investment income of $26,891,199 and undistributed net investment income of $27,520,165, respectively)	$ 2,753,155,466	$ 2,779,536,309

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Small Cap

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 15.75	$ 12.44	$ 11.22	$ 11.40
Income from Investment Operations
Net investment income (loss)B	.14	.14	.15	.15	.17E
Net realized and unrealized gain (loss)	1.10	(.11)	3.29	1.19	(.19)
Total from investment operations	1.24	.03	3.44	1.34	(.02)
Distributions from net investment income	(.14)	(.13)	(.12)	(.11)	(.09)
Distributions from net realized gain	(.20)	(.44)	(.01)	(.01)	(.07)
Total distributions	(.34)	(.57)	(.13)	(.12)	(.16)
Net asset value, end of period	$ 16.11	$ 15.21	$ 15.75	$ 12.44	$ 11.22
Total ReturnA	8.36%	.21%	27.95%	12.07%	(.23)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.10%	1.18%	1.23%	1.22%	1.14%
Expenses net of fee waivers, if any	1.10%	1.18%	1.23%	1.22%	1.14%
Expenses net of all reductions	1.10%	1.18%	1.22%	1.22%	1.13%
Net investment income (loss)	.89%	.86%	1.05%	1.27%	1.47%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,276,570	$ 1,330,809	$ 1,163,381	$ 1,040,585	$ 1,107,242
Portfolio turnover rateD	16%	18%	29%	25%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series International Small Cap Fund Class F

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.27	$ 15.79	$ 12.48	$ 11.26	$ 11.43
Income from Investment Operations
Net investment income (loss)B	.17	.16	.17	.17	.20E
Net realized and unrealized gain (loss)	1.10	(.09)	3.30	1.19	(.20)
Total from investment operations	1.27	.07	3.47	1.36	-
Distributions from net investment income	(.17)	(.15)	(.15)	(.13)	(.10)
Distributions from net realized gain	(.20)	(.44)	(.01)	(.01)	(.07)
Total distributions	(.38)G	(.59)	(.16)	(.14)	(.17)
Net asset value, end of period	$ 16.16	$ 15.27	$ 15.79	$ 12.48	$ 11.26
Total ReturnA	8.49%	.47%	28.14%	12.25%	(.03)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.94%	1.01%	1.04%	1.02%	.93%
Expenses net of fee waivers, if any	.93%	1.01%	1.04%	1.02%	.93%
Expenses net of all reductions	.93%	1.01%	1.03%	1.01%	.92%
Net investment income (loss)	1.06%	1.04%	1.24%	1.47%	1.68%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,476,586	$ 1,448,727	$ 1,141,808	$ 836,468	$ 480,498
Portfolio turnover rateD	16%	18%	29%	25%	22%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.21%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.38 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Life of fund A
Fidelity Series International Value Fund	-0.65%	3.58%	2.86%
Class F	-0.46%	3.77%	3.05%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Fidelity Series International Value Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Alex Zavratsky: For the year, the fund's share classes declined modestly, outperforming the -4.09% result of the benchmark MSCI EAFE Value Index. Versus the benchmark, key contributors included stock selection in various countries throughout Europe, especially France and Switzerland, as well as in the United Kingdom. Conversely, positioning in Japan detracted. The fund also was affected by a downward fair-value pricing adjustment, largely related to the fund's Japan-based investments. Looking at individual stocks, largely avoiding U.K-based oil giant and index component Royal Dutch Shell helped most. The fund started the review period with an underweighted position, later eliminated. Shares of Royal Dutch Shell returned roughly -23% amid disappointing financial results, weakening oil prices and high capital expenditures, and our decisions here proved the biggest contributor to relative results this period. Avoiding Spain's Banco Santander, a benchmark constituent, also was a good call. Conversely, the fund's position in French bank BNP Paribas was the biggest relative detractor the past year. We held an underweighted position in the stock earlier in the period and sold it once the stock no longer fit our investment criteria. This stance hurt the fund because BNP outpaced the market the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Value Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

United Kingdom	23.9%
Japan	20.7%
France	16.4%
Switzerland	8.3%
Germany	5.6%
United States of America*	4.9%
Netherlands	3.8%
Australia	3.1%
Spain	2.0%
Other	11.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

United Kingdom	24.8%
Japan	20.3%
France	14.8%
Switzerland	6.8%
Germany	6.2%
Australia	4.6%
United States of America*	4.4%
Netherlands	2.9%
Italy	2.0%
Other	13.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3	1.3
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.1	2.8
Nestle SA (Switzerland, Food Products)	2.7	2.0
Sanofi SA (France, Pharmaceuticals)	2.6	2.4
Novartis AG (Switzerland, Pharmaceuticals)	2.5	1.6
Toyota Motor Corp. (Japan, Automobiles)	2.4	2.7
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.0	2.6
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	2.8
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.9	2.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.8	1.9
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.8	1.2
	22.8
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.7	27.6
Health Care	16.0	14.1
Consumer Discretionary	14.5	15.5
Consumer Staples	9.3	7.1
Industrials	8.2	7.7
Energy	6.7	6.8
Telecommunication Services	6.1	7.0
Materials	4.3	4.9
Information Technology	3.8	5.6
Utilities	3.1	2.4

Annual Report

Fidelity Series International Value Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 3.1%
Ansell Ltd.	3,467,096	$ 49,336,704
Macquarie Group Ltd.	1,088,629	65,915,262
Telstra Corp. Ltd.	7,025,653	26,919,811
Transurban Group unit	6,955,900	51,543,540
Westpac Banking Corp.	8,070,888	179,771,142
TOTAL AUSTRALIA		373,486,459
Bailiwick of Jersey - 1.4%
Shire PLC	754,200	57,116,228
Wolseley PLC	1,803,216	105,869,207
TOTAL BAILIWICK OF JERSEY		162,985,435
Belgium - 0.5%
Anheuser-Busch InBev SA NV	535,830	63,937,702
Canada - 0.8%
Imperial Oil Ltd.	1,760,700	58,586,767
Potash Corp. of Saskatchewan, Inc.	1,948,800	39,464,839
TOTAL CANADA		98,051,606
Denmark - 0.3%
Topdanmark A/S (a)	1,229,079	32,705,916
Finland - 1.2%
Sampo Oyj (A Shares)	2,884,113	141,068,981
France - 16.4%
Atos Origin SA	1,493,763	119,171,825
AXA SA	6,747,073	180,066,650
Capgemini SA	1,666,305	148,475,506
Havas SA	8,504,342	73,785,699
Orange SA	7,079,500	124,823,540
Renault SA	671,392	63,294,134
Sanofi SA	3,053,708	308,045,425
Societe Generale Series A	2,765,700	128,448,030
Total SA (d)	7,811,190	377,740,081
Unibail-Rodamco	501,800	140,213,490
VINCI SA	2,420,900	163,402,318
Vivendi SA	5,918,981	142,391,807
TOTAL FRANCE		1,969,858,505
Germany - 5.2%
Axel Springer Verlag AG	899,600	50,589,996
BASF AG	2,514,798	206,021,941
Common Stocks - continued
	Shares	Value
Germany - continued
Bayer AG	630,214	$ 84,097,349
Continental AG	244,333	58,760,487
Fresenius SE & Co. KGaA	1,915,400	140,748,177
GEA Group AG	670,273	26,877,101
SAP AG	700,973	55,261,272
TOTAL GERMANY		622,356,323
Hong Kong - 0.2%
Power Assets Holdings Ltd.	1,903,000	18,928,020
Ireland - 1.4%
Allergan PLC (a)	304,800	94,021,656
Medtronic PLC	1,005,500	74,326,560
TOTAL IRELAND		168,348,216
Israel - 1.4%
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,824,992	167,211,276
Italy - 1.7%
Intesa Sanpaolo SpA	27,259,000	94,961,938
Mediaset SpA	11,889,200	60,401,689
Telecom Italia SpA (a)	35,609,700	49,678,486
TOTAL ITALY		205,042,113
Japan - 20.7%
Astellas Pharma, Inc.	8,190,100	118,875,041
Dentsu, Inc.	2,241,900	126,035,443
East Japan Railway Co.	1,297,800	123,389,101
Hoya Corp.	3,406,300	140,567,023
Itochu Corp.	8,020,400	100,359,132
Japan Tobacco, Inc.	4,569,900	158,172,414
KDDI Corp.	5,184,300	125,451,426
Makita Corp.	1,266,800	69,411,559
Mitsubishi UFJ Financial Group, Inc.	37,170,100	240,398,905
Nippon Prologis REIT, Inc.	24,562	43,194,249
Nippon Telegraph & Telephone Corp.	4,304,700	157,816,333
OBIC Co. Ltd.	1,364,500	72,014,205
Olympus Corp.	2,355,300	79,447,401
ORIX Corp.	7,319,600	106,893,835
Seven & i Holdings Co. Ltd.	2,377,900	108,015,670
Seven Bank Ltd.	16,189,300	73,767,446
Sony Corp.	2,929,700	83,277,978
Sony Financial Holdings, Inc.	4,784,200	85,745,253
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Financial Group, Inc.	4,567,900	$ 182,230,289
Toyota Motor Corp.	4,625,900	283,403,159
TOTAL JAPAN		2,478,465,862
Luxembourg - 0.5%
RTL Group SA	696,539	60,203,600
Netherlands - 3.8%
ING Groep NV (Certificaten Van Aandelen)	11,122,534	161,875,888
Koninklijke KPN NV	13,782,545	50,502,014
Mylan N.V.	838,900	36,987,101
PostNL NV (a)	5,580,449	23,048,847
RELX NV (d)	10,694,953	182,878,963
TOTAL NETHERLANDS		455,292,813
Singapore - 0.3%
UOL Group Ltd.	7,976,626	37,225,002
Spain - 2.0%
Iberdrola SA	25,598,357	182,885,568
Mediaset Espana Comunicacion SA	5,072,600	61,665,725
TOTAL SPAIN		244,551,293
Sweden - 1.6%
Nordea Bank AB	12,899,933	142,685,847
Sandvik AB	5,780,400	54,058,788
TOTAL SWEDEN		196,744,635
Switzerland - 8.3%
Credit Suisse Group AG	326,913	8,153,613
Credit Suisse Group AG (e)(f)	4,042,000	93,029,996
Nestle SA	4,174,441	318,818,742
Novartis AG	3,362,844	304,635,782
Syngenta AG (Switzerland)	199,177	66,917,582
UBS Group AG	2,404,671	48,165,560
Zurich Insurance Group AG	566,015	149,371,445
TOTAL SWITZERLAND		989,092,720
United Kingdom - 23.9%
AstraZeneca PLC (United Kingdom)	3,262,691	207,939,715
Aviva PLC	18,112,939	135,368,438
BAE Systems PLC	17,011,150	115,071,806
Barclays PLC	47,886,236	170,608,209
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BG Group PLC	4,777,500	$ 75,477,509
BP PLC sponsored ADR	6,674,296	238,272,367
Bunzl PLC	4,348,005	124,606,623
Compass Group PLC	7,646,317	131,447,111
HSBC Holdings PLC sponsored ADR (d)	5,826,188	227,629,165
Imperial Tobacco Group PLC	3,968,545	214,065,635
Informa PLC	10,049,005	87,991,982
ITV PLC	38,804,985	150,990,134
Liberty Global PLC:
Class A (a)	1,373,900	61,166,028
LiLAC Class A (a)	402,069	15,527,905
Lloyds Banking Group PLC	148,777,300	168,864,053
Meggitt PLC	4,605,141	25,103,073
Micro Focus International PLC	3,275,200	63,416,047
National Grid PLC	11,637,200	165,770,594
Prudential PLC	2,884,996	67,383,396
Rio Tinto PLC	5,510,776	200,841,727
Vodafone Group PLC sponsored ADR	6,622,266	218,336,110
TOTAL UNITED KINGDOM		2,865,877,627
United States of America - 3.6%
Altria Group, Inc.	1,307,500	79,064,525
Chevron Corp.	730,200	66,360,576
Constellation Brands, Inc. Class A (sub. vtg.)	908,200	122,425,360
Edgewell Personal Care Co. (a)	536,100	45,413,031
McGraw Hill Financial, Inc.	820,900	76,048,176
ResMed, Inc. CDI	7,967,510	45,256,618
TOTAL UNITED STATES OF AMERICA		434,568,286
TOTAL COMMON STOCKS (Cost $11,019,927,709)		11,786,002,390
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Volkswagen AG (Cost $94,866,859)	462,290	55,491,015
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	268,151,896	$ 268,151,896
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	20,284,471	20,284,471
TOTAL MONEY MARKET FUNDS (Cost $288,436,367)		288,436,367
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $11,403,230,935)		12,129,929,772
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(136,877,418)
NET ASSETS - 100%		$ 11,993,052,354
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $93,029,996 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 95,841,889
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 199,505
Fidelity Securities Lending Cash Central Fund	7,952,590
Total	$ 8,152,095
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ResMed, Inc. CDI	$ 65,708,901	$ 6,132,549	$ 32,222,925	$ 1,353,471	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,749,302,855	$ 927,256,342	$ 822,046,513	$ -
Consumer Staples	1,109,913,079	460,968,551	648,944,528	-
Energy	816,437,300	363,219,710	453,217,590	-
Financials	3,181,790,174	1,032,649,045	2,149,141,129	-
Health Care	1,908,612,056	456,643,942	1,451,968,114	-
Industrials	982,741,095	417,096,750	565,644,345	-
Information Technology	458,338,855	331,063,378	127,275,477	-
Materials	513,246,089	39,464,839	473,781,250	-
Telecommunication Services	753,527,720	218,336,110	535,191,610	-
Utilities	367,584,182	182,885,568	184,698,614	-
Money Market Funds	288,436,367	288,436,367	-	-
Total Investments in Securities:	$ 12,129,929,772	$ 4,718,020,602	$ 7,411,909,170	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,037,873,973
Level 2 to Level 1	$ 233,839,580

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $19,642,481) - See accompanying schedule: Unaffiliated issuers (cost $11,114,794,568)	$ 11,841,493,405
Fidelity Central Funds (cost $288,436,367)	288,436,367
Total Investments (cost $11,403,230,935)		$ 12,129,929,772
Foreign currency held at value (cost $75)		30
Receivable for investments sold		122,651,305
Receivable for fund shares sold		13,162,813
Dividends receivable		37,372,628
Distributions receivable from Fidelity Central Funds		84,408
Prepaid expenses		33,601
Other receivables		43,146
Total assets		12,303,277,703

Liabilities
Payable for investments purchased
Regular delivery	$ 28,416,662
Delayed delivery	93,029,996
Payable for fund shares redeemed	159,997,363
Accrued management fee	7,401,469
Other affiliated payables	908,095
Other payables and accrued expenses	187,293
Collateral on securities loaned, at value	20,284,471
Total liabilities		310,225,349

Net Assets		$ 11,993,052,354
Net Assets consist of:
Paid in capital		$ 11,397,906,154
Undistributed net investment income		234,573,457
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(368,270,868)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		728,843,611
Net Assets		$ 11,993,052,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2015

Series International Value: Net Asset Value, offering price and redemption price per share ($5,556,956,725 ÷ 560,590,766 shares)	$ 9.91

Class F: Net Asset Value, offering price and redemption price per share ($6,436,095,629 ÷ 647,175,500 shares)	$ 9.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends (including $1,353,471 earned from other affiliated issuers)		$ 394,655,970
Interest		12,038
Income from Fidelity Central Funds		8,152,095
Income before foreign taxes withheld		402,820,103
Less foreign taxes withheld		(28,976,423)
Total income		373,843,680

Expenses
Management fee
Basic fee	$ 86,978,752
Performance adjustment	743,956
Transfer agent fees	9,677,334
Accounting and security lending fees	1,906,165
Custodian fees and expenses	927,114
Independent trustees' compensation	52,995
Audit	82,364
Legal	31,968
Interest	1,545
Miscellaneous	104,748
Total expenses before reductions	100,506,941
Expense reductions	(1,147,712)	99,359,229
Net investment income (loss)		274,484,451
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(307,750,992)
Other affiliated issuers	5,719,082
Foreign currency transactions	(7,966,842)
Total net realized gain (loss)		(309,998,752)
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,590,952)
Assets and liabilities in foreign currencies	3,324,493
Total change in net unrealized appreciation (depreciation)		(7,266,459)
Net gain (loss)		(317,265,211)
Net increase (decrease) in net assets resulting from operations		$ (42,780,760)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 274,484,451	$ 545,342,055
Net realized gain (loss)	(309,998,752)	402,652,013
Change in net unrealized appreciation (depreciation)	(7,266,459)	(1,082,222,300)
Net increase (decrease) in net assets resulting from operations	(42,780,760)	(134,228,232)
Distributions to shareholders from net investment income	(519,162,017)	(280,500,370)
Distributions to shareholders from net realized gain	(371,264,934)	(41,143,110)
Total distributions	(890,426,951)	(321,643,480)
Share transactions - net increase (decrease)	487,487,592	1,583,070,862
Total increase (decrease) in net assets	(445,720,119)	1,127,199,150

Net Assets
Beginning of period	12,438,772,473	11,311,573,323
End of period (including undistributed net investment income of $234,573,457 and undistributed net investment income of $485,385,663, respectively)	$ 11,993,052,354	$ 12,438,772,473

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series International Value

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 11.14	$ 9.16	$ 8.59	$ 9.91
Income from Investment Operations
Net investment income (loss)B	.22	.45E	.26	.29	.30
Net realized and unrealized gain (loss)	(.28)	(.59)	2.03	.50	(1.45)
Total from investment operations	(.06)	(.14)	2.29	.79	(1.15)
Distributions from net investment income	(.44)	(.24)	(.26)	(.22)	(.13)
Distributions from net realized gain	(.32)	(.04)	(.06)	-	(.04)
Total distributions	(.76)	(.27)G	(.31)H	(.22)	(.17)
Net asset value, end of period	$ 9.91	$ 10.73	$ 11.14	$ 9.16	$ 8.59
Total ReturnA	(.65)%	(1.25)%	25.78%	9.56%	(11.84)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.89%	.82%	.88%	.90%	.95%
Expenses net of fee waivers, if any	.89%	.82%	.88%	.90%	.95%
Expenses net of all reductions	.88%	.81%	.85%	.87%	.93%
Net investment income (loss)	2.12%	4.05%E	2.58%	3.35%	3.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,556,957	$ 5,971,189	$ 5,710,397	$ 5,107,633	$ 4,503,487
Portfolio turnover rateD	44%	70%	80%	63%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.27 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.036 per share.

H Total distributions of $.31 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.057 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series International Value Fund Class F

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 11.18	$ 9.19	$ 8.62	$ 9.93
Income from Investment Operations
Net investment income (loss)B	.23	.47E	.28	.30	.31
Net realized and unrealized gain (loss)	(.27)	(.60)	2.04	.51	(1.44)
Total from investment operations	(.04)	(.13)	2.32	.81	(1.13)
Distributions from net investment income	(.46)	(.25)	(.27)	(.24)	(.14)
Distributions from net realized gain	(.32)	(.04)	(.06)	-	(.04)
Total distributions	(.78)	(.29)	(.33)	(.24)	(.18)
Net asset value, end of period	$ 9.94	$ 10.76	$ 11.18	$ 9.19	$ 8.62
Total ReturnA	(.46)%	(1.18)%	26.05%	9.77%	(11.61)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.73%	.65%	.69%	.70%	.74%
Expenses net of fee waivers, if any	.73%	.65%	.69%	.70%	.74%
Expenses net of all reductions	.72%	.64%	.67%	.67%	.72%
Net investment income (loss)	2.28%	4.22%E	2.76%	3.55%	3.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,436,096	$ 6,467,583	$ 5,601,176	$ 4,114,635	$ 1,955,967
Portfolio turnover rateD	44%	70%	80%	63%	78%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.64%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund offers Series Emerging Markets shares and Class F shares. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares. Fidelity Series International Value Fund offers Series International Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 , including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by a Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Series Emerging Markets Fund	$ 11,783,376,570	$ 1,347,050,584	$ (1,440,289,303)	$ (93,238,719)
Fidelity Series International Growth Fund	9,919,709,234	3,104,443,530	(227,180,296)	2,877,263,234
Fidelity Series International Small Cap Fund	2,112,721,227	766,795,543	(140,845,766)	625,949,777
Fidelity Series International Value Fund	11,453,427,076	1,435,766,014	(759,263,318)	676,502,696

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$ 129,549,443	$ -	$ (908,192,802)	$ (93,350,845)
Fidelity Series International Growth Fund	145,651,124	259,029,593	-	2,877,434,183
Fidelity Series International Small Cap Fund	42,492,293	146,692,628	-	625,890,075
Fidelity Series International Value Fund	234,541,841	-	(318,074,726)	678,679,086

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$ (786,915,902)	$ (121,276,901)	$ (908,192,803)	$ (908,192,803)
Fidelity Series International Value Fund	(269,639,939)	(48,434,788)	(318,074,727)	(318,074,727)

The tax character of distributions paid was as follows:

October 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 89,825,646	$ -	$ 89,825,646
Fidelity Series International Growth Fund	177,438,330	186,668,096	364,106,426
Fidelity Series International Small Cap Fund	31,850,159	33,714,014	65,564,173
Fidelity Series International Value Fund	519,162,017	371,264,934	890,426,951
October 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 85,373,110	$ -	$ 85,373,110
Fidelity Series International Growth Fund	98,329,968	45,984,907	144,314,875
Fidelity Series International Small Cap Fund	29,845,642	66,561,243	96,406,885
Fidelity Series International Value Fund	321,643,480	-	321,643,480

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Schedule of Investments. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fidelity Series Emerging Markets Fund recognized net realized gain (loss) of $(57,461,053) and a change in net unrealized appreciation (depreciation) of $(2,742,877) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	10,186,085,424	6,835,844,346
Fidelity Series International Growth Fund	2,897,009,841	3,948,704,506
Fidelity Series International Small Cap Fund	448,719,495	767,222,486
Fidelity Series International Value Fund	5,370,271,729	5,532,409,562

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on each fund's relative investment performance of the asset-weighted return of all classes as compared to its benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Series Emerging Markets Fund	.55%	.25%	.80%
Fidelity Series International Growth Fund	.45%	.25%	.72%
Fidelity Series International Small Cap Fund	.60%	.25%	.88%
Fidelity Series International Value Fund	.45%	.25%	.71%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Performance Benchmark
Fidelity Series International Growth Fund	MSCI EAFE Growth Index
Fidelity Series International Small Cap Fund	MSCI EAFE Small Cap Index
Fidelity Series International Value Fund	MSCI EAFE Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

Fidelity Series Emerging Markets Fund	Amount	% of Class-Level Average Net Assets
Series Emerging Markets	$ 8,729,015.16
Fidelity Series International Growth Fund
Series International Growth	9,807,217.16
Fidelity Series International Small Cap Fund
Series International Small Cap	2,230,479.17
Fidelity Series International Value Fund
Series International Value	9,677,334.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 65,952
Fidelity Series International Growth Fund	5,133
Fidelity Series International Small Cap Fund	898
Fidelity Series International Value Fund	7,796

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Small Cap Fund	Borrower	$ 9,857,750.35%		$ 760
Fidelity Series International Value Fund	Borrower	$ 39,489,500.35%		$ 1,545

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 7,749
Fidelity Series International Small Cap Fund	23,635
Fidelity Series International Value Fund	3,022

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$ 15,659
Fidelity Series International Growth Fund	18,092
Fidelity Series International Small Cap Fund	4,096
Fidelity Series International Value Fund	17,881

During the period, the Funds did not borrow on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Emerging Markets Fund	$ 615,140	$ 2,967	$ 4,247,250
Fidelity Series International Growth Fund	$ 2,654,510	$ 19,420	$ 12,160,372
Fidelity Series International Small Cap Fund	$ 518,082	$ 24,266	$ -
Fidelity Series International Value Fund	$ 7,952,590	$ 15	$ -

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody Expense reduction
Fidelity Series Emerging Markets Fund	$ 1,021,034	$ 603
Fidelity Series International Growth Fund	480,022	26
Fidelity Series International Small Cap Fund	78,560	-
Fidelity Series International Value Fund	960,190	46

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses and a portion of class-level operating expenses as follows:

Fund-Level Amount
Fidelity Series Emerging Markets Fund	$ 47,291
Fidelity Series International Growth Fund	51,176
Fidelity Series International Small Cap Fund	12,004
Fidelity Series International Value Fund	50,834
Class-Level Amount
Fidelity Series Emerging Markets Fund
Series Emerging Markets	$ 94,446
Fidelity Series International Growth Fund
Series International Growth	136,716
Fidelity Series International Small Cap Fund
Series International Small Cap	29,705
Fidelity Series International Value Fund
Series International Value	136,642

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$ 39,027,374	$ 38,549,457
Class F	50,798,272	44,053,623
Total	$ 89,825,646	$ 82,603,080

Annual Report

10. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
Fidelity Series Emerging Markets Fund
From net realized gain
Series Emerging Markets	$ -	$ 1,393,354
Class F	-	1,376,676
Total	$ -	$ 2,770,030
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$ 78,746,368	$ 44,982,373
Class F	98,691,962	53,347,595
Total	$ 177,438,330	$ 98,329,968
From net realized gain
Series International Growth	$ 88,907,190	$ 23,186,790
Class F	97,760,906	22,798,117
Total	$ 186,668,096	$ 45,984,907
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$ 12,140,821	$ 10,579,671
Class F	16,429,056	12,074,681
Total	$ 28,569,877	$ 22,654,352
From net realized gain
Series International Small Cap	$ 17,604,190	$ 37,028,847
Class F	19,390,106	36,723,686
Total	$ 36,994,296	$ 73,752,533
Fidelity Series International Value Fund
From net investment income
Series International Value	$ 241,458,154	$ 136,444,048
Class F	277,703,863	144,056,322
Total	$ 519,162,017	$ 280,500,370
From net realized gain
Series International Value	$ 176,811,463	$ 20,725,678
Class F	194,453,471	20,417,432
Total	$ 371,264,934	$ 41,143,110

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	123,959,808	92,426,382	$ 2,044,867,266	$ 1,645,786,227
Reinvestment of distributions	2,286,314	2,310,168	39,027,374	39,942,811
Shares redeemed	(34,411,277)	(28,925,774)	(566,233,556)	(505,237,270)
Net increase (decrease)	91,834,845	65,810,776	$ 1,517,661,084	$ 1,180,491,768
Class F
Shares sold	153,928,469	119,603,499	$ 2,538,996,172	$ 2,144,127,127
Reinvestment of distributions	2,968,923	2,622,996	50,798,272	45,430,299
Shares redeemed	(36,125,669)	(28,307,280)	(608,068,321)	(494,527,855)
Net increase (decrease)	120,771,723	93,919,215	$ 1,981,726,123	$ 1,695,029,571
Fidelity Series International Growth Fund
Series International Growth
Shares sold	25,324,796	111,100,310	$ 359,926,491	$ 1,551,845,942
Reinvestment of distributions	12,078,787	4,921,961	167,653,558	68,169,163
Shares redeemed	(74,712,848)	(93,568,720)	(1,062,121,684)	(1,326,687,201)
Net increase (decrease)	(37,309,265)	22,453,551	$ (534,541,635)	$ 293,327,904
Class F
Shares sold	48,332,641	144,005,124	$ 686,631,779	$ 2,024,480,402
Reinvestment of distributions	14,123,139	5,489,958	196,452,868	76,145,712
Shares redeemed	(75,307,908)	(82,443,810)	(1,080,512,061)	(1,173,189,085)
Net increase (decrease)	(12,852,128)	67,051,272	$ (197,427,414)	$ 927,437,029
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	6,213,162	27,564,831	$ 98,321,887	$ 428,962,557
Reinvestment of distributions	2,000,337	3,165,460	29,745,011	47,608,518
Shares redeemed	(16,436,223)	(17,122,638)	(261,823,586)	(270,568,578)
Net increase (decrease)	(8,222,724)	13,607,653	$ (133,756,688)	$ 206,002,497

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Fidelity Series International Small Cap Fund
Class F
Shares sold	11,766,506	33,881,109	$ 186,255,220	$ 531,825,078
Reinvestment of distributions	2,405,585	3,238,113	35,819,162	48,798,367
Shares redeemed	(17,677,411)	(14,508,461)	(284,052,775)	(230,898,955)
Net increase (decrease)	(3,505,320)	22,610,761	$ (61,978,393)	$ 349,724,490
Fidelity Series International Value Fund
Series International Value
Shares sold	51,219,354	144,202,227	$ 514,770,315	$ 1,593,743,427
Reinvestment of distributions	41,826,962	14,552,752	418,269,617	157,169,726
Shares redeemed	(89,083,944)	(114,686,628)	(900,543,214)	(1,270,496,899)
Net increase (decrease)	3,962,372	44,068,351	$ 32,496,718	$ 480,416,254
Class F
Shares sold	89,487,681	185,652,636	$ 902,577,936	$ 2,061,243,349
Reinvestment of distributions	47,121,490	15,200,901	472,157,334	164,473,754
Shares redeemed	(90,319,635)	(101,157,768)	(919,744,396)	(1,123,062,495)
Net increase (decrease)	46,289,536	99,695,769	$ 454,990,874	$ 1,102,654,608

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series International Growth Fund (fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2015

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (funds of Fidelity Investment Trust), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets Fund	12/07/15	12/04/15	$0.182	$0.000
Class F	12/07/15	12/04/15	$0.206	$0.000
Series International Growth Fund	12/07/15	12/04/15	$0.156	$0.326
Class F	12/07/15	12/04/15	$0.181	$0.326
Series International Small Cap Fund	12/07/15	12/04/15	$0.147	$0.963
Class F	12/07/15	12/04/15	$0.175	$0.963
Series International Value Fund	12/07/15	12/04/15	$0.204	$0.000
Class F	12/07/15	12/04/15	$0.222	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Series International Growth Fund	$259,543,716
Series International Small Cap Fund	$146,692,628

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders.

Fund	December 05, 2014
Series Emerging Markets Fund	0%
Class F	0%
Series International Growth Fund	12%
Class F	10%
Series International Small Cap Fund	8%
Class F	7%
Series International Value Fund	1%
Class F	1%

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	December 05, 2014
Series Emerging Markets Fund	100%
Class F	100%
Series International Growth Fund	100%
Class F	100%
Series International Small Cap Fund	100%
Class F	100%
Series International Value Fund	96%
Class F	92%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Series Emerging Markets Fund	12/08/14	$0.1773	$0.0383
Class F	12/08/14	$0.2043	$0.0383
Series International Growth Fund	12/08/14	$0.2019	$0.0159
Class F	12/08/14	$0.2279	$0.0159
Series International Small Cap Fund	12/08/14	$0.1813	$0.0233
Class F	12/08/14	$0.2133	$0.0233
Series International Value Fund	12/08/14	$0.4476	$0.0106
Class F	12/08/14	$0.4676	$0.0106

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Fidelity Series Emerging Markets Fund in May 2012, October 2013, and September 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For each fund (except Fidelity Series Emerging Markets Fund), returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board also considered that each fund's (except Fidelity Series Emerging Markets Fund's) management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Series International Small Cap Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of each of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's performance adjustment, if any, on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL

Fidelity Series Emerging Markets Fund

State Street Bank and Trust Company

Quincy, MA

Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GSV-S-ANN-1215
1.907943.105

Item 2. Code of Ethics

As of the end of the period, October 31, 2015, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Global Equity Income Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, and Fidelity Total International Equity Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$51,000	$-	$6,000	$600
Fidelity Global Equity Income Fund	$47,000	$-	$6,000	$600
Fidelity International Small Cap Fund	$127,000	$-	$6,900	$800
Fidelity International Small Cap Opportunities Fund	$52,000	$-	$5,800	$800
Fidelity International Value Fund	$50,000	$-	$5,800	$700
Fidelity Series Emerging Markets Fund	$44,000	$-	$7,200	$3,000
Fidelity Series International Small Cap Fund	$46,000	$-	$5,800	$1,200
Fidelity Series International Value Fund	$46,000	$-	$5,800	$3,300
Fidelity Total International Equity Fund	$60,000	$-	$6,700	$700

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$6,000	$600
Fidelity Global Equity Income Fund	$46,000	$-	$6,000	$600
Fidelity International Small Cap Fund	$124,000	$-	$6,900	$800
Fidelity International Small Cap Opportunities Fund	$50,000	$-	$5,800	$700
Fidelity International Value Fund	$48,000	$-	$5,800	$600
Fidelity Series Emerging Markets Fund	$42,000	$-	$6,900	$2,300
Fidelity Series International Small Cap Fund	$45,000	$-	$5,800	$1,200
Fidelity Series International Value Fund	$45,000	$-	$5,800	$3,300
Fidelity Total International Equity Fund	$57,000	$-	$6,700	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series International Growth Fund, and Fidelity Total Emerging Markets Fund (the "Funds"):

Services Billed by PwC

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$56,000	$-	$5,200	$1,800
Fidelity Global Commodity Stock Fund	$45,000	$-	$3,200	$1,800
Fidelity International Discovery Fund	$82,000	$-	$23,500	$5,700
Fidelity International Growth Fund	$59,000	$-	$5,500	$2,200
Fidelity Series International Growth Fund	$59,000	$-	$10,500	$6,200
Fidelity Total Emerging Markets Fund	$63,000	$-	$4,400	$1,800

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$53,000	$-	$5,300	$1,700
Fidelity Global Commodity Stock Fund	$42,000	$-	$3,000	$1,800
Fidelity International Discovery Fund	$80,000	$-	$11,300	$5,600
Fidelity International Growth Fund	$56,000	$-	$5,400	$1,900
Fidelity Series International Growth Fund	$58,000	$-	$10,000	$6,100
Fidelity Total Emerging Markets Fund	$60,000	$-	$4,500	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$60,000	$590,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$3,465,000	$4,430,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2015 A	October 31, 2014 A
PwC	$4,835,000	$5,700,000
Deloitte Entities	$240,000	$1,890,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2015